UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1.	Report to Stockholders

Dear Shareholder:

When my wife and I started dating many years ago, I told her I enjoyed woodworking. Which was kind of true. I had acquired a few tools and had recently built a coffee table and two end tables. Mostly, though, I was just trying to impress her. And from my comment about woodworking, my lovely wife drew the mistaken conclusion that I was handy. Talk about over-promising and under-delivering! I am not handy; I am whatever is the opposite of handy. But my wife is a good sport. She will call our local handyman when something is broken and is sympathetic enough to allow me to save face by saying something like, “I’m sure Dave would have fixed this if he had had the time.”

Please bear with me—I’m getting to an important point about personal investing. But first I need to introduce you to someone.

Meet Fred

Interestingly, incompetence in all things mechanical isn’t something that runs in my family. Quite the opposite. My mother’s family has operated a small metal fabrication business in Milwaukee since 1929. The business is now run by my uncle, and by my cousin, Fred. He and I were born the same year, grew up together, and now Fred has twin sons roughly the same age as my two boys. So we have a lot in common, except for one thing: Fred can fix absolutely anything. When Fred and his family come to our house to visit, my wife has a list of things for Fred to fix, which he seems to enjoy. (I talk to him and hand him tools while he works).

But Fred doesn’t just fix things. He completely re-engineers them. We have a kitchen cabinet shelf that had been sagging and is now perfectly straight due to a complex contraption Fred designed and installed that involved a piece of specially fabricated stainless steel and a lot of other little parts, the function of which I don’t remotely understand.

Whenever we visit Fred’s house, he will nonchalantly tell us how his furnace went out so he rebuilt the whole HVAC system. When you have a special skill, it can be easy to forget that most others don’t share your talent. One time when we were at Fred’s house and he was explaining how he had handled some large-scale home repair issue, his wife acknowledged how convenient it was to have someone in the house who could build nearly anything and fix pretty much everything. She smiled and asked a perceptive question: “What do regular people do?”

What Regular People Do

I can tell you what they do: Regular people get help.

I don’t change the oil in my car; instead, I take it to one of the major quick-change shops—and it’s not because I don’t want to get my hands dirty. There are really two reasons why I get help changing my oil. First, it would take me quite a bit of time, especially since I haven’t changed the oil in a car in 30 years. A quick-change expert can take care of the process in 20 minutes and does it for a very reasonable price. Second, cars have gotten a lot more complicated since I was in high school, and I’m afraid I might do something wrong that could damage my car. I would prefer to spend my time on other things and not have to worry about making a catastrophic mistake. Instead, I get help.

So what does Fred do when he invests? After all, while Fred has an amazing talent when it comes to household engineering, he would be the first to say he’s not an expert when it comes to the markets. Fred gets help when he invests, just like other “regular people” who invest. Fred and his family are longtime Thrivent members and work with a financial representative in their community, which gives them more time to spend doing the things they love to do.

It’s OK to Get Help

In the print media and on television, you will often find people with varying degrees of expertise advising you to simply buy and hold low-cost index mutual funds and ETFs (exchanged-traded funds) through an online brokerage account. That’s not necessarily bad advice. If you are someone who is comfortable managing your own investments and have the discipline to rebalance your portfolio regularly and the temperament to stick with your allocations throughout the market’s ups and downs, then purchasing a portfolio of index mutual funds or ETFs yourself may be a suitable strategy for you.

What troubles me is the implication you sometimes hear that if you work with a financial representative or if you purchase an actively managed mutual fund that you are making an unwise financial decision, or worse, that you are being taken advantage of. It would be cheaper for me to change my own oil, but it would never occur to me that my oil change professional wasn’t providing me with a valuable service. Now, to be fair, investment management fees and expenses compound over time and can be very substantial, especially over longer-term horizons. Such fees can dwarf the $35 it costs each time to get my oil changed. However, managing your investments to achieve your own financial goals—I think most would agree—is even more important than routine auto maintenance.

Getting Help Can Improve Performance

To most regular people, it might seem obvious that getting help can improve investment results—just as I believe my car runs better when it is maintained by experts. There have been many extensive studies on this topic, but I’ll just mention one. Aon Hewitt conducted an analysis of more than 723,000 individual participants in employer-sponsored defined contribution plans from 2006-2012.1 The study compared the investment returns of those individuals who received “help” (defined for purposes of the study as people who invested through a managed account, purchased a target date fund, or received online investment advice) with those who did not. The study found that those who received help had significantly better investment returns than those who did not (by more than 3% annually, net of fees).

While the Aon Hewitt study analyzed help that was provided though managed accounts, target date funds or online advice tools, there are a variety of ways to receive help. An investor can work with a financial representative. An investor can also purchase funds that “embed” help in the product, such as a risk-based asset allocation fund. At Thrivent Mutual Funds, we offer all-in-one asset allocation funds that give you the ability to target a specific risk level. They are managed by professional asset managers who oversee the rebalancing of your investments and seek to capitalize on market opportunities. We believe that the Thrivent Asset Allocation Funds2 can be an efficient way for many investors to receive help with their investments.

Thrivent Asset Management, a subsidiary of Thrivent Financial, employs more than 100 seasoned investment professionals who oversee your investments every day. And there’s nothing we enjoy more than helping regular people like you be wise with money. That’s our mission and that’s who we are.

Sincerely,

David S. Royal

President

Thrivent Mutual Funds

1 Help In Defined Contribution Plans: 2006 through 2012. Aon Hewitt, May 2014. Available at http://www.aon.com/attachments/ human-capital-consulting/HelpReport_May-2014.pdf.

2 The Fund invests in other Thrivent Mutual Funds and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the fund, which investors should read and consider carefully before investing. Prospectuses are available from a Thrivent Financial representative or at ThriventFunds.com.

Dear Shareholder:

The stock market experienced strong growth through the fiscal year ended October 31, 2017. The S&P 500 Index posted a total return of 23.63% for the 12-month period ended October 31. For the most recent six-month period, the S&P 500 had a total return of 9.10%.

Yields on 10-year U.S. Treasuries moved up past 2% the past 12 months, ending the fiscal year at 2.38%, as the Federal Reserve Board (Fed) approved three 0.25% rate increases over the past 12 months.

Economic Review

The U.S. economy has shown signs of strength in recent months. Gross domestic product (GDP), which is the broadest measure of economic output, grew at an annualized rate of 3.0% in the third quarter of 2017, following a 3.1% growth rate in the second quarter, according to the U.S. Department of Commerce.

A number of economic and market factors contributed to the solid GDP growth rate. Corporate earnings have experienced solid growth throughout 2017. Oil prices have increased, stabilizing at more than $50 a barrel (West Texas Intermediate), contributing to a rebound in the oil industry. Personal consumption expenditures have increased for 31 consecutive months, according to the U.S. Bureau of Economic Analysis, and employment has grown for 85 consecutive months, according to the U.S. Department of Labor.

Devastating hurricanes in Texas and Florida in August and September caused a temporary disruption in the employment growth rate and retail sales, but efforts to rebuild from the storms have helped boost economic indicators. With a gain of 261,000 jobs in October, the unemployment rate dropped to 4.1%—the lowest level since 2000—according to the U.S. Department of Labor.

A post-hurricane surge in the sale of auto parts, automobiles and building materials helped drive up retail sales by 1.6% in September, according to the U.S. Department of Commerce. The gain was the largest in 2 1/2 years and followed a 0.1% decrease in August. But that surge is expected to level off as conditions return to normal in the storm-stricken areas.

Market Review

In October, the Fed began a gradual initiative to reduce its $4.5 trillion balance sheet by ending its policy of purchasing new Treasury bonds and mortgage-backed securities as their older bonds reach maturity. While this strategy is considered necessary for the long-term good of the economy, it could create some short-term strains as money comes out of the economy and liquidity diminishes.

That environment could push up interest rates, and impact the stock and bond markets, as well as dampen consumer spending, business investment and real estate development.

However, we believe that these pitfalls can be avoided if the Fed is flexible in managing its balance sheet reduction strategy.

In the stock market, strong corporate earnings growth has driven solid gains across most sectors for the past 12 months. Information technology has led all S&P 500 sectors, while energy has lagged. But the oil industry seems to be recovering from a prolonged slump. Prices have improved from a low of under $27 a barrel in February 2016 to over $50 a barrel in October 2017.

International equity markets have also been strong. The MSCI EAFE Index, which tracks developed markets in Europe, Australasia and the Far East, posted a total return of 23.44% for the 12-month period ended October 31. The MSCI Emerging Markets Index, which tracks stocks in developing economies, posted a gain of 26.45% for the same 12-month period. The bond market has been sluggish as market interest rates have slowly increased. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, was up 1.58% for the 12-month period ended October 31, 2017. The yield for 10-year U.S. Treasuries has continued to move up slowly from an all-time low of 1.36% on July 8, 2016, to 2.38% at the end of October 2017.

Our Outlook

The economy has been gaining strength, but there are a few issues here and abroad that could impact future economic growth. Bond yields and consumer interest rates are still near historic lows. Other concerns include slow wage growth—both here and abroad—Fed monetary policy, and legislative turmoil.

We expect the job market to remain strong. As companies compete for qualified workers, we may see an acceleration in wage growth, which we believe would be good for the economy. Inflation remains in check, with the consensus at 2.3% for 2018.1 Inflation has been growing at less than 2% so far this year.

We expect the European economy and the emerging markets to continue to improve gradually. In China, we expect GDP growth of about 7%, but the country still faces some risks due to past excessive credit growth.

In the U.S., the economic recovery should continue if consumer spending continues to improve, wages and corporate earnings rise, the oil market remains stable, and consumer interest rates continue to move up.

Sincerely,

David S. Royal

Chief Investment Officer

Thrivent Mutual Funds

1 Organization for Economic Cooperation and Development.

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THRIVENT AGGRESSIVE ALLOCATION FUND

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Aggressive Allocation Fund earned a return of 23.31%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category, of 21.44%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of 23.63%, 0.90% and 23.64%, respectively.

What factors affected the Fund’s performance?

As an asset allocation fund, the Fund’s allocations between equity and fixed-income securities are a significant determinant of performance. For Thrivent Aggressive Allocation Fund, we averaged approximately 91% of portfolio’s assets in equity securities and 9% in fixed-income securities. The difference in returns for those asset categories over the period accounts for a significant component of the difference between the Fund’s return and the benchmarks listed above.

The other primary factors impacting performance were the Fund’s allocations within the equity and fixed-income portfolios and security selection within both areas. We positioned the Fund with a moderate underweighting to equity securities for the period, which detracted from total returns because equities outperformed fixed income. However, while our allocation to equities had an effect on performance, stock selection contributed positively and more than made up for the equity underweighting. For the period, the Fund benefited modestly from an underweighting to small-cap stocks and an overweighting to international stocks. However, an overweighting to mid-cap stocks modestly detracted. In terms of stock selection, the Fund experienced strong contributions from both mid- and small-cap stocks and a modestly positive contribution from large caps. Stock selection was modestly negative among international stocks.

Over the period, the Treasury yield curve flattened significantly because yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve increased rates three times, which had the most impact on short-term rates. Rates on longer-term securities increased less due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Asia. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets. The fixed-income portion of the Fund outperformed in part because it was positioned for the Treasury curve to flatten with higher short-term rates. Additionally, the fixed-income portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporates significantly outperformed Treasuries. Within corporates, an underweighting in high-yield bonds detracted from relative performance because the segment posted strong returns. This was offset by solid performance from securitized assets, including agency and nonagency mortgage-backed securities. The Fund used Treasury futures to help manage interest rate exposure. Additionally, the Fund used an index of high-yield credit default swaps to hedge high-yield exposure.

What is your outlook?

Across equities and fixed income, valuations are elevated and the global markets are somewhat overbought. Therefore, we are positioning the Fund more conservatively because we see limited upside from here, but greater risk to the downside. As a result, the Fund remains modestly underweighted in risk assets, expressed primarily through an underweighting to equities. However, while the Fund is generally underweighted in equity overall, we recognize that global growth and sentiment continue to strengthen with international looking relatively stronger than domestic. Because of this, the Fund remains modestly overweighted in international equities.

Within fixed income, the Fund is positioned roughly neutral in corporate credit along with an underweighting in emerging markets debt and an overweighting in securitized assets, such as nonagency mortgages. We expect the Federal Reserve to continue to raise rates in the coming year.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	34.9%
International	23.1%
Small Cap	18.3%
Short-Term Investments	15.6%
Mid Cap	4.4%
Investment Grade Debt	3.2%
High Yield	0.5%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	11.5%
Thrivent Large Cap Growth Fund	7.0%
Thrivent Mid Cap Stock Fund	6.3%
Thrivent Large Cap Value Fund	5.7%
Thrivent Large Cap Stock Fund	3.1%
Thrivent Small Cap Stock Fund	3.0%
Amazon.com, Inc.	0.8%
SPDR S&P 500 ETF Trust	0.6%
Thrivent Limited Maturity Bond Fund	0.6%
Thrivent High Yield Fund	0.5%

These securities represent 39.1% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives, and excludes collateral held for securities loaned. The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	23.31%	11.85%	5.28%
with sales charge	17.74%	10.83%	4.79%

Class S	1-Year	5 Years	10 Years
Net Asset Value	23.64%	12.26%	5.66%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT BALANCED INCOME PLUS FUND

Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, Stephen D. Lowe, CFA, and John T. Groton Jr., CFA, Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Balanced Income Plus Fund earned a return of 10.78%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 12.68%. The Fund’s market benchmarks, the S&P/LSTA Leveraged Loan Index, the MSCI World Index–USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, earned returns of 5.06%, 22.77%, 0.53% and 7.94%, respectively.

What factors affected the Fund’s performance?

The global economy began to see a synchronized recovery for the first time in years, driving investor optimism and the markets. Interest rates rose across the yield curve fueled by three Federal Reserve hikes and the November election results, which increased the likelihood for significant fiscal stimulus and reforms. Interest rate and market volatility remained exceptionally low during the period, while credit spreads versus Treasuries narrowed to their tightest levels since before the 2008 financial crisis began.

The Fund’s portfolio was split approximately 50/50 between fixed-income and equity exposure. The equity portion detracted from performance, while fixed income was a positive contributor. Although we had favorable stock selection in most of the 11 market sectors, it was not enough to offset security selection challenges in the energy, information technology and real estate sectors. We saw no underlying theme among these three sectors because one is value-oriented, the second is growth-oriented and the third is largely driven by interest rate dynamics. On the other hand, stock selection was favorable among the materials, financial services and consumer staples sectors, but these areas were not weighted enough to offset the laggards.

In the international equity portfolio, we use a quantitative approach that emphasizes certain factors in the markets. We benefited from our emphasis on smaller-capitalization stocks and value-oriented factors such as dividend yield and earnings yield. As an offset, stock selection was weak in the information technology and financial sectors. Primarily due to rising interest rates, real estate investment trust (REIT) stocks produced only single-digit returns, outperforming investment-grade bonds, but falling short of high-yield bonds and the general equity markets. REIT stock selection was favorable in the data center, industrial and hotel sectors. However, continued growth in online retailing and e-commerce hurt the retail shopping center and mall sectors.

In fixed income, higher exposure to nonagency residential mortgage-backed securities boosted results because the segment produced returns comparable to high yield. A shorter duration stance helped dampen sensitivity to rising interest rates, while positioning Treasury futures for a flatter yield curve aided performance. However, a short position in S&P 500® futures to hedge our alternative equity exposure hindered performance since the index rose nearly 24%. Another detractor was our overweighting in leveraged loans, which did not experience the same degree of price appreciation as high yield because issuers were calling or refinancing securities as credit spreads narrowed.

What is your outlook?

In the fixed-income market, we believe the coming year will be a much more difficult return environment because spreads have narrowed substantially. We continue to reduce exposure to leveraged loans due to increased risk in the sector and preferred securities because this sector has performed well. We are also increasing emerging market exposure to diversify away from the U.S. and because spreads are more compelling in these regions.

In the international equity portfolio, we are focused on finding stocks with low volatility, high earnings quality, positive price momentum and low valuations. In the U.S. equity portfolio, we continue to implement our bottom-up stock selection process as our industry analysts search for the best ideas regardless of the macroeconomic backdrop. We believe the outlook is positive for U.S. REITs due to moderate supply in most property types combined with strong demand for data storage, warehouse space, single-family housing and apartments.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	43.4%
Long-Term Fixed Income	29.1%
Bank Loans	14.5%
Short-Term Investments	9.0%
Registered Investment Companies	2.8%
Preferred Stock	1.2%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	12.7%
Consumer Discretionary	11.0%
Information Technology	10.5%
Telecommunications Services	7.4%
Foreign Government	6.7%
Real Estate	6.4%
Mortgage-Backed Securities	6.1%
Consumer Staples	5.6%
Materials	5.4%
Industrials	5.2%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%
Amazon.com, Inc.	1.2%
Apple, Inc.	1.2%
UnitedHealth Group, Inc.	1.1%
Materials Select Sector SPDR Fund	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
Visa, Inc.	0.7%
Comcast Corporation	0.7%
Cummins, Inc.	0.7%

These securities represent 11.8% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	10.78%	8.48%	5.09%
with sales charge	5.76%	7.48%	4.61%

Class S	1-Year	5 Years	10 Years
Net Asset Value	11.09%	8.89%	5.55%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

***

The MSCI World Index – USD Net Returns is an unmanaged market-capitalization-weighted index that represents the performance of large and mid-cap stock across 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes. **** The Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis. ***** The S&P/LSTA Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.

******	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks total return, consistent with preservation of capital. The Fund’s investment objective may be changed without shareholder approval.

The Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices generally fall as interest rates rise. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Government Bond Fund earned a return of -0.56%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of -0.63%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. Agency Index, and the Bloomberg Barclays U.S. Treasury Index, earned returns of 0.53% and -0.69%, respectively.

What factors affected the Fund’s performance?

After a somewhat sluggish start, the U.S. economy gained traction with gross domestic product (GDP) growing by approximately 3% in the second and third quarters of 2017 despite hurricane-related disruptions. For the first time in years, we began to see a synchronized global economic recovery, which fueled investor optimism and the markets. In light of this, the Federal Reserve (Fed) raised the target federal funds rate three times for an overall increase of 0.75%. In October, policymakers also began winding down the central bank’s $4.5 trillion balance sheet by scaling back its reinvestments into U.S. Treasuries and mortgage-backed securities by approximately $10 billion a month.

Interest rates rose across the yield curve fueled by the Fed hikes and the November 2016 election results, which increased the likelihood for significant fiscal stimulus, loosened regulations and tax reform. After an initial spike in volatility, interest rates stayed in a fairly narrow band due to significant bond buying by world central banks and the pickup in global growth. The Treasury yield curve flattened because rates moved much higher for securities with maturities of three years and under than they did for longer-maturity Treasuries.

Treasury securities produced negative total returns over the period, underperforming all other risk assets across the board. Treasury Inflation Protected Securities (TIPS) performed better than nominal Treasuries, but still fell into negative territory over the period with the Bloomberg Barclays TIPS Index returning -0.12%. All spread-related securities, including the Fund’s allocations to mortgage-backed securities (MBS) and asset-backed securities (ABS), produced much stronger results than the Treasury market.

During the period, we began to reposition the Fund to more closely align it with the funds in the Lipper peer group. Our goal is to lower the Fund’s duration (i.e., interest rate sensitivity) because of the likelihood for rates to rise further in the coming year. At the same time, we intend to increase the yield of the Fund while continuing to keep credit risk low as we have done historically. The end goal is to lower U.S. Treasury exposure from 40% to 25% of the Fund’s portfolio, consisting of approximately 15% in nominal coupon Treasuries and 10% in TIPS. We are also increasing exposure to securitized assets from 10% to 60% of the portfolio, including 45% in MBS, 10% in commercial mortgage-backed securities (CMBS) and 5% in ABS. The final 15% of the portfolio will be allocated to government-related debt, including 10% in sovereign and supranational debt and 5% in U.S. agency debt.

The Fund’s modest outperformance versus the Lipper peer group and Bloomberg Barclays U.S. Treasury Index was driven by our security selection among MBS pass-through securities. In addition, the Fund saw strong results from its positions in high-quality sovereign and supranational debt from several countries. Conversely, we underperformed the Bloomberg Barclays U.S. Agency Index due to our longer duration, which hindered performance in a rising rate environment.

What is your outlook?

We expect U.S. economic growth to remain in the 2.5% to 3% range and inflation to creep toward the Fed’s target.

Unemployment will likely stay near current lows or fall even further, which could eventually start to put upward pressure on wages. We believe Treasury rates will increase modestly as the Fed raises rates—likely in December and several more times in 2018. As a result, the Treasury yield curve should continue to flatten, but at a slower pace than we saw this year. We believe the MBS sector will become more attractively priced as the Fed tapers its balance sheet and more supply enters the market, which could give us favorable entry points to add securities to the portfolio. After the repositioning is complete, we intend to keep the Fund’s sector allocations fairly consistent to maintain its stance as a conservative and defensive investment vehicle in case the market experiences another sell off among risk assets.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	56.4%
Mortgage-Backed Securities	13.7%
Foreign Government	11.7%
Commercial Mortgage-Backed Securities	4.4%
Financials	4.3%
Asset-Backed Securities	3.5%
Collateralized Mortgage
Obligations	2.4%
Consumer Cyclical	1.0%
Energy	0.6%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	10.1%
Federal National Mortgage Association	6.8%
U.S. Treasury Bonds, TIPS	6.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	6.4%
U.S. Treasury Notes	4.6%
Federal National Mortgage Association	2.9%
Tennessee Valley Authority	2.8%
U.S. Treasury Bonds, TIPS	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.7%
Federal Home Loan Mortgage Corporation	2.6%

These securities represent 48.4% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

			From Inception
Class A2	1-Year	5 Years	2/26/2010
without sales charge	-0.56%	0.91%	2.50%
with sales charge	-2.57%	0.51%	2.24%

			From Inception
Class S	1-Year	5 Years	2/26/2010
Net Asset Value	-0.47%	1.14%	2.77%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market.
***	The Bloomberg Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. Convertible securities are subject to additional risks. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent High Yield Fund earned a return of 8.42%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 7.99%. The Fund’s market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, earned a return of 8.92%.

What factors affected the Fund’s performance?

The high-yield market recorded solid gains since yield spreads versus Treasuries tightened throughout the reporting period, continuing the rally that began in February 2016. The spread narrowed from 4.77% at the beginning of the period to 3.38% by October 31, which was the lowest it had been since before the 2008 financial crisis began. This tightening more than offset the negative impact from a backup in interest rates across the yield curve fueled by Federal Reserve (Fed) rate hikes and Republican dominance in the November 2016 elections, which increased the likelihood for significant fiscal stimulus, loosened regulations and tax reform. The Fed raised the target federal funds rate in December 2016 and then proceeded with two more hikes in March and June. Five-year Treasuries, the segment of the Treasury market most closely aligned to the high-yield market in terms of its duration (i.e., interest rate sensitivity), saw rates rise from 1.30% to 2.01%.

Despite plenty of geopolitical and U.S. policy drama, volatility remained exceptionally low in both the bond and equity markets, which also helped high-yield spreads tighten more than expected. Interest rates stayed in a fairly narrow band for much of the period due to significant bond buying by world central banks and a synchronized pickup in global growth, while Wall Street’s VIX (Fear Index) fell to its lowest level ever on record. After struggling in mid-summer, oil prices experienced a strong rebound later in the period, underpinning energy bond prices. Energy sector defaults, which had peaked last year around 25%, continued to work their way through the system. As a result, the trailing 12-month default rate for the overall U.S. high-yield market declined to 3.43% from last year’s peak of 6.33%, as measured by Moody’s Investors Service. Lower-quality bonds continued to outperform, but their performance advantage tapered off as the reporting period progressed.

One of the most significant drivers of the Fund’s outperformance versus the median return of its Lipper peers was its large overweighting in the strongly performing transportation sector, which advanced nearly 23%. The shipping industry is recovering along with the rebound in prices for oil, iron ore and other commodities. Also, two of the Fund’s most substantial underweightings were in the troubled retail and wireline sectors, which returned approximately 1% and 4%, respectively. In addition, the Fund had slightly less exposure to the CCC-rated securities, which helped later in the period after the segment’s outperformance abated. Meanwhile, the Fund’s shortfall versus the Bloomberg Barclays benchmark was driven by our more conservative posture, which included less energy and CCC-rated bond exposure throughout the period.

What is your outlook?

Our outlook for the high-yield market is somewhat cautious, but not bearish. Yield spreads versus Treasuries are fairly rich, which does not leave much room for further tightening. Fund flows have also turned negative for the high-yield segment this year. In addition, the Fed remains on a determined path to raise rates and end its monthly bond purchases. On the other hand, banks have loosened lending standards, interest rate volatility has remained low and favorable tax reforms are a distinct possibility. Also, high-yield default rates continue to decline, although pockets of weakness still exist in industries like health care, retail and wireline. We also believe that economic growth will remain steady, which lowers the odds of recession anytime soon.

We continue to maintain the Fund’s somewhat defensive positioning with an approximately 3% underweighting in CCC-rated bonds. We have shifted the Fund’s largest overweighting to midstream energy because the pipeline business is stable and we can find attractive yields in the sector. We are also emphasizing the homebuilding, building materials, construction and machinery industries because demand has been solid, while getting an additional boost from recent hurricanes. The Fund remains underweighted in health care due to issues surrounding health care reform and weakness among hospitals; retail because of the major headwinds caused by the shift to online shopping; and wireline because we do not see many compelling long-term opportunities in this shrinking industry.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Communications Services	16.9%
Energy	14.7%
Consumer Cyclical	13.7%
Capital Goods	10.4%
Consumer Non-Cyclical	9.5%
Financials	9.1%
Basic Materials	7.8%
Technology	6.5%
Utilities	3.6%
Transportation	2.7%
Top 10 Holdings
(% of Net Assets)
Sprint Corporation	2.0%
Intelsat Jackson Holdings SA	1.0%
Alliance Data Systems Corporation	0.9%
Berry Plastics Corporation	0.8%
Ally Financial, Inc.	0.8%
Valeant Pharmaceuticals International, Inc.	0.8%
Quicken Loans, Inc.	0.7%
Bombardier, Inc.	0.7%
Neptune Finco Corporation	0.7%
Sprint Communications, Inc.	0.7%
These securities represent 9.1% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	8.42%	5.20%	6.63%
with sales charge	3.63%	4.22%	6.13%

Class S	1-Year	5 Years	10 Years
Net Asset Value	8.68%	5.51%	6.98%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital in order to maintain investors’ purchasing power.

The Fund primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Income Fund earned a return of 3.34%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 3.16%. The Fund’s market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, earned a return of 0.90%.

What factors affected the Fund’s performance?

During the period, we began to see a synchronized global economic recovery for the first time in years, which fueled investor optimism and the markets. Eurozone growth moved above 2%, the strongest it has been for quite some time, while growth in emerging markets finally turned the corner. The Federal Reserve (Fed) raised the target federal funds rate three times for an overall increase of 0.75%. The central bank also began winding down its $4.5 trillion balance sheet in October by scaling back its reinvestments into U.S. Treasuries and mortgage-backed securities. Interest rates rose across the yield curve due to the Fed hikes and November election results, which increased the likelihood for significant fiscal stimulus and other reforms.

Following a post-election spike, interest rate and market volatility remained exceptionally low for the rest of the period. Rates stayed in a fairly narrow band due to significant bond buying by world central banks and the pickup in global growth, while Wall Street’s VIX, or “Fear Index,” fell to its lowest level ever on record. Meanwhile, continued low interest rates in Europe and Asia fueled seemingly insatiable demand for U.S. corporate credit. The favorable backdrop for the credit market drove yield spreads versus Treasuries to their tightest levels since before the 2008 financial crisis began. Spreads for high-yield bonds narrowed from 4.77% at the beginning of the period to 3.38% by October 31, continuing the rally that began back in February 2016. Investment-grade bond spreads tightened from 1.32% to 0.95% over the same period. Much of the spread tightening in both segments has resulted from the recovery in oil prices since the energy sector makes up 15% of the high-yield market and almost 10% of the investment-grade market.

The Fund’s higher allocation to corporate securities, particularly high yield, drove the majority of its outperformance versus the benchmark and Lipper peers. Approximately 85% of the portfolio was invested in corporate securities versus only about 25% of the higher-quality benchmark and around 78% for our peer group, plus the index had no high-yield exposure. Our portfolio was comprised of about 6.5% in high-yield bonds, 2.5% in leveraged loans and 75% in investment-grade bonds. Versus the peer group, the Fund also benefited from an underweighting of around 4% to Treasuries, which was about half the weight of its peers. Within high yield, we saw strong results from holdings in the pharmaceutical and banking industries. We also captured more of the rebound in the energy exploration and production area due to our overweighting there. However, our higher-quality bias among our high-yield holdings offset some of positive effects from favorable credit selection. In the securitized space, the Fund’s underweighting of around 6.5% proved helpful, as did our security selection.

What is your outlook?

We believe some Fed rate increases are likely in the coming year, although policymakers may need to dial back the pace if inflation does not increase from current levels. Fundamentals for the corporate credit market appear to be heading in the right direction as long as global growth stays on track. Other positives for credit include looser bank lending standards and a decrease in company leverage from recent highs. That being said, the absolute level of leverage in the corporate credit market is still relatively high by historical standards, which could be problematic if there is a dramatic slowdown in growth. Credit spreads are at their narrowest levels since the financial crisis with limited upside for further tightening; in other words, bondholders are not getting paid as much to take risk. Also, we may see a decrease in demand from overseas investors if rates begin to rise. For now, we are maintaining the Fund’s slightly shorter duration—which lessens its sensitivity to rising interest rates—and bias for a flatter yield curve. However, we may bring that positioning closer to neutral, depending on the pace and trajectory of Fed rate increases in the coming year.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Financials	30.2%
Energy	11.9%
Consumer Non-Cyclical	10.3%
Communications Services	10.2%
Utilities	6.7%
Technology	5.4%
Consumer Cyclical	4.9%
Mortgage-Backed Securities	4.4%
Basic Materials	3.6%
U.S. Government and Agencies	3.3%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	1.7%
U.S. Treasury Bonds	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.8%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.7%
GE Capital International Funding Company	0.6%
Amgen, Inc.	0.5%
Viacom, Inc.	0.5%
U.S. Treasury Bonds	0.5%
U.S. Treasury Notes	0.5%

These securities represent 7.6% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	3.34%	3.29%	5.09%
with sales charge	-1.35%	2.35%	4.61%

Class S	1-Year	5 Years	10 Years
Net Asset Value	3.66%	3.65%	5.49%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP GROWTH FUND

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Large Cap Growth Fund earned a return of 25.03%, compared with the median return for its peer group, the Lipper Large Cap Growth Funds category, of 27.37%. The Fund’s market benchmarks, the Russell 1000® Growth Index and the S&P 500® Growth Index, earned returns of 29.71% and 26.51%, respectively.

What factors affected the Fund’s performance?

Although the Fund produced strong absolute gains, performance relative to its benchmarks was disappointing due to poor security selection in sectors other than technology, consumer discretionary and financials. Our allocation decisions at the sector level added value, but we fell short in identifying the best securities to own during the period. The futures contracts we briefly used to hedge the Fund’s large technology exposure also had a small negative impact on returns.

Health care has been a persistent source of underperformance for the Fund; because of this, we have pursued a more diversified approach from past periods. Still, underperformance among our biotechnology and medical device holdings overwhelmed the positive relative returns from our service provider holdings. In particular, the Fund’s value-oriented investments in Gilead Sciences, Biogen, Celgene, Zimmer Biomet and Hologic suffered from continued adverse news flow around new products and earnings, news that we incorrectly believed was already reflected in valuations. Our returns in the group have improved more recently because we have diversified across more sectors, including animal health and health insurers, while emphasizing growth and momentum factors rather than value. Only Celgene remains in the Fund and, along with Alexion Pharmaceuticals, comprises the Fund’s reduced exposure to the highly volatile biotech sector. Poor performance in the consumer staples sector resulted from chasing value in health-related companies. Integrated pharmacy and pharmacy benefit managers Walgreens Boots Alliance and CVS Health suffered from growing pharmaceutical price pressures and increasing competitive threats. Both issues hurt earnings and sentiment to degrees that exceeded our expectations, refuting our belief that investor concerns were already discounted. We have moved away from any retail focus in the Fund.

Technology holdings, representing more than 25% of the Fund’s assets for the period, were the primary source of positive returns. We have significant exposures to companies with leading competitive positions in cloud-based solutions and artificial intelligence, reflecting our strong convictions that these tools will dominate global economic advancement across all industries in the next decade. Our largest positions included Amazon.com, Facebook, Alphabet and Apple, which all benefited returns during the period. We also believe that global commerce and technology are spurring long-tailed growth in payment technologies by eliminating cash—which is increasing speed, access and flexibility—and improving security.

What is your outlook?

We expect equity markets to continue to advance in 2018, but for the pace of gains to be far more moderate than the double-digit returns enjoyed during the past few years. Earnings growth near 10% for the overall market should be achievable in an environment that we believe will be characterized by domestic economic growth anchored around 3% with little chance of a recession, and with moderate inflation and a slower-than-expected rise in rates as a result. With current market valuation multiples at levels we regard as fair and full, we expect even a moderate rise in rates to compress multiples, partially offsetting the impact of earnings growth on equity prices.

In our opinion, the beneficial impacts of successful tax reform would offer the biggest upside risk to the market. If passed, the reforms have the potential to not only raise earnings, but also boost capital spending, share buybacks and merger and acquisition activity. Likewise, we believe wage-driven inflation (spurred by tight labor markets and skills shortages) is the biggest downside risk to the market, potentially causing lower margins and earnings while spurring interest rate pressures.

We continue to believe that moderate economic growth and strong technology-driven secular changes made possible by advances in areas such as cloud/virtual platforms and artificial intelligence, will allow growth stocks to lead the market. This could occur even as later-cycle cyclical sectors benefit from higher corporate spending to address capacity and labor concerns. As we enter 2018, the Fund will continue to overweight companies developing and leveraging cloud-based solutions and artificial intelligence applications. Valuations are a constant challenge in these sectors. We aim to be opportunistic with our entry points, taking advantage of short-term concerns in companies that we believe have secular theses over a multi-year, long-term horizon.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.9%
Short-Term Investments	4.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	50.0%
Consumer Discretionary	19.5%
Health Care	12.2%
Financials	6.8%
Industrials	5.2%
Energy	1.4%
Consumer Staples	0.8%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	9.7%
Facebook, Inc.	7.0%
Visa, Inc.	5.5%
Microsoft Corporation	5.4%
Alphabet, Inc., Class A	5.2%
Apple, Inc.	5.2%
MasterCard, Inc.	4.7%
PayPal Holdings, Inc.	3.9%
Salesforce.com, Inc.	3.9%
UnitedHealth Group, Inc.	3.5%

These securities represent 54.0% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	25.03%	15.19%	6.28%
with sales charge	19.38%	14.13%	5.79%

Class S	1-Year	5 Years	10 Years
Net Asset Value	25.59%	15.60%	6.69%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. This was a benchmark for the Fund until February 28, 2017 and will not be shown in shareholder reports after October 31, 2017.

***	The S&P 500® Growth Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong growth characteristics.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP STOCK FUND

Darren M. Bagwell, CFA, and Kurt J. Lauber, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Large Cap Stock Fund earned a return of 22.61%, compared with the median return of its peer group, the Lipper Global Large Cap Core Funds category, of 22.39%. The Fund’s market benchmark, the MSCI World Large Cap Index–USD Net Returns, earned a return of 22.88%.

What factors affected the Fund’s performance?

The Fund’s returns fell roughly in line with its benchmark and Lipper peers because the positive and negative effects of stock selection, sector and country allocations largely offset each other. Regarding sectors, the Fund experienced favorable results from the industrial and consumer discretionary areas. In the former, Boeing was a key contributor to returns, followed by an additional contribution from CAE. In maintenance and supplies, W.W. Granger also performed well. Philips Lighting contributed favorably, but was offset by poor returns from Acuity Brands. In the telecommunications industry, Telefonica Deutschland and Telnor both performed quite well. In consumer discretionary, a position in Amazon.com benefited the Fund’s results, as did Berkeley Group Holdings. On the other hand, underperformance at the sector level was concentrated in the information technology sector. Key detractors included an underweighting to the strongly performing semiconductor industry, a lack of exposure to the performance of Alibaba and Tencent Holdings in China, and an underweighted position in electronic and communication equipment.

By region, North America was the strongest contributor to returns based on positive results from some of the domestic companies mentioned above. Additional positive returns were received from PayPal and Visa in transactions, Bank of America, National Bank of Canada and Citigroup in banking, and Norfolk & Southern and Cummins in industrials. The Fund also benefited from an underweighting in the poorly performing African and Middle Eastern regions. We experienced a modest positive contribution from holdings in Latin America. However, these good decisions were offset by our positioning in the Asia/Pacific region and underweighting in Europe. Our stock selection in Japan was subpar, which detracted from returns. Outside of Japan, stock selection in the Asia/Pacific region was also below index due to the lack of Chinese and Korean technology companies, as mentioned earlier. In Europe, country selection was a limiting factor, as was underexposure to strong returns in the insurance group and a holding in Royal Ahold Delhaize in the Netherlands. France also performed well in the period and the Fund was unfortunately underweighted in that market. Stock selection in Germany detracted because our holdings in the pharmaceutical space fell short of both German and European markets. Our holdings in Spain also lagged both the domestic and broader European markets.

We used exchange-traded derivatives in the form of futures contracts to manage our tactical allocations to various markets both domestically and internationally. Those transactions have the purpose of assisting in the managing of the portfolio’s exposure to countries and regions and have performed in line with their respective indexes.

What is your outlook?

Our outlook remains somewhat cautious because equity market valuations around the globe are quite full. That being said, we do not have evidence to support an argument for an economic recession anytime soon. Over the next 12 months, many central banks will likely begin the process of unwinding the very generous monetary policies that have been in place for some time. It is difficult to specifically quantify how that might impact the financial markets because there is really no prior period in which such extraordinary measures have been in place so broadly for so long. We are also in the ninth year of the economic and stock market recovery since the financial crisis. Economies do not fail because of old age; recoveries come to an end when policymakers react to whatever excess develops in an economic system. Segments of the global economy do appear strained. However, there does not seem to be a systematic issue globally, but differs from region to region. We believe the recovery will likely to be sustained, much as it has been, but that a degree of caution is warranted given the extended valuations both domestically and globally in most financial assets.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	85.2%
Short-Term Investments	13.6%
Commercial Paper	0.6%
Preferred Stock	0.5%
Registered Investment Companies	0.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	16.7%
Financials	15.1%
Consumer Discretionary	13.9%
Industrials	10.9%
Health Care	9.4%
Energy	5.5%
Materials	4.5%
Consumer Staples	4.0%
Utilities	2.5%
Telecommunications Services	2.0%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	4.2%
Amazon.com, Inc.	3.7%
Alphabet, Inc., Class A	2.3%
Microsoft Corporation	2.0%
Alphabet, Inc., Class C	1.9%
Citigroup, Inc.	1.8%
Facebook, Inc.	1.8%
Halliburton Company	1.7%
Comcast Corporation	1.7%
PG&E Corporation	1.7%

These securities represent 22.8% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	22.61%	11.82%	4.49%
with sales charge	17.08%	10.79%	4.01%

Class S	1-Year	5 Years	10 Years
Net Asset Value	23.06%	12.27%	4.97%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI World Large Cap Index - USD Net Returns is an index that represents large cap stocks in 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Large Cap Value Fund earned a return of 21.77%, compared with the 20.35% median return of its peer group, the Lipper Large Cap Value Funds category. The Fund’s market benchmarks, the Russell 1000® Value Index and the S&P 500® Value Index, earned returns of 17.78%, and 19.62%, respectively.

What factors affected the Fund’s performance?

Stock selection and sector allocation contributed equally to the Fund’s outperformance relative to the market benchmark and peer group. In terms of sector allocation, the Fund benefited the most from its overweighting in technology and underweighting in consumer staples. Old technology companies such as Microsoft and Apple traded at a discount to the market due to fears of technology obsolescence. However, shares of Microsoft were rewarded after the company provided evidence that its transition to the cloud would be successful, while Apple benefited from its delivery of the next-generation iPhone to an eager customer base. Consumer staples continued to trade at a premium to the market, but faced poor organic growth and secular risk from the changing retail environment.

Stock selection was strongest in the industrial sector. Boeing’s airplane deliveries have stayed strong and program efficiencies have improved cash flow generation. The eastern railroads, CSX Transportation and Norfolk Southern, benefited from new cost control programs and a return to volume growth. The Fund also benefited from not owning General Electric, which performed quite poorly over the period. Stock selection in financials was also favorable and included Bank of America and Citigroup, which outperformed large money-center banks due to executing on cost programs and better capital deployment.

Stock selection lagged in utilities, health care and energy. Shares of Pacific Gas & Electric were under pressure because its downed power lines are being cited by some as the origin of California’s wildfires, although the exact causes are still unknown. CVS Pharmacy and Express Scripts were under pressure due to losses of large contracts and the potential risk of Amazon’s entry into the drug industry. Health care returns were also negatively impacted by Merck, whose stock gave back all last year’s gain from its ground-breaking cancer treatment data based on belief that the lead will not hold. Energy remained under pressure due to a stall in crude prices, which challenged the turnaround of service company Weatherford International. Pioneer Energy came under pressure due to some new drilling obstacles the company faced in its high-growth Permian wells.

What is your outlook?

The global economy has gone from inconsistent growth to synchronized global growth, but is still at a moderate pace relative to history. The economy has the potential to enter a new phase of higher economic growth due to fiscal stimulus from lower taxes and less regulation, but could also remain muted as global central banks reduce accommodative policies. This uncertainty has not led to the type of overly optimistic behavior by consumers or corporations that usually precedes the economy overheating. As a result, we have made no major changes to portfolio allocations, and cash remains less than 5% of the portfolio.

The portfolio’s largest sector weight remains in financials, which we slightly increased over the past year. Financials trade at a historic discount to the market and could increase earnings power through decreased regulations, lower taxes, higher interest rates and higher market activity. The sector also has room to revalue higher, given a lower risk environment compared to the last cycle. Both consumers and businesses hold materially less debt, while financial companies are better capitalized themselves. We added State Street and Goldman Sachs and sold ICE and Morgan Stanley. The latter two had less upside to price targets and earnings in our base-case outlook. The portfolio remains overweighted in technology through holdings such as Cisco Systems and Oracle, which still trade below market multiples on secular fears but have the potential to rerate like Microsoft. Cisco Systems also has a new product cycle that should benefit the company, while Oracle is showing improvement in cloud migration. We lowered exposure to semiconductors due to higher valuations.

In health care, we sold Amgen and bought Biogen, which was under pressure due to risks to its multiple sclerosis (MS) franchise. However, Biogen’s new MS products and patent challenge wins have lowered the risk, while the company has potential to benefit from its Alzheimer data. We also sold Philip Morris and purchased Walmart, which has recently turned around same-store sales through everyday low-price promotions and demonstrated better sales from its Internet initiatives. We sold Mosaic Industries and bought CF Industries because we believe the nitrogen fertilizer market could realize supply and demand balance sooner than the potash and phosphate fertilizer markets.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.0%
Short-Term Investments	4.0%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	26.8%
Information Technology	16.6%
Health Care	11.0%
Industrials	10.2%
Energy	9.9%
Consumer Discretionary	8.4%
Consumer Staples	3.9%
Materials	3.7%
Utilities	3.0%
Telecommunications Services	2.4%

Top 10 Holdings
(% of Net Assets)
Bank of America Corporation	4.7%
Citigroup, Inc.	4.5%
Microsoft Corporation	4.5%
Cisco Systems, Inc.	4.1%
Chevron Corporation	3.2%
PG&E Corporation	2.9%
Comcast Corporation	2.8%
Oracle Corporation	2.6%
Merck & Company, Inc.	2.5%
MetLife, Inc.	2.5%

These securities represent 34.3% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	21.77%	13.05%	5.45%
with sales charge	16.26%	12.02%	4.97%

Class S	1-Year	5 Years	10 Years
Net Asset Value	22.21%	13.53%	5.96%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. This was a benchmark for the Fund until February 28, 2017 and will not be shown in shareholder reports after October 31, 2017.

***	The S&P 500® Value Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong value characteristics.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing electricity, food and transportation.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund primarily invests in investment-grade debt securities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Collateralized debt obligations are subject to additional risks. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Limited Maturity Bond Fund earned a return of 1.79%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 1.32%. The Fund’s market benchmark, the Bloomberg Barclays Government/ Credit 1-3 Year Bond Index, earned a return of 0.67%.

What factors affected the Fund’s performance?

After a somewhat sluggish start, the U.S. economy gained traction as the reporting period progressed with gross domestic product (GDP) growing by approximately 3% in the second and third quarters of 2017, despite hurricane-related disruptions. Most economic data showed steady signs of improvement including the labor market, manufacturing, trade and business activity. Oil prices rose in the final months of 2016, then slid again through mid-summer before surging late in the period to regain much of the lost ground. Signs of higher inflation also emerged later in the period. Persistently low inflation has been an ongoing point of contention for the Fed since policymakers are unofficially targeting an inflation rate of around 2%.

In total, the Fed raised the target federal funds rate by 0.75% during the period through three hikes. The central bank also announced in September that it would begin reducing its more than $4.5 trillion balance sheet in October by gradually scaling back its reinvestments into U.S. Treasuries and mortgage-backed securities each month. Interest rates rose across the yield curve fueled by the Fed hikes and Republican dominance in the November 2016 elections, which increased the likelihood for significant fiscal stimulus, loosened regulations and tax reform. That being said, volatility was rather muted with interest rates staying in a fairly narrow band for much of the period due to significant bond buying by world central banks and a synchronized pickup in global growth. The Treasury yield curve flattened because rates moved much higher for securities with maturities of three years and under than they did for longer-maturity Treasuries. At the same time, yield spreads for risk assets versus Treasuries narrowed to their tightest levels since before the 2008 financial crisis began.

The primary driver of the Fund’s outperformance versus the benchmark and Lipper peer group was our overweighting in spread-related fixed-income securities, including corporate bonds and securitized assets. These segments represented approximately 75% of the Fund’s portfolio, versus the index weight of 25% in these sectors, and significantly outperformed government securities during the period. The Fund also benefited from small exposures to several sectors that had outsized gains versus the market. We invested approximately 5% of the portfolio in nonagency residential mortgage-backed securities, which advanced around 8%, and approximately 2% in bank preferred securities, which were up more than 10% during the period. Finally, performance was aided by our heavier exposure to modestly longer-maturity investment-grade corporate bonds than our peers. These securities performed well in light of the significant spread tightening versus Treasuries over the period.

What is your outlook?

We believe the coming year will be a much more difficult return environment for a fund such as this one for several reasons: spreads have narrowed substantially; the Fed is likely to increase rates three to four more times; and the effects from the Fed’s reinvestment slowdown will start to take hold. We are maintaining the Fund’s high-quality focus with more than half of the portfolio invested in AAA- and AA-rated securities. We also still have approximately 25% invested in floating-rate securities, which typically hold up better than regular bonds in a rising rate environment because their coupons reset monthly or quarterly. To further mitigate the impact of rising short-term rates, we have recently positioned our portfolio to benefit from additional flattening of the yield curve. We also lowered the Fund’s duration, or interest rate sensitivity, to its shortest level since pre-crisis.

We are maintaining an underweighted position in high-yield corporates and leveraged loans because we believe they will experience more volatility than other asset classes if there is significant spread widening or market distress. However, we continue to believe we should position the Fund with overweights to high-quality, spread-related fixed income in the corporate and securitized sectors based on the synchronized global economic recovery and likelihood for regulatory and tax reforms in the U.S.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Asset-Backed Securities	24.0%
Financials	20.2%
U.S. Government and Agencies	16.8%
Consumer Non-Cyclical	6.6%
Collateralized Mortgage Obligations	4.6%
Energy	4.0%
Mortgage-Backed Securities	3.5%
Communications Services	2.6%
Commercial Mortgage-Backed Securities	2.6%
Utilities	2.4%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	5.1%
U.S. Treasury Notes, TIPS	2.0%
U.S. Treasury Notes	1.7%
Federal National Mortgage Association	1.6%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	1.3%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.2%
U.S. Treasury Bonds	1.0%
U.S. Treasury Notes	0.8%
U.S. Treasury Bonds, TIPS	0.8%
Commercial Mortgage Trust	0.7%

These securities represent 16.2% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
Net Asset Value	1.79%	1.36%	2.27%

Class S2	1-Year	5 Years	10 Years
Net Asset Value	1.91%	1.58%	2.52%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A shares and Class S shares have no sales load.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The Bloomberg Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LOW VOLATILITY EQUITY FUND

Noah J. Monsen, CFA, Portfolio Manager

The Fund seeks long-term capital growth with lower volatility relative to the global equity markets. The Fund’s investment objective may be changed without shareholder approval.

The Fund primarily invests in equity securities. Although the Fund seeks lower volatility than the global equity markets, its returns will experience some volatility. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2017?

From its inception date of February 28, 2017, through October 31, 2017, Thrivent Low Volatility Equity Fund earned a return of 8.70%. Its benchmark, the MSCI World Minimum Volatility Index–USD Net Returns, earned a return of 8.33%.

What factors affected the Fund’s performance?

The goal of this Fund is to provide returns similar to the market, but with less volatility than global equities as measured by a lower standard deviation. Over the abbreviated reporting period, the Fund experienced an annualized standard deviation of returns of 4.70%. Over the abbreviated reporting period, the Fund experienced an annualized standard deviation of returns of 4.70%. The MSCI World Index–USD Net Returns, which represents the broad market of equities in developed market countries, returned 12.30% with an annualized standard deviation of 6.10% over the same period.

The market experienced extremely low volatility during this period. In fact, the first three quarters of 2017 had the second-lowest level of volatility over a nine-month period for the MSCI World Index since 1972. We expect a low volatility strategy to underperform the broad market in periods of falling or very low volatility like we experienced this year.

For the Fund’s relative performance compared to the MSCI World Minimum Volatility Index, stock selection was the primary driver of its outperformance. Security selection was especially strong among U.S. holdings, which make up approximately 59% of the Fund’s total assets. Within the U.S., stock selection was strongest in the industrials and financials sectors. The Fund also benefited from being modestly underweighted in the real estate and telecommunication services sectors compared to the benchmark.

We use a quantitative process to manage the Fund, which is focused on maintaining exposure to characteristics of securities that have been useful in forecasting returns historically. The Fund benefited from its exposure to stocks with high long-term price momentum, high profitability and low levels of financial leverage. On the other hand, our focus on low valuations was ineffective over this period, while performance was hurt by having lower exposure to growth factors than the benchmark.

What is your outlook?

We expect market volatility to return to levels closer to the long-term average of around 12% over the medium term (one to two years). Historically, a period of rising volatility has provided a more favorable environment for a low volatility strategy relative to the overall market.

At the factor level, we continue to believe that a focus on quality factors such as profitability, paired with measures of value such as free cash flow yield, will give the Fund the best opportunity to outperform in the future. Value factors have not performed as well recently as they have over the long term, and we expect these factors to regain their predictive power as the current period of outperformance in growth factors abates.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	93.7%
Short-Term Investments	6.3%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	15.7%
Health Care	14.1%
Information Technology	12.9%
Industrials	11.9%
Consumer Staples	11.2%
Consumer Discretionary	8.2%
Utilities	5.8%
Telecommunications Services	5.2%
Energy	3.1%
Real Estate	2.6%

Top 10 Holdings
(% of Net Assets)
Waste Management, Inc.	1.5%
Wal-Mart Stores, Inc.	1.5%
NTT DOCOMO, Inc.	1.4%
Johnson & Johnson	1.4%
MasterCard, Inc.	1.4%
Coca-Cola Company	1.4%
CIGNA Corporation	1.4%
Lockheed Martin Corporation	1.3%
Canon, Inc.	1.3%
Aon plc	1.3%

These securities represent 13.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class S	From Inception 2/28/2017
Net Asset Value	8.70%

Value of a $10,000 Investment

Class A Shares1

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

*

Morgan Stanley Capital International (MSCI) World Minimum Volatility Index - USD Net Returns measures the performance characteristics of a minimum variance strategy applied to a universe of large- and mid-cap stocks in 23 developed market countries. It is an optimized version of the MSCI World Index. It is not possible to invest directly in the Index. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Mid Cap Stock Fund earned a return of 25.63%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 20.34%. The Fund’s market benchmarks, the Russell Midcap® Index and the S&P MidCap 400® Index, earned returns of 21.09% and 23.48%, respectively.

What factors affected the Fund’s performance?

Thrivent Mid Cap Stock Fund produced exceptional absolute and relative returns during the 12-month period ending October 31, 2017. Performance was led by the information technology, industrial and financial sectors. Within technology, semiconductor holdings provided the most significant benefit to the Fund’s overall performance. A position in Applied Materials was the leading contributor in the semiconductor area. The company increased its market share in wafer front-end equipment, introduced new products and improved its capital allocation through higher dividends and stock buybacks. As manufacturing semiconductors becomes more complicated and capital intensive, Applied Materials’ products continue to grow in importance. Teradyne was another beneficiary of an improving semiconductor end market. Because the company tests semiconductors to ensure there are no defects before the products are shipped, Teradyne benefits as the number of semiconductors produced increases. It is also at the forefront of the exploding collaborative robots industry, which are one-armed robots that safely work alongside humans to manufacture products. These robots improve productivity and allow workers to concentrate on value-added functions. Finally, the Fund’s position in Nvidia, a producer of graphic processing units and other chips, benefited from the powerful combination of expanding artificial intelligence, automotive and gaming markets.

In the industrial sector, outperformance was led by a position in specialty vehicle manufacturer Oshkosh. The company won a defense contract to produce joint light tactical vehicles for the armed services. Also, its aerial work platform and fire and emergency divisions benefited from improving end markets and sound execution, which improved company margins. Southwest Airlines also outpaced industry peers through more efficient airplane management, new flight destinations and improved revenue opportunities, which led to an industry-leading return on equity.

Finally, rising interest rates, lower regulatory costs and attractive valuations provided significant outperformance across the Fund’s holdings in the regional bank universe. Holding cash detracted from overall performance because the strong equity markets made short-term liquid investments unattractive versus equity alternatives.

What is your outlook?

Improving worldwide economic data, a more hawkish Federal Reserve, continued uncertain U.S. fiscal policies and strong corporate earnings have driven industry sector correlations down from their peaks and are providing stock-specific opportunities versus a sole focus on macro factors. We continue to focus on security selection to drive the Fund’s long-term performance. Information technology remains a prominent theme within the Fund. The increasing difficulty of manufacturing semiconductors continues to drive up capital intensity and benefit equipment companies. Also, attractive valuations across the Internet software and services landscape are providing opportunities. Firms are investing their improved cash flow in these products and services to increase productivity and improve their competitive position.

An improving economy, attractive valuations and company-specific attributes are providing many opportunities across the industrial universe. Airlines and machinery companies represent the majority of the Fund’s industrial investments. Airlines trade at attractive valuations and should benefit if the economic expansion continues, capacity grows at a reasonable rate, and costs are kept under control. Machinery stocks remain attractive because construction spending remains below prior peaks, while U.S. infrastructure continues to age.

Finally, we will continue to overweight investments negatively correlated to U.S Treasury bonds and underweight industries that are positively correlated with U.S. Treasuries. For example, in terms of the former, financials are trading at attractive valuations and provide optionality to an improving economy. We continue to focus on regional banks because rising interest rates, improving loan demand and the return of excess capital to shareholders should improve profitability measures and valuations. Regarding the latter, we are juxtaposing the Fund’s financial emphasis with underweightings in consumer staples and utilities. These sectors are surrogates for long-term Treasury bonds and are trading at historically high multiples. Investors are paying a significant safety premium for these companies in a low-growth worldwide economy. If the economic expansion accelerates and interest rates increase, we believe these premium multiples and the associated stocks may decline.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	93.5%
Short-Term Investments	6.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	20.0%
Financials	19.9%
Industrials	18.3%
Consumer Discretionary	11.1%
Real Estate	6.4%
Health Care	5.9%
Materials	4.4%
Energy	4.3%
Consumer Staples	1.7%
Utilities	1.6%

Top 10 Holdings
(% of Net Assets)
Applied Materials, Inc.	4.5%
Zions Bancorporation	3.8%
Oshkosh Corporation	3.7%
Southwest Airlines Company	3.5%
Red Hat, Inc.	3.3%
Steel Dynamics, Inc.	3.1%
Alliance Data Systems Corporation	3.0%
First Republic Bank	2.8%
Huntington Ingalls Industries, Inc.	2.7%
Raymond James Financial, Inc.	2.7%

These securities represent 33.1% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	25.63%	17.68%	8.46%
with sales charge	19.97%	16.60%	7.96%

Class S	1-Year	5 Years	10 Years
Net Asset Value	26.04%	18.13%	8.95%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. This was a benchmark for the Fund until February 28, 2017 and will not be shown in shareholder reports after October 31, 2017.

***	S&P MidCap 400® Index represents the average performance of a group of 400 medium capitalization stocks.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATE ALLOCATION FUND

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Moderate Allocation Fund earned a return of 13.08%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 12.68%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of 23.63%, 0.90% and 23.64%, respectively.

What factors affected the Fund’s performance?

For many asset allocation funds, a significant determinant of performance will be the allocations between equity and fixed-income securities. For Thrivent Moderate Allocation Fund, we averaged approximately 53% of portfolio assets in equity securities and 47% in fixed-income securities. The difference in returns for those asset categories over the period accounts for a significant component of the difference between the Fund’s return and its benchmarks.

The other primary factors impacting performance were the Fund’s allocations within the equity and fixed-income portfolios and security selection within both areas. We positioned the Fund with a moderate underweighting to equity securities for the period, which detracted from total returns because equities outperformed fixed income. However, while our allocation to equities had an effect on performance, stock selection contributed positively and more than made up for the equity underweighting. For the period, the Fund benefited modestly from an underweighting to small-cap stocks and an overweighting to international stocks. However, an overweighting to mid-cap stocks modestly detracted. In terms of stock selection, the Fund experienced strong contributions from both mid- and small-cap stocks and a modestly positive contribution from large caps. Stock selection was modestly negative among international stocks.

Over the period, the Treasury yield curve flattened significantly because yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve increased rates three times, which had the most impact on short-term rates. Rates increased less on longer-term securities due to concerns about slow economic growth and low inflation, along with increased foreign demand from Europe and Asia for higher-yielding U.S. securities. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets. The fixed-income portion of the Fund outperformed in part because it was positioned for the Treasury curve to flatten with higher short-term rates. Additionally, the fixed-income portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporates significantly outperformed Treasuries. Within corporates, an underweighting in high-yield bonds detracted from relative performance because the segment posted strong returns. This was offset by solid performance from securitized assets, including agency and nonagency mortgage-backed securities. The Fund used Treasury futures to help manage interest rate exposure. Additionally, the Fund used an index of high-yield credit default swaps to hedge high-yield exposure.

What is your outlook?

Across equities and fixed income, valuations are elevated and the global markets are somewhat overbought. Therefore, we are positioning the Fund more conservatively because we see limited upside from here, but greater risk to the downside. As a result, the Fund remains modestly underweighted in risk assets, expressed primarily through an underweighting to equities. However, while the Fund is generally underweighted in equity overall, we recognize that global growth and sentiment continue to strengthen with international looking relatively stronger than domestic. Because of this, the Fund remains modestly overweighted in international equities.

Within fixed income, the Fund is positioned roughly neutral in corporate credit along with an underweighting in emerging markets debt and an overweighting in securitized assets, such as nonagency mortgages. We expect the Federal Reserve to continue to raise rates in the coming year.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	29.8%
Large Cap	22.9%
International	14.0%
Short-Term Investments	13.7%
Small Cap	7.6%
Floating Rate Debt	4.0%
High Yield	3.7%
Mid Cap	2.9%
Emerging Markets Debt	1.4%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Fund	8.0%
Thrivent Large Cap Growth Fund	6.2%
Thrivent Partner Worldwide Allocation Fund	6.0%
Thrivent Income Fund	5.0%
Thrivent Mid Cap Stock Fund	4.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.4%
Thrivent Limited Maturity Bond Fund	2.9%
Thrivent Large Cap Stock Fund	2.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
Thrivent High Yield Fund	1.7%

These securities represent 42.1% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives, and excludes collateral held for securities loaned.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	13.08%	7.88%	4.75%
with sales charge	7.99%	6.90%	4.27%

Class S	1-Year	5 Years	10 Years
Net Asset Value	13.44%	8.25%	5.10%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Moderately Aggressive Allocation Fund earned a return of 18.21%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 15.66%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of 23.63%, 0.90% and 23.64%, respectively.

What factors affected the Fund’s performance?

As an asset allocation fund, the Fund’s allocations between equity and fixed-income securities are a significant determinant of performance. For Thrivent Moderately Aggressive Allocation Fund, we averaged approximately 72% of the portfolio’s assets in equity securities and 28% in fixed-income securities. The difference in returns for those asset categories over the period accounts for a significant component of the difference between the Fund’s return and its benchmarks.

The other primary factors impacting performance were the Fund’s allocations within the equity and fixed-income portfolios and security selection within both areas. We positioned the Fund with a moderate underweighting to equity securities for the period, which detracted from total returns because equities outperformed fixed income. However, while our allocation to equities had an effect on performance, stock selection contributed positively and more than made up for the equity underweighting. For the period, the Fund benefited modestly from an underweighting to small-cap stocks and an overweighting to international stocks. However, an overweighting to mid-cap stocks modestly detracted. In terms of stock selection, the Fund experienced strong contributions from both mid- and small-cap stocks and a modestly positive contribution from large caps. Stock selection was modestly negative among international stocks.

Over the period, the Treasury yield curve flattened significantly because yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve increased rates three times, which had the most impact on short-term rates. Rates increased less on longer-term securities due to concerns about slow economic growth and low inflation, along with increased foreign demand from Europe and Asia for higher-yielding U.S. securities. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets. The fixed-income portion of the Fund outperformed in part because it was positioned for the Treasury curve to flatten with higher short-term rates. Additionally, the fixed-income portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporates significantly outperformed Treasuries. Within corporates, an underweighting in high-yield bonds detracted from relative performance because the segment posted strong returns. This was offset by solid performance from securitized assets, including agency and nonagency mortgage-backed securities. The Fund used Treasury futures to help manage interest rate exposure. Additionally, the Fund used an index of high-yield credit default swaps to hedge high-yield exposure.

What is your outlook?

Across equities and fixed income, valuations are elevated and the global markets are somewhat overbought. Therefore, we are positioning the Fund more conservatively because we see limited upside from here, but greater risk to the downside. As a result, the Fund remains modestly underweighted in risk assets, expressed primarily through an underweighting to equities. However, while the Fund is generally underweighted in equity overall, we recognize that global growth and sentiment continue to strengthen, with international looking relatively stronger than domestic. Because of this, the Fund remains modestly overweighted in international equities.

Within fixed income, the Fund is positioned roughly neutral in corporate credit along with an underweighting in emerging markets debt and an overweighting in securitized assets, such as nonagency mortgages. We expect the Federal Reserve to continue to raise rates in the coming year.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	33.0%
International	18.7%
Investment Grade Debt	15.6%
Short-Term Investments	13.7%
Small Cap	9.9%
Mid Cap	4.5%
High Yield	2.0%
Floating Rate Debt	1.9%
Emerging Markets Debt	0.7%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	10.1%
Thrivent Large Cap Value Fund	8.4%
Thrivent Large Cap Growth Fund	7.0%
Thrivent Mid Cap Stock Fund	6.2%
Thrivent Large Cap Stock Fund	5.0%
Thrivent Income Fund	2.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
Thrivent Small Cap Stock Fund	1.8%
Thrivent Limited Maturity Bond Fund	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%

These securities represent 45.3% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives, and excludes collateral held for securities loaned.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	18.21%	10.03%	5.02%
with sales charge	12.87%	9.02%	4.54%

Class S	1-Year	5 Years	10 Years
Net Asset Value	18.48%	10.39%	5.38%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly-held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Moderately Conservative Allocation Fund earned a return of 8.70%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 7.62%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of 23.63%, 0.90% and 23.64%, respectively.

What factors affected the Fund’s performance?

As an asset allocation fund, the Fund’s allocations between equity and fixed-income securities are a significant determinant of performance. For Thrivent Moderately Conservative Allocation Fund, we averaged approximately 34% of portfolio assets in equity securities and 66% in fixed-income securities. The difference in returns for those asset categories over the period accounts for a significant component of the difference between the Fund’s return and its benchmarks.

The other primary factors impacting performance were the Fund’s allocations within the equity and fixed-income portfolios and security selection within both areas. We positioned the Fund with a moderate underweighting to equity securities for the period, which detracted from total returns because equities outperformed fixed income. However, while our allocation to equities had an effect on performance, stock selection contributed positively and more than made up for the equity underweighting. For the period, the Fund benefited modestly from an underweighting to small-cap stocks and an overweighting to international stocks. However, an overweighting to mid-cap stocks modestly detracted. In terms of stock selection, the Fund experienced strong contributions from both mid- and small-cap stocks and a modestly positive contribution from large caps. Stock selection was modestly negative among international stocks.

Over the period, the Treasury yield curve flattened significantly because yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve increased rates three times, which had the most impact on short-term rates. Rates increased less on longer-term securities due to concerns about slow economic growth and low inflation, along with increased foreign demand from Europe and Asia for higher-yielding U.S. securities. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets. The fixed-income portion of the Fund outperformed in part because it was positioned for the Treasury curve to flatten with higher short-term rates. Additionally, the fixed-income portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporates significantly outperformed Treasuries. Within corporates, an underweighting in high yield detracted from relative performance because the segment posted strong returns. This was offset by solid performance from securitized assets, including agency and nonagency mortgage-backed securities. The Fund used Treasury futures to help manage interest rate exposure. Additionally, the Fund used an index of high-yield credit default swaps to hedge high-yield exposure.

What is your outlook?

Across equities and fixed income, valuations are elevated and the global markets are somewhat overbought. Therefore, we are positioning the Fund more conservatively because we see limited upside from here, but greater risk to the downside. As a result, the Fund remains modestly underweighted in risk assets, expressed primarily through an underweighting to equities. However, while the Fund is generally underweighted in equity overall, we recognize that global growth and sentiment continue to strengthen, with international looking relatively stronger than domestic. Because of this, the Fund remains modestly overweighted in international equities.

Within fixed income, the Fund is positioned roughly neutral in corporate credit along with an underweighting in emerging markets debt and an overweighting in securitized assets, such as nonagency mortgages. We expect the Federal Reserve to continue to raise rates in the coming year.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	43.5%
Large Cap	15.4%
Short-Term Investments	13.9%
International	9.1%
Floating Rate Debt	6.0%
High Yield	5.2%
Small Cap	3.0%
Emerging Markets Debt	2.0%
Mid Cap	1.9%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund	7.9%
Thrivent Large Cap Value Fund	6.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.7%
Thrivent Partner Worldwide Allocation Fund	4.6%
Thrivent Limited Maturity Bond Fund	4.4%
Thrivent Large Cap Growth Fund	3.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.0%
Thrivent High Yield Fund	2.5%
Thrivent Core Emerging Markets Debt Fund	2.3%
Thrivent Mid Cap Stock Fund	1.9%

These securities represent 41.4% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives, and excludes collateral held for securities loaned.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	8.70%	5.73%	4.22%
with sales charge	3.76%	4.76%	3.74%

Class S	1-Year	5 Years	10 Years
Net Asset Value	8.97%	6.06%	4.53%

Value of a $10,000 Investment

Class A Shares*,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share. The Fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Credit risk is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. A weak economy, strong equity markets, or changes by the Federal Reserve to its monetary policies may cause short-term interest rates to increase and affect the Fund’s ability to maintain a stable share price. Securities issued or guaranteed by U.S. government-related organizations are not backed by the full faith and credit of the U.S. government.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Money Market Fund earned a return of 0.03%, compared with the median net return of its peer group, the Lipper Money Market Funds category, of 0.21%.

What factors affected the Fund’s performance?

After a somewhat sluggish start, the U.S. economy gained traction as the reporting period progressed with gross domestic product (GDP) growing by approximately 3% in the second and third quarters of 2017 despite hurricane-related disruptions. Most economic data showed steady signs of improvement including the labor market, manufacturing, trade and business activity. Oil prices rose in the final months of 2016, then slid again through mid-summer before surging late in the period to regain much of the lost ground. Signs of higher inflation also emerged later in the period. Persistently low inflation has been an ongoing point of contention for the Federal Reserve (Fed) since policymakers are unofficially targeting an inflation rate of around 2%.

In light of improving economic data, the Fed raised the target federal funds rate three times—in December, March and June—for an overall increase of 0.75%. In September 2017, the central bank also announced it would begin reducing its balance sheet in October by gradually scaling back its reinvestments in U.S. Treasuries and mortgage-backed securities each month. The Fed’s balance sheet had grown to more than $4.5 trillion in assets, mostly from purchases made in the wake of the 2008 financial crisis. Over the period, interest rates increased across the board and the Treasury yield curve flattened because rates moved much higher for securities with maturities of three years and under than they did for longer-maturity Treasuries.

On October 14, 2016, right before the reporting period began, the new money market reforms approved by the Securities and Exchange Commission (SEC) in 2014 went into effect. As a result of these reforms, many prime money market funds—including Thrivent Money Market Fund—converted to government money market funds. Accordingly, the Fund continues to offer a stable $1.00 share price and is not required to impose redemption gates or liquidity fees. However, it must invest at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized by government securities. The Fund is also required to maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days.

As of October 31, 2017, net assets in the Fund totaled approximately $403 million and 100% of the portfolio was invested in U.S. government obligations or U.S. government-supported securities. Within the portfolio, we continued to invest heavily in variable-rate demand notes (VRDNs), which represented more than 20% of net assets at fiscal year-end, to lessen the Fund’s sensitivity to rising interest rates. We favor VRDNs because they typically have weekly interest rate resets, ensuring that their yields reflect the current rate environment. The Fund’s WAL and WAM remained well within the guidelines for government money market funds, ending the period at 31 days and 105 days, respectively. For the majority of the reporting period, we continued to voluntarily waive certain fees and expenses to maintain at least a zero net return for the Fund; however, we were able to discontinue the waivers in October 2017 in light of higher short-term interest rates. We continue to emphasize a conservative posture for the Fund, while remaining focused on our primary goals of liquidity, safety and a stable $1.00 share price.

What is your outlook?

As of period end, the market consensus is calling for another federal funds rate increase in December 2017. We anticipate three to four more increases in 2018, based on the strength of the economy and the likelihood for continued regulatory and tax reform. The Fund’s return will continue to be driven mainly by the extent and timing of the Fed’s future rate increases. We will continue to focus on safety and liquidity as we look to capitalize on the potential for higher rates in the coming year.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt	87.8%
U.S. Treasury Debt	12.2%

Total	100.0%

Quoted Portfolio Composition is subject to change.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.03%	0.01%	0.38%

Class S2	1-Year	5 Years	10 Years
Net Asset Value	0.31%	0.06%	0.45%

Money Market Fund Yields*

As of October 31, 2017

	Class A	Class S
7-Day Yield	0.34%	0.61%
7-Day Yield Gross of Waivers	0.34%	0.61%

7-Day Effective Yield	0.34%	0.61%
7-Day Effective Yield Gross of Waivers	0.34%	0.61%

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A shares and Class S shares have no sales load.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results. The yield quotation more closely reflects the current earnings of the Thrivent Money Market Fund than the total return quotations.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.

Municipal bonds are subject to risks including, but not limited to, credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. Interest rate risk means bond prices generally fall as interest rates rise, and changes by the Federal Reserve to monetary policy could affect interest rates and the value of some securities. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Some issues may be subject to state and local taxes and/or the federal and state alternative minimum tax (AMT). Any increase in principal value may be taxable. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Investing in municipal bonds for the purpose of generating tax-exempt income may not be appropriate for investors in all income tax brackets. Please consult a tax advisor for more detailed information about your specific situation, including state/local tax treatment. These and other risks are described in the Fund’s prospectus. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Municipal Bond Fund earned a return of 1.15%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of 1.64%. The Fund’s market benchmark, the Bloomberg Barclays Municipal Bond Index, earned a return of 2.19%.

What factors affected the Fund’s performance?

Early in the reporting period, the municipal bond market sold off sharply on the back of very heavy issuance and uncertainty about potential legislation coming out of Washington, D.C., regarding tax rates, health care reform and infrastructure spending. Investors also questioned the timing and trajectory of Federal Reserve (Fed) rate increases. The Fed eventually raised the target federal funds rate three times, while also announcing it would begin winding down its balance sheet in October. As we began 2017, market technicals were more favorable because demand remained positive, albeit slightly lower, while new issue supply fell versus the record-breaking issuance of 2016. Also, it became apparent that Congress was going to take longer than initially expected to enact any new legislation. These factors, along with lower inflation expectations, spurred a municipal bond market recovery that began in March and lasted through the period end.

Somewhat surprisingly, interest rates rose fairly evenly across the municipal yield curve over the period. Typically, the municipal curve flattens when the Fed is raising rates; however, so far this cycle the pace has been slow and inflation subdued enough that yields shifted higher across the board. Because of the decrease in supply and the ongoing demand for yield in a low rate environment, lower-quality, high-yield municipal securities once again outperformed higher-quality, investment-grade bonds, causing credit spreads to tighten.

A series of natural disasters, including hurricanes and wildfires, struck regions including Puerto Rico, Texas, Florida and California. Puerto Rico’s bonds sold off sharply after Hurricane Maria caused substantial damage, which will likely exacerbate the island’s difficulties. Our portfolio did not own bonds from Puerto Rico and saw no long-lasting credit impairment to bonds from the other regions affected by the disasters. Generally speaking, defaults across the municipal bond market remained very low. On another positive note, the state of Illinois passed a budget this summer after two years of operating without one.

The Fund underperformed the Lipper peer group and Bloomberg Barclays benchmark primarily because of the Fund’s higher-quality bias. Our worst-performing areas included small allocations to school districts and ports, while our large exposure to the pre-refunded sector also lagged because these securities are high quality and short duration. Additionally, we sold an industrial development revenue bond from Beaver County, Pennsylvania, at a loss after the CEO announced that the company was changing its business model, potentially leaving cash flows and bondholders in a weaker position.

On the positive side, the Fund continued to generate a significantly higher level of tax-exempt income than its peers, as measured by its 12-month distribution yield. Performance was aided by holdings in senior living and charter school revenue bonds, which are smaller, lower-grade issuers that benefited from credit spread tightening. We also saw strong results from our airport bonds, which represented a larger portion of the portfolio. General obligation and revenue bonds from Illinois—and Chicago in particular—also performed well after the state’s budget passage reduced some of the negative overhang.

What is your outlook?

We continue to have more questions than answers for the municipal bond market as Congress and the administration attempt to enact broad tax and health care reforms, which could have wide-ranging effects on the overall supply and sectors available in the marketplace. We will closely monitor developments coming out of Washington regarding the myriad of issues that could affect the market. In light of our outlook for additional Fed rate increases in the coming year, we believe municipal bonds will likely outperform Treasuries. As always, our efforts are focused on rigorous, bottom-up security selection in the Fund.

Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Escrowed/Pre-refunded	21.8%
Transportation	15.6%
Health Care	14.3%
Education	11.8%
General Obligation	10.2%
Water & Sewer	7.2%
Other Revenue	6.6%
Tax Revenue	6.4%
Electric Revenue	3.3%
Housing Finance	1.6%

Top 10 States
(% of Net Assets)
Texas	11.1%
California	10.8%
Florida	6.9%
New York	6.8%
Illinois	6.4%
Ohio	5.5%
Massachusetts	4.3%
Colorado	3.7%
Minnesota	3.5%
Washington	3.4%

Investments in securities in these States represent 62.4% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors, and Top 10 States are subject to change. The lists of Major Market Sectors and Top 10 States exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	1.15%	2.59%	4.15%
with sales charge	-3.41%	1.65%	3.67%

Class S	1-Year	5 Years	10 Years
Net Asset Value	1.39%	2.85%	4.42%

Value of a $10,000 Investment

Class A Shares*,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Michael G. Landreville, CFA and CPA (inactive), Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund primarily invests in a broad range of debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, convertible securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Opportunity Income Plus Fund earned a return of 4.16%, compared with the median return of its peer group, the Lipper Multi-Sector Income Funds category, of 5.16%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, earned returns of 7.94%, 5.06% and 0.53%, respectively.

What factors affected the Fund’s performance?

The global economy began to see a synchronized recovery for the first time in years, which drove investor optimism and the markets. The Federal Reserve raised the target federal funds rate three times for an overall increase of 0.75%. The central bank also began winding down its balance sheet in October by scaling back its reinvestments into U.S. Treasuries and mortgage-backed securities (MBS). Interest rates rose across the yield curve fueled by the Fed hikes and November election results, which increased the likelihood for significant fiscal stimulus, loosened regulations and tax reform.

Following a post-election spike, interest rate and market volatility remained exceptionally low for the remainder of the period. Rates stayed in a fairly narrow band due to significant bond buying by world central banks and the pickup in global growth, while Wall Street’s VIX, or “Fear Index,” fell to its lowest level ever on record. Meanwhile, continued low interest rates in Europe and Asia fueled seemingly insatiable demand for U.S. corporate credit. This favorable backdrop for the credit market drove yield spreads versus Treasuries to their tightest levels since before the 2008 financial crisis began, more than offsetting the negative impact to bond prices from the backup in rates.

We continued to invest a significant portion of the Fund in credit, including approximately 31% in floating-rate leveraged bank loans, 12% in high-yield corporate bonds and 10% in investment-grade corporate bonds. We allocated approximately 23% of the Fund to securitized assets, split fairly evenly between agency MBS and nonagency residential mortgage-backed securities (RMBS). The Fund’s emerging market (EM) exposure remained around 15% of net assets, while approximately 6% of the portfolio was invested in preferred securities and alternative equity products.

The Fund’s shortfall versus the Lipper category and Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index was primarily due to our lower exposure to high-yield bonds versus a higher exposure to leveraged loans, securitized assets, EM bonds and investment-grade bonds. Leveraged loans represent the largest segment within the Fund and did not see the same degree of price appreciation because they are callable that high-yield bonds did. As credit spreads narrowed, issuers were calling or refinancing these securities, which kept a lid on prices. The Fund’s leveraged loans generated a return above the S&P/LSTA Leveraged Loan Index due to good security selection. The Fund’s securitized asset holdings outperformed the Bloomberg Barclays U.S. Mortgage-Backed Securities Index due to higher exposure to nonagency RMBS, which produced returns comparable to high yield. Our preferred securities and alternative equity products also performed quite well during the period. However, we did hedge some of the alternative equity exposure with a short position in S&P 500® futures, which hindered performance since the index rose nearly 24% during the period. The Fund also benefited from its shorter duration stance, which dampened sensitivity to rising interest rates.

What is your outlook?

The coming year will probably be a more difficult return environment for several reasons: spreads have narrowed substantially; the Fed is likely to increase rates several more times; and the effects from the Fed’s reinvestment slowdown will start to take hold. However, we will continue to emphasize credit based on the synchronized global recovery and likelihood for U.S. regulatory and tax reforms. We continue to reduce exposure to leveraged loans, due to increased risk in the sector, and preferred securities, because this sector has performed well. We are increasing our EM weight to diversify away from the U.S. and because spreads are more compelling in these regions versus U.S. markets.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Foreign Government	14.0%
Communications Services	12.4%
Mortgage-Backed Securities	12.4%
Financials	10.6%
Collateralized Mortgage Obligations	7.0%
Consumer Non-Cyclical	7.0%
Consumer Cyclical	6.9%
Asset-Backed Securities	4.5%
Technology	4.4%
Energy	4.2%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	5.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.7%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.4%
PowerShares Senior Loan Portfolio	1.1%
Coral-US Co-Borrower, LLC, Term Loan	0.8%
Scientific Games International, Inc., Term Loan	0.8%
Air Medical Group Holdings, Inc., Term Loan	0.8%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	0.7%
Vanguard Short-Term Corporate Bond ETF	0.7%

These securities represent 16.0% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Bond Quality Ratings Distributions exclude collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	4.16%	2.59%	4.22%
with sales charge	-0.51%	1.65%	3.74%

Class S	1-Year	5 Years	10 Years
Net Asset Value	4.40%	2.82%	4.51%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in those indices, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

***

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

****	The S&P/LSTA U.S. Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

Managed by Thrivent Asset Management, LLC and subadvised by Aberdeen Asset Managers Limited

The Fund seeks long-term capital growth.

The Fund primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Partner Emerging Markets Equity Fund earned a return of 14.79%, compared with the median return of its peer group, the Lipper Emerging Markets Funds category, of 24.45%. The Fund’s market benchmark, the MSCI Emerging Markets Index–USD Net Returns, earned a return of 26.45%.

What factors affected the Fund’s performance?

Emerging market equities posted substantial gains over the year. Stocks initially sold off in a knee-jerk reaction to Donald Trump’s election victory. But in 2017, an improving global economy lifted corporate earnings, resulting in continued inflows to the asset class. The upbeat sentiment helped markets maintain their momentum despite three Fed rate hikes and rising geopolitical uncertainty in North Korea and the Middle East. Oil prices firmed based on higher demand and tighter inventories following an OPEC-led agreement to extend output cuts, while currencies broadly strengthened against the U.S. dollar.

The Fund underperformed the benchmark largely due to its underweightings to both China and the technology sector. Notably, technology is the benchmark’s largest weighted sector, partly driven by MSCI’s inclusion of Chinese Internet heavyweights in the index. The market has substantially rerated Chinese Internet stars, such as Tencent and Alibaba, driving the overall market higher. Our underweighting during the period hurt relative performance, despite solid gains from our other mainland holdings like Kweichow Moutai and Hangzhou Hikvision Digital Technology. While we recognize the opportunities that Chinese Internet businesses enjoy, we remain concerned about their corporate structures, known as variable interest entities (VIEs). Beijing remains ambiguous about the legality of VIEs, which are designed to circumvent domestic laws restricting direct foreign ownership. However, after conducting extensive due diligence, we are optimistic about Tencent and recently introduced a position into the portfolio, reflecting our growing conviction in its business, corporate structure and governance.

Elsewhere in Asia, our non-benchmark position in Hong Kong-based Hang Lung Group proved costly because of concerns over the recovery of its property subsidiary. The Fund’s overweighting in India weighed on results because the market was volatile following the implementation of the country’s new Goods and Services Tax (GST), although positive stock selection helped mitigate losses. In Latin America, positive stock selection was outweighed by negative asset allocation. Mexican markets were roiled by Trump’s election win, uncertainty over North American Free Trade Agreement (NAFTA) negotiations, and concerns about the economic impact of earthquakes. However, stock selection in Brazil was beneficial, including our lack of ownership in state-owned oil giant Petrobras, that came under pronounced pressure during a market-wide sell off in May after President Temer was implicated in a corruption scandal.

In EMEA (Europe, Middle East and Africa), stock selection in Russia was negative. Retailer Magnit was a key laggard amid investor concerns over falling returns. The weakness was mitigated by our underweighting in South Africa, given the country’s ongoing political turmoil and deteriorating domestic economy. Our lack of exposure to Qatar was also a bright spot due to heightened Middle Eastern geopolitical tensions.

What is your outlook?

We believe the synchronized global economic recovery should continue to underpin further emerging market gains. Chinese growth may moderate, given the government’s focus on regulatory tightening and supply-side reform. However, a sharp downturn seems unlikely because economic drivers appear resilient, while both fiscal and monetary policy remain accommodative. Political risks remain, including Kurdish separatism exacerbating Middle Eastern tensions and unresolved domestic political crises in South Africa and Brazil. Elections in various developing countries in 2018 could add further uncertainty. However, most emerging economies are benefiting from an improved global macro environment supported by moderate inflation and healthy trade flows. Although major central banks’ policy normalization and tighter liquidity could cause concern, well-telegraphed changes should ensure stability. We are cautiously optimistic and will continue to be disciplined in our approach.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	92.5%
Preferred Stock	5.3%
Short-Term Investments	2.2%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	26.9%
Consumer Staples	17.5%
Information Technology	14.7%
Consumer Discretionary	11.3%
Materials	9.9%
Telecommunications Services	4.9%
Real Estate	4.7%
Industrials	3.2%
Energy	3.1%
Health Care	1.1%

Top 10 Countries
(% of Net Assets)
India	14.8%
Brazil	12.4%
Hong Kong	9.7%
South Korea	8.3%
China	6.4%
Mexico	5.6%
Taiwan	5.5%
Indonesia	5.0%
Turkey	4.0%
Thailand	4.0%
Investments in securities in these countries represent 75.7% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	From Inception 8/31/2012
without sales charge	14.79%	-0.26%	0.24%
with sales charge	9.59%	-1.17%	-0.64%

Class S	1-Year	5 Years	From Inception 8/31/2012
Net Asset Value	15.19%	0.06%	0.57%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI Emerging Markets Index - USD Net Returns is a modified capitalization-weighted index of selected emerging economies from around the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER WORLDWIDE ALLOCATION FUND

Managed by Thrivent Asset Management, LLC and subadvised by Principal Global Investors, LLC, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

The Fund primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Fund’s sub-advisers may not be complementary.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Partner Worldwide Allocation Fund earned a return of 19.76%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of 23.56%. The Fund’s market benchmark, the MSCI All Country World Index ex-USA–USD Net Returns, earned a return of 23.64%.

What factors affected the Fund’s performance?

Two factors accounted for the Fund’s underperformance versus both its benchmark and Lipper category. First, the Fund maintained an allocation of approximately 10% of assets to emerging market debt. Although our manager in this area generated returns similar to the benchmark, the emerging market bond asset class badly lagged overall returns in the equity markets during the past 12 months. The performance of our emerging market equity portfolio, which represents approximately 15% of assets, also limited the Fund’s returns over the period. Our emerging market equity manager positioned the portfolio with an underweighting in China and, more specifically, had limited exposure to the Chinese technology sector. This group performed exceptionally well during the fiscal year.

On the positive side, approximately 15% of the Fund’s portfolio was invested in small-cap EAFE (Europe, Australasia and Far East) markets, or developed country markets, which mitigated some of the underperformance. The small-cap EAFE asset class outperformed large-cap developed market indexes and our manager outperformed that benchmark. Therefore, both allocation and stock selection were positive contributors. In addition, the Fund allocated approximately 60% of its assets to large-cap managers invested in developed markets, split between the growth and value styles. These segments had a neutral impact on results because both managers performed in line with their respective benchmarks, while the benchmarks performed in line with the Fund’s market benchmark and Lipper category.

Finally, we used equity index derivatives to manage the Fund’s equity market exposures and asset realignments, but their impact on performance was limited because returns were similar to the respective management assignments. We also used currency derivatives to assist in the management of trade settlements.

What is your outlook?

The global economy has emerged from the slowdown in economic activity that occurred because of lower oil prices, stalling exports and weak capital spending of the past few years. While the U.S. economy had led the rest of the world in recovering from the financial crisis of 2007-08, it now appears that other major economies are seeing acceleration in activity as well. A key factor in this recovery has been a pickup in global trade, buttressed by the ongoing commitment to quantitative easing on the part of central banks in the eurozone area and Japan.

In many developed markets outside the U.S., short and intermediate interest rates on sovereign debt are negative and credit spreads are unusually tight. Valuations of equities are quite full both domestically and globally, but the recent acceleration in earnings and revenue growth are supportive of asset prices. In the immediate term, we see no fundamental reason for the domestic or global economy to downshift to a lower growth trajectory. However, we do see pockets of both geopolitical and fundamental risks that are not insignificant, which warrant some degree of caution.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	89.1%
Long-Term Fixed Income	8.6%
Short-Term Investments	1.3%
Preferred Stock	1.0%
Registered Investment Companies	< 0.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	17.5%
Industrials	14.0%
Consumer Discretionary	13.1%
Consumer Staples	9.9%
Materials	9.0%
Information Technology	8.1%
Health Care	6.7%
Foreign Government	6.1%
Energy	5.9%
Real Estate	3.2%

Top 10 Countries
(% of Net Assets)
Japan	19.4%
United Kingdom	12.5%
Germany	7.6%
France	5.5%
Switzerland	4.8%
Australia	4.7%
Netherlands	3.1%
Sweden	2.8%
Hong Kong	2.7%
Canada	2.5%
Investments in securities in these countries represent 65.6% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	From Inception 2/29/2008
without sales charge	19.76%	7.38%	2.86%
with sales charge	14.42%	6.40%	2.37%

Class S	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	20.22%	7.80%	3.23%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI All Country World Index ex-USA- USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2017?

Thrivent Small Cap Stock Fund earned a return of 34.84%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 24.86%. The Fund’s market benchmarks, the Russell 2000® Index and the S&P SmallCap 600® Index, earned returns of 27.85% and 27.92%, respectively.

What factors affected the Fund’s performance?

The Fund produced strong results during the period, outperforming its Lipper peers and market benchmarks due to both sector allocations and stock selection. That said, the Fund’s sector weightings are determined by our bottom-up industry and company research. We have positioned the portfolio with large overweightings in financial and industrial stocks for more than a year because the outlook for the Fund’s holdings in these areas has continued to be promising. Both sectors were among the strongest performing areas of the market during the period. Meanwhile, we have also maintained significant underweightings in consumer discretionary and real estate investment trust (REIT) stocks for more than a year. In those two sectors, it has been difficult to find stocks that exhibit our desired combination of valuation, quality and a favorable outlook. The consumer discretionary and REIT sectors were two of the weaker areas of the market during the reporting period, so our underweightings helped performance.

Stock selection was favorable in all eleven sectors except for energy and materials, with particular strength seen among our holdings in technology and health care. In the technology sector, standout performers included application software firm Pegasystems and communications equipment company Arista Networks. Pegasystems, a developer of customer relationship management software, offers an integrated approach extending from an enterprise’s customer-facing applications to back-end automation. This integration drives lower costs and better customer service outcomes. Arista Networks competes with Cisco Systems and other data center switch and router companies. However, the company has a strategic advantage in that its switches contain computer chips and software that can be programmed by the customer, plus they are often cheaper and faster. As Internet titans have emerged, they have developed very application-specific data centers for areas such as search, e-commerce and Web hosting. Because of this, the customization feature offered by Arista Networks has enabled the company to gain market share.

In health care, we saw strong results from a position in Catalent, the largest provider of soft gel technology for pharmaceuticals. The company also manufacturers biologics, drugs and associated packaging for biotechnology and pharmaceutical companies. We continued to hold these three companies in the portfolio; however, we reduced their position sizes to effectively manage portfolio risk.

What is your outlook?

We believe valuations in many areas of the market are extended. Companies are benefiting from a synchronized global economic expansion for the first time this cycle. We are finding it more difficult to discover areas that are underearning with the exception of the energy sector. Back in 2008, the consensus view was that the world was running out of oil and prices were more than $140 per barrel, which encouraged investments to find oil. Today, the popular view is that electric cars will make internal combustion engines obsolete, while the world is awash in oil that we may not need. The price of oil is too low to encourage investment in deep water wells; however, global consumption continues to rise at more than 1 million barrels per day each year. As a result, energy stocks are well represented in the portfolio.

Also, stocks of retailers have become attractively valued because many companies face business erosion from online competitors. Some retailers are less susceptible to online competition and are adjusting their business models successfully. Retail is a new area of investment in the portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	97.0%
Registered Investment Companies	2.2%
Short-Term Investments	0.8%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	22.8%
Industrials	20.7%
Information Technology	18.1%
Health Care	10.4%
Consumer Discretionary	10.3%
Consumer Staples	3.5%
Materials	3.5%
Real Estate	3.4%
Utilities	2.4%
Energy	2.2%

Top 10 Holdings
(% of Net Assets)
Arista Networks, Inc.	3.5%
Orbital ATK, Inc.	1.9%
Kirby Corporation	1.9%
National Instruments Corporation	1.8%
Synovus Financial Corporation	1.7%
Dolby Laboratories, Inc.	1.7%
Tupperware Brands Corporation	1.7%
AZZ, Inc.	1.6%
Pinnacle Entertainment, Inc.	1.6%
Chemed Corporation	1.6%
These securities represent 19.0% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2017

Class A2	1-Year	5 Years	10 Years
without sales charge	34.84%	15.45%	5.94%
with sales charge	28.75%	14.39%	5.46%

Class S	1-Year	5 Years	10 Years
Net Asset Value	35.34%	15.98%	6.53%

Value of a $10,000 Investment

Class A Shares *,1,(a )

Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

1

Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser may have waived its management fee and/ or reimbursed Fund expenses, without which the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. This was a benchmark for the Fund until February 28, 2017 and will not be shown in shareholder reports after October 31, 2017.

***	The S&P SmallCap 600® Index represents the average performance of a group of 600 small capitalization stocks.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017- 10/31/2017*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,086	$4.88	0.93%
Class S	$1,000	$1,087	$3.37	0.64%

Hypothetical**
Class A	$1,000	$1,021	$4.72	0.93%
Class S	$1,000	$1,022	$3.26	0.64%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$1,046	$5.46	1.06%
Class S	$1,000	$1,047	$3.78	0.73%

Hypothetical**
Class A	$1,000	$1,020	$5.39	1.06%
Class S	$1,000	$1,022	$3.73	0.73%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,006	$4.35	0.86%
Class S	$1,000	$1,006	$3.83	0.76%

Hypothetical**
Class A	$1,000	$1,021	$4.38	0.86%
Class S	$1,000	$1,021	$3.86	0.76%

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017- 10/31/2017*	Annualized Expense Ratio
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,033	$4.15	0.81%
Class S	$1,000	$1,034	$2.95	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.13	0.81%
Class S	$1,000	$1,022	$2.93	0.57%
Thrivent Income Fund

Actual
Class A	$1,000	$1,030	$3.95	0.77%
Class S	$1,000	$1,030	$2.32	0.45%

Hypothetical**
Class A	$1,000	$1,021	$3.94	0.77%
Class S	$1,000	$1,023	$2.31	0.45%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,102	$6.43	1.21%
Class S	$1,000	$1,104	$4.40	0.83%

Hypothetical**
Class A	$1,000	$1,019	$6.17	1.21%
Class S	$1,000	$1,021	$4.22	0.83%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,087	$5.35	1.02%
Class S	$1,000	$1,090	$3.43	0.65%

Hypothetical**
Class A	$1,000	$1,020	$5.18	1.02%
Class S	$1,000	$1,022	$3.32	0.65%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,069	$4.79	0.92%
Class S	$1,000	$1,070	$2.80	0.54%

Hypothetical**
Class A	$1,000	$1,021	$4.68	0.92%
Class S	$1,000	$1,023	$2.73	0.54%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,011	$3.11	0.61%
Class S	$1,000	$1,011	$2.14	0.42%

Hypothetical**
Class A	$1,000	$1,022	$3.13	0.61%
Class S	$1,000	$1,023	$2.15	0.42%
Thrivent Low Volatility Equity Fund

Actual
Class S	$1,000	$1,071	$6.33	1.21%

Hypothetical**
Class S	$1,000	$1,019	$6.17	1.21%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,063	$5.53	1.06%
Class S	$1,000	$1,065	$3.83	0.74%

Hypothetical**
Class A	$1,000	$1,020	$5.42	1.06%
Class S	$1,000	$1,021	$3.75	0.74%

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017- 10/31/2017*	Annualized Expense Ratio
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,053	$4.17	0.81%
Class S	$1,000	$1,055	$2.79	0.54%

Hypothetical**
Class A	$1,000	$1,021	$4.11	0.81%
Class S	$1,000	$1,022	$2.75	0.54%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,069	$4.23	0.81%
Class S	$1,000	$1,070	$2.93	0.56%

Hypothetical**
Class A	$1,000	$1,021	$4.13	0.81%
Class S	$1,000	$1,022	$2.86	0.56%
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,039	$4.32	0.84%
Class S	$1,000	$1,041	$2.93	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.28	0.84%
Class S	$1,000	$1,022	$2.90	0.57%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$5.03	1.00%
Class S	$1,000	$1,000	$2.71	0.54%

Hypothetical**
Class A	$1,000	$1,020	$5.08	1.00%
Class S	$1,000	$1,022	$2.74	0.54%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,021	$3.80	0.75%
Class S	$1,000	$1,022	$2.59	0.51%

Hypothetical**
Class A	$1,000	$1,021	$3.81	0.75%
Class S	$1,000	$1,023	$2.59	0.51%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$1,021	$4.63	0.91%
Class S	$1,000	$1,022	$3.38	0.66%

Hypothetical**
Class A	$1,000	$1,021	$4.63	0.91%
Class S	$1,000	$1,022	$3.38	0.66%
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$1,084	$8.76	1.67%
Class S	$1,000	$1,086	$7.02	1.33%

Hypothetical**
Class A	$1,000	$1,017	$8.48	1.67%
Class S	$1,000	$1,018	$6.79	1.33%

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period 5/1/2017- 10/31/2017*	Annualized Expense Ratio
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,095	$7.21	1.36%
Class S	$1,000	$1,097	$5.05	0.96%

Hypothetical**
Class A	$1,000	$1,018	$6.94	1.36%
Class S	$1,000	$1,020	$4.87	0.96%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,098	$6.16	1.17%
Class S	$1,000	$1,100	$4.30	0.81%

Hypothetical**
Class A	$1,000	$1,019	$5.93	1.17%
Class S	$1,000	$1,021	$4.14	0.81%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Thrivent Aggressive Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Government Bond Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Value Fund, Thrivent Limited Maturity Bond Fund, Thrivent Low Volatility Equity Fund, Thrivent Mid Cap Stock Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Money Market Fund, Thrivent Municipal Bond Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Worldwide Allocation Fund, and Thrivent Small Cap Stock Fund.

In our opinion, the accompanying statements of assets and liabilities of Thrivent Aggressive Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Government Bond Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Value Fund, Thrivent Limited Maturity Bond Fund, Thrivent Low Volatility Equity Fund, Thrivent Mid Cap Stock Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Money Market Fund, Thrivent Municipal Bond Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Worldwide Allocation Fund, and Thrivent Small Cap Stock Fund (each an individual fund of the Thrivent Mutual Funds, hereafter referred to as the “Funds”), including the schedules of investments of Thrivent Government Bond Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Low Volatility Equity Fund, Thrivent Mid Cap Stock Fund, Thrivent Money Market Fund, Thrivent Partner Emerging Markets Equity Fund, and Thrivent Small Cap Stock Fund, summary schedules of investments of Thrivent Aggressive Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Large Cap Stock Fund, Thrivent Limited Maturity Bond Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Municipal Bond Fund, Thrivent Opportunity Income Plus Fund, and Thrivent Partner Worldwide Allocation Fund, and the related statements of operations and of changes in net assets and the financial highlights of the Funds present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for Thrivent Aggressive Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Government Bond Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Value Fund, Thrivent Limited Maturity Bond Fund, Thrivent Mid Cap Stock Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Money Market Fund, Thrivent Municipal Bond Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Worldwide Allocation Fund, and Thrivent Small Cap Stock Fund, the results of operations, the changes in net assets and the financial highlights for the period February 28, 2017 (commencement of operations) through October 31, 2017 for Thrivent Low Volatility Equity Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for the opinions expressed above.

December 19, 2017

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value	% of Net Assets
Consumer Discretionary (6.1%)
7,700	Amazon.com, Inc.[a]	$8,510,656	0.8%
103,468	Comcast Corporation	3,727,952	0.3%
13,389	Netflix, Inc.[a]	2,630,001	0.2%
45,166	Nutrisystem, Inc.	2,256,042	0.2%
81,270	Pinnacle Entertainment, Inc.[a]	2,102,455	0.2%
47,045	Six Flags Entertainment Corporation	2,953,956	0.3%
	Other Securities^	45,614,937	4.1%

	Total	67,795,999

Consumer Staples (1.3%)
36,000	MGP Ingredients, Inc.	2,446,560	0.2%
	Other Securities^	12,045,445	1.1%

	Total	14,492,005

Energy (1.1%)
	Other Securities^	12,345,828	1.1%

	Total	12,345,828

Financials (6.6%)
59,291	Citigroup, Inc.	4,357,888	0.4%
56,877	E*TRADE Financial Corporation[a]	2,479,268	0.2%
24,184	First Republic Bank	2,355,522	0.2%
46,295	Interactive Brokers Group, Inc.	2,500,856	0.2%
	Other Securities^	61,898,798	5.6%

	Total	73,592,332

Health Care (5.1%)
24,914	Celgene Corporation[a]	2,515,567	0.2%
15,978	Johnson & Johnson	2,227,493	0.2%
30,359	Medtronic plc	2,444,507	0.2%
9,279	Teleflex, Inc.	2,198,937	0.2%
22,800	UnitedHealth Group, Inc.	4,793,016	0.4%
40,480	Zoetis, Inc.	2,583,434	0.2%
	Other Securities^	39,601,198	3.7%

	Total	56,364,152

Industrials (6.2%)
18,369	Orbital ATK, Inc.	2,441,791	0.2%
39,724	Saia, Inc.[a]	2,574,115	0.2%
75,331	Southwest Airlines Company	4,057,328	0.4%
31,732	Waste Connections, Inc.	2,242,500	0.2%
	Other Securities^	57,885,145	5.2%

	Total	69,200,879

Information Technology (11.8%)
13,360	Alliance Data Systems Corporation	2,989,033	0.3%
4,410	Alphabet, Inc., Class Aa	4,555,706	0.4%
2,802	Alphabet, Inc., Class Ca	2,848,625	0.3%
27,628	Apple, Inc.	4,670,237	0.4%
26,872	Arista Networks, Inc.[a]	5,371,444	0.5%
47,900	Dolby Laboratories, Inc.	2,775,326	0.3%
34,080	Facebook, Inc.[a]	6,136,445	0.6%
47,600	FLIR Systems, Inc.	2,228,632	0.2%
26,054	Guidewire Software, Inc.[a]	2,083,799	0.2%
10,650	Lam Research Corporation	2,221,271	0.2%
37,046	MasterCard, Inc.	5,511,333	0.5%
58,989	Microsoft Corporation	4,906,705	0.4%
19,429	Monolithic Power Systems, Inc.	2,363,926	0.2%
57,360	PayPal Holdings, Inc.[a]	4,162,042	0.4%
32,712	Proofpoint, Inc.[a]	3,022,916	0.3%
31,979	Red Hat, Inc.[a]	3,864,023	0.3%
34,020	Salesforce.com, Inc.[a]	3,481,607	0.3%
14,089	Tyler Technologies, Inc.[a]	2,497,839	0.2%
43,690	Visa, Inc.	4,805,026	0.4%
	Other Securities^	61,022,602	5.4%

	Total	131,518,537

Materials (1.5%)
	Other Securities^	17,212,922	1.5%

	Total	17,212,922

Real Estate (1.2%)
	Other Securities^	13,399,117	1.2%

	Total	13,399,117

Telecommunications Services (0.1%)
	Other Securities^	1,272,663	0.1%

	Total	1,272,663

Utilities (0.5%)
	Other Securities^	5,980,162	0.5%

	Total	5,980,162

	Total Common Stock (cost $354,313,110)	463,174,596

Shares	Registered Investment Companies (39.3%)	Value	% of Net Assets
Affiliated Equity Holdings (36.6%)
6,965,436	Thrivent Large Cap Growth Fund, Class S	78,221,849	7.0%
1,186,905	Thrivent Large Cap Stock Fund, Class S	35,013,708	3.1%
2,774,278	Thrivent Large Cap Value Fund, Class S	63,364,505	5.7%
2,408,366	Thrivent Mid Cap Stock Fund, Class S	69,938,948	6.3%
11,327,154	Thrivent Partner Worldwide Allocation Fund, Class S	129,129,558	11.5%
1,261,996	Thrivent Small Cap Stock Fund, Class S	33,909,829	3.0%

	Total	409,578,397

Affiliated Fixed Income Holdings (1.5%)
1,262,123	Thrivent High Yield Fund, Class S	6,184,393	0.5%
442,281	Thrivent Income Fund, Class S	4,095,519	0.4%
546,244	Thrivent Limited Maturity Bond Fund, Class S	6,817,152	0.6%

	Total	17,097,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Registered Investment Companies (39.3%)	Value	% of Net Assets
Equity Funds/Exchange Traded Funds (1.2%)
13,651	iShares Russell 2000 Growth Index Fund	$2,479,021	0.2%
27,572	SPDR S&P 500 ETF Trust	7,090,140	0.6%
	Other Securities^	3,348,279	0.4%

	Total	12,917,440

	Total Registered Investment Companies (cost $301,587,711)	439,592,901

Principal Amount	Long-Term Fixed Income (2.6%)	Value	% of Net Assets
Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	210,125	<0.1%

	Total	210,125

Mortgage-Backed Securities (1.1%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$4,000,000	3.500%, 11/1/2047[b]	4,110,938	0.4%
3,600,000	4.000%, 11/1/2047[b]	3,777,469	0.3%
3,225,000	3.000% - 4.500%, 11/1/2047[b]	3,310,222	0.3%
	Other Securities^	1,285,532	0.1%

	Total	12,484,161

U.S. Government and Agencies (1.5%)
	U.S. Treasury Bonds
2,291,000	2.500%, 5/15/2046	2,120,517	0.2%
	U.S. Treasury Bonds, TIPS
2,066,360	0.625%, 1/15/2026	2,091,876	0.2%
	U.S. Treasury Notes
3,120,000	0.750%, 2/15/2019	3,089,775	0.3%
3,000,000	2.250%, 11/15/2024	3,001,992	0.3%
6,170,000	0.875% - 2.125%,
	3/31/2018 - 11/15/2026	6,083,297	0.5%

	Total	16,387,457

	Total Long-Term Fixed Income (cost $29,251,802)	29,081,743

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	162,883	<0.1%

	Total	162,883

	Total Preferred Stock (cost $159,180)	162,883

Shares or Principal Amount	Short-Term Investments (17.7%)[c]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
5,400,000	1.030%, 11/7/2017[d]	5,399,093	0.5%
3,700,000	1.030%, 12/1/2017[d]	3,696,792	0.3%
	Federal Home Loan Bank Discount Notes
6,700,000	1.020% - 1.090%, 11/10/2017 - 1/12/2018[d]	6,692,942	0.6%
	Thrivent Core Short-Term Reserve Fund
18,239,222	1.350%	182,392,215	16.3%

	Total Short-Term Investments (cost $198,181,126)	198,181,042

	Total Investments (cost $883,492,929) 101.1%	$1,130,193,165

	Other Assets and Liabilities, Net (1.1%)	(12,450,224)

	Total Net Assets 100.0%	$1,117,742,941

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$265,440,952
Gross unrealized depreciation	(23,200,604)

Net unrealized appreciation (depreciation)	$242,240,348

Cost for federal income tax purposes	$1,028,436,202

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	67,795,999	66,335,547	1,460,452	–
Consumer Staples	14,492,005	13,716,998	775,007	–
Energy	12,345,828	11,586,416	759,412	–
Financials	73,592,332	71,743,877	1,848,455	–
Health Care	56,364,152	55,505,442	858,710	–
Industrials	69,200,879	67,708,771	1,492,108	–
Information Technology	131,518,537	131,238,687	279,850	–
Materials	17,212,922	16,283,829	929,092	1
Real Estate	13,399,117	13,075,679	323,438	–
Telecommunications Services	1,272,663	669,556	603,107	–
Utilities	5,980,162	5,786,369	193,793	–

Registered Investment Companies
Affiliated Equity Holdings	409,578,397	409,578,397	–	–
Equity Funds/Exchange Traded Funds	12,917,440	12,917,440	–	–
Affiliated Fixed Income Holdings	17,097,064	17,097,064	–	–

Long-Term Fixed Income
Collateralized Mortgage Obligations	210,125	–	210,125	–
Mortgage-Backed Securities	12,484,161	–	12,484,161	–
U.S. Government and Agencies	16,387,457	–	16,387,457	–

Preferred Stock
Consumer Staples	162,883	–	162,883	–
Short-Term Investments	15,788,827	–	15,788,827	–

Subtotal Investments in Securities	$947,800,950	$893,244,072	$54,556,877	$1

Other Investments*	Total
Short-Term Investments	182,392,215

Subtotal Other Investments	$182,392,215

Total Investments at Value	$1,130,193,165

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	11,799,867	11,799,867	–	–

Total Asset Derivatives	$11,799,867	$11,799,867	$–	$–

Liability Derivatives
Futures Contracts	12,999,346	12,999,346	–	–

Total Liability Derivatives	$12,999,346	$12,999,346	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Aggressive Allocation Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $15,788,827 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 5-Yr. U.S. Treasury Bond Future	42	December 2017	$4,982,708	$4,921,875	($60,833)
CME E-mini Russell 2000 Index	314	December 2017	23,224,997	23,592,389	367,392
CME Ultra Long Term U.S. Treasury Bond	13	December 2017	2,186,176	2,142,156	(44,020)
ICE mini MSCI EAFE Index	1,302	December 2017	127,546,947	130,681,740	3,134,793
ICE US mini MSCI Emerging Markets Index	417	December 2017	22,778,863	23,439,570	660,707
S&P 500 Index Futures	276	December 2017	169,950,743	177,516,300	7,565,557
Total Futures Long Contracts					$11,623,596
CBOT 10-Yr. U.S. Treasury Bond Future	(32)	December 2017	($4,055,898)	($3,998,000)	$57,898
CBOT 2-Yr. U.S. Treasury Note	(14)	December 2017	(3,028,551)	(3,015,031)	13,520
CME E-mini NASDAQ 100 Index	(621)	December 2017	(73,619,012)	(77,621,895)	(4,002,883)
S&P 400 Index Mini-Futures	(748)	December 2017	(128,284,110)	(137,175,720)	(8,891,610)
Total Futures Short Contracts					($12,823,075)
Total Futures Contracts					($1,199,479)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$71,418
Total Interest Rate Contracts		71,418

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,728,449
Total Equity Contracts		11,728,449

Total Asset Derivatives		$11,799,867

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	104,853
Total Interest Rate Contracts		104,853

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	12,894,493
Total Equity Contracts		12,894,493

Total Liability Derivatives		$12,999,346

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(5,885)
Total Interest Rate Contracts		(5,885)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	21,652,116
Total Equity Contracts		21,652,116

Total		$21,646,231

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	5,223

Total Interest Rate Contracts		5,223

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(276,612)

Total Equity Contracts		(276,612)

Total		($271,389)

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$416,709,281	41.7%
Interest Rate Contracts	15,631,889	1.6

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust-Collateral Investment	$ –	$1,211	$1,211	$ –	$ –	–	$ –	$1
Core Short-Term Reserve	74,293	209,277	101,178	–	–	18,239	182,392	1,563
High Yield	5,690	323	–	–	171	1,262	6,184	327
Income	3,951	139	–	–	6	442	4,096	133
Large Cap Growth	62,284	340	–	–	15,598	6,965	78,222	–
Large Cap Stock	28,453	1,244	–	–	5,317	1,187	35,014	444
Large Cap Value	51,849	2,586	–	–	8,930	2,774	63,365	859
Limited Maturity Bond	6,690	127	–	–	–	546	6,817	127
Mid Cap Stock	55,490	2,517	–	–	11,932	2,408	69,939	234
Partner Worldwide
Allocation	107,407	2,489	–	–	19,233	11,327	129,130	2,449
Small Cap Stock	25,055	1,165	–	–	7,690	1,262	33,910	125
Total Value and Income Earned	$421,162			$ –	$68,877		$609,069	$6,262

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (15.5%)	Value	% of Net Assets
Basic Materials (0.8%)
	Other Securities^	$2,786,325	0.8%

	Total	2,786,325

Capital Goods (1.2%)
	Other Securities^	4,028,868	1.2%

	Total	4,028,868

Communications Services (4.9%)
	Coral-US Co-Borrower, LLC, Term Loan
$1,475,000	4.742%, (LIBOR 1M + 0.035%) 11/19/2024[a]	1,480,295	0.4%
	Other Securities^	15,372,554	4.5%

	Total	16,852,849

Consumer Cyclical (2.1%)
	Scientific Games International, Inc., Term Loan
1,390,000	4.516%, (LIBOR 1M + 0.033%) 8/14/2024[a]	1,405,443	0.4%
	Other Securities^	5,785,312	1.7%

	Total	7,190,755

Consumer Non-Cyclical (2.0%)
	Air Medical Group Holdings, Inc., Term Loan
1,331,985	5.239%, (LIBOR 1M + 0.040%) 4/28/2022[a]	1,336,980	0.4%
	Valeant Pharmaceuticals International, Inc., Term Loan
1,306,567	5.990%, (LIBOR 1M + 0.048%) 4/1/2022[a]	1,335,154	0.4%
	Other Securities^	4,371,328	1.2%

	Total	7,043,462

Energy (0.4%)
	Other Securities^	1,418,721	0.4%

	Total	1,418,721

Financials (1.6%)
	Other Securities^	5,526,923	1.6%

	Total	5,526,923

Technology (1.6%)
	Other Securities^	5,556,084	1.6%

	Total	5,556,084

Transportation (0.5%)
	Other Securities^	1,635,937	0.5%

	Total	1,635,937

Utilities (0.4%)
	Other Securities^	1,572,425	0.4%

	Total	1,572,425

	Total Bank Loans (cost $53,863,309)	53,612,349

Shares	Common Stock (46.7%)	Value	% of Net Assets
Consumer Discretionary (7.5%)
3,798	Amazon.com, Inc.[b]	4,197,854	1.2%
62,854	Comcast Corporation	2,264,630	0.7%
7,421	Netflix, Inc.[b]	1,457,707	0.4%
21,945	NIKE, Inc.	1,206,755	0.4%
828	Priceline Group, Inc.[b]	1,583,103	0.5%
15,518	Walt Disney Company	1,517,815	0.4%
	Other Securities^	13,531,427	3.9%

	Total	25,759,291

Consumer Staples (2.1%)
13,955	Philip Morris International, Inc.	1,460,251	0.4%
29,714	Unilever NV	1,726,085	0.5%
27,145	Unilever plc	1,538,409	0.5%
	Other Securities^	2,441,308	0.7%

	Total	7,166,053

Energy (2.7%)
203,580	BP plc	1,380,808	0.4%
47,915	Halliburton Company	2,047,887	0.6%
14,274	Pioneer Natural Resources Company	2,136,390	0.6%
	Other Securities^	3,741,165	1.1%

	Total	9,306,250

Financials (6.6%)
19,677	Citigroup, Inc.	1,446,259	0.4%
36,400	E*TRADE Financial Corporation[b]	1,586,676	0.5%
5,896	Goldman Sachs Group, Inc.	1,429,662	0.4%
186,300	HSBC Holdings plc	1,819,234	0.5%
14,587	State Street Corporation	1,342,004	0.4%
45,000	Synchrony Financial	1,467,900	0.4%
	Other Securities^	13,566,080	4.0%

	Total	22,657,815

Health Care (5.0%)
13,427	Celgene Corporation[b]	1,355,724	0.4%
6,870	CIGNA Corporation	1,354,901	0.4%
38,946	GlaxoSmithKline plc ADR	1,418,803	0.4%
33,615	Hologic, Inc.[b]	1,272,328	0.4%
17,732	Medtronic plc	1,427,781	0.4%
16,585	Novartis AG	1,367,919	0.4%
35,254	Novo Nordisk AS	1,755,256	0.5%
18,527	UnitedHealth Group, Inc.	3,894,746	1.1%
	Other Securities^	3,558,769	1.0%

	Total	17,406,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Common Stock (46.7%)	Value	% of Net Assets
Industrials (5.1%)
12,590	Cummins, Inc.	$2,226,919	0.7%
15,240	Eaton Corporation plc	1,219,505	0.4%
9,076	Illinois Tool Works, Inc.	1,420,576	0.4%
	Other Securities^	12,711,171	3.6%

	Total	17,578,171

Information Technology (7.7%)
1,630	Alphabet, Inc., Class Ab	1,683,855	0.5%
1,429	Alphabet, Inc., Class Cb	1,452,779	0.4%
24,556	Apple, Inc.	4,150,946	1.2%
52,297	Cisco Systems, Inc.	1,785,943	0.5%
10,720	Facebook, Inc.[b]	1,930,243	0.6%
23,510	Microsoft Corporation	1,955,562	0.6%
28,620	PayPal Holdings, Inc.[b]	2,076,667	0.6%
21,900	Visa, Inc.	2,408,562	0.7%
	Other Securities^	9,278,369	2.6%

	Total	26,722,926

Materials (1.9%)
	Other Securities^	6,537,144	1.9%

	Total	6,537,144

Real Estate (6.4%)
8,443	Simon Property Group, Inc.	1,311,451	0.4%
	Other Securities^	20,924,556	6.0%

	Total	22,236,007

Telecommunications Services (1.1%)
55,700	NTT DOCOMO, Inc.	1,348,985	0.4%
	Other Securities^	2,320,140	0.7%

	Total	3,669,125

Utilities (0.6%)
	Other Securities^	2,205,785	0.6%

	Total	2,205,785

	Total Common Stock (cost $137,269,225)	161,244,794

Principal Amount	Long-Term Fixed Income (31.2%)	Value	% of Net Assets
Asset-Backed Securities (2.1%)
	Other Securities^	7,082,571	2.1%

	Total	7,082,571

Basic Materials (0.6%)
	Other Securities^	2,000,938	0.6%

	Total	2,000,938

Capital Goods (0.9%)
	Other Securities^	3,062,431	0.9%

	Total	3,062,431

Collateralized Mortgage Obligations (3.5%)
	Other Securities^	12,090,050	3.5%

	Total	12,090,050

Communications Services (1.4%)
	Other Securities^	5,024,459	1.4%

	Total	5,024,459

Consumer Cyclical (1.4%)
	Other Securities^	4,782,594	1.4%

	Total	4,782,594

Consumer Non-Cyclical (1.1%)
	Other Securities^	3,918,645	1.1%

	Total	3,918,645

Energy (1.6%)
	Other Securities^	5,401,476	1.6%

	Total	5,401,476

Financials (3.8%)
	Goldman Sachs Group, Inc.
349,000	2.600% - 7.500%, 2/15/2019 - 4/26/2022[c,d]	364,498	0.1%
55,000	2.485% (LIBOR 3M + 1.170%), 11/15/2021[d]	55,806	<0.1%
37,000	2.366% (LIBOR 3M + 1.050%), 6/5/2023[d]	37,329	<0.1%
	Goldman Sachs Group, Inc., Convertible
1,400,000	0.500%, 9/24/2022[e]	2,007,278	0.6%
	UnitedHealth Group, Inc.
60,000	3.350%, 7/15/2022	62,381	<0.1%
	Other Securities^	10,630,588	3.1%

	Total	13,157,880

Foreign Government (6.7%)
	Turkey Government International Bond
3,078,000	4.250% - 7.000%,
	6/5/2020 - 2/17/2045	3,164,430	1.0%
	Other Securities^	19,917,799	5.7%

	Total	23,082,229

Mortgage-Backed Securities (6.1%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,675,000	4.000%, 11/1/2047[f]	1,757,769	0.5%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,100,000	3.000%, 11/1/2047[f]	3,101,332	0.9%
9,750,000	3.500%, 11/1/2047[f]	10,020,410	2.9%
4,825,000	4.000%, 11/1/2047[f]	5,062,858	1.5%
25,000	4.500%, 11/1/2047[f]	26,722	<0.1%
	Other Securities^	1,024,394	0.3%

	Total	20,993,485

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value	% of Net Assets
Technology (1.2%)
	Apple, Inc.
$76,000	2.850%, 5/6/2021	$77,873	<0.1%
74,000	1.659% (LIBOR 3M + 0.350%), 5/11/2022[d]	74,535	<0.1%
	Other Securities^	4,002,032	1.2%

	Total	4,154,440

Transportation (0.2%)
	Other Securities^	869,689	0.2%

	Total	869,689

Utilities (0.6%)
	Other Securities^	2,036,919	0.6%

	Total	2,036,919

	Total Long-Term Fixed Income (cost $104,121,111)	107,657,806

Shares	Registered Investment Companies (2.8%)	Value	% of Net Assets
Affiliated Fixed Income Holdings (<0.1%)
24,570	Thrivent Core Emerging Markets Debt Fund	242,257	0.1%

	Total	242,257

Equity Funds/Exchange Traded Funds (1.8%)
52,839	Materials Select Sector SPDR Fund	3,117,501	0.9%
37,424	Utilities Select Sector SPDR Fund[g]	2,062,811	0.6%
	Other Securities^	1,113,037	0.3%

	Total	6,293,349

Fixed Income Funds/Exchange Traded Funds (0.9%)
	Other Securities^	3,114,594	0.9%

	Total	3,114,594

	Total Registered Investment Companies (cost $8,394,478)	9,650,200

Shares	Preferred Stock (1.3%)	Value	% of Net Assets
Consumer Staples (0.4%)
	Other Securities^	1,420,112	0.4%

	Total	1,420,112

Energy (0.1%)
	Other Securities^	267,567	0.1%

	Total	267,567

Financials (0.7%)
4,846	Federal National Mortgage Association, 0.000%[b,c]	33,001	<0.1%
5,900	Goldman Sachs Group, Inc., 5.500%[c]	158,415	<0.1%
	Other Securities^	2,148,190	0.7%

	Total	2,339,606

Health Care (<0.1%)
	Other Securities^	172,013	<0.1%

	Total	172,013

Industrials (0.1%)
	Other Securities^	186,867	0.1%

	Total	186,867

	Total Preferred Stock (cost $4,050,141)	4,386,165

Shares	Collateral Held for Securities Loaned (1.2%)	Value	% of Net Assets
4,119,264	Thrivent Cash Management Trust	4,119,264	1.2%

	Total Collateral Held for Securities Loaned (cost $4,119,264)	4,119,264

Shares or Principal Amount	Short-Term Investments (9.6%)[h]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
3,254,901	1.350%	32,549,012	9.4%
	Other Securities^	699,334	0.2%

	Total Short-Term Investments (cost $33,248,348)	33,248,346

	Total Investments (cost $345,065,876) 108.3%	$373,918,924

	Other Assets and Liabilities, Net (8.3%)	(28,674,544)

	Total Net Assets 100.0%	$345,244,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Non-income producing security.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes variable rate securities. The rate shown is as of October 31, 2017.
e	Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is on loan.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Balanced Income Plus Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $5,714,213 or 1.7% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$995,512
Common Stock	3,032,056

Total lending	$4,027,568
Gross amount payable upon return of collateral for securities loaned	$4,119,264

Net amounts due to counterparty	$91,696

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$34,131,086
Gross unrealized depreciation	(5,889,807)

Net unrealized appreciation (depreciation)	$28,241,279

Cost for federal income tax purposes	$335,211,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,786,325	–	2,096,987	689,338
Capital Goods	4,028,868	–	4,028,868	–
Communications Services	16,852,849	–	16,695,649	157,200
Consumer Cyclical	7,190,755	–	6,989,755	201,000
Consumer Non-Cyclical	7,043,462	–	7,043,462	–
Energy	1,418,721	–	1,160,533	258,188
Financials	5,526,923	–	5,396,603	130,320
Technology	5,556,084	–	5,556,084	–
Transportation	1,635,937	–	1,635,937	–
Utilities	1,572,425	–	1,327,625	244,800

Common Stock
Consumer Discretionary	25,759,291	18,209,613	7,549,678	–
Consumer Staples	7,166,053	3,125,709	4,040,344	–
Energy	9,306,250	5,357,716	3,948,534	–
Financials	22,657,815	13,089,500	9,568,315	–
Health Care	17,406,227	12,934,601	4,471,626	–
Industrials	17,578,171	9,852,492	7,725,679	–
Information Technology	26,722,926	25,254,148	1,468,778	–
Materials	6,537,144	1,735,018	4,802,126	–
Real Estate	22,236,007	20,497,224	1,738,783	–
Telecommunications Services	3,669,125	527,197	3,141,928	–
Utilities	2,205,785	1,210,571	995,214	–

Long-Term Fixed Income
Asset-Backed Securities	7,082,571	–	7,082,571	–
Basic Materials	2,000,938	–	2,000,938	–
Capital Goods	3,062,431	–	3,062,431	–
Collateralized Mortgage Obligations	12,090,050	–	12,090,050	–
Communications Services	5,024,459	–	5,024,459	–
Consumer Cyclical	4,782,594	–	4,782,594	–
Consumer Non-Cyclical	3,918,645	–	3,918,645	–
Energy	5,401,476	–	5,401,476	–
Financials	13,157,880	–	11,150,602	2,007,278
Foreign Government	23,082,229	–	23,082,229	–
Mortgage-Backed Securities	20,993,485	–	20,993,485	–
Technology	4,154,440	–	4,154,440	–
Transportation	869,689	–	869,689	–
Utilities	2,036,919	–	2,036,919	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	6,293,349	6,293,349	–	–
Fixed Income Funds/Exchange Traded Funds	3,114,594	3,114,594	–	–

Preferred Stock
Consumer Staples	1,420,112	572,558	847,554	–
Energy	267,567	188,400	79,167	–
Financials	2,339,606	1,790,127	549,479	–
Health Care	172,013	172,013	–	–
Industrials	186,867	–	186,867	–
Short-Term Investments	699,334	–	699,334	–

Subtotal Investments in Securities	$337,008,391	$123,924,830	$209,395,437	$3,688,124

Other Investments*	Total

Short-Term Investments	32,549,012
Affiliated Fixed Income Holdings	242,257
Collateral Held for Securities Loaned	4,119,264

Subtotal Other Investments	$36,910,533

Total Investments at Value	$373,918,924

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	270,165	270,165	–	–

Total Asset Derivatives	$270,165	$270,165	$–	$ –

Liability Derivatives
Futures Contracts	565,811	565,811	–	–
Call Options Written	6,549	–	–	6,549

Total Liability Derivatives	$572,360	$565,811	$–	$6,549

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $699,334 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 5-Yr. U.S. Treasury Bond Future	43	December 2017	$5,101,344	$5,039,062	($62,282)
CME Ultra Long Term U.S. Treasury Bond	12	December 2017	2,018,008	1,977,375	(40,633)
S&P 500 Index Mini-Futures	37	December 2017	4,588,801	4,759,495	170,694
Total Futures Long Contracts					$67,779
CBOT 10-Yr. U.S. Treasury Bond Future	(7)	December 2017	($887,228)	($874,563)	$12,665
CBOT 2-Yr. U.S. Treasury Note	(36)	December 2017	(7,787,703)	(7,752,938)	34,765
CBOT U.S. Long Bond	(7)	December 2017	(1,089,735)	(1,067,281)	22,454
S&P 500 Index Futures	(17)	December 2017	(10,471,079)	(10,933,975)	(462,896)
Ultra 10-Yr. U.S. Treasury Note	(12)	December 2017	(1,636,649)	(1,607,062)	29,587
Total Futures Short Contracts					($363,425)
Total Futures Contracts					($295,646)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table presents Balanced Income Plus Fund’s options contracts held as of October 31, 2017.

Option Description (Underlying Security Description)	Counterparty	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Call Option(*)	JPM	(3)	$100.00	November 2017	(3,101,332)	($6,549)	$6,529
(Federal National Mortgage Association Conventional 30-Yr. Pass Through)
Total Options Written Contracts						($6,549)	$6,529

(*)	Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty
JPM	-	J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$99,471
Total Interest Rate Contracts		99,471

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	170,694
Total Equity Contracts		170,694
Total Asset Derivatives		$270,165

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	102,915
Options Written	Liabilities - Open options written, at value	6,549
Total Interest Rate Contracts		109,464

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	462,896
Total Equity Contracts		462,896
Total Liability Derivatives		$572,360

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	26,894
Options Purchased	Net realized gains/(losses) on Investments	(15,606)
Futures	Net realized gains/(losses) on Futures contracts	358,578
Total Interest Rate Contracts		369,866

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(983,741)
Total Equity Contracts		(983,741)
Total		($613,875)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	6,529
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(33,475)
Total Interest Rate Contracts		(26,946)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(384,220)
Total Equity Contracts		(384,220)
Total		($411,166)

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$13,217,941	4.1%	N/A
Interest Rate Contracts	20,532,623	6.4	14

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust- Collateral Investment	$4,072	$76,415	$76,368	$–	$–	4,119	$4,119	$27
Core Emerging Markets Debt	–	243	–	–	(1)	25	242	1
Core Short-Term Reserve	28,016	137,192	132,659	–	–	3,255	32,549	342
Total Value and Income Earned	$32,088			$–	$(1)		$36,910	$370

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Asset-Backed Securities (3.5%)
	Navient Student Loan Trust
	1.988%, (LIBOR 1M + 0.750%), 7/25/2066, Ser.
$500,000	2017-1A, Class A2[a,b]	$505,750
	1.838%, (LIBOR 1M + 0.600%), 7/26/2066, Ser.
500,000	2017-3A, Class A2[a,b]	503,522
	Northstar Education Finance, Inc.
	1.938%, (LIBOR 1M + 0.700%), 12/26/2031, Ser.
367,188	2012-1, Class Aa,b	364,964
	U.S. Small Business Administration
	3.191%, 3/10/2024, Ser.
658,880	2014-10A, Class 1	675,036

	Total	2,049,272

Collateralized Mortgage Obligations (2.4%)
	Federal Home Loan Mortgage Corporation Whole Loan Securities Trust
	3.000%, 7/25/2046, Ser.
406,442	2016-SC01, Class 1A	401,327
	NCUA Guaranteed Notes
	1.688%, (LIBOR 1M + 0.450%), 10/7/2020, Ser.
241,275	2010-R1, Class 1Ab	242,079
	Seasoned Credit Risk Transfer Trust
	2.000%, 8/25/2056, Ser.
782,094	2017-2, Class HA	782,543

	Total	1,425,949

Commercial Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
	2.776%, 3/25/2023, Ser.
407,227	K724, Class A1	415,517
	3.002%, 1/25/2024, Ser.
500,000	K725, Class A2	514,775
	3.430%, 1/25/2027, Ser.
500,000	K063, Class A2[b]	524,326
	Federal National Mortgage Association - ACES
	3.346%, 3/25/2024, Ser.
415,000	2014-M4, Class A2[b]	434,352
	2.961%, 2/25/2027, Ser.
160,000	2017-M7, Class A2[b]	161,376
	FRESB Multifamily Mortgage Pass- Through Trust
	2.950%, 8/25/2027, Ser.
500,000	2017-SB40, Class A10Fb	500,472

	Total	2,550,818

Consumer Cyclical (1.0%)
	Board of Trustees of The Leland Stanford Junior University
125,000	3.563%, 6/1/2044	124,671
	California Institute of Technology
75,000	4.700%, 11/1/2111	78,887
	Dartmouth College
125,000	3.760%, 6/1/2043	127,378
	Massachusetts Institute of Technology
125,000	4.678%, 7/1/2114	141,404
	President and Fellows of Harvard College
125,000	3.619%, 10/1/2037	129,762

	Total	602,102

Energy (0.6%)
	Petroleos Mexicanos
375,000	2.378%, 4/15/2025	374,799

	Total	374,799

Financials (4.3%)
	Bank Nederlandse Gemeenten NV
500,000	2.375%, 2/1/2022[a]	503,527
	DNB Boligkreditt AS
500,000	2.500%, 3/28/2022[a]	502,204
	Korea Development Bank
500,000	2.022%, (LIBOR 3M + 0.705%), 5/27/2022b	498,268
	Private Export Funding Corporation
1,000,000	2.050%, 11/15/2022	995,782

	Total	2,499,781

Foreign Government (11.7%)
	Asian Development Bank
1,000,000	2.125%, 3/19/2025	980,149
	CPPIB Capital, Inc.
500,000	2.250%, 1/25/2022[a]	500,469
	Development Bank of Japan, Inc.
250,000	2.125%, 9/1/2022[a]	246,781
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	509,491
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	520,514
600,000	4.375%, 1/24/2044	715,912
	International Bank for Reconstruction & Development
500,000	2.000%, 1/26/2022	498,351
	Japan Bank for International Cooperation
	1.887%, (LIBOR 3M +
500,000	0.570%), 2/24/2020b	503,137
	Kommunalbanken AS
340,000	1.500%, 10/22/2019[a]	337,698
	Nordic Investment Bank
500,000	2.125%, 2/1/2022	500,474
	Province of Manitoba Canada
500,000	2.125%, 5/4/2022	495,545
	Province of Quebec Canada
500,000	2.750%, 4/12/2027	498,752
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[a]	498,167

	Total	6,805,440

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Mortgage-Backed Securities (13.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$400,000	3.000%, 11/1/2032[c]	$409,758
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	4.000%, 11/1/2047[c]	1,049,414
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
750,000	3.000%, 11/1/2047[c]	750,322
3,650,000	3.500%, 11/1/2047[c]	3,751,231
1,500,000	4.000%, 11/1/2047[c]	1,573,945
450,000	4.500%, 11/1/2047[c]	480,990

	Total	8,015,660

U.S. Government and Agencies (56.4%)
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	493,948
	Federal Home Loan Bank
350,000	1.375%, 11/15/2019	347,981
	Federal Home Loan Mortgage Corporation
1,500,000	2.375%, 1/13/2022	1,521,243
	Federal National Mortgage Association
1,000,000	1.250%, 8/17/2021	975,784
1,000,000	2.000%, 1/5/2022	999,994
4,200,000	1.875%, 9/24/2026	3,979,025
1,250,000	6.250%, 5/15/2029	1,681,317
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,608,748
	U.S. Treasury Bonds
850,000	6.500%, 11/15/2026	1,140,129
115,000	5.500%, 8/15/2028	149,087
500,000	4.750%, 2/15/2037	660,801
1,085,000	2.500%, 5/15/2046	1,004,261
	U.S. Treasury Bonds, TIPS
3,983,070	0.125%, 1/15/2023	3,965,287
358,154	2.375%, 1/15/2025	408,167
457,331	0.375%, 1/15/2027	451,206
369,141	2.125%, 2/15/2040	464,848
1,629,675	0.750%, 2/15/2042	1,577,289
	U.S. Treasury Notes
250,000	1.375%, 12/15/2019	248,701
250,000	1.375%, 2/15/2020	248,418
500,000	1.375%, 9/15/2020	495,215
250,000	1.750%, 5/31/2022	247,490
900,000	1.375%, 9/30/2023	862,137
6,000,000	2.000%, 4/30/2024	5,929,688
2,750,000	2.000%, 5/31/2024	2,715,947
500,000	2.125%, 7/31/2024	497,188
300,000	2.250%, 2/15/2027	297,059

	Total	32,970,958

	Total Long-Term Fixed Income (cost $56,696,843)	57,294,779

Shares or Principal Amount	Short-Term Investments (15.1%)[d]	Value
	Federal Home Loan Bank Discount Notes
2,300,000	1.032%, 11/3/2017[e]	2,299,871
3,600,000	1.010%, 11/10/2017	3,599,089
	Thrivent Core Short-Term Reserve Fund
290,457	1.350%	2,904,568

	Total Short-Term Investments (cost $8,803,527)	8,803,528

	Total Investments (cost $65,500,370) 113.1%	$66,098,307

	Other Assets and Liabilities, Net (13.1%)	(7,651,497)

	Total Net Assets 100.0%	$58,446,810

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $3,963,082 or 6.8% of total net assets.
b	Denotes variable rate securities. The rate shown is as of October 31, 2017.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,328,828
Gross unrealized depreciation	(616,689)

Net unrealized appreciation (depreciation)	$712,139

Cost for federal income tax purposes	$58,727,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	2,049,272	–	2,049,272	–
Collateralized Mortgage Obligations	1,425,949	–	1,425,949	–
Commercial Mortgage-Backed Securities	2,550,818	–	2,550,818	–
Consumer Cyclical	602,102	–	602,102	–
Energy	374,799	–	374,799	–
Financials	2,499,781	–	2,499,781	–
Foreign Government	6,805,440	–	6,805,440	–
Mortgage-Backed Securities	8,015,660	–	8,015,660	–
U.S. Government and Agencies	32,970,958	–	32,970,958	–
Short-Term Investments	5,898,960	–	5,898,960	–

Subtotal Investments in Securities	$63,193,739	$–	$63,193,739	$–

Other Investments*	Total

Short-Term Investments	2,904,568

Subtotal Other Investments	$2,904,568

Total Investments at Value	$66,098,307

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	121,800	121,800	–	–

Total Asset Derivatives	$121,800	$121,800	$–	$–

Liability Derivatives
Futures Contracts	43,442	43,442	–	–

Total Liability Derivatives	$43,442	$43,442	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Government Bond Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $299,983 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 2-Yr. U.S. Treasury Note	11	December 2017	$2,380,159	$2,368,954	($11,205)
Ultra 10-Yr. U.S. Treasury Note	13	December 2017	1,773,221	1,740,984	(32,237)
Total Futures Long Contracts					($43,442)
CBOT 10-Yr. U.S. Treasury Bond Future	(40)	December 2017	($5,069,872)	($4,997,500)	$72,372
CBOT 5-Yr. U.S. Treasury Bond Future	(33)	December 2017	(3,877,655)	(3,867,187)	10,468
CBOT U.S. Long Bond	(6)	December 2017	(934,059)	(914,814)	19,245
CME Ultra Long Term U.S. Treasury Bond	(6)	December 2017	(1,008,402)	(988,687)	19,715
Total Futures Short Contracts					$121,800
Total Futures Contracts					$78,358

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$121,800
Total Interest Rate Contracts		121,800

Total Asset Derivatives		$121,800

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	43,442
Total Interest Rate Contracts		43,442

Total Liability Derivatives		$43,442

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	1,248
Options Purchased	Net realized gains/(losses) on Investments	(7,283)
Futures	Net realized gains/(losses) on Futures contracts	346,706
Total Interest Rate Contracts		340,671

Total		$340,671

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(166,152)
Total Interest Rate Contracts		(166,152)

Total		($166,152)

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate
Contracts	$15,725,787	26.1%	6

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2017

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Core Short-Term Reserve	$1,570	$23,457	$22,122	$–	$–	290	$2,905	$35
Total Value and Income Earned	$1,570			$–	$–		$2,905	$35

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (3.6%)	Value	% of Net Assets
Basic Materials (0.4%)
	Other Securities^	$2,965,469	0.4%

	Total	2,965,469

Capital Goods (0.4%)
	Other Securities^	2,630,691	0.4%

	Total	2,630,691

Communications Services (1.9%)
	Frontier Communications Corporation, Term Loan
$3,715,687	4.990%, (LIBOR 1M + 0.038%) 6/1/2024[a]	3,531,872	0.5%
	Other Securities^	10,121,356	1.4%

	Total	13,653,228

Consumer Cyclical (0.6%)
	Other Securities^	4,666,706	0.6%

	Total	4,666,706

Consumer Non-Cyclical (0.2%)
	Other Securities^	1,601,925	0.2%

	Total	1,601,925

Energy (0.1%)
	Other Securities^	1,018,087	0.1%

	Total	1,018,087

	Total Bank Loans (cost $26,487,055)	26,536,106

Principal Amount	Long-Term Fixed Income (91.2%)	Value	% of Net Assets
Asset-Backed Securities (0.2%)
	Other Securities^	1,006,660	0.2%

	Total	1,006,660

Basic Materials (7.4%)
	Other Securities^	54,547,978	7.4%

	Total	54,547,978

Capital Goods (10.0%)
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[b]	4,186,237	0.6%
3,280,000	6.000%, 2/15/2025[b]	3,480,900	0.5%
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,911,500	0.8%
	Bombardier, Inc.
5,110,000	7.500%, 3/15/2025[b]	5,276,075	0.7%
	Herc Rentals, Inc.
3,580,000	7.750%, 6/1/2024[b,c]	3,929,050	0.5%
	Other Securities^	50,679,756	6.9%

	Total	73,463,518

Communications Services (15.0%)
	Altice Financing SA
4,515,000	6.625% - 7.500%, 2/15/2023 - 5/15/2026[b]	4,886,737	0.6%
	Altice Finco SA
660,000	7.625% - 8.125%, 1/15/2024 - 2/15/2025[b]	709,205	0.1%
	CCO Holdings, LLC
4,500,000	5.875%, 4/1/2024[b]	4,792,500	0.7%
	Intelsat Jackson Holdings SA
8,435,000	5.500%, 8/1/2023	7,201,381	1.0%
1,865,000	7.250%, 10/15/2020	1,794,503	0.2%
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[b]	5,200,125	0.7%
	SFR Group SA
3,910,000	6.000%, 5/15/2022[b]	4,076,175	0.6%
4,670,000	6.250% - 7.375%, 5/15/2024 - 5/1/2026[b]	4,957,275	0.7%
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,872,000	0.7%
	Sprint Corporation
13,505,000	7.625%, 2/15/2025	14,889,262	2.0%
	Unitymedia Hessen GmbH & Company KG
4,185,000	5.500%, 1/15/2023[b]	4,300,087	0.6%
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,847,987	0.5%
	Other Securities^	49,192,643	6.6%

	Total	110,719,880

Consumer Cyclical (13.1%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[b]	3,627,900	0.5%
	American Axle & Manufacturing, Inc.
3,732,000	6.250%, 4/1/2025[b,c]	3,825,300	0.5%
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[b]	3,726,187	0.5%
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,283,844	0.6%
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[b]	3,887,812	0.5%
	LKQ Corporation
3,495,000	4.750%, 5/15/2023	3,591,112	0.5%
	Six Flags Entertainment Corporation
4,645,000	4.875%, 7/31/2024[b]	4,778,544	0.6%
	Other Securities^	68,941,065	9.4%

	Total	96,661,764

Consumer Non-Cyclical (9.2%)
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[b]	3,948,000	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (91.2%)	Value	% of Net Assets
Consumer Non-Cyclical (9.2%) - continued
	HCA, Inc.
$4,190,000	5.875%, 3/15/2022	$4,588,050	0.6%
7,290,000	4.750% - 6.500%, 2/15/2020 - 2/1/2025	7,642,072	1.1%
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[b]	4,100,513	0.5%
	Valeant Pharmaceuticals International
2,400,000	7.250%, 7/15/2022[b,c]	2,307,000	0.3%
	Valeant Pharmaceuticals International, Inc.
6,890,000	5.500%, 3/1/2023[b]	5,787,600	0.8%
2,805,000	5.625% - 5.875%, 12/1/2021 - 5/15/2023[b]	2,463,656	0.4%
	VPII Escrow Corporation
2,830,000	7.500%, 7/15/2021[b]	2,791,087	0.4%
	Other Securities^	34,255,653	4.6%

	Total	67,883,631

Energy (14.6%)
	Cheniere Corpus Christi Holdings, LLC
4,300,000	5.875% - 7.000%, 6/30/2024 - 3/31/2025	4,760,500	0.7%
	Cheniere Energy Partners, LP
3,700,000	5.250%, 10/1/2025[b]	3,811,000	0.5%
	Energy Transfer Equity, LP
3,755,000	5.500%, 6/1/2027	3,980,300	0.5%
	MEG Energy Corporation
4,180,000	6.375%, 1/30/2023[b]	3,824,700	0.5%
	MPLX, LP
4,315,000	4.875%, 12/1/2024	4,692,560	0.6%
	Range Resources Corporation
3,820,000	5.000%, 3/15/2023	3,781,724	0.5%
	Sabine Pass Liquefaction, LLC
4,295,000	5.625% - 5.875%, 3/1/2025 - 6/30/2026	4,819,789	0.7%
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026[c]	3,854,313	0.5%
	Tesoro Corporation
4,000,000	4.750%, 12/15/2023[b]	4,325,410	0.6%
	Other Securities^	69,894,994	9.5%

	Total	107,745,290

Financials (8.0%)
	Ally Financial, Inc.
5,630,000	4.125%, 3/30/2020	5,812,975	0.8%
2,120,000	4.125%, 2/13/2022	2,204,800	0.3%
	ASP AMC Merger Sub, Inc.
4,800,000	8.000%, 5/15/2025[b]	4,644,000	0.6%
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,364,500	0.6%
	Icahn Enterprises, LP
3,625,000	6.000%, 8/1/2020	3,738,281	0.5%
	Park Aerospace Holdings, Ltd.
3,725,000	5.250%, 8/15/2022[b]	3,874,000	0.5%
	Quicken Loans, Inc.
5,145,000	5.750%, 5/1/2025[b]	5,453,700	0.7%
	VEREIT Operating Partnership, LP
3,556,000	4.875%, 6/1/2026	3,797,861	0.5%
	Other Securities^	24,834,290	3.5%

	Total	58,724,407

Foreign Government (0.4%)
	Other Securities^	3,075,210	0.4%

	Total	3,075,210

Industrials (0.5%)
	Grinding Media, Inc.
3,380,000	7.375%, 12/15/2023[b]	3,675,750	0.5%

	Total	3,675,750

Technology (6.5%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[b]	6,242,400	0.9%
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[b]	4,457,375	0.6%
	Harland Clarke Holdings Corporation
3,510,000	8.375%, 8/15/2022[b]	3,698,662	0.5%
	Inception Merger Sub, Inc.
3,760,000	8.625%, 11/15/2024[b,c]	3,959,750	0.5%
	Micron Technology, Inc.
4,270,000	5.250%, 8/1/2023[b]	4,469,409	0.6%
	Seagate HDD Cayman
3,590,000	4.750%, 1/1/2025	3,560,700	0.5%
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[b]	4,336,500	0.6%
	Other Securities^	17,233,544	2.3%

	Total	47,958,340

Transportation (2.7%)
	XPO Logistics, Inc.
4,290,000	6.500%, 6/15/2022[b]	4,505,272	0.6%
	Other Securities^	15,665,989	2.1%

	Total	20,171,261

Utilities (3.6%)
	Dynegy, Inc.
3,255,000	8.125%, 1/30/2026[b]	3,613,050	0.5%
	NGPL Pipeco, LLC
3,715,000	4.875%, 8/15/2027[b]	3,845,025	0.5%
	Tallgrass Energy Partners, LP
4,350,000	5.500%, 1/15/2028[b]	4,464,187	0.6%
	Other Securities^	14,847,225	2.0%

	Total	26,769,487

	Total Long-Term Fixed Income (cost $653,256,508)	672,403,176

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Preferred Stock (1.2%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	$1,014,106	0.1%

	Total	1,014,106

Financials (1.1%)
	Other Securities^	7,873,600	1.1%

	Total	7,873,600

	Total Preferred Stock (cost $8,798,468)	8,887,706

Shares	Registered Investment Companies (0.5%)	Value	% of Net Assets
Equity Funds/Exchange Traded Funds (0.5%)
	Other Securities^	3,555,608	0.5%

	Total	3,555,608

	Total Registered Investment Companies (cost $3,360,650)	3,555,608

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Industrials (<0.1%)
	Other Securities^	152,859	<0.1%

	Total	152,859

	Total Common Stock (cost $238,415)	152,859

Shares	Collateral Held for Securities Loaned (8.2%)	Value	% of Net Assets
60,706,196	Thrivent Cash Management Trust	60,706,196	8.2%

	Total Collateral Held for Securities Loaned (cost $60,706,196)	60,706,196

Shares or Principal Amount	Short-Term Investments (2.3%)[d]	Value	% of Net Assets
1,722,022	Thrivent Core Short-Term Reserve Fund 1.350%	17,220,220	2.3%

	Total Short-Term Investments (cost $17,220,221)	17,220,220

	Total Investments (cost $770,067,513) 107.0%	$789,461,871

	Other Assets and Liabilities, Net (7.0%)	(51,883,020)

	Total Net Assets 100.0%	$737,578,851

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $368,334,563 or 49.9% of total net assets.
c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

High Yield Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $9,843,158 or 1.3% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of October 31, 2017:

Securities Lending Transactions
Common Stock	$1,816,840
Taxable Debt Security	57,642,271

Total lending	$59,459,111
Gross amount payable upon return of collateral for securities loaned	$60,706,196

Net amounts due to counterparty	$1,247,085

        Reference Rate Index:

LIBOR 1M	- ICE Libor USD Rate 1 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$30,283,354
Gross unrealized depreciation	(11,116,386)

Net unrealized appreciation (depreciation)	$19,166,968

Cost for federal income tax purposes	$770,294,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,965,469	–	2,965,469	–
Capital Goods	2,630,691	–	2,630,691	–
Communications Services	13,653,228	–	13,653,228	–
Consumer Cyclical	4,666,706	–	2,824,206	1,842,500
Consumer Non-Cyclical	1,601,925	–	1,601,925	–
Energy	1,018,087	–	1,018,087	–

Long-Term Fixed Income
Asset-Backed Securities	1,006,660	–	1,006,660	–
Basic Materials	54,547,978	–	54,547,978	–
Capital Goods	73,463,518	–	73,463,518	–
Communications Services	110,719,880	–	110,719,880	–
Consumer Cyclical	96,661,764	–	96,661,764	–
Consumer Non-Cyclical	67,883,631	–	67,883,631	–
Energy	107,745,290	–	107,745,290	–
Financials	58,724,407	–	58,724,407	–
Foreign Government	3,075,210	–	3,075,210	–
Industrials	3,675,750	–	3,675,750	–
Technology	47,958,340	–	47,958,340	–
Transportation	20,171,261	–	20,171,261	–
Utilities	26,769,487	–	26,769,487	–

Preferred Stock
Consumer Staples	1,014,106	1,014,106	–	–
Financials	7,873,600	7,873,600	–	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	3,555,608	3,555,608	–	–

Common Stock
Industrials	152,859	–	152,859	–

Subtotal Investments in Securities	$711,535,455	$12,443,314	$697,249,641	$1,842,500

Other Investments*	Total

Short-Term Investments	17,220,220
Collateral Held for Securities Loaned	60,706,196

Subtotal Other Investments	$77,926,416

Total Investments at Value	$789,461,871

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust-Collateral Investment	$66,352	$299,241	$304,887	$–	$–	60,706	$60,706	$491
Core Short-Term Reserve	35,954	193,320	212,054	–	–	1,722	17,220	229
Total Value and Income Earned	$102,306			$–	$–		$77,926	$720

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (2.7%)	Value	% of Net Assets
	Basic Materials (0.1%)
	Other Securities^	$1,142,599	0.1%

	Total	1,142,599

	Capital Goods (0.3%)
	Other Securities^	2,262,347	0.3%

	Total	2,262,347

	Communications Services (0.8%)
	Other Securities^	6,930,504	0.8%

	Total	6,930,504

	Consumer Cyclical (0.4%)
	Other Securities^	3,364,921	0.4%

	Total	3,364,921

	Consumer Non-Cyclical (0.4%)
	Other Securities^	3,741,739	0.4%

	Total	3,741,739

	Energy (0.1%)
	Other Securities^	398,935	0.1%

	Total	398,935

	Financials (0.2%)
	Other Securities^	1,755,236	0.2%

	Total	1,755,236

	Technology (0.3%)
	Other Securities^	2,421,224	0.3%

	Total	2,421,224

	Transportation (0.1%)
	Other Securities^	724,277	0.1%

	Total	724,277

	Total Bank Loans (cost $22,623,168)	22,741,782

Principal Amount	Long-Term Fixed Income (94.5%)	Value	% of Net Assets
	Asset-Backed Securities (2.1%)
	Other Securities^	17,639,956	2.1%

	Total	17,639,956

	Basic Materials (3.5%)
	Kinross Gold Corporation
$2,950,000	4.500%, 7/15/2027[a]	2,986,875	0.4%
	Other Securities^	26,402,169	3.1%

	Total	29,389,044

Capital Goods (2.9%)
	General Electric Capital Corporation
1,800,000	2.320% (LIBOR 3M + 1.000%), 3/15/2023[b]	1,841,862	0.2%
	General Electric Company
1,440,000	1.692% (LIBOR 3M + 0.380%), 5/5/2026[b]	1,394,763	0.2%
	Other Securities^	21,089,198	2.5%

	Total	24,325,823

Collateralized Mortgage Obligations (0.5%)
	Other Securities^	4,037,224	0.5%

	Total	4,037,224

Communications Services (9.4%)
	American Tower Corporation
3,000,000	3.450%, 9/15/2021	3,087,423	0.4%
	AT&T, Inc.
2,880,000	4.250%, 3/1/2027	2,953,124	0.3%
12,505,000	3.400% - 5.450%, 3/15/2022 - 3/1/2047	12,571,637	1.4%
	Charter Communications Operating, LLC
2,630,000	4.464%, 7/23/2022	2,773,621	0.3%
	Crown Castle International Corporation
2,340,000	5.250%, 1/15/2023	2,585,038	0.3%
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,520,677	0.3%
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	2,953,975	0.3%
	Verizon Communications, Inc.
2,747,000	4.522%, 9/15/2048	2,634,165	0.3%
6,171,000	2.946% - 5.250%, 3/15/2022 - 8/21/2046	6,335,001	0.8%
	Viacom, Inc.
3,600,000	6.875%, 4/30/2036	4,047,431	0.5%
	Other Securities^	37,190,187	4.5%

	Total	79,652,279

Consumer Cyclical (4.5%)
	Amazon.com, Inc.
2,520,000	4.050%, 8/22/2047[a]	2,599,921	0.3%
	General Motors Company
2,570,000	5.000% - 5.150%, 4/1/2035 - 4/1/2038	2,668,067	0.3%
	General Motors Financial Company, Inc.
5,560,000	3.450% - 4.000%, 4/10/2022 - 1/15/2025	5,691,970	0.7%
	Other Securities^	27,045,477	3.2%

	Total	38,005,435

Consumer Non-Cyclical (9.7%)
	Abbott Laboratories
2,880,000	3.750%, 11/30/2026	2,970,504	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value	% of Net Assets
Consumer Non-Cyclical (9.7%) - continued
	AbbVie, Inc.
$2,540,000	3.200%, 5/14/2026	$2,524,117	0.3%
	Amgen, Inc.
4,300,000	3.200%, 11/2/2027[c]	4,282,843	0.5%
	Anheuser-Busch InBev Finance, Inc.
2,530,000	3.650%, 2/1/2026	2,610,234	0.3%
5,020,000	3.300% - 4.900%, 2/1/2023 - 2/1/2046	5,463,616	0.6%
	Anheuser-Busch InBev Worldwide, Inc.
2,680,000	3.750%, 1/15/2022	2,828,778	0.3%
	Pernod Ricard SA
2,370,000	5.750%, 4/7/2021[a]	2,626,614	0.3%
	Teva Pharmaceutical Finance Netherlands III BV
3,970,000	3.150%, 10/1/2026[d]	3,517,893	0.4%
	Other Securities^	55,540,060	6.6%

	Total	82,364,659

Energy (11.8%)
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,549,325	0.3%
	EQT Corporation
2,600,000	3.900%, 10/1/2027	2,589,891	0.3%
	ONEOK, Inc.
2,880,000	7.500%, 9/1/2023	3,447,936	0.4%
	Petrobras Global Finance BV
2,520,000	5.299%, 1/27/2025[a]	2,528,190	0.3%
	Other Securities^	88,999,388	10.5%

	Total	100,114,730

Financials (28.8%)
	Bank of America Corporation
19,330,000	2.328% - 7.625%, 6/1/2019 - 4/21/2045[b,d,e]	20,708,077	2.5%
	Berkshire Hathaway, Inc.
1,640,000	2.750%, 3/15/2023	1,662,611	0.2%
	Citigroup, Inc.
2,630,000	4.400%, 6/10/2025	2,777,883	0.3%
8,975,000	3.520% - 5.500%, 9/13/2025 - 4/24/2048[b]	9,432,739	1.1%
1,800,000	2.387% (LIBOR 3M + 1.070%), 12/8/2021[b]	1,828,797	0.2%
1,440,000	2.746% (LIBOR 3M + 1.430%), 9/1/2023[b]	1,478,762	0.2%
	CoreStates Capital III
1,360,000	1.885% (LIBOR 3M + 0.570%), 2/15/2027[a,b]	1,278,400	0.2%
	Credit Suisse Group Funding, Ltd.
2,600,000	3.750%, 3/26/2025	2,670,150	0.3%
	GE Capital International Funding Company
4,373,000	4.418%, 11/15/2035	4,678,188	0.6%
	Goldman Sachs Group, Inc.
2,550,000	3.850%, 7/8/2024	2,656,816	0.3%
2,520,000	3.272%, 9/29/2025[b]	2,510,955	0.3%
2,240,000	5.150%, 5/22/2045	2,549,777	0.3%
9,270,000	2.908% - 5.375%, 3/15/2020 - 11/16/2026[b,d,e]	9,740,189	1.1%
	J.P. Morgan Chase & Company
7,940,000	2.295% - 6.750%,
	8/15/2021 - 10/15/2040[b,d,e]	8,611,399	1.1%
1,810,000	2.595% (LIBOR 3M + 1.230%), 10/24/2023[b]	1,858,508	0.2%
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	2,905,514	0.3%
	Morgan Stanley
12,005,000	2.500% - 5.500%, 1/26/2020 - 1/27/2045	12,579,700	1.5%
1,810,000	2.765% (LIBOR 3M + 1.400%), 10/24/2023[b]	1,860,864	0.2%
	Wells Fargo & Company
2,890,000	3.000%, 10/23/2026	2,831,674	0.3%
3,280,000	3.000% - 5.875%, 6/15/2025 - 4/22/2026[b,e]	3,469,291	0.4%
	Welltower, Inc.
2,750,000	4.000%, 6/1/2025	2,858,805	0.3%
	Other Securities^	143,178,504	16.9%

	Total	244,127,603

Foreign Government (0.8%)
	Other Securities^	6,591,453	0.8%

	Total	6,591,453

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,425,000	3.000%, 11/1/2032[f]	2,484,157	0.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,525,000	4.000%, 11/1/2047[f]	5,798,013	0.7%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,800,000	3.000%, 11/1/2047[f]	6,802,922	0.8%
13,875,000	3.500%, 11/1/2047[f]	14,259,815	1.7%
6,900,000	4.000%, 11/1/2047[f]	7,240,148	0.9%
325,000	4.500%, 11/1/2047[f]	347,382	<0.1%

	Total	36,932,437

Technology (5.1%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,606,624	0.3%
5,770,000	2.450% - 4.500%,
	8/4/2026 - 9/12/2047	6,001,808	0.7%
	Broadcom Corporation
2,900,000	3.875%, 1/15/2027[a]	2,983,387	0.4%
	Other Securities^	31,464,409	3.7%

	Total	43,056,228

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value	% of Net Assets
Transportation (0.8%)
	Burlington Northern Santa Fe, LLC
$1,500,000	4.700%, 9/1/2045	$1,708,789	0.2%
	Other Securities^	5,041,605	0.6%

	Total	6,750,394

U.S. Government and Agencies (3.3%)
	U.S. Treasury Bonds
3,500,000	1.500%, 8/15/2026	3,266,348	0.4%
3,950,000	3.000%, 2/15/2047	4,045,510	0.5%
8,000,000	2.750%, 8/15/2047	7,792,812	0.9%
	U.S. Treasury Notes
4,000,000	2.000%, 5/31/2021	4,021,406	0.5%
4,040,000	1.875%, 8/31/2022	4,013,645	0.5%
3,870,000	2.125%, 12/31/2022	3,884,059	0.4%
	U.S. Treasury Notes, TIPS
1,474,805	0.125%, 7/15/2026	1,433,286	0.1%

	Total	28,457,066

U.S. Municipals (0.2%)
	Other Securities^	1,650,564	0.2%

	Total	1,650,564

Utilities (6.7%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,519,045	0.3%
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,048,054	0.4%
	MidAmerican Energy Holdings Company
2,550,000	3.750%, 11/15/2023	2,683,054	0.3%
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,354,193	0.3%
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,447,720	0.3%
	Other Securities^	43,890,184	5.1%

	Total	56,942,250

	Total Long-Term Fixed Income (cost $777,977,728)	800,037,145

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Consumer Staples (0.2%)
	Other Securities^	1,201,542	0.2%

	Total	1,201,542

Financials (1.2%)
18,075	Countrywide Capital V, 7.000%	464,166	<0.1%
54,060	Goldman Sachs Group, Inc., 5.500%[e]	1,451,511	0.2%
51,800	Morgan Stanley, 7.125%[e]	1,499,610	0.2%
58,500	Wells Fargo & Company, 5.850%[e]	1,593,540	0.2%
	Other Securities^	5,453,636	0.6%

	Total	10,462,463

	Total Preferred Stock (cost $11,047,097)	11,664,005

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	205,646	<0.1%

	Total	205,646

	Total Common Stock (cost $175,591)	205,646

Shares	Collateral Held for Securities Loaned (2.3%)	Value	% of Net Assets
19,443,426	Thrivent Cash Management Trust	19,443,426	2.3%

	Total Collateral Held for Securities Loaned (cost $19,443,426)	19,443,426

Shares or Principal Amount	Short-Term Investments (7.0%)[g]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
3,800,000	1.030%, 11/9/2017	3,799,149	0.4%
5,000,000	1.020%, 11/24/2017	4,996,775	0.6%
3,600,000	1.041%, 12/6/2017	3,596,360	0.4%
	Federal Home Loan Bank Discount Notes
4,910,000	1.000% - 1.035%,
	11/1/2017 - 11/17/2017[h]	4,909,286	0.6%
	Thrivent Core Short-Term Reserve Fund
4,240,983	1.350%	42,409,830	5.0%

	Total Short-Term Investments (cost $59,711,332)	59,711,400

	Total Investments (cost $890,978,342) 107.9%	$913,803,404

	Other Assets and Liabilities, Net (7.9%)	(66,576,534)

	Total Net Assets 100.0%	$847,226,870

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2017

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $116,040,689 or 13.7% of total net assets.
b	Denotes variable rate securities. The rate shown is as of October 31, 2017.
c	Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the security is on loan.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Income Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $17,062,719 or 2.0% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$18,658,595
Common Stock	198,692

Total lending	$18,857,287
Gross amount payable upon return of collateral for securities loaned	$19,443,426

Net amounts due to counterparty	$586,139

Definitions:

TIPS	- Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 3M	- ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$27,609,727
Gross unrealized depreciation	(5,306,352)

Net unrealized appreciation (depreciation)	$22,303,375

Cost for federal income tax purposes	$842,688,342

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,142,599	–	989,974	152,625
Capital Goods	2,262,347	–	2,262,347	–
Communications Services	6,930,504	–	6,930,504	–
Consumer Cyclical	3,364,921	–	3,364,921	–
Consumer Non-Cyclical	3,741,739	–	3,741,739	–
Energy	398,935	–	282,498	116,437
Financials	1,755,236	–	1,755,236	–
Technology	2,421,224	–	2,421,224	–
Transportation	724,277	–	724,277	–

Long-Term Fixed Income
Asset-Backed Securities	17,639,956	–	17,639,956	–
Basic Materials	29,389,044	–	29,389,044	–
Capital Goods	24,325,823	–	24,325,823	–
Collateralized Mortgage Obligations	4,037,224	–	4,037,224	–
Communications Services	79,652,279	–	79,652,279	–
Consumer Cyclical	38,005,435	–	38,005,435	–
Consumer Non-Cyclical	82,364,659	–	78,081,816	4,282,843
Energy	100,114,730	–	100,114,730	–
Financials	244,127,603	–	244,127,603	–
Foreign Government	6,591,453	–	6,591,453	–
Mortgage-Backed Securities	36,932,437	–	36,932,437	–
Technology	43,056,228	–	43,056,228	–
Transportation	6,750,394	–	6,750,394	–
U.S. Government and Agencies	28,457,066	–	28,457,066	–
U.S. Municipals	1,650,564	–	1,650,564	–
Utilities	56,942,250	–	56,942,250	–

Preferred Stock
Consumer Staples	1,201,542	1,201,542	–	–
Financials	10,462,463	9,118,713	1,343,750	–

Common Stock
Energy	205,646	205,646	–	–
Short-Term Investments	17,301,570	–	17,301,570	–

Subtotal Investments in Securities	$851,950,148	$10,525,901	$836,872,342	$4,551,905

Other Investments*	Total
Short-Term Investments	42,409,830
Collateral Held for Securities Loaned	19,443,426

Subtotal Other Investments	$61,853,256

Total Investments at Value	$913,803,404

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,251,476	1,251,476	–	–

Total Asset Derivatives	$1,251,476	$1,251,476	$–	$–

Liability Derivatives
Futures Contracts	924,862	924,862	–	–

Total Liability Derivatives	$924,862	$924,862	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Income Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $579,968 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT U.S. Long Bond	304	December 2017	$47,275,362	$46,350,500	($924,862)
Total Futures Long Contracts					($924,862)
CBOT 10-Yr. U.S. Treasury Bond Future	(530)	December 2017	($67,175,804)	($66,216,875)	$958,929
CBOT 5-Yr. U.S. Treasury Bond Future	(247)	December 2017	(29,237,859)	(28,945,312)	292,547
Total Futures Short Contracts					$1,251,476
Total Futures Contracts					$326,614

Reference Description:
CBOT	- Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,251,476
Total Interest Rate Contracts		1,251,476

Total Asset Derivatives		$1,251,476

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	924,862
Total Interest Rate Contracts		924,862

Total Liability Derivatives		$924,862

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(936,433)

Total Interest Rate Contracts		(936,433)

Total		($936,433)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,382,680

Total Interest Rate Contracts		1,382,680

Total		$1,382,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$142,063,426	17.3%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Income Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust-Collateral Investment	$20,145	$98,756	$99,458	$–	$–	19,443	$19,443	$90
Core Short-Term Reserve	42,263	146,819	146,672	–	–	4,241	42,410	465
Total Value and Income Earned	$62,408			$–	$–		$61,853	$555

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (95.9%)	Value
Consumer Discretionary (19.5%)
75,741	Amazon.com, Inc.[a]	$83,715,013
551,411	Comcast Corporation	19,867,338
131,627	Netflix, Inc.[a]	25,855,492
9,880	Priceline Group, Inc.[a]	18,890,165
214,082	Starbucks Corporation	11,740,257
84,540	Walt Disney Company	8,268,857

	Total	168,337,122

Consumer Staples (0.8%)
108,560	Altria Group, Inc.	6,971,723

	Total	6,971,723

Energy (1.4%)
22,600	Concho Resources, Inc.[a]	3,033,146
148,130	Halliburton Company	6,331,076
20,640	Pioneer Natural Resources Company	3,089,189

	Total	12,453,411

Financials (6.8%)
338,599	Citigroup, Inc.	24,887,026
177,050	E*TRADE Financial Corporation[a]	7,717,610
67,075	Goldman Sachs Group, Inc.	16,264,346
184,700	Interactive Brokers Group, Inc.	9,977,494

	Total	58,846,476

Health Care (12.2%)
149,494	Alexion Pharmaceuticals, Inc.[a]	17,888,452
245,579	Celgene Corporation[a]	24,796,112
51,259	CIGNA Corporation	10,109,300
125,865	Medtronic plc	10,134,650
143,109	UnitedHealth Group, Inc.	30,084,374
200,610	Zoetis, Inc.	12,802,930

	Total	105,815,818

Industrials (5.2%)
170,597	CSX Corporation	8,603,207
59,221	Cummins, Inc.	10,475,010
137,771	Eaton Corporation plc	11,024,436
268,282	Southwest Airlines Company	14,449,668

	Total	44,552,321

Information Technology (50.0%)
88,370	Alliance Data Systems Corporation	19,771,020
43,803	Alphabet, Inc., Class Aa	45,250,251
26,318	Alphabet, Inc., Class Ca	26,755,932
266,871	Apple, Inc.	45,111,874
334,540	Facebook, Inc.[a]	60,237,272
271,070	MasterCard, Inc.	40,327,084
556,632	Microsoft Corporation	46,300,650
68,703	NVIDIA Corporation	14,208,467
466,811	PayPal Holdings, Inc.[a]	33,871,806
156,330	Red Hat, Inc.[a]	18,889,354
330,773	Salesforce.com, Inc.[a]	33,851,309
432,230	Visa, Inc.	47,536,655

	Total	432,111,674

	Total Common Stock (cost $549,019,923)	829,088,545

Shares or Principal Amount	Short-Term Investments (4.1%)[b]	Value
	Federal Home Loan Bank Discount Notes
3,700,000	1.040%, 12/22/2017[c]	$3,694,550
	Thrivent Core Short-Term Reserve Fund
3,167,869	1.350%	31,678,690
	Total Short-Term Investments (cost $35,373,239)	35,373,240

	Total Investments (cost $584,393,162) 100.0%	$864,461,785

	Other Assets and Liabilities, Net (<0.1%)	(180,354)

	Total Net Assets 100.0%	$864,281,431

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$297,534,655
Gross unrealized depreciation	(18,521,324)

Net unrealized appreciation (depreciation)	$279,013,331

Cost for federal income tax purposes	$582,010,409

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	168,337,122	168,337,122	–	–
Consumer Staples	6,971,723	6,971,723	–	–
Energy	12,453,411	12,453,411	–	–
Financials	58,846,476	58,846,476	–	–
Health Care	105,815,818	105,815,818	–	–
Industrials	44,552,321	44,552,321	–	–
Information Technology	432,111,674	432,111,674	–	–
Short-Term Investments	3,694,550	–	3,694,550	–

Subtotal Investments in Securities	$832,783,095	$829,088,545	$3,694,550	$–

Other Investments*	Total
Short-Term Investments	31,678,690
Subtotal Other Investments	$31,678,690

Total Investments at Value	$864,461,785

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	4,543,239	4,543,239	–	–

Total Asset Derivatives	$4,543,239	$4,543,239	$–	$–

Liability Derivatives
Futures Contracts	8,236,885	8,236,885	–	–

Total Liability Derivatives	$8,236,885	$8,236,885	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Growth Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $3,694,550 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CME E-mini Russell 2000 Index	1,716	December 2017	$124,388,421	$128,931,660	$4,543,239
Total Futures Long Contracts					$4,543,239
CME E-mini NASDAQ 100 Index	(1,059)	December 2017	($124,132,820)	($132,369,705)	($8,236,885)
Total Futures Short Contracts					($8,236,885)
Total Futures Contracts					($3,693,646)

Reference Description:

CME	-	Chicago Mercantile Exchange
NASDAQ	-	National Association of Securities Dealers Automated Quotations

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,543,239
Total Equity Contracts		4,543,239

Total Asset Derivatives		$4,543,239

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,236,885
Total Equity Contracts		8,236,885

Total Liability Derivatives		$8,236,885

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(10,665)
Total Equity Contracts		(10,665)

Total		($10,665)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,693,646)
Total Equity Contracts		(3,693,646)

Total		($3,693,646)

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$26,337,238	3.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2017

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust-Collateral Investment	$–	$9,725	$9,725	$–	$–	–	$–	$1
Core Short-Term Reserve	32,090	163,734	164,145	–	–	3,168	31,679	341
Total Value and Income Earned	$32,090			$–	$–		$31,679	$342

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Common Stock (85.1%)	Value	% of Net Assets
Consumer Discretionary (13.9%)
62,399	Amazon.com, Inc.[a]	$68,968,367	3.7%
896,352	Comcast Corporation	32,295,563	1.7%
412,000	Honda Motor Company, Ltd.	12,910,875	0.7%
161,347	Lowe’s Companies, Inc.	12,899,693	0.7%
1,217,400	Nissan Motor Company, Ltd.	11,839,671	0.6%
7,995	Priceline Group, Inc.[a]	15,286,120	0.8%
163,471	Walt Disney Company	15,989,098	0.9%
	Other Securities^	88,678,965	4.8%

	Total	258,868,352

Consumer Staples (3.5%)
345,344	Unilever NV	20,061,013	1.1%
315,482	Unilever plc	17,879,554	1.0%
	Other Securities^	26,251,860	1.4%

	Total	64,192,427

Energy (5.5%)
2,366,072	BP plc	16,048,198	0.9%
164,156	Chevron Corporation	19,024,039	1.0%
759,977	Halliburton Company	32,481,417	1.7%
	Other Securities^	35,414,029	1.9%

	Total	102,967,683

Financials (15.1%)
746,995	Bank of America Corporation	20,460,193	1.1%
391,134	Blackstone Group, LP	13,020,851	0.7%
87,755	Chubb, Ltd.	13,235,209	0.7%
466,248	Citigroup, Inc.	34,269,228	1.8%
126,994	Goldman Sachs Group, Inc.	30,793,505	1.7%
2,165,242	HSBC Holdings plc	21,143,762	1.1%
136,835	State Street Corporation	12,588,820	0.7%
	Other Securities^	135,094,489	7.3%

	Total	280,606,057

Health Care (9.4%)
116,759	Alexion Pharmaceuticals, Inc.[a]	13,971,382	0.8%
38,684	Biogen, Inc.[a]	12,056,255	0.6%
127,341	Celgene Corporation[a]	12,857,621	0.7%
79,273	CIGNA Corporation	15,634,221	0.8%
370,206	Merck & Company, Inc.	20,394,649	1.1%
192,756	Novartis AG	15,898,380	0.9%
409,747	Novo Nordisk AS	20,400,832	1.1%
593,605	Pfizer, Inc.	20,811,791	1.1%
102,375	UnitedHealth Group, Inc.	21,521,272	1.2%
	Other Securities^	21,209,887	1.1%

	Total	174,756,290

Industrials (10.9%)
110,341	Boeing Company	28,465,771	1.5%
265,578	CSX Corporation	13,393,099	0.7%
116,629	Cummins, Inc.	20,629,338	1.1%
383,038	Delta Air Lines, Inc.	19,163,391	1.0%
176,076	Norfolk Southern Corporation	23,139,908	1.3%
	Other Securities^	98,123,823	5.3%

	Total	202,915,330

Information Technology (16.7%)
40,353	Alphabet, Inc., Class Aa	41,686,263	2.3%
34,246	Alphabet, Inc., Class Ca	34,815,853	1.9%
462,863	Apple, Inc.	78,242,362	4.2%
181,669	Facebook, Inc.[a]	32,711,320	1.8%
453,420	Microsoft Corporation	37,715,476	2.0%
113,768	Red Hat, Inc.[a]	13,746,588	0.8%
162,586	Salesforce.com, Inc.[a]	16,639,051	0.9%
138,299	Visa, Inc.	15,210,124	0.8%
	Other Securities^	38,871,078	2.0%

	Total	309,638,115

Materials (4.5%)
160,559	Eastman Chemical Company	14,580,363	0.8%
222,183	Westrock Company	13,626,483	0.7%
	Other Securities^	56,239,544	3.0%

	Total	84,446,390

Real Estate (1.1%)
	Other Securities^	20,405,619	1.1%

	Total	20,405,619

Telecommunications Services (2.0%)
135,700	Nippon Telegraph & Telephone Corporation	6,560,759	0.4%
648,200	NTT DOCOMO, Inc.	15,698,599	0.8%
	Other Securities^	14,398,930	0.8%

	Total	36,658,288

Utilities (2.5%)
539,415	PG&E Corporation	31,162,005	1.7%
	Other Securities^	14,322,274	0.8%

	Total	45,484,279

	Total Common Stock (cost $1,122,306,004)	1,580,938,830

Shares	Preferred Stock (0.5%)	Value	% of Net Assets
Consumer Staples (0.5%)
	Other Securities^	9,849,791	0.5%

	Total	9,849,791

	Total Preferred Stock (cost $9,628,130)	9,849,791

Shares	Registered Investment Companies (0.1%)	Value	% of Net Assets
Equity Funds/Exchange Traded Funds (<0.1%)
	Other Securities^	1,253,201	0.1%

	Total	1,253,201

	Total Registered Investment Companies (cost $1,246,180)	1,253,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Collateral Held for Securities Loaned (1.7%)	Value	% of Net Assets
31,320,070	Thrivent Cash Management Trust	$31,320,070	1.7%

	Total Collateral Held for Securities Loaned (cost $31,320,070)	31,320,070

Shares or Principal Amount	Short-Term Investments (14.2%)[b]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
19,600,000	1.028%, 11/10/2017[c]	19,595,041	1.1%
11,745,000	1.025%, 11/15/2017[c]	11,740,384	0.6%
31,600,000	1.027%, 11/29/2017	31,575,162	1.7%
19,170,000	1.039%, 12/20/2017	19,142,855	1.0%
14,270,000	1.074%, 1/3/2018	14,242,031	0.8%
	Federal Home Loan Bank Discount Notes
80,685,000	1.010% - 1.185%,
	11/1/2017 - 3/12/2018[c]	80,588,771	4.4%
	Thrivent Core Short-Term Reserve Fund
8,581,804	1.350%	85,818,041	4.6%
	Other Securities^	997,604	<0.1%

	Total Short-Term Investments (cost $263,700,783)	263,699,889

	Total Investments (cost $1,428,201,167) 101.6%	$1,887,061,781

	Other Assets and Liabilities, Net (1.6%)	(28,975,179)

	Total Net Assets 100.0%	$1,858,086,602

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of October 31, 2017:

Securities Lending Transactions

Common Stock	$9,450,796

Total lending	$9,450,796
Gross amount payable upon return of collateral for securities loaned	$31,320,070

Net amounts due to counterparty	$21,869,274

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$464,739,961
Gross unrealized depreciation	(9,182,264)

Net unrealized appreciation (depreciation)	$455,557,697

Cost for federal income tax purposes	$1,655,040,310

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	258,868,352	170,494,811	88,373,541	–
Consumer Staples	64,192,427	16,973,496	47,218,931	–
Energy	102,967,683	56,994,591	45,973,092	–
Financials	280,606,057	169,013,896	111,592,161	–
Health Care	174,756,290	122,788,194	51,968,096	–
Industrials	202,915,330	112,724,664	90,190,666	–
Information Technology	309,638,115	292,604,203	17,033,912	–
Materials	84,446,390	28,206,846	56,239,544	–
Real Estate	20,405,619	–	20,405,619	–
Telecommunications Services	36,658,288	–	36,658,288	–
Utilities	45,484,279	33,942,290	11,541,989	–

Preferred Stock
Consumer Staples	9,849,791	–	9,849,791	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	1,253,201	1,253,201	–	–
Short-Term Investments	177,881,848	–	177,881,848	–

Subtotal Investments in Securities	$1,769,923,670	$1,004,996,192	$764,927,478	$–

Other Investments*	Total
Short-Term Investments	85,818,041
Collateral Held for Securities Loaned	31,320,070

Subtotal Other Investments	$117,138,111

Total Investments at Value	$1,887,061,781

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	10,885,285	10,885,285	–	–

Total Asset Derivatives	$10,885,285	$10,885,285	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $13,189,186 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
Eurex Euro STOXX 50 Index	2,874	December 2017	$114,940,165	$123,030,822	$8,090,657
Eurex Stoxx Europe 600 Index	578	December 2017	12,581,388	13,283,874	702,486
ICE mini MSCI EAFE Index	869	December 2017	85,129,388	87,221,530	2,092,142
Total Futures Long Contracts					$10,885,285
Total Futures Contracts					$10,885,285

Reference Description:

EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$10,885,285
Total Equity Contracts		10,885,285
Total Asset Derivatives		$10,885,285

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	26,732,664
Total Equity Contracts		26,732,664

Total		$26,732,664

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	11,867,973
Total Equity Contracts		11,867,973

Total		$11,867,973

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$200,921,787	11.5%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust-Collateral Investment	$13,953	$273,845	$256,478	$–	$–	31,320	$31,320	$285
Core Short-Term Reserve	78,429	326,171	318,782	–	–	8,582	85,818	965
Total Value and Income Earned	$92,382			$–	$–		$117,138	$1,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (95.9%)	Value
Consumer Discretionary (8.4%)
766,200	Comcast Corporation	$27,606,186
70,364	Delphi Automotive plc	6,992,774
360,239	Harley-Davidson, Inc.[a]	17,053,714
281,581	Lowe’s Companies, Inc.	22,512,401
104,820	Scripps Networks Interactive, Inc.	8,729,410

	Total	82,894,485

Consumer Staples (3.9%)
265,390	CVS Health Corporation	18,187,177
56,100	Kimberly-Clark Corporation	6,311,811
163,063	Wal-Mart Stores, Inc.	14,237,030

	Total	38,736,018

Energy (9.9%)
139,900	Anadarko Petroleum Corporation	6,906,863
274,459	Chevron Corporation	31,807,054
254,000	Devon Energy Corporation	9,372,600
123,832	EQT Corporation	7,744,453
273,150	Halliburton Company	11,674,431
1,203,611	Marathon Oil Corporation	17,115,348
49,500	Pioneer Natural Resources Company	7,408,665
1,659,950	Weatherford International plc[b]	5,760,027

	Total	97,789,441

Financials (26.8%)
133,000	American International Group, Inc.	8,593,130
1,673,256	Bank of America Corporation	45,830,482
316,850	Blackstone Group, LP	10,547,936
108,000	Capital One Financial Corporation	9,955,440
73,117	Chubb, Ltd.	11,027,506
609,690	Citigroup, Inc.	44,812,215
217,300	Comerica, Inc.	17,073,261
722,153	Fifth Third Bancorp	20,870,222
92,750	Goldman Sachs Group, Inc.	22,490,020
359,760	Invesco, Ltd.	12,875,810
451,670	MetLife, Inc.	24,200,479
139,300	State Street Corporation	12,815,600
421,456	Synchrony Financial	13,747,895
204,120	Zions Bancorporation	9,483,415

	Total	264,323,411

Health Care (11.0%)
57,750	Biogen, Inc.[b]	17,998,365
156,027	Express Scripts Holding Company[b]	9,562,895
221,000	GlaxoSmithKline plc ADR[a]	8,051,030
172,433	Medtronic plc	13,884,305
444,160	Merck & Company, Inc.	24,468,774
397,100	Pfizer, Inc.	13,922,326
94,553	UnitedHealth Group, Inc.	19,876,932

	Total	107,764,627

Industrials (10.2%)
59,400	Boeing Company	15,324,012
232,050	CSX Corporation	11,702,281
162,750	Delta Air Lines, Inc.	8,142,383
115,953	Honeywell International, Inc.	16,715,784
122,400	Ingersoll-Rand plc	10,844,640
97,500	Norfolk Southern Corporation	12,813,450
152,700	United Parcel Service, Inc.	17,946,831
56,700	United Technologies Corporation	6,790,392

	Total	100,279,773

Information Technology (16.6%)
14,800	Alphabet, Inc.[b]	15,046,272
140,750	Apple, Inc.	23,792,380
1,180,730	Cisco Systems, Inc.	40,321,929
530,731	Microsoft Corporation	44,146,205
495,250	Oracle Corporation	25,208,225
158,500	Texas Instruments, Inc.	15,325,365

	Total	163,840,376

Materials (3.7%)
198,150	CF Industries Holdings, Inc.	7,525,737
140,686	Eastman Chemical Company	12,775,696
267,750	Westrock Company	16,421,107

	Total	36,722,540

Telecommunications Services (2.4%)
495,849	Verizon Communications, Inc.	23,736,292

	Total	23,736,292

Utilities (3.0%)
495,162	PG&E Corporation	28,605,509
4,960	Sempra Energy	582,800

	Total	29,188,309

	Total Common Stock (cost $657,810,200)	945,275,272

Shares	Collateral Held for Securities Loaned (1.4%)	Value
13,370,305	Thrivent Cash Management Trust	13,370,305

	Total Collateral Held for Securities Loaned (cost $13,370,305)	13,370,305

Shares or Principal Amount	Short-Term Investments (4.0%)[c]	Value
3,960,915	Thrivent Core Short-Term Reserve Fund 1.350%	39,609,146

	Total Short-Term Investments (cost $39,609,146)	39,609,146

	Total Investments (cost $710,789,651) 101.3%	$998,254,723

	Other Assets and Liabilities, Net (1.3%)	(13,000,630)

	Total Net Assets 100.0%	$985,254,093

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Value Fund as of October 31, 2017:

Securities Lending Transactions

Common Stock	$13,088,274

Total lending	$13,088,274
Gross amount payable upon return of collateral for securities loaned	$13,370,305

Net amounts due to counterparty	$282,031

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$306,936,380
Gross unrealized depreciation	(18,833,115)

Net unrealized appreciation (depreciation)	$288,103,265

Cost for federal income tax purposes	$710,151,458

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	82,894,485	82,894,485	–	–
Consumer Staples	38,736,018	38,736,018	–	–
Energy	97,789,441	97,789,441	–	–
Financials	264,323,411	264,323,411	–	–
Health Care	107,764,627	107,764,627	–	–
Industrials	100,279,773	100,279,773	–	–
Information Technology	163,840,376	163,840,376	–	–
Materials	36,722,540	36,722,540	–	–
Telecommunications Services	23,736,292	23,736,292	–	–
Utilities	29,188,309	29,188,309	–	–

Subtotal Investments in Securities	$945,275,272	$945,275,272	$–	$–

Other Investments*	Total
Short-Term Investments	39,609,146
Collateral Held for Securities Loaned	13,370,305
Subtotal Other Investments	$52,979,451

Total Investments at Value	$998,254,723

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2017

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust-Collateral Investment	$5,788	$68,370	$60,788	$–	$–	13,370	$13,370	$11
Core Short-Term Reserve	24,715	89,538	74,644	–	–	3,961	39,609	294
Total Value and Income Earned	$30,503			$–	$–		$52,979	$305

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (0.8%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$146,326	<0.1%

	Total	146,326

Capital Goods (0.1%)
	Other Securities^	936,645	0.1%

	Total	936,645

Communications Services (0.3%)
	Other Securities^	2,777,100	0.3%

	Total	2,777,100

Consumer Cyclical (0.2%)
	Other Securities^	1,958,153	0.2%

	Total	1,958,153

Consumer Non-Cyclical (0.1%)
	Other Securities^	620,590	0.1%

	Total	620,590

Energy (<0.1%)
	Other Securities^	389,032	<0.1%

	Total	389,032

Financials (<0.1%)
	Other Securities^	120,591	<0.1%

	Total	120,591

Technology (0.1%)
	Other Securities^	458,086	0.1%

	Total	458,086

Utilities (<0.1%)
	Other Securities^	190,137	<0.1%

	Total	190,137

	Total Bank Loans (cost $8,182,989)	7,596,660

Principal Amount	Long-Term Fixed Income (95.1%)	Value	% of Net Assets
Asset-Backed Securities (24.0%)
	ALM Loan Funding CLO
$3,300,000	2.493%, (LIBOR 3M + 1.140%) 10/17/2026, Ser. 2014-11A, Class A1R*,a	3,299,980	0.4%
	Apidos CLO XVIII
3,400,000	2.483%, (LIBOR 3M + 1.120%) 7/22/2026, Ser. 2014-18A, Class A1R*,a	3,404,192	0.4%
	ARI Fleet Lease Trust
3,400,000	1.910%, 4/15/2026, Ser. 2017-A, Class A2[b]	3,398,936	0.4%
	Babson CLO, Ltd.
3,050,000	2.503%, (LIBOR 3M + 1.150%) 10/17/2026, Ser. 2014-IIA, Class AR*,a	3,061,032	0.3%
	Bayview Opportunity Master Fund IVa Trust
3,455,565	3.500%, 6/28/2057, Ser. 2017-SPL5, Class Aa,b	3,524,539	0.4%
	Birchwood Park CLO, Ltd.
3,450,000	2.539%, (LIBOR 3M + 1.180%) 7/15/2026, Ser. 2014-1A, Class AR*,a	3,463,835	0.4%
	BlueMountain CLO, Ltd.
3,800,000	2.499%, (LIBOR 3M + 1.140%) 10/15/2026, Ser. 2014-3A, Class A1R*,a	3,810,511	0.4%
	CARDS II Trust
4,900,000	1.609%, (LIBOR 1M + 0.370%) 4/18/2022, Ser. 2017-1A, Class Aa,b	4,914,252	0.6%
	CarMax Auto Owner Trust
3,170,867	1.210%, 11/15/2019, Ser. 2016-4, Class A2	3,166,528	0.4%
	Citibank Credit Card Issuance Trust
4,900,000	1.605%, (LIBOR 1M + 0.370%) 8/8/2024, Ser. 2017-A7, Class A7[a]	4,921,496	0.6%
	Dryden 34 Senior Loan Fund CLO
3,050,000	2.519%, (LIBOR 3M + 1.160%) 10/15/2026, Ser. 2014-34A, Class AR*,a	3,064,866	0.3%
	Earnest Student Loan Program, LLC
3,077,849	2.650%, 1/25/2041, Ser. 2017-A, Class A2[b]	3,056,755	0.3%
	GoldenTree Loan Opportunities IX, Ltd.
3,200,000	2.748%, (LIBOR 3M + 1.370%) 10/29/2026, Ser. 2014-9A, Class AR*,a	3,208,771	0.4%
	Madison Park Funding XIV, Ltd.
3,450,000	2.483%, (LIBOR 3M + 1.120%) 7/20/2026, Ser. 2014-14A, Class A1R*,a	3,469,896	0.4%
	Master Credit Card Trust
3,500,000	1.989%, (LIBOR 1M + 0.750%) 9/23/2019, Ser. 2016-1A, Class Aa,b	3,508,943	0.4%
	Navient Student Loan Trust
5,250,000	1.988%, (LIBOR 1M + 0.750%) 7/25/2066, Ser. 2017-1A, Class A2[a,b]	5,310,371	0.6%
2,700,000	1.838% (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[a,b]	2,719,018	0.3%
934,171	1.988% (LIBOR 1M + 0.750%), 6/25/2065, Ser. 2016-2, Class A1[a,b]	936,951	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value	% of Net Assets
Asset-Backed Securities (24.0%) - continued
	Octagon Investment Partners XX, Ltd.
$3,350,000	2.439%, (LIBOR 3M + 1.130%) 8/12/2026, Ser. 2014-1A, Class AR*,a	$3,366,579	0.4%
	OZLM VIII, Ltd.
3,300,000	2.483%, (LIBOR 3M + 1.130%) 10/17/2026, Ser. 2014-8A, Class A1AR*,a	3,309,818	0.4%
	Prosper Marketplace Issuance Trust
3,432,609	2.410%, 9/15/2023, Ser. 2017-2A, Class Ab	3,439,666	0.4%
	Securitized Term Auto Receivables Trust
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[b]	4,989,094	0.6%
	SLM Student Loan Trust
3,266,672	1.638%, (LIBOR 1M + 0.400%) 3/25/2025, Ser. 2010-1, Class Aa	3,234,008	0.4%
	SoFi Professional Loan Program, LLC
3,080,974	1.550%, 3/26/2040, Ser. 2017-A, Class A2Ab	3,070,775	0.4%
4,243,510	1.480% - 2.510%, 3/25/2030 - 8/25/2033, Ser. 2015-A, Class A2[b]	4,239,538	0.4%
1,300,600	2.088% (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[a,b]	1,311,375	0.2%
	Springleaf Funding Trust
3,350,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Ab	3,372,777	0.4%
	Verizon Owner Trust
4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ab	4,500,591	0.5%
	Volvo Financial Equipment, LLC
4,000,000	1.920%, 3/15/2021, Ser. 2017-1A, Class A3[b]	3,994,652	0.5%
	Voya CLO 3, Ltd.
3,050,000	2.787%, (LIBOR 3M + 1.420%) 7/25/2026, Ser. 2014-3A, Class A1*,a	3,052,531	0.3%
	World Financial Network Credit Card Master Trust
3,900,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	3,896,639	0.4%
	Other Securities^	105,328,552	11.6%

	Total	213,347,467

Basic Materials (0.9%)
	Other Securities^	7,663,784	0.9%

	Total	7,663,784

Capital Goods (0.8%)
	Other Securities^	6,761,752	0.8%

	Total	6,761,752

Collateralized Mortgage Obligations (4.6%)
	Countrywide Alternative Loan Trust
481,156	5.500% - 5.500%, 11/25/2035 - 2/25/2036, Ser. 2005-85CB, Class 2A2	468,349	<0.1%
	Countrywide Home Loans, Inc.
455,262	3.245%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[a]	392,402	<0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
932,579	2.250%, 6/25/2025, Ser. 2010-58, Class PT	936,748	0.1%
	Towd Point Mortgage Trust
4,900,000	1.838%, (LIBOR 1M + 0.600%) 2/25/2057, Ser. 2017-5, Class A1[a,b]	4,899,020	0.6%
	Wells Fargo Commercial Mortgage Trust
5,800,000	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,866,292	0.7%
	Other Securities^	27,809,397	3.2%

	Total	40,372,208

Commercial Mortgage-Backed Securities (2.6%)
	Cold Storage Trust
4,850,000	2.239%, (LIBOR 1M + 1.000%) 4/15/2024, Ser. 2017-ICE3, Class A*,a	4,869,369	0.6%
	Commercial Mortgage Pass-Through Certificates
3,855,556	2.282%, (LIBOR 1M + 1.050%) 6/8/2030, Ser. 2013-THL, Class A2[a,b]	3,856,534	0.4%
	Commercial Mortgage Trust
6,397,721	2.928%, 2/10/2047, Ser. 2014-CR15, Class A2	6,463,957	0.7%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,669,628	2.776%, 3/25/2023, Ser. K724, Class A1	1,703,618	0.2%
	SCG Trust
3,575,000	2.889%, (LIBOR 1M + 1.650%) 11/15/2026, Ser. 2013-SRP1, Class Aa,b	3,539,155	0.4%
	Other Securities^	2,093,527	0.3%

	Total	22,526,160

Communications Services (2.3%)
	Other Securities^	20,039,856	2.3%

	Total	20,039,856

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value	% of Net Assets
Consumer Cyclical (2.1%)
	General Motors Financial Company, Inc.
$3,500,000	2.643%, (LIBOR 3M + 1.310%) 6/30/2022[a]	$3,554,740	0.4%
	Other Securities^	15,385,888	1.7%

	Total	18,940,628

Consumer Non-Cyclical (6.5%)
	Other Securities^	57,940,375	6.5%

	Total	57,940,375

Energy (4.0%)
	Other Securities^	35,571,726	4.0%

	Total	35,571,726

Financials (19.9%)
	Bank of America Corporation
3,300,000	2.816% - 6.100%, 7/21/2023 - 3/17/2025[a,c]	3,434,550	0.4%
2,000,000	2.393% (LIBOR 3M + 1.070%), 3/22/2018[a]	2,006,835	0.2%
1,775,000	2.205% (LIBOR 3M + 0.870%), 4/1/2019[a]	1,790,621	0.2%
1,500,000	1.971% (LIBOR 3M + 0.650%), 10/1/2021[a]	1,503,663	0.2%
1,500,000	2.365% (LIBOR 3M + 1.000%), 4/24/2023[a]	1,520,772	0.2%
1,065,000	2.523% (LIBOR 3M + 1.160%), 1/20/2023[a]	1,084,391	0.1%
	Morgan Stanley
3,325,000	5.000% - 5.550%, 7/15/2019 - 11/24/2025[a,c]	3,542,566	0.4%
2,000,000	2.543% (LIBOR 3M + 1.180%), 1/20/2022[a]	2,030,872	0.2%
1,950,000	2.109% (LIBOR 3M + 0.800%), 2/14/2020[a]	1,959,693	0.2%
1,400,000	2.765% (LIBOR 3M + 1.400%), 10/24/2023[a]	1,439,342	0.2%
	Other Securities^	155,737,764	17.6%

	Total	176,051,069

Foreign Government (0.8%)
	Other Securities^	7,097,956	0.8%

	Total	7,097,956

Mortgage-Backed Securities (3.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
11,570,000	3.000%, 11/1/2032[d]	11,852,244	1.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
10,270,000	4.000%, 11/1/2047[d]	10,777,483	1.2%
180,659	6.500%, 9/1/2037	200,607	<0.1%
	Federal National Mortgage Association Connecticut Avenue Securities
2,906,239	1.988% (LIBOR 1M + 0.750%), 2/25/2030, Ser. 2017-C06, Class 2M1[a]	2,912,033	0.3%
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
368,875	6.000%, 8/1/2024	413,582	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,155,220	1.749%, (LIBOR 12M + 1.550%) 7/1/2043[a]	3,255,013	0.4%
1,307,041	2.541% (LIBOR 12M + 1.517%), 1/1/2043[a]	1,341,809	0.2%
259,588	3.480% (LIBOR 12M + 1.730%), 9/1/2037[a]	270,917	<0.1%
108,346	2.821% (LIBOR 12M + 1.071%), 10/1/2037[a]	107,537	<0.1%

	Total	31,131,225

Technology (2.4%)
	Other Securities^	21,066,959	2.4%

	Total	21,066,959

Transportation (1.6%)
	Other Securities^	14,068,526	1.6%

	Total	14,068,526

U.S. Government and Agencies (16.8%)
	Federal Home Loan Bank
3,000,000	1.375%, 11/15/2019	2,982,696	0.3%
	Federal National Mortgage Association
14,500,000	1.250%, 8/17/2021	14,148,868	1.6%
	U.S. Treasury Bonds
6,750,000	5.500%, 8/15/2028	8,750,742	1.0%
3,395,000	2.500% - 3.000%, 5/15/2042 - 5/15/2046	3,215,380	0.4%
	U.S. Treasury Bonds, TIPS
5,317,850	0.125%, 1/15/2023	5,294,108	0.6%
6,715,670	0.625%, 1/15/2026	6,798,596	0.8%
6,148,554	0.375%, 1/15/2027	6,066,210	0.7%
5,698,495	1.000%, 2/15/2046	5,793,826	0.6%
	U.S. Treasury Notes
15,000,000	0.875%, 3/31/2018	14,976,563	1.7%
46,000,000	1.000%, 11/30/2018	45,755,625	5.1%
3,350,000	1.500%, 10/31/2019	3,343,195	0.4%
6,850,000	2.125%, 6/30/2022	6,889,066	0.8%
7,670,000	1.125% - 2.250%, 8/31/2021 - 2/15/2027	7,546,727	0.8%
	U.S. Treasury Notes, TIPS
17,608,770	0.125%, 4/15/2021	17,636,628	2.0%

	Total	149,198,230

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value	% of Net Assets
Utilities (2.3%)
	Other Securities^	$20,488,328	2.3%

	Total	20,488,328

	Total Long-Term Fixed Income (cost $839,337,964)	842,266,249

Shares	Preferred Stock (0.4%)	Value	% of Net Assets
Financials (0.3%)
	Other Securities^	2,278,380	0.3%

	Total	2,278,380

Utilities (0.1%)
	Other Securities^	1,188,880	0.1%

	Total	1,188,880

	Total Preferred Stock (cost $3,325,400)	3,467,260

Shares	Common Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	129,990	<0.1%

	Total	129,990

	Total Common Stock (cost $110,179)	129,990

Shares	Collateral Held for Securities Loaned (0.4%)	Value	% of Net Assets
3,466,660	Thrivent Cash Management Trust	3,466,660	0.4%

	Total Collateral Held for Securities Loaned (cost $3,466,660)	3,466,660

Shares or Principal Amount	Short-Term Investments (6.1%)[e]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
3,200,000	1.010%, 11/7/2017	3,199,463	0.4%
4,000,000	1.037%, 11/10/2017	3,998,988	0.5%
	Federal Home Loan Bank Discount Notes
3,900,000	1.030% - 1.115%, 11/9/2017 - 1/19/2018[f]	3,892,730	0.4%
	U.S. Treasury Bills
340,000	1.016%, 12/28/2017[g]	339,440	<0.1%
	Thrivent Core Short-Term Reserve Fund
4,247,686	1.350%	42,476,858	4.8%
	Other Securities^	$399,042	<0.1%

	Total Short-Term Investments (cost $54,306,545)	54,306,521

	Total Investments (cost $908,729,737) 102.8%	$911,233,340

	Other Assets and Liabilities, Net (2.8%)	(25,207,419)

	Total Net Assets 100.0%	$886,025,921

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Denotes variable rate securities. The rate shown is as of October 31, 2017.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $221,337,946 or 25.0% of total net assets.

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	At October 31, 2017, $99,835 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of October 31, 2017 was $75,078,887 or 8.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$3,300,000
Apidos CLO XVIII, 7/22/2026	4/4/2017	3,400,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	3,050,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	3,450,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	3,800,000
Cold Storage Trust, 4/15/2036	4/20/2017	4,850,000
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	3,050,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,200,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,450,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,350,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,300,000
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	$3,045,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of October 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$3,347,176

Total lending	$3,347,176
Gross amount payable upon return of collateral for securities loaned	$3,466,660

Net amounts due to counterparty	$119,484

Definitions:

CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,102,548
Gross unrealized depreciation	(6,099,612)

Net unrealized appreciation (depreciation)	$4,002,936

Cost for federal income tax purposes	$912,799,408

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	146,326	–	90,364	55,962
Capital Goods	936,645	–	936,645	–
Communications Services	2,777,100	–	2,777,100	–
Consumer Cyclical	1,958,153	–	1,958,153	–
Consumer Non-Cyclical	620,590	–	620,590	–
Energy	389,032	–	389,032	–
Financials	120,591	–	120,591	–
Technology	458,086	–	458,086	–
Utilities	190,137	–	190,137	–

Long-Term Fixed Income
Asset-Backed Securities	213,347,467	–	208,263,326	5,084,141
Basic Materials	7,663,784	–	7,663,784	–
Capital Goods	6,761,752	–	6,761,752	–
Collateralized Mortgage Obligations	40,372,208	–	40,372,208	–
Commercial Mortgage-Backed Securities	22,526,160	–	22,526,160	–
Communications Services	20,039,856	–	20,039,856	–
Consumer Cyclical	18,940,628	–	18,940,628	–
Consumer Non-Cyclical	57,940,375	–	57,940,375	–
Energy	35,571,726	–	35,571,726	–
Financials	176,051,069	–	174,051,069	2,000,000
Foreign Government	7,097,956	–	7,097,956	–
Mortgage-Backed Securities	31,131,225	–	31,131,225	–
Technology	21,066,959	–	21,066,959	–
Transportation	14,068,526	–	14,068,526	–
U.S. Government and Agencies	149,198,230	–	149,198,230	–
Utilities	20,488,328	–	20,488,328	–

Preferred Stock
Financials	2,278,380	1,469,880	808,500	–
Utilities	1,188,880	1,188,880	–	–

Common Stock
Energy	129,990	129,990	–	–
Short-Term Investments	11,829,663	–	11,829,663	–

Subtotal Investments in Securities	$865,289,822	$2,788,750	$855,360,969	$7,140,103

Other Investments*	Total

Short-Term Investments	42,476,858
Collateral Held for Securities Loaned	3,466,660

Subtotal Other Investments	$45,943,518

Total Investments at Value	$911,233,340

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,629,754	1,629,754	–	–

Total Asset Derivatives	$1,629,754	$1,629,754	$–	$–

Liability Derivatives
Futures Contracts	716,936	716,936	–	–

Total Liability Derivatives	$716,936	$716,936	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Limited Maturity Bond Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $998,382 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 2-Yr. U.S. Treasury Note	548	December 2017	$118,575,171	$118,016,940	($558,231)
Ultra 10-Yr. U.S. Treasury Note	64	December 2017	8,729,705	8,571,000	(158,705)
Total Futures Long Contracts					($716,936)
CBOT 10-Yr. U.S. Treasury Bond Future	(355)	December 2017	($44,995,114)	($44,352,812)	$642,302
CBOT 5-Yr. U.S. Treasury Bond Future	(486)	December 2017	(57,528,743)	(56,953,124)	575,619
CBOT U.S. Long Bond	(112)	December 2017	(17,435,761)	(17,076,500)	359,261
CME Ultra Long Term U.S. Treasury Bond	(16)	December 2017	(2,689,072)	(2,636,500)	52,572
Total Futures Short Contracts					$1,629,754
Total Futures Contracts					$912,818

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,629,754
Total Interest Rate Contracts		1,629,754

Total Asset Derivatives		$1,629,754

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	716,936
Total Interest Rate Contracts		716,936

Total Liability Derivatives		$716,936

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	17,716
Options Purchased	Net realized gains/(losses) on Investments	(103,346)
Futures	Net realized gains/(losses) on Futures contracts	2,409,163
Total Interest Rate Contracts		2,323,533

Total		$2,323,533

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(695,766)
Total Interest Rate Contracts		(695,766)

Total		($695,766)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$239,790,073	28.4%	87

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust-Collateral Investment	$3,896	$99,270	$99,699	$–	$–	3,467	$3,467	$47
Core Short-Term Reserve	27,821	263,931	249,275	–	–	4,248	42,477	423
Total Value and Income Earned	$31,717			$–	$–		$45,944	$470

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (93.1%)	Value
Consumer Discretionary (8.2%)
500	ABC-MART, Inc.	$25,221
730	Carnival Corporation	48,465
442	Carnival plc	29,140
1,420	Comcast Corporation	51,163
473	Eutelsat Communications	11,848
160	Genuine Parts Company	14,117
390	Home Depot, Inc.	64,654
1,400	Nikon Corporation	26,587
800	Sankyo Company, Ltd.	25,822
921	Shaw Communications, Inc.	21,031
200	SHIMAMURA Company, Ltd.	22,282
7,800	Singapore Press Holdings, Ltd.	15,446
3,500	Techtronic Industries Company, Ltd.	20,546
730	TJX Companies, Inc.	50,954
4,900	Yamada Denki Company, Ltd.	26,064
6,000	Yue Yuen Industrial Holdings, Ltd.	22,983

	Total	476,323

Consumer Staples (11.2%)
680	Altria Group, Inc.	43,670
450	Campbell Soup Company	21,317
1,740	Coca-Cola Company	80,005
490	Colgate-Palmolive Company	34,520
900	Conagra Brands, Inc.	30,744
400	Dr Pepper Snapple Group, Inc.	34,264
445	Henkel AG & Company KGaA, 1.620%	62,485
340	Hershey Company	36,101
400	Lawson, Inc.	26,120
130	McCormick & Company, Inc.	12,939
700	NH Foods, Ltd.	20,135
620	PepsiCo, Inc.	68,343
410	Sysco Corporation	22,804
1,280	Unilever plc	72,542
970	Wal-Mart Stores, Inc.	84,691

	Total	650,680

Energy (3.1%)
4,694	BP plc	31,838
1,072	Caltex Australia, Ltd.	28,147
160	Chevron Corporation	18,542
770	Exxon Mobil Corporation	64,180
6,550	JXTG Holdings, Inc.	33,823

	Total	176,530

Financials (15.7%)
790	Aflac, Inc.	66,273
1,160	AGNC Investment Corporation	23,351
40	Alleghany Corporation[a]	22,649
790	Allstate Corporation	74,149
520	Aon plc	74,584
170	Arch Capital Group, Ltd.[a]	16,939
380	Berkshire Hathaway, Inc.[a]	71,037
460	Chubb, Ltd.	69,377
18,000	First Pacific Company, Ltd.	13,705
830	Hartford Financial Services Group, Inc.	45,692
308	Intact Financial Corporation	25,175
720	Loews Corporation	35,647
850	Marsh & McLennan Companies, Inc.	68,791
146	Muenchener Rueckversicherungs - Gesellschaft AG	32,777
250	Nasdaq, Inc.	18,163
310	Pargesa Holding SA	25,960
1,480	Progressive Corporation	72,002
345	Swiss Re AG	32,468
110	Travelers Companies, Inc.	14,570
1,030	U.S. Bancorp	56,011
1,624	United Overseas Bank, Ltd.	29,339
280	W.R. Berkley Corporation	19,202

	Total	907,861

Health Care (14.1%)
1,120	Abbott Laboratories	60,738
4,300	Astellas Pharmaceutical, Inc.	57,228
400	CIGNA Corporation	78,888
680	Eli Lilly and Company	55,719
590	Johnson & Johnson	82,252
150	Laboratory Corporation of America Holdings[a]	23,057
750	Medtronic plc	60,390
178	Merck KGaA	19,098
400	Miraca Holdings, Inc.	18,611
1,100	Mitsubishi Tanabe Pharma Corporation	24,210
826	Novo Nordisk AS	41,126
1,890	Pfizer, Inc.	66,263
228	Roche Holding AG-Genusschein	52,698
137	Sonova Holding AG	24,733
430	Stryker Corporation	66,594
700	Takeda Pharmaceutical Company, Ltd.	39,469
160	UnitedHealth Group, Inc.	33,635
110	Zimmer Biomet Holdings, Inc.	13,378

	Total	818,087

Industrials (11.9%)
320	3M Company	73,661
190	C.H. Robinson Worldwide, Inc.	14,921
2,500	CK Hutchison Holdings, Ltd.	31,754
230	Expeditors International of Washington, Inc.	13,427
228	Fraport AG Frankfurt Airport Services Worldwide	21,665
400	Honeywell International, Inc.	57,664
305	Jardine Matheson Holdings, Ltd.	19,538
330	Johnson Controls International plc	13,659
900	Kurita Water Industries, Ltd.	28,599
250	Lockheed Martin Corporation	77,040
186	MAN AG	20,596
60	Northrop Grumman Corporation	17,732
380	Raytheon Company	68,476
65	Schindler Holding AG	14,355
118	Schindler Holding AG	26,739
3,100	Singapore Airlines, Ltd.	23,363
6,300	Singapore Airport Terminal Services, Ltd.	21,731
120	Union Pacific Corporation	13,895
670	Waste Connections, Inc.	47,349
1,040	Waste Management, Inc.	85,457

	Total	691,621

Information Technology (12.9%)
100	Accenture plc	14,236
217	AtoS	33,704
320	Broadridge Financial Solutions, Inc.	27,494
440	CA, Inc.	14,247
2,000	Canon, Inc.	75,134
130	Check Point Software Technologies, Ltd.[a]	15,302

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (93.1%)	Value
Information Technology (12.9%) – continued
1,630	Cisco Systems, Inc.	$55,664
540	eBay, Inc.[a]	20,326
450	Fidelity National Information Services, Inc.	41,742
270	Fiserv, Inc.[a]	34,946
340	FLIR Systems, Inc.	15,919
400	FUJIFILM Holdings NPV	16,363
1,530	Intel Corporation	69,600
130	International Business Machines Corporation	20,028
540	MasterCard, Inc.	80,336
660	Microsoft Corporation	54,899
700	Nomura Research Institute, Ltd.	29,677
1,360	Oracle Corporation	69,224
400	Otsuka Corporation	27,267
360	Synopsys, Inc.[a]	31,147

	Total	747,255

Materials (2.4%)
292	Agnico Eagle Mines, Ltd.	13,037
31	EMS-CHEMIE Holding AG	20,323
1,300	Kuraray Company, Ltd.	25,603
1,458	Newcrest Mining, Ltd.	24,928
1,460	Newmont Mining Corporation	52,794

	Total	136,685

Real Estate (2.6%)
200	Daito Trust Construction Company, Ltd.	34,967
780	Duke Realty Corporation	22,214
9,000	Hang Lung Properties, Ltd.	20,667
6,500	Kerry Properties, Ltd.	29,252
2,500	Link REIT	21,018
590	UDR, Inc.	22,886

	Total	151,004

Telecommunications Services (5.2%)
1,410	AT&T, Inc.	47,446
515	BCE, Inc.	23,780
17,000	HKT Trust and HKT, Ltd.	20,767
1,000	Nippon Telegraph & Telephone Corporation	48,347
3,400	NTT DOCOMO, Inc.	82,344
35,000	PCCW, Ltd.	19,298
629	Proximus SA	20,887
27	Swisscom AG	13,641
654	TELUS Corporation	23,684

	Total	300,194

Utilities (5.8%)
770	American Electric Power Company, Inc.	57,296
1,100	Chubu Electric Power Company, Inc.	14,186
420	CMS Energy Corporation	20,315
320	Edison International, Inc.	25,584
1,100	Osaka Gas Company, Ltd.	21,306
1,270	PPL Corporation	47,701
660	Southern Company	34,452
800	Tokyo Gas Company, Ltd.	19,957
590	WEC Energy Group, Inc.	39,760
1,080	Xcel Energy, Inc.	53,482

	Total	334,039

	Total Common Stock (cost $5,038,820)	5,390,279

Shares or Principal Amount	Short-Term Investments (6.3%)[b]	Value
	Federal Home Loan Bank Discount Notes
100,000	1.040%, 12/22/2017[c]	99,852
	Thrivent Core Short-Term Reserve Fund
26,618	1.350%	266,185

	Total Short-Term Investments (cost $366,038)	366,037

	Total Investments (cost $5,404,858) 99.4%	$5,756,316

	Other Assets and Liabilities, Net 0.6%	34,103

	Total Net Assets 100.0%	$5,790,419

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$439,684
Gross unrealized depreciation	(94,051)

Net unrealized appreciation (depreciation)	$345,633

Cost for federal income tax purposes	$5,640,283

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Low Volatility Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	476,323	229,353	246,970	–
Consumer Staples	650,680	469,398	181,282	–
Energy	176,530	82,722	93,808	–
Financials	907,861	748,437	159,424	–
Health Care	818,087	540,914	277,173	–
Industrials	691,621	483,281	208,340	–
Information Technology	747,255	565,110	182,145	–
Materials	136,685	52,794	83,891	–
Real Estate	151,004	45,100	105,904	–
Telecommunications Services	300,194	47,446	252,748	–
Utilities	334,039	278,590	55,449	–
Short-Term Investments	99,852	–	99,852	–

Subtotal Investments in Securities	$5,490,131	$3,543,145	$1,946,986	$–

Other Investments *	Total

Short-Term Investments	266,185

Subtotal Other Investments	$266,185

Total Investments at Value	$5,756,316

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	4,873	4,873	–	–

Total Asset Derivatives	$4,873	$4,873	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $99,853 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
Eurex MSCI World Index	4	December 2017	$224,727	$229,600	$4,873
Total Futures Long Contracts					$4,873
Total Futures Contracts					$4,873

Reference Description:
MSCI	- Morgan Stanley Capital International

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY FUND

Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,873
Total Equity Contracts		4,873

Total Asset Derivatives		$4,873

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	28,837

Total Equity Contracts		28,837

Total		$28,837

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Low Volatility Equity Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,873
Total Equity Contracts		4,873

Total		$4,873

The following table presents Low Volatility Equity Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$323,453	5.8%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Low Volatility Equity Fund, is as follows:

Fund	Value 2/28/2017 (inception)	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 2/28/2017 -10/31/2017
Core Short-Term Reserve	$–	$11,024	$10,758	$–	$–	27	$266	$3
Total Value and Income Earned	$–			$–	$–		$266	$3

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (93.6%)	Value
Consumer Discretionary (11.1%)
1,241,325	American Axle & Manufacturing Holdings, Inc.[a]	$22,083,172
582,000	Aramark	25,427,580
525,800	DISH Network Corporation[a]	25,522,332
229,075	Dollar Tree, Inc.[a]	20,903,094
431,350	Six Flags Entertainment Corporation	27,084,466
1,318,887	Time, Inc.	15,299,089
621,426	Toll Brothers, Inc.	28,610,453
144,225	Whirlpool Corporation	23,642,804

	Total	188,572,990

Consumer Staples (1.7%)
235,400	Ingredion, Inc.	29,507,390

	Total	29,507,390

Energy (4.3%)
103,225	Cimarex Energy Company	12,070,099
315,675	Continental Resources, Inc.[a]	12,851,129
395,589	Oil States International, Inc.[a]	9,118,326
594,073	Parsley Energy, Inc.[a]	15,802,342
807,875	Patterson-UTI Energy, Inc.	15,979,768
651,325	WPX Energy, Inc.[a]	7,346,946

	Total	73,168,610

Financials (19.9%)
1,047,950	Ally Financial, Inc.	27,382,934
922,150	Assured Guaranty, Ltd.	34,211,765
494,200	E*TRADE Financial Corporation[a]	21,542,178
489,925	First Republic Bank	47,718,695
2,488,976	Huntington Bancshares, Inc.	34,347,869
369,275	Interactive Brokers Group, Inc.	19,948,236
2,316,150	KeyCorp	42,269,737
545,299	Raymond James Financial, Inc.	46,230,449
1,398,550	Zions Bancorporation	64,976,633

	Total	338,628,496

Health Care (5.9%)
228,575	Edwards Lifesciences Corporation[a]	23,367,222
936,375	Myriad Genetics, Inc.[a]	32,098,935
214,789	Universal Health Services, Inc.	22,058,831
116,100	Waters Corporation[a]	22,761,405

	Total	100,286,393

Industrials (18.3%)
419,075	AGCO Corporation	28,735,973
319,350	Brink’s Company	24,302,535
518,025	CSX Corporation	26,124,001
199,300	Huntington Ingalls Industries, Inc.	46,403,019
680,594	Oshkosh Corporation	62,315,187
1,119,440	Southwest Airlines Company	60,293,038
409,050	United Continental Holdings, Inc.[a]	23,921,244
268,550	WABCO Holdings, Inc.[a]	39,629,923

	Total	311,724,920

Information Technology (20.0%)
675,300	Akamai Technologies, Inc.[a]	35,284,425
229,850	Alliance Data Systems Corporation	51,424,340
1,348,540	Applied Materials, Inc.	76,098,112
467,453	PayPal Holdings, Inc.[a]	33,918,390
468,200	Red Hat, Inc.[a]	56,572,606
747,050	Teradata Corporation[a,b]	24,988,822
629,476	Teradyne, Inc.	26,998,226
1,731,675	Twitter, Inc.[a]	35,707,139

	Total	340,992,060

Materials (4.4%)
952,900	Owens-Illinois, Inc.[a]	22,764,781
1,422,533	Steel Dynamics, Inc.	52,932,453

	Total	75,697,234

Real Estate (6.4%)
255,600	Camden Property Trust	23,320,944
189,800	Digital Realty Trust, Inc.	22,479,912
813,400	Duke Realty Corporation	23,165,632
881,500	General Growth Properties, Inc.	17,153,990
1,173,059	Host Hotels & Resorts, Inc.	22,945,034

	Total	109,065,512

Utilities (1.6%)
551,300	Public Service Enterprise Group, Inc.	27,123,960

	Total	27,123,960

	Total Common Stock (cost $1,069,465,913)	1,594,767,565

Shares	Collateral Held for Securities Loaned (<0.1%)	Value
661,025	Thrivent Cash Management Trust	661,025

	Total Collateral Held for Securities Loaned (cost $661,025)	661,025

Shares or Principal Amount	Short-Term Investments (6.5%)[c]	Value
	Federal Home Loan Bank Discount Notes
515,000	1.030%, 11/1/2017	515,000
600,000	1.020%, 11/8/2017	599,882
5,700,000	1.034%, 11/10/2017	5,698,558
1,695,000	1.010%, 11/13/2017	1,694,429
300,000	1.015%, 11/20/2017	299,840
2,093,000	1.025%, 11/24/2017	2,091,650
4,300,000	1.030%, 11/29/2017	4,296,620
2,000,000	1.041%, 12/6/2017	1,997,978
600,000	1.030%, 12/13/2017	599,272
4,800,000	1.075%, 1/3/2018	4,790,592
3,000,000	1.080%, 1/5/2018	2,993,934
300,000	1.115%, 1/19/2018	299,263
8,530,147	Thrivent Core Short-Term Reserve Fund 1.350%	85,301,469

	Total Short-Term Investments (cost $111,178,971)	111,178,487

	Total Investments (cost $1,181,305,909) 100.1%	$1,706,607,077

	Other Assets and Liabilities, Net (0.1%)	(2,310,455)

	Total Net Assets 100.0%	$1,704,296,622

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Fund as of October 31, 2017:

Securities Lending Transactions

Common Stock	$645,585

Total lending	$645,585
Gross amount payable upon return of collateral for securities loaned	$661,025

Net amounts due to counterparty	$15,440

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$550,255,489
Gross unrealized depreciation	(25,884,351)

Net unrealized appreciation (depreciation)	$524,371,138

Cost for federal income tax purposes	$1,182,235,939

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	188,572,990	188,572,990	–	–
Consumer Staples	29,507,390	29,507,390	–	–
Energy	73,168,610	73,168,610	–	–
Financials	338,628,496	338,628,496	–	–
Health Care	100,286,393	100,286,393	–	–
Industrials	311,724,920	311,724,920	–	–
Information Technology	340,992,060	340,992,060	–	–
Materials	75,697,234	75,697,234	–	–
Real Estate	109,065,512	109,065,512	–	–
Utilities	27,123,960	27,123,960	–	–
Short-Term Investments	25,877,018	–	25,877,018	–

Subtotal Investments in Securities	$1,620,644,583	$1,594,767,565	$25,877,018	$–

Other Investments *	Total

Short-Term Investments	85,301,469
Collateral Held for Securities Loaned	661,025

Subtotal Other Investments	$85,962,494

Total Investments at Value	$1,706,607,077

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 -10/31/2017
Cash Management Trust-
Collateral Investment	$27,756	$333,658	$360,753	$–	$–	661	$661	$67
Core Short-Term Reserve	64,626	197,575	176,900	–	–	8,530	85,301	840
Total Value and Income Earned	$92,382			$–	$–		$85,962	$907

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (1.7%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$2,542,217	0.1%

	Total	2,542,217

Capital Goods (0.1%)
	Other Securities^	2,487,088	0.1%

	Total	2,487,088

Communications Services (0.5%)
	Other Securities^	11,697,175	0.5%

	Total	11,697,175

Consumer Cyclical (0.2%)
	Other Securities^	5,457,998	0.2%

	Total	5,457,998

Consumer Non-Cyclical (0.2%)
	Other Securities^	5,361,226	0.2%

	Total	5,361,226

Energy (0.1%)
	Other Securities^	1,398,179	0.1%

	Total	1,398,179

Financials (0.2%)
	Other Securities^	3,631,736	0.2%

	Total	3,631,736

Technology (0.1%)
	Other Securities^	2,380,508	0.1%

	Total	2,380,508

Transportation (0.1%)
	Other Securities^	1,235,528	0.1%

	Total	1,235,528

Utilities (0.1%)
	Other Securities^	1,662,829	0.1%

	Total	1,662,829

	Total Bank Loans (cost $38,206,490)	37,854,484

Shares	Registered Investment Companies (41.2%)	Value	% of Net Assets
Affiliated Equity Holdings (28.3%)
12,198,433	Thrivent Large Cap Growth Fund, Class S	136,988,397	6.2%
1,656,712	Thrivent Large Cap Stock Fund, Class S	48,872,991	2.2%
7,718,917	Thrivent Large Cap Value Fund, Class S	176,300,072	8.0%
3,447,946	Thrivent Mid Cap Stock Fund, Class S	100,128,354	4.5%
11,690,111	Thrivent Partner Worldwide Allocation Fund, Class S	133,267,261	6.0%
1,108,903	Thrivent Small Cap Stock Fund, Class S	29,796,236	1.4%

	Total	625,353,311

Affiliated Fixed Income Holdings (11.1%)
3,450,997	Thrivent Core Emerging Markets Debt Fund	34,026,832	1.5%
7,456,577	Thrivent High Yield Fund, Class S	36,537,229	1.7%
12,011,011	Thrivent Income Fund, Class S	111,221,958	5.0%
5,061,462	Thrivent Limited Maturity Bond Fund, Class S	63,167,041	2.9%

	Total	244,953,060

Equity Funds/Exchange Traded Funds (0.5%)
34,485	SPDR S&P 500 ETF Trust	8,867,818	0.4%
	Other Securities^	2,880,401	0.1%

	Total	11,748,219

Fixed Income Funds/Exchange Traded Funds (1.3%)
125,050	iShares iBoxx $ Investment Grade Corporate Bond ETF	15,148,557	0.7%
115,900	Vanguard Short-Term Corporate Bond ETF	9,276,636	0.4%
	Other Securities^	3,734,622	0.2%

	Total	28,159,815

	Total Registered Investment Companies (cost $655,614,274)	910,214,405

Principal Amount	Long-Term Fixed Income (28.6%)	Value	% of Net Assets
Asset-Backed Securities (1.1%)
	Other Securities^	25,019,071	1.1%

	Total	25,019,071

Basic Materials (0.4%)
	Other Securities^	8,794,182	0.4%

	Total	8,794,182

Capital Goods (0.6%)
	Other Securities^	13,198,964	0.6%

	Total	13,198,964

Collateralized Mortgage Obligations (0.9%)
	Federal Home Loan Mortgage Corporation
$2,014,928	3.000% - 4.000%, 7/15/2031 - 2/15/2033, Ser. 4170, Class IGa	228,574	<0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value	% of Net Assets
Collateralized Mortgage Obligations (0.9%) - continued
	Federal National Mortgage Association
$1,551,122	3.500%, 1/25/2033, Ser. 2012-150, Class YIa	$201,729	<0.1%
	Other Securities^	19,610,374	0.9%

	Total	20,040,677

Commercial Mortgage-Backed Securities (1.0%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
4,233,008	2.776% - 3.430%, 3/25/2023 - 1/25/2027, Ser. K725, Class A2[b]	4,371,412	0.1%
	Federal National Mortgage Association - ACES
4,451,523	2.417% - 2.961%, 9/25/2026 - 2/25/2027, Ser. 2017-M1, Class A1[b]	4,435,467	0.3%
	Federal National Mortgage Association Grantor Trust
1,574,663	2.898%, 6/25/2027, Ser. 2017-T1, Class A	1,562,670	0.1%
	Other Securities^	10,008,262	0.5%

	Total	20,377,811

Communications Services (1.2%)
	Other Securities^	26,160,181	1.2%

	Total	26,160,181

Consumer Cyclical (0.7%)
	Other Securities^	16,881,101	0.7%

	Total	16,881,101

Consumer Non-Cyclical (1.3%)
	Other Securities^	28,000,704	1.3%

	Total	28,000,704

Energy (1.2%)
	Other Securities^	26,755,135	1.2%

	Total	26,755,135

Financials (3.1%)
	Other Securities^	68,714,565	3.1%

	Total	68,714,565

Foreign Government (0.1%)
	Other Securities^	2,121,734	0.1%

	Total	2,121,734

Mortgage-Backed Securities (8.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$14,837,500	3.000%, 11/1/2032[c]	15,199,453	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
17,662,500	4.000%, 11/1/2047[c]	18,535,277	0.8%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
16,950,000	3.000%, 11/1/2047[c]	16,957,284	0.8%
72,450,000	3.500%, 11/1/2047[c]	74,459,357	3.4%
45,850,000	4.000%, 11/1/2047[c]	48,110,263	2.2%
8,259,000	4.500%, 11/1/2047[c]	8,827,774	0.4%
919,185	2.041% (LIBOR 12M + 1.540%), 7/1/2043b	944,649	<0.1%
659,563	2.014% (LIBOR 12M + 1.530%), 8/1/2043b	675,448	<0.1%
457,278	1.749% (LIBOR 12M + 1.550%), 7/1/2043b	471,741	<0.1%

	Total	184,181,246

Technology (0.7%)
	Other Securities^	16,460,990	0.7%

	Total	16,460,990

Transportation (0.2%)
	Other Securities^	4,429,372	0.2%

	Total	4,429,372

U.S. Government and Agencies (6.9%)
	U.S. Treasury Bonds
14,321,000	2.500%, 5/15/2046	13,255,316	0.6%
5,250,000	2.750%, 8/15/2047	5,114,033	0.2%
4,785,000	2.250% - 5.250%,
	8/15/2027 - 5/15/2042	5,244,600	0.2%
	U.S. Treasury Bonds, TIPS
7,338,633	0.125%, 1/15/2023	7,305,869	0.3%
6,095,762	0.625%, 1/15/2026	6,171,034	0.3%
6,910,772	0.375%, 1/15/2027	6,818,219	0.3%
	U.S. Treasury Notes
3,075,000	0.875%, 3/31/2018	3,070,195	0.1%
7,770,000	1.000%, 11/30/2018	7,728,722	0.4%
4,010,000	0.750%, 2/15/2019	3,971,153	0.2%
3,900,000	1.000%, 10/15/2019	3,855,059	0.2%
18,110,000	1.500%, 10/31/2019	18,073,214	0.8%
21,500,000	1.375%, 9/30/2020	21,278,281	1.0%
5,053,000	1.125%, 8/31/2021	4,912,463	0.2%
4,100,000	1.875%, 2/28/2022	4,087,348	0.2%
19,000,000	2.125%, 6/30/2022	19,108,359	0.9%
6,500,000	1.875%, 7/31/2022	6,461,152	0.3%
4,000,000	2.000%, 4/30/2024	3,953,125	0.2%
5,000,000	2.125%, 7/31/2024	4,971,875	0.2%
6,369,000	1.375% - 2.250%,
	5/31/2021 - 11/15/2026	6,292,811	0.3%

	Total	151,672,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value	% of Net Assets
Utilities (0.9%)
	Other Securities^	$19,531,138	0.9%

	Total	19,531,138

	Total Long-Term Fixed Income (cost $627,211,522)	632,339,699

Shares	Common Stock (21.6%)	Value	% of Net Assets
Consumer Discretionary (2.6%)
2,850	Amazon.com, Inc.[d]	3,150,048	0.2%
129,887	Comcast Corporation	4,679,829	0.2%
38,317	Lowe’s Companies, Inc.	3,063,444	0.2%
	Other Securities^	46,301,413	2.0%

	Total	57,194,734

Consumer Staples (0.8%)
33,725	Wal-Mart Stores, Inc.	2,944,530	0.1%
	Other Securities^	14,300,273	0.7%

	Total	17,244,803

Energy (0.8%)
	Other Securities^	18,469,764	0.8%

	Total	18,469,764

Financials (4.6%)
100,959	Bank of America Corporation	2,765,267	0.1%
81,292	Citigroup, Inc.	5,974,962	0.3%
77,998	E*TRADE Financial Corporation[d]	3,399,933	0.2%
56,764	Synovus Financial Corporation	2,659,393	0.1%
	Other Securities^	86,778,606	3.9%

	Total	101,578,161

Health Care (2.2%)
22,838	Johnson & Johnson	3,183,846	0.2%
38,525	Medtronic plc	3,102,033	0.2%
90,690	Pfizer, Inc.	3,179,591	0.2%
22,079	UnitedHealth Group, Inc.	4,641,447	0.2%
	Other Securities^	35,330,788	1.4%

	Total	49,437,705

Industrials (3.2%)
20,430	Honeywell International, Inc.	2,945,189	0.1%
48,216	Southwest Airlines Company	2,596,914	0.1%
	Other Securities^	65,679,240	3.0%

	Total	71,221,343

Information Technology (4.8%)
18,324	Apple, Inc.	3,097,489	0.1%
34,021	Arrow Electronics, Inc.[d]	2,843,815	0.1%
138,376	Cisco Systems, Inc.	4,725,540	0.2%
74,190	FLIR Systems, Inc.	3,473,576	0.2%
23,679	MasterCard, Inc.	3,522,725	0.2%
52,331	Microsoft Corporation	4,352,893	0.2%
73,505	Oracle Corporation	$3,741,404	0.2%
	Other Securities^	80,121,698	3.6%

	Total	105,879,140

Materials (1.1%)
	Other Securities^	23,586,543	1.1%

	Total	23,586,543

Real Estate (0.9%)
	Other Securities^	18,630,863	0.9%

	Total	18,630,863

Telecommunications Services (0.2%)
	Other Securities^	3,446,786	0.2%

	Total	3,446,786

Utilities (0.4%)
	Other Securities^	9,751,207	0.4%

	Total	9,751,207

	Total Common Stock (cost $381,193,113)	476,441,049

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	294,875	<0.1%

	Total	294,875

Energy (<0.1%)
	Other Securities^	47,619	<0.1%

	Total	47,619

	Total Preferred Stock (cost $290,544)	342,494

Shares	Collateral Held for Securities Loaned (0.2%)	Value	% of Net Assets
5,342,094	Thrivent Cash Management Trust	5,342,094	0.2%

	Total Collateral Held for Securities Loaned (cost $5,342,094)	5,342,094

Shares or Principal Amount	Short-Term Investments (15.3%)[e]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
4,700,000	1.030%, 11/7/2017[f]	4,699,210	0.2%
3,400,000	1.035%, 11/10/2017[f]	3,399,140	0.2%
3,100,000	1.035%, 12/20/2017[f]	3,095,610	0.2%
	U.S. Treasury Bills
990,000	1.020% - 1.059%, 12/7/2017 - 1/4/2018[g]	988,685	<0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares or Principal Amount	Short-Term Investments (15.3%)[e]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
32,085,907	1.350%	$320,859,071	14.5%
	Other Securities^	3,996,870	0.2%

	Total Short-Term Investments (cost $337,038,514)	337,038,586

	Total Investments (cost $2,044,896,551) 108.6%	$2,399,572,811

	Other Assets and Liabilities, Net (8.6%)	(190,664,060)

	Total Net Assets 100.0%	$2,208,908,751

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

b	Denotes variable rate securities. The rate shown is as of October 31, 2017.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderate Allocation Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $19,662,796 or 0.9% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of October 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$4,912,967
Common Stock	275,112

Total lending	$5,188,079
Gross amount payable upon return of collateral for securities loaned	$5,342,094

Net amounts due to counterparty	$154,015

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange- traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M       -       ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$370,465,396
Gross unrealized depreciation	(28,245,793)

Net unrealized appreciation (depreciation)	$342,219,603

Cost for federal income tax purposes	$2,130,474,334

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,542,217	–	2,018,742	523,475
Capital Goods	2,487,088	–	2,487,088	–
Communications Services	11,697,175	–	11,588,616	108,559
Consumer Cyclical	5,457,998	–	5,256,998	201,000
Consumer Non-Cyclical	5,361,226	–	5,361,226	–
Energy	1,398,179	–	1,200,742	197,437
Financials	3,631,736	–	3,631,736	–
Technology	2,380,508	–	2,380,508	–
Transportation	1,235,528	–	1,235,528	–
Utilities	1,662,829	–	1,484,329	178,500

Registered Investment Companies
Affiliated Equity Holdings	625,353,311	625,353,311	–	–
Affiliated Fixed Income Holdings	210,926,228	210,926,228	–	–
Fixed Income Funds/Exchange Traded Funds	28,159,815	28,159,815	–	–
Equity Funds/Exchange Traded Funds	11,748,219	11,748,219	–	–

Long-Term Fixed Income
Asset-Backed Securities	25,019,071	–	25,019,071	–
Basic Materials	8,794,182	–	8,794,182	–
Capital Goods	13,198,964	–	13,198,964	–
Collateralized Mortgage Obligations	20,040,677	–	20,040,677	–
Commercial Mortgage-Backed Securities	20,377,811	–	20,377,811	–
Communications Services	26,160,181	–	26,160,181	–
Consumer Cyclical	16,881,101	–	16,881,101	–
Consumer Non-Cyclical	28,000,704	–	26,979,794	1,020,910
Energy	26,755,135	–	26,755,135	–
Financials	68,714,565	–	68,289,565	425,000
Foreign Government	2,121,734	–	2,121,734	–
Mortgage-Backed Securities	184,181,246	–	184,181,246	–
Technology	16,460,990	–	16,460,990	–
Transportation	4,429,372	–	4,429,372	–
U.S. Government and Agencies	151,672,828	–	151,672,828	–
Utilities	19,531,138	–	19,531,138	–

Common Stock
Consumer Discretionary	57,194,734	54,560,816	2,633,918	–
Consumer Staples	17,244,803	15,840,117	1,404,686	–
Energy	18,469,764	17,094,799	1,374,965	–
Financials	101,578,161	98,228,916	3,349,245	–
Health Care	49,437,705	47,884,903	1,552,802	–
Industrials	71,221,343	68,517,704	2,703,639	–
Information Technology	105,879,140	105,369,370	509,770	–
Materials	23,586,543	21,904,042	1,682,499	2
Real Estate	18,630,863	18,025,349	605,514	–
Telecommunications Services	3,446,786	2,356,943	1,089,843	–
Utilities	9,751,207	9,402,128	349,079	–

Preferred Stock
Consumer Staples	294,875	–	294,875	–
Energy	47,619	–	47,619	–
Short-Term Investments	16,179,515	–	16,179,515	–

Subtotal Investments in Securities	$2,039,344,814	$1,335,372,660	$701,317,271	$2,654,883

Other Investments *	Total
Short-Term Investments	320,859,071
Affiliated Fixed Income Holdings	34,026,832
Collateral Held for Securities Loaned	5,342,094

Subtotal Other Investments	$360,227,997

Total Investments at Value	$2,399,572,811

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	9,429,926	9,429,926	–	–

Total Asset Derivatives	$9,429,926	$9,429,926	$–	$–

Liability Derivatives
Futures Contracts	14,688,718	14,688,718	–	–

Total Liability Derivatives	$14,688,718	$14,688,718	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $15,190,830 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 10-Yr. U.S. Treasury Bond Future	102	December 2017	$12,960,522	$12,743,625	($216,897)
CBOT 5-Yr. U.S. Treasury Bond Future	126	December 2017	14,948,125	14,765,625	(182,500)
CBOT U.S. Long Bond	273	December 2017	42,393,512	41,623,969	(769,543)
ICE mini MSCI EAFE Index	1,860	December 2017	182,209,813	186,688,200	4,478,387
ICE US mini MSCI Emerging Markets Index	139	December 2017	7,592,954	7,813,190	220,236
S&P 500 Index Futures	171	December 2017	105,599,181	109,982,925	4,383,744
Total Futures Long Contracts					$7,913,427
CBOT 2-Yr. U.S. Treasury Note	(217)	December 2017	($46,942,542)	($46,732,985)	$209,557
CME E-mini NASDAQ 100 Index	(630)	December 2017	(74,685,954)	(78,746,849)	(4,060,895)
CME E-mini Russell 2000 Index	(392)	December 2017	(28,259,948)	(29,452,920)	(1,192,972)
CME Ultra Long Term U.S. Treasury Bond	(42)	December 2017	(7,058,814)	(6,920,812)	138,002
S&P 400 Index Mini-Futures	(756)	December 2017	(130,376,929)	(138,642,840)	(8,265,911)
Total Futures Short Contracts					($13,172,219)
Total Futures Contracts					($5,258,792)

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$347,559
Total Interest Rate Contracts		347,559

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,082,367
Total Equity Contracts		9,082,367

Total Asset Derivatives		$9,429,926

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,168,940
Total Interest Rate Contracts		1,168,940

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	13,519,778
Total Equity Contracts		13,519,778

Total Liability Derivatives		$14,688,718

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(180,289)
Total Interest Rate Contracts		(180,289)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	17,476,719
Total Equity Contracts		17,476,719

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(573,940)
Total Credit Contracts		(573,940)

Total		$16,722,490

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(364,447)
Total Interest Rate Contracts		(364,447)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,022,181)
Total Equity Contracts		(2,022,181)

Total		($2,386,628)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$384,220,777	18.8%	N/A	N/A	N/A
Interest Rate Contracts	105,779,134	5.2	N/A	N/A	1
Credit Contracts	N/A	N/A	$513,522	<0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 -10/31/2017
Cash Management Trust- Collateral Investment	$3,758	$78,596	$77,012	$–	$–	5,342	$5,342	$52
Core Emerging Markets Debt	–	34,448	–	–	(421)	3,451	34,027	157
Core Short-Term Reserve	286,690	383,827	349,658	–	–	32,086	320,859	3,649
High Yield	33,619	1,911	–	–	1,008	7,457	36,537	1,929
Income	107,291	3,764	–	–	167	12,011	111,222	3,608
Large Cap Growth	109,077	595	–	–	27,316	12,198	136,988	–
Large Cap Stock	39,715	1,736	–	–	7,422	1,657	48,873	619
Large Cap Value	144,259	7,195	–	–	24,846	7,719	176,300	2,392
Limited Maturity Bond	61,985	1,180	–	–	2	5,061	63,167	1,180
Mid Cap Stock	79,442	3,604	–	–	17,083	3,448	100,128	335
Partner Worldwide Allocation	110,849	2,569	–	–	19,849	11,690	133,267	2,569
Small Cap Stock	22,016	1,023	–	–	6,757	1,109	29,796	110
Total Value and Income Earned	$998,701			$–	$104,029		$1,196,506	$16,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (0.9%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,363,168	0.1%

	Total	1,363,168

Capital Goods (0.1%)
	Other Securities^	1,477,245	0.1%

	Total	1,477,245

Communications Services (0.3%)
	Other Securities^	6,763,008	0.3%

	Total	6,763,008

Consumer Cyclical (0.1%)
	Other Securities^	3,139,212	0.1%

	Total	3,139,212

Consumer Non-Cyclical (0.1%)
	Other Securities^	3,336,963	0.1%

	Total	3,336,963

Energy (<0.1%)
	Other Securities^	847,874	<0.1%

	Total	847,874

Financials (0.1%)
	Other Securities^	2,112,817	0.1%

	Total	2,112,817

Technology (0.1%)
	Other Securities^	1,197,356	0.1%

	Total	1,197,356

Transportation (<0.1%)
	Other Securities^	755,287	<0.1%

	Total	755,287

Utilities (<0.1%)
	Other Securities^	946,204	<0.1%

	Total	946,204

	Total Bank Loans (cost $22,164,336)	21,939,134

Shares	Registered Investment Companies (45.7%)	Value	% of Net Assets
Affiliated Equity Holdings (38.5%)
15,496,629	Thrivent Large Cap Growth Fund, Class S	174,027,143	7.0%
4,235,748	Thrivent Large Cap Stock Fund, Class S	124,954,566	5.0%
9,066,625	Thrivent Large Cap Value Fund, Class S	207,081,722	8.4%
5,291,904	Thrivent Mid Cap Stock Fund, Class S	153,676,882	6.2%
21,804,906	Thrivent Partner Worldwide Allocation Fund, Class S	248,575,927	10.1%
1,689,533	Thrivent Small Cap Stock Fund, Class S	45,397,757	1.8%

	Total	953,713,997

Affiliated Fixed Income Holdings (5.5%)
1,998,955	Thrivent Core Emerging Markets Debt Fund	19,709,700	0.8%
4,262,143	Thrivent High Yield Fund, Class S	20,884,502	0.8%
6,645,089	Thrivent Income Fund, Class S	61,533,528	2.5%
2,819,896	Thrivent Limited Maturity Bond Fund, Class S	35,192,300	1.4%

	Total	137,320,030

Equity Funds/Exchange Traded Funds (0.8%)
48,259	SPDR S&P 500 ETF Trust	12,409,802	0.5%
	Other Securities^	6,303,845	0.3%

	Total	18,713,647

Fixed Income Funds/Exchange Traded
Funds (0.9%)
97,795	iShares iBoxx $ Investment Grade Corporate Bond ETF	11,846,886	0.5%
79,100	Vanguard Short-Term Corporate Bond ETF	6,331,164	0.3%
	Other Securities^	2,773,502	0.1%

	Total	20,951,552

	Total Registered Investment Companies (cost $812,842,039)	1,130,699,226

Shares	Common Stock (27.6%)	Value	% of Net Assets
Consumer Discretionary (3.5%)
5,890	Amazon.com, Inc.[a]	6,510,099	0.3%
147,274	Comcast Corporation	5,306,282	0.2%
54,380	Six Flags Entertainment Corporation	3,414,520	0.1%
	Other Securities^	71,577,583	2.9%

	Total	86,808,484

Consumer Staples (0.9%)
	Other Securities^	23,092,488	0.9%

	Total	23,092,488

Energy (0.9%)
	Other Securities^	22,284,140	0.9%

	Total	22,284,140

Financials (5.5%)
88,794	Citigroup, Inc.	6,526,359	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Common Stock (27.6%)	Value	% of Net Assets
Financials (5.5%) - continued
101,276	E*TRADE Financial Corporation[a]	$4,414,621	0.2%
31,440	First Republic Bank	3,062,256	0.1%
30,248	Hanover Insurance Group, Inc.	2,975,798	0.1%
88,573	Synovus Financial Corporation	4,149,645	0.2%
	Other Securities^	113,807,300	4.6%

	Total	134,935,979

Health Care (2.9%)
25,472	Johnson & Johnson	3,551,052	0.2%
43,810	Medtronic plc	3,527,581	0.2%
92,350	Pfizer, Inc.	3,237,791	0.1%
27,678	UnitedHealth Group, Inc.	5,818,469	0.2%
	Other Securities^	56,556,115	2.2%

	Total	72,691,008

Industrials (4.3%)
82,813	Southwest Airlines Company	4,460,308	0.2%
43,225	Waste Connections, Inc.	3,054,711	0.1%
	Other Securities^	98,576,273	4.0%

	Total	106,091,292

Information Technology (6.6%)
3,372	Alphabet, Inc., Class Aa	3,483,411	0.1%
26,854	Apple, Inc.	4,539,400	0.2%
30,623	Arista Networks, Inc.[a]	6,121,231	0.3%
42,625	Arrow Electronics, Inc.[a]	3,563,024	0.1%
127,243	Cisco Systems, Inc.	4,345,348	0.2%
54,240	Dolby Laboratories, Inc.	3,142,666	0.1%
26,060	Facebook, Inc.[a]	4,692,364	0.2%
93,600	FLIR Systems, Inc.	4,382,352	0.2%
14,320	Lam Research Corporation	2,986,722	0.1%
36,117	MasterCard, Inc.	5,373,126	0.2%
66,714	Microsoft Corporation	5,549,271	0.2%
70,889	Oracle Corporation	3,608,250	0.2%
48,231	PayPal Holdings, Inc.[a]	3,499,641	0.1%
34,475	Red Hat, Inc.[a]	4,165,614	0.2%
33,430	Visa, Inc.	3,676,631	0.2%
	Other Securities^	100,423,894	4.0%

	Total	163,552,945

Materials (1.3%)
	Other Securities^	31,694,037	1.3%

	Total	31,694,037

Real Estate (1.1%)
	Other Securities^	26,257,590	1.1%

	Total	26,257,590

Telecommunications Services (0.1%)
	Other Securities^	3,079,684	0.1%

	Total	3,079,684

Utilities (0.5%)
84,890	OGE Energy Corporation	3,127,348	0.1%
	Other Securities^	9,842,999	0.4%

	Total	12,970,347

	Total Common Stock (cost $535,810,997)	683,457,994

Principal Amount	Long-Term Fixed Income (15.0%)	Value	% of Net Assets
Asset-Backed Securities (0.7%)
	Other Securities^	17,433,718	0.7%

	Total	17,433,718

Basic Materials (0.2%)
	Other Securities^	5,323,582	0.2%

	Total	5,323,582

Capital Goods (0.3%)
	Other Securities^	7,846,768	0.3%

	Total	7,846,768

Collateralized Mortgage Obligations (0.5%)
	Federal National Mortgage Association
$698,005	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	90,778	<0.1%
	Other Securities^	11,463,794	0.5%

	Total	11,554,572

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association - ACES
2,611,190	2.417% - 2.961%, 9/25/2026 - 2/25/2027, Ser. 2017-M7, Class A2[c]	2,601,727	0.1%
	Federal National Mortgage Association Grantor Trust
924,802	2.898%, 6/25/2027, Ser. 2017-T1, Class A	917,759	<0.1%
	Other Securities^	9,147,732	0.4%

	Total	12,667,218

Communications Services (0.6%)
	Other Securities^	15,232,071	0.6%

	Total	15,232,071

Consumer Cyclical (0.4%)
	Other Securities^	10,403,868	0.4%

	Total	10,403,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value	% of Net Assets
Consumer Non-Cyclical (0.6%)
	Other Securities^	$16,021,229	0.6%

	Total	16,021,229

Energy (0.6%)
	Other Securities^	15,377,712	0.6%

	Total	15,377,712

Financials (1.6%)
	Other Securities^	38,595,775	1.6%

	Total	38,595,775

Foreign Government (0.1%)
	Other Securities^	1,286,112	0.1%

	Total	1,286,112

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
9,050,000	3.000%, 11/1/2032[d]	9,270,770	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,775,000	4.000%, 11/1/2047[d]	9,208,609	0.4%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
11,200,000	3.000%, 11/1/2047[d]	11,204,813	0.4%
44,500,000	3.500%, 11/1/2047[d]	45,734,181	1.8%
25,450,000	4.000%, 11/1/2047[d]	26,704,606	1.1%
6,050,000	4.500%, 11/1/2047[d]	6,466,646	0.3%
320,094	1.749% (LIBOR 12M + 1.550%), 7/1/2043[c]	330,219	<0.1%
193,029	2.041% (LIBOR 12M + 1.540%), 7/1/2043[c]	198,376	<0.1%
141,335	2.014% (LIBOR 12M + 1.530%), 8/1/2043[c]	144,739	<0.1%

	Total	109,262,959

Technology (0.4%)
	Other Securities^	9,535,514	0.4%

	Total	9,535,514

Transportation (0.1%)
	Other Securities^	2,402,510	0.1%

	Total	2,402,510

U.S. Government and Agencies (3.6%)
	U.S. Treasury Bonds
6,780,000	3.000%, 5/15/2042	6,992,934	0.3%
11,118,000	2.500%, 5/15/2046	10,290,665	0.4%
5,220,000	2.250% - 5.250%, 8/15/2027 - 8/15/2047	5,667,565	0.3%
	U.S. Treasury Bonds, TIPS
14,996,337	0.125%, 1/15/2023	14,929,384	0.6%
12,294,842	0.625%, 1/15/2026	12,446,661	0.5%
	U.S. Treasury Notes
3,500,000	1.375%, 9/30/2020	3,463,906	0.1%
8,634,000	1.125%, 8/31/2021	8,393,867	0.3%
6,000,000	1.875%, 7/31/2022	5,964,141	0.2%
4,800,000	2.000%, 4/30/2024	4,743,750	0.2%
4,000,000	2.000%, 11/15/2026	3,884,531	0.2%
11,858,000	1.000% - 2.125%, 10/15/2019 - 7/31/2024	11,718,970	0.5%

	Total	88,496,374

Utilities (0.4%)
	Other Securities^	11,065,833	0.4%

	Total	11,065,833

	Total Long-Term Fixed Income (cost $368,674,839)	372,505,815

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	265,527	<0.1%

	Total	265,527

Energy (<0.1%)
	Other Securities^	24,816	<0.1%

	Total	24,816

	Total Preferred Stock (cost $260,726)	290,343

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
2,793,337	Thrivent Cash Management Trust	2,793,337	0.1%

	Total Collateral Held for Securities Loaned (cost $2,793,337)	2,793,337

Shares or Principal Amount	Short-Term Investments (15.2%)[e]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
7,600,000	1.039%, 11/15/2017[f]	7,597,013	0.3%
3,100,000	1.035%, 11/17/2017[f]	3,098,608	0.1%
	U.S. Treasury Bills
650,000	1.020% - 1.077%, 12/7/2017 - 1/25/2018[g]	648,958	<0.1%
	Thrivent Core Short-Term Reserve Fund
35,731,823	1.350%	357,318,230	14.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares or Principal Amount	Short-Term Investments (15.2%)[e]	Value	% of Net Assets
	Other Securities^	$8,795,310	0.4%

	Total Short-Term Investments (cost $377,457,963)	377,458,119

	Total Investments (cost $2,120,004,237) 104.5%	$2,589,143,968

	Other Assets and Liabilities, Net (4.5%)	(112,369,365)

	Total Net Assets 100.0%	$2,476,774,603

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
c	Denotes variable rate securities. The rate shown is as of October 31, 2017.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	At October 31, 2017, $319,282 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderately Aggressive Allocation Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $12,337,702 or 0.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of October 31, 2017:

Securities Lending Transactions

Taxable Debt Security	$2,693,312

Total lending	$2,693,312
Gross amount payable upon return of collateral for securities loaned	$2,793,337

Net amounts due to counterparty	$100,025

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$494,984,543
Gross unrealized depreciation	(40,418,843)

Net unrealized appreciation (depreciation)	$454,565,700

Cost for federal income tax purposes	$2,299,918,982

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,363,168	–	1,200,368	162,800
Capital Goods	1,477,245	–	1,477,245	–
Communications Services	6,763,008	–	6,699,146	63,862
Consumer Cyclical	3,139,212	–	3,035,362	103,850
Consumer Non-Cyclical	3,336,963	–	3,336,963	–
Energy	847,874	–	731,437	116,437
Financials	2,112,817	–	2,112,817	–
Technology	1,197,356	–	1,197,356	–
Transportation	755,287	–	755,287	–
Utilities	946,204	–	844,204	102,000

Registered Investment Companies
Affiliated Equity Holdings	953,713,997	953,713,997	–	–
Affiliated Fixed Income Holdings	117,610,330	117,610,330	–	–
Equity Funds/Exchange Traded Funds	18,713,647	18,713,647	–	–
Fixed Income Funds/Exchange Traded Funds	20,951,552	20,951,552	–	–

Common Stock
Consumer Discretionary	86,808,484	84,434,541	2,373,943	–
Consumer Staples	23,092,488	21,823,657	1,268,831	–
Energy	22,284,140	21,046,754	1,237,386	–
Financials	134,935,979	131,918,820	3,017,159	–
Health Care	72,691,008	71,291,362	1,399,646	–
Industrials	106,091,292	103,659,191	2,432,101	–
Information Technology	163,552,945	163,095,600	457,345	–
Materials	31,694,037	30,187,766	1,506,269	2
Real Estate	26,257,590	25,702,612	554,978	–
Telecommunications Services	3,079,684	2,096,857	982,827	–
Utilities	12,970,347	12,654,827	315,520	–

Long-Term Fixed Income
Asset-Backed Securities	17,433,718	–	17,433,718	–
Basic Materials	5,323,582	–	5,323,582	–
Capital Goods	7,846,768	–	7,846,768	–
Collateralized Mortgage Obligations	11,554,572	–	11,554,572	–
Commercial Mortgage-Backed Securities	12,667,218	–	12,667,218	–
Communications Services	15,232,071	–	15,232,071	–
Consumer Cyclical	10,403,868	–	10,403,868	–
Consumer Non-Cyclical	16,021,229	–	15,423,623	597,606
Energy	15,377,712	–	15,377,712	–
Financials	38,595,775	–	38,345,775	250,000
Foreign Government	1,286,112	–	1,286,112	–
Mortgage-Backed Securities	109,262,959	–	109,262,959	–
Technology	9,535,514	–	9,535,514	–
Transportation	2,402,510	–	2,402,510	–
U.S. Government and Agencies	88,496,374	–	88,496,374	–
Utilities	11,065,833	–	11,065,833	–

Preferred Stock
Consumer Staples	265,527	–	265,527	–
Energy	24,816	–	24,816	–
Short-Term Investments	20,139,889	–	20,139,889	–

Subtotal Investments in Securities	$2,209,322,701	$1,778,901,513	$429,024,631	$1,396,557

Other Investments *	Total
Short-Term Investments	357,318,230
Affiliated Fixed Income Holdings	19,709,700
Collateral Held for Securities Loaned	2,793,337

Subtotal Other Investments	$379,821,267

Total Investments at Value	$2,589,143,968

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	19,582,019	19,582,019	–	–

Total Asset Derivatives	$19,582,019	$19,582,019	$–	$–

Liability Derivatives
Futures Contracts	23,660,243	23,660,243	–	–

Total Liability Derivatives	$23,660,243	$23,660,243	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $19,490,931 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 5-Yr. U.S. Treasury Bond Future	214	December 2017	$25,388,085	$25,078,125	($309,960)
CBOT U.S. Long Bond	49	December 2017	7,579,245	7,470,969	(108,276)
ICE mini MSCI EAFE Index	2,476	December 2017	242,555,101	248,516,120	5,961,019
S&P 500 Index Futures	511	December 2017	315,329,894	328,662,425	13,332,531
Total Futures Long Contracts					$18,875,314
CBOT 10-Yr. U.S. Treasury Bond Future	(88)	December 2017	($11,153,718)	($10,994,500)	$159,218
CBOT 2-Yr. U.S. Treasury Note	(76)	December 2017	(16,440,706)	(16,367,313)	73,393
CME E-mini NASDAQ 100 Index	(999)	December 2017	(118,430,585)	(124,870,005)	(6,439,420)
CME E-mini Russell 2000 Index	(949)	December 2017	(68,303,666)	(71,303,115)	(2,999,449)
CME Ultra Long Term U.S. Treasury Bond	(17)	December 2017	(2,857,139)	(2,801,281)	55,858
S&P 400 Index Mini-Futures	(1,189)	December 2017	(204,247,573)	(218,050,711)	(13,803,138)
Total Futures Short Contracts					($22,953,538)
Total Futures Contracts					($4,078,224)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$288,469
Total Interest Rate Contracts		288,469

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	19,293,550
Total Equity Contracts		19,293,550
Total Asset Derivatives		$19,582,019

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	418,236
Total Interest Rate Contracts		418,236

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	23,242,007
Total Equity Contracts		23,242,007
Total Liability Derivatives		$23,660,243

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	808,885
Total Interest Rate Contracts		808,885

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	31,906,765
Total Equity Contracts		31,906,765

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(332,281)
Total Credit Contracts		(332,281)
Total		$32,383,369

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(471,776)
Total Interest Rate Contracts		(471,776)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,689,410)
Total Equity Contracts		(1,689,410)
Total		($2,161,186)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$686,698,586	30.4%	N/A	N/A	N/A
Interest Rate Contracts	57,781,608	2.6	N/A	N/A	<0.1
Credit Contracts	N/A	N/A	$297,302	<0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 -10/31/2017
Cash Management Trust-Collateral Investment	$2,586	$35,152	$34,945	$–	$–	2,793	$2,793	$25
Core Emerging Markets Debt	–	19,953	–	–	(243)	1,999	19,710	91
Core Short-Term Reserve	231,632	413,032	287,346	–	–	35,732	357,318	3,658
High Yield	19,216	1,092	–	–	576	4,262	20,885	1,103
Income	59,359	2,082	–	–	92	6,645	61,534	1,996
Large Cap Growth	138,569	756	–	–	34,702	15,497	174,027	–
Large Cap Stock	101,540	4,439	–	–	18,975	4,236	124,955	1,584
Large Cap Value	169,446	8,451	–	–	29,184	9,067	207,082	2,809
Limited Maturity Bond	34,534	657	–	–	1	2,820	35,192	658
Mid Cap Stock	121,927	5,531	–	–	26,219	5,292	153,677	514
Partner Worldwide Allocation	206,761	4,791	–	–	37,024	21,805	248,576	4,791
Small Cap Stock	33,543	1,559	–	–	10,295	1,690	45,398	167
Total Value and Income Earned	$1,119,113			$–	$156,825		$1,451,147	$17,396

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (2.5%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,154,671	0.1%

	Total	1,154,671

Capital Goods (0.2%)
	Other Securities^	1,504,898	0.2%

	Total	1,504,898

Communications Services (0.8%)
	Other Securities^	6,614,785	0.8%

	Total	6,614,785

Consumer Cyclical (0.3%)
	Other Securities^	3,086,216	0.3%

	Total	3,086,216

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,197,172	0.4%

	Total	3,197,172

Energy (0.1%)
	Other Securities^	754,756	0.1%

	Total	754,756

Financials (0.2%)
	Other Securities^	2,103,570	0.2%

	Total	2,103,570

Technology (0.2%)
	Other Securities^	1,415,562	0.2%

	Total	1,415,562

Transportation (0.1%)
	Other Securities^	887,001	0.1%

	Total	887,001

Utilities (0.1%)
	Other Securities^	991,389	0.1%

	Total	991,389

	Total Bank Loans (cost $21,849,088)	21,710,020

Principal Amount	Long-Term Fixed Income (41.4%)	Value	% of Net Assets
Asset-Backed Securities (2.2%)
	Renaissance Home Equity Loan Trust
$1,594,405	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[a]	1,186,793	0.1%
	Other Securities^	17,595,212	2.1%

	Total	18,782,005

Basic Materials (0.5%)
	Other Securities^	4,534,802	0.5%

	Total	4,534,802

Capital Goods (0.9%)
	Other Securities^	7,561,440	0.9%

	Total	7,561,440

Collateralized Mortgage Obligations (1.4%)
	Federal Home Loan Mortgage Corporation
1,751,605	3.000% - 3.000%, 4/15/2028 - 2/15/2033, Ser. 4170, Class IGb	177,675	<0.1%
	Federal National Mortgage Association
1,602,827	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	208,453	<0.1%
	Other Securities^	11,652,710	1.4%

	Total	12,038,838

Commercial Mortgage-Backed Securities (1.3%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,450,000	3.002%, 1/25/2024, Ser. K725, Class A2	1,492,848	0.2%
1,077,588	2.776% - 3.430%, 3/25/2023 - 1/25/2027, Ser. K063, Class A2[c]	1,117,916	0.1%
	Federal National Mortgage Association - ACES
2,561,190	2.417% - 2.961%, 9/25/2026 - 2/25/2027, Ser. 2017-M2, Class A2[c]	2,551,297	0.2%
	Federal National Mortgage Association Grantor Trust
924,802	2.898%, 6/25/2027, Ser. 2017-T1, Class A	917,759	0.1%
	Other Securities^	5,397,311	0.7%

	Total	11,477,131

Communications Services (1.8%)
	Other Securities^	15,757,506	1.8%

	Total	15,757,506

Consumer Cyclical (1.1%)
	Other Securities^	9,565,641	1.1%

	Total	9,565,641

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value	% of Net Assets
Consumer Non-Cyclical (1.8%)
	Other Securities^	$15,505,504	1.8%

	Total	15,505,504

Energy (1.7%)
	Other Securities^	14,470,934	1.7%

	Total	14,470,934

Financials (4.6%)
	Other Securities^	39,312,510	4.6%

	Total	39,312,510

Foreign Government (0.1%)
	Other Securities^	1,238,753	0.1%

	Total	1,238,753

Mortgage-Backed Securities (12.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,470,000	3.000%, 11/1/2032[d]	4,579,043	0.5%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,070,000	4.000%, 11/1/2047[d]	11,617,014	1.3%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
1,257,515	1.749%, (LIBOR 12M + 1.550%) 7/1/2043c	1,297,288	0.2%
13,375,000	3.000%, 11/1/2047[d]	13,380,747	1.6%
39,650,000	3.500%, 11/1/2047[d]	40,749,669	4.7%
24,360,000	4.000%, 11/1/2047[d]	25,560,872	3.0%
8,400,000	4.500%, 11/1/2047[d]	8,978,485	1.0%

	Total	106,163,118

Technology (1.1%)
	Other Securities^	9,111,440	1.1%

	Total	9,111,440

Transportation (0.3%)
	Other Securities^	2,750,623	0.3%

	Total	2,750,623

U.S. Government and Agencies (9.0%)
	U.S. Treasury Bonds
2,000,000	3.000%, 5/15/2042	2,062,813	0.2%
4,999,000	2.500%, 5/15/2046	4,627,004	0.5%
1,005,000	3.000%, 5/15/2047	1,029,301	0.1%
2,050,000	2.250% - 4.375%,
	8/15/2027 - 8/15/2047	2,174,457	0.3%
	U.S. Treasury Bonds, TIPS
3,722,495	0.125%, 1/15/2023	3,705,876	0.4%
5,992,444	0.625%, 1/15/2026	6,066,440	0.7%
3,811,088	0.375%, 1/15/2027	3,760,047	0.4%
	U.S. Treasury Notes
2,300,000	0.875%, 3/31/2018	2,296,406	0.3%
2,150,000	1.000%, 11/30/2018	2,138,578	0.2%
2,500,000	0.750%, 2/15/2019	2,475,781	0.3%
1,900,000	1.000%, 10/15/2019	1,878,105	0.2%
5,620,000	1.500%, 10/31/2019	5,608,584	0.7%
5,500,000	1.375%, 9/30/2020	5,443,281	0.6%
9,370,000	1.125%, 8/31/2021	9,109,397	1.1%
1,500,000	1.875%, 2/28/2022	1,495,371	0.2%
16,000,000	2.125%, 6/30/2022	16,091,250	1.9%
4,000,000	1.875%, 7/31/2022	3,976,094	0.5%
1,500,000	2.125%, 7/31/2024	1,491,563	0.2%
1,755,000	1.375% - 1.625%,
	5/31/2021 - 8/15/2022	1,726,157	0.2%

	Total	77,156,505

Utilities (1.3%)
	Other Securities^	11,377,940	1.3%

	Total	11,377,940

	Total Long-Term Fixed Income (cost $354,082,872)	356,804,690

Shares	Registered Investment Companies (36.3%)	Value	% of Net Assets
Affiliated Equity Holdings (17.4%)
2,441,728	Thrivent Large Cap Growth Fund, Class S	27,420,600	3.2%
43,007	Thrivent Large Cap Stock Fund, Class S	1,268,721	0.1%
2,607,494	Thrivent Large Cap Value Fund, Class S	59,555,164	6.9%
561,535	Thrivent Mid Cap Stock Fund, Class S	16,306,982	1.9%
3,494,435	Thrivent Partner Worldwide Allocation Fund, Class S	39,836,563	4.6%
210,863	Thrivent Small Cap Stock Fund, Class S	5,665,880	0.7%

	Total	150,053,910

Affiliated Fixed Income Holdings (17.1%)
1,973,622	Thrivent Core Emerging Markets Debt Fund	19,459,916	2.3%
4,490,020	Thrivent High Yield Fund, Class S	22,001,074	2.5%
7,333,912	Thrivent Income Fund, Class S	67,911,971	7.9%
3,037,287	Thrivent Limited Maturity Bond Fund, Class S	37,905,519	4.4%

	Total	147,278,480

Equity Funds/Exchange Traded Funds (0.5%)
13,742	SPDR S&P 500 ETF Trust	3,533,755	0.4%
	Other Securities^	467,978	0.1%

	Total	4,001,733

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Registered Investment Companies (36.3%)	Value	% of Net Assets
Fixed Income Funds/Exchange Traded Funds (1.3%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	$1,684,000	0.2%
49,500	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,996,430	0.7%
39,500	Vanguard Short-Term Corporate Bond ETF	3,161,580	0.4%
	Other Securities^	127,175	<0.1%

	Total	10,969,185

	Total Registered Investment Companies (cost $241,241,449)	312,303,308

Shares	Common Stock (16.1%)	Value	% of Net Assets
Consumer Discretionary (1.9%)
1,705	Amazon.com, Inc.[e]	1,884,502	0.2%
56,110	Comcast Corporation	2,021,643	0.3%
15,412	Lowe’s Companies, Inc.	1,232,189	0.2%
	Other Securities^	11,557,500	1.2%

	Total	16,695,834

Consumer Staples (0.6%)
13,038	Wal-Mart Stores, Inc.	1,138,348	0.2%
	Other Securities^	3,609,908	0.4%

	Total	4,748,256

Energy (0.7%)
	Other Securities^	5,801,441	0.7%

	Total	5,801,441

Financials (3.4%)
45,885	Bank of America Corporation	1,256,790	0.2%
35,756	Citigroup, Inc.	2,628,066	0.3%
	Other Securities^	25,227,154	2.9%

	Total	29,112,010

Health Care (1.8%)
8,246	Johnson & Johnson	1,149,575	0.2%
15,990	Medtronic plc	1,287,515	0.2%
34,970	Pfizer, Inc.	1,226,048	0.2%
9,788	UnitedHealth Group, Inc.	2,057,633	0.3%
	Other Securities^	9,628,001	0.9%

	Total	15,348,772

Industrials (2.2%)
8,023	Honeywell International, Inc.	1,156,596	0.2%
	Other Securities^	17,955,151	2.0%

	Total	19,111,747

Information Technology (3.9%)
9,710	Apple, Inc.	1,641,378	0.2%
56,710	Cisco Systems, Inc.	1,936,646	0.2%
7,570	Facebook, Inc.[e]	1,363,054	0.2%
10,940	MasterCard, Inc.	1,627,544	0.2%
26,794	Microsoft Corporation	2,228,725	0.3%
29,231	Oracle Corporation	1,487,858	0.2%
8,734	Red Hat, Inc.[e]	1,055,329	0.1%
9,670	Visa, Inc.	1,063,507	0.1%
	Other Securities^	21,577,056	2.4%

	Total	33,981,097

Materials (0.7%)
	Other Securities^	5,923,219	0.7%

	Total	5,923,219

Real Estate (0.5%)
	Other Securities^	4,434,124	0.5%

	Total	4,434,124

Telecommunications Services (0.1%)
	Other Securities^	927,804	0.1%

	Total	927,804

Utilities (0.3%)
	Other Securities^	2,878,144	0.3%

	Total	2,878,144

	Total Common Stock (cost $107,971,584)	138,962,448

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	22,836	<0.1%

	Total	22,836

	Total Preferred Stock (cost $1,136)	22,836

Shares	Collateral Held for Securities Loaned (0.2%)	Value	% of Net Assets
2,075,383	Thrivent Cash Management Trust	2,075,383	0.2%

	Total Collateral Held for Securities Loaned (cost $2,075,383)	2,075,383

Shares or Principal Amount	Short-Term Investments (16.0%)[f]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
2,100,000	1.035%, 12/20/2017[g]	2,097,026	0.3%
	U.S. Treasury Bills
360,000	1.015%, 12/7/2017[h]	359,647	<0.1%
	Thrivent Core Short-Term Reserve Fund
13,315,412	1.350%	133,154,115	15.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares or Principal Amount	Short-Term Investments (16.0%)[f]	Value	% of Net Assets
	Other Securities^	$2,198,018	0.2%

	Total Short-Term Investments (cost $137,808,811)	137,808,806

	Total Investments (cost $865,030,323) 112.5%	$969,687,491

	Other Assets and Liabilities, Net (12.5%)	(108,114,974)

	Total Net Assets 100.0%	$861,572,517

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”. a Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
b	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
c	Denotes variable rate securities. The rate shown is as of October 31, 2017.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Non-income producing security.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At October 31, 2017, $259,745 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderately Conservative Allocation Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $13,918,354 or 1.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$2,013,811

Total lending	$2,013,811
Gross amount payable upon return of collateral for securities loaned	$2,075,383

Net amounts due to counterparty	$61,572

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange - traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$107,196,912
Gross unrealized depreciation	(8,226,498)

Net unrealized appreciation (depreciation)	$98,970,414
Cost for federal income tax purposes	$890,708,647

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,154,671	–	847,708	306,963
Capital Goods	1,504,898	–	1,504,898	–
Communications Services	6,614,785	–	6,550,923	63,862
Consumer Cyclical	3,086,216	–	2,989,066	97,150
Consumer Non-Cyclical	3,197,172	–	3,197,172	–
Energy	754,756	–	643,381	111,375
Financials	2,103,570	–	2,103,570	–
Technology	1,415,562	–	1,415,562	–
Transportation	887,001	–	887,001	–
Utilities	991,389	–	884,289	107,100

Long-Term Fixed Income
Asset-Backed Securities	18,782,005	–	18,782,005	–
Basic Materials	4,534,802	–	4,534,802	–
Capital Goods	7,561,440	–	7,561,440	–
Collateralized Mortgage Obligations	12,038,838	–	12,038,838	–
Commercial Mortgage-Backed Securities	11,477,131	–	11,477,131	–
Communications Services	15,757,506	–	15,757,506	–
Consumer Cyclical	9,565,641	–	9,565,641	–
Consumer Non-Cyclical	15,505,504	–	14,967,659	537,845
Energy	14,470,934	–	14,470,934	–
Financials	39,312,510	–	39,087,510	225,000
Foreign Government	1,238,753	–	1,238,753	–
Mortgage-Backed Securities	106,163,118	–	106,163,118	–
Technology	9,111,440	–	9,111,440	–
Transportation	2,750,623	–	2,750,623	–
U.S. Government and Agencies	77,156,505	–	77,156,505	–
Utilities	11,377,940	–	11,377,940	–

Registered Investment Companies
Affiliated Fixed Income Holdings	127,818,564	127,818,564	–	–
Affiliated Equity Holdings	150,053,910	150,053,910	–	–
Fixed Income Funds/Exchange Traded Funds	10,969,185	10,969,185	–	–
Equity Funds/Exchange Traded Funds	4,001,733	4,001,733	–	–

Common Stock
Consumer Discretionary	16,695,834	16,695,834	–	–
Consumer Staples	4,748,256	4,748,256	–	–
Energy	5,801,441	5,801,441	–	–
Financials	29,112,010	29,112,010	–	–
Health Care	15,348,772	15,348,772	–	–
Industrials	19,111,747	19,111,747	–	–
Information Technology	33,981,097	33,981,097	–	–
Materials^	5,923,219	5,923,219	–	0
Real Estate	4,434,124	4,434,124	–	–
Telecommunications Services	927,804	927,804	–	–
Utilities	2,878,144	2,878,144	–	–

Preferred Stock
Energy	22,836	–	22,836	–

Short-Term Investments	4,654,691	–	4,654,691	–

Subtotal Investments in Securities	$814,998,077	$431,805,840	$381,742,942	$1,449,295

Other Investments *	Total

Short-Term Investments	133,154,115
Affiliated Fixed Income Holdings	19,459,916
Collateral Held for Securities Loaned	2,075,383

Subtotal Other Investments	$154,689,414

Total Investments at Value	$969,687,491

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	1,329,271	1,329,271	–	–

Total Asset Derivatives	$1,329,271	$1,329,271	$–	$–

Liability Derivatives
Futures Contracts	3,361,619	3,361,619	–	–

Total Liability Derivatives	$3,361,619	$3,361,619	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $4,295,044 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 10-Yr. U.S. Treasury Bond Future	25	December 2017	$3,178,986	$3,123,437	($55,549)
CBOT 5-Yr. U.S. Treasury Bond Future	81	December 2017	9,609,509	9,492,188	(117,321)
CBOT U.S. Long Bond	171	December 2017	26,549,923	26,072,157	(477,766)
ICE mini MSCI EAFE Index	478	December 2017	46,826,120	47,976,860	1,150,740
ICE US mini MSCI Emerging Markets Index	40	December 2017	2,185,023	2,248,400	63,377
Total Futures Long Contracts					$563,481
CBOT 2-Yr. U.S. Treasury Note	(58)	December 2017	($12,546,855)	($12,490,844)	$56,011
CME E-mini NASDAQ 100 Index	(143)	December 2017	(16,952,526)	(17,874,285)	(921,759)
CME E-mini Russell 2000 Index	(66)	December 2017	(4,840,578)	(4,958,910)	(118,332)
CME Ultra Long Term U.S. Treasury Bond	(18)	December 2017	(3,025,206)	(2,966,063)	59,143
S&P 400 Index Mini-Futures	(153)	December 2017	(26,459,969)	(28,058,670)	(1,598,701)
S&P 500 Index Futures	(4)	December 2017	(2,500,509)	(2,572,700)	(72,191)
Total Futures Short Contracts					($2,595,829)
Total Futures Contracts					($2,032,348)

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$115,154
Total Interest Rate Contracts		115,154

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,214,117
Total Equity Contracts		1,214,117

Total Asset Derivatives		$1,329,271

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	650,636
Total Interest Rate Contracts		650,636

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,710,983
Total Equity Contracts		2,710,983

Total Liability Derivatives		$3,361,619

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(522,509)
Total Interest Rate Contracts		(522,509)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,299,410
Total Equity Contracts		3,299,410
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(339,833)
Total Credit Contracts		(339,833)

Total		$2,437,068

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(57,967)
Total Interest Rate Contracts		(57,967)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(772,043)
Total Equity Contracts		(772,043)

Total		($830,010)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)

Equity Contracts	$79,702,965	9.8%	N/A	N/A	N/A
Interest Rate Contracts	54,282,345	6.7	N/A	N/A	<0.1
Credit Contracts	N/A	N/A	$304,059	<0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 -10/31/2017
Cash Management Trust- Collateral Investment	$2,401	$36,220	$36,546	$–	$–	2,075	$2,075	$25
Core Emerging Markets Debt	–	19,701	–	–	(241)	1,974	19,460	90
Core Short-Term Reserve	148,810	137,943	153,599	–	–	13,315	133,154	1,632
High Yield	20,244	1,150	–	–	607	4,490	22,001	1,162
Income	65,512	2,298	–	–	102	7,334	67,912	2,203
Large Cap Growth	21,834	119	–	–	5,468	2,442	27,421	–
Large Cap Stock	1,031	45	–	–	193	43	1,269	16
Large Cap Value	48,731	2,430	–	–	8,393	2,607	59,555	808
Limited Maturity Bond	37,196	708	–	–	1	3,037	37,906	708
Mid Cap Stock	12,938	587	–	–	2,782	562	16,307	54
Partner Worldwide
Allocation	33,135	768	–	–	5,933	3,494	39,837	768
Small Cap Stock	4,186	195	–	–	1,285	211	5,666	21
Total Value and Income Earned	$396,018			$–	$24,523		$432,563	$7,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2017

Principal Amount	U.S. Government Agency Debt (87.8%)[a]	Value
	Federal Agricultural Mortgage Corporation
$4,050,000	1.170% , 2/28/2018	$4,034,337
3,500,000	1.134% (LIBOR 1M + -10.500%), 6/22/2018[b]	3,500,000
4,290,000	1.150% (FEDL 1M + -1.000%), 7/3/2018[b]	4,290,000
	Federal Farm Credit Bank
1,750,000	1.278% (LIBOR 1M + 4.000%), 2/5/2018[b]	1,751,112
100,000	1.155% , 2/8/2018	99,682
7,040,000	1.260% (FEDL 1M + 10.000%), 3/14/2018[b]	7,039,738
3,520,000	1.183% (USBMMY 3M + 5.000%), 12/5/2018[b]	3,519,806
4,380,000	1.213% (USBMMY 3M + 8.000%), 3/25/2019[b]	4,379,700
4,300,000	1.170% (FEDL 1M + 1.000%), 4/24/2019[b]	4,299,370
2,145,000	1.233% (USBMMY 3M + 10.000%), 7/3/2019[b]	2,144,820
10,525,000	1.148% (LIBOR 1M + -9.000%), 7/12/2019[b]	10,521,461
	Federal Home Loan Bank
6,595,000	1.030% , 11/1/2017	6,595,000
2,970,000	1.027% , 11/3/2017	2,969,830
1,400,000	1.030% , 11/6/2017	1,399,800
3,035,000	1.032% , 11/7/2017	3,034,478
4,390,000	1.025% , 11/8/2017	4,389,129
1,420,000	1.030% , 11/9/2017	1,419,675
10,550,000	1.015% , 11/10/2017	10,547,322
11,200,000	1.027% , 11/13/2017	11,196,165
13,377,000	1.024% , 11/15/2017	13,371,675
6,710,000	1.036% , 11/17/2017	6,706,911
1,600,000	5.000% , 11/17/2017	1,602,727
4,950,000	1.040% , 11/22/2017	4,946,997
2,520,000	1.020% , 11/24/2017	2,518,358
5,730,000	1.034% , 11/27/2017	5,725,719
4,250,000	1.027% , 11/29/2017	4,246,604
7,540,000	1.025% , 12/1/2017	7,533,562
1,700,000	1.035% , 12/4/2017	1,698,387
625,000	1.030% , 12/5/2017	624,392
2,860,000	1.083% , 12/6/2017	2,856,987
4,100,000	1.313% (LIBOR 1M + 7.500%), 12/7/2017[b]	4,101,102
600,000	1.041% , 12/8/2017	599,358
5,260,000	1.038% , 12/11/2017	5,253,932
750,000	1.030% , 12/13/2017	749,099
3,500,000	1.089% (LIBOR 1M + -15.000%), 12/13/2017[b]	3,500,029
6,761,000	1.043% , 12/15/2017	6,752,383
8,100,000	1.042% , 12/20/2017	8,088,512
4,200,000	1.050% , 12/27/2017	4,193,140
4,650,000	1.091% , 1/2/2018	4,641,261
4,030,000	1.070% , 1/3/2018	4,022,454
5,000,000	1.081% , 1/5/2018	4,990,240
2,870,000	1.095% , 1/9/2018	2,863,977
8,140,000	1.090% , 1/10/2018	8,122,756
1,875,000	1.085% , 1/11/2018	1,870,988
4,050,000	1.090% , 1/12/2018	4,041,171
1,400,000	1.120% , 1/16/2018	1,396,690
3,500,000	1.096% , 1/17/2018	3,491,795
2,000,000	1.096% , 1/19/2018	1,995,190
4,100,000	1.130% , 1/23/2018	4,089,318
300,000	1.120% , 1/31/2018	299,151
7,000,000	1.139% (LIBOR 1M + -10.000%), 12/14/2018[b]	7,000,000
4,290,000	1.139% (LIBOR 1M + -10.000%), 12/21/2018[b]	4,290,000
	Federal Home Loan Mortgage Corporation
1,700,000	1.000% , 12/15/2017	1,699,863
2,800,000	1.245% (LIBOR 3M + -8.000%), 12/20/2017[b]	2,800,589
3,500,000	5.000% , 12/29/2017	3,521,850
3,500,000	1.029% (LIBOR 3M + -28.000%), 8/10/2018[b]	3,500,000
	Federal National Mortgage Association
4,310,000	1.326% (LIBOR 3M + -3.000%), 1/11/2018[b]	4,310,000
3,500,000	0.875% , 2/8/2018	3,497,460
	Overseas Private Investment Corporation
8,720,000	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	8,720,000
4,500,000	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	4,500,000
2,200,000	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	2,200,000
5,929,825	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	5,929,825
5,063,158	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	5,063,158
2,368,430	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	2,368,430
4,989,180	1.120% (T-BILL 3M FLAT), 11/7/2017[b]	4,989,180
3,725,000	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	3,725,000
6,300,000	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	6,300,000
4,700,000	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	4,700,000
6,610,377	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	6,610,377
4,345,283	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	4,345,283
1,153,851	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	1,153,851
5,542,200	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	5,542,200
8,254,810	1.150% (T-BILL 3M FLAT), 11/7/2017[b]	8,254,810
4,100,000	1.170% (T-BILL 3M + 7.000%), 11/7/2017[b]	4,100,000
4,270,000	1.170% (T-BILL 3M FLAT), 11/7/2017[b]	4,270,000
4,500,000	1.190% (T-BILL 3M FLAT), 11/7/2017[b]	4,500,000
8,580,000	1.280% , 1/7/2018	8,614,836
4,290,000	1.300% , 1/12/2018	4,306,930
3,550,000	1.500% , 3/17/2018	3,583,223
2,900,000	1.380% , 4/30/2018	2,920,106
2,880,000	1.380% , 4/30/2018	2,899,967

	Total	354,243,228

Principal Amount	U.S. Treasury Debt (12.3%)[a]	Value
	U.S. Treasury Bills
3,500,000	1.051% , 12/28/2017	3,494,176

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2017

Principal Amount	U.S. Treasury Debt (12.3%)[a]	Value
$3,510,000	1.060% , 1/11/2018	$3,502,662
	U.S. Treasury Bonds
4,060,000	3.500% , 2/15/2018	4,087,194
	U.S. Treasury Notes
6,500,000	1.380% (USBMMY 3M + 27.200%), 1/31/2018[b]	6,502,115
4,060,000	2.750% , 2/28/2018	4,080,867
10,640,000	1.298% (USBMMY 3M + 19.000%), 4/30/2018[b]	10,644,006
12,450,000	1.282% (USBMMY 3M + 17.400%), 7/31/2018[b]	12,451,117
4,500,000	1.248% (USBMMY 3M + 14.000%), 1/31/2019[b]	4,501,075

	Total	49,263,212

	Total Investments (at amortized cost) 100.1%	$403,506,440

	Other Assets and Liabilities, Net (0.1)%	(315,725)

	Total Net Assets 100.0%	$403,190,715

[a]	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
[b]	Denotes variable rate securities. The rate shown is as of October 31, 2017.

Reference Rate Index:

FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money Market Yield

Cost for federal income tax purposes	$403,506,440

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	354,243,228	–	354,243,228	–
U.S. Treasury Debt	49,263,212	–	49,263,212	–

Total	$403,506,440	$–	$403,506,440	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value	% of Net Assets
Alabama (0.4%)
	Other Securities^	$6,499,272	0.4%

	Total	6,499,272

Alaska (0.7%)
	Other Securities^	10,775,000	0.7%

	Total	10,775,000

Arizona (1.0%)
	Other Securities^	15,749,623	1.0%

	Total	15,749,623

Arkansas (0.5%)
	Other Securities^	8,577,340	0.5%

	Total	8,577,340

California (10.8%)
	California Educational Fac. Auth. Rev. (Stanford University)
$6,000,000	5.250%, 4/1/2040	8,084,580	0.5%
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,b	6,184,850	0.4%
	California Various Purpose G.O.
20,245,000	5.250% - 6.000%, 4/1/2024 - 11/1/2039[b]	21,381,144	1.3%
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Ab	10,914,300	0.7%
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,694,160	0.5%
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	8,095,780	0.5%
	San Diego Unified School District G.O.
10,000,000	0.000%, 7/1/2033, Ser. Ab,c	11,654,200	0.7%
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Ser. E	7,545,580	0.5%
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,747,489	0.5%
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,716,240	0.3%
	State of California
3,330,000	5.250% - 5.250%, 3/1/2038[b]	3,377,663	0.2%
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,486,640	0.6%
	Other Securities^	63,862,475	4.1%

	Total	172,745,101

Colorado (3.7%)
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033[b]	11,064,169	0.7%
7,500,000	5.000% - 5.375%, 6/1/2032 - 6/1/2034, Ser. Ab	8,616,455	0.5%
	Other Securities^	39,496,954	2.5%

	Total	59,177,578

District of Columbia (0.9%)
	Other Securities^	14,617,980	0.9%

	Total	14,617,980

Florida (6.9%)
	Citizens Property Insurance Corporation Rev.
10,000,000	5.000%, 6/1/2022, Ser. A1	11,354,700	0.7%
	Higher Educational Fac. Financing Auth., FL Educational Fac. Rev. (Ringling College)
7,000,000	5.000%, 3/1/2042[d]	7,660,030	0.5%
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Bb	8,121,750	0.5%
8,000,000	5.500%, 10/1/2041, Ser. A	8,607,680	0.5%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,634,650	0.4%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[a,b]	2,140,080	0.1%
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. Ab	7,282,948	0.5%
	Other Securities^	59,692,561	3.7%

	Total	110,494,399

Georgia (1.0%)
	Other Securities^	15,858,755	1.0%

	Total	15,858,755

Hawaii (1.5%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,347,466	0.2%
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
6,395,000	5.125% - 5.250%, 11/15/2032 - 11/15/2037	7,067,063	0.5%
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,776,624	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value	% of Net Assets
Hawaii (1.5%)- continued
	Hawaii State Harbor System Rev.
$6,000,000	5.250%, 7/1/2030, Ser. A	$6,504,900	0.4%
	Other Securities^	5,675,544	0.3%

	Total	24,371,597

Illinois (6.4%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	10,725,882	0.7%
	Illinois Finance Auth. Rev. (DePaul University)
5,075,000	5.000% - 6.000%, 10/1/2032 - 10/1/2041[b]	5,846,912	0.4%
	Illinois Finance Auth. Rev. (Rush University Medical Center)
6,000,000	5.000% - 7.250%, 11/15/2027 - 11/1/2038, Ser. Ab	6,463,360	0.4%
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000%, 3/1/2034, Ser. A	3,874,740	0.2%
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured)
2,020,000	5.250%, 11/1/2035, Ser. Ba,b	2,102,295	0.1%
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
1,015,000	6.000%, 4/1/2018, Ser. Ca	1,028,692	0.1%
	Illinois Sales Tax Rev. (Build Illinois) (NATL-RE Insured)
8,050,000	5.750%, 6/15/2018, 2nd Ser.[a]	8,281,840	0.5%
	Illinois State Finance Auth. Rev.
700,000	5.000%, 8/1/2042, Ser. A	770,245	<0.1%
	Metropolitan Pier and Exposition Auth., IL Dedicated Tax Rev. (McCormick Place Expansion) (NATL-RE Insured)
5,695,000	5.500%, 6/15/2020[a]	5,771,996	0.4%
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Aa	16,521,412	1.0%
5,100,000	0.000% - 0.000%, 6/15/2024 - 12/15/2024, Ser. Aa	4,131,530	0.3%
	State of Illinois G.O.
7,000,000	5.000%, 11/1/2023, Ser. Dd	7,601,440	0.5%
8,250,000	5.000% - 5.500%, 3/1/2027 - 7/1/2038	8,786,708	0.5%
	State of Illinois G.O. Refg.
5,335,000	5.000%, 4/1/2018, Ser. A	5,409,637	0.3%
	Other Securities^	15,080,206	1.0%

	Total	102,396,895

Indiana (2.5%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Db	7,378,560	0.5%
	Other Securities^	32,996,437	2.0%

	Total	40,374,997

Iowa (1.1%)
	Other Securities^	18,077,497	1.1%

	Total	18,077,497

Kansas (0.6%)
	Other Securities^	9,499,536	0.6%

	Total	9,499,536

Kentucky (1.2%)
	Other Securities^	19,875,189	1.2%

	Total	19,875,189

Louisiana (2.6%)
	Louisiana State Gas and Fuels Tax Rev.
7,000,000	5.000%, 5/1/2045, Ser. Bb	7,650,650	0.5%
	Other Securities^	33,019,006	2.1%

	Total	40,669,656

Maryland (0.1%)
	Other Securities^	1,137,390	0.1%

	Total	1,137,390

Massachusetts (4.3%)
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046	7,394,790	0.5%
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	20,295,700	1.3%
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	9,058,703	0.6%
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	7,973,157	0.5%
	Other Securities^	23,566,527	1.4%

	Total	68,288,877

Michigan (2.6%)
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,263,500	0.7%
	Other Securities^	29,510,148	1.9%

	Total	40,773,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value	% of Net Assets
Minnesota (3.5%)
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
$6,945,000	5.000%, 11/15/2047, Ser. A	$7,979,874	0.5%
	Other Securities^	48,115,251	3.0%

	Total	56,095,125

Mississippi (0.3%)
	Other Securities^	5,475,867	0.3%

	Total	5,475,867

Missouri (0.4%)
	Other Securities^	6,069,744	0.4%

	Total	6,069,744

Nebraska (1.5%)
	Omaha, NE Public Power District Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,374,782	0.6%
	Other Securities^	14,374,144	0.9%

	Total	23,748,926

New Hampshire (0.1%)
	Other Securities^	2,140,600	0.1%

	Total	2,140,600

New Jersey (1.4%)
	New Jersey Economic Development Auth. Rev.
1,100,000	5.000%, 6/15/2042, Ser. D	1,178,903	0.1%
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. A	1,067,050	0.1%
	New Jersey G.O. (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Ser. La	1,027,600	0.1%
	New Jersey Transportation Trust Fund Auth. Rev.
2,645,000	5.250% - 5.250%, 6/15/2033 - 6/15/2034, Ser. AA	2,915,684	0.2%
	New Jersey Transportation Trust Fund Auth. Rev. Federal Highway Reimbursement Notes
10,000,000	5.000%, 6/15/2023, Ser. A-2	10,221,700	0.6%
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,607,445	0.1%
	Other Securities^	3,892,670	0.2%

	Total	21,911,052

New York (6.8%)
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,585,000	5.750%, 6/15/2040, Ser. A	8,831,218	0.5%
8,320,000	5.000% - 5.750%, 6/15/2040 - 6/15/2046, Ser. EEb	9,188,578	0.6%
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	14,264,829	0.9%
15,000,000	5.000%, 11/1/2033, Ser. D-1	17,035,800	1.1%
6,000,000	5.000%, 2/1/2043, Ser. A	6,957,240	0.4%
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	11,295,700	0.7%
	Other Securities^	41,080,075	2.6%

	Total	108,653,440

North Carolina (2.0%)
	Other Securities^	31,690,589	2.0%

	Total	31,690,589

North Dakota (0.4%)
	Other Securities^	6,018,394	0.4%

	Total	6,018,394

Ohio (5.5%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	15,836,612	1.0%
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,893,782	0.2%
	Ohio Higher Educational Facility Commission Rev. Refg. (Kenyon College)
4,740,000	5.250% - 5.250%, 7/1/2044[b]	5,202,701	0.3%
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,647,550	0.4%
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
1,080,000	6.500%, 10/1/2020, Ser. B	1,172,945	0.1%
2,745,000	5.000%, 12/1/2028	3,224,716	0.2%
	Ohio State Turnpike Commission Rev.
8,570,000	0.000%, 2/15/2034[c]	8,308,101	0.5%
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Aa	12,556,900	0.8%
2,000,000	5.500%, 2/15/2024, Ser. Aa	2,394,120	0.1%
	Other Securities^	30,113,102	1.9%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value	% of Net Assets
Ohio (5.5%)- continued

	Total	$87,350,529

Oklahoma (1.2%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,973,105	0.6%
	Other Securities^	10,829,748	0.6%

	Total	19,802,853

Oregon (0.3%)
	Other Securities^	5,276,411	0.3%

	Total	5,276,411

Pennsylvania (3.3%)
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,576,122	0.5%
	Pennsylvania Turnpike Commission Turnpike Rev.
7,950,000	5.000% - 5.000%, 12/1/2040 - 12/1/2046, Ser. B	8,996,614	0.6%
	Pennsylvania Turnpike Commission Turnpike Rev. (AGC Insured)
10,070,000	6.250%, 6/1/2038, Ser. Ca,b	10,372,201	0.7%
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,440,000	6.250%, 6/1/2033, Ser. Ca	13,252,223	0.8%
	Other Securities^	12,143,890	0.7%

	Total	52,341,050

South Carolina (2.2%)
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	11,434,014	0.7%
	Other Securities^	23,610,231	1.5%

	Total	35,044,245

South Dakota (0.3%)
	Other Securities^	4,497,862	0.3%

	Total	4,497,862

Tennessee (0.5%)
	Other Securities^	8,504,634	0.5%

	Total	8,504,634

Texas (11.1%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
3,000,000	5.000% - 6.000%, 8/15/2042 - 8/15/2043	3,373,540	0.2%
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
7,605,000	5.000% - 5.000%, 8/15/2036 - 8/15/2046, Ser. Aa	8,679,717	0.5%
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Ab	4,588,080	0.3%
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[a,b]	10,152,700	0.6%
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
11,800,000	0.900% - 0.900%, 3/1/2024[e]	11,800,000	0.7%
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	0.000%, 8/15/2024[a]	6,113,660	0.4%
	Harris County, TX Toll Road Rev. Refg.
11,500,000	5.000% - 5.250%, 8/15/2047, Ser. Bb	12,433,430	0.8%
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,b	14,000,500	0.9%
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Db	17,037,000	1.1%
	North Texas Tollway Auth. System Rev. Refg.
6,000,000	5.000% - 5.625%, 1/1/2033 - 1/1/2042, Ser. Bb	6,513,302	0.4%
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	0.000%, 1/1/2028, Ser. Da	3,731,450	0.2%
	State of Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	16,120,774	1.0%
	Other Securities^	63,297,835	4.0%

	Total	177,841,988

Utah (1.7%)
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
7,500,000	5.000%, 5/15/2046, Ser. B	8,599,425	0.5%
	Other Securities^	18,457,388	1.2%

	Total	27,056,813

Vermont (0.3%)
	Other Securities^	4,533,200	0.3%

	Total	4,533,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value	% of Net Assets
Virginia (1.8%)
	Virginia Commonwealth Transportation Board Rev.
$10,000,000	5.000%, 5/15/2034	$11,189,900	0.7%
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040[b]	2,126,500	0.1%
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	10,073,201	0.6%
	Other Securities^	5,164,265	0.4%

	Total	28,553,866

Washington (3.4%)
	State of Washington Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	14,177,275	0.9%
5,390,000	5.000%, 8/1/2021, Ser. A	6,100,079	0.4%
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[b]	2,936,246	0.2%
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,365,900	0.3%
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[b]	5,422,624	0.3%
	Other Securities^	20,149,071	1.3%

	Total	54,151,195

Wisconsin (2.5%)
	Wisconsin Health & Educational Fac. Auth. Rev. (Marquette University)
1,125,000	5.000%, 10/1/2033, Ser. B-1[b]	1,215,855	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. (Marshfield Clinic Health Systems)
2,000,000	5.000%, 2/15/2046, Ser. A	2,203,480	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
9,030,000	5.000% - 5.500%, 12/15/2038 - 12/15/2044	9,694,460	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,582,126	0.7%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	9,016,320	0.6%
	Other Securities^	7,101,207	0.4%

	Total	39,813,448

Wyoming (0.4%)
	Other Securities^	5,596,379	0.4%

	Total	5,596,379

	Total Long-Term Fixed Income (cost $1,503,957,802)	1,592,128,540

	Total Investments (cost $1,503,957,802) 99.7%	$1,592,128,540

	Other Assets and Liabilities, Net 0.3%	4,085,393

	Total Net Assets 100.0%	$1,596,213,933

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.
b	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.
c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes variable rate securities. The rate shown is as of October 31, 2017.

Municipal Bond Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $3,278,260 or 0.2% of total net assets.

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Company
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
C.O.P.	-	Certificate of Participation
CR	-	Custodian Receipts
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O.	-	Unlimited Tax General Obligation

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2017

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$94,087,620
Gross unrealized depreciation	(6,119,162)

Net unrealized appreciation (depreciation)	$87,968,458

Cost for federal income tax purposes	$1,504,160,082

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	188,877,795	–	188,877,795	–
Electric Revenue	52,449,999	–	52,449,999	–
Escrowed/Pre-refunded	347,523,677	–	347,523,677	–
General Obligation	163,602,762	–	163,602,762	–
Health Care	228,285,156	–	228,285,156	–
Housing Finance	26,385,476	–	26,385,476	–
Industrial Development Revenue	13,949,775	–	13,949,775	–
Other Revenue	105,600,477	–	105,600,477	–
Tax Revenue	101,439,528	–	101,439,528	–
Transportation	249,518,254	–	249,518,254	–
Water & Sewer	114,495,641	–	114,495,641	–

Total	$1,592,128,540	$–	$1,592,128,540	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (31.2%)	Value	% of Net Assets
Basic Materials (1.9%)
	Contura Energy, Inc., Term Loan
$1,741,150	6.280%, (LIBOR 2M + 0.050%) 3/17/2024[a]	$1,722,659	0.3%
	Other Securities^	8,503,725	1.6%

	Total	10,226,384

Capital Goods (2.1%)
	Berry Plastics Corporation, Term Loan
1,738,133	3.488%, (LIBOR 1M + 0.023%) 1/19/2024[a]	1,743,295	0.3%
	Cortes NP Intermediate Holding II Corporation, Term Loan
3,365,000	5.689%, (LIBOR 1M + 0.040%) 11/30/2023[a]	3,388,151	0.7%
	Sterigenics-Nordion Holdings, LLC, Term Loan
2,288,500	4.242%, (LIBOR 1M + 0.030%) 5/15/2022[a]	2,288,500	0.4%
	Other Securities^	3,591,717	0.7%

	Total	11,011,663

Communications Services (9.9%)
	Cengage Learning Acquisitions, Term Loan
2,186,793	5.485%, (LIBOR 1M + 0.043%) 6/7/2023[a]	2,045,330	0.4%
	CenturyLink, Inc., Term Loan
2,155,000	2.750%, (LIBOR 1M + 0.028%) 1/31/2025[a,b,c]	2,126,274	0.4%
	Coral-US Co-Borrower, LLC, Term Loan
4,375,000	4.742%, (LIBOR 1M + 0.035%) 11/19/2024[a]	4,390,706	0.8%
	Frontier Communications Corporation, Term Loan
1,920,187	4.990%, (LIBOR 1M + 0.038%) 6/1/2024[a]	1,825,196	0.3%
	Level 3 Financing, Inc., Term Loan
2,765,000	3.489%, (LIBOR 1M + 0.023%) 2/22/2024[a]	2,774,373	0.5%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	4.859%, (LIBOR 3M + 0.035%) 1/7/2022[a]	2,105,808	0.4%
	LTS Buyer, LLC, Term Loan
2,069,797	6.500%, (LIBOR 1M + 0.033%) 4/13/2020a	2,073,688	0.4%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,274,844	5.242%, (LIBOR 1M + 0.040%) 5/4/2022[a]	3,265,969	0.6%
	NEP/NCP Holdco, Inc., Term Loan
2,328,150	4.492%, (LIBOR 1M + 0.033%) 7/21/2022[a]	2,335,437	0.4%
	Sprint Communications, Inc., Term Loan
3,273,550	3.750%, (LIBOR 1M + 0.025%) 2/2/2024[a]	3,284,451	0.6%
	Unitymedia Finance, LLC, Term Loan
1,840,000	0.000%, (LIBOR 3M + 0.023%) 1/20/2026[a,b,c]	1,835,400	0.3%
	Univision Communications, Inc., Term Loan
1,890,641	3.992%, (LIBOR 1M + 0.028%) 3/15/2024[a]	1,883,551	0.4%
	WideOpenWest Finance, LLC, Term Loan
2,910,000	4.487%, (LIBOR 1M + 0.033%) 8/6/2023[a]	2,913,637	0.6%
	Other Securities^	19,168,034	3.8%

	Total	52,027,854

Consumer Cyclical (4.0%)
	Amaya Holdings BV, Term Loan
2,370,885	4.833%, (LIBOR 3M + 0.035%) 8/1/2021[a]	2,386,509	0.4%
	Golden Entertainment, Inc., Term Loan
2,625,000	4.240%, (LIBOR 3M + 0.030%) 8/15/2024[a,b,c]	2,626,103	0.5%
	Golden Nugget, Inc., Term Loan
2,119,643	4.526%, (LIBOR 1M + 0.033%) 10/4/2023[a]	2,140,543	0.4%
	Mohegan Tribal Gaming Authority, Term Loan
2,139,845	5.242%, (LIBOR 1M + 0.040%) 10/13/2023[a,b,c]	2,162,912	0.4%
	Scientific Games International, Inc., Term Loan
4,245,000	4.516%, (LIBOR 1M + 0.033%) 8/14/2024[a]	4,292,162	0.8%
	Other Securities^	7,375,672	1.5%

	Total	20,983,901

Consumer Non-Cyclical (4.4%)
	Air Medical Group Holdings, Inc., Term Loan
3,937,452	5.239%, (LIBOR 1M + 0.040%) 4/28/2022[a,b,c]	3,952,217	0.8%
	JBS USA LUX SA, Term Loan
3,198,925	3.739%, (LIBOR 1M + 0.025%) 10/30/2022[a]	3,128,965	0.6%
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,842,976	5.083%, (LIBOR 3M + 0.038%) 6/30/2021[a]	1,851,436	0.3%
	Valeant Pharmaceuticals International, Inc., Term Loan
3,448,579	5.990%, (LIBOR 1M + 0.048%) 4/1/2022[a]	3,524,034	0.7%
	Other Securities^	10,378,837	2.0%

	Total	22,835,489

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (31.2%)	Value	% of Net Assets
Energy (0.8%)
	Houston Fuel Oil Terminal, LLC, Term Loan
$1,990,552	4.830%, (LIBOR 3M + 0.035%) 8/19/2021[a]	$1,999,270	0.4%
	Other Securities^	2,370,784	0.4%

	Total	4,370,054

Financials (3.1%)
	ASP AMC Merger Sub, Inc., Term Loan
2,635,619	4.833%, (LIBOR 3M + 0.035%) 4/13/2024[a]	2,629,030	0.5%
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,239,387	3.489%, (LIBOR 1M + 0.023%) 4/3/2022[a]	2,256,048	0.4%
	Ineos Finance, LLC, Term Loan
2,335,957	3.941%, (LIBOR 1M + 0.028%) 3/31/2022[a]	2,337,055	0.4%
3,320,000	0.000%, (LIBOR 3M + 0.020%) 3/31/2024[a,b,c]	3,322,092	0.6%
	Other Securities^	5,506,154	1.2%

	Total	16,050,379

Technology (3.0%)
	First Data Corporation, Term Loan
3,613,275	3.738%, (LIBOR 1M + 0.025%) 4/26/2024[a]	3,627,475	0.7%
	Harland Clarke Holdings Corporation, Term Loan
2,295,000	0.000%, (LIBOR 3M + 0.048%) 10/31/2023[a,b,c]	2,303,606	0.4%
	Rackspace Hosting, Inc., Term Loan
1,810,463	4.311%, (LIBOR 2M + 0.030%) 11/3/2023[a]	1,809,340	0.4%
	Western Digital Corporation, Term Loan
2,922,913	3.990%, (LIBOR 1M + 0.028%) 4/29/2023[a]	2,931,681	0.6%
	Other Securities^	4,923,169	0.9%

	Total	15,595,271

Transportation (0.9%)
	Arctic LNG Carriers, Ltd., Term Loan
2,982,525	5.742%, (LIBOR 1M + 0.045%) 5/18/2023[a]	3,008,622	0.6%
	Other Securities^	1,914,665	0.3%

	Total	4,923,287

Utilities (1.1%)
	Calpine Corporation, Term Loan
1,880,760	4.090%, (LIBOR 3M + 0.028%) 1/15/2024[a]	1,888,978	0.4%
	Other Securities^	3,907,167	0.7%

	Total	5,796,145

	Total Bank Loans (cost $164,999,614)	163,820,427

Principal Amount	Long-Term Fixed Income (61.1%)	Value	% of Net Assets
Asset-Backed Securities (4.5%)
	Other Securities^	23,779,596	4.5%

	Total	23,779,596

Basic Materials (1.4%)
	Other Securities^	7,146,911	1.4%

	Total	7,146,911

Capital Goods (1.8%)
	Other Securities^	9,317,480	1.8%

	Total	9,317,480

Collateralized Mortgage Obligations (7.0%)
	Other Securities^	36,857,145	7.0%

	Total	36,857,145

Communications Services (2.5%)
	Other Securities^	13,276,958	2.5%

	Total	13,276,958

Consumer Cyclical (2.9%)
	Other Securities^	15,125,464	2.9%

	Total	15,125,464

Consumer Non-Cyclical (2.5%)
	Other Securities^	12,948,048	2.5%

	Total	12,948,048

Energy (3.1%)
	Petrobras Global Finance BV
1,351,000	7.375% - 8.375%, 5/23/2021 - 1/17/2027	1,531,695	0.3%
	Petroleos Mexicanos
115,000	6.375%, 2/4/2021	125,051	<0.1%
	Other Securities^	14,461,736	2.8%

	Total	16,118,482

Financials (5.9%)
	Other Securities^	31,091,631	5.9%

	Total	31,091,631

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value	% of Net Assets
Foreign Government (14.0%)
	Argentina Government International Bond
$2,225,000	7.500%, 4/22/2026	$2,514,250	0.5%
1,557,865	8.280%, 12/31/2033	1,816,470	0.3%
5,353,547	2.500% - 7.625%, 4/22/2021 - 4/22/2046[d]	5,330,329	1.0%
	Brazil Government International Bond
1,800,000	2.625%, 1/5/2023	1,740,600	0.3%
4,363,000	4.875% - 7.125%, 1/22/2021 - 2/21/2047[e]	4,628,312	1.0%
	Colombia Government International Bond
5,540,000	2.625% - 7.375%, 7/12/2021 - 6/15/2045[e]	5,921,482	1.2%
	Indonesia Government International Bond
1,744,000	5.125%, 1/15/2045[f]	1,935,266	0.4%
5,651,000	3.375% - 8.500%, 5/5/2021 - 1/15/2044[f]	6,591,972	1.3%
	Mexico Government International Bond
8,591,000	3.600% - 6.750%, 10/2/2023 - 10/12/2110	8,993,639	1.6%
	Russia Government International Bond
3,000,000	5.000%, 4/29/2020[f]	3,172,488	0.6%
2,631,500	4.875% - 7.500%, 9/16/2023 - 4/4/2042[f]	2,958,176	0.5%
	Turkey Government International Bond
9,634,000	4.250% - 7.000%, 6/5/2020 - 2/17/2045	9,904,818	1.8%
	Other Securities^	18,292,698	3.5%

	Total	73,800,500

Mortgage-Backed Securities (12.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,750,000	3.000%, 11/1/2032[c]	3,841,479	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,075,000	4.000%, 11/1/2047[c]	7,424,605	1.4%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
9,000,000	3.000%, 11/1/2047[c]	9,003,867	1.7%
26,500,000	3.500%, 11/1/2047[c]	27,234,962	5.2%
13,737,500	4.000%, 11/1/2047[c]	14,414,716	2.8%
2,900,000	4.500%, 11/1/2047[c]	3,099,715	0.6%

	Total	65,019,344

Technology (1.4%)
	Other Securities^	7,209,041	1.4%

	Total	7,209,041

Transportation (0.4%)
	Other Securities^	2,214,955	0.4%

	Total	2,214,955

Utilities (1.3%)
	Other Securities^	7,114,205	1.3%

	Total	7,114,205

	Total Long-Term Fixed Income (cost $314,827,500)	321,019,760

Shares	Registered Investment Companies (3.3%)	Value	% of Net Assets
Affiliated Fixed Income Holdings (0.2%)
112,155	Thrivent Core Emerging Markets Debt Fund	1,105,850	0.2%

	Total	1,105,850

Equity Funds/Exchange Traded Funds (0.2%)
	Other Securities^	1,182,367	0.2%

	Total	1,182,367

Fixed Income Funds/Exchange Traded Funds (2.9%)
240,000	PowerShares Senior Loan Portfolio	5,548,800	1.1%
46,445	Vanguard Short-Term Corporate Bond ETF	3,717,458	0.7%
	Other Securities^	5,579,870	1.1%

	Total	14,846,128

	Total Registered Investment Companies (cost $18,020,328)	17,134,345

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	396,234	0.1%

	Total	396,234

Energy (0.1%)
	Other Securities^	794,397	0.1%

	Total	794,397

Financials (1.2%)
	Other Securities^	6,061,365	1.2%

	Total	6,061,365

	Total Preferred Stock (cost $6,603,907)	7,251,996

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Common Stock (0.7%)	Value	% of Net Assets
Energy (0.2%)
	Other Securities^	$1,256,360	0.2%

	Total	1,256,360

Financials (0.4%)
	Other Securities^	1,826,101	0.4%

	Total	1,826,101

Materials (0.1%)
	Other Securities^	337,314	0.1%

	Total	337,314

	Total Common Stock (cost $3,111,665)	3,419,775

Shares	Collateral Held for Securities Loaned (1.0%)	Value	% of Net Assets
5,427,049	Thrivent Cash Management Trust	5,427,049	1.0%

	Total Collateral Held for Securities Loaned (cost $5,427,049)	5,427,049

Shares or Principal Amount	Short-Term Investments (16.9%)[g]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
8,821,694	1.350%	88,216,940	16.8%
	Other Securities^	699,261	0.1%

	Total Short-Term Investments (cost $88,916,217)	88,916,201

	Total Investments (cost $601,906,280) 115.6%	$606,989,553

	Other Assets and Liabilities, Net (15.6%)	(81,993,911)

	Total Net Assets 100.0%	$524,995,642

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
e	All or a portion of the security is on loan.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $67,551,895 or 12.9% of total net assets.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Opportunity Income Plus Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $18,459,945 or 3.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$5,222,491

Total lending	$5,222,491
Gross amount payable upon return of collateral for securities loaned	$5,427,049

Net amounts due to counterparty	$204,558

Definitions:

ETF - Exchange Traded Fund

Reference Rate Index:
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,571,750
Gross unrealized depreciation	(7,020,218)

Net unrealized appreciation (depreciation)	$4,551,532
Cost for federal income tax purposes	$576,679,949

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	10,226,384	–	8,133,384	2,093,000
Capital Goods	11,011,663	–	11,011,663	–
Communications Services	52,027,854	–	51,590,642	437,212
Consumer Cyclical	20,983,901	–	20,514,901	469,000
Consumer Non-Cyclical	22,835,489	–	22,835,489	–
Energy	4,370,054	–	3,600,554	769,500
Financials	16,050,379	–	16,050,379	–
Technology	15,595,271	–	15,595,271	–
Transportation	4,923,287	–	4,923,287	–
Utilities	5,796,145	–	5,043,895	752,250

Long-Term Fixed Income
Asset-Backed Securities	23,779,596	–	23,779,596	–
Basic Materials	7,146,911	–	7,146,911	–
Capital Goods	9,317,480	–	9,317,480	–
Collateralized Mortgage Obligations	36,857,145	–	36,857,145	–
Communications Services	13,276,958	–	13,276,958	–
Consumer Cyclical	15,125,464	–	15,125,464	–
Consumer Non-Cyclical	12,948,048	–	12,948,048	–
Energy	16,118,482	–	16,118,482	–
Financials	31,091,631	–	31,091,631	–
Foreign Government	73,800,500	–	73,800,500	–
Mortgage-Backed Securities	65,019,344	–	65,019,344	–
Technology	7,209,041	–	7,209,041	–
Transportation	2,214,955	–	2,214,955	–
Utilities	7,114,205	–	7,114,205	–

Registered Investment Companies
Fixed Income Funds/Exchange Traded Funds	14,846,128	14,846,128	–	–
Equity Funds/Exchange Traded Funds	1,182,367	1,182,367	–	–

Preferred Stock
Consumer Staples	396,234	396,234	–	–
Energy	794,397	489,840	304,557	–
Financials	6,061,365	4,637,925	1,423,440	–

Common Stock
Energy	1,256,360	1,256,360	–	–
Financials	1,826,101	1,826,101	–	–
Materials	337,314	337,314	–	–
Short-Term Investments	699,261	–	699,261	–

Subtotal Investments in Securities	$512,239,714	$24,972,269	$482,746,483	$4,520,962

Other Investments *	Total

Short-Term Investments	88,216,940
Affiliated Fixed Income Holdings	1,105,850
Collateral Held for Securities Loaned	5,427,049

Subtotal Other Investments	$94,749,839

Total Investments at Value	$606,989,553

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	262,258	262,258	–	–

Total Asset Derivatives	$262,258	$262,258	$–	$–

Liability Derivatives
Futures Contracts	905,209	905,209	–	–
Call Options Written	19,013	–	–	19,013

Total Liability Derivatives	$924,222	$905,209	$–	$19,013

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The following table presents Opportunity Income Plus Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $699,261 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 5-Yr. U.S. Treasury Bond Future	113	December 2017	$13,405,858	$13,242,188	($163,670)
CME Ultra Long Term U.S. Treasury Bond	26	December 2017	4,372,351	4,284,312	(88,039)
Total Futures Long Contracts					($251,709)
CBOT 10-Yr. U.S. Treasury Bond Future	(70)	December 2017	($8,872,276)	($8,745,625)	$126,651
CBOT 2-Yr. U.S. Treasury Note	(73)	December 2017	(15,791,731)	(15,721,235)	70,496
CBOT U.S. Long Bond	(8)	December 2017	(1,245,412)	(1,219,750)	25,662
S&P 500 Index Futures	(24)	December 2017	(14,782,700)	(15,436,200)	(653,500)
Ultra 10-Yr. U.S. Treasury Note	(16)	December 2017	(2,182,199)	(2,142,750)	39,449
Total Futures Short Contracts					($391,242)
Total Futures Contracts					($642,951)

Reference Description:
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table presents Opportunity Income Plus Fund’s options contracts held as of October 31, 2017.

Option_Description (Underlying Security Description)	Counterparty	Number of Contracts	Exercise Price	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
FNMA Conventional 30-Yr. Pass Through Call Option(*)	JPM	(9)	$100.00	November 2017	(9,003,867)	($19,013)	$18,956
(Federal National Mortgage Association Conventional 30-Yr. Pass Through)
Total Options Written Contracts						($19,013)	$18,956

(*)	Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

Counterparty
JPM - J.P. Morgan

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$262,258
Total Interest Rate Contracts		262,258

Total Asset Derivatives		$262,258

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	251,709
Options Written	Liabilities - Open options written, at value	19,013
Total Interest Rate Contracts		270,722

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	653,500
Total Equity Contracts		653,500

Total Liability Derivatives		$924,222

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	77,922
Options Purchased	Net realized gains/(losses) on Investments	(44,390)
Futures	Net realized gains/(losses) on Futures contracts	1,196,935
Total Interest Rate Contracts		1,230,467

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,926,097)
Total Equity Contracts		(1,926,097)

Total		($695,630)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	18,956
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(83,201)
Total Interest Rate Contracts		(64,245)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(867,400)
Total Equity Contracts		(867,400)

Total		($931,645)

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$14,251,448	3.0%	N/A
Interest Rate Contracts	54,658,198	11.4	41

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)		Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust- Collateral Investment	$12,237	$84,037	$90,847	$–	$–		5,427	$5,427	$55
Core Emerging Markets Debt	–	1,111	–	–	(6)		112	1,106	4
Core Short-Term Reserve	60,152	327,705	299,640	–	–		8,822	88,217	871
Total Value and Income Earned	$72,389			$–		$(6)		$94,750	$930

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (92.0%)	Value
Brazil (12.4%)
29,200	Ambev SA	$186,377
34,400	Banco Bradesco SA ADR	363,608
11,600	BRF SAa	157,159
23,200	Lojas Renner SA	243,964
7,300	Multiplan Empreendimentos Imobiliarios SA	159,755
11,600	Ultrapar Participacoes SA	278,006
24,200	Vale SA ADR	236,918

	Total	1,625,787

Cayman Islands (2.3%)
36,000	China Resources Land, Ltd.	107,442
4,400	Tencent Holdings, Ltd.	197,758

	Total	305,200

Chile (2.4%)
5,200	Banco Santander Chile SA ADR	162,656
15,800	S.A.C.I. Falabella	150,920

	Total	313,576

China (6.4%)
5,097	China International Travel Service Corporation, Ltd.	31,824
35,596	Hangzhou Hikvision Digital Technology Company, Ltd.	211,137
3,099	Kweichow Moutai Company, Ltd.	289,137
20,600	Midea Group Company, Ltd.	158,558
22,197	Shanghai International Airport Company, Ltd.	146,609

	Total	837,265

Hong Kong (9.7%)
59,000	AIA Group, Ltd.	444,593
36,000	China Mobile, Ltd.	362,101
67,000	Hang Lung Group, Ltd.	235,417
6,144	Hong Kong Exchanges and Clearing, Ltd.	171,198
3,500	Swire Pacific, Ltd.	34,587
6,200	Swire Properties, Ltd.	20,951

	Total	1,268,847

Hungary (1.1%)
5,800	Richter Gedeon Nyrt	144,272

	Total	144,272

India (14.8%)
17,500	Aditya Birla Capital, Ltd. GDR[a]	48,065
12,500	Grasim Industries, Ltd. GDR	236,625
2,800	Hero Motocorp, Ltd.	166,639
10,700	Hindustan Unilever, Ltd.	204,488
18,339	Housing Development Finance Corporation	483,651
13,000	ITC, Ltd.	53,376
62,120	ITC, Ltd. GDR	255,251
8,040	Kotak Mahindra Bank, Ltd.	127,306
4,636	Tata Consultancy Services, Ltd.	187,920
2,600	Ultra Tech Cement, Ltd. GDR	176,664

	Total	1,939,985

Indonesia (5.0%)
550,500	Astra International Tbk PT	324,722
88,400	Indocement Tunggal Prakarsa Tbk PT	146,328
116,000	PT Bank Central Asia Tbk	$178,691

	Total	649,741

Malaysia (1.1%)
31,000	Public Bank Berhad	149,809

	Total	149,809

Mexico (5.6%)
3,600	Fomento Economico Mexicano SAB de CV ADR	315,900
950	Grupo Aeroportuario del Sureste SAB de CV ADR	169,851
42,267	Grupo Financiero Banorte SAB de CV ADR	250,448

	Total	736,199

Philippines (3.8%)
7,300	Ayala Corporation	145,672
195,000	Ayala Land, Inc.	163,325
95,600	Bank of the Philippine Islands	181,478

	Total	490,475

Poland (1.0%)
3,900	Bank Pekao SA	127,436

	Total	127,436

Portugal (1.1%)
7,800	Jeronimo Martins SGPS SA	141,719

	Total	141,719

Russia (2.7%)
2,400	Lukoil ADR	127,484
1,750	Magnit PJSC	230,143

	Total	357,627

South Africa (3.0%)
13,800	Massmart Holdings, Ltd.	104,485
17,100	MTN Group, Ltd.	148,481
25,800	Truworths International, Ltd.	137,515

	Total	390,481

South Korea (3.0%)
329	Amorepacific Corporation	52,418
716	Amorepacific Group	91,818
314	NAVER Corporation	250,971

	Total	395,207

Taiwan (5.5%)
36,000	Taiwan Mobile Company, Ltd.	128,348
73,000	Taiwan Semiconductor Manufacturing Company, Ltd.	590,154

	Total	718,502

Thailand (4.0%)
18,700	Siam Cement pcl	274,646
55,700	Siam Commercial Bank pcl	245,694

	Total	520,340

Turkey (4.0%)
66,400	Akbank TAS	175,653

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (92.0%)	Value
Turkey (4.0%) - continued
10,000	BIM Birlesik Magazalar AS	$204,077
52,100	Turkiye Garanti Bankasi AS	143,541

	Total	523,271

United Kingdom (1.1%)
697	BHP Billiton plc	12,575
12,546	Standard Chartered plc[a]	124,956

	Total	137,531

United States (2.0%)
6,430	Yum China Holding, Inc.	259,450

	Total	259,450

	Total Common Stock (cost $10,866,081)	12,032,720

Shares	Preferred Stock (5.3%)
South Korea (5.3%)
345	Samsung Electronics Company, Ltd.	690,981

	Total	690,981

	Total Preferred Stock (cost $349,249)	690,981

Shares or Principal Amount	Short-Term Investments (2.2%)[b]
28,891	Thrivent Core Short-Term Reserve Fund 1.350%	288,915

	Total Short-Term Investments (cost $288,915)	288,915

	Total Investments (cost $11,504,245) 99.5%	$13,012,616

	Other Assets and Liabilities, Net 0.5%	69,657

	Total Net Assets 100.0%	$13,082,273

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,024,154
Gross unrealized depreciation	(578,725)

Net unrealized appreciation (depreciation)	$1,445,429

Cost for federal income tax purposes	$11,567,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	1,473,592	259,450	1,214,142	–
Consumer Staples	2,286,348	315,900	1,970,448	–
Energy	405,490	–	405,490	–
Financials	3,524,455	574,329	2,950,126	–
Health Care	144,272	–	144,272	–
Industrials	423,902	169,851	254,051	–
Information Technology	1,226,803	–	1,226,803	–
Materials	1,294,893	413,582	881,311	–
Real Estate	614,035	–	614,035	–
Telecommunications Services	638,930	–	638,930	–

Preferred Stock
Information Technology	690,981	–	690,981	–

Subtotal Investments in Securities	$12,723,701	$1,733,112	$10,990,589	$–

Other Investments *	Total
Short-Term Investments	288,915

Subtotal Other Investments	$288,915

Total Investments at Value	$13,012,616

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 -10/31/2017
Core Short-Term Reserve	$215	$5,743	$5,669	$ –	$–	29	$289	$3
Total Value and Income Earned	$215			$ –	$–		$289	$3

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value	% of Net Assets
Australia (4.7%)
250,037	Australia & New Zealand Banking Group, Ltd.	$5,737,995	0.7%
	Other Securities^	37,004,101	4.0%

	Total	42,742,096

Austria (0.9%)
76,495	OMV AG	4,590,726	0.5%
	Other Securities^	3,253,308	0.4%

	Total	7,844,034

Belgium (0.9%)
23,279	Solvay SA	3,458,288	0.4%
	Other Securities^	5,190,238	0.5%

	Total	8,648,526

Bermuda (<0.1%)
	Other Securities^	50,309	<0.1%

	Total	50,309

Brazil (1.8%)
353,133	Banco Bradesco SA ADR	3,732,616	0.4%
	Other Securities^	12,815,054	1.4%

	Total	16,547,670

Canada (2.5%)
42,748	Canadian National Railway Company	3,439,788	0.4%
32,645	Dollarama, Inc.	3,633,942	0.4%
	Other Securities^	15,232,524	1.7%

	Total	22,306,254

Cayman Islands (0.6%)
	Other Securities^	5,696,058	0.6%

	Total	5,696,058

Chile (0.4%)
	Other Securities^	3,273,678	0.4%

	Total	3,273,678

China (1.0%)
	Other Securities^	9,341,115	1.0%

	Total	9,341,115

Denmark (1.4%)
	Other Securities^	13,204,663	1.4%

	Total	13,204,663

Faroe Islands (0.1%)
	Other Securities^	543,134	0.1%

	Total	543,134

Finland (1.2%)
226,310	UPM-Kymmene Oyj	6,796,603	0.8%
	Other Securities^	3,844,421	0.4%

	Total	10,641,024

France (5.5%)
135,545	AXA SA	4,091,889	0.4%
13,728	LVMH Moet Hennessy Louis Vuitton SE	4,094,558	0.5%
35,031	Sanofi	3,316,967	0.4%
89,699	Total SA	4,999,653	0.6%
	Other Securities^	33,883,707	3.6%

	Total	50,386,774

Germany (7.4%)
25,330	Allianz SE	5,913,512	0.7%
40,944	BASF SE	4,477,364	0.5%
48,695	Bayer AG	6,334,193	0.7%
81,785	Deutsche Post AG	3,749,031	0.4%
95,550	Evonik Industries AG	3,475,718	0.4%
49,452	SAP SE	5,650,513	0.6%
42,139	Siemens AG	6,052,539	0.7%
	Other Securities^	31,197,172	3.4%

	Total	66,850,042

Hong Kong (2.7%)
567,600	AIA Group, Ltd.	4,277,138	0.5%
370,500	China Mobile, Ltd.	3,726,627	0.4%
225,000	Sun Hung Kai Properties, Ltd.	3,680,865	0.4%
	Other Securities^	12,521,890	1.4%

	Total	24,206,520

Hungary (0.1%)
	Other Securities^	1,378,299	0.1%

	Total	1,378,299

India (2.2%)
188,191	Housing Development Finance Corporation	4,963,125	0.6%
826,201	ITC, Ltd.	3,392,216	0.4%
48,428	Ultra Tech Cement, Ltd.	3,293,979	0.4%
	Other Securities^	8,090,675	0.8%

	Total	19,739,995

Indonesia (0.8%)
5,662,400	Astra International Tbk PT	3,340,062	0.4%
	Other Securities^	3,647,612	0.4%

	Total	6,987,674

Ireland (0.4%)
	Other Securities^	3,568,198	0.4%

	Total	3,568,198

Israel (0.3%)
	Other Securities^	2,392,180	0.3%

	Total	2,392,180

Italy (1.6%)
	Other Securities^	14,939,646	1.6%

	Total	14,939,646

Japan (19.3%)
349,400	Honda Motor Company, Ltd.	10,949,175	1.2%
191,000	ITOCHU Corporation	3,345,679	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value	% of Net Assets
Japan (19.3%) - continued
2,054,000	Mizuho Financial Group, Inc.	$3,731,873	0.4%
124,700	Nippon Telegraph & Telephone Corporation	6,028,936	0.7%
891,978	Nissan Motor Company, Ltd.	8,674,820	1.0%
219,100	Osaka Gas Company, Ltd.	4,243,759	0.5%
46,700	SoftBank Group Corporation	4,138,656	0.4%
	Other Securities^	134,133,619	14.7%

	Total	175,246,517

Luxembourg (0.5%)
	Other Securities^	4,636,195	0.5%

	Total	4,636,195

Malaysia (0.2%)
	Other Securities^	1,481,173	0.2%

	Total	1,481,173

Mexico (0.8%)
	Other Securities^	7,683,532	0.8%

	Total	7,683,532

Netherlands (2.8%)
206,444	ABN AMRO Group NVa	6,375,890	0.7%
112,094	Unilever NV	6,511,534	0.7%
	Other Securities^	13,032,845	1.4%

	Total	25,920,269

New Zealand (0.1%)
	Other Securities^	893,262	0.1%

	Total	893,262

Norway (1.5%)
227,030	DnB ASA	4,381,541	0.5%
169,376	Telenor ASA	3,596,486	0.4%
	Other Securities^	5,294,280	0.6%

	Total	13,272,307

Philippines (0.5%)
	Other Securities^	4,631,974	0.5%

	Total	4,631,974

Poland (0.1%)
	Other Securities^	1,140,324	0.1%

	Total	1,140,324

Portugal (0.6%)
	Other Securities^	5,564,068	0.6%

	Total	5,564,068

Russia (0.4%)
	Other Securities^	3,331,829	0.4%

	Total	3,331,829

Singapore (0.3%)
	Other Securities^	2,502,447	0.3%

	Total	2,502,447

South Africa (0.4%)
	Other Securities^	3,999,231	0.4%

	Total	3,999,231

South Korea (0.5%)
	Other Securities^	4,392,476	0.5%

	Total	4,392,476

Spain (1.7%)
251,487	Repsol SA	4,712,717	0.5%
	Other Securities^	11,013,251	1.2%

	Total	15,725,968

Sweden (2.8%)
345,208	Nordea Bank AB	4,171,737	0.5%
348,512	Svenska Cellulosa AB SCA	3,272,518	0.4%
	Other Securities^	18,218,647	1.9%

	Total	25,662,902

Switzerland (4.8%)
95,249	Nestle SA	8,014,111	0.9%
59,226	Novartis AG	4,884,919	0.5%
27,185	Roche Holding AG-Genusschein	6,283,299	0.7%
	Other Securities^	24,414,209	2.7%

	Total	43,596,538

Taiwan (0.8%)
752,362	Taiwan Semiconductor Manufacturing Company, Ltd.	6,082,322	0.7%
	Other Securities^	1,144,793	0.1%

	Total	7,227,115

Thailand (0.6%)
	Other Securities^	5,374,855	0.6%

	Total	5,374,855

Turkey (0.6%)
	Other Securities^	5,141,203	0.6%

	Total	5,141,203

United Kingdom (12.5%)
187,319	BHP Billiton plc	3,391,518	0.4%
100,722	British American Tobacco plc	6,507,605	0.7%
127,010	Diageo plc	4,337,227	0.5%
1,904,072	HSBC Holdings plc	18,593,416	2.0%
16,919	Royal Dutch Shell plc	532,741	0.1%
87,554	Royal Dutch Shell plc, Class A	2,756,171	0.3%
232,593	Royal Dutch Shell plc, Class B	7,488,835	0.8%
62,403	Unilever plc	3,536,613	0.4%
	Other Securities^	66,248,215	7.3%

	Total	113,392,341

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value	% of Net Assets
	United States (0.3%)
	Other Securities^	$2,730,170	0.3%

	Total	2,730,170

	Total Common Stock (cost $690,107,183)	804,834,585

Principal Amount	Long-Term Fixed Income (8.5%)		% of Net Assets
	Angola (<0.1%)
	Other Securities^	228,900	<0.1%

	Total	228,900

	Argentina (0.7%)
	Other Securities^	5,662,447	0.7%

	Total	5,662,447

	Azerbaijan (<0.1%)
	Other Securities^	129,188	<0.1%

	Total	129,188

	Bahrain (<0.1%)
	Other Securities^	368,002	<0.1%

	Total	368,002

	Belize (<0.1%)
	Other Securities^	84,258	<0.1%

	Total	84,258

	Bermuda (0.1%)
	Other Securities^	724,092	0.1%

	Total	724,092

	Brazil (0.2%)
	Other Securities^	2,033,959	0.2%

	Total	2,033,959

	Bulgaria (0.1%)
	Other Securities^	815,903	0.1%

	Total	815,903

	Cayman Islands (<0.1%)
	Other Securities^	428,488	<0.1%

	Total	428,488

	Chile (0.2%)
	Other Securities^	1,491,106	0.2%

	Total	1,491,106

	Colombia (0.2%)
	Other Securities^	1,697,373	0.2%

	Total	1,697,373

Principal Amount	Long-Term Fixed Income (8.5%)	Value	% of Net Assets
	Costa Rica (0.2%)
	Other Securities^	1,528,680	0.2%

	Total	1,528,680

	Croatia (<0.1%)
	Other Securities^	294,761	<0.1%

	Total	294,761

	Dominican Republic (0.4%)
	Other Securities^	3,398,000	0.4%

	Total	3,398,000

	Ecuador (0.4%)
	Other Securities^	3,395,354	0.4%

	Total	3,395,354

	Egypt (<0.1%)
	Other Securities^	419,216	<0.1%

	Total	419,216

	El Salvador (0.1%)
	Other Securities^	928,200	0.1%

	Total	928,200

	Ghana (<0.1%)
	Other Securities^	237,886	<0.1%

	Total	237,886

	Guatemala (0.2%)
	Other Securities^	1,908,119	0.2%

	Total	1,908,119

	Honduras (0.1%)
	Other Securities^	784,447	0.1%

	Total	784,447

	Indonesia (0.7%)
	Other Securities^	6,479,491	0.7%

	Total	6,479,491

	Isle of Man (<0.1%)
	Other Securities^	207,685	<0.1%

	Total	207,685

	Israel (<0.1%)
	Other Securities^	128,977	<0.1%

	Total	128,977

	Italy (0.1%)
	Other Securities^	926,797	0.1%

	Total	926,797

	Ivory Coast (<0.1%)
	Other Securities^	207,659	<0.1%

	Total	207,659

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (8.5%)	Value	% of Net Assets
Japan (0.1%)
	Other Securities^	$670,516	0.1%

	Total	670,516

Kenya (0.1%)
	Other Securities^	872,928	0.1%

	Total	872,928

Kuwait (<0.1%)
	Other Securities^	346,800	<0.1%

	Total	346,800

Luxembourg (0.2%)
	Other Securities^	1,808,944	0.2%

	Total	1,808,944

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	798,613	0.1%

	Total	798,613

Mauritius (0.1%)
	Other Securities^	611,557	0.1%

	Total	611,557

Mexico (0.8%)
	Other Securities^	7,111,616	0.8%

	Total	7,111,616

Mongolia (<0.1%)
	Other Securities^	428,548	<0.1%

	Total	428,548

Netherlands (0.3%)
	Other Securities^	1,839,819	0.3%

	Total	1,839,819

Nigeria (0.1%)
	Other Securities^	868,207	0.1%

	Total	868,207

Panama (<0.1%)
	Other Securities^	53,875	<0.1%

	Total	53,875

Paraguay (0.2%)
	Other Securities^	1,613,600	0.2%

	Total	1,613,600

Peru (0.1%)
	Other Securities^	1,061,260	0.1%

	Total	1,061,260

Romania (0.1%)
	Other Securities^	1,217,809	0.1%

	Total	1,217,809

Russia (0.2%)
	Other Securities^	2,207,636	0.2%

	Total	2,207,636

South Africa (0.6%)
	Other Securities^	4,614,527	0.6%

	Total	4,614,527

Sri Lanka (0.1%)
	Other Securities^	836,257	0.1%

	Total	836,257

Supranational (<0.1%)
	Other Securities^	207,519	<0.1%

	Total	207,519

Suriname (0.1%)
	Other Securities^	520,200	0.1%

	Total	520,200

Tajikistan (<0.1%)
	Other Securities^	192,300	<0.1%

	Total	192,300

Turkey (0.6%)
	Other Securities^	5,717,673	0.6%

	Total	5,717,673

Ukraine (0.2%)
	Other Securities^	1,713,944	0.2%

	Total	1,713,944

United Arab Emirates (0.3%)
	Other Securities^	2,150,716	0.3%

	Total	2,150,716

United States (0.1%)
	Other Securities^	1,286,186	0.1%

	Total	1,286,186

Venezuela (0.4%)
	Other Securities^	3,162,070	0.4%

	Total	3,162,070

Vietnam (<0.1%)
	Other Securities^	137,000	<0.1%

	Total	137,000

Virgin Islands, British (<0.1%)
	Other Securities^	147,818	<0.1%

	Total	147,818

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (8.5%)	Value	% of Net Assets
Zambia (<0.1%)
	Other Securities^	$817,650	<0.1%

	Total	817,650

	Total Long-Term Fixed Income (cost $77,067,486)	77,524,576

Shares	Preferred Stock (1.1%)		% of Net Assets
Germany (0.2%)
	Other Securities^	2,012,748	0.2%

	Total	2,012,748

South Korea (0.9%)
3,730	Samsung Electronics Company, Ltd.	7,470,611	0.9%

	Total	7,470,611

	Total Preferred Stock (cost $4,732,383)	9,483,359

Shares	Registered Investment Companies (<0.1%)	Value	% of Net Assets
Equity Funds/Exchange Traded Funds (<0.1%)
	Other Securities^	242,452	<0.1%

	Total	242,452

	Total Registered Investment Companies (cost $242,031)	242,452

Shares or Principal Amount	Short-Term Investments (1.3%)[b]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
1,177,911	1.350%	11,779,105	1.3%
	Other Securities^	199,705	<0.1%

	Total Short-Term Investments ($11,978,810)	11,978,810

	Total Investments (cost $784,127,893) 99.5%	$904,063,782

	Other Assets and Liabilities, Net 0.5%	4,782,799

	Total Net Assets 100.0%	$908,846,581

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $39,993,153 or 4.4% of total net assets.

b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Partner Worldwide Allocation Fund held restricted securities as of October 31, 2017. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2017, the value of these investments was $3,605,567 or 0.4% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$140,291,726
Gross unrealized depreciation	(23,733,181)

Net unrealized appreciation (depreciation)	$116,558,545

Cost for federal income tax purposes	$791,639,883

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	118,218,305	2,445,210	115,773,095	–
Consumer Staples	87,017,461	3,211,650	83,805,811	–
Energy	44,871,418	–	44,871,418	–
Financials	154,289,170	5,567,063	148,721,760	347
Health Care	60,303,782	–	60,303,782	–
Industrials	126,759,704	1,698,505	125,061,199	–
Information Technology	66,346,451	3,061,729	63,284,722	–
Materials	80,486,749	2,296,695	78,190,054	–
Real Estate	29,335,542	–	29,335,542	–
Telecommunications Services	24,270,366	–	24,270,366	–
Utilities	12,935,637	–	12,935,637	–

Long-Term Fixed Income
Basic Materials	747,731	–	747,731	–
Capital Goods	297,994	–	297,994	–
Communications Services	3,921,184	–	3,921,184	–
Consumer Cyclical	472,201	–	472,201	–
Consumer Non-Cyclical	861,398	–	861,398	–
Energy	9,257,757	–	9,257,757	–
Financials	5,128,182	–	5,128,182	–
Foreign Government	54,668,236	–	54,668,236	–
Transportation	615,737	–	615,737	–
U.S. Municipals	289,913	–	289,913	–
Utilities	1,264,243	–	1,264,243	–

Preferred Stock
Consumer Staples	1,532,505	–	1,532,505	–
Health Care	480,243	–	480,243	–
Information Technology	7,470,611	–	7,470,611	–

Registered Investment Companies
Equity Funds/Exchange Traded Funds	242,452	242,452	–	–
Short-Term Investments	199,705	–	199,705	–

Subtotal Investments in Securities	$892,284,677	$18,523,304	$873,761,026	$347

Other Investments *	Total

Short-Term Investments	11,779,105

Subtotal Other Investments	$11,779,105

Total Investments at Value	$904,063,782

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	161,341	161,341	–	–
Foreign Currency Forward Contracts	1,116,221	–	1,116,221	–

Total Asset Derivatives	$1,277,562	$161,341	$1,116,221	$–

Liability Derivatives
Futures Contracts	117,229	117,229	–	–
Foreign Currency Forward Contracts	970,810	–	970,810	–

Total Liability Derivatives	$1,088,039	$117,229	$970,810	$–

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Partner Worldwide Allocation Fund’s futures contracts held as of October 31, 2017. Investments and/or cash totaling $522,250 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOT 10-Yr. U.S. Treasury Bond Future	3	December 2017	$373,177	$374,812	$1,635
CBOT 2-Yr. U.S. Treasury Note	29	December 2017	6,270,885	6,245,421	(25,464)
CBOT 5-Yr. U.S. Treasury Bond Future	54	December 2017	6,349,693	6,328,125	(21,568)
CBOT U.S. Long Bond	12	December 2017	1,846,970	1,829,625	(17,345)
CME Ultra Long Term U.S. Treasury Bond	13	December 2017	2,172,894	2,142,156	(30,738)
Eurex Euro STOXX 50 Index	22	December 2017	896,533	941,781	45,248
FTSE 100 Index	5	December 2017	489,139	495,930	6,791
ICE mini MSCI EAFE Index	26	December 2017	2,577,872	2,609,620	31,748
S&P ASX Share Price Index 200	2	December 2017	217,219	225,320	8,101
SGX MSCI Singapore Index	2	November 2017	55,570	55,602	32
TSE Tokyo Price Index	4	December 2017	554,628	620,202	65,574
Total Futures Long Contracts					$64,014
CME 3 Month Eurodollar	(19)	December 2018	($4,659,739)	($4,658,563)	$1,176
Eurex 10-Yr. Euro BUND	(20)	December 2017	(3,774,287)	(3,790,420)	(16,133)
Eurex 2-Yr. Euro SCHATZ	(6)	December 2017	(784,191)	(784,596)	(405)
Eurex 30-Yr. Euro BUXL	(1)	December 2017	(194,331)	(193,295)	1,036
Eurex 5-Yr. Euro BOBL	(18)	December 2017	(2,757,074)	(2,762,650)	(5,576)
Total Futures Short Contracts					($19,902)
Total Futures Contracts					$44,112

Reference Description:
ASX	-	Australian Securities Exchange
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
FTSE	-	Financial Times Stock Exchange
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s
SGX	-	Singapore Stock Exchange
TSE	-	Tokyo Stock Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table presents Partner Worldwide Allocation Fund’s foreign currency forward contracts held as of October 31, 2017.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Appreciation/ (Depreciation)

Purchases
Argentina Peso	MSC	1,145,410	11/1/2017	$64,896	$64,868	($28)
Argentina Peso	MSC	1,747,612	11/2/2017	98,036	98,973	937
Argentina Peso	BNP	2,177,063	11/8/2017	122,651	122,693	42
Argentina Peso	MSC	957,555	11/13/2017	54,000	53,800	(200)
Argentina Peso	BNP	668,325	11/13/2017	37,589	37,549	(40)
Argentina Peso	BNP	1,530,390	11/17/2017	85,880	85,773	(107)
Argentina Peso	MSC	3,228,218	11/21/2017	182,315	180,484	(1,831)
Argentina Peso	MSC	961,268	11/24/2017	54,000	53,643	(357)
Argentina Peso	MSC	1,664,864	11/27/2017	93,479	92,735	(744)
Argentina Peso	MSC	2,159,760	11/30/2017	121,557	120,077	(1,480)
Argentina Peso	MSC	2,840,330	12/11/2017	156,924	156,956	32
Argentina Peso	MSC	1,301,870	1/8/2018	71,166	70,753	(413)
Argentina Peso	MSC	3,218,119	1/22/2018	175,839	173,247	(2,592)
Argentina Peso	MSC	2,963,466	1/25/2018	162,000	159,212	(2,788)
Argentina Peso	MSC	1,795,690	1/31/2018	96,383	96,112	(271)
Argentina Peso	MSC	2,929,566	2/1/2018	157,137	156,720	(417)
Brazilian Real	MSC	6,098,141	11/3/2017	1,904,668	1,863,431	(41,237)
Brazilian Real	MSC	3,954,572	12/4/2017	1,204,756	1,203,749	(1,007)
Brazilian Real	MSC	77,155	1/3/2018	23,604	23,403	(201)
Chilean Peso	MSC	168,701,279	11/16/2017	269,512	265,146	(4,366)
Chilean Peso	MSC	85,044,440	12/4/2017	134,000	133,691	(309)
Chinese Yuan	MSC	3,170,930	11/10/2017	477,622	478,189	567
Chinese Yuan	MSC	887,359	11/13/2017	134,438	133,795	(643)
Chinese Yuan	SB	1,823,124	12/14/2017	275,085	274,432	(653)
Chinese Yuan Offshore	BNP	746,770	12/20/2017	113,096	112,236	(860)
Chinese Yuan Offshore	HSBC	3,023,760	12/20/2017	458,000	454,455	(3,545)
Chinese Yuan Offshore	MSC	7,391,818	12/20/2017	1,109,436	1,110,951	1,515
Chinese Yuan Offshore	DB	1,257,802	12/20/2017	189,643	189,041	(602)
Czech Republic Koruna	JPM	6,354,743	11/9/2017	259,123	288,669	29,546
Czech Republic Koruna	CITI	7,257,036	11/21/2017	284,447	329,957	45,510
Czech Republic Koruna	MSC	2,989,809	11/21/2017	117,208	135,938	18,730
Czech Republic Koruna	MSC	14,734,701	11/22/2017	648,061	669,996	21,935
Czech Republic Koruna	BNP	17,061,940	12/20/2017	782,313	777,788	(4,525)
Czech Republic Koruna	MSC	9,297,915	12/20/2017	422,769	423,856	1,087
Czech Republic Koruna	JPM	32,223,303	12/20/2017	1,476,621	1,468,935	(7,686)
Czech Republic Koruna	JPM	12,605,789	1/3/2018	488,295	575,313	87,018
Danish Krone	MSC	912,000	11/2/2017	142,835	142,762	(73)
Euro	MSC	247,748	11/9/2017	288,069	288,721	652
Euro	MSC	288,145	11/30/2017	334,569	336,154	1,585
Euro	MSC	3,359,144	12/20/2017	3,952,513	3,923,958	(28,555)
Euro	BNP	113,000	12/20/2017	135,007	132,000	(3,007)
Euro	BOA	113,000	12/20/2017	135,250	132,000	(3,250)
Euro	CITI	48,735	12/20/2017	57,924	56,930	(994)
Hong Kong Dollar	HSBC	3,597,481	3/27/2018	462,000	462,485	485
Hungarian Forint	MSC	285,352,796	12/20/2017	1,084,122	1,070,981	(13,141)
Hungarian Forint	JPM	179,318,777	12/20/2017	706,118	673,016	(33,102)
Indian Rupee	MSC	63,330,143	11/3/2017	964,643	977,377	12,734
Indian Rupee	MSC	45,666,641	11/13/2017	698,123	703,876	5,753
Indian Rupee	MSC	8,764,200	11/17/2017	135,000	135,017	17
Indian Rupee	MSC	8,794,845	11/27/2017	135,000	135,316	316

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Appreciation/ (Depreciation)

Purchases
Indian Rupee	MSC	4,018,244	11/30/2017	$61,795	$61,800	$5
Indian Rupee	MSC	5,340,390	12/4/2017	82,046	82,096	50
Indian Rupee	MSC	37,799,165	12/15/2017	579,920	580,322	402
Indian Rupee	MSC	46,330,303	1/25/2018	705,233	707,788	2,555
Indian Rupee	MSC	20,946,611	2/2/2018	320,236	319,685	(551)
Indonesian Rupiah	MSC	7,460,532,214	11/2/2017	549,224	550,086	862
Indonesian Rupiah	MSC	3,728,811,982	11/6/2017	275,216	274,810	(406)
Indonesian Rupiah	JPM	5,886,924,999	11/16/2017	437,040	433,525	(3,515)
Indonesian Rupiah	MSC	8,507,190,449	11/17/2017	627,062	626,435	(627)
Indonesian Rupiah	MSC	2,411,271,000	12/4/2017	177,000	177,315	315
Indonesian Rupiah	MSC	12,031,254,846	12/20/2017	882,644	883,491	847
Indonesian Rupiah	MSC	3,730,266,107	1/12/2018	272,401	273,298	897
Japanese Yen	MSC	38,809,000	11/6/2017	341,511	341,412	(99)
Mexican Peso	RBS	1,933,757	12/20/2017	106,976	99,997	(6,979)
Mexican Peso	MSC	63,405,741	12/20/2017	3,431,077	3,278,784	(152,293)
New Taiwan Dollar	MSC	13,558,151	11/13/2017	447,908	449,836	1,928
New Taiwan Dollar	MSC	4,083,075	11/20/2017	135,000	135,516	516
New Taiwan Dollar	MSC	4,760,041	1/23/2018	157,968	158,550	582
New Zealand Dollar	MSC	164,000	11/2/2017	112,222	112,225	3
Peruvian Nuevo Sol	MSC	441,113	11/13/2017	135,000	135,637	637
Peruvian Nuevo Sol	JPM	865,781	12/14/2017	265,414	265,871	457
Peruvian Nuevo Sol	MSC	1,309,864	12/14/2017	400,270	402,243	1,973
Philippines Peso	MSC	5,496,596	11/2/2017	106,292	106,472	180
Philippines Peso	MSC	5,195,347	11/6/2017	101,710	100,601	(1,109)
Philippines Peso	MSC	23,721,284	11/14/2017	462,450	459,119	(3,331)
Philippines Peso	MSC	6,949,800	11/17/2017	135,000	134,488	(512)
Polish Zloty	DB	3,625,865	12/20/2017	1,019,618	996,888	(22,730)
Polish Zloty	MSC	2,244,314	12/20/2017	616,623	617,047	424
Polish Zloty	BOA	367,717	12/20/2017	102,983	101,100	(1,883)
Polish Zloty	CITI	3,653,787	12/20/2017	1,026,604	1,004,565	(22,039)
Polish Zloty	JPM	968,948	12/20/2017	271,802	266,401	(5,401)
Polish Zloty	BNP	4,867,049	12/20/2017	1,370,903	1,338,137	(32,766)
Russian Ruble	CITI	23,772,439	12/14/2017	407,000	403,423	(3,577)
Russian Ruble	DB	41,205,978	12/14/2017	706,150	699,275	(6,875)
Russian Ruble	MSC	118,460,423	12/14/2017	2,026,333	2,010,300	(16,033)
Russian Ruble	CSFB	41,904,681	12/14/2017	720,941	711,132	(9,809)
Singapore Dollar	SB	471,709	12/20/2017	351,000	346,357	(4,643)
Singapore Dollar	WBC	413,466	12/20/2017	307,090	303,591	(3,499)
Singapore Dollar	MSC	1,786,074	12/20/2017	1,317,583	1,311,441	(6,142)
South African Rand	BNP	15,367,148	12/20/2017	1,163,758	1,077,856	(85,902)
South African Rand	MSC	21,281,075	12/20/2017	1,534,426	1,492,661	(41,765)
South African Rand	CITI	2,163,300	12/20/2017	162,000	151,735	(10,265)
South Korean Won	MSC	896,448,510	11/10/2017	795,367	800,293	4,926
South Korean Won	MSC	325,190,109	11/13/2017	285,878	290,325	4,447
South Korean Won	BNP	126,903,937	11/22/2017	112,556	113,316	760
South Korean Won	MSC	1,200,355,214	11/22/2017	1,051,309	1,071,832	20,523
South Korean Won	MSC	72,231,954	12/1/2017	64,235	64,508	273
Sweden Krona	MSC	1,239,000	11/2/2017	148,096	148,000	(96)
Swiss Franc	MSC	61,000	11/2/2017	61,162	61,144	(18)
Thai Baht	MSC	4,491,060	1/19/2018	136,000	135,289	(711)
Turkish Lira	BNP	479,563	12/20/2017	136,000	124,589	(11,411)
Turkish Lira	JPM	1,663,654	12/20/2017	471,718	432,211	(39,507)
Turkish Lira	CITI	385,906	12/20/2017	108,000	100,257	(7,743)
Turkish Lira	RBS	94,553	12/20/2017	26,650	24,565	(2,085)
Turkish Lira	MSC	7,800,391	12/20/2017	2,096,009	2,026,512	(69,497)
Turkish Lira	HSBC	476,068	12/20/2017	135,000	123,681	(11,319)
Total Purchases				$51,779,131	$51,306,992	($472,139)

Sales
Argentina Peso	MSC	1,145,410	11/1/2017	$64,896	$64,868	$28
Argentina Peso	MSC	1,747,612	11/2/2017	98,735	98,973	(238)
Argentina Peso	MSC	478,806	11/27/2017	27,097	26,670	427
Brazilian Real	MSC	6,098,141	11/3/2017	1,893,758	1,863,431	30,327
Chilean Peso	MSC	85,657,905	11/13/2017	135,000	134,620	380
Chilean Peso	MSC	167,578,506	11/16/2017	267,475	263,381	4,094

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Appreciation/ (Depreciation)

Sales
Chinese Yuan	MSC	4,337,947	11/10/2017	$651,802	$654,180	($2,378)
Chinese Yuan	MSC	1,619,903	11/13/2017	243,809	244,246	(437)
Chinese Yuan Offshore	BNP	1,285,356	12/20/2017	195,691	193,182	2,509
Chinese Yuan Offshore	BOA	898,574	12/20/2017	135,000	135,051	(51)
Chinese Yuan Offshore	HSBC	744,691	12/20/2017	112,045	111,923	122
Chinese Yuan Offshore	DB	1,786,883	12/20/2017	268,815	268,560	255
Chinese Yuan Offshore	SB	2,477,573	12/20/2017	371,872	372,366	(494)
Chinese Yuan Offshore	MSC	5,037,564	12/20/2017	754,553	757,119	(2,566)
Czech Republic Koruna	MSC	6,354,743	11/9/2017	288,069	288,669	(600)
Czech Republic Koruna	MSC	55,816,196	12/20/2017	2,545,047	2,544,443	604
Euro	MSC	330,000	11/2/2017	384,615	384,400	215
Euro	MSC	9,748	11/9/2017	11,321	11,360	(39)
Euro	JPM	238,000	11/9/2017	259,123	277,360	(18,237)
Euro	MSC	111,777	11/21/2017	117,208	130,342	(13,134)
Euro	CITI	271,271	11/21/2017	284,447	316,325	(31,878)
Euro	MSC	563,099	11/22/2017	648,061	656,655	(8,594)
Euro	MSC	5,449,697	11/30/2017	6,436,736	6,357,704	79,032
Euro	JPM	1,464,600	12/20/2017	1,748,423	1,710,863	37,560
Euro	CITI	3,224,648	12/20/2017	3,871,535	3,766,852	104,683
Euro	BNP	1,795,089	12/20/2017	2,153,216	2,096,921	56,295
Euro	MSC	1,694,357	12/20/2017	1,997,570	1,979,249	18,321
Euro	JPM	472,650	1/3/2018	488,295	552,617	(64,322)
Hong Kong Dollar	MSC	5,216,891	3/27/2018	670,784	670,673	111
Hong Kong Dollar	DB	854,343	3/27/2018	109,981	109,833	148
Hong Kong Dollar	SB	2,112,537	3/27/2018	273,168	271,584	1,584
Hong Kong Dollar	CITI	6,576,465	3/27/2018	850,279	845,457	4,822
Hong Kong Dollar	HSBC	3,315,718	3/27/2018	428,340	426,262	2,078
Hong Kong Dollar	SB	4,020,260	5/11/2018	519,000	517,170	1,830
Hong Kong Dollar	HSBC	5,236,742	9/19/2018	675,000	673,659	1,341
Hungarian Forint	BNP	35,036,420	12/20/2017	135,007	131,498	3,509
Hungarian Forint	MSC	35,435,203	12/20/2017	135,177	132,995	2,182
Hungarian Forint	BOA	26,371,429	12/20/2017	102,983	98,977	4,006
Indian Rupee	MSC	42,383,533	11/3/2017	644,166	654,108	(9,942)
Indian Rupee	MSC	15,910,952	11/13/2017	243,935	245,241	(1,306)
Indian Rupee	MSC	8,806,050	11/27/2017	135,000	135,488	(488)
Indonesian Rupiah	MSC	7,460,532,214	11/2/2017	549,640	550,086	(446)
Indonesian Rupiah	MSC	5,395,017,320	12/20/2017	396,926	396,172	754
Mexican Peso	MSC	55,993,600	11/29/2017	3,024,356	2,905,668	118,688
Mexican Peso	DB	973,171	12/20/2017	54,000	50,324	3,676
Mexican Peso	MSC	28,457,245	12/20/2017	1,513,048	1,471,557	41,491
Mexican Peso	CITI	8,243,295	12/20/2017	457,483	426,269	31,214
Mexican Peso	BOA	1,457,306	12/20/2017	81,000	75,359	5,641
Mexican Peso	RBS	4,337,927	12/20/2017	240,706	224,319	16,387
New Taiwan Dollar	MSC	45,108,731	11/13/2017	1,493,053	1,496,630	(3,577)
New Taiwan Dollar	MSC	22,964,197	11/20/2017	759,878	762,176	(2,298)
New Taiwan Dollar	MSC	15,067,341	12/20/2017	500,327	500,893	(566)
New Taiwan Dollar	MSC	25,625,164	1/23/2018	852,132	853,535	(1,403)
Peruvian Nuevo Sol	MSC	883,786	11/13/2017	270,000	271,755	(1,755)
Philippines Peso	MSC	5,496,596	11/2/2017	107,185	106,472	713
Philippines Peso	MSC	5,638,310	11/6/2017	109,811	109,179	632
Philippines Peso	MSC	6,972,750	11/13/2017	135,000	134,964	36
Philippines Peso	MSC	2,748,298	11/14/2017	52,979	53,193	(214)
Philippines Peso	MSC	13,915,429	11/17/2017	269,551	269,283	268
Philippines Peso	MSC	6,754,519	11/27/2017	130,220	130,633	(413)
Philippines Peso	MSC	20,603,989	12/21/2017	397,530	398,010	(480)
Polish Zloty	BOA	485,032	12/20/2017	135,250	133,354	1,896
Polish Zloty	CITI	209,603	12/20/2017	57,924	57,628	296
Polish Zloty	MSC	4,587,732	12/20/2017	1,272,293	1,261,342	10,951
Russian Ruble	MSC	159,335,403	12/14/2017	2,722,923	2,703,959	18,964
Singapore Dollar	DB	363,872	12/20/2017	270,000	267,176	2,824
Singapore Dollar	BNP	654,404	12/20/2017	487,915	480,502	7,413
Singapore Dollar	MSC	2,534,685	12/20/2017	1,861,310	1,861,116	194
South African Rand	MSC	21,032,739	11/14/2017	1,530,759	1,484,073	46,686
South African Rand	MSC	18,587,385	12/20/2017	1,345,418	1,303,725	41,693

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Appreciation/ (Depreciation)

Sales
South Korean Won	MSC	896,448,510	11/10/2017	$780,848	$800,293	($19,445)
South Korean Won	MSC	683,585,877	11/13/2017	603,339	610,295	(6,956)
South Korean Won	MSC	60,619,354	11/17/2017	53,622	54,124	(502)
South Korean Won	MSC	213,678,000	11/20/2017	189,000	190,793	(1,793)
South Korean Won	MSC	192,686,925	11/22/2017	169,112	172,056	(2,944)
South Korean Won	MSC	152,469,000	11/27/2017	135,000	136,156	(1,156)
South Korean Won	MSC	478,742,788	11/30/2017	426,725	427,545	(820)
South Korean Won	MSC	525,961,353	12/1/2017	470,000	469,721	279
Turkish Lira	JPM	194,430	12/20/2017	54,000	50,512	3,488
Turkish Lira	HSBC	190,944	12/20/2017	54,000	49,607	4,393
Turkish Lira	DB	193,444	12/20/2017	54,000	50,256	3,744
Turkish Lira	BNP	482,650	12/20/2017	136,000	125,391	10,609
Turkish Lira	RBS	1,066,301	12/20/2017	296,650	277,021	19,629
Turkish Lira	MSC	5,862,363	12/20/2017	1,591,018	1,523,018	68,000
Total Sales				$57,468,965	$56,851,415	$617,550
Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward Contracts						$145,411

Counterparty
BOA	-	Bank of America
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
WBC	-	Westpac Banking Corporation

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2017, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$3,847
Total Interest Rate Contracts		3,847

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	157,494
Total Equity Contracts		157,494

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,116,221
Total Foreign Exchange Contracts		1,116,221

Total Asset Derivatives		$1,277,562

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	117,229
Total Interest Rate Contracts		117,229

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	970,810
Total Foreign Exchange Contracts		970,810

Total Liability Derivatives		$1,088,039

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2017, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,034,739
Total Interest Rate Contracts		1,034,739

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(422,274)
Total Equity Contracts		(422,274)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	190,625
Total Foreign Exchange Contracts		190,625

Total		$803,090

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2017

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2017, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(614)
Total Interest Rate Contracts		(614)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	107,416
Total Equity Contracts		107,416

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(166,197)
Total Foreign Exchange Contracts		(166,197)

Total		($59,395)

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2017.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$5,440,659	0.7%	N/A	N/A
Interest Rate Contracts	26,006,903	3.2	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$77,649,091	9.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 - 10/31/2017
Cash Management Trust- Collateral Investment	$2,548	$13,802	$16,350	$–	$–	–	$–	$2
Core Short-Term Reserve	8,289	188,121	184,631	–	–	1,178	11,779	136
Total Value and Income Earned	$10,837			$–	$–		$11,779	$138

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (97.3%)	Value
Consumer Discretionary (10.3%)
34,930	Cedar Fair, LP	$2,186,618
58,563	Children’s Place, Inc.[a]	6,371,654
75,352	Core-Mark Holding Company, Inc.	2,566,489
73,850	G-III Apparel Group, Ltd.[b]	1,871,359
222,440	Michaels Companies, Inc.[b]	4,319,785
150,750	Nutrisystem, Inc.	7,529,963
46,970	Oxford Industries, Inc.	3,034,262
38,780	Papa John’s International, Inc.	2,638,979
371,830	Pinnacle Entertainment, Inc.[b]	9,619,242
34,280	Stamps.com, Inc.[a,b]	7,692,432
170,701	Tupperware Brands Corporation	10,028,684
93,630	Zoe’s Kitchen, Inc.[a,b]	1,149,776
115,260	Zumiez, Inc.[b]	2,034,339

	Total	61,043,582

Consumer Staples (3.5%)
34,006	Blue Buffalo Pet Products, Inc.[a,b]	983,794
567,700	Cott Corporation	8,515,500
44,740	John B. Sanfilippo & Son, Inc.	2,632,949
130,470	MGP Ingredients, Inc.[a]	8,866,741

	Total	20,998,984

Energy (2.2%)
252,510	Callon Petroleum Company[a,b]	2,800,336
108,730	Oil States International, Inc.[b]	2,506,226
120,490	RPC, Inc.[a]	2,929,112
451,795	WPX Energy, Inc.[b]	5,096,248

	Total	13,331,922

Financials (22.8%)
31,335	Argo Group International Holdings, Ltd.	1,972,538
241,349	Assured Guaranty, Ltd.	8,954,048
213,730	BancorpSouth, Inc.	6,753,868
114,992	Chemical Financial Corporation	6,058,929
256,426	CoBiz Financial, Inc.	5,241,347
72,770	First Interstate BancSystem, Inc.	2,859,861
177,495	Hamilton Lane, Inc.	4,879,338
120,100	Hancock Holding Company	5,854,875
283,671	Hanmi Financial Corporation	8,722,883
63,378	Hanover Insurance Group, Inc.	6,235,128
177,950	Heritage Commerce Corporation	2,736,871
214,609	Hope Bancorp, Inc.	3,959,536
144,560	Horace Mann Educators Corporation	6,331,728
165,829	Houlihan Lokey, Inc.	6,903,461
96,683	IBERIABANK Corporation	7,130,371
53,677	Infinity Property & Casualty Corporation	5,064,425
155,100	National Bank Holdings Corporation	5,090,382
71,980	Primerica, Inc.	6,370,230
56,600	Renasant Corporation	2,343,240
236,470	Santander Consumer USA Holdings Inc.[b]	3,934,861
96,397	State Auto Financial Corporation	2,471,619
215,812	Sterling Bancorp	5,406,091
120,182	Stifel Financial Corporation	6,373,251
218,320	Synovus Financial Corporation	10,228,292
134,270	United Community Banks, Inc.	3,681,683

	Total	135,558,856

Health Care (10.4%)
15,992	Align Technology, Inc.[b]	3,821,768
143,350	Catalent, Inc.[b]	6,105,277
41,781	Chemed Corporation	9,335,129
147,810	HMS Holdings Corporation[b]	2,843,864
150,380	Myriad Genetics, Inc.[b]	5,155,026
50,850	Neurocrine Biosciences, Inc.[b]	3,158,293
91,938	NuVasive, Inc.[b]	5,215,643
174,350	Omnicell, Inc.[b]	8,682,630
80,400	PerkinElmer, Inc.	5,814,528
24,390	Teleflex, Inc.	5,779,942
35,814	West Pharmaceutical Services, Inc.	3,631,540

	Total	62,115,788

Industrials (20.7%)
57,570	AGCO Corporation	3,947,575
203,480	AZZ, Inc.	9,726,344
100,180	BWX Technologies, Inc.	6,002,786
32,510	Curtiss-Wright Corporation	3,844,307
131,290	Encore Wire Corporation	5,927,743
80,700	Genesee & Wyoming, Inc.[b]	5,792,646
92,772	Granite Construction, Inc.	5,908,649
63,240	ICF International, Inc.[b]	3,395,988
161,860	Kirby Corporation[b]	11,467,781
48,420	Lindsay Corporation[a]	4,433,335
330,210	MRC Global, Inc.[b]	5,663,102
86,660	Orbital ATK, Inc.	11,519,714
86,140	Oshkosh Corporation	7,886,978
131,146	Raven Industries, Inc.	4,413,063
109,510	Saia, Inc.[b]	7,096,248
37,597	Tennant Company	2,607,352
134,640	Terex Corporation	6,342,890
145,220	TransUnion[b]	7,622,598
20,840	Valmont Industries, Inc.	3,311,476
91,219	Waste Connections, Inc.	6,446,447

	Total	123,357,022

Information Technology (18.1%)
104,202	Arista Networks, Inc.[b]	20,828,938
102,730	Belden, Inc.	8,209,154
52,640	Booz Allen Hamilton Holding Corporation	1,989,266
279,340	Ciena Corporation[b]	5,941,562
222,030	Computer Sciences Government Services, Inc.	7,102,740
57,200	Criteo SA ADR[a,b]	2,389,244
176,190	Dolby Laboratories, Inc.	10,208,449
44,996	DST Systems, Inc.	2,637,665
52,310	Envestnet, Inc.[b]	2,793,354
51,760	Guidewire Software, Inc.[b]	4,139,765
122,260	M/A-COM Technology Solutions Holdings, Inc.[a,b]	4,997,989
91,600	Microsemi Corporation[b]	4,888,692
237,800	National Instruments Corporation	10,701,000
147,602	Pegasystems, Inc.	8,605,196
55,340	Plexus Corporation[b]	3,399,536
23,895	Q2 Holdings, Inc.[b]	1,016,732
199,555	Virtusa Corporation[b]	7,615,019

	Total	107,464,301

Materials (3.5%)
63,974	Balchem Corporation	5,392,369
42,680	Materion Corporation	2,191,618
37,440	Neenah Paper, Inc.	3,249,792
42,681	Scotts Miracle-Gro Company	4,251,881

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (97.3%)	Value
Materials (3.5%) - continued
73,720	Sensient Technologies Corporation	$5,606,406

	Total	20,692,066

Real Estate (3.4%)
62,420	American Assets Trust, Inc.	2,421,272
221,777	Cousins Properties, Inc.	2,000,428
55,820	CyrusOne, Inc.	3,426,790
23,120	Mid-America Apartment Communities, Inc.	2,366,332
43,717	Pebblebrook Hotel Trust	1,558,948
120,500	Physicians Realty Trust	2,094,290
167,467	Terreno Realty Corporation	6,149,388

	Total	20,017,448

Utilities (2.4%)
91,660	MDU Resources Group, Inc.	2,506,901
68,780	New Jersey Resources Corporation	3,057,271
117,060	PNM Resources, Inc.	5,080,404
44,800	Southwest Gas Holdings, Inc.	3,691,072

	Total	14,335,648

	Total Common Stock (cost $416,169,309)	578,915,617

Shares	Registered Investment Companies (2.2%)	Value
Equity Funds/Exchange Traded Funds (2.2%)
74,730	Materials Select Sector SPDR Fund	4,409,070
47,780	SPDR S&P Biotech ETF[a]	3,996,319
89,860	SPDR S&P Oil & Gas Exploration & Production ETF	3,080,401
62,310	VanEck Vectors Oil Services ETF	1,510,394

	Total	12,996,184

	Total Registered Investment Companies (cost $10,348,898)	12,996,184

Shares	Collateral Held for Securities Loaned (7.0%)	Value
41,757,778	Thrivent Cash Management Trust	41,757,778

	Total Collateral Held for Securities Loaned (cost $41,757,778)	41,757,778

Shares or Principal Amount	Short-Term Investments (0.8%)[c]	Value
	Thrivent Core Short-Term Reserve Fund
465,312	1.350%	4,653,115

	Total Short-Term Investments (cost $4,653,115)	4,653,115

	Total Investments (cost $472,929,100) 107.3%	$638,322,694

	Other Assets and Liabilities, Net (7.3%)	(43,265,877)

	Total Net Assets 100.0%	$595,056,817

a	All or a portion of the security is on loan.
b	Non-income producingsecurity.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Fund as of October 31, 2017:

Securities Lending Transactions
Common Stock	$41,293,045

Total lending	$41,293,045
Gross amount payable upon return of collateral for securities loaned	$41,757,778

Net amounts due to counterparty	$464,733

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$173,877,213
Gross unrealized depreciation	(8,100,882)

Net unrealized appreciation (depreciation)	$165,776,331
Cost for federal income tax purposes	$472,546,363

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2017

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2017, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	61,043,582	61,043,582	–	–
Consumer Staples	20,998,984	20,998,984	–	–
Energy	13,331,922	13,331,922	–	–
Financials	135,558,856	135,558,856	–	–
Health Care	62,115,788	62,115,788	–	–
Industrials	123,357,022	123,357,022	–	–
Information Technology	107,464,301	107,464,301	–	–
Materials	20,692,066	20,692,066	–	–
Real Estate	20,017,448	20,017,448	–	–
Utilities	14,335,648	14,335,648	–	–
Registered Investment Companies
Equity Funds/Exchange Traded Funds	12,996,184	12,996,184	–	–

Subtotal Investments in Securities	$591,911,801	$591,911,801	$–	$–

Other Investments *	Total

Short-Term Investments	4,653,115
Collateral Held for Securities Loaned	41,757,778

Subtotal Other Investments	$46,410,893

Total Investments at Value	$638,322,694

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2017. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by affiliated funds. A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value 10/31/2016	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Shares Held at 10/31/2017	Value 10/31/2017	Income Earned 11/1/2016 -10/31/2017
Cash Management Trust-Collateral Investment	$30,025	$327,931	$316,198	$–	$–	41,758	$41,758	$150
Core Short-Term Reserve	6,538	119,991	121,876	–	–	465	4,653	98
Total Value and Income Earned	$36,563			$–	$–		$46,411	$248

The accompanying Notes to Financial Statements are an integral part of this schedule.

(This page intentionally left blank)

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2017	Aggressive Allocation Fund	Balanced Income Plus Fund		Government Bond Fund
Assets
Investments at cost	$883,492,929	$345,065,876		$65,500,370
Investments in unaffiliated securities at value	521,125,489	337,008,391		63,193,739
Investments in affiliated securities at value	609,067,676	36,910,533		2,904,568
Cash	1,206 (a)	–		–
Dividends and interest receivable	430,238	1,185,182		233,336
Prepaid expenses	14,603	3,841		5,388
Prepaid trustee fees	3,354	2,489		1,114
Receivable for:
Investments sold	3,040,030	1,816,761		–
Fund shares sold	482,246	108,948		205,474
Expense reimbursements	252,215	–		1,809
Variation margin on open future contracts	1,151,659	15,062		5,445
Total Assets	1,135,568,716	377,051,207		66,550,873

Liabilities
Distributions payable	–	–		421
Accrued expenses	107,727	57,848		17,439
Cash overdraft	–	628,966	(b)	–
Payable for:
Investments purchased	2,586,280	1,394,457		–
Investments purchased on a delayed delivery basis	12,512,063	25,156,471		8,034,250
Return of collateral for securities loaned	–	4,119,264		–
Fund shares redeemed	555,710	80,619		3,225
Variation margin on open future contracts	1,000,343	22,380		3,531
Investment advisory fees	715,840	165,525		20,315
Administrative service fees	18,473	5,718		965
Distribution fees	192,002	54,704		727
Transfer agent fees	82,171	21,373		861
Trustee deferred compensation	49,173	83,907		18,286
Open options written, at value	–	6,549	(e)	–
Commitments and contingent liabilities^	–	–		–
Mortgage dollar roll deferred revenue	5,993	9,046		4,043
Total Liabilities	17,825,775	31,806,827		8,104,063

Net Assets
Capital stock (beneficial interest)	814,030,235	312,207,529		57,302,046
Accumulated undistributed net investment income/(loss)	(890,741)	350,606		(5,543)
Accumulated undistributed net realized gain/(loss)	59,102,836	4,122,061		474,012

Net unrealized appreciation/(depreciation) on:
Investments	113,092,843	28,854,068		597,937
Affiliated investments	133,607,393	(1,020)		–
Written option contracts	–	6,529		–
Futures contracts	(1,199,479)	(295,646)		78,358
Foreign currency transactions	(146)	253		–
Total Net Assets	$1,117,742,941	$345,244,380		$58,446,810

Class A Share Capital	$879,612,132	$250,732,678		$6,493,534
Shares of beneficial interest outstanding (Class A)	54,951,833	18,911,900		654,590
Net asset value per share	$16.01	$13.26		$9.92
Maximum public offering price	$16.76	$13.88		$10.12

Class S Share Capital	$238,130,809	$94,511,702		$51,953,276
Shares of beneficial interest outstanding (Class S)	14,724,491	7,142,724		5,235,725
Net asset value per share	$16.17	$13.23		$9.92

(a)	Includes foreign currency holdings of $1,206 (cost $1,214).
(b)	Includes foreign currency holdings of $5,784 (cost $5,821).
(c)	Includes foreign currency holdings of $109,772 (cost $110,214).
(d)	Includes foreign currency holdings of $64 (cost $64).
(e)	Open options written, cost ($13,078).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Yield Fund	Income Fund	Large Cap Growth Fund	Large Cap Stock Fund		Large Cap Value Fund	Limited Maturity Bond Fund	Low Volatility Equity Fund		Mid Cap Stock Fund

$770,067,513	$890,978,342	$584,393,162	$1,428,201,167		$710,789,651	$908,729,737	$5,404,858		$1,181,305,909
711,535,455	851,950,148	832,783,095	1,769,923,670		945,275,272	865,289,822	5,490,131		1,620,644,583
77,926,416	61,853,256	31,678,690	117,138,111		52,979,451	45,943,518	266,185		85,962,494
–	–	–	109,772	(c)	–	–	64	(d)	89,761
11,106,726	7,491,794	96,118	3,452,084		865,861	3,470,906	11,437		303,187
15,146	14,992	14,933	16,376		8,060	17,348	9,801		6,520
4,335	4,587	4,701	8,934		5,363	4,852	1,114		8,386
11,446,741	428,316	–	13,477,623		1,226,807	440,691	–		–
632,991	242,451	332,518	155,207		279,749	1,113,930	24,417		635,103
–	–	4,701	–		–	–	10,285		–
–	87,275	823,680	1,125,173		–	61,907	768		–
812,667,810	922,072,819	865,738,436	1,905,406,950		1,000,640,563	916,342,974	5,814,202		1,707,650,034
688,395	160,634	–	–		–	39,805	–		–
71,649	65,794	51,681	149,414		51,526	73,004	20,048		84,678
1,224,271	377,467	–	–		–	134,138	–		–
5,394,095	15,582,014	–	13,355,339		1,234,290	–	–		–
6,123,700	38,446,735	–	–		–	25,181,387	–		–
60,706,196	19,443,426	–	31,320,070		13,370,305	3,466,660	–		661,025
342,640	231,819	129,922	531,775		112,177	917,610	–		952,475
–	–	540,090	–		–	60,309	–		–
247,304	251,429	543,255	908,591		388,954	223,033	2,981		950,999
12,235	14,058	14,151	30,779		16,423	14,652	94		28,449
104,776	75,058	45,325	347,805		50,135	36,866	–		261,716
32,298	23,919	25,976	99,976		24,787	30,856	660		95,881
141,400	155,233	106,605	576,599		137,873	128,334	–		318,189
–	–	–	–		–	–	–		–
–	–	–	–		–	–	–		–
–	18,363	–	–		–	10,399	–		–
75,088,959	74,845,949	1,457,005	47,320,348		15,386,470	30,317,053	23,783		3,353,412
748,709,359	822,178,829	564,079,845	1,240,447,121		646,860,244	887,202,321	5,309,453		1,038,511,747
(315,561)	104,989	(106,605)	13,625,957		10,113,546	125,324	63,907		(283,101)
(30,209,305)	1,791,376	23,933,214	134,265,008		40,815,231	(4,718,145)	60,792		140,766,808
19,394,358	22,825,062	280,068,623	458,860,614		287,465,072	2,503,603	351,458		525,301,168
–	–	–	–		–	–	–		–
–	–	–	–		–	–	–		–
–	326,614	(3,693,646)	10,885,285		–	912,818	4,873		–
–	–	–	2,617		–	–	(64)		–
$737,578,851	$847,226,870	$864,281,431	$1,858,086,602		$985,254,093	$886,025,921	$5,790,419		$1,704,296,622
$477,700,621	$342,521,627	$210,191,512	$1,594,810,515		$227,991,942	$335,953,588	$–		$1,188,029,049
97,484,969	36,956,063	20,551,101	54,603,473		10,058,136	26,905,723	–		45,611,257
$4.90	$9.27	$10.23	$29.21		$22.67	$12.49	$–		$26.05
$5.13	$9.71	$10.71	$30.59		$23.74	$12.49	$–		$27.28
$259,878,230	$504,705,243	$654,089,919	$263,276,087		$757,262,151	$550,072,333	$5,790,419		$516,267,573
52,999,411	54,496,420	58,265,759	8,925,342		33,150,016	44,064,123	532,567		17,778,944
$4.90	$9.26	$11.23	$29.50		$22.84	$12.48	$10.87		$29.04

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of October 31, 2017	Moderate Allocation Fund	Moderately Aggressive Allocation Fund
Assets
Investments at cost	$2,044,896,551	$2,120,004,237
Investments in unaffiliated securities at value	1,203,065,274	1,137,998,374
Investments in affiliated securities at value	1,196,507,537	1,451,145,594
Cash	–	–
Initial margin deposit on open future contracts	–	–
Initial margin deposit on open currency contracts	–	–
Dividends and interest receivable	4,026,283	2,747,599
Prepaid expenses	12,435	11,924
Prepaid trustee fees	5,597	5,657
Receivable for:
Investments sold	4,355,153	5,090,523
Fund shares sold	2,221,836	1,328,312
Expense reimbursements	414,333	585,531
Variation margin on open future contracts	995,561	1,508,006
Unrealized gain on forward contracts	–	–
Total Assets	2,411,604,009	2,600,421,520

Liabilities
Distributions payable	–	–
Accrued expenses	142,059	163,990
Cash overdraft	505,799 (a)	294,039 (b)
Payable for:
Investments purchased	7,999,376	5,521,000
Investments purchased on a delayed delivery basis	184,924,122	109,646,178
Return of collateral for securities loaned	5,342,094	2,793,337
Fund shares redeemed	630,018	919,440
Variation margin on open future contracts	1,224,748	2,066,296
Investment advisory fees	1,208,717	1,456,926
Administrative service fees	36,541	40,985
Distribution fees	402,518	456,164
Transfer agent fees	112,813	157,252
Trustee deferred compensation	77,180	77,959
Expense reimbursements	–	–
Open options written, at value	–	–
Unrealized loss on forward contracts	–	–
Commitments and contingent liabilities^	–	–
Mortgage dollar roll deferred revenue	89,273	53,351
Total Liabilities	202,695,258	123,646,917

Net Assets
Capital stock (beneficial interest)	1,804,495,565	1,912,501,029
Accumulated undistributed net investment income/(loss)	1,152,959	8,710,731
Accumulated undistributed net realized gain/(loss)	53,842,977	90,501,517
Net unrealized appreciation/(depreciation) on:
Investments	104,797,357	158,325,974
Affiliated investments	249,878,903	310,813,757
Written option contracts	–	–
Futures contracts	(5,258,792)	(4,078,224)
Foreign currency forward contracts	–	–
Foreign currency transactions	(218)	(181)
Total Net Assets	$2,208,908,751	$2,476,774,603

Class A Share Capital	$1,839,522,805	$2,086,854,644
Shares of beneficial interest outstanding (Class A)	132,411,464	137,421,261
Net asset value per share	$13.89	$15.19
Maximum public offering price	$14.54	$15.91
Class S Share Capital	$369,385,946	$389,919,959
Shares of beneficial interest outstanding (Class S)	26,517,366	25,445,856
Net asset value per share	$13.93	$15.32

1	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.
(a)	Includes foreign currency holdings of $2,136 (cost $2,149).
(b)	Includes foreign currency holdings of $1,954 (cost $1,965).
(c)	Includes foreign currency holdings of $16 (cost $15).
(d)	Includes foreign currency holdings of $16,579 (cost $14,875).
(e)	Includes foreign currency holdings of $3,040,313 (cost $3,044,068).
(f)	Open options written, cost ($37,969).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Moderately Conservative Allocation Fund	Money Market Fund		Municipal Bond Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund		Partner Worldwide Allocation Fund		Small Cap Stock Fund

$865,030,323	$403,506,440		$1,503,957,802	$601,906,280	$11,504,245		$784,127,893		$472,929,100
537,125,603	403,506,440	[1]	1,592,128,540	512,239,714	12,723,701		892,284,677		591,911,801
432,561,888	–		–	94,749,839	288,915		11,779,105		46,410,893
–	–		71,148	–	16,579	(d)	3,233,025	(e)	–
–	–		–	–	–		322,546		–
–	–		–	–	–		1,310,000		–
2,123,295	328,359		21,792,817	2,787,746	4,636		4,069,166		215,476
14,821	18,865		16,731	3,578	14,417		6,849		9,025
3,011	2,933		8,257	3,023	1,114		5,089		3,690

1,127,600	–		–	2,414,121	38,305		7,168,166		3,878,242
392,792	2,047,963		378,941	358,840	37,940		247,001		741,795
120,892	–		–	–	19,280		54,964		–
219,212	–		–	18,422	–		1,157,380		–
–	–		–	–	–		1,116,221		–
973,689,114	405,904,560		1,614,396,434	612,575,283	13,144,887		922,754,189		643,170,922

–	1,314		635,518	104,646	–		–		–
75,111	43,081		81,574	64,361	20,250		193,173		43,257
285,781(c)	6,395		–	2,181,957	–		–		–

1,813,649	–		–	650,044	6,034		8,742,702		5,478,415
106,357,738	–		15,397,900	78,329,425	–		1,911,078		–
2,075,383	–		–	5,427,049	–		–		41,757,778
489,181	2,488,503		846,784	342,862	5,831		42,312		161,624
260,388	–		–	35,095	–		1,143,476		–
443,600	123,907		556,277	204,087	13,604		683,912		344,796
14,296	6,726		26,628	8,653	215		15,043		9,822
157,872	35,688		303,900	57,858	2,035		35,132		92,573
41,357	8,231		41,741	22,764	3,044		19,356		46,179
51,328	–		292,179	103,504	11,601		150,614		179,661
–	–		–	1,634	–		–		–
–	–		–	19,013 (f)	–		–		–
–	–		–	–	–		970,810		–
–	–		–	–	–		–		–
50,913	–		–	26,689	–		–		–
112,116,597	2,713,845		18,182,501	87,579,641	62,614		13,907,608		48,114,105

747,203,707	403,197,321		1,520,236,759	528,349,219	13,491,735		760,497,921		385,439,414
1,022,275	–		227,402	18,589	131,797		16,985,952		(224,028)
10,721,714	(6,606)		(12,420,966)	(7,831,444)	(2,051,285)		11,226,961		44,447,837

35,286,993	–		88,170,738	5,088,860	1,508,371		119,935,889		165,393,594
69,370,175	–		–	(5,587)	–		–		–
–	–		–	18,956	–		–		–
(2,032,348)	–		–	(642,951)	–		44,112		–
–	–		–	–	–		145,411		–
1	–		–	–	1,655		10,335		–
$861,572,517	$403,190,715		$1,596,213,933	$524,995,642	$13,082,273		$908,846,581		$595,056,817

$719,659,885	$325,070,316		$1,382,344,758	$264,784,428	$9,273,543		$161,444,312		$424,045,549
57,642,755	325,076,964		121,332,645	25,687,926	962,091		14,253,450		18,760,173
$12.48	$1.00		$11.39	$10.31	$9.64		$11.33		$22.60
$13.07	$1.00		$11.93	$10.80	$10.09		$11.86		$23.66
$141,912,632	$78,120,399		$213,869,175	$260,211,214	$3,808,730		$747,402,269		$171,011,268
11,332,822	78,120,356		18,772,063	25,245,011	398,009		65,559,607		6,364,709
$12.52	$1.00		$11.39	$10.31	$9.57		$11.40		$26.87

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the year ended October 31, 2017	Aggressive Allocation Fund	Balanced Income Plus Fund	Government Bond Fund	High Yield Fund
Investment Income
Dividends	$5,371,151	$4,225,835	$ –	$552,923
Taxable interest	443,739	5,905,613	1,219,409	41,935,656
Income from mortgage dollar rolls	263,796	330,521	104,235	–
Income from securities loaned, net	850	26,565	–	491,492
Income from affiliated investments	6,261,011	343,272	34,646	229,120
Non cash income	–	–	–	–
Foreign tax withholding	(45,251)	(162,119)	–	–
Total Investment Income	12,295,296	10,669,687	1,358,290	43,209,191

Expenses
Adviser fees	7,365,475	1,771,527	241,256	2,746,543
Administrative service fees	258,245	130,697	81,365	204,368
Amortization of offering costs	–	–	–	–
Audit and legal fees	41,799	38,463	33,049	41,618
Custody fees	181,311	106,962	8,212	17,779
Distribution expenses Class A	2,034,231	604,693	9,285	1,186,377
Insurance expenses	8,483	5,867	4,839	7,485
Printing and postage expenses Class A	181,384	49,336	2,125	90,691
Printing and postage expenses Class S	38,417	8,129	6,991	37,165
SEC and state registration expenses	79,209	45,995	28,817	60,654
Transfer agent fees Class A	929,186	262,041	10,973	437,417
Transfer agent fees Class S	127,992	31,077	40,594	255,389
Trustees’ fees	27,321	23,835	9,420	43,065
Other expenses	36,186	60,784	13,886	36,088
Total Expenses Before Reimbursement	11,309,239	3,139,406	490,812	5,164,639
Less:
Reimbursement from adviser	(2,644,653)	–	(26,618)	–
Total Net Expenses	8,664,586	3,139,406	464,194	5,164,639

Net Investment Income/(Loss)	3,630,710	7,530,281	894,096	38,044,552
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	37,883,919	7,377,356	223,639	(4,046,153)
Distributions of realized capital gains from affiliated investments	6,195,425	65	–	770
Written option contracts	–	26,894	1,248	–
Futures contracts	21,646,231	(625,163)	346,706	–
Foreign currency and forward contract transactions	(5,740)	(26,073)	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	68,162,806	19,200,680	(1,399,532)	25,061,059
Affiliated investments	68,877,199	(1,020)	–	–
Written option contracts	–	6,529	–	–
Futures contracts	(271,389)	(417,695)	(166,152)	–
Foreign currency transactions	1,278	4,542	–	–
Net Realized and Unrealized Gains/(Losses)	202,489,729	25,546,115	(994,091)	21,015,676

Net Increase/(Decrease) in Net Assets Resulting From Operations	$206,120,439	$33,076,396	$(99,995)	$59,060,228

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Income Fund	Large Cap Growth Fund	Large Cap Stock Fund	Large Cap Value Fund	Limited Maturity Bond Fund	Low Volatility Equity Fund(a)	Mid Cap Stock Fund

$714,033	$6,393,686	$31,798,349	$20,279,561	$211,940	$89,052	$14,244,963
29,219,389	11,665	1,110,106	1,860	18,318,739	639	343,811
742,650	–	–	–	432,617	–	–
89,796	647	285,064	10,630	47,487	–	66,855
464,536	341,133	965,204	293,975	423,306	3,310	839,798
–	–	4,638,557	–	–	5,134	–
–	–	(1,869,768)	(39,379)	–	(4,164)	–
31,230,404	6,747,131	36,927,512	20,546,647	19,434,089	93,971	15,495,427

2,794,572	5,655,944	9,834,219	4,159,461	2,445,891	22,471	10,056,226
224,727	215,577	398,232	244,166	229,010	47,378	367,017
–	–	–	–	–	17,093	–
42,496	38,138	47,393	40,282	42,212	29,060	44,249
28,772	18,315	175,609	26,528	26,791	19,182	35,324
864,441	480,225	3,768,722	550,990	431,528	–	2,851,481
7,983	7,661	11,736	8,243	7,966	2,977	10,580
72,226	57,582	362,040	48,751	84,611	–	207,876
31,191	29,599	10,625	28,640	49,287	1,229	28,855
62,421	53,615	59,130	55,212	119,599	644	81,840
345,218	370,865	1,925,538	316,436	392,096	–	1,250,480
217,176	204,874	66,683	202,528	288,166	3,230	167,404
47,284	40,463	107,593	48,198	45,099	5,053	83,053
42,638	17,353	41,186	18,704	44,554	9,643	23,894
4,781,145	7,190,211	16,808,706	5,748,139	4,206,810	157,960	15,208,279

–	(107,581)	–	–	–	(113,019)	–
4,781,145	7,082,630	16,808,706	5,748,139	4,206,810	44,941	15,208,279

26,449,259	(335,499)	20,118,806	14,798,508	15,227,279	49,030	287,148

3,936,989	25,564,144	128,883,613	41,071,898	(412,012)	32,661	147,607,785
137	–	146	–	44	–	402
–	–	–	–	17,716	–	–
(936,433)	(10,665)	26,732,664	–	2,409,163	28,837	–
–	(3,103)	(315,794)	–	–	(1,468)	–

(2,243,698)	153,447,747	165,598,887	123,563,706	(582,209)	351,458	198,260,839
–	–	–	–	–	–	–
–	–	–	–	–	–	–
1,382,680	(3,693,646)	11,867,973	–	(695,766)	4,873	–
–	2,844	58,244	–	–	(64)	–
2,139,675	175,307,321	332,825,733	164,635,604	736,936	416,297	345,869,026

$28,588,934	$174,971,822	$352,944,539	$179,434,112	$15,964,215	$465,327	$346,156,174

(a)	For the period from February 28, 2017 (inception) through October 31, 2017

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the year ended October 31, 2017	Moderate Allocation Fund	Moderately Aggressive Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$7,983,103	$9,993,361	$2,356,375
Taxable interest	14,836,292	9,026,630	8,681,355
Tax-Exempt interest	–	–	–
Income from mortgage dollar rolls	3,570,678	2,100,329	2,095,590
Income from securities loaned, net	52,489	25,428	25,388
Income from affiliated investments	16,546,989	17,370,341	7,462,033
Non cash income	–	–	–
Foreign tax withholding	(76,004)	(77,737)	(5,194)
Total Investment Income	42,913,547	38,438,352	20,615,547

Expenses
Adviser fees	12,869,078	15,289,493	4,807,948
Sub-Adviser fees	–	–	–
Administrative service fees	454,750	495,216	223,444
Audit and legal fees	50,634	51,688	41,037
Custody fees	211,520	211,971	138,320
Distribution expenses Class A	4,430,868	4,921,995	1,777,796
Insurance expenses	12,675	13,415	7,879
Printing and postage expenses Class A	259,684	341,739	103,382
Printing and postage expenses Class S	42,181	68,122	14,904
SEC and state registration expenses	130,073	134,245	70,309
Transfer agent fees Class A	1,290,771	1,769,034	483,008
Transfer agent fees Class S	143,141	231,211	49,712
Trustees’ fees	43,844	44,404	24,970
Other expenses	78,729	77,317	58,824
Total Expenses Before Reimbursement	20,017,948	23,649,850	7,801,533
Less:
Reimbursement from adviser	(4,388,632)	(6,165,460)	(1,292,891)
Total Net Expenses	15,629,316	17,484,390	6,508,642

Net Investment Income/(Loss)	27,284,231	20,953,962	14,106,905
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	38,689,737	58,810,136	10,378,971
Class action settlements	–	–	–
Distributions of realized capital gains from affiliated investments	10,853,824	15,749,220	2,571,956
Written option contracts	–	–	–
Futures contracts	17,296,430	32,715,650	2,776,901
Foreign currency and forward contract transactions	(10,056)	(7,626)	(299)
Swap agreements	(573,940)	(332,281)	(339,833)
Change in net unrealized appreciation/(depreciation) on:
Investments	54,997,899	89,423,840	15,175,457
Affiliated investments	104,028,573	156,825,286	24,522,791
Written option contracts	–	–	–
Futures contracts	(2,386,628)	(2,161,186)	(830,010)
Foreign currency forward contracts	–	–	–
Foreign currency transactions	1,898	348	251
Net Realized and Unrealized Gains/(Losses)	222,897,737	351,023,387	54,256,185

Net Increase/(Decrease) in Net Assets Resulting From Operations	$250,181,968	$371,977,349	$68,363,090

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Money Market Fund	Municipal Bond Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Partner Worldwide Allocation Fund	Small Cap Stock Fund

$–	$–	$1,115,778	$386,657	$20,915,957	$5,632,728
3,587,440	4,274,009	17,072,192	64	4,742,128	3,722
–	62,156,442	–	–	–	–
–	–	899,169	–	–	–
–	–	54,638	–	2,410	149,515
–	–	875,327	3,037	136,044	97,599
–	–	–	–	2,784,271	–
–	–	–	(33,253)	(2,073,739)	(13,470)
3,587,440	66,430,451	20,017,104	356,505	26,507,071	5,870,094

1,507,916	6,354,276	2,147,166	63,398	4,381,787	3,583,014
–	–	–	89,232	2,738,026	–
151,112	371,529	159,998	72,398	225,117	170,985
35,338	48,906	39,511	42,583	64,070	37,417
18,512	33,568	37,176	29,189	590,996	21,045
441,422	3,510,440	651,555	22,062	370,016	979,356
6,442	11,367	6,464	4,642	7,877	6,657
178,016	126,308	51,601	4,645	63,098	94,792
21,643	20,498	37,364	3,194	11,159	14,144
122,053	105,844	76,858	33,779	47,293	44,093
658,450	529,248	282,236	23,606	403,829	612,006
52,544	97,922	241,534	13,415	56,518	86,253
21,343	85,258	28,792	8,777	46,947	40,212
17,203	101,161	49,422	14,047	87,578	15,160
3,231,994	11,396,325	3,809,677	424,967	9,094,311	5,705,134

–	–	(28,730)	(227,952)	(586,750)	–
3,231,994	11,396,325	3,780,947	197,015	8,507,561	5,705,134

355,446	55,034,126	16,236,157	159,490	17,999,510	164,960

268	(2,962,342)	289,569	(177,781)	36,016,640	47,168,365
–	–	20,804	–	–	–
–	–	128	–	27	229
–	–	77,922	–	–	–
–	–	(729,162)	–	612,465	–
–	–	–	(10,345)	(39,227)	24
–	–	–	–	–	–

–	(33,697,180)	5,086,432	1,925,597	97,178,512	107,637,046
–	–	(5,587)	–	–	–
–	–	18,956	–	–	–
–	–	(950,601)	–	106,802	–
–	–	–	–	(166,197)	–
–	–	–	591	107,949	–
268	(36,659,522)	3,808,461	1,738,062	133,816,971	154,805,664

$355,714	$18,374,604	$20,044,618	$1,897,552	$151,816,481	$154,970,624

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Balanced Income Plus Fund
For the periods ended	10/31/2017	10/31/2016	10/31/2017	10/31/2016
Operations
Net investment income/(loss)	$3,630,710	$4,660,375	$7,530,281	$7,358,280
Net realized gains/(losses)	65,719,835	16,010,075	6,753,079	(2,086,888)
Change in net unrealized appreciation/(depreciation)	136,769,894	(7,246,970)	18,793,036	2,872,887
Net Change in Net Assets Resulting From Operations	206,120,439	13,423,480	33,076,396	8,144,279
Distributions to Shareholders
From net investment income Class A	(3,922,298)	(1,960,009)	(5,005,083)	(5,460,684)
From net investment income Class S	(1,303,852)	(817,287)	(1,950,929)	(1,585,099)
Total From Net Investment Income	(5,226,150)	(2,777,296)	(6,956,012)	(7,045,783)
From net realized gains Class A	(3,460,323)	(55,213,498)	–	(11,192,000)
From net realized gains Class S	(677,607)	(8,928,498)	–	(2,583,869)
Total From Net Realized Gains	(4,137,930)	(64,141,996)	–	(13,775,869)
Total Distributions to Shareholders	(9,364,080)	(66,919,292)	(6,956,012)	(20,821,652)
Capital Stock Transactions

Class A
Sold	59,916,555	65,237,377	19,742,869	21,255,002
Distributions reinvested	7,368,935	57,099,992	4,866,187	16,316,271
Redeemed	(78,329,678)	(77,545,137)	(25,337,083)	(28,203,897)
Total Class A Capital Stock Transactions	(11,044,188)	44,792,232	(728,027)	9,367,376

Class S
Sold	83,716,329	37,664,993	34,718,914	16,900,191
Distributions reinvested	1,981,486	9,745,785	1,923,847	4,124,623
Redeemed	(24,559,875)	(20,132,636)	(14,208,823)	(7,463,758)
Total Class S Capital Stock Transactions	61,137,940	27,278,142	22,433,938	13,561,056
Capital Stock Transactions	50,093,752	72,070,374	21,705,911	22,928,432

Net Increase/(Decrease) in Net Assets	246,850,111	18,574,562	47,826,295	10,251,059
Net Assets, Beginning of Period	870,892,830	852,318,268	297,418,085	287,167,026
Net Assets, End of Period	$1,117,742,941	$870,892,830	$345,244,380	$297,418,085
Accumulated Undistributed Net Investment Income/(Loss)	$(890,741)	$766,083	$350,606	$264,964

Capital Stock Share Transactions

Class A shares
Sold	4,120,843	5,172,533	1,551,546	1,756,907
Distributions reinvested	537,082	4,497,779	381,746	1,363,052
Redeemed	(5,378,857)	(6,092,573)	(1,988,652)	(2,345,271)
Total Class A shares	(720,932)	3,577,739	(55,360)	774,688

Class S shares
Sold	5,624,457	2,957,130	2,725,464	1,393,608
Distributions reinvested	143,352	759,381	150,976	344,895
Redeemed	(1,678,374)	(1,557,150)	(1,114,314)	(612,874)
Total Class S shares	4,089,435	2,159,361	1,762,126	1,125,629

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Government Bond Fund		High Yield Fund		Income Fund		Large Cap Growth Fund
10/31/2017	10/31/2016	10/31/2017	10/31/2016	10/31/2017	10/31/2016	10/31/2017	10/31/2016

$894,096	$688,957	$38,044,552	$36,992,413	$26,449,259	$26,522,235	$(335,499)	$121,632
571,593	45,289	(4,045,383)	(22,560,070)	3,000,693	2,115,039	25,550,376	6,524,299
(1,565,684)	936,828	25,061,059	24,216,256	(861,018)	23,075,904	149,756,945	(36,923,816)
(99,995)	1,671,074	59,060,228	38,648,599	28,588,934	51,713,178	174,971,822	(30,277,885)

(103,897)	(118,264)	(24,741,149)	(25,349,732)	(10,481,565)	(11,397,719)	–	–
(790,204)	(572,821)	(13,015,769)	(12,038,128)	(15,918,379)	(15,104,655)	–	–
(894,101)	(691,085)	(37,756,918)	(37,387,860)	(26,399,944)	(26,502,374)	–	–
(18,490)	(176,952)	–	–	(514,974)	(1,703,569)	(1,047,717)	(10,554,846)
(115,788)	(886,350)	–	–	(671,791)	(1,910,031)	(2,793,431)	(25,895,384)
(134,278)	(1,063,302)	–	–	(1,186,765)	(3,613,600)	(3,841,148)	(36,450,230)
(1,028,379)	(1,754,387)	(37,756,918)	(37,387,860)	(27,586,709)	(30,115,974)	(3,841,148)	(36,450,230)

256	1,612,545	26,387,862	25,600,691	15,436,924	21,289,760	11,883,120	21,545,901
118,161	288,213	18,115,009	18,437,780	9,631,830	11,414,438	1,035,081	10,441,454
(2,103,166)	(11,862,255)	(52,552,778)	(62,420,385)	(41,879,717)	(52,791,793)	(23,432,774)	(52,224,920)
(1,984,749)	(9,961,497)	(8,049,907)	(18,381,914)	(16,810,963)	(20,087,595)	(10,514,573)	(20,237,565)

42,078,400	30,413,528	64,615,291	51,609,457	72,600,671	98,445,739	50,551,798	70,577,539
904,632	1,435,402	11,766,507	11,129,973	15,881,059	16,306,160	2,758,773	25,485,074
(36,978,754)	(58,813,467)	(55,774,488)	(67,063,286)	(47,549,505)	(94,039,780)	(38,536,081)	(48,340,067)
6,004,278	(26,964,537)	20,607,310	(4,323,856)	40,932,225	20,712,119	14,774,490	47,722,546
4,019,529	(36,926,034)	12,557,403	(22,705,770)	24,121,262	624,524	4,259,917	27,484,981

2,891,155	(37,009,347)	33,860,713	(21,445,031)	25,123,487	22,221,728	175,390,591	(39,243,134)
55,555,655	92,565,002	703,718,138	725,163,169	822,103,383	799,881,655	688,890,840	728,133,974
$58,446,810	$55,555,655	$737,578,851	$703,718,138	$847,226,870	$822,103,383	$864,281,431	$688,890,840
$(5,543)	$(5,544)	$(315,561)	$(567,090)	$104,989	$50,186	$(106,605)	$(172,683)

–	161,047	5,461,710	5,556,695	1,689,866	2,337,558	1,300,628	2,600,756
11,957	28,950	3,737,122	3,990,104	1,053,891	1,261,686	124,260	1,218,367
(212,569)	(1,181,617)	(10,874,389)	(13,576,822)	(4,586,721)	(5,857,884)	(2,611,919)	(6,062,439)
(200,612)	(991,620)	(1,675,557)	(4,030,023)	(1,842,964)	(2,258,640)	(1,187,031)	(2,243,316)

4,248,887	3,017,632	13,355,849	11,113,013	7,937,719	10,918,020	5,057,925	7,697,418
91,428	144,080	2,425,343	2,405,625	1,737,733	1,801,715	302,497	2,728,595
(3,727,620)	(5,840,362)	(11,578,738)	(14,448,344)	(5,205,893)	(10,444,011)	(3,834,081)	(5,190,937)
612,695	(2,678,650)	4,202,454	(929,706)	4,469,559	2,275,724	1,526,341	5,235,076

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Large Cap Stock Fund		Large Cap Value Fund
For the periods ended	10/31/2017	10/31/2016	10/31/2017	10/31/2016
Operations
Net investment income/(loss)	$20,118,806	$17,404,520	$14,798,508	$12,796,927
Net realized gains/(losses)	155,300,629	55,033,643	41,071,898	27,299,280
Change in net unrealized appreciation/(depreciation)	177,525,104	(99,901,322)	123,563,706	(6,849,530)
Net Change in Net Assets Resulting From Operations	352,944,539	(27,463,159)	179,434,112	33,246,677
Distributions to Shareholders
From net investment income Class A	(16,304,694)	(14,540,527)	(2,498,405)	(2,093,598)
From net investment income Class S	(3,184,851)	(2,812,218)	(10,134,973)	(8,894,480)
Total From Net Investment Income	(19,489,545)	(17,352,745)	(12,633,378)	(10,988,078)
From net realized gains Class A	(39,292,274)	(52,918,188)	(6,612,772)	(10,849,589)
From net realized gains Class S	(5,737,774)	(7,041,905)	(20,389,278)	(31,112,550)
Total From Net Realized Gains	(45,030,048)	(59,960,093)	(27,002,050)	(41,962,139)
Total Distributions to Shareholders	(64,519,593)	(77,312,838)	(39,635,428)	(52,950,217)
Capital Stock Transactions

Class A
Sold	33,353,493	31,807,363	9,867,809	10,099,319
Distributions reinvested	54,836,892	66,516,478	8,898,845	12,625,478
Redeemed	(142,560,074)	(165,805,457)	(22,624,841)	(49,127,599)
Total Class A Capital Stock Transactions	(54,369,689)	(67,481,616)	(3,858,187)	(26,402,802)

Class S
Sold	17,811,346	29,142,606	54,381,213	68,372,146
Distributions reinvested	8,881,786	9,781,760	30,138,195	39,579,574
Redeemed	(6,133,364)	(10,989,539)	(52,567,106)	(56,567,197)
Total Class S Capital Stock Transactions	20,559,768	27,934,827	31,952,302	51,384,523
Capital Stock Transactions	(33,809,921)	(39,546,789)	28,094,115	24,981,721

Net Increase/(Decrease) in Net Assets	254,615,025	(144,322,786)	167,892,799	5,278,181
Net Assets, Beginning of Period	1,603,471,577	1,747,794,363	817,361,294	812,083,113
Net Assets, End of Period	$1,858,086,602	$1,603,471,577	$985,254,093	$817,361,294
Accumulated Undistributed Net Investment Income/(Loss)	$13,625,957	$14,065,321	$10,113,546	$9,032,248

Capital Stock Share Transactions

Class A shares
Sold	1,248,652	1,312,514	466,683	541,543
Distributions reinvested	2,188,622	2,679,988	427,191	684,401
Redeemed	(5,338,090)	(6,759,279)	(1,062,617)	(2,562,149)
Total Class A shares	(1,900,816)	(2,766,777)	(168,743)	(1,336,205)

Class S shares
Sold	656,444	1,146,990	2,535,555	3,606,912
Distributions reinvested	351,674	390,628	1,439,714	2,130,812
Redeemed	(227,803)	(461,673)	(2,453,229)	(2,951,421)
Total Class S shares	780,315	1,075,945	1,522,040	2,786,303

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Limited Maturity Bond Fund		Low Volatility Equity Fund	Mid Cap Stock Fund		Moderate Allocation Fund
10/31/2017	10/31/2016	10/31/2017(a)	10/31/2017	10/31/2016	10/31/2017	10/31/2016

$15,227,279	$12,660,154	$49,030	$287,148	$2,243,857	$27,284,231	$23,889,044
2,014,911	(3,141,065)	60,030	147,608,187	59,371,488	66,255,995	26,017,499
(1,277,975)	9,416,480	356,267	198,260,839	94,157,311	156,641,742	4,142,093
15,964,215	18,935,569	465,327	346,156,174	155,772,656	250,181,968	54,048,636

(5,853,396)	(5,674,988)	–	(1,114,640)	(1,515,333)	(22,395,069)	(20,799,685)
(9,450,197)	(7,040,316)	–	(1,451,583)	(1,303,044)	(4,040,733)	(2,016,074)
(15,303,593)	(12,715,304)	–	(2,566,223)	(2,818,377)	(26,435,802)	(22,815,759)
–	–	–	(45,485,701)	(105,602,697)	(10,806,762)	(77,681,404)
–	–	–	(14,137,670)	(30,210,205)	(1,269,080)	(4,958,350)
–	–	–	(59,623,371)	(135,812,902)	(12,075,842)	(82,639,754)
(15,303,593)	(12,715,304)	–	(62,189,594)	(138,631,279)	(38,511,644)	(105,455,513)

109,724,610	138,318,951	–	40,574,176	32,971,715	123,690,529	123,736,412
5,696,364	5,513,848	–	46,164,912	106,122,858	33,016,918	97,951,067
(130,841,777)	(169,866,978)	–	(109,152,643)	(106,899,848)	(184,286,242)	(195,875,001)
(15,420,803)	(26,034,179)	–	(22,413,555)	32,194,725	(27,578,795)	25,812,478

252,488,756	153,280,207	10,881,943	112,514,293	30,255,959	196,010,995	82,263,512
9,132,707	6,846,997	–	15,547,509	31,315,358	5,266,892	6,915,346
(153,003,567)	(78,918,726)	(5,556,851)	(28,096,039)	(18,051,696)	(38,302,803)	(16,463,587)
108,617,896	81,208,478	5,325,092	99,965,763	43,519,621	162,975,084	72,715,271
93,197,093	55,174,299	5,325,092	77,552,208	75,714,346	135,396,289	98,527,749

93,857,715	61,394,564	5,790,419	361,518,788	92,855,723	347,066,613	47,120,872
792,168,206	730,773,642	–	1,342,777,834	1,249,922,111	1,861,842,138	1,814,721,266
$886,025,921	$792,168,206	$5,790,419	$1,704,296,622	$1,342,777,834	$2,208,908,751	$1,861,842,138
$125,324	$30,872	$63,907	$(283,101)	$1,695,974	$1,152,959	$1,026,113

8,809,633	11,180,963	–	1,673,929	1,659,387	9,385,511	10,125,334
457,048	444,896	–	1,967,719	5,567,707	2,539,036	8,086,338
(10,502,904)	(13,732,089)	–	(4,494,570)	(5,332,108)	(13,954,431)	(16,005,915)
(1,236,223)	(2,106,230)	–	(852,922)	1,894,986	(2,029,884)	2,205,757

20,271,039	12,365,198	1,067,583	4,140,559	1,326,214	14,738,716	6,659,857
732,886	552,299	–	594,767	1,482,091	400,777	568,496
(12,284,091)	(6,370,903)	(535,016)	(1,026,902)	(835,470)	(2,880,429)	(1,337,992)
8,719,834	6,546,594	532,567	3,708,424	1,972,835	12,259,064	5,890,361

(a)	For the period from February 28, 2017 (inception) through October 31, 2017

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Moderately Aggressive Allocation Fund		Moderately Conservative Allocation Fund
For the periods ended	10/31/2017	10/31/2016	10/31/2017	10/31/2016
Operations
Net investment income/(loss)	$20,953,962	$19,766,963	$14,106,905	$12,748,671
Net realized gains/(losses)	106,935,099	42,701,212	15,387,696	10,309,520
Change in net unrealized appreciation/(depreciation)	244,088,288	(15,076,154)	38,868,489	4,014,940
Net Change in Net Assets Resulting From Operations	371,977,349	47,392,021	68,363,090	27,073,131
Distributions to Shareholders
From net investment income Class A	(18,331,418)	(13,405,401)	(11,993,068)	(10,919,225)
From net investment income Class S	(2,778,458)	(1,402,161)	(2,021,189)	(890,310)
Total From Net Investment Income	(21,109,876)	(14,807,562)	(14,014,257)	(11,809,535)
From net realized gains Class A	(19,091,905)	(106,605,653)	(6,110,766)	(19,909,558)
From net realized gains Class S	(2,132,912)	(7,318,053)	(666,362)	(1,028,124)
Total From Net Realized Gains	(21,224,817)	(113,923,706)	(6,777,128)	(20,937,682)
Total Distributions to Shareholders	(42,334,693)	(128,731,268)	(20,791,385)	(32,747,217)
Capital Stock Transactions

Class A
Sold	130,958,458	137,283,402	51,797,504	58,645,562
Distributions reinvested	37,341,146	119,739,532	17,912,686	30,581,641
Redeemed	(179,194,579)	(184,356,179)	(94,734,303)	(96,806,214)
Total Class A Capital Stock Transactions	(10,894,975)	72,666,755	(25,024,113)	(7,579,011)
Class S
Sold	186,898,013	81,535,330	87,125,201	38,472,595
Distributions reinvested	4,906,429	8,713,045	2,660,827	1,893,154
Redeemed	(34,392,768)	(21,106,475)	(23,461,067)	(8,489,431)
Total Class S Capital Stock Transactions	157,411,674	69,141,900	66,324,961	31,876,318
Capital Stock Transactions	146,516,699	141,808,655	41,300,848	24,297,307

Net Increase/(Decrease) in Net Assets	476,159,355	60,469,408	88,872,553	18,623,221
Net Assets, Beginning of Period	2,000,615,248	1,940,145,840	772,699,964	754,076,743
Net Assets, End of Period	$2,476,774,603	$2,000,615,248	$861,572,517	$772,699,964
Accumulated Undistributed Net Investment Income/(Loss)	$8,710,731	$9,090,220	$1,022,275	$943,431

Capital Stock Share Transactions

Class A shares
Sold	9,290,259	10,857,093	4,294,425	5,077,283
Distributions reinvested	2,765,753	9,480,825	1,500,225	2,675,751
Redeemed	(12,681,789)	(14,483,401)	(7,847,375)	(8,395,974)
Total Class A shares	(625,777)	5,854,517	(2,052,725)	(642,940)

Class S shares
Sold	13,055,685	6,336,912	7,173,390	3,291,269
Distributions reinvested	360,908	683,779	220,948	164,514
Redeemed	(2,407,454)	(1,641,837)	(1,935,863)	(727,326)
Total Class S shares	11,009,139	5,378,854	5,458,475	2,728,457

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Money Market Fund		Municipal Bond Fund		Opportunity Income Plus Fund		Partner Emerging Markets Equity Fund
10/31/2017	10/31/2016	10/31/2017	10/31/2016	10/31/2017	10/31/2016	10/31/2017	10/31/2016

$355,446	$–	$55,034,126	$53,690,202	$16,236,157	$15,296,361	$159,490	$74,112
268	(6,874)	(2,962,342)	318,466	(340,739)	(6,888,061)	(188,126)	(276,443)
–	–	(33,697,180)	5,093,881	4,149,200	14,665,252	1,926,188	1,261,765
355,714	(6,874)	18,374,604	59,102,549	20,044,618	23,073,552	1,897,552	1,059,434

(105,838)	–	(47,790,355)	(48,820,860)	(8,603,782)	(9,299,965)	(43,554)	(94,804)
(249,608)	–	(7,173,455)	(4,953,163)	(7,670,388)	(6,128,993)	(28,818)	(4,952)
(355,446)	–	(54,963,810)	(53,774,023)	(16,274,170)	(15,428,958)	(72,372)	(99,756)
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(355,446)	–	(54,963,810)	(53,774,023)	(16,274,170)	(15,428,958)	(72,372)	(99,756)

242,067,940	437,861,023	62,763,886	100,455,335	30,780,063	31,129,039	4,582,653	1,861,845
104,043	–	40,787,705	41,365,218	7,849,810	8,454,782	43,506	94,696
(298,443,722)	(466,036,904)	(159,920,611)	(140,330,279)	(34,136,345)	(50,899,554)	(6,292,638)	(2,757,135)
(56,271,739)	(28,175,881)	(56,369,020)	1,490,274	4,493,528	(11,315,733)	(1,666,479)	(800,594)

311,645,006	167,552,466	77,982,660	118,077,949	112,255,199	73,358,555	5,285,566	975,577
234,521	–	6,591,809	4,545,888	7,301,476	5,785,465	28,824	4,952
(290,387,221)	(121,285,465)	(59,476,151)	(37,452,944)	(39,395,609)	(46,137,730)	(3,126,799)	(390,152)
21,492,306	46,267,001	25,098,318	85,170,893	80,161,066	33,006,290	2,187,591	590,377
(34,779,433)	18,091,120	(31,270,702)	86,661,167	84,654,594	21,690,557	521,112	(210,217)

(34,779,165)	18,084,246	(67,859,908)	91,989,693	88,425,042	29,335,151	2,346,292	749,461
437,969,880	419,885,634	1,664,073,841	1,572,084,148	436,570,600	407,235,449	10,735,981	9,986,520
$403,190,715	$437,969,880	$1,596,213,933	$1,664,073,841	$524,995,642	$436,570,600	$13,082,273	$10,735,981
$–	$–	$227,402	$157,086	$18,589	$(68,725)	$131,797	$60,550

242,067,938	437,861,023	5,516,312	8,538,620	3,010,351	3,106,685	541,497	239,743
104,044	–	3,590,615	3,514,351	766,512	845,085	5,535	13,319
(298,443,721)	(466,036,904)	(14,078,488)	(11,936,056)	(3,338,561)	(5,103,684)	(742,483)	(354,362)
(56,271,739)	(28,175,881)	(4,971,561)	116,915	438,302	(1,151,914)	(195,451)	(101,300)

311,645,006	167,552,466	6,861,019	10,013,429	10,970,324	7,311,458	613,775	121,236
234,521	–	580,167	385,988	712,559	577,703	3,705	702
(290,387,221)	(121,285,465)	(5,243,365)	(3,184,467)	(3,850,457)	(4,607,928)	(335,143)	(51,480)
21,492,306	46,267,001	2,197,821	7,214,950	7,832,426	3,281,233	282,337	70,458

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Worldwide Allocation Fund		Small Cap Stock Fund
For the periods ended	10/31/2017	10/31/2016	10/31/2017	10/31/2016
Operations
Net investment income/(loss)	$17,999,510	$15,889,973	$164,960	$1,440,134
Net realized gains/(losses)	36,589,905	(11,932,185)	47,168,618	20,381,444
Change in net unrealized appreciation/(depreciation)	97,227,066	13,772,520	107,637,046	2,698,981
Net Change in Net Assets Resulting From Operations	151,816,481	17,730,308	154,970,624	24,520,559
Distributions to Shareholders
From net investment income Class A	(2,695,343)	(2,749,370)	(647,301)	–
From net investment income Class S	(14,277,535)	(13,837,153)	(570,250)	(257,072)
Total From Net Investment Income	(16,972,878)	(16,586,523)	(1,217,551)	(257,072)
From net realized gains Class A	–	–	(16,107,310)	(28,309,678)
From net realized gains Class S	–	–	(4,745,724)	(8,200,599)
Total From Net Realized Gains	–	–	(20,853,034)	(36,510,277)
Total Distributions to Shareholders	(16,972,878)	(16,586,523)	(22,070,585)	(36,767,349)
Capital Stock Transactions

Class A
Sold	8,497,908	6,303,225	16,280,602	20,495,736
Distributions reinvested	2,655,104	2,711,758	16,642,749	28,141,481
Redeemed	(15,037,016)	(35,101,165)	(36,724,668)	(49,639,939)
Total Class A Capital Stock Transactions	(3,884,004)	(26,086,182)	(3,801,317)	(1,002,722)

Class S
Sold	15,581,089	27,494,901	28,686,730	20,117,342
Distributions reinvested	14,222,488	13,754,929	5,313,787	8,405,973
Redeemed	(9,168,091)	(66,692,379)	(14,505,758)	(11,837,387)
Total Class S Capital Stock Transactions	20,635,486	(25,442,549)	19,494,759	16,685,928
Capital Stock Transactions	16,751,482	(51,528,731)	15,693,442	15,683,206

Net Increase/(Decrease) in Net Assets	151,595,085	(50,384,946)	148,593,481	3,436,416
Net Assets, Beginning of Period	757,251,496	807,636,442	446,463,336	443,026,920
Net Assets, End of Period	$908,846,581	$757,251,496	$595,056,817	$446,463,336
Accumulated Undistributed Net Investment Income/(Loss)	$16,985,952	$13,919,395	$(224,028)	$735,175

Capital Stock Share Transactions

Class A shares
Sold	815,695	674,236	807,090	1,203,221
Distributions reinvested	284,272	290,027	855,788	1,729,655
Redeemed	(1,487,744)	(3,720,961)	(1,804,658)	(2,904,610)
Total Class A shares	(387,777)	(2,756,698)	(141,780)	28,266

Class S shares
Sold	1,497,545	2,890,563	1,165,084	980,464
Distributions reinvested	1,517,875	1,466,410	230,084	438,489
Redeemed	(862,706)	(7,059,363)	(596,037)	(612,466)
Total Class S shares	2,152,714	(2,702,390)	799,131	806,487

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into 23 separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation funds, four income plus funds, eight equity funds, six fixed-income funds and one money market fund. Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund, and Thrivent Multidimensional Income Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

(A) Share Classes – The Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25% or a reduced fee of 0.125%. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent Low Volatility Equity Fund and Thrivent Multidimensional Income Fund offer only Class S Shares, all other of the 21 Funds of the Trust offer Class A and Class S shares. Class A shares of Government Bond Fund are closed to all purchases and exchanges into the Fund, other than reinvestment of dividends by current shareholders of the Fund.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/ dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2017, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2014 through 2017. Additionally, as of October 31, 2017, the tax year ended October 31, 2013 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2017, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, in certain foreign markets where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Fund is informed of the declaration date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Balanced Income Plus	Quarterly	Quarterly
Government Bond	Daily	Monthly
High Yield	Daily	Monthly
Income	Daily	Monthly
Large Cap Growth	Annually	Annually
Large Cap Stock	Annually	Annually
Large Cap Value	Annually	Annually
Limited Maturity Bond	Daily	Monthly
Low Volatility Equity	Annually	Annually
Mid Cap Stock	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Aggressive Allocation	Annually	Annually
Moderately Conservative Allocation	Quarterly	Quarterly
Money Market*	Daily	Monthly
Municipal Bond	Daily	Monthly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Small Cap Stock	Annually	Annually

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(G) Derivative Financial Instruments – Each of the Funds, with the exception of the Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the year ended October 31, 2017, Balanced Income Plus Fund, Government Bond Fund, Limited Maturity Bond Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, and Opportunity Income Plus Fund used treasury options to manage the duration of the Fund versus the benchmark. Options on mortgage backed securities were used to generate income.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Futures Contracts – All Funds, with the exception of the Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended October 31, 2017, Aggressive Allocation Fund, Balanced Income Plus Fund, Government Bond Fund, Income Fund, Limited Maturity Bond Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, Opportunity Income Plus Fund and Partner Worldwide Allocation Fund used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

During the year ended October 31, 2017, Aggressive Allocation Fund, Balanced Income Plus Fund, Large Cap Growth Fund, Large Cap Stock Fund, Low Volatility Equity Fund, Moderate Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, Opportunity Income Plus Fund and Partner Worldwide Allocation Fund used equity futures to manage exposure to the equities markets.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds, with the exception of the Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

During the year ended October 31, 2017, Partner Worldwide Allocation Fund used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Funds, with the exception of the Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the year ended October 31, 2017, Moderate Allocation Fund, Moderately Aggressive Allocation Fund and Moderately Conservative Allocation Fund used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the fund.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	1,151,659	–	1,151,659	1,000,343	–	–	151,316	(*)
Balanced Income Plus
Futures Contracts	15,062	–	15,062	15,062	–	–	–
Government Bond
Futures Contracts	5,445	–	5,445	3,531	–	–	1,914	(*)
Income
Futures Contracts	87,275	–	87,275	–	–	–	87,275	(*)
Large Cap Growth
Futures Contracts	823,680	–	823,680	540,090	–	–	283,590	(*)
Large Cap Stock
Futures Contracts	1,125,173	–	1,125,173	–	–	–	1,125,173	(*)
Limited Maturity Bond
Futures Contracts	61,907	–	61,907	60,309	–	–	1,598	(*)
Low Volatility Equity
Futures Contracts	768	–	768	–	–	–	768	(*)
Moderate Allocation
Futures Contracts	995,561	–	995,561	995,561	–	–	–
Moderately Aggressive
Allocation
Futures Contracts	1,508,006	–	1,508,006	1,508,006	–	–	–
Moderately Conservative
Allocation
Futures Contracts	219,212	–	219,212	219,212	–	–	–
Opportunity Income Plus
Futures Contracts	18,422	–	18,422	18,422	–	–	–
Partner Worldwide Allocation
Futures Contracts	1,157,380	–	1,157,380	1,143,476	–	–	13,904	(*)
Exchange Contracts	1,116,221	–	1,116,221	857,937	–	–	258,284	(†)

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	1,000,343	–	1,000,343	1,000,343	–	–	–
Balanced Income Plus
Futures Contracts	22,380	–	22,380	15,062	–	7,318	–
Options Written	6,549	–	6,549	6,549	–	–	–
Securities Lending	4,119,264	–	4,119,264	4,027,568	–	–	91,696	^
Government Bond
Futures Contracts	3,531	–	3,531	3,531	–	–	–
High Yield
Securities Lending	60,706,196	–	60,706,196	59,459,111	–	–	1,247,085	^
Income
Securities Lending	19,443,426	–	19,443,426	18,857,287	–	–	586,139	^
Large Cap Growth
Futures Contracts	540,090	–	540,090	540,090	–	–	–
Large Cap Stock
Securities Lending	31,320,070	–	31,320,070	9,450,796	–	–	21,869,274	^
Large Cap Value
Securities Lending	13,370,305	–	13,370,305	13,088,274	–	–	282,031	^
Limited Maturity Bond
Futures Contracts	60,309	–	60,309	60,309	–	–	–
Securities Lending	3,466,660	–	3,466,660	3,347,176	–	–	119,484	^
Mid Cap Stock
Securities Lending	661,025	–	661,025	645,585	–	–	15,440	^
Moderate Allocation
Futures Contracts	1,224,748	–	1,224,748	995,561	–	229,187	–
Securities Lending	5,342,094	–	5,342,094	5,188,079	–	–	154,015	^
Moderately Aggressive Allocation
Futures Contracts	2,066,296	–	2,066,296	1,508,006	–	558,290	–
Securities Lending	2,793,337	–	2,793,337	2,693,312	–	–	100,025	^
Moderately Conservative Allocation
Futures Contracts	260,388	–	260,388	219,212	–	41,176	–
Securities Lending	2,075,383	–	2,075,383	2,013,811	–	–	61,572	^
Opportunity Income Plus
Futures Contracts	35,095	–	35,095	18,422	–	16,673	–
Options Written	19,013	–	19,013	19,013	–	–	–
Securities Lending	5,427,049	–	5,427,049	5,222,491	–	–	204,558	^
Partner Worldwide Allocation
Futures Contracts	1,143,476	–	1,143,476	1,143,476	–	–	–
Exchange Contracts	970,810	–	970,810	857,937	112,873	–	–
Small Cap Stock
Securities Lending	41,757,778	–	41,757,778	41,293,045	–	–	464,733	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less that the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of October 31, 2017, the value of securities on loan is as follows:

Fund	Securities on Loan
Balanced Income Plus	$4,027,568
High Yield	59,459,111
Income	18,857,287
Large Cap Stock	9,450,796
Large Cap Value	13,088,274
Limited Maturity Bond	3,347,176
Mid Cap Stock	645,585
Moderate Allocation	5,188,079
Moderately Aggressive Allocation	2,693,312
Moderately Conservative Allocation	2,013,811
Opportunity Income Plus	5,222,491
Small Cap Stock	41,293,045

(J) When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2017, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended October 31, 2017, none of the Funds engaged in these types of transactions.

(N) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(R) Loss Contingencies – High Yield Fund and Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Income Fund is also named as a defendant in this action, but management does not expect that the Fund’s assets will be subject to a loss contingency.

(S) Litigation – Awards from class action litigation are recorded as realized gains on the payment date.

(T) Leveraged Loans (also known as bank loans) – Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a fund to make additional investments. Interest rates of bank loan securities typically

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

(U) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Low Volatility Equity Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(V) Recent Accounting Pronouncements –

Investment Company Reporting Modernization

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC also adopted amendments to Regulation S-X, which describe the specific format and content of financial reports, to require standardized and enhanced disclosures about derivatives in investment company financial statements and other amendments. These amendments became effective August 1, 2017. Management has made the necessary changes to the financial statements and footnote disclosures within the Schedule of Investments to meet the requirements of this guidance.

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.

(W) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Low Volatility Equity	0.600%	0.600%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

Partner Emerging Markets Equity Fund

The Adviser has entered into a subadvisory agreement for the performance of subadvisory services with Aberdeen Asset Managers Limited (“Aberdeen”). The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% for the next $50 million and 0.68% for assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Worldwide Allocation Portfolio; each a series of Thrivent Series Fund, Inc., the shares of which are only available for purchase by separate accounts of and retirement plans sponsored by Thrivent Financial, and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Worldwide Allocation Fund

The adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund, and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements –

For the period ended October 31, 2017, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class S	Expiration Date
Government Bond	0.85%	0.75%	2/28/2018
Large Cap Growth	1.20%	N/A	2/28/2018
Low Volatility Equity	N/A	1.20%	2/28/2018
Opportunity Income Plus	0.90%	N/A	2/28/2018
Partner Emerging Markets Equity	1.65%	1.32%	2/28/2018
Partner Worldwide Allocation*	1.35%	N/A	2/28/2018

*	Expense cap of 1.35% was effective beginning January 31, 2017.

For the period ended October 31, 2017, Partner Worldwide Allocation Fund class S shares had a contractual expense reimbursement of 0.05% as a percentage of net assets in effect that will expire on 2/28/2018. This expense reimbursement was effective beginning January 1, 2017.

Each of the four Asset Allocation Funds paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Funds. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

the Fund and the Adviser. For the period ended October 31,2017, the following expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Aggressive Allocation*	0.27%	0.27%	N/A
Moderate Allocation*	0.22%	0.22%	N/A
Moderately Aggressive Allocation*	0.27%	0.27%	N/A
Moderately Conservative Allocation*	0.16%	0.16%	N/A

*	Expense reimbursements are accrued daily and paid by Thrivent Asset Mgt. monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Subject to certain limitations, all Funds in the Trust except for Money Market Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund.

(D) Distribution Plan – Thrivent Distributors, LLC is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2017, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) and Thrivent Distributors, LLC received $1,524,965 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fee equal to the sum of $70,000 per fund plus 0.019% of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the year ended October 31, 2017, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $4,725,330 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency, sub transfer agency, and dividend payment services necessary to the Funds on a per-account basis. These fees are accrued daily and paid monthly. For the year ended October 31, 2017, Thrivent Investor Services received $15,151,760 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds, except for Money Market Fund as it is not eligible for the deferral plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of a particular series of Thrivent Mutual Funds. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured. No trustees participated in the above plan during the year ended October 31, 2017.

Those Trustees not participating in the above plan received $589,763 in fees from the Trust for the year ended October 31, 2017. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., Thrivent Investor Services and Thrivent Distributors, LLC.; however, they receive no compensation from the Trust. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

(F) Indirect Expenses – Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Funds. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Trust and the Adviser.

(G) Interfund Lending – The Funds may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. The exemptive order permits the Fundsto borrow cash for temporary purposes from other Thrivent Funds. For the year ended October 31, 2017, no Funds borrowed cash through the interfund lending program.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	($61,384)	($1,498,394)	$1,559,778
Balanced Income Plus	(488,627)	489,703	(1,076)
Government Bond	6	(6)	–
High Yield	(36,105)	32,524,735	(32,488,630)
Income	5,488	(5,488)	–
Large Cap Growth	401,577	(401,577)	–
Large Cap Stock	(1,068,625)	(4,531,365)	5,599,990
Large Cap Value	(1,083,832)	(416,154)	1,499,986
Limited Maturity Bond	170,766	(170,766)	–
Low Volatility Equity	14,877	762	(15,639)
Mid Cap Stock	300,000	(4,517,652)	4,217,652
Moderate Allocation	(721,583)	(934,715)	1,656,298
Moderately Aggressive Allocation	(223,575)	(1,766,862)	1,990,437
Moderately Conservative Allocation	(13,804)	(22,071)	35,875
Opportunity Income Plus	125,327	4,975,088	(5,100,415)
Partner Emerging Markets Equity	(15,871)	15,871	–
Partner Worldwide Allocation	2,039,925	(2,039,925)	–
Small Cap Stock	93,388	(2,135,586)	2,042,198

At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long- Term Capital Gain
Aggressive Allocation	$19,833,945	$42,504,664
Balanced Income Plus	1,102,902	3,776,718
Government Bond	275,698	175,213
High Yield	49,798	–
Income	64,687	2,835,212
Large Cap Growth	7,306,314	13,988,547
Large Cap Stock	53,631,634	117,072,101
Large Cap Value	12,750,698	37,677,758
Limited Maturity Bond	80,264	–
Low Volatility Equity	114,445	20,226
Mid Cap Stock	721,239	141,010,688
Moderate Allocation	17,178,329	45,092,787
Moderately Aggressive Allocation	38,686,738	71,099,398

Fund	Undistributed Ordinary Income[a]	Undistributed Long- Term Capital Gain
Moderately Conservative Allocation	3,219,767	12,229,956
Municipal Bond[b]	519,581	–
Opportunity Income Plus	116,542	–
Partner Emerging Markets Equity	145,207	–
Partner Worldwide Allocation	26,473,341	5,536,285
Small Cap Stock	2,363,370	41,701,730

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.
b	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2017, the following Funds had accumulated net realized capital loss carryovers as follows:

Fund	Capital Loss Carryover		Expiration
High Yield	$30,205,874		Unlimited

Large Cap Stock	8,043,439	*	Unlimited

Limited Maturity Bond	5,131,268		Unlimited

Money Market	6,606		Unlimited

Municipal Bond	12,218,683		Unlimited

Opportunity Income Plus	7,918,135		Unlimited

Partner Emerging Markets Equity	1,988,343	*	Unlimited

*	These capital loss carryovers are limited under the Internal Revenue Code as to future utilization.

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

In addition to the capital loss carryovers noted above, $30,243,630 and $5,032,291 of capital loss carryovers in High Yield Fund and Opportunity Income Plus Fund respectively, expired during the fiscal year 2017.

During the fiscal year 2017, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Balanced Income Plus	1,999,319
Large Cap Stock	320,623
Limited Maturity Bond	856,784
Money Market	268
Partner Worldwide Allocation	22,482,139

The following funds deferred, on a tax basis, the following Late Year Ordinary Losses:

Fund	Ordinary Losses
Aggressive Allocation	816,857
Small Cap Stock	44,367

These amounts are deferred for tax purposes, and are deemed to occur on the first day of the following fiscal year.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

The tax character of distributions paid during the years ended October 31, 2017 and 2016 was as follows:

	Tax-Exempt Income		Ordinary Income[a]		Long-Term Capital Gain
Fund	10/31/2017	10/31/2016	10/31/2017	10/31/2016	10/31/2017	10/31/2016
Aggressive Allocation	$–	$–	$5,226,150	$8,083,429	$4,137,930	$58,835,863
Balanced Income Plus	–	–	6,956,012	7,398,953	–	13,422,699
Government Bond	–	–	912,659	1,320,174	115,720	434,213
High Yield	–	–	37,756,918	37,387,860	–	–
Income	–	–	27,516,639	26,502,374	70,070	3,613,600
Large Cap Growth	–	–	–	–	3,841,148	36,450,230
Large Cap Stock	–	–	19,489,545	17,352,745	45,030,048	59,960,093
Large Cap Value	–	–	12,633,378	10,988,078	27,002,050	41,962,139
Limited Maturity Bond	–	–	15,303,593	12,715,304	–	–
Mid Cap Stock	–	–	2,566,223	2,818,377	59,623,371	135,812,902
Moderate Allocation	–	–	28,709,427	29,739,180	9,802,217	75,716,333
Moderately Aggressive Allocation	–	–	21,109,876	24,142,726	21,224,817	104,588,542
Moderately Conservative Allocation	–	–	15,557,498	13,233,600	5,233,887	19,513,617
Money Market	–	–	355,446	–	–	–
Municipal Bond	54,640,708	53,399,868	323,102	374,155	–	–
Opportunity Income Plus	–	–	16,274,170	15,428,958	–	–
Partner Emerging Markets Equity	–	–	72,372	99,756	–	–
Partner Worldwide Allocation	–	–	16,972,878	16,586,523	–	–
Small Cap Stock	–	–	1,217,551	738,604	20,853,034	36,028,745

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2017, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$326,526	$369,927
Balanced Income Plus	248,537	229,557
Government Bond	8,408	2,969
High Yield	353,235	329,292
Income	348,133	281,945
Large Cap Growth	480,543	487,191
Large Cap Stock	1,092,134	1,155,493
Large Cap Value	155,359	166,727
Limited Maturity Bond	358,091	245,945
Low Volatility Equity	7,415	2,409
Mid Cap Stock	436,400	421,813
Moderate Allocation	683,109	595,146
Moderately Aggressive Allocation	711,858	698,821
Moderately Conservative Allocation	256,736	208,647
Municipal Bond	288,704	302,258
Opportunity Income Plus	304,655	242,520
Partner Emerging Markets Equity	5,688	5,156
Partner Worldwide Allocation	757,168	740,477
Small Cap Stock	247,573	247,003

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$180,665	$178,854
Balanced Income Plus	226,053	222,322
Government Bond	109,258	110,186
Income	495,677	511,352
Limited Maturity Bond	383,158	405,348
Moderate Allocation	2,419,523	2,390,506
Moderately Aggressive Allocation	1,431,383	1,401,705

	In thousands
Fund	Purchases	Sales
Moderately Conservative Allocation	1,403,408	1,400,448
Opportunity Income Plus	636,317	615,580
Partner Worldwide Allocation	12,993	14,008

(B) Investments in Restricted Securities – Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2017, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Balanced Income Plus	24	1.66%
High Yield	6	1.33%
Income	11	2.01%
Limited Maturity Bond	32	8.47%
Moderate Allocation	40	0.89%
Moderately Aggressive Allocation	40	0.50%
Moderately Conservative Allocation	40	1.62%
Municipal Bond	3	0.21%
Opportunity Income Plus	26	3.52%
Partner Worldwide Allocation	14	0.40%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except the Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. For the year ended October 31, 2017, Government Bond Fund and Limited Maturity Bond Fund engaged in purchase transactions in the amounts of $612,866 and $5,543,758, respectively, that complied with Rule 17a-7 of the 1940 Act.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2017, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Government Bond	4,178,064	70.9%
Opportunity Income Plus	2,749,274	5.4%
Partner Worldwide Allocation	11,496,571	14.4%

As of October 31, 2017, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	8,828,820	12.7%
Balanced Income Plus	3,241,452	12.4%
Income	6,739,808	7.4%
Moderately Aggressive Allocation	8,931,537	5.5%

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(9) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of October 31, 2017, the following Funds had portfolio concentration greater than 25% in certain sectors.

Fund	Sector	% of Total Net Assets
Income	Financials	30.2%
Large Cap Growth	Information Technology	50.0%
Large Cap Value	Financials	26.8%
Partner Emerging Markets Equity	Financials	26.9%

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THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2017	$13.11	$0.05	$2.98	$3.03	$(0.07)	$(0.06)
Year Ended 10/31/2016	14.05	0.07	0.08	0.15	(0.03)	(1.06)
Year Ended 10/31/2015	14.77	0.04	0.33	0.37	(0.07)	(1.02)
Year Ended 10/31/2014	14.15	0.05	1.21	1.26	(0.10)	(0.54)
Year Ended 10/31/2013	11.54	0.07	2.73	2.80	(0.09)	(0.10)

Class S Shares
Year Ended 10/31/2017	13.25	0.08	3.02	3.10	(0.12)	(0.06)
Year Ended 10/31/2016	14.19	0.10	0.11	0.21	(0.09)	(1.06)
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
Year Ended 10/31/2013	11.64	0.12	2.75	2.87	(0.14)	(0.10)
BALANCED INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2017	12.22	0.29	1.01	1.30	(0.26)	–
Year Ended 10/31/2016	12.80	0.30	0.03	0.33	(0.29)	(0.62)
Year Ended 10/31/2015	13.43	0.31	(0.04)	0.27	(0.29)	(0.61)
Year Ended 10/31/2014	14.21	0.24	0.72	0.96	(0.22)	(1.52)
Year Ended 10/31/2013	12.63	0.14	2.24	2.38	(0.15)	(0.65)

Class S Shares
Year Ended 10/31/2017	12.20	0.32	1.02	1.34	(0.31)	–
Year Ended 10/31/2016	12.77	0.34	0.04	0.38	(0.33)	(0.62)
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
Year Ended 10/31/2013	12.61	0.20	2.24	2.44	(0.20)	(0.66)
GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2017	10.14	0.14	(0.20)	(0.06)	(0.14)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.21	0.33	(0.12)	(0.19)
Year Ended 10/31/2015	10.05	0.09	0.09	0.18	(0.08)	(0.03)
Year Ended 10/31/2014	10.02	0.11	0.14	0.25	(0.11)	(0.11)
Year Ended 10/31/2013	10.76	0.07	(0.33)	(0.26)	(0.08)	(0.40)

Class S Shares
Year Ended 10/31/2017	10.14	0.15	(0.20)	(0.05)	(0.15)	(0.02)
Year Ended 10/31/2016	10.12	0.12	0.22	0.34	(0.13)	(0.19)
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)
Year Ended 10/31/2013	10.76	0.11	(0.34)	(0.23)	(0.11)	(0.40)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Aggressive Allocation Fund was 57%, for Balanced Income Plus Fund was 120% and for Government Bond Fund was 149%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.13)	$16.01	23.31%	$879.6	0.92%	0.32%	1.19%	0.05%	59%
(1.09)	13.11	1.34%	730.0	0.94%	0.50%	1.21%	0.23%	58%***
(1.09)	14.05	2.78%	732.0	0.92%	0.23%	0.96%	0.19%	51%
(0.64)	14.77	9.34%	687.6	0.81%	0.30%	0.81%	0.30%	51%
(0.19)	14.15	24.64%	612.4	0.81%	0.52%	0.82%	0.51%	44%

(0.18)	16.17	23.64%	238.1	0.63%	0.56%	0.89%	0.29%	59%
(1.15)	13.25	1.76%	140.9	0.56%	0.86%	0.83%	0.59%	58%***
(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%
(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%
(0.24)	14.27	25.11%	94.6	0.40%	0.96%	0.40%	0.96%	44%

(0.26)	13.26	10.78%	250.7	1.06%	2.26%	1.06%	2.26%	145%
(0.91)	12.22	2.83%	231.8	1.07%	2.52%	1.07%	2.52%	125%***
(0.90)	12.80	2.18%	232.8	1.06%	2.38%	1.06%	2.38%	148%
(1.74)	13.43	7.60%	222.1	1.06%	1.85%	1.06%	1.85%	124%
(0.80)	14.21	19.95%	167.8	1.09%	1.08%	1.10%	1.08%	236%

(0.31)	13.23	11.09%	94.5	0.73%	2.58%	0.73%	2.58%	145%
(0.95)	12.20	3.30%	65.6	0.70%	2.88%	0.70%	2.88%	125%***
(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%
(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%
(0.86)	14.19	20.49%	54.7	0.66%	1.52%	0.67%	1.51%	236%

(0.16)	9.92	(0.56)%	6.5	0.85%	1.40%	1.00%	1.25%	193%
(0.31)	10.14	3.36%	8.7	0.87%	1.16%	1.04%	0.98%	152%***
(0.11)	10.12	1.83%	18.7	0.90%	0.86%	1.12%	0.65%	145%
(0.22)	10.05	2.56%	14.1	0.90%	1.08%	1.07%	0.90%	130%
(0.48)	10.02	(2.51)%	13.0	0.90%	0.71%	1.03%	0.57%	184%

(0.17)	9.92	(0.47)%	52.0	0.76%	1.49%	0.79%	1.46%	193%
(0.32)	10.14	3.41%	46.9	0.81%	1.22%	0.81%	1.22%	152%***
(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%
(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%
(0.51)	10.02	(2.18)%	95.1	0.57%	1.06%	0.57%	1.06%	184%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2017	$4.76	$0.25	$0.14	$0.39	$(0.25)	$–
Year Ended 10/31/2016	4.74	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2015	5.04	0.26	(0.30)	(0.04)	(0.26)	–
Year Ended 10/31/2014	5.09	0.29	(0.05)	0.24	(0.29)	–
Year Ended 10/31/2013	5.01	0.31	0.07	0.38	(0.30)	–

Class S Shares
Year Ended 10/31/2017	4.76	0.27	0.13	0.40	(0.26)	–
Year Ended 10/31/2016	4.74	0.26	0.03	0.29	(0.27)	–
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	–
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	–
Year Ended 10/31/2013	5.01	0.32	0.09	0.41	(0.32)	–
INCOME FUND
Class A Shares
Year Ended 10/31/2017	9.26	0.28	0.02	0.30	(0.28)	(0.01)
Year Ended 10/31/2016	9.01	0.29	0.29	0.58	(0.29)	(0.04)
Year Ended 10/31/2015	9.29	0.30	(0.24)	0.06	(0.30)	(0.04)
Year Ended 10/31/2014	9.09	0.32	0.20	0.52	(0.32)	–
Year Ended 10/31/2013	9.38	0.31	(0.29)	0.02	(0.31)	–

Class S Shares
Year Ended 10/31/2017	9.25	0.31	0.02	0.33	(0.31)	(0.01)
Year Ended 10/31/2016	9.00	0.32	0.29	0.61	(0.32)	(0.04)
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	–
Year Ended 10/31/2013	9.37	0.35	(0.30)	0.05	(0.34)	–
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2017	8.23	(0.04)	2.09	2.05	–	(0.05)
Year Ended 10/31/2016	9.12	(0.03)	(0.36)	(0.39)	–	(0.50)
Year Ended 10/31/2015	8.31	(0.02)	0.97	0.95	–	(0.14)
Year Ended 10/31/2014	7.10	(0.02)	1.23	1.21	–	–
Year Ended 10/31/2013	5.48	0.01	1.63	1.64	(0.02)	–

Class S Shares
Year Ended 10/31/2017	8.99	–	2.29	2.29	–	(0.05)
Year Ended 10/31/2016	9.89	0.01	(0.41)	(0.40)	–	(0.50)
Year Ended 10/31/2015	8.96	–	1.07	1.07	–	(0.14)
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	–
Year Ended 10/31/2013	5.91	0.04	1.74	1.78	(0.04)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for High Yield Fund was 42%, for Income Fund was 104% and for Large Cap Growth Fund was 67%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.25)	$4.90	8.42%	$477.7	0.80%	5.25%	0.80%	5.25%	48%
(0.25)	4.76	6.05%	471.5	0.81%	5.42%	0.81%	5.42%	43	%***
(0.26)	4.74	(0.77)%	489.2	0.81%	5.39%	0.81%	5.39%	38%
(0.29)	5.04	4.72%	540.1	0.80%	5.59%	0.80%	5.59%	43%
(0.30)	5.09	7.85%	540.0	0.81%	6.03%	0.81%	6.03%	61%

(0.26)	4.90	8.68%	259.9	0.57%	5.49%	0.57%	5.49%	48%
(0.27)	4.76	6.34%	232.2	0.55%	5.68%	0.55%	5.68%	43	%***
(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%
(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%
(0.32)	5.10	8.42%	240.7	0.48%	6.36%	0.48%	6.36%	61%

(0.29)	9.27	3.34%	342.5	0.77%	3.04%	0.77%	3.04%	100%
(0.33)	9.26	6.62%	359.3	0.77%	3.20%	0.77%	3.20%	107	%***
(0.34)	9.01	0.65%	370.0	0.77%	3.29%	0.77%	3.29%	92%
(0.32)	9.29	5.79%	400.5	0.77%	3.47%	0.77%	3.47%	97%
(0.31)	9.09	0.23%	419.5	0.77%	3.40%	0.77%	3.40%	121%

(0.32)	9.26	3.66%	504.7	0.45%	3.35%	0.45%	3.35%	100%
(0.36)	9.25	6.97%	462.9	0.44%	3.53%	0.44%	3.53%	107	%***
(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%
(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%
(0.34)	9.08	0.60%	403.3	0.40%	3.77%	0.40%	3.77%	121%

(0.05)	10.23	25.03%	210.2	1.20%	(0.32)%	1.26%	(0.38)%	65%
(0.50)	8.23	(4.52)%	178.8	1.20%	(0.25)%	1.28%	(0.33)%	68	%***
(0.14)	9.12	11.61%	218.8	1.20%	(0.35)%	1.30%	(0.45)%	64%
–	8.31	17.10%	183.6	1.20%	(0.25)%	1.34%	(0.38)%	45%
(0.02)	7.10	29.99%	157.0	1.20%	0.14%	1.41%	(0.07)%	63%

(0.05)	11.23	25.59%	654.1	0.82%	0.05%	0.82%	0.05%	65%
(0.50)	8.99	(4.26)%	510.1	0.82%	0.12%	0.82%	0.12%	68	%***
(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%
(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%
(0.04)	7.65	30.30%	286.9	0.82%	0.52%	0.82%	0.52%	63%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2017	$24.77	$0.30	$5.13	$5.43	$(0.29)	$(0.70)
Year Ended 10/31/2016	26.32	0.26	(0.66)	(0.40)	(0.24)	(0.91)
Year Ended 10/31/2015	27.75	0.24	0.90	1.14	(0.24)	(2.33)
Year Ended 10/31/2014	27.54	0.22	2.57	2.79	(0.10)	(2.48)
Year Ended 10/31/2013	23.64	0.19	5.24	5.43	(0.25)	(1.28)

Class S Shares
Year Ended 10/31/2017	25.01	0.40	5.17	5.57	(0.38)	(0.70)
Year Ended 10/31/2016	26.57	0.32	(0.62)	(0.30)	(0.35)	(0.91)
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)
Year Ended 10/31/2013	23.82	0.30	5.27	5.57	(0.36)	(1.28)
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2017	19.42	0.29	3.85	4.14	(0.24)	(0.65)
Year Ended 10/31/2016	19.99	0.30	0.39	0.69	(0.19)	(1.07)
Year Ended 10/31/2015	20.65	0.22	0.01	0.23	(0.19)	(0.70)
Year Ended 10/31/2014	18.60	0.20	2.02	2.22	(0.17)	–
Year Ended 10/31/2013	14.66	0.22	3.96	4.18	(0.24)	–

Class S Shares
Year Ended 10/31/2017	19.56	0.36	3.89	4.25	(0.32)	(0.65)
Year Ended 10/31/2016	20.14	0.32	0.46	0.78	(0.29)	(1.07)
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	–
Year Ended 10/31/2013	14.76	0.29	3.99	4.28	(0.31)	–
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2017	12.48	0.21	0.01	0.22	(0.21)	–
Year Ended 10/31/2016	12.38	0.20	0.10	0.30	(0.20)	–
Year Ended 10/31/2015	12.44	0.17	(0.06)	0.11	(0.17)	–
Year Ended 10/31/2014	12.53	0.18	(0.02)	0.16	(0.18)	(0.07)
Year Ended 10/31/2013	12.62	0.15	(0.09)	0.06	(0.15)	–

Class S Shares
Year Ended 10/31/2017	12.48	0.23	0.01	0.24	(0.24)	–
Year Ended 10/31/2016	12.37	0.22	0.11	0.33	(0.22)	–
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	–
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
Year Ended 10/31/2013	12.62	0.18	(0.09)	0.09	(0.18)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Large Cap Stock Fund was 62% and for Limited Maturity Bond Fund was 81%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.99)	$29.21	22.61%	$1,594.8	1.01%	1.11%	1.01%	1.11%	73%
(1.15)	24.77	(1.48)%	1,399.8	1.03%	1.03%	1.03%	1.03%	64%	***
(2.57)	26.32	4.59%	1,560.0	1.02%	0.99%	1.02%	0.99%	52%
(2.58)	27.75	11.06%	1,594.0	1.02%	0.82%	1.02%	0.82%	65%
(1.53)	27.54	24.57%	1,556.5	1.05%	0.81%	1.05%	0.81%	66%

(1.08)	29.50	23.06%	263.3	0.65%	1.47%	0.65%	1.47%	73%
(1.26)	25.01	(1.08)%	203.7	0.64%	1.42%	0.64%	1.42%	64%	***
(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%
(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%
(1.64)	27.75	25.10%	192.8	0.61%	1.25%	0.61%	1.25%	66%

(0.89)	22.67	21.77%	228.0	0.91%	1.31%	0.91%	1.31%	17%
(1.26)	19.42	3.86%	198.6	0.93%	1.34%	0.93%	1.34%	22%
(0.89)	19.99	1.14%	231.1	0.94%	1.08%	0.94%	1.08%	31%
(0.17)	20.65	12.00%	237.1	0.94%	1.00%	0.94%	1.00%	24%
(0.24)	18.60	28.92%	214.6	0.98%	1.25%	0.98%	1.25%	39%
(0.97)	22.84	22.21%	757.3	0.53%	1.69%	0.53%	1.69%	17%
(1.36)	19.56	4.29%	618.7	0.53%	1.73%	0.53%	1.73%	22%
(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%
(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%
(0.31)	18.73	29.57%	508.9	0.52%	1.72%	0.52%	1.72%	39%

(0.21)	12.49	1.79%	336.0	0.61%	1.69%	0.61%	1.69%	79%
(0.20)	12.48	2.42%	351.2	0.62%	1.58%	0.62%	1.58%	83%	***
(0.17)	12.38	0.89%	374.4	0.62%	1.37%	0.62%	1.37%	89%
(0.25)	12.44	1.27%	360.2	0.62%	1.44%	0.62%	1.44%	102%
(0.15)	12.53	0.46%	415.6	0.60%	1.21%	0.61%	1.20%	121%

(0.24)	12.48	1.91%	550.1	0.42%	1.89%	0.42%	1.89%	79%
(0.22)	12.48	2.72%	441.0	0.41%	1.80%	0.41%	1.80%	83%	***
(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%
(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%
(0.18)	12.53	0.70%	448.1	0.37%	1.44%	0.37%	1.44%	121%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LOW VOLATILITY EQUITY FUND
Class S Shares
Year Ended 10/31/2017(c)	$10.00	$0.09	$0.78	$0.87	$–	$–
MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2017	21.63	(0.02)	5.45	5.43	(0.02)	(0.99)
Year Ended 10/31/2016	21.61	0.02	2.44	2.46	(0.03)	(2.41)
Year Ended 10/31/2015	23.55	(0.07)	0.82	0.75	(0.05)	(2.64)
Year Ended 10/31/2014	20.38	0.07	3.10	3.17	–	–
Year Ended 10/31/2013	15.34	0.01	5.03	5.04	–	–

Class S Shares
Year Ended 10/31/2017	24.00	(0.03)	6.15	6.12	(0.10)	(0.98)
Year Ended 10/31/2016	23.69	0.02	2.79	2.81	(0.09)	(2.41)
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	–
Year Ended 10/31/2013	16.63	0.10	5.43	5.53	(0.07)	–
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2017	12.52	0.17	1.45	1.62	(0.17)	(0.08)
Year Ended 10/31/2016	12.90	0.16	0.20	0.36	(0.15)	(0.59)
Year Ended 10/31/2015	13.26	0.16	0.08	0.24	(0.18)	(0.42)
Year Ended 10/31/2014	12.88	0.17	0.73	0.90	(0.20)	(0.32)
Year Ended 10/31/2013	11.55	0.18	1.48	1.66	(0.19)	(0.14)

Class S Shares
Year Ended 10/31/2017	12.55	0.20	1.46	1.66	(0.20)	(0.08)
Year Ended 10/31/2016	12.94	0.19	0.20	0.39	(0.19)	(0.59)
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
Year Ended 10/31/2013	11.57	0.22	1.49	1.71	(0.23)	(0.14)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, February 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Mid Cap Stock Fund was 21% and for Moderate Allocation Fund was 138%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$10.87	8.70%	$5.8	1.20%	1.31%	4.22%	(1.71)%	77%

(1.01)	26.05	25.63%	1,188.0	1.06%	(0.07)%	1.06%	(0.07)%	29%
(2.44)	21.63	12.93%	1,005.1	1.09%	0.09%	1.09%	0.09%	22%***
(2.69)	21.61	3.60%	963.3	1.09%	0.10%	1.11%	0.09%	56%
–	23.55	15.55%	678.2	1.11%	0.30%	1.11%	0.30%	27%
–	20.38	32.86%	625.4	1.15%	0.07%	1.15%	0.07%	39%

(1.08)	29.04	26.04%	516.3	0.72%	0.26%	0.72%	0.26%	29%
(2.50)	24.00	13.36%	337.7	0.72%	0.47%	0.72%	0.47%	22%***
(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%
(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%
(0.07)	22.09	33.41%	290.0	0.71%	0.50%	0.71%	0.50%	39%

(0.25)	13.89	13.08%	1,839.5	0.80%	1.31%	1.02%	1.09%	158%
(0.74)	12.52	3.06%	1,682.9	0.81%	1.31%	1.02%	1.10%	147%***
(0.60)	12.90	1.93%	1,706.5	0.76%	1.25%	0.81%	1.21%	107%
(0.52)	13.26	7.22%	1,683.8	0.72%	1.29%	0.72%	1.29%	73%
(0.33)	12.88	14.74%	1,541.3	0.68%	1.51%	0.70%	1.48%	85%

(0.28)	13.93	13.44%	369.4	0.53%	1.51%	0.75%	1.30%	158%
(0.78)	12.55	3.31%	179.0	0.49%	1.56%	0.71%	1.35%	147%***
(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%
(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%
(0.37)	12.91	15.18%	75.2	0.35%	1.83%	0.35%	1.83%	85%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2017	$13.11	$0.13	$2.22	$2.35	$(0.13)	$(0.14)
Year Ended 10/31/2016	13.73	0.13	0.15	0.28	(0.09)	(0.81)
Year Ended 10/31/2015	14.17	0.11	0.20	0.31	(0.15)	(0.60)
Year Ended 10/31/2014	13.69	0.12	0.97	1.09	(0.16)	(0.45)
Year Ended 10/31/2013	11.64	0.15	2.16	2.31	(0.17)	(0.09)

Class S Shares
Year Ended 10/31/2017	13.23	0.15	2.25	2.40	(0.17)	(0.14)
Year Ended 10/31/2016	13.86	0.14	0.18	0.32	(0.14)	(0.81)
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)
Year Ended 10/31/2013	11.73	0.20	2.17	2.37	(0.22)	(0.09)
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2017	11.78	0.21	0.80	1.01	(0.21)	(0.10)
Year Ended 10/31/2016	11.88	0.20	0.21	0.41	(0.18)	(0.33)
Year Ended 10/31/2015	12.19	0.18	(0.03)	0.15	(0.20)	(0.26)
Year Ended 10/31/2014	11.98	0.20	0.48	0.68	(0.21)	(0.26)
Year Ended 10/31/2013	11.34	0.20	0.83	1.03	(0.20)	(0.19)

Class S Shares
Year Ended 10/31/2017	11.82	0.23	0.81	1.04	(0.24)	(0.10)
Year Ended 10/31/2016	11.91	0.22	0.24	0.46	(0.22)	(0.33)
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)
Year Ended 10/31/2013	11.37	0.23	0.83	1.06	(0.23)	(0.19)
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–

Class S Shares
Year Ended 10/31/2017	1.00	–	–	–	–	–
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Moderately Aggressive Allocation Fund was 90% and for Moderately Conservative Allocation Fund was 181%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.27)	$15.19	18.21%	$2,086.9	0.81%	0.91%	1.08%	0.64%	103%
(0.90)	13.11	2.36%	1,809.6	0.82%	1.01%	1.10%	0.73%	94%***
(0.75)	13.73	2.34%	1,814.6	0.81%	0.81%	0.85%	0.76%	66%
(0.61)	14.17	8.29%	1,746.7	0.76%	0.85%	0.76%	0.85%	61%
(0.26)	13.69	20.28%	1,558.9	0.72%	1.15%	0.74%	1.13%	51%

(0.31)	15.32	18.48%	389.9	0.55%	1.07%	0.83%	0.79%	103%
(0.95)	13.23	2.66%	191.0	0.49%	1.28%	0.77%	1.00%	94%***
(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%
(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%
(0.31)	13.79	20.66%	107.5	0.35%	1.50%	0.35%	1.50%	51%

(0.31)	12.48	8.70%	719.7	0.83%	1.70%	0.99%	1.54%	208%
(0.51)	11.78	3.65%	703.3	0.84%	1.69%	0.99%	1.54%	196%***
(0.46)	11.88	1.32%	716.6	0.80%	1.54%	0.83%	1.52%	187%
(0.47)	12.19	5.86%	731.4	0.77%	1.64%	0.77%	1.64%	140%
(0.39)	11.98	9.32%	701.3	0.71%	1.70%	0.75%	1.67%	166%

(0.34)	12.52	8.97%	141.9	0.56%	1.93%	0.72%	1.77%	208%
(0.55)	11.82	4.05%	69.4	0.53%	1.95%	0.69%	1.80%	196%***
(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%
(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%
(0.42)	12.01	9.62%	31.7	0.41%	2.01%	0.41%	2.01%	166%

–	1.00	0.03%	325.1	0.80%	0.03%	0.80%	0.03%	N/A
–	1.00	0.00%	381.3	0.41%	0.00%	0.85%	(0.43)%	N/A
–	1.00	0.00%	409.5	0.20%	0.00%	0.95%	(0.75)%	N/A
–	1.00	0.00%	422.7	0.19%	0.00%	0.94%	(0.75)%	N/A
–	1.00	0.00%	469.0	0.23%	0.00%	0.94%	(0.71)%	N/A

–	1.00	0.31%	78.1	0.53%	0.32%	0.53%	0.32%	N/A
–	1.00	0.00%	56.6	0.44%	0.00%	0.53%	(0.09)%	N/A
–	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A
–	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A
–	1.00	0.00%	6.5	0.23%	0.00%	0.59%	(0.37)%	N/A

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2017	$11.65	$0.39	$(0.26)	$0.13	$(0.39)	$–
Year Ended 10/31/2016	11.60	0.39	0.05	0.44	(0.39)	–
Year Ended 10/31/2015	11.68	0.40	(0.08)	0.32	(0.40)	–
Year Ended 10/31/2014	11.18	0.42	0.50	0.92	(0.42)	–
Year Ended 10/31/2013	11.93	0.42	(0.74)	(0.32)	(0.42)	(0.01)

Class S Shares
Year Ended 10/31/2017	11.65	0.41	(0.26)	0.15	(0.41)	–
Year Ended 10/31/2016	11.60	0.41	0.06	0.47	(0.42)	–
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	–
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	–
Year Ended 10/31/2013	11.93	0.45	(0.74)	(0.29)	(0.45)	(0.01)
OPPORTUNITY INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2017	10.23	0.34	0.08	0.42	(0.34)	–
Year Ended 10/31/2016	10.05	0.36	0.19	0.55	(0.37)	–
Year Ended 10/31/2015	10.38	0.38	(0.33)	0.05	(0.38)	–
Year Ended 10/31/2014	10.32	0.36	0.06	0.42	(0.36)	–
Year Ended 10/31/2013	10.70	0.26	(0.39)	(0.13)	(0.25)	–

Class S Shares
Year Ended 10/31/2017	10.23	0.36	0.08	0.44	(0.36)	–
Year Ended 10/31/2016	10.05	0.39	0.18	0.57	(0.39)	–
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	–
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	–
Year Ended 10/31/2013	10.71	0.29	(0.40)	(0.11)	(0.28)	–
PARTNER EMERGING MARKETS EQUITY FUND
Class A Shares
Year Ended 10/31/2017	8.44	0.10	1.14	1.24	(0.04)	–
Year Ended 10/31/2016	7.66	0.06	0.80	0.86	(0.08)	–
Year Ended 10/31/2015	9.45	0.08	(1.74)	(1.66)	(0.13)	–
Year Ended 10/31/2014	10.51	0.14	(1.10)	(0.96)	(0.10)	–
Year Ended 10/31/2013	10.27	0.08	0.26	0.34	–	(0.10)

Class S Shares
Year Ended 10/31/2017	8.39	0.14	1.12	1.26	(0.08)	–
Year Ended 10/31/2016	7.63	0.03	0.84	0.87	(0.11)	–
Year Ended 10/31/2015	9.47	0.12	(1.75)	(1.63)	(0.21)	–
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	–
Year Ended 10/31/2013	10.27	0.12	0.26	0.38	–	(0.10)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Opportunity Income Plus Fund was 147%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.39)	$11.39	1.15%	$1,382.3	0.74%	3.41%	0.74%	3.41%	18%
(0.39)	11.65	3.79%	1,471.0	0.74%	3.29%	0.74%	3.29%	10%
(0.40)	11.60	2.75%	1,463.5	0.74%	3.42%	0.74%	3.42%	8%
(0.42)	11.68	8.33%	1,446.3	0.75%	3.65%	0.75%	3.65%	8%
(0.43)	11.18	(2.76)%	1,397.2	0.74%	3.65%	0.74%	3.65%	24%

(0.41)	11.39	1.39%	213.9	0.50%	3.64%	0.50%	3.64%	18%
(0.42)	11.65	4.04%	193.0	0.49%	3.53%	0.49%	3.53%	10%
(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%
(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%
(0.46)	11.18	(2.51)%	91.8	0.49%	3.91%	0.49%	3.91%	24%

(0.34)	10.31	4.16%	264.8	0.90%	3.29%	0.91%	3.28%	186%
(0.37)	10.23	5.60%	258.4	0.89%	3.65%	0.92%	3.62%	156%***
(0.38)	10.05	0.47%	265.3	0.85%	3.70%	0.94%	3.61%	165%
(0.36)	10.38	4.13%	271.1	0.85%	3.48%	0.95%	3.38%	169%
(0.25)	10.32	(1.26)%	228.4	0.85%	2.42%	0.94%	2.33%	387%

(0.36)	10.31	4.40%	260.2	0.66%	3.53%	0.66%	3.53%	186%
(0.39)	10.23	5.84%	178.2	0.66%	3.88%	0.66%	3.88%	156%***
(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%
(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%
(0.28)	10.32	(1.04)%	24.8	0.53%	2.58%	0.55%	2.56%	387%

(0.04)	9.64	14.79%	9.3	1.65%	1.10%	3.39%	(0.64)%	42%
(0.08)	8.44	11.36%	9.8	1.65%	0.75%	3.57%	(1.17)%	11%
(0.13)	7.66	(17.75)%	9.6	1.65%	0.85%	3.46%	(0.95)%	117%
(0.10)	9.45	(9.17)%	12.8	1.67%	1.32%	3.23%	(0.25)%	69%
(0.10)	10.51	3.26%	14.6	1.64%	0.81%	3.41%	(0.96)%	103%

(0.08)	9.57	15.19%	3.8	1.32%	1.61%	3.24%	(0.31)%	42%
(0.11)	8.39	11.67%	1.0	1.32%	0.94%	3.56%	(1.30)%	11%
(0.21)	7.63	(17.53)%	0.3	1.32%	1.14%	3.05%	(0.58)%	117%
(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%
(0.10)	10.55	3.65%	1.0	1.32%	1.12%	3.14%	(0.70)%	103%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2017	$9.65	$0.20	$1.67	$1.87	$(0.19)	$–
Year Ended 10/31/2016	9.62	0.21	–	0.21	(0.18)	–
Year Ended 10/31/2015	10.03	0.16	(0.37)	(0.21)	(0.20)	–
Year Ended 10/31/2014	10.29	0.16	(0.25)	(0.09)	(0.17)	–
Year Ended 10/31/2013	8.73	0.16	1.58	1.74	(0.18)	–

Class S Shares
Year Ended 10/31/2017	9.71	0.23	1.69	1.92	(0.23)	–
Year Ended 10/31/2016	9.69	0.22	0.02	0.24	(0.22)	–
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	–
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	–
Year Ended 10/31/2013	8.79	0.19	1.59	1.78	(0.21)	–
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2017	17.53	(0.02)	5.98	5.96	(0.03)	(0.86)
Year Ended 10/31/2016	18.15	0.04	0.88	0.92	–	(1.54)
Year Ended 10/31/2015	20.12	0.08	0.14	0.22	–	(2.19)
Year Ended 10/31/2014	18.52	(0.05)	1.80	1.75	–	(0.15)
Year Ended 10/31/2013	14.28	(0.05)	4.29	4.24	–	–

Class S Shares
Year Ended 10/31/2017	20.68	(0.01)	7.16	7.15	(0.10)	(0.86)
Year Ended 10/31/2016	21.10	0.01	1.15	1.16	(0.04)	(1.54)
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	–	(2.19)
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	–	(0.15)
Year Ended 10/31/2013	16.09	0.09	4.80	4.89	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Partner Worldwide Allocation Fund was 107%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.19)	$11.33	19.76%	$161.4	1.36%	1.86%	1.56%	1.65%	94%
(0.18)	9.65	2.21%	141.3	1.40%	1.82%	1.58%	1.64%	108%***
(0.20)	9.62	(2.14)%	167.3	1.40%	1.61%	1.57%	1.44%	68%
(0.17)	10.03	(0.89)%	178.2	1.40%	1.57%	1.55%	1.41%	77%
(0.18)	10.29	20.26%	181.6	1.37%	1.60%	1.60%	1.37%	74%

(0.23)	11.40	20.22%	747.4	0.96%	2.26%	1.01%	2.22%	94%
(0.22)	9.71	2.60%	615.9	1.00%	2.24%	1.00%	2.24%	108%***
(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%
(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%
(0.21)	10.36	20.64%	671.5	0.98%	1.99%	0.98%	1.99%	74%

(0.89)	22.60	34.84%	424.0	1.16%	(0.07)%	1.16%	(0.07)%	47%
(1.54)	17.53	5.72%	331.4	1.21%	0.23%	1.21%	0.23%	58%
(2.19)	18.15	1.32%	342.6	1.23%	(0.01)%	1.23%	(0.01)%	70%
(0.15)	20.12	9.48%	259.8	1.25%	(0.15)%	1.25%	(0.15)%	56%
–	18.52	29.69%	255.6	1.29%	(0.16)%	1.29%	(0.16)%	66%

(0.96)	26.87	35.34%	171.0	0.80%	0.30%	0.80%	0.30%	47%
(1.58)	20.68	6.12%	115.1	0.80%	0.64%	0.80%	0.64%	58%
(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%
(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%
–	20.98	30.39%	80.2	0.76%	0.36%	0.76%	0.36%	66%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2018.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2017:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	32%	43%
Balanced Income Plus	15%	36%
High Yield	1%	1%
Income	2%	2%
Large Cap Stock	69%	92%
Large Cap Value	100%	100%
Mid Cap Stock	100%	100%
Moderate Allocation	22%	31%
Moderately Aggressive Allocation	42%	61%
Moderately Conservative Allocation	18%	23%
Opportunity Income Plus	3%	3%
Partner Emerging Markets Equity	5%	100%
Partner Worldwide Allocation	0%	98%
Small Cap Stock	100%	100%

The Municipal Bond Fund designates 99.41% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2017.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2017, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Aggressive Allocation	$5,137,930
Government Bond	115,720
Income	70,070
Large Cap Growth	3,841,148
Large Cap Stock	48,796,498
Large Cap Value	28,050,852
Mid Cap Stock	63,623,371
Moderate Allocation	10,302,217
Moderately Aggressive Allocation	22,624,817
Moderately Conservative Allocation	5,233,887
Small Cap Stock	21,853,034

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at ThriventFunds.com or sec. gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or sec. gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available at ThriventFunds.com or sec.gov where it is part of form N-CSR.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 23 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company consisting of two funds that only offer shares to the Trust and its affiliates.

The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2009

Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017. Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, and Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017.

David S. Royal (1971) 2015

Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015. Currently, Fairview Hospital Foundation, Children’s Cancer Research Foundation, and Twin Bridge Capital Partners.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.
Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business.
Richard A. Hauser (1943) 2004	Retired; Member, PowerHaus Advisors LLC since 2016; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.
Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.
James A. Nussle (1960) 2011

President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010.

Verne O. Sedlacek (1954) 2017

Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Collleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) Trustee, President and Chief Investment Officer	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015.
Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.
Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.
Ted S. Dryden (1965) Chief Compliance Officer	Chief Compliance Officer - Director, Compliance, Thrivent Financial since 2014; Chief Compliance Officer - Mutual Funds and Investment Adviser, Thrivent Financial from 2010 to 2013.
Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.
Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.
Kathryn A. Stelter (1962) Vice President

Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.
James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.
Jill M. Forte (1974) Assistant Secretary

Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager - Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013.

Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)

“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.

(3)	Each Trustee oversees 55 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees other than Mr. Swansen and Mr. Royal are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

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Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2016 and the fiscal year ended October 31, 2017, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $398,264 and $421,705, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2016 and the fiscal year ended October 31, 2017, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $16,000 for 2016 and $1,000 for 2017. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2016 and the fiscal year ended October 31, 2017, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2016 and the fiscal year ended October 31, 2017, for tax compliance, tax advice and tax planning services, were $104,949 and $181,489, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2016 and the fiscal year ended October 31, 2017, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2016 and the fiscal year ended October 31, 2017, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $12,629 and $3,600, respectively. The 2016 payments included payments for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and other tax related work. The 2017 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to Item 4(g) below.

(e)	Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2017 were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2016 and the fiscal year ended October 31, 2017 were $12,629 and $3,600 for each respective period. These figures are also reported in response to Item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)	Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Thrivent Aggressive Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Large Cap Stock Fund, Thrivent Limited Maturity Bond Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Municipal Bond Fund, Thrivent Opportunity Income Plus Fund, and Thrivent Partner Worldwide Allocation Fund.

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Large Cap Stock Fund, Thrivent Limited Maturity Bond Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Municipal Bond Fund, Thrivent Opportunity Income Plus Fund, and Thrivent Partner Worldwide Allocation Fund (each an individual fund of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent, and agent banks, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for the opinions expressed above.

December 19, 2017

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value
Consumer Discretionary (6.1%)
7,700	Amazon.com, Inc.[a]	$8,510,656
23,375	American Axle & Manufacturing Holdings, Inc.[a]	415,841
507	American Public Education, Inc.[a]	10,140
300	AOKI Holdings, Inc.	4,185
24,756	Aramark	1,081,590
1,090	Ascent Capital Group, Inc.[a]	12,263
200	Bandai Namco Holdings, Inc.	6,854
1,223	Barratt Developments plc	10,634
1,613	Berkeley Group Holdings plc	80,143
14,490	BorgWarner, Inc.	763,913
405	Breville Group, Ltd.	3,617
2,100	Bridgestone Corporation	100,318
16,400	Bright Horizons Family Solutions, Inc.[a]	1,415,320
8,616	Brunswick Corporation	436,400
6,020	Buffalo Wild Wings, Inc.[a]	711,564
18,950	Burlington Stores, Inc.[a]	1,779,216
7,060	Caleres, Inc.	192,950
5,777	Callaway Golf Company	83,362
3,604	Cedar Fair, LP	225,610
2,024	Century Casinos, Inc.[a]	16,698
6,073	Children’s Place, Inc.	660,742
1,060	Chipotle Mexican Grill, Inc.[a]	288,214
100	Chiyoda Company, Ltd.	2,561
142	Cie Generale des Etablissements Michelin	20,554
487	Citi Trends, Inc.	10,597
103,468	Comcast Corporation	3,727,952
37,450	Core-Mark Holding Company, Inc.	1,275,547
2,629	CSS Industries, Inc.	78,817
2,407	Culp, Inc.	76,302
600	DCM Holdings Company, Ltd.	5,512
7,693	Delphi Automotive plc	764,530
2,300	Denso Corporation	126,670
115	Discovery Communications, Inc., Class Ca	2,048
10,480	DISH Network Corporation[a]	508,699
21,272	Dollar Tree, Inc.[a]	1,941,070
2,115	Domino’s Pizza, Inc.	387,045
5,550	DSW, Inc.	106,283
65,813	Duluth Holdings, Inc.[a]	1,359,697
3,160	Emerald Expositions Events, Inc.	73,596
1,611	Entravision Communications Corporation	8,377
2,897	Eutelsat Communications	72,564
4,425	Expedia, Inc.	551,621
14,630	Five Below, Inc.[a]	808,308
80	Floor & Decor Holdings, Inc.[a]	3,016
1,880	FTD Companies, Inc.[a]	20,304
21,717	G-III Apparel Group, Ltd.[a]	550,309
310	Golden Entertainment, Inc.[a]	8,271
13,398	Gray Television, Inc.[a]	208,607
29,610	Habit Restaurants, Inc.[a]	364,203
1,594	Harley-Davidson, Inc.	75,460
3,392	Haverty Furniture Companies, Inc.	80,899
900	Heiwa Corporation	16,596
610	Hemisphere Media Group, Inc.[a]	7,442
8,500	Home Depot, Inc.	1,409,130
6,800	Honda Motor Company, Ltd.	213,092
790	Hugo Boss AG	70,657
3,290	Hyatt Hotels Corporation[a]	206,151
3,213	Inchcape plc	33,350
10,207	International Speedway Corporation	396,542
253	Ipsos SA	9,351
582	JM AB	15,357
5,410	La-Z-Boy, Inc.	145,799
6,110	Liberty Interactive Corporation[a]	138,819
12,357	Liberty Media Corporation - Liberty SiriusXM[a]	514,669
77	Linamar Corporation	4,672
4,613	Lithia Motors, Inc.	522,099
16,408	Lowe’s Companies, Inc.	1,311,820
3,005	Marks and Spencer Group plc	13,734
23,070	Michaels Companies, Inc.[a]	448,019
8,035	Modine Manufacturing Company[a]	169,137
13,389	Netflix, Inc.[a]	2,630,001
37,030	Newell Brands, Inc.	1,510,083
9,440	News Corporation, Class A	128,950
3,080	News Corporation, Class B	42,812
267	Nexity SA	16,410
449	Next plc	29,350
20,100	Nissan Motor Company, Ltd.	195,480
25,150	Norwegian Cruise Line Holdings, Ltd.[a]	1,402,113
45,166	Nutrisystem, Inc.	2,256,042
3,580	Office Depot, Inc.	11,098
1,404	O’Reilly Automotive, Inc.[a]	296,174
17,404	Oxford Industries, Inc.	1,124,298
12,930	Papa John’s International, Inc.	879,887
5,563	Peugeot SA	131,985
81,270	Pinnacle Entertainment, Inc.[a]	2,102,455
7,560	Polaris Industries, Inc.	895,331
1,000	Priceline Group, Inc.[a]	1,911,960
6,832	PVH Corporation	866,366
1,970	Restaurant Brands International, Inc.	127,242
12,327	Ross Stores, Inc.	782,641
2,670	Ruth’s Hospitality Group, Inc.	56,337
700	Sangetsu Company, Ltd.	12,883
1,500	Sankyo Company, Ltd.	48,416
444	Scripps Networks Interactive, Inc.	36,976
600	SHIMAMURA Company, Ltd.	66,845
4,750	Signet Jewelers, Ltd.	311,458
47,045	Six Flags Entertainment Corporation	2,953,956
850	Spartan Motors, Inc.	13,728
39	SSP Group plc	303
3,530	Stamps.com, Inc.[a]	792,132
21,796	Starbucks Corporation	1,195,293
1,540	Steven Madden, Ltd.[a]	60,060
2,000	Sumitomo Rubber Industries, Ltd.	37,975
1,830	Systemax, Inc.	52,247
9,912	Taylor Morrison Home Corporation[a]	239,375
295	Tenneco, Inc.	17,142
25,660	Time, Inc.	297,656
31,933	Toll Brothers, Inc.	1,470,195
17,133	Tower International, Inc.	520,843
600	Toyoda Gosei Company, Ltd.	14,671
17,716	Tupperware Brands Corporation	1,040,815
2,300	TV Asahi Holdings Corporation	46,317
1,519	Ulta Beauty, Inc.[a]	306,519
4,760	Vail Resorts, Inc.	1,090,135
10,387	VF Corporation	723,455
8,622	Walt Disney Company	843,318
2,625	Whirlpool Corporation	430,316
36,260	Wingstop, Inc.	1,228,126
595	Wolters Kluwer NV	29,162
1,220	Wyndham Worldwide Corporation	130,357
900	Yokohama Rubber Company, Ltd.	20,234
39,161	Zoe’s Kitchen, Inc.[a]	480,897
11,960	Zumiez, Inc.[a]	211,094

	Total	67,795,999

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value
Consumer Staples (1.3%)
11,060	Altria Group, Inc.	$710,273
600	Arcs Company, Ltd.	13,424
42,247	Blue Buffalo Pet Products, Inc.[a]	1,222,206
58,950	Cott Corporation	884,250
1,210	CVS Health Corporation	82,921
13,516	Darling Ingredients, Inc.[a]	246,667
37,859	e.l.f. Beauty, Inc.[a]	802,232
69	Ebro Foods SA	1,660
605	ForFarmers BV	7,396
1,088	Grieg Seafood ASA	10,331
18,097	Hain Celestial Group, Inc.[a]	651,854
257	Henkel AG & Company KGaA	32,414
4,740	Ingredion, Inc.	594,159
3,060	Inter Parfums, Inc.	141,678
4,640	John B. Sanfilippo & Son, Inc.	273,064
200	Kesko Oyj	10,214
600	Kewpie Corporation	14,967
300	Kimberly-Clark Corporation	33,753
500	Lawson, Inc.	32,649
1	Lindt & Spruengli AG	5,789
36,000	MGP Ingredients, Inc.	2,446,560
100	Ministop Company, Ltd.	2,029
21,317	Monster Beverage Corporation[a]	1,234,894
10,290	PepsiCo, Inc.	1,134,267
9,901	Pinnacle Foods, Inc.	538,812
325	Procter & Gamble Company	28,061
3	Seaboard Corporation	13,200
676	Seneca Foods Corporation[a]	24,336
300	Seven & I Holdings Company, Ltd.	12,091
17,381	SpartanNash Company	426,704
3,012	SUPERVALU, Inc.[a]	49,065
5,708	Unilever NV	331,577
5,215	Unilever plc	295,554
23,460	US Foods Holding Corporation[a]	639,989
17,616	Wal-Mart Stores, Inc.	1,538,053
6,000	Want Want China Holdings, Ltd.	4,912

	Total	14,492,005

Energy (1.1%)
600	Anadarko Petroleum Corporation	29,622
1,120	Andeavor	118,989
25,859	Archrock, Inc.	310,308
39,106	BP plc	265,242
44,866	Callon Petroleum Company[a]	497,564
1,230	Chevron Corporation	142,545
1,995	Cimarex Energy Company	233,275
9,162	Concho Resources, Inc.[a]	1,229,632
2,380	Contango Oil & Gas Company[a]	9,496
6,550	Continental Resources, Inc.[a]	266,651
2,415	Delek US Holdings, Inc.	62,911
1,060	Devon Energy Corporation	39,114
600	EQT Corporation	37,524
2,170	Era Group, Inc.[a]	23,349
3,970	Exterran Corporation[a]	128,112
16,644	Exxon Mobil Corporation	1,387,277
16,230	Halliburton Company	693,670
6,737	HollyFrontier Corporation	248,932
5,264	Marathon Oil Corporation	74,854
1,640	Marathon Petroleum Corporation	97,974
4,620	NCS Multistage Holdings, Inc.[a]	100,624
22,687	Newpark Resources, Inc.[a]	198,511
23,955	Oil States International, Inc.[a]	552,163
1,848	OMV AG	110,905
10,079	Overseas Shipholding Group, Inc.[a]	23,887
2,066	Par Pacific Holdings, Inc.[a]	43,365
41,764	Parsley Energy, Inc.[a]	1,110,922
38,086	Patterson-UTI Energy, Inc.	753,341
16,463	Pioneer Energy Services Corporation[a]	31,280
2,350	Pioneer Natural Resources Company	351,724
17,145	ProPetro Holding Corporation[a]	261,118
2,718	Repsol SA	50,934
39,976	Rowan Companies plc[a]	572,856
1,736	Royal Dutch Shell plc	54,663
612	Royal Dutch Shell plc, Class A	19,266
3,829	Royal Dutch Shell plc, Class B	123,283
12,380	RPC, Inc.	300,958
610	Select Energy Services, Inc.[a]	9,931
8,107	Smart Sand, Inc.[a]	58,289
1,119	Statoil ASA	22,735
18,557	Teekay Tankers, Ltd.	27,464
728	TGS Nopec Geophysical Company ASA	16,737
1,716	Total SA	95,647
102,520	Weatherford International plc[a]	355,744
9,430	Whiting Petroleum Corporation[a]	56,674
101,575	WPX Energy, Inc.[a]	1,145,766

	Total	12,345,828

Financials (6.6%)
1,654	ABN AMRO Group NVb	51,082
10,292	Affiliated Managers Group, Inc.	1,919,458
3,294	AG Mortgage Investment Trust, Inc.	61,960
11,634	AGNC Investment Corporation	234,192
20,400	Ally Financial, Inc.	533,052
580	American International Group, Inc.	37,474
12,500	Ameris Bancorp	598,750
5,205	Aon plc	746,553
3,232	Argo Group International Holdings, Ltd.	203,454
6,866	Associated Banc-Corp	173,710
43,410	Assured Guaranty, Ltd.	1,610,511
420	ASX, Ltd.	17,378
3,709	Australia & New Zealand Banking Group, Ltd.	85,116
12,095	Aviva plc	81,138
8,929	Banco Bilbao Vizcaya Argentaria SA	78,079
26,510	BancorpSouth, Inc.	837,716
7,456	Bank of America Corporation	204,220
560	Bank of Marin Bancorp	37,940
23,697	Bank of New York Mellon Corporation	1,219,211
2,070	Bank of Nova Scotia	133,625
18,117	Bank of the Ozarks	844,615
2,420	BankFinancial Corporation	38,333
20,240	Beneficial Bancorp, Inc.	333,960
9,110	Berkshire Hathaway, Inc.[a]	1,703,023
420	Berkshire Hills Bancorp, Inc.	16,086
1,430	Blackstone Group, LP	47,605
1,570	Blue Hills Bancorp, Inc.	34,069
24,477	Boston Private Financial Holdings, Inc.	389,184
10,610	Brookline Bancorp, Inc.	163,394
3,440	Brown & Brown, Inc.	171,450
2,246	Cadence Bancorporation[a]	54,713
490	Capital One Financial Corporation	45,168
854	Capstead Mortgage Corporation	7,532
9,894	Cathay General Bancorp	413,569
19,510	Central Pacific Financial Corporation	607,151
11,809	Chemical Financial Corporation	622,216
1,060	Cherry Hill Mortgage Investment Corporation	19,303
310	Chubb, Ltd.	46,754
940	CI Financial Corporation	20,897

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value
Financials (6.6%) - continued
59,291	Citigroup, Inc.	$4,357,888
4,687	Citizens Financial Group, Inc.	178,153
890	Clifton Bancorp, Inc.	15,157
330	Close Brothers Group plc	6,086
32,260	CNO Financial Group, Inc.	773,272
3,236	CNP Assurances	75,277
32,751	CoBiz Financial, Inc.	669,430
4,750	Comerica, Inc.	373,207
1,300	Community Trust Bancorp, Inc.	62,790
1,000	Concordia Financial Group, Ltd.	5,296
27,102	CYS Investments, Inc.	216,816
1,223	Danske Bank AS	46,674
12,003	Direct Line Insurance Group plc	59,241
20,733	Dynex Capital, Inc.	145,131
56,877	E*TRADE Financial Corporation[a]	2,479,268
2,251	Eagle Bancorp, Inc.[a]	150,029
12,360	East West Bancorp, Inc.	739,622
1,350	Elevate Credit, Inc.[a]	10,571
4,181	Ellington Residential Mortgage REIT	55,942
7,663	Employers Holdings, Inc.	365,525
13,874	Enterprise Financial Services Corporation	604,906
13,666	Essent Group, Ltd.[a]	582,445
262	Euronext NVb	15,560
1,520	Everi Holdings, Inc.[a]	12,601
1,083	FBL Financial Group, Inc.	83,770
3,040	Fifth Third Bancorp	87,856
1,806	Financial Institutions, Inc.	59,237
128,688	First BanCorp[a]	662,743
5,710	First Busey Corporation	177,695
20,645	First Commonwealth Financial Corporation	300,591
2,180	First Connecticut Bancorp, Inc.	57,552
974	First Defiance Financial Corporation	52,791
2,460	First Financial Bancorp	67,158
1,475	First Financial Corporation	70,063
9,035	First Interstate BancSystem, Inc.	355,076
840	First Merchants Corporation	36,120
400	First Mid-Illinois Bancshares, Inc.	15,440
11,356	First Midwest Bancorp, Inc.	262,210
2,061	First of Long Island Corporation	65,025
24,184	First Republic Bank	2,355,522
12,273	FlexiGroup, Ltd.	13,804
4,240	FNF Group	158,661
5,008	Franklin Resources, Inc.	210,987
6,460	GAIN Capital Holdings, Inc.	47,675
1,212	Genworth MI Canada, Inc.	37,663
7,158	Goldman Sachs Group, Inc.	1,735,672
5,830	Great Southern Bancorp, Inc.	313,363
3,755	Green Bancorp, Inc.[a]	83,173
18,299	Hamilton Lane, Inc.	503,040
12,490	Hancock Holding Company	608,888
42,304	Hanmi Financial Corporation	1,300,848
445	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,707
815	Hannover Rueckversicherung SE	102,560
13,598	Hanover Insurance Group, Inc.	1,337,771
736	Hargreaves Lansdown plc	15,461
14,885	Hartford Financial Services Group, Inc.	819,419
6,133	Heartland Financial USA, Inc.	302,050
20,330	Heritage Commerce Corporation	312,675
4,679	Heritage Financial Corporation	142,710
400	Hokuhoku Financial Group, Inc.	6,593
4,287	Hometrust Bancshares, Inc.[a]	112,534
28,981	Hope Bancorp, Inc.	534,699
14,881	Horace Mann Educators Corporation	651,788
2,838	Horizon Bancorp	78,102
17,078	Houlihan Lokey, Inc.	710,957
35,787	HSBC Holdings plc	349,463
74,560	Huntington Bancshares, Inc.	1,028,928
10,026	IBERIABANK Corporation	739,417
2,190	Independent Bank Corporation	49,275
5,534	Infinity Property & Casualty Corporation	522,133
1,324	ING Groep NV	24,467
442	Intact Financial Corporation	36,128
46,295	Interactive Brokers Group, Inc.	2,500,856
27,590	Intercontinental Exchange, Inc.	1,823,699
11,302	Invesco Mortgage Capital. Inc.	194,620
8,150	Invesco, Ltd.	291,689
15,350	Investors Bancorp, Inc.	211,063
46,870	KeyCorp	855,377
2,941	Lakeland Bancorp, Inc.	60,438
3,730	Lazard, Ltd.	177,324
19,390	Loews Corporation	959,999
511	Macquarie Group, Ltd.	38,550
2,208	Maiden Holdings, Ltd.	18,216
4,010	MarketAxess Holdings, Inc.	697,740
3,049	Medibank Private, Ltd.	7,177
13,756	Meridian Bancorp, Inc.	270,993
1,930	MetLife, Inc.	103,409
17,350	MGIC Investment Corporation[a]	248,105
9,020	MidWestOne Financial Group, Inc.	317,594
2,400	Mitsubishi UFJ Financial Group, Inc.	16,280
28,600	Mizuho Financial Group, Inc.	51,963
5,620	MTGE Investment Corporation	101,722
86	Muenchener Rueckversicherungs- Gesellschaft AG	19,307
2,850	Nasdaq, Inc.	207,052
17,220	National Bank Holdings Corporation	565,160
1,363	National Bank of Canada	66,148
3,446	Navigators Group, Inc.	199,868
3,242	Nordea Bank AB	39,179
1,554	OFG Bancorp	13,831
10,501	Old Mutual plc	26,638
2,133	Old Second Bancorp, Inc.	29,222
40,019	OM Asset Management plc	611,490
13,602	PacWest Bancorp	657,249
586	Pargesa Holding SA	49,073
590	Peoples Bancorp, Inc.	19,541
795	Plus500, Ltd.	10,823
11,163	Popular, Inc.	409,459
1,394	Power Corporation of Canada	35,744
420	Preferred Bank	25,927
7,390	Primerica, Inc.	654,015
12,161	Principal Financial Group, Inc.	800,802
14,040	Provident Financial Services, Inc.	381,888
830	QCR Holdings, Inc.	39,633
11,040	Raymond James Financial, Inc.	935,971
5,873	Renasant Corporation	243,142
9,537	Sandy Spring Bancorp, Inc.	385,390
55,820	Santander Consumer USA Holdings Inc.[a]	928,845
858	Schroders plc	39,808
1,478	SCOR SE	61,357
11,692	Seacoast Banking Corporation of Florida[a]	289,845
560	Selective Insurance Group, Inc.	33,376
5,400	Senshu Ikeda Holdings, Inc.	20,849
104,817	SLM Corporation[a]	1,110,012
1,472	Societe Generale	81,923

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value
Financials (6.6%) - continued
9,939	State Auto Financial Corporation	$254,836
1,148	State Bank Financial Corporation	33,189
550	State Street Corporation	50,600
22,337	Sterling Bancorp	559,542
31,970	Stifel Financial Corporation	1,695,369
7,565	SVB Financial Group[a]	1,658,853
352	Sydbank AS	13,742
1,871	Synchrony Financial	61,032
42,373	Synovus Financial Corporation	1,985,175
17,951	TD Ameritrade Holding Corporation	897,370
920	Territorial Bancorp, Inc.	29,063
640	TFS Financial Corporation	9,869
52	TMX Group, Ltd.	2,841
6,310	TriCo Bancshares	261,360
3,025	TriState Capital Holdings, Inc.[a]	68,516
1,800	Triumph Bancorp, Inc.[a]	55,800
25,017	TrustCo Bank Corporation	229,531
5,773	Union Bankshares Corporation	199,226
13,790	United Community Banks, Inc.	378,122
7,441	United Financial Bancorp, Inc.	136,245
460	United Fire Group, Inc.	21,201
1,720	Unum Group	89,509
72	Vienna Insurance Group AG Wiener Versicherung Gruppe	2,108
1,713	Washington Trust Bancorp, Inc.	95,072
21,300	Western Alliance Bancorp[a]	1,188,540
6,518	Western Asset Mortgage Capital Corporation	65,636
4,039	WSFS Financial Corporation	200,738
29,090	Zions Bancorporation	1,351,521
11	Zurich Insurance Group AG	3,357

	Total	73,592,332

Health Care (5.1%)
6,439	ABIOMED, Inc.[a]	1,242,212
9,136	Acadia Healthcare Company, Inc.[a]	286,505
10,494	Aerie Pharmaceuticals, Inc.[a]	648,004
15,226	Alexion Pharmaceuticals, Inc.[a]	1,821,943
3,609	Align Technology, Inc.[a]	862,479
700	American Renal Associates Holdings, Inc.[a]	8,491
7,790	Amgen, Inc.	1,364,964
9,100	Astellas Pharmaceutical, Inc.	121,111
6,075	Asterias Biotherapeutics, Inc.[a]	15,187
155	Atrion Corporation	101,936
250	Biogen, Inc.[a]	77,915
11,865	BioMarin Pharmaceutical, Inc.[a]	973,998
16,774	Cardiovascular Systems, Inc.[a]	403,750
38,900	Catalent, Inc.[a]	1,656,751
24,914	Celgene Corporation[a]	2,515,567
4,312	Chemed Corporation	963,430
5,357	CIGNA Corporation	1,056,508
6,250	Coherus Biosciences, Inc.[a]	70,313
1,500	CONMED Corporation	78,330
500	Cooper Companies, Inc.	120,130
3,120	Curis, Inc.[a]	4,930
4,536	Danaher Corporation	418,537
160	DaVita, Inc.[a]	9,718
10,570	Dexcom, Inc.[a]	475,333
4,265	Edwards Lifesciences Corporation[a]	436,011
690	Eli Lilly and Company	56,539
51,560	Evolent Health, Inc.[a]	837,850
680	Express Scripts Holding Company[a]	41,677
64,540	GenMark Diagnostics, Inc.[a]	480,823
950	GlaxoSmithKline plc ADR	34,608
2,720	Heska Corporation[a]	265,200
15,390	HMS Holdings Corporation[a]	296,104
5,750	Hologic, Inc.[a]	217,637
1,490	INC Research Holdings, Inc.[a]	85,154
13,783	Inogen, Inc.[a]	1,363,552
25,782	Intersect ENT, Inc.[a]	764,436
5,400	Intra-Cellular Therapies, Inc.[a]	84,186
18,701	Ironwood Pharmaceuticals, Inc.[a]	287,621
15,978	Johnson & Johnson	2,227,493
6,160	Kindred Healthcare, Inc.	37,268
630	Laboratory Corporation of America Holdings[a]	96,837
65	Le Noble Age SA	4,557
3,188	Magellan Health Services, Inc.[a]	271,936
1,270	Medpace Holdings, Inc.[a]	47,587
30,359	Medtronic plc	2,444,507
2,010	Merck & Company, Inc.	110,731
1,240	Merck KGaA	133,043
2,290	Mettler-Toledo International, Inc.[a]	1,563,223
62,240	MiMedx Group, Inc.[a]	789,203
18,938	Mylan NVa	676,276
33,925	Myriad Genetics, Inc.[a]	1,162,949
1,978	National Healthcare Corporation	126,592
13,885	Neurocrine Biosciences, Inc.[a]	862,397
23,032	Nevro Corporation[a]	2,017,143
3,186	Novartis AG	262,779
6,773	Novo Nordisk AS	337,220
30,896	NuVasive, Inc.[a]	1,752,730
17,910	Omnicell, Inc.[a]	891,918
8,380	PerkinElmer, Inc.	606,042
8,168	Perrigo Company plc	661,526
48,880	Pfizer, Inc.	1,713,733
4,670	Prothena Corporation plc[a]	271,093
800	Qiagen NVa	27,088
5,200	RadNet, Inc.[a]	56,940
2,310	Sage Therapeutics, Inc.[a]	146,177
47,915	Tactile Systems Technology, Inc.[a]	1,374,681
9,279	Teleflex, Inc.	2,198,937
6,800	Thermo Fisher Scientific, Inc.	1,318,044
6,445	Triple-S Management Corporation[a]	154,744
22,800	UnitedHealth Group, Inc.	4,793,016
4,210	Universal Health Services, Inc.	432,367
22,495	Veeva Systems, Inc.[a]	1,370,845
6,127	Vertex Pharmaceuticals, Inc.[a]	895,951
2,120	Waters Corporation[a]	415,626
3,680	West Pharmaceutical Services, Inc.	373,152
23,080	Wright Medical Group NVa	604,927
40,480	Zoetis, Inc.	2,583,434

	Total	56,364,152

Industrials (6.2%)
2,600	ABM Industries, Inc.	109,122
7,407	Acco Brands Corporation[a]	96,661
2,610	Actuant Corporation	66,555
1,540	Adecco SA	122,179
22,965	Advanced Disposal Services, Inc.[a]	572,288
7,291	AECOM[a]	255,622
8,344	Aegion Corporation[a]	194,332
13,815	AGCO Corporation	947,295
15,320	AMETEK, Inc.	1,033,947
2,560	ArcBest Corporation	83,456
500	Asahi Glass Company, Ltd.	19,595
1,364	Astec Industries, Inc.	70,860
1,844	Atlas Copco AB	73,204
39,966	AZZ, Inc.	1,910,375
2,270	Barnes Group, Inc.	147,754
250	Boeing Company	64,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value
Industrials (6.2%) - continued
6,125	Brink’s Company	$466,112
13,246	BWX Technologies, Inc.	793,700
8,891	CBIZ, Inc.[a]	150,702
1,019	CIRCOR International, Inc.	44,785
7,930	Colfax Corporation[a]	330,760
8,827	Comfort Systems USA, Inc.	391,036
8,102	Costamare, Inc.	50,313
2,110	Crane Company	175,383
246	CSW Industrials, Inc.[a]	12,066
28,432	CSX Corporation	1,433,826
6,017	Cummins, Inc.	1,064,287
8,560	Curtiss-Wright Corporation	1,012,220
500	Dai Nippon Printing Company, Ltd.	11,985
720	Delta Air Lines, Inc.	36,022
723	Deutsche Lufthansa AG	23,228
9,171	Dover Corporation	875,739
5,520	Dycom Industries, Inc.[a]	484,822
13,993	Eaton Corporation plc	1,119,720
10,650	EMCOR Group, Inc.	857,431
13,580	Encore Wire Corporation	613,137
2,310	EnerSys	160,245
1,970	Engility Holdings, Inc.[a]	66,330
1,042	ESCO Technologies, Inc.	60,384
8,010	Federal Signal Corporation	171,013
487	Ferguson plc	34,056
316	Finning International, Inc.	7,706
1,210	Fortive Corporation	87,435
14,980	Fortune Brands Home and Security, Inc.	989,579
1,131	Franklin Electric Company, Inc.	51,461
3,343	Gardner Denver Holdings, Inc.[a]	96,446
8,310	Genesee & Wyoming, Inc.[a]	596,492
1,618	Gibraltar Industries, Inc.[a]	53,798
270	Global Brass and Copper Holdings, Inc.	9,450
910	GMS, Inc.[a]	30,986
940	Gorman-Rupp Company	30,061
19,498	Granite Construction, Inc.	1,241,828
5,692	GWA Group, Ltd.	11,113
8,120	Harsco Corporation[a]	172,550
11,442	Healthcare Services Group, Inc.	605,167
12,810	Heico Corporation	1,161,611
630	Heidrick & Struggles International, Inc.	15,655
1,560	Hillenbrand, Inc.	61,698
400	Hitachi Transport System, Ltd.	9,898
10,008	Honeywell International, Inc.	1,442,753
1,700	Hubbell, Inc.	213,894
4,010	Huntington Ingalls Industries, Inc.	933,648
790	Hyster-Yale Materials Handling, Inc.	62,007
7,918	ICF International, Inc.[a]	425,197
700	Inaba Denki Sangyo Company, Ltd.	30,727
540	Ingersoll-Rand plc	47,844
30,155	Interface, Inc.	687,534
1,180	International Seaways, Inc.[a]	23,765
9,000	ITOCHU Corporation	157,650
2,292	ITT Corporation	106,899
5,339	JB Hunt Transport Services, Inc.	568,016
12,500	KAR Auction Services, Inc.	591,625
4,552	Kforce, Inc.	95,364
29,200	Kirby Corporation[a]	2,068,820
5,160	L3 Technologies, Inc.	965,849
2,460	Lincoln Electric Holdings, Inc.	225,508
5,000	Lindsay Corporation	457,800
311	Loomis AB	12,478
260	Lydall, Inc.[a]	15,028
1,500	Marubeni Corporation	10,058
15,410	Masco Corporation	613,626
12,670	Masonite International Corporation[a]	850,157
4,063	Meggitt plc	27,970
5,701	Middleby Corporation[a]	660,746
640	Milacron Holdings Corporation[a]	11,488
1,000	Mitsuboshi Belting, Ltd.	12,486
3,541	Monadelphous Group, Ltd.	46,038
2,970	Moog, Inc.[a]	260,647
68,300	MRC Global, Inc.[a]	1,171,345
3,955	MYR Group, Inc.[a]	126,125
2,215	National Express Group plc	10,811
5,612	Navigant Consulting, Inc.[a]	97,144
33,353	NCI Building Systems, Inc.[a]	531,980
1,800	Nitto Kogyo Corporation	30,852
390	Norfolk Southern Corporation	51,254
667	Northgate plc	3,969
6,106	Old Dominion Freight Line, Inc.	739,620
13,257	On Assignment, Inc.[a]	811,594
18,369	Orbital ATK, Inc.	2,441,791
1,200	Orion Group Holdings, Inc.[a]	8,640
21,762	Oshkosh Corporation	1,992,529
5,130	PageGroup plc	31,865
1,629	Parker Hannifin Corporation	297,472
22,955	PGT Innovations, Inc.[a]	323,666
1,084	Ply Gem Holdings, Inc.[a]	18,320
6,505	Proto Labs, Inc.[a]	567,561
770	Quad/Graphics, Inc.	17,548
2,937	Radiant Logistics, Inc.[a]	14,333
13,541	Raven Industries, Inc.	455,655
6,943	Raytheon Company	1,251,129
2,656	RELX NV	59,964
7,430	Rockwell Collins, Inc.	1,007,508
216	Rockwool International AS	58,641
6,627	Roper Industries, Inc.	1,710,893
39,724	Saia, Inc.[a]	2,574,115
505	Schindler Holding AG	114,437
898	Siemens AG	128,982
4,714	SKF AB	109,548
1,601	Smiths Group plc	33,406
7,300	Sojitz Corporation	22,032
75,331	Southwest Airlines Company	4,057,328
1,790	SP Plus Corporation[a]	69,363
289	Spirax-Sarco Engineering plc	21,685
11,116	SPX Corporation[a]	325,588
4,104	SPX FLOW, Inc.[a]	169,208
1,230	Stanley Black & Decker, Inc.	198,706
216	Sulzer, Ltd.	27,671
200	Taikisha, Ltd.	5,825
1,400	Teijin, Ltd.	29,631
3,880	Tennant Company	269,078
13,940	Terex Corporation	656,713
700	Toppan Forms Company, Ltd.	7,243
49,620	TPI Composites, Inc.[a]	1,242,981
955	Transcontinental, Inc.	21,201
20,192	TransUnion[a]	1,059,878
13,115	TriMas Corporation[a]	348,203
4,448	TrueBlue, Inc.[a]	120,541
14,350	United Continental Holdings, Inc.[a]	839,188
640	United Parcel Service, Inc.	75,219
10,941	United Rentals, Inc.[a]	1,547,933
8,650	United Technologies Corporation	1,035,924
2,896	Universal Truckload Services, Inc.	62,554
2,165	Valmont Industries, Inc.	344,018
6,977	Vectrus, Inc.[a]	212,868
1,213	Vinci SA	118,847

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value
Industrials (6.2%) - continued
7,110	WABCO Holdings, Inc.[a]	$1,049,223
22,065	WageWorks, Inc.[a]	1,406,644
31,732	Waste Connections, Inc.	2,242,500
4,178	Watsco, Inc.	695,929
22,839	Willdan Group, Inc.[a]	686,540
414	WSP Global, Inc.	18,555
4,918	Xylem, Inc.	327,195
1,556	YIT Oyj	11,825
400	Yuasa Trading Company, Ltd.	14,747

	Total	69,200,879

Information Technology (11.8%)
24,290	2U, Inc.[a]	1,545,572
26,260	Advanced Micro Devices, Inc.[a]	288,466
26,039	Agilent Technologies, Inc.	1,771,433
35,587	Akamai Technologies, Inc.[a]	1,859,421
13,360	Alliance Data Systems Corporation	2,989,033
4,410	Alphabet, Inc., Class Aa	4,555,706
2,802	Alphabet, Inc., Class Ca	2,848,625
10,442	Ambarella, Inc.[a]	589,346
1,778	American Software, Inc.	22,065
18,571	Amphenol Corporation	1,615,677
27,628	Apple, Inc.	4,670,237
26,804	Applied Materials, Inc.	1,512,550
26,872	Arista Networks, Inc.[a]	5,371,444
16,603	Arrow Electronics, Inc.[a]	1,387,845
2,190	Atkore International Group, Inc.[a]	42,289
10,600	Belden, Inc.	847,046
17,493	Benchmark Electronics, Inc.[a]	541,408
80	BKW FMB Energie	4,676
40,464	Booz Allen Hamilton Holding Corporation	1,529,135
4,348	Brooks Automation, Inc.	149,528
17,600	CA, Inc.	569,888
900	Canon, Inc.	33,810
1,312	Capgemini SA	159,387
596	Capital Power Corporation	11,286
16,678	Cavium, Inc.[a]	1,150,615
4,475	CDW Corporation	313,250
67,657	Ciena Corporation[a]	1,439,064
51,910	Cisco Systems, Inc.	1,772,726
5,676	Cognex Corporation	698,999
2,051	CommerceHub, Inc.[a]	43,748
3,380	CommVault Systems, Inc.[a]	175,929
23,030	Computer Sciences Government Services, Inc.	736,730
2,249	Comtech Telecommunications Corporation	48,376
5,524	CoreLogic, Inc.[a]	259,076
18,232	Criteo SA ADR[a]	761,551
13,600	Descartes Systems Group, Inc.[a]	395,080
47,900	Dolby Laboratories, Inc.	2,775,326
23,554	DST Systems, Inc.	1,380,735
18,992	eBay, Inc.[a]	714,859
14,030	Endurance International Group Holdings, Inc.[a]	115,046
1,590	Entegris, Inc.	52,073
18,055	Envestnet, Inc.[a]	964,137
3,570	Euronet Worldwide, Inc.[a]	345,005
40,435	EVERTEC, Inc.	606,525
1,820	ExlService Holdings, Inc.[a]	113,604
3,920	Extreme Networks, Inc.[a]	47,040
34,080	Facebook, Inc.[a]	6,136,445
9,337	Fidelity National Information Services, Inc.	866,100
7,860	Finisar Corporation[a]	185,024
7,112	Fiserv, Inc.[a]	920,506
47,600	FLIR Systems, Inc.	2,228,632
3,173	Forrester Research, Inc.	138,660
26,587	Fortinet, Inc.[a]	1,047,794
8,560	Global Payments, Inc.	889,812
26,054	Guidewire Software, Inc.[a]	2,083,799
24,260	HP, Inc.	522,803
4,072	IAC/InterActiveCorporation[a]	525,492
12,037	Insight Enterprises, Inc.[a]	542,267
37,726	Intel Corporation	1,716,156
13,142	Keysight Technologies, Inc.[a]	587,053
3,700	Konica Minolta Holdings, Inc.	32,459
210	Kulicke and Soffa Industries, Inc.[a]	4,756
10,650	Lam Research Corporation	2,221,271
4,310	Liberty Tripadvisor Holdings, Inc.[a]	46,548
37,520	M/A-COM Technology Solutions Holdings, Inc.[a]	1,533,818
5,586	ManTech International Corporation	259,246
37,046	MasterCard, Inc.	5,511,333
5,020	Maxim Integrated Products, Inc.	263,751
3,850	Methode Electronics, Inc.	180,565
9,460	Microsemi Corporation[a]	504,880
58,989	Microsoft Corporation	4,906,705
19,429	Monolithic Power Systems, Inc.	2,363,926
24,430	National Instruments Corporation	1,099,350
1,000	NEC Networks & System Integration Corporation	24,920
1,899	NetApp, Inc.	84,354
38,660	New Relic, Inc.[a]	1,984,418
7,312	Nice, Ltd. ADR	609,163
10,228	NRG Yield, Inc., Class A	187,684
6,978	NVIDIA Corporation	1,443,120
7,897	NXP Semiconductors NVa	924,344
32,752	Oracle Corporation	1,667,077
4,820	Palo Alto Networks, Inc.[a]	709,504
10,170	Paylocity Holding Corporation[a]	543,180
57,360	PayPal Holdings, Inc.[a]	4,162,042
15,196	Pegasystems, Inc.	885,927
5,750	Plexus Corporation[a]	353,222
5,087	Progress Software Corporation	215,333
32,712	Proofpoint, Inc.[a]	3,022,916
29,743	Q2 Holdings, Inc.[a]	1,265,565
31,979	Red Hat, Inc.[a]	3,864,023
5,921	Rudolph Technologies, Inc.[a]	164,308
34,020	Salesforce.com, Inc.[a]	3,481,607
650	ScanSource, Inc.[a]	27,917
108,984	Sequans Communications SA ADR[a]	197,261
13,929	ServiceNow, Inc.[a]	1,760,208
520	Silicon Laboratories, Inc.[a]	49,348
286	SMA Solar Technology AG	13,312
932	Sonus Networks, Inc.[a]	7,270
19,500	SS&C Technologies Holdings, Inc.	783,900
17,643	Synopsys, Inc.[a]	1,526,472
360	TE Connectivity, Ltd.	32,749
14,625	Teradata Corporation[a]	489,206
12,384	Teradyne, Inc.	531,150
690	Texas Instruments, Inc.	66,716
645	TiVo Corp	11,707
12,097	Total System Services, Inc.	871,589
23,118	Travelport Worldwide, Ltd.	362,721
4,090	Trimble, Inc.[a]	167,199
33,725	Twitter, Inc.[a]	695,410
14,089	Tyler Technologies, Inc.[a]	2,497,839
2,527	Ultimate Software Group, Inc.[a]	511,945
5,112	Verint Systems, Inc.[a]	215,726
42,884	Virtusa Corporation[a]	1,636,453

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value
Information Technology (11.8%) - continued
43,690	Visa, Inc.	$4,805,026
3,870	Xerox Corporation	117,300
17,260	Xilinx, Inc.	1,271,889
2,477	XO Group, Inc.[a]	49,441
16,816	Zix Corporation[a]	81,558

	Total	131,518,537

Materials (1.5%)
471	A. Schulman, Inc.	18,510
500	Adeka Corporation	8,636
2,563	AK Steel Holding Corporation[a]	11,764
440	Alcoa Corporation[a]	21,023
2,053	American Vanguard Corporation	46,193
715	APERAM	38,447
6,568	Balchem Corporation	553,617
51	BASF SE	5,577
855	BHP Billiton plc	15,480
2,949	BHP Billiton, Ltd.	60,716
9,657	Boise Cascade Company[a]	342,341
6,151	Celanese Corporation	641,611
850	CF Industries Holdings, Inc.	32,283
5,800	Chemours Company	328,338
5,992	Continental Building Products, Inc.[a]	159,986
13,256	Crown Holdings, Inc.[a]	797,614
4,100	Daicel Corporation	51,191
4,375	Eastman Chemical Company	397,294
6,610	Ecolab, Inc.	863,663
2,466	Evonik Industries AG	89,703
11,976	Ferro Corporation[a]	285,268
6,790	Ferroglobe Representation & Warranty Insurance Trust[a,c]	1
12,060	FMC Corporation	1,119,892
8,885	Freeport-McMoRan, Inc.[a]	124,212
1,861	Granges AB	19,284
15,280	Graphic Packaging Holding Company	236,687
5,686	Innospec, Inc.	351,679
630	International Paper Company	36,080
700	JSR Corporation	13,569
3,474	Kadant, Inc.	394,646
1,000	Kaneka Corporation	8,258
730	Koppers Holdings, Inc.[a]	35,442
1,833	Kraton Performance Polymers, Inc.[a]	89,872
3,600	Kuraray Company, Ltd.	70,900
2,000	Kyoei Steel, Ltd.	35,116
3,680	Martin Marietta Materials, Inc.	798,008
4,980	Materion Corporation	255,723
2,806	Mondi plc	67,861
9,509	Myers Industries, Inc.	205,394
3,860	Neenah Paper, Inc.	335,048
200	Nippon Shokubai Company, Ltd.	15,086
11,702	Norsk Hydro ASA	90,554
5,370	Nucor Corporation	310,547
29,100	Nutanix, Inc.[a]	829,350
3,000	Oji Holdings Corporation	17,583
256	Olympic Steel, Inc.	4,833
19,131	OMNOVA Solutions, Inc.[a]	211,398
48,250	Owens-Illinois, Inc.[a]	1,152,693
1,867	Packaging Corporation of America	217,076
74,550	Quantenna Communications, Inc.[a]	1,154,780
500	Rengo Company, Ltd.	3,274
328	Rio Tinto, Ltd.	17,478
10,970	RPM International, Inc.	585,030
5,660	Ryerson Holding Corporation[a]	49,808
5,810	Schnitzer Steel Industries, Inc.	171,105
3,800	Schweitzer-Mauduit International, Inc.	160,474
4,405	Scotts Miracle-Gro Company	438,826
7,570	Sensient Technologies Corporation	575,699
816	Solvay SA	121,224
28,744	Steel Dynamics, Inc.	1,069,564
963	SunCoke Energy, Inc.[a]	10,680
1,200	Toagosei Company, Ltd.	15,563
2,730	Trinseo SA	193,830
5,180	UPM-Kymmene Oyj	155,567
1,090	W. R. Grace & Company	83,374
9,499	Westrock Company	582,574
300	Yamato Kogyo Company, Ltd.	8,025

	Total	17,212,922

Real Estate (1.2%)
1,259	Alstria Office REIT AG	17,898
6,440	American Assets Trust, Inc.	249,808
4,044	Ares Commercial Real Estate Corporation	52,491
27,010	Armada Hoffler Properties, Inc.	385,433
482	Artis Real Estate Investment Trust	5,197
1,950	Ashford Hospitality Prime, Inc.	18,954
784	Ashford Hospitality Trust, Inc.	5,512
2,320	Bluerock Residential Growth REIT, Inc.	26,193
4,435	British Land Company plc	35,410
20,019	Brixmor Property Group, Inc.	349,732
4,910	Camden Property Trust	447,988
5,037	Cedar Realty Trust, Inc.	27,401
6,852	Chatham Lodging Trust	149,031
2,946	City Office REIT, Inc.	38,416
22,787	Cousins Properties, Inc.	205,539
11,240	CyrusOne, Inc.	690,024
5,640	DDR Corporation	43,259
9,306	DEXUS Property Group	69,683
3,490	Digital Realty Trust, Inc.	413,356
6,350	Douglas Emmett, Inc.	252,666
15,830	Duke Realty Corporation	450,838
3,320	Easterly Government Properties, Inc.	66,798
6,540	Equity Commonwealth[a]	196,527
1,580	Equity Lifestyle Properties, Inc.	139,798
3,360	Franklin Street Properties Corporation	33,600
17,100	General Growth Properties, Inc.	332,766
6,000	Hang Lung Properties, Ltd.	13,778
6,020	HFF, Inc.	264,037
14,340	Highwoods Properties, Inc.	732,057
9,640	Hospitality Properties Trust	275,511
23,598	Host Hotels & Resorts, Inc.	461,577
11,000	Hysan Development Company, Ltd.	53,148
19,584	InfraREIT, Inc.	438,682
7,766	Invitation Homes, Inc.	175,279
7,856	Liberty Property Trust	336,865
6,214	Mid-America Apartment Communities, Inc.	636,003
20,520	Monmouth Real Estate Investment Corporation	349,661
8,975	National Storage Affiliates Trust	222,490
196	One Liberty Properties, Inc.	4,749
3,430	Outfront Media, Inc.	80,434
14,655	Pebblebrook Hotel Trust	522,597
12,380	Physicians Realty Trust	215,164
4,170	Ramco-Gershenson Properties Trust	52,667
990	RE/MAX Holdings, Inc.	65,835
1,680	Realogy Holdings Corporation	54,314
12,960	Retail Properties of America, Inc.	158,371
150	RMR Group, Inc.	7,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (41.5%)	Value
Real Estate (1.2%) - continued
3,000	Road King Infrastructure, Ltd.	$4,932
650	Saul Centers, Inc.	39,728
8,999	SBA Communications Corporation[a]	1,414,463
16,070	Stockland	55,698
21,340	Summit Hotel Properties, Inc.	337,385
2,000	Sun Hung Kai Properties, Ltd.	32,719
1,000	Swire Pacific, Ltd.	9,882
659	TAG Immobilien AG	11,361
17,338	Terreno Realty Corporation	636,651
2,926	UDR, Inc.	113,500
7,406	Urstadt Biddle Properties, Inc.	160,932
17,320	Weyerhaeuser Company	621,961
7,800	Wing Tai Holdings, Ltd.	13,732
5,550	Xenia Hotels & Resorts, Inc.	120,768

	Total	13,399,117

Telecommunications Services (0.1%)
14,620	AT&T, Inc.	491,963
90	ATN International, Inc.	4,886
321	Cincinnati Bell, Inc.[a]	6,131
821	Freenet AG	27,494
3,230	Intelsat SAa	14,050
23,771	KCOM Group plc	33,939
2,200	Nippon Telegraph & Telephone Corporation	106,365
10,700	NTT DOCOMO, Inc.	259,141
206	Proximus SA	6,841
2,961	TDC AS	17,506
7,150	Telenor ASA	151,821
660	Telephone & Data Systems, Inc.	19,239
2,104	Verizon Communications, Inc.	100,718
4,006	Vonage Holdings Corporation[a]	32,569

	Total	1,272,663

Utilities (0.5%)
18,260	AES Corporation	194,104
610	Alliant Energy Corporation	26,389
1,410	American States Water Company	75,787
1,675	Artesian Resources Corporation	68,039
503	Canadian Utilities, Ltd.	15,190
3,200	Chubu Electric Power Company, Inc.	41,269
18,850	CMS Energy Corporation	911,775
660	Connecticut Water Service, Inc.	40,933
1,310	Consolidated Water Company, Ltd.	16,113
200	Electric Power Development Company, Ltd.	5,040
78	Elia System Operator SA	4,524
3,269	Eversource Energy	204,770
9,950	MDU Resources Group, Inc.	272,133
1,209	Middlesex Water Company	52,567
7,090	New Jersey Resources Corporation	315,151
6,000	NorthWestern Corporation	355,680
31,666	OGE Energy Corporation	1,166,575
5,200	Osaka Gas Company, Ltd.	100,719
2,146	PG&E Corporation	123,974
12,020	PNM Resources, Inc.	521,668
1,880	Portland General Electric Company	89,751
11,120	Public Service Enterprise Group, Inc.	547,104
5,414	Redes Energeticas Nacionais SGPS SA	17,192
21	Sempra Energy	2,468
4,630	Southwest Gas Holdings, Inc.	381,466
1,980	Spire, Inc.	156,321
4,160	TerraForm Power, Inc.	55,869
4,260	UGI Corporation	203,884
74	Unitil Corporation	3,848
406	Verbund AG	9,859

	Total	5,980,162

	Total Common Stock (cost $354,313,110)	463,174,596

Shares	Registered Investment Companies (39.3%)	Value
Affiliated Equity Holdings (36.6%)
6,965,436	Thrivent Large Cap Growth Fund, Class S	78,221,849
1,186,905	Thrivent Large Cap Stock Fund, Class S	35,013,708
2,774,278	Thrivent Large Cap Value Fund, Class S	63,364,505
2,408,366	Thrivent Mid Cap Stock Fund, Class S	69,938,948
11,327,154	Thrivent Partner Worldwide Allocation Fund, Class S	129,129,558
1,261,996	Thrivent Small Cap Stock Fund, Class S	33,909,829

	Total	409,578,397

Affiliated Fixed Income Holdings (1.5%)
1,262,123	Thrivent High Yield Fund, Class S	6,184,393
442,281	Thrivent Income Fund, Class S	4,095,519
546,244	Thrivent Limited Maturity Bond Fund, Class S	6,817,152

	Total	17,097,064

Equity Funds/Exchange Traded Funds (1.2%)
552	iShares MSCI EAFE Index Fund	38,436
13,651	iShares Russell 2000 Growth Index Fund	2,479,021
216	iShares Russell 2000 Index Fund	32,240
7,670	Materials Select Sector SPDR Fund	452,530
27,572	SPDR S&P 500 ETF Trust	7,090,140
21,871	SPDR S&P Biotech ETF	1,829,290
85	SPDR S&P MidCap 400 ETF Trust	28,358
9,320	SPDR S&P Oil & Gas Exploration & Production ETF	319,490
26,730	VanEck Vectors Oil Services ETF	647,935

	Total	12,917,440

	Total Registered Investment Companies (cost $301,587,711)	439,592,901

Principal Amount	Long-Term Fixed Income (2.6%)	Value
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$35,703	1.688%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[d]	17,904
	Residential Asset Securitization Trust
64,841	1.618%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[d]	16,647
	Sequoia Mortgage Trust
90,394	3.631%, 9/20/2046, Ser. 2007-1, Class 4A1[d]	75,354

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (2.6%)	Value
Collateralized Mortgage Obligations (<0.1%) -continued
	WaMu Mortgage Pass Through Certificates
$41,366	3.239%, 9/25/2036, Ser. 2006-AR10, Class 1A2[d]	$40,242
61,688	3.252%, 10/25/2036, Ser. 2006-AR12, Class 1A1[d]	59,978

	Total	210,125

Mortgage-Backed Securities (1.1%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,225,000	4.000%, 11/1/2047[e]	1,285,532
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,000,000	3.000%, 11/1/2047[e]	2,000,860
4,000,000	3.500%, 11/1/2047[e]	4,110,938
3,600,000	4.000%, 11/1/2047[e]	3,777,469
1,225,000	4.500%, 11/1/2047[e]	1,309,362

	Total	12,484,161

U.S. Government and Agencies (1.5%)
	U.S. Treasury Bonds
2,291,000	2.500%, 5/15/2046	2,120,517
	U.S. Treasury Bonds, TIPS
2,066,360	0.625%, 1/15/2026	2,091,876
	U.S. Treasury Notes
75,000	0.875%, 3/31/2018	74,883
600,000	1.000%, 11/30/2018	596,812
3,120,000	0.750%, 2/15/2019	3,089,775
340,000	1.000%, 10/15/2019	336,082
575,000	1.500%, 10/31/2019	573,832
1,430,000	1.125%, 8/31/2021	1,390,228
250,000	2.125%, 9/30/2021	252,168
60,000	1.875%, 2/28/2022	59,815
1,740,000	2.000%, 4/30/2024	1,719,609
500,000	2.125%, 7/31/2024	497,188
3,000,000	2.250%, 11/15/2024	3,001,992
600,000	2.000%, 11/15/2026	582,680

	Total	16,387,457

	Total Long-Term Fixed Income (cost $29,251,802)	29,081,743

Shares	Preferred Stock (<0.1%)	Value
Consumer Staples (<0.1%)
1,160	Henkel AG & Company KGaA, 1.620%	162,883

	Total	162,883

	Total Preferred Stock (cost $159,180)	162,883

Shares or Principal Amount	Short-Term Investments (17.7%)[f]	Value
	Federal Home Loan Bank Discount Notes
5,400,000	1.030%, 11/7/2017[g]	5,399,093
1,200,000	1.035%, 11/10/2017[g]	1,199,696
200,000	1.020%, 11/13/2017[g]	199,933
2,000,000	1.035%, 11/17/2017[g]	1,999,102
900,000	1.040%, 11/28/2017[g]	899,318
3,700,000	1.030%, 12/1/2017[g]	3,696,792
100,000	1.035%, 12/20/2017[g]	99,858
300,000	1.040%, 12/27/2017[g]	299,515
2,000,000	1.090%, 1/12/2018[g]	1,995,520
	Thrivent Core Short-Term Reserve Fund
18,239,222	1.350%	182,392,215

	Total Short-Term Investments (cost $198,181,126)	198,181,042

	Total Investments (cost $883,492,929) 101.1%	$1,130,193,165

	Other Assets and Liabilities, Net (1.1%)	(12,450,224)

	Total Net Assets 100.0%	$1,117,742,941

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $66,642 or 0.0% of total net assets.

c

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

d	Denotes variable rate securities. The rate shown is as of October 31, 2017.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (15.5%)[a]	Value
Basic Materials (0.8%)
	Arch Coal, Inc., Term Loan
$339,148	4.492%, (LIBOR 1M + 3.250%), 3/7/2024	$342,329
	Big River Steel, LLC, Term Loan
345,000	6.333%, (LIBOR 3M + 5.000%), 8/15/2023[b]	351,038
	Chemours Company, Term Loan
233,776	3.750%, (LIBOR 1M + 2.500%), 5/12/2022	235,627
	CONSOL Mining Corporation, Term Loan
340,000	0.000%, (LIBOR 3M + 6.000%), 10/30/2022[b,c,d]	338,300
	Contura Energy, Inc., Term Loan
611,100	6.280%, (LIBOR 2M + 5.000%), 3/17/2024	604,610
	Peabody Energy Corporation, Term Loan
122,401	4.742%, (LIBOR 1M + 3.500%), 3/31/2022	123,204
	Tronox Finance, LLC, Term Loan
237,326	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	239,205
547,674	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	552,012

	Total	2,786,325

Capital Goods (1.2%)
	Advanced Disposal Services, Inc., Term Loan
382,014	3.952%, (LIBOR 1W + 2.750%), 11/10/2023	385,261
	Berry Plastics Corporation, Term Loan
635,294	3.488%, (LIBOR 1M + 2.250%), 2/8/2020	638,312
295,000	3.488%, (LIBOR 1M + 2.250%), 1/6/2021	296,337
129,674	3.488%, (LIBOR 1M + 2.250%), 1/19/2024	130,059
	Cortes NP Intermediate Holding II Corporation, Term Loan
1,175,000	5.689%, (LIBOR 1M + 4.000%), 11/30/2023	1,183,084
	Reynolds Group Holdings, Inc., Term Loan
282,156	3.992%, (LIBOR 1M + 2.750%), 2/5/2023	283,741
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,112,074	4.242%, (LIBOR 1M + 3.000%), 5/15/2022	1,112,074

	Total	4,028,868

Communications Services (4.9%)
	Altice Financing SA, Term Loan
313,425	4.109%, (LIBOR 3M + 2.750%), 7/15/2025	313,293
	Altice US Finance I Corporation, Term Loan
394,013	3.492%, (LIBOR 1M + 2.250%), 7/14/2025	393,355
	Atlantic Broadband Penn, LLC, Term Loan
339,942	3.742%, (LIBOR 1M + 2.500%),11/30/2019	340,156
	Beasley Broadcast Group, Inc., Term Loan
183,396	7.237%, (LIBOR 1W + 6.000%),11/1/2023	185,001
	Birch Communication Inc., Term Loan
559,176	8.600%, (LIBOR 3M + 7.250%), 7/18/2020	511,087
	CBS Radio, Inc., Term Loan
105,000	0.000%, (LIBOR 3M + 2.750%), 10/17/2023[c,d]	105,263
	Cengage Learning Acquisitions, Term Loan
771,235	5.485%, (LIBOR 1M + 4.250%), 6/7/2023	721,344
	CenturyLink, Inc., Term Loan
715,000	2.750%, (LIBOR 1M + 2.750%), 1/31/2025[c,d]	705,469
	Charter Communications Operating, LLC, Term Loan
322,474	3.250%, (LIBOR 1M + 2.000%), 7/1/2020	323,906
317,513	3.250%, (LIBOR 1M + 2.000%), 1/3/2021	318,745
	Coral-US Co-Borrower, LLC, Term Loan
1,475,000	4.742%, (LIBOR 1M + 3.500%), 11/19/2024	1,480,295
	CSC Holdings, LLC, Term Loan
522,375	3.489%, (LIBOR 1M + 2.250%), 7/17/2025	521,534
	Frontier Communications Corporation, Term Loan
638,400	4.990%, (LIBOR 1M + 3.750%), 6/1/2024	606,818
	Gray Television, Inc., Term Loan
322,563	3.735%, (LIBOR 1M + 2.500%), 2/7/2024	324,982
	Hargray Merger Subsidiary Corporation, Term Loan
399,375	4.242%, (LIBOR 1M + 3.000%), 3/24/2024[c,d]	400,541
	Intelsat Jackson Holdings SA, Term Loan
217,409	4.071%, (LIBOR 3M + 2.750%), 6/30/2019	216,652
	Level 3 Financing, Inc., Term Loan
1,000,000	3.489%, (LIBOR 1M + 2.250%), 2/22/2024	1,003,390
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
785,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022	726,620
160,000	8.109%, (LIBOR 3M + 6.750%), 7/7/2023[b]	157,200
	LTS Buyer, LLC, Term Loan
734,454	6.500%, (LIBOR 1M + 3.250%), 4/13/2020	735,835

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (15.5%)[a]	Value
Communications Services (4.9%) - continued
	McGraw-Hill Global Education Holdings, LLC, Term Loan
$651,750	5.242%, (LIBOR 1M + 4.000%), 5/4/2022	$649,984
	Mediacom Illinois, LLC, Term Loan
283,575	3.460%, (LIBOR 1W + 2.250%), 2/15/2024	284,196
	NEP/NCP Holdco, Inc., Term Loan
785,999	4.492%, (LIBOR 1M + 3.250%), 7/21/2022	788,459
	New LightSquared, Term Loan
173,464	20.134%,PIK 9.97%, (LIBOR 3M + 8.750%), 12/7/2020[e]	166,255
	Raycom TV Broadcasting, LLC, Term Loan
480,000	3.988%, (LIBOR 1M + 2.750%), 8/18/2024	483,600
	SBA Senior Finance II, LLC, Term Loan
556,313	3.500%, (LIBOR 1M + 2.250%), 3/24/2021	558,477
	SFR Group SA, Term Loan
283,575	4.130%, (LIBOR 3M + 2.750%), 6/22/2025	282,968
	Sprint Communications, Inc., Term Loan
1,169,125	3.750%, (LIBOR 1M + 2.500%), 2/2/2024	1,173,018
	TNS, Inc., Term Loan
245,000	0.000%, (LIBOR 1M + 4.000%), 8/14/2022[c,d]	245,551
	Unitymedia Finance, LLC, Term Loan
630,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026 [c,d]	628,425
	Univision Communications, Inc., Term Loan
521,160	3.992%, (LIBOR 1M + 2.750%), 3/15/2024	519,205
	WideOpenWest Finance, LLC, Term Loan
980,000	4.487%, (LIBOR 1M + 3.250%), 8/6/2023	981,225

	Total	16,852,849

Consumer Cyclical (2.1%)
	Amaya Holdings BV, Term Loan
1,028,379	4.833%, (LIBOR 3M + 3.500%), 8/1/2021	1,035,156
	Boyd Gaming Corporation, Term Loan
257,773	3.702%, (LIBOR 1W + 2.500%), 9/15/2023	259,225
	Burlington Coat Factory Warehouse Corporation, Term Loan
435,997	3.990%, (LIBOR 1M + 2.750%), 7/29/2021	436,407
	Ceridian HCM Holding, Inc., Term Loan
231,285	4.739%, (LIBOR 1M + 3.500%), 9/15/2020	231,285
	Eldorado Resorts, Inc., Term Loan
179,423	3.500%, (LIBOR 1M + 2.250%), 4/17/2024	179,648
	Four Seasons Hotels, Ltd., Term Loan
497,494	3.742%, (LIBOR 1M + 2.500%),11/30/2023	500,792
	Golden Entertainment, Inc., Term Loan
870,000	4.240%, (LIBOR 3M + 3.000%),8/15/2024	870,365
135,000	0.000%, (LIBOR 3M + 7.000%), 8/15/2025[c,d]	136,012
	IMG Worldwide, Inc., Term Loan
200,000	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b]	201,000
	Michaels Stores, Inc., Term Loan
576,073	3.990%, (LIBOR 1M + 2.750%),1/28/2023	576,217
	Mohegan Tribal Gaming Authority, Term Loan
759,611	5.242%, (LIBOR 1M + 4.000%),10/13/2023[c,d]	767,799
	Scientific Games International, Inc., Term Loan
1,390,000	4.516%, (LIBOR 1M + 3.250%),8/14/2024	1,405,443
	Seminole Hard Rock Entertainment, Inc., Term Loan
589,684	4.083%, (LIBOR 3M + 2.750%),5/14/2020	591,406

	Total	7,190,755

Consumer Non-Cyclical (2.0%)
	Air Medical Group Holdings, Inc., Term Loan
1,331,985	5.239%, (LIBOR 1M + 4.000%),4/28/2022	1,336,980
	Albertson’s, LLC, Term Loan
599,691	4.317%, (LIBOR 3M + 3.000%),6/22/2023	580,453
	CHS/Community Health Systems, Inc., Term Loan
76,844	4.067%, (LIBOR 3M + 2.750%),12/31/2019	74,997
528,635	4.317%, (LIBOR 3M + 3.000%),1/27/2021	510,915
	Endo Luxembourg Finance Company I SARL., Term Loan
433,912	5.500%, (LIBOR 1M + 4.250%),4/27/2024	439,553
	Grifols Worldwide Operations USA, Inc., Term Loan
487,550	3.452%, (LIBOR 1W + 2.250%),1/23/2025	489,096
	JBS USA LUX SA, Term Loan
980,075	3.739%, (LIBOR 1M + 2.500%),10/30/2022	958,641
	Libbey Glass, Inc., Term Loan
248,627	4.238%, (LIBOR 1M + 3.000%),4/9/2021	233,710
	Ortho-Clinical Diagnostics, Inc., Term Loan
696,608	5.083%, (LIBOR 3M + 3.750%),6/30/2021	699,805

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (15.5%)[a]	Value
Consumer Non-Cyclical (2.0%) - continued
	Revlon Consumer Products Corporation, Term Loan
$446,047	4.742%, (LIBOR 1M + 3.500%), 9/7/2023	$384,158
	Valeant Pharmaceuticals International, Inc., Term Loan
1,306,567	5.990%, (LIBOR 1M + 4.750%), 4/1/2022	1,335,154

	Total	7,043,462

Energy (0.4%)
	Houston Fuel Oil Terminal, LLC, Term Loan
673,180	4.830%, (LIBOR 3M + 3.500%), 8/19/2021	676,128
	MEG Energy Corporation, Term Loan
313,425	4.833%, (LIBOR 3M + 3.500%), 12/31/2023	314,249
	MRC Global US, Inc., Term Loan
255,000	4.742%, (LIBOR 1M + 3.500%), 9/15/2024[b]	258,188
	Pacific Drilling SA, Term Loan
521,837	4.875%, (LIBOR 3M + 3.500%), 6/3/2018	170,156

	Total	1,418,721

Financials (1.6%)
	ASP AMC Merger Sub, Inc., Term Loan
919,516	4.833%, (LIBOR 3M + 3.500%), 4/13/2024	917,217
	Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan
453,863	3.489%, (LIBOR 1M + 2.250%), 9/20/2020	456,781
	Colorado Buyer, Inc., Term Loan
159,600	4.310%, (LIBOR 3M + 3.000%), 5/1/2024	160,797
85,000	8.570%, (LIBOR 3M + 7.250%), 5/1/2025	86,205
	Delos Finance SARL, Term Loan
305,000	3.333%, (LIBOR 2M + 2.000%), 10/6/2023	307,144
	Digicel International Finance, Ltd., Term Loan
280,000	5.070%, (LIBOR 3M + 3.750%), 5/10/2024	282,170
	DJO Finance, LLC, Term Loan
210,162	4.539%, (LIBOR 1M + 3.250%), 6/7/2020	210,207
	Gartner, Inc., Term Loan
129,350	3.242%, (LIBOR 1M + 2.000%), 4/5/2024[b]	130,320
	Ineos Finance, LLC, Term Loan
793,428	3.941%, (LIBOR 1M + 2.750%), 3/31/2022	793,801
1,110,000	0.000%, (LIBOR 3M + 2.000%), 3/31/2024[c,d]	1,110,699
	MoneyGram International, Inc., Term Loan
545,789	4.583%, (LIBOR 3M + 3.250%), 3/28/2020	545,107
	TransUnion, LLC, Term Loan
$525,000	3.242%, (LIBOR 1M + 2.000%),4/9/2023	$526,475

	Total	5,526,923

Technology (1.6%)
	First Data Corporation, Term Loan
881,399	3.738%, (LIBOR 1M + 2.500%),4/26/2024	884,863
	Harland Clarke Holdings Corporation, Term Loan
360,038	7.333%, (LIBOR 3M + 6.000%),12/31/2021	359,926
373,010	6.833%, (LIBOR 3M + 5.500%),2/9/2022	372,943
765,000	0.000%, (LIBOR 3M + 4.750%),10/31/2023[c,d]	767,869
	Micron Technology, Inc., Term Loan
335,000	0.000%, (LIBOR 3M + 2.000%),4/26/2022 [c,d]	338,072
	ON Semiconductor Corporation, Term Loan
161,834	3.492%, (LIBOR 1M + 2.250%),3/31/2023	162,525
	Rackspace Hosting, Inc., Term Loan
618,450	4.311%, (LIBOR 2M + 3.000%),11/3/2023	618,067
	Syniverse Holdings, Inc., Term Loan
430,000	4.242%, (LIBOR 1M + 3.000%),4/23/2019	418,295
	Western Digital Corporation, Term Loan
1,022,275	3.990%, (LIBOR 1M + 2.750%),4/29/2023	1,025,342
	Zayo Group, LLC, Term Loan
606,950	3.239%, (LIBOR 1M + 2.000%),1/19/2021	608,182

	Total	5,556,084

Transportation (0.5%)
	Arctic LNG Carriers, Ltd., Term Loan
1,022,437	5.742%, (LIBOR 1M + 4.500%),5/18/2023	1,031,384
	OSG Bulk Ships, Inc., Term Loan
111,029	5.570%, (LIBOR 3M + 4.250%),8/5/2019 [c,d]	106,865
	XPO Logistics, Inc., Term Loan
495,000	3.599%, (LIBOR 3M + 2.250%),10/30/2021	497,688

	Total	1,635,937

Utilities (0.4%)
	Calpine Corporation, Term Loan
262,316	4.090%, (LIBOR 3M + 2.750%),1/15/2024	263,463
	EnergySolutions, LLC, Term Loan
240,000	6.090%, (LIBOR 3M + 4.750%),5/29/2020[b]	244,800
	HD Supply Waterworks, Term Loan
405,000	4.455%, (LIBOR 6M + 3.000%),7/21/2024	407,531

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (15.5%)[a]	Value
Utilities (0.4%) - continued
	Intergen NV, Term Loan
$320,000	5.840%, (LIBOR 3M + 4.500%), 6/13/2020	$319,865
	Talen Energy Supply, LLC, Term Loan
338,138	5.242%, (LIBOR 1M + 4.000%), 7/6/2023	336,766

	Total	1,572,425

	Total Bank Loans (cost $53,863,309)	53,612,349

Shares	Common Stock (46.7%)	Value
Consumer Discretionary (7.5%)
3,798	Amazon.com, Inc.[f]	4,197,854
33,605	American Axle & Manufacturing Holdings, Inc.[f]	597,833
1,600	AOKI Holdings, Inc.	22,319
900	Bandai Namco Holdings, Inc.	30,841
6,346	Barratt Developments plc	55,177
8,452	Berkeley Group Holdings plc	419,945
2,110	Breville Group, Ltd.	18,844
10,500	Bridgestone Corporation	501,589
3,994	Burlington Stores, Inc.[f]	374,997
16,907	Caesars Entertainment Corporation[f]	218,946
138	Charter Communications, Inc.[f]	46,115
600	Chiyoda Company, Ltd.	15,363
726	Cie Generale des Etablissements Michelin	105,086
62,854	Comcast Corporation	2,264,630
3,400	DCM Holdings Company, Ltd.	31,235
11,600	Denso Corporation	638,858
5,331	Dollar Tree, Inc.[f]	486,454
15,045	Eutelsat Communications	376,847
8,400	General Motors Company	361,032
4,600	Heiwa Corporation	84,823
35,200	Honda Motor Company, Ltd.	1,103,065
4,109	Hugo Boss AG	367,506
15,900	Inchcape plc	165,039
1,290	Ipsos SA	47,679
3,018	JM AB	79,633
401	Linamar Corporation	24,332
14,782	Marks and Spencer Group plc	67,559
7,421	Netflix, Inc.[f]	1,457,707
9,574	Newell Brands, Inc.	390,428
1,361	Nexity SA	83,650
2,289	Next plc	149,624
21,945	NIKE, Inc.	1,206,755
104,700	Nissan Motor Company, Ltd.	1,018,247
5,824	Nutrisystem, Inc.	290,909
28,964	Peugeot SA	687,187
828	Priceline Group, Inc.[f]	1,583,103
10,370	Restaurant Brands International, Inc.	669,798
3,800	Sangetsu Company, Ltd.	69,935
7,900	Sankyo Company, Ltd.	254,993
3,300	SHIMAMURA Company, Ltd.	367,647
8,394	Six Flags Entertainment Corporation	527,059
201	SSP Group plc	1,561
17,864	Starbucks Corporation	979,662
10,200	Sumitomo Rubber Industries, Ltd.	193,675
35,331	Time, Inc.	409,840
13,655	Toll Brothers, Inc.	628,676
3,200	Toyoda Gosei Company, Ltd.	78,246
12,300	TV Asahi Holdings Corporation	247,698
15,518	Walt Disney Company	1,517,815
3,092	Wolters Kluwer NV	151,547
4,000	Yokohama Rubber Company, Ltd.	89,928

	Total	25,759,291

Consumer Staples (2.1%)
17,035	Altria Group, Inc.	1,093,988
3,500	Arcs Company, Ltd.	78,306
38,098	Cott Corporation	571,470
357	Ebro Foods SA	8,587
3,138	ForFarmers BV	38,362
5,580	Grieg Seafood ASA	52,984
1,262	Henkel AG & Company KGaA	159,168
900	Kesko Oyj	45,962
3,000	Kewpie Corporation	74,836
2,600	Lawson, Inc.	169,777
7	Lindt & Spruengli AG	40,520
700	Ministop Company, Ltd.	14,206
13,955	Philip Morris International, Inc.	1,460,251
1,600	Seven & I Holdings Company, Ltd.	64,487
29,714	Unilever NV	1,726,085
27,145	Unilever plc	1,538,409
35,000	Want Want China Holdings, Ltd.	28,655

	Total	7,166,053

Energy (2.7%)
1,519	Arch Coal, Inc.	116,082
203,580	BP plc	1,380,808
3,229	Contura Energy, Inc.	190,834
47,915	Halliburton Company	2,047,887
9,602	OMV AG	576,249
15,983	Parsley Energy, Inc.[f]	425,148
14,274	Pioneer Natural Resources Company	2,136,390
14,103	Repsol SA	264,282
8,999	Royal Dutch Shell plc	283,358
3,020	Royal Dutch Shell plc, Class A	95,069
19,913	Royal Dutch Shell plc, Class B	641,142
5,715	Statoil ASA	116,115
3,732	TGS Nopec Geophysical Company ASA	85,799
9,073	Total SA	505,712
39,129	WPX Energy, Inc.[f]	441,375

	Total	9,306,250

Financials (6.6%)
8,486	ABN AMRO Group NVg	262,085
1,839	Affiliated Managers Group, Inc.	342,973
50,509	Apollo Investment Corporation	299,013
23,236	Ares Capital Corporation	373,635
2,177	ASX, Ltd.	90,074
19,395	Australia & New Zealand Banking Group, Ltd.	445,088
62,721	Aviva plc	420,758
46,484	Banco Bilbao Vizcaya Argentaria SA	406,478
5,748	Bank of America Corporation	157,438
10,733	Bank of Nova Scotia	692,849
11,536	Bank of the Ozarks	537,808
5,174	CI Financial Corporation	115,022
19,677	Citigroup, Inc.	1,446,259
1,716	Close Brothers Group plc	31,648
16,792	CNP Assurances	390,624
5,400	Concordia Financial Group, Ltd.	28,599
6,244	Danske Bank AS	238,293
62,289	Direct Line Insurance Group plc	307,428
36,400	E*TRADE Financial Corporation[f]	1,586,676
12,010	Encore Capital Group, Inc.[f,h]	557,865

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (46.7%)	Value
Financials (6.6%) - continued
1,364	Euronext NVg	$81,009
57,827	FlexiGroup, Ltd.	65,040
1,987	FNF Group	74,354
6,292	Genworth MI Canada, Inc.	195,525
5,896	Goldman Sachs Group, Inc.	1,429,662
4,235	Hannover Rueckversicherung SE	532,936
3,829	Hargreaves Lansdown plc	80,433
2,500	Hokuhoku Financial Group, Inc.	41,208
186,300	HSBC Holdings plc	1,819,234
6,783	IBERIABANK Corporation	500,246
6,755	ING Groep NV	124,829
2,272	Intact Financial Corporation	185,708
4,339	Interactive Brokers Group, Inc.	234,393
32,017	KeyCorp	584,310
2,513	Macquarie Group, Ltd.	189,581
15,874	Medibank Private, Ltd.	37,364
16,416	MetLife, Inc.	879,569
12,600	Mitsubishi UFJ Financial Group, Inc.	85,468
144,500	Mizuho Financial Group, Inc.	262,539
423	Muenchener Rueckversicherungs- Gesellschaft AG	94,964
7,209	National Bank of Canada	349,861
15,917	Nordea Bank AB	192,352
54,497	Old Mutual plc	138,244
3,042	Pargesa Holding SA	254,742
4,128	Plus500, Ltd.	56,196
7,113	Power Corporation of Canada	182,387
35,640	Santander Consumer USA Holdings Inc.[f]	593,050
4,454	Schroders plc	206,651
7,673	SCOR SE	318,532
27,500	Senshu Ikeda Holdings, Inc.	106,178
7,638	Societe Generale	425,089
14,587	State Street Corporation	1,342,004
1,833	Sydbank AS	71,558
45,000	Synchrony Financial	1,467,900
3,047	TD Ameritrade Holding Corporation	152,320
267	TMX Group, Ltd.	14,589
375	Vienna Insurance Group AG Wiener Versicherung Gruppe	10,978
265	Wells Fargo & Company	14,877
11,088	Zions Bancorporation	515,148
53	Zurich Insurance Group AG	16,174

	Total	22,657,815

Health Care (5.0%)
13,180	Acadia Healthcare Company, Inc.[f,h]	413,325
2,489	Anthem, Inc.	520,724
47,600	Astellas Pharmaceutical, Inc.	633,502
13,427	Celgene Corporation[f]	1,355,724
6,870	CIGNA Corporation	1,354,901
957	Danaher Corporation	88,302
38,946	GlaxoSmithKline plc ADR	1,418,803
33,615	Hologic, Inc.[f]	1,272,328
336	Le Noble Age SA	23,554
17,732	Medtronic plc	1,427,781
6,444	Merck KGaA	691,395
16,585	Novartis AG	1,367,919
35,254	Novo Nordisk AS	1,755,256
2,680	Teleflex, Inc.	635,106
18,527	UnitedHealth Group, Inc.	3,894,746
2,820	Waters Corporation[f]	552,861

	Total	17,406,227

Industrials (5.1%)
8,057	Adecco SA	$639,221
2,100	Asahi Glass Company, Ltd.	82,299
9,603	Atlas Copco AB	381,222
20,080	CSX Corporation	1,012,634
12,590	Cummins, Inc.	2,226,919
2,500	Dai Nippon Printing Company, Ltd.	59,925
20,420	Delta Air Lines, Inc.	1,021,613
3,690	Deutsche Lufthansa AG	118,552
4,210	Dycom Industries, Inc.[f]	369,764
15,240	Eaton Corporation plc	1,219,505
2,486	Ferguson plc	173,845
1,641	Finning International, Inc.	40,017
29,111	GWA Group, Ltd.	56,837
2,000	Hitachi Transport System, Ltd.	49,492
9,076	Illinois Tool Works, Inc.	1,420,576
3,500	Inaba Denki Sangyo Company, Ltd.	153,636
46,900	ITOCHU Corporation	821,531
1,587	Loomis AB	63,676
7,700	Marubeni Corporation	51,629
7,835	Masonite International Corporation[f]	525,729
18,652	Meggitt plc	128,400
3,957	Middleby Corporation[f]	458,616
6,000	Mitsuboshi Belting, Ltd.	74,914
18,417	Monadelphous Group, Ltd.	239,449
11,312	National Express Group plc	55,213
9,400	Nitto Kogyo Corporation	161,115
3,448	Northgate plc	20,516
5,560	Oshkosh Corporation	509,074
26,701	PageGroup plc	165,855
13,830	RELX NV	312,237
1,124	Rockwool International AS	305,152
9,761	Saia, Inc.[f]	632,513
2,629	Schindler Holding AG	595,750
4,667	Siemens AG	670,334
24,827	SKF AB	576,951
7,858	Smiths Group plc	163,964
38,000	Sojitz Corporation	114,685
1,494	Spirax-Sarco Engineering plc	112,104
1,063	Sulzer, Ltd.	136,178
1,300	Taikisha, Ltd.	37,861
7,100	Teijin, Ltd.	150,273
3,700	Toppan Forms Company, Ltd.	38,287
4,976	Transcontinental, Inc.	110,466
4,000	Tsubakimoto Chain Company	34,471
6,382	Vinci SA	625,293
3,087	WABCO Holdings, Inc.[f]	455,549
1,896	WSP Global, Inc.	84,975
7,943	YIT Oyj	60,365
1,600	Yuasa Trading Company, Ltd.	58,989

	Total	17,578,171

Information Technology (7.7%)
2,318	Alliance Data Systems Corporation	518,606
1,630	Alphabet, Inc., Class Af	1,683,855
1,429	Alphabet, Inc., Class Cf	1,452,779
1,308	Altaba, Inc.[f]	91,717
24,556	Apple, Inc.	4,150,946
5,900	Belden, Inc.	471,469
416	BKW FMB Energie	24,316
5,000	Canon, Inc.	187,835
6,892	Capgemini SA	837,268
2,775	Capital Power Corporation	52,549
21,680	Ciena Corporation[f]	461,134
52,297	Cisco Systems, Inc.	1,785,943
9,490	Dolby Laboratories, Inc.	549,851
4,166	F5 Networks, Inc.[f]	505,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (46.7%)	Value
Information Technology (7.7%) - continued
10,720	Facebook, Inc.[f]	$1,930,243
17,650	Juniper Networks, Inc.	438,249
19,300	Konica Minolta Holdings, Inc.	169,314
1,090	Kulicke and Soffa Industries, Inc.[f]	24,688
1,329	Lam Research Corporation	277,190
23,510	Microsoft Corporation	1,955,562
5,200	NEC Networks & System Integration Corporation	129,586
6,166	New Relic, Inc.[f]	316,501
1,919	NVIDIA Corporation	396,868
2,664	NXP Semiconductors NVf	311,821
28,620	PayPal Holdings, Inc.[f]	2,076,667
5,440	Red Hat, Inc.[f]	657,315
8,110	Salesforce.com, Inc.[f]	829,977
1,459	SMA Solar Technology AG	67,910
1,890	TE Connectivity, Ltd.	171,933
29,830	Twitter, Inc.[f]	615,095
21,900	Visa, Inc.	2,408,562
15,904	Xilinx, Inc.	1,171,966

	Total	26,722,926

Materials (1.9%)
2,600	Adeka Corporation	44,909
3,516	APERAM	189,065
1,350	Ashland Global Holdings, Inc.	91,773
267	BASF SE	29,197
4,447	BHP Billiton plc	80,516
15,340	BHP Billiton, Ltd.	315,833
3,390	Crown Holdings, Inc.[f]	203,976
21,100	Daicel Corporation	263,447
1,288	Eagle Materials, Inc.	135,974
12,894	Evonik Industries AG	469,031
2,239	FMC Corporation	207,914
9,518	Granges AB	98,629
3,900	JSR Corporation	75,601
9,000	Kaneka Corporation	74,321
18,900	Kuraray Company, Ltd.	372,227
10,700	Kyoei Steel, Ltd.	187,871
14,604	Mondi plc	353,185
3,051	Neenah Paper, Inc.	264,827
600	Nippon Shokubai Company, Ltd.	45,259
59,701	Norsk Hydro ASA	461,988
12,000	Oji Holdings Corporation	70,332
2,820	Packaging Corporation of America	327,881
2,200	Rengo Company, Ltd.	14,408
1,684	Rio Tinto, Ltd.	89,734
3,460	Sensient Technologies Corporation	263,133
4,272	Solvay SA	634,641
5,900	Toagosei Company, Ltd.	76,519
26,969	UPM-Kymmene Oyj	809,940
5,074	Valvoline, Inc.	121,877
16,785	Verso Corporation[f]	117,663
1,700	Yamato Kogyo Company, Ltd.	45,473

	Total	6,537,144

Real Estate (6.4%)
2,000	Acadia Realty Trust	56,300
950	Agree Realty Corporation	44,926
6,828	Alexandria Real Estate Equities, Inc.	846,399
6,539	Alstria Office REIT AG	92,957
800	American Assets Trust, Inc.	31,032
2,700	American Campus Communities, Inc.	112,266
5,600	American Homes 4 Rent	119,168
2,316	American Tower Corporation	332,740
3,700	Apartment Investment & Management Company	$162,726
4,300	Apple Hospitality REIT, Inc.	81,442
600	Armada Hoffler Properties, Inc.	8,562
2,499	Artis Real Estate Investment Trust	26,944
2,700	AvalonBay Communities, Inc.	489,591
1,580	Bluerock Residential Growth REIT, Inc.	17,838
4,502	Boston Properties, Inc.	545,552
3,400	Brandywine Realty Trust	59,466
23,032	British Land Company plc	183,891
7,041	Brixmor Property Group, Inc.	123,006
7,192	Camden Property Trust	656,198
850	Catchmark Timber Trust, Inc.	10,880
1,125	Chesapeake Lodging Trust	31,388
600	City Office REIT, Inc.	7,824
10,096	Colony NorthStar, Inc.	123,979
900	Columbia Property Trust, Inc.	19,872
2,100	CoreCivic, Inc.	51,786
600	CoreSite Realty Corporation	66,450
2,450	Corporate Office Properties Trust	78,228
7,053	Cousins Properties, Inc.	63,618
3,440	Crown Castle International Corporation	368,355
4,300	CubeSmart	117,046
1,700	CyrusOne, Inc.	104,363
200	Daito Trust Construction Company, Ltd.	34,967
2,000	DCT Industrial Trust, Inc.	116,040
6,300	DDR Corporation	48,321
47,409	DEXUS Property Group	354,999
3,657	DiamondRock Hospitality Company	39,715
4,003	Digital Realty Trust, Inc.	474,115
2,700	Douglas Emmett, Inc.	107,433
26,972	Duke Realty Corporation	768,163
354	EastGroup Properties, Inc.	32,069
1,200	Education Realty Trust, Inc.	41,880
1,656	Empire State Realty Trust, Inc.	33,203
1,319	EPR Properties	91,248
2,069	Equinix, Inc.	958,982
2,300	Equity Commonwealth[f]	69,115
1,800	Equity Lifestyle Properties, Inc.	159,264
9,470	Equity Residential	636,952
1,345	Essex Property Trust, Inc.	352,968
2,600	Extra Space Storage, Inc.	212,134
1,400	Federal Realty Investment Trust	168,728
2,900	First Industrial Realty Trust, Inc.	89,552
4,646	Forest City Realty Trust, Inc.	114,431
1,900	Franklin Street Properties Corporation	19,000
3,450	Gaming and Leisure Properties, Inc.	126,063
36,144	General Growth Properties, Inc.	703,362
2,700	GEO Group, Inc.	70,065
3,726	Gramercy Property Trust	110,662
32,000	Hang Lung Properties, Ltd.	73,481
8,450	HCP, Inc.	218,348
3,300	Healthcare Realty Trust, Inc.	106,392
4,300	Healthcare Trust of America, Inc.	129,215
2,900	Highwoods Properties, Inc.	148,045
3,300	Hospitality Properties Trust	94,314
29,021	Host Hotels & Resorts, Inc.	567,651
3,250	Hudson Pacific Properties, Inc.	109,915
54,000	Hysan Development Company, Ltd.	260,906
2,800	Invitation Homes, Inc.	63,196
4,400	Iron Mountain, Inc.	176,000
1,875	JBG SMITH Properties[f]	58,519

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (46.7%)	Value
Real Estate (6.4%) - continued
2,000	Kilroy Realty Corporation	$142,460
7,473	Kimco Realty Corporation	135,710
1,200	Kite Realty Group Trust	22,428
1,336	Lamar Advertising Company	94,108
2,100	LaSalle Hotel Properties	59,241
2,900	Liberty Property Trust	124,352
907	Life Storage, Inc.	73,304
2,750	Macerich Company	150,150
1,750	Mack-Cali Realty Corporation	39,847
6,500	Medical Properties Trust, Inc.	85,995
200	MGM Growth Properties, LLC	5,902
2,099	Mid-America Apartment Communities, Inc.	214,833
1,200	National Health Investors, Inc.	91,428
3,800	National Retail Properties, Inc.	152,684
527	National Storage Affiliates Trust	13,064
275	NexPoint Residential Trust, Inc.	6,531
3,000	Omega Healthcare Investors, Inc.	86,580
2,400	Outfront Media, Inc.	56,280
1,057	Paramount Group, Inc.	16,827
2,940	Park Hotels & Resorts, Inc.	84,643
1,100	Pebblebrook Hotel Trust	39,226
6,300	Physicians Realty Trust	109,494
800	Piedmont Office Realty Trust, Inc.	15,472
15,223	Prologis, Inc.	983,101
3,800	Public Storage, Inc.	787,550
923	QTS Realty Trust, Inc.	53,396
1,830	Quality Care Properties, Inc.[f]	28,969
1,400	Ramco-Gershenson Properties Trust	17,682
4,743	Realty Income Corporation	254,557
3,375	Regency Centers Corporation	207,731
2,000	Retail Opportunity Investments Corporation	35,960
3,400	Retail Properties of America, Inc.	41,548
4,201	RLJ Lodging Trust	90,994
17,000	Road King Infrastructure, Ltd.	27,950
800	Ryman Hospitality Properties	52,904
4,227	Sabra Health Care REIT, Inc.	84,202
3,207	Senior Housing Property Trust	59,009
8,443	Simon Property Group, Inc.	1,311,451
2,000	SL Green Realty Corporation	191,360
8,400	Spirit Realty Capital, Inc.	69,804
800	STAG Industrial, Inc.	21,840
1,700	Starwood Waypoint Homes	61,727
82,487	Stockland	285,896
3,270	Store Capital Corporation	80,736
2,425	Summit Hotel Properties, Inc.	38,339
1,700	Sun Communities, Inc.	153,442
13,000	Sun Hung Kai Properties, Ltd.	212,672
4,155	Sunstone Hotel Investors, Inc.	67,810
5,500	Swire Pacific, Ltd.	54,351
3,422	TAG Immobilien AG	58,995
1,647	Tanger Factory Outlet Centers, Inc.	37,469
1,250	Taubman Centers, Inc.	59,025
5,000	UDR, Inc.	193,950
1,700	Urban Edge Properties	39,882
600	Urstadt Biddle Properties, Inc.	13,038
6,900	Ventas, Inc.	432,975
19,089	VEREIT, Inc.	150,612
5,280	Vornado Realty Trust	395,261
2,000	Washington Prime Group, Inc.	15,660
1,100	Washington REIT	35,409
2,300	Weingarten Realty Investors	70,035
6,904	Welltower, Inc.	462,292
40,200	Wing Tai Holdings, Ltd.	70,774
1,250	WP Carey, Inc.	85,188
2,100	Xenia Hotels & Resorts, Inc.	$45,696

	Total	22,236,007

Telecommunications Services (1.1%)
4,264	Freenet AG	142,793
114,933	KCOM Group plc	164,096
11,600	Nippon Telegraph & Telephone Corporation	560,831
55,700	NTT DOCOMO, Inc.	1,348,985
1,069	Proximus SA	35,498
15,122	TDC AS	89,404
37,691	Telenor ASA	800,321
14,620	Zayo Group Holdings, Inc.[f]	527,197

	Total	3,669,125

Utilities (0.6%)
2,596	Canadian Utilities, Ltd.	78,397
16,500	Chubu Electric Power Company, Inc.	212,792
51,023	Dynegy, Inc.[f]	635,236
700	Electric Power Development Company, Ltd.	17,641
403	Elia System Operator SA	23,376
21,036	MDU Resources Group, Inc.	575,335
27,000	Osaka Gas Company, Ltd.	522,964
28,156	Redes Energeticas Nacionais SGPS SA	89,411
2,085	Verbund AG	50,633

	Total	2,205,785

	Total Common Stock (cost $137,269,225)	161,244,794

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Asset-Backed Securities (2.1%)
	ALM XI Ltd.
	4.603%, (LIBOR 3M + 3.250%), 10/17/2026, Ser.
300,000	2014-11A, Class CR*,i	300,630
	Apidos CLO XVIII
	4.613%, (LIBOR 3M + 3.250%), 7/22/2026, Ser.
200,000	2014-18A, Class CR*,i	200,399
	Asset Backed Securities Corporation Home Equity Loan Trust
	1.378%, (LIBOR 1M + 0.140%), 7/25/2036, Ser.
225,765	2006-HE5, Class A4[i]	221,022
	BlueMountain CLO, Ltd.
	4.559%, (LIBOR 3M + 3.200%), 10/15/2026, Ser.
425,000	2014-3A, Class CR*,i	425,789
	CLUB Credit Trust
250,000	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	250,729
	College Ave Student Loans, LLC
	2.888%, (LIBOR 1M + 1.650%), 11/26/2046, Ser.
272,449	2017-A, Class A1*,i	277,058
	Earnest Student Loan Program, LLC
222,394	2.680%, 7/25/2035, Ser. 2016-C, Class A2[g]	221,440

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Asset-Backed Securities (2.1%) - continued
	GMAC Mortgage Corporation Loan Trust
$82,333	1.738%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[i,j]	$84,008
124,670	1.418%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[i,j]	120,479
	J.P. Morgan Mortgage Acquisition Trust
170,165	4.462%, 3/25/2047, Ser. 2007-HE1, Class AF4[k]	125,166
	Lehman XS Trust
157,547	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bk	135,369
	Lendmark Funding Trust
300,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ag	300,227
	Madison Park Funding XIV, Ltd.
425,000	4.613%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,i	425,969
	Mariner Finance Issuance Trust
400,000	3.620%, 2/20/2029, Ser. 2017-AA, Class A*	401,535
	Merrill Lynch Mortgage Investors Trust
276,863	3.130%, 6/25/2035, Ser. 2005-A5, Class M1[i]	243,882
	Murray Hill Marketplace Trust
19,497	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	19,559
	NRZ Advance Receivables Trust Advance Receivables Backed
225,000	2.751%, 6/15/2049, Ser. 2016-T1, Class AT1*	223,040
	Oak Hill Advisors Residential Loan Trust
346,396	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,k	346,320
	Octagon Investment Partners XX, Ltd.
300,000	4.859%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,i	300,535
	Preston Ridge Partners Mortgage Trust, LLC
196,127	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,k	196,560
	Pretium Mortgage Credit Partners, LLC
183,248	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[g,k]	183,925
	Renaissance Home Equity Loan Trust
303,600	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[k]	213,993
462,086	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[k]	263,446
	SoFi Consumer Loan Program, LLC
213,593	3.050%, 12/26/2025, Ser. 2016-3, Class Ag	215,362
192,697	3.280%, 1/26/2026, Ser. 2017-1, Class Ag	195,028
	US Residential Opportunity Fund Trust
$223,385	3.475%, 7/27/2036, Ser. 2016-1III, Class A*,k	$223,240
	Vericrest Opportunity Loan Transferee
214,519	3.250%, 4/25/2059, Ser. 2017-NPL7, Class A1[g,k]	215,619
148,583	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[g,k]	149,581
	Voya CLO 4, Ltd.
350,000	4.359%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,i	351,160
	Wachovia Asset Securitization, Inc.
286,888	1.378%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,i,j	251,501

	Total	7,082,571

Basic Materials (0.6%)
	Alcoa Nederland Holding BV
80,000	6.750%, 9/30/2024[g]	88,922
	Anglo American Capital plc
76,000	4.125%, 9/27/2022[g]	79,521
	ArcelorMittal SA
260,000	6.000%, 3/1/2021	284,700
	CF Industries, Inc.
190,000	3.450%, 6/1/2023	187,625
	Dow Chemical Company
66,000	8.550%, 5/15/2019	72,466
	EI du Pont de Nemours & Company
76,000	2.200%, 5/1/2020	76,276
	First Quantum Minerals, Ltd.
310,000	7.000%, 2/15/2021[g]	321,625
	FMG Resources Property, Ltd.
175,000	5.125%, 5/15/2024[g]	180,031
	Kinross Gold Corporation
38,000	5.125%, 9/1/2021	40,375
	LyondellBasell Industries NV
62,000	5.000%, 4/15/2019	64,130
	Peabody Securities Finance Corporation
170,000	6.375%, 3/31/2025[g]	175,312
	RPM International, Inc., Convertible
28,000	2.250%, 12/15/2020	32,550
	Sherwin-Williams Company
75,000	2.250%, 5/15/2020	75,163
	Trinseo Materials Operating SCA
180,000	5.375%, 9/1/2025[g]	189,450
	Vale Overseas, Ltd.
65,000	5.875%, 6/10/2021	71,175
	Xstrata Finance Canada, Ltd.
57,000	4.950%, 11/15/2021[g]	61,617

	Total	2,000,938

Capital Goods (0.9%)
	AECOM
235,000	5.875%, 10/15/2024	259,322

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Capital Goods (0.9%) - continued
	Ashtead Capital, Inc.
$150,000	4.125%, 8/15/2025[g]	$151,125
	Bombardier, Inc.
210,000	7.500%, 3/15/2025[g]	216,825
	Building Materials Corporation of America
285,000	6.000%, 10/15/2025[g]	308,156
	Caterpillar Financial Services Corporation
55,000	1.850%, 9/4/2020	54,669
	Cemex SAB de CV
310,000	5.700%, 1/11/2025[g]	326,275
	Cintas Corporation No. 2
57,000	2.900%, 4/1/2022	57,877
	CNH Industrial Capital, LLC
310,000	4.375%, 11/6/2020	324,725
	Crown Americas Capital Corporation IV
260,000	4.500%, 1/15/2023	270,686
	General Electric Company
259,000	5.000%, 1/21/2021[i,l]	269,601
	L3 Technologies, Inc.
65,000	4.950%, 2/15/2021	69,642
	Lockheed Martin Corporation
60,000	2.500%, 11/23/2020	60,750
	Owens-Brockway Glass Container, Inc.
200,000	5.000%, 1/15/2022[g]	211,500
	Rockwell Collins, Inc.
57,000	1.950%, 7/15/2019	57,010
	Roper Industries, Inc.
60,000	2.050%, 10/1/2018	60,143
	Textron Financial Corporation
50,000	3.050%, (LIBOR 3M + 1.735%), 2/15/2042[g,i]	43,500
	United Rentals North America, Inc.
300,000	5.500%, 7/15/2025	320,625

	Total	3,062,431

Collateralized Mortgage Obligations (3.5%)
	AJAX Mortgage Loan Trust
254,023	3.470%, 4/25/2057, Ser. 2017-A, Class A*,k	255,332
	Alternative Loan Trust 2007-6
209,806	5.750%, 4/25/2047, Ser. 2007-6, Class A4	184,957
	Angel Oak Mortgage Trust
54,775	4.500%, 11/25/2045, Ser. 2015-1, Class A*,k	54,675
	Banc of America Alternative Loan Trust
350,689	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	309,855
	Banc of America Mortgage Securities, Inc.
97,577	3.595%, 9/25/2035, Ser. 2005-H, Class 2A1[i]	94,922
	Bear Stearns ALT-A Trust
130,192	3.585%, 10/25/2033, Ser. 2003-3, Class 5Ai	129,932
	COLT Mortgage Loan Trust
127,177	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,i	128,927
	Countrywide Alternative Loan Trust
9,465	5.500%, 5/25/2035, Ser. 2005-J3, Class 2A13	9,452
388,056	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	291,369
369,968	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	251,956
	Countrywide Asset-Backed Certificates
211,134	1.738%, (LIBOR 1M + 0.500%), 7/25/2034, Ser. 2004-2, Class 3A4[i]	196,925
	Countrywide Home Loan Mortgage Pass Through Trust
263,423	3.435%, 11/25/2035, Ser. 2005-22, Class 2A1[i]	233,504
	Credit Suisse First Boston Mortgage Securities Corporation
198,911	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	193,324
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
390,423	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[i]	400,237
301,559	1.714%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[i]	279,008
	GCAT, LLC
201,320	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,k	201,974
	GMAC Mortgage Corporation Loan Trust
236,428	3.743%, 5/25/2035, Ser. 2005-AR2, Class 4Ai	224,328
	HarborView Mortgage Loan Trust
123,140	3.562%, 7/19/2035, Ser. 2005-4, Class 3A1[i]	108,710
111,778	3.698%, 12/19/2035, Ser. 2005-14, Class 3A1Ai	110,511
	IndyMac INDA Mortgage Loan Trust
198,554	3.389%, 8/25/2036, Ser. 2006-AR1, Class A1[i]	189,600
	IndyMac INDX Mortgage Loan Trust
322,106	1.448%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bi	296,665
	J.P. Morgan Alternative Loan Trust
201,539	3.421%, 3/25/2036, Ser. 2006-A1, Class 2A1[i]	183,867
490,250	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	437,961
	J.P. Morgan Mortgage Trust
309,590	3.566%, 8/25/2035, Ser. 2005-A5, Class 1A2[i]	308,385
347,990	3.538%, 1/25/2037, Ser. 2006-A7, Class 2A2[i]	349,428
	Lehman Mortgage Trust
37,846	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	34,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Collateralized Mortgage Obligations (3.5%) - continued
	Master Asset Securitization Trust
$83,004	1.738%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[i]	$43,319
	Mill City Mortgage Loan Trust
308,899	2.750%, 11/25/2058, Ser. 2017-1, Class A1[g,i]	310,068
	MortgageIT Trust
373,358	1.498%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[i]	372,763
558,331	1.438%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[i]	509,206
	New York Mortgage Trust
177,144	3.623%, 5/25/2036, Ser. 2006-1, Class 2A3[i]	172,923
	Popular ABS Mortgage Pass-Through Trust
250,000	4.182%, 11/25/2035, Ser. 2005-5, Class AF4[k]	250,112
	Preston Ridge Partners Mortgage Trust, LLC
247,010	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,k	246,541
	Residential Accredit Loans, Inc. Trust
233,486	1.988%, (LIBOR 1M + 0.750%), 6/25/2035, Ser. 2005-QS7, Class A3[i]	191,887
262,612	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	256,035
176,016	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	163,469
	Residential Funding Mortgage Security I Trust
433,992	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	410,129
	Structured Adjustable Rate Mortgage Loan Trust
219,435	3.231%, 1/25/2035, Ser. 2004-19, Class 2A2	212,843
175,232	3.567%, 7/25/2035, Ser. 2005-15, Class 4A1[i]	152,484
274,239	3.686%, 9/25/2035, Ser. 2005-18, Class 1A1[i]	222,808
	Structured Asset Mortgage Investments, Inc.
691,372	1.548%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[i]	619,233
	Sunset Mortgage Loan Company, LLC
52,335	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,k	52,397
60,671	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,k	60,691
	WaMu Mortgage Pass Through Certificates
131,798	2.613%, 1/25/2037, Ser. 2006-AR18, Class 1A1[i]	121,236
361,380	1.824%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ai	323,705
169,954	1.674%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Ai	164,543
220,909	1.684%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ai	188,279
	Washington Mutual Mortgage Pass Through Certificates Trust
292,721	1.694%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ai	236,704
	Wells Fargo Commercial Mortgage Trust
400,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	410,338
	Wells Fargo Mortgage Backed Securities Trust
176,712	3.257%, 3/25/2036, Ser. 2006-AR2, Class 2A1[i]	178,670
294,543	3.339%, 7/25/2036, Ser. 2006-AR10, Class 2A1[i]	292,284
155,138	3.624%, 10/25/2036, Ser. 2006-AR14, Class 2A3[i]	146,264
182,328	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	183,306
137,774	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	137,100

	Total	12,090,050

Communications Services (1.4%)
	Altice US Finance I Corporation
200,000	5.500%,5/15/2026[g]	208,000
	AMC Networks, Inc.
305,000	5.000%,4/1/2024	310,528
	America Movil SAB de CV
56,000	5.000%,10/16/2019	59,058
	American Tower Corporation
60,000	2.800%,6/1/2020	60,831
	AT&T, Inc.
66,000	5.875%,10/1/2019	70,665
38,000	5.200%,3/15/2020	40,790
60,000	2.263%, (LIBOR 3M + 0.930%), 6/30/2020[i]	60,853
55,000	2.800%,2/17/2021	55,783
109,000	2.850%,2/14/2023	108,239
	British Sky Broadcasting Group plc
94,000	2.625%,9/16/2019[g]	94,582
	CCOH Safari, LLC
310,000	5.750%,2/15/2026[g]	324,058
	CenturyLink, Inc.
200,000	6.450%,6/15/2021	211,022
	Charter Communications Operating, LLC
64,000	3.579%,7/23/2020	65,708
29,000	4.464%,7/23/2022	30,584
	Clear Channel Worldwide Holdings, Inc.
265,000	6.500%,11/15/2022	274,275
	Comcast Corporation
76,000	1.625%,1/15/2022	74,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Communications Services (1.4%) - continued
	Crown Castle International Corporation
$25,000	3.400%, 2/15/2021	$25,694
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[g]	20,600
	Digicel, Ltd.
287,750	6.000%, 4/15/2021*	283,152
	Discovery Communications, LLC
37,000	2.200%, 9/20/2019	37,041
75,000	2.950%, 3/20/2023	74,643
	DISH Network Corporation
403,000	3.375%, 8/15/2026	433,477
	IAC FinanceCo, Inc., Convertible
48,000	0.875%, 10/1/2022[g]	51,810
	Liberty Interactive, LLC, Convertible
241,000	1.750%, 9/30/2046[g]	272,179
	Liberty Media Corporation, Convertible
357,000	1.000%, 1/30/2023[g]	425,722
	Moody’s Corporation
38,000	2.750%, 12/15/2021	38,256
	Neptune Finco Corporation
95,000	10.875%, 10/15/2025[g]	116,375
	Netflix, Inc.
200,000	4.875%, 4/15/2028[g]	198,790
	SFR Group SA
290,000	6.000%, 5/15/2022[g]	302,325
	Sprint Corporation
295,000	7.625%, 2/15/2025	325,237
	Telefonica Emisiones SAU
66,000	3.192%, 4/27/2018	66,458
	Time Warner, Inc.
37,000	4.875%, 3/15/2020	39,220
	Verizon Communications, Inc.
88,000	4.500%, 9/15/2020	93,874
91,000	2.946%, 3/15/2022	92,366
	Viacom, Inc.
76,000	4.250%, 9/1/2023	78,241

	Total	5,024,459

Consumer Cyclical (1.4%)
	Allison Transmission, Inc.
280,000	5.000%, 10/1/2024[g]	291,900
	American Honda Finance Corporation
57,000	2.000%, 2/14/2020	57,055
	BMW US Capital, LLC
75,000	1.500%, 4/11/2019[g]	74,674
	Brookfield Residential Properties, Inc.
125,000	6.125%, 7/1/2022[g]	130,469
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	207,825
	CVS Health Corporation
38,000	2.750%, 12/1/2022	37,829
	Delphi Jersey Holdings plc
170,000	5.000%, 10/1/2025[g]	171,275
	Ford Motor Credit Company, LLC
76,000	2.262%, 3/28/2019	76,180
85,000	2.597%, 11/4/2019	85,548
57,000	3.336%, 3/18/2021	58,514
	General Motors Financial Company, Inc.
35,000	3.150%, 1/15/2020	35,638
57,000	2.650%, 4/13/2020	57,478
57,000	4.375%, 9/25/2021	60,517
37,000	3.150%, 6/30/2022	37,382
	Home Depot, Inc.
60,000	2.625%, 6/1/2022	61,030
	Hyundai Capital America
37,000	2.550%, 4/3/2020[g]	36,866
37,000	2.750%, 9/18/2020[g]	36,962
	Jaguar Land Rover Automotive plc
75,000	4.125%, 12/15/2018[g]	76,500
211,000	5.625%, 2/1/2023[g]	217,330
	KB Home
160,000	4.750%, 5/15/2019	164,000
	L Brands, Inc.
211,000	6.625%, 4/1/2021	232,364
	Landry’s, Inc.
160,000	6.750%, 10/15/2024[g]	162,800
	Lennar Corporation
265,000	4.500%, 4/30/2024	272,950
	Live Nation Entertainment, Inc.
70,000	5.375%, 6/15/2022[g]	72,625
	McDonald’s Corporation
76,000	2.625%, 1/15/2022	76,753
	MGM Resorts International
310,000	6.000%, 3/15/2023	339,884
	New Red Finance, Inc.
180,000	4.250%, 5/15/2024[g]	181,296
	Newell Rubbermaid, Inc.
50,000	3.150%, 4/1/2021	51,092
	Nissan Motor Acceptance Corporation
57,000	2.000%, 3/8/2019[g]	56,976
	Prime Security Services Borrower, LLC
230,000	9.250%, 5/15/2023[g]	254,886
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	60,814
	Royal Caribbean Cruises, Ltd.
287,750	5.250%, 11/15/2022	318,414
	Six Flags Entertainment Corporation
150,000	4.875%, 7/31/2024[g]	154,312
	Toll Brothers Finance Corporation
136,000	4.000%, 12/31/2018	138,040
	Visa, Inc.
60,000	2.200%, 12/14/2020	60,413
	Volkswagen Group of America Finance, LLC
52,000	2.450%, 11/20/2019[g]	52,228
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[g]	321,775

	Total	4,782,594

Consumer Non-Cyclical (1.1%)
	Abbott Laboratories
76,000	2.550%, 3/15/2022	75,710
57,000	3.400%, 11/30/2023	58,402
	AbbVie, Inc.
76,000	2.500%, 5/14/2020	76,603

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Consumer Non-Cyclical (1.1%) - continued
$38,000	2.900%, 11/6/2022	$38,395
	Albertsons Companies, LLC
220,000	6.625%, 6/15/2024	206,800
	Amgen, Inc.
75,000	2.650%, 5/11/2022	75,268
	Anheuser-Busch InBev Finance, Inc.
80,000	2.571%, (LIBOR 3M + 1.260%), 2/1/2021[i]	82,789
55,000	2.650%, 2/1/2021	55,672
38,000	3.300%, 2/1/2023	39,198
	Anheuser-Busch InBev Worldwide, Inc.
66,000	6.500%, 7/15/2018	68,181
	BAT Capital Corporation
37,000	2.297%, 8/14/2020[g]	37,005
38,000	2.764%, 8/15/2022[g]	38,029
	Becton, Dickinson and Company
76,000	3.125%, 11/8/2021	77,600
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	43,179
	Bunge Limited Finance Corporation
60,000	3.500%, 11/24/2020	61,503
	Cardinal Health, Inc.
38,000	1.948%, 6/14/2019	37,918
38,000	2.616%, 6/15/2022	37,692
	Celgene Corporation
60,000	3.550%, 8/15/2022	62,146
	CVS Health Corporation
66,000	2.250%, 12/5/2018	66,248
	Envision Healthcare Corporation
300,000	5.125%, 7/1/2022[g]	304,500
	Express Scripts Holding Company
38,000	4.750%, 11/15/2021	41,034
	Forest Laboratories, LLC
25,000	4.375%, 2/1/2019[g]	25,576
19,000	4.875%, 2/15/2021[g]	20,322
	HCA, Inc.
187,750	4.750%, 5/1/2023	196,433
	JBS USA, LLC
300,000	5.750%, 6/15/2025[g]	291,000
	Kraft Heinz Foods Company
75,000	5.375%, 2/10/2020	80,239
	Kroger Company
37,000	2.800%, 8/1/2022	37,098
	Laboratory Corporation of America Holdings
35,000	2.625%, 2/1/2020	35,281
	Mead Johnson Nutrition Company
60,000	3.000%, 11/15/2020	61,328
	Medtronic Global Holdings SCA
76,000	1.700%, 3/28/2019	75,915
	Molson Coors Brewing Company
77,000	2.250%, 3/15/2020[g]	76,991
	Mondelez International Holdings Netherlands BV
55,000	2.000%, 10/28/2021[g]	53,964
	Mylan NV
76,000	3.150%, 6/15/2021	76,854
	Pernod Ricard SA
30,000	5.750%, 4/7/2021[g]	33,248
	Pinnacle Foods, Inc.
200,000	5.875%, 1/15/2024	213,000
	Reynolds American, Inc.
33,000	3.250%, 6/12/2020	33,830
	Shire Acquisitions Investments Ireland Designated Activity Company
74,000	2.400%, 9/23/2021	73,492
	Smithfield Foods, Inc.
57,000	2.700%, 1/31/2020[g]	57,149
	Tenet Healthcare Corporation
260,000	8.125%, 4/1/2022	260,325
	Teva Pharmaceutical Finance Company BV
37,000	2.950%, 12/18/2022	34,893
	Teva Pharmaceutical Finance IV, LLC
19,000	2.250%, 3/18/2020	18,602
	Teva Pharmaceutical Finance Netherlands III BV
55,000	2.200%, 7/21/2021	51,724
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	206,250
	Valeant Pharmaceuticals International
187,750	7.250%, 7/15/2022[g]	180,475
	Wayfair, Inc., Convertible
86,000	0.375%, 9/1/2022[g]	84,011
	Zoetis, Inc.
55,000	3.450%, 11/13/2020	56,773

	Total	3,918,645

Energy (1.6%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[g]	179,563
	Anadarko Petroleum Corporation
55,000	8.700%, 3/15/2019	59,752
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	205,500
	BP Capital Markets plc
38,000	2.315%, 2/13/2020	38,302
152,000	2.520%, 9/19/2022	152,032
	Buckeye Partners, LP
80,000	2.650%, 11/15/2018	80,499
	Canadian Natural Resources, Ltd.
38,000	2.950%, 1/15/2023	38,203
	Canadian Oil Sands, Ltd.
37,000	9.400%, 9/1/2021[g]	44,875
	Cenovus Energy, Inc.
38,000	3.800%, 9/15/2023	38,685
	Cheniere Energy Partners, LP
185,000	5.250%, 10/1/2025[g]	190,550
	Concho Resources, Inc.
75,000	4.375%, 1/15/2025	79,137
	Continental Resources, Inc.
38,000	5.000%, 9/15/2022	38,427
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	208,000
	Enbridge, Inc.
38,000	2.900%, 7/15/2022	38,202

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Energy (1.6%) - continued
	Encana Corporation
$58,000	3.900%, 11/15/2021	$60,143
	Energy Transfer Equity, LP
300,000	5.500%, 6/1/2027	318,000
	Energy Transfer Partners, LP
60,000	4.150%, 10/1/2020	62,631
	Enterprise Products Operating, LLC
170,000	5.250%, 8/16/2077[i]	174,675
	EOG Resources, Inc.
60,000	2.625%, 3/15/2023	59,582
	EQT Corporation
68,000	8.125%, 6/1/2019	74,253
37,000	3.000%, 10/1/2022	36,855
	Exxon Mobil Corporation
70,000	1.708%, 3/1/2019	70,057
	Kinder Morgan Energy Partners, LP
76,000	3.450%, 2/15/2023	77,176
	Marathon Oil Corporation
38,000	2.700%, 6/1/2020	37,954
	Marathon Petroleum Corporation
60,000	3.400%, 12/15/2020	61,804
	MEG Energy Corporation
211,000	6.375%, 1/30/2023[g]	193,065
	MPLX, LP
57,000	4.500%, 7/15/2023	60,926
305,000	4.875%, 12/1/2024	331,687
	Nabors Industries, Inc., Convertible
110,000	0.750%, 1/15/2024[g]	81,125
	ONEOK, Inc.
57,000	7.500%, 9/1/2023	68,240
	Parsley Energy, LLC
80,000	5.625%, 10/15/2027[g]	82,550
	PBF Holding Company, LLC
140,000	7.250%, 6/15/2025[g]	144,725
	Petrobras Global Finance BV
205,000	8.375%, 5/23/2021	236,391
83,000	7.375%, 1/17/2027	92,130
	Petroleos Mexicanos
36,000	6.375%, 2/4/2021	39,146
	Plains All American Pipeline, LP
27,000	5.000%, 2/1/2021	28,483
	Regency Energy Partners, LP
260,000	5.000%, 10/1/2022	280,605
	Sabine Pass Liquefaction, LLC
38,000	6.250%, 3/15/2022	42,777
38,000	5.625%, 4/15/2023	42,200
310,000	5.625%, 3/1/2025	344,382
	Schlumberger Holdings Corporation
60,000	3.000%, 12/21/2020[g]	61,307
	Southwestern Energy Company
185,000	7.500%, 4/1/2026	191,938
	Sunoco Logistics Partners Operations, LP
60,000	4.400%, 4/1/2021	63,089
	Tesoro Corporation
60,000	4.750%, 12/15/2023[g]	64,881
	TransCanada Trust
225,000	5.875%, 8/15/2076[i]	245,813
	Western Gas Partners, LP
38,000	4.000%, 7/1/2022	39,216
	Whiting Petroleum Corporation, Convertible
180,000	1.250%, 4/1/2020	161,437
	Williams Partners, LP
77,000	4.000%, 11/15/2021	80,506

	Total	5,401,476

Financials (3.8%)
	ACE INA Holdings, Inc.
60,000	2.875%, 11/3/2022	60,973
	AIG Global Funding
74,000	2.150%, 7/2/2020[g]	73,945
	Air Lease Corporation
29,000	2.625%, 9/4/2018	29,183
	Ally Financial, Inc.
245,000	4.750%, 9/10/2018	249,902
	American Express Credit Corporation
38,000	1.641%, (LIBOR 3M + 0.330%), 5/3/2019[i]	38,114
38,000	2.200%, 3/3/2020	38,061
60,000	2.369%, (LIBOR 3M + 1.050%), 9/14/2020[i]	61,111
	Bank of America Corporation
37,000	2.369%, 7/21/2021[i]	36,973
76,000	2.328%, 10/1/2021[i]	75,790
76,000	5.700%, 1/24/2022	85,269
	Bank of Montreal
50,000	1.500%, 7/18/2019	49,672
58,000	2.100%, 6/15/2020	57,980
	Bank of New York Mellon Corporation
76,000	2.600%, 2/7/2022	76,507
	Bank of Nova Scotia
57,000	2.700%, 3/7/2022	57,424
	Barclays plc
76,000	3.200%, 8/10/2021	76,990
	BB&T Corporation
101,000	2.050%, 6/19/2018	101,202
74,000	2.150%, 2/1/2021	73,806
	Blackstone Mortgage Trust, Inc., Convertible
290,000	5.250%, 12/1/2018	336,219
	BNP Paribas SA
270,000	7.625%, 3/30/2021[g,i,l]	302,738
	Capital One Financial Corporation
37,000	2.500%, 5/12/2020	37,127
111,000	3.050%, 3/9/2022	112,561
	CBOE Holdings, Inc.
57,000	1.950%, 6/28/2019	56,830
	Central Fidelity Capital Trust I
125,000	2.359%, (LIBOR 3M + 1.000%), 4/15/2027[i]	121,094
	Citigroup, Inc.
76,000	2.450%, 1/10/2020	76,440
76,000	2.650%, 10/26/2020	76,706
132,000	2.350%, 8/2/2021	131,329
38,000	2.750%, 4/25/2022	38,114
37,000	2.065%, (LIBOR 3M + 0.690%), 10/27/2022[i]	36,963
	CNA Financial Corporation
65,000	5.750%, 8/15/2021	71,935

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Financials (3.8%) - continued
	Commonwealth Bank of Australia
$76,000	2.250%,3/10/2020[g]	$76,287
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
74,000	3.950%,11/9/2022	78,041
	Credit Agricole SA
38,000	3.375%,1/10/2022[g]	38,822
80,000	8.125%,12/23/2025[g,i,l]	96,294
	Credit Suisse Group AG
227,000	7.500%,12/11/2023[g,i,l]	263,888
	Credit Suisse Group Funding Guernsey, Ltd.
114,000	3.800%,9/15/2022	118,447
	Credit Suisse Group Funding, Ltd.
76,000	3.125%,12/10/2020	77,429
	DDR Corporation
57,000	3.500%,1/15/2021	57,836
	Deutsche Bank AG
37,000	2.700%,7/13/2020	37,123
114,000	4.250%,10/14/2021	119,343
	Digital Realty Trust, LP
55,000	2.750%,2/1/2023	54,894
	Discover Bank
24,000	8.700%,11/18/2019	26,697
	Fifth Third Bancorp
57,000	2.600%,6/15/2022	56,777
	First Tennessee Bank NA
330	3.750%, (LIBOR 3M + 0.850%), 11/28/2017[g,i,l]	261,205
	Goldman Sachs Group, Inc.
66,000	7.500%,2/15/2019	70,537
74,000	5.375%,5/10/2020[i,l]	76,692
57,000	2.600%,12/27/2020	57,342
76,000	5.250%,7/27/2021	83,204
55,000	2.485%, (LIBOR 3M + 1.170%), 11/15/2021[i]	55,806
76,000	3.000%,4/26/2022	76,723
37,000	2.366%, (LIBOR 3M + 1.050%), 6/5/2023[i]	37,329
	Goldman Sachs Group, Inc., Convertible
1,400,000	0.500%,9/24/2022[b]	2,007,278
	Hartford Financial Services Group, Inc.
100,000	6.000%,1/15/2019	104,646
	HCP, Inc.
68,000	3.750%,2/1/2019	69,140
	Hospitality Properties Trust
55,000	4.250%,2/15/2021	57,223
	HSBC Holdings plc
114,000	3.400%,3/8/2021	117,632
76,000	6.875%,6/1/2021[i,l]	83,695
100,000	6.375%,9/17/2024[i,l]	108,625
	Huntington Bancshares, Inc.
70,000	3.150%,3/14/2021	71,623
	Icahn Enterprises, LP
110,000	6.000%,8/1/2020	113,438
75,000	6.750%,2/1/2024	79,406
	ILFC E-Capital Trust II
380,000	4.610%, (LIBOR 3M + 1.800%), 12/21/2065[g,i]	368,600
	International Lease Finance Corporation
76,000	4.625%,4/15/2021	80,633
76,000	5.875%,8/15/2022	85,427
	Intesa Sanpaolo SPA
24,000	3.875%,1/16/2018	24,097
	J.P. Morgan Chase & Company
44,000	6.300%,4/23/2019	46,748
25,000	2.250%,1/23/2020	25,117
55,000	1.996%, (LIBOR 3M + 0.680%), 6/1/2021[i]	55,312
57,000	2.776%,4/25/2023[i]	57,192
78,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[i]	80,090
	KeyCorp
58,000	2.300%,12/13/2018	58,246
	Liberty Mutual Group, Inc.
27,000	5.000%,6/1/2021[g]	29,085
	Lincoln National Corporation
50,000	6.250%,2/15/2020	54,378
	Macquarie Bank, Ltd.
200,000	6.125%,3/8/2027[g,i,l]	209,750
	MetLife, Inc.
92,000	1.903%,12/15/2017	92,057
	MGIC Investment Corporation, Convertible
150,000	9.000%,4/1/2063[g]	207,281
	Mitsubishi UFJ Financial Group, Inc.
38,000	2.998%,2/22/2022	38,607
	Morgan Stanley
76,000	2.800%,6/16/2020	77,094
74,000	5.500%,7/28/2021	81,748
77,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[i]	78,189
37,000	2.750%,5/19/2022	37,069
57,000	4.875%,11/1/2022	61,713
	MPT Operating Partnership, LP
200,000	5.500%,5/1/2024	211,750
	National City Corporation
48,000	6.875%,5/15/2019	51,468
	New York Life Global Funding
60,000	1.550%,11/2/2018[g]	59,966
	Nomura Holdings, Inc.
48,000	2.750%,3/19/2019	48,438
	Park Aerospace Holdings, Ltd.
255,000	5.500%,2/15/2024[g]	264,563
	PNC Bank NA
74,000	2.450%,11/5/2020	74,614
	Quicken Loans, Inc.
295,000	5.750%,5/1/2025[g]	312,700
	Realty Income Corporation
57,000	5.750%,1/15/2021	62,240
	Regions Bank
36,000	7.500%,5/15/2018	37,051
	Regions Financial Corporation
50,000	3.200%,2/8/2021	51,124
	Reinsurance Group of America, Inc.
56,000	4.700%,9/15/2023	60,582
	Royal Bank of Canada
76,000	2.125%,3/2/2020	76,162

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Financials (3.8%) - continued
	Royal Bank of Scotland Group plc
$210,000	7.500%,8/10/2020[i,l]	$225,015
55,000	8.625%,8/15/2021[i,l]	62,282
265,000	7.648%,9/30/2031[i,l]	338,591
	Simon Property Group, LP
60,000	2.500%,9/1/2020	60,557
80,000	2.500%,7/15/2021	80,420
	Societe Generale SA
250,000	8.000%,9/29/2025[g,i,l]	291,875
	Standard Chartered plc
11,000	2.100%,8/19/2019[g]	10,968
60,000	2.888%, (LIBOR 3M + 1.510%), 1/30/2027[g,i,l]	51,903
	State Street Capital Trust IV
440,000	2.320%, (LIBOR 3M + 1.000%), 6/15/2047[i]	401,588
	State Street Corporation
60,000	2.217%, (LIBOR 3M + 0.900%), 8/18/2020[i]	61,251
	Sumitomo Mitsui Banking Corporation
50,000	1.939%, (LIBOR 3M + 0.580%), 1/16/2018[i]	50,044
	Sumitomo Mitsui Financial Group, Inc.
74,000	2.934%,3/9/2021	75,271
37,000	2.784%,7/12/2022	37,100
	SunTrust Banks, Inc.
50,000	2.900%,3/3/2021	50,814
	Synchrony Financial
37,000	3.000%,8/15/2019	37,526
25,000	2.541%, (LIBOR 3M + 1.230%), 2/3/2020[i]	25,312
	Toronto-Dominion Bank
55,000	2.203%, (LIBOR 3M + 0.840%), 1/22/2019[i]	55,483
60,000	2.249%, (LIBOR 3M + 0.930%), 12/14/2020[i]	61,109
	UBS Group Funding Jersey, Ltd.
74,000	3.000%,4/15/2021[g]	75,102
	UnitedHealth Group, Inc.
60,000	3.350%,7/15/2022	62,381
	USB Realty Corporation
175,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[g,i,l]	155,750
	Voya Financial, Inc.
33,000	2.900%,2/15/2018	33,092
	Wachovia Capital Trust II
40,000	1.859%, (LIBOR 3M + 0.500%), 1/15/2027[i]	37,600
	Wells Fargo & Company
45,000	2.100%,7/26/2021	44,461
37,000	2.625%,7/22/2022	36,938
77,000	2.475%, (LIBOR 3M + 1.110%), 1/24/2023[i]	78,563
50,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[i]	51,443
	Welltower, Inc.
57,000	4.950%,1/15/2021	61,084
	Westpac Banking Corporation
65,000	2.166%, (LIBOR 3M + 0.850%), 8/19/2021[i]	65,823
	XL Group plc
50,000	3.817%, (LIBOR 3M + 2.458%), 12/4/2017[i,l]	45,063

	Total	13,157,880

Foreign Government (6.7%)
	Argentina Government International Bond
441,000	6.875%, 4/22/2021	480,690
275,000	5.625%, 1/26/2022	288,750
536,000	7.500%, 4/22/2026	605,680
230,000	6.875%, 1/26/2027	250,815
500,256	8.280%, 12/31/2033	583,298
165,000	7.125%, 7/6/2036	177,458
415,682	2.500%, 12/31/2038[k]	298,252
195,000	7.625%, 4/22/2046	218,693
	Brazil Government International Bond
416,000	4.875%, 1/22/2021	444,496
579,000	2.625%, 1/5/2023	559,893
221,000	6.000%, 4/7/2026	245,199
280,000	7.125%, 1/20/2037	334,040
336,000	5.000%, 1/27/2045	310,929
142,000	5.625%, 2/21/2047[h]	144,698
	Colombia Government International Bond
280,000	4.375%, 7/12/2021	296,800
170,000	2.625%, 3/15/2023	166,770
330,000	4.000%, 2/26/2024	343,530
115,000	3.875%, 4/25/2027	115,748
105,000	7.375%, 9/18/2037	138,600
100,000	6.125%, 1/18/2041	117,700
260,000	5.625%, 2/26/2044	289,640
336,000	5.000%, 6/15/2045	345,660
	Croatia Government International Bond
56,000	6.750%, 11/5/2019[g]	60,402
341,000	6.625%, 7/14/2020[g]	373,315
180,000	6.000%, 1/26/2024[g,h]	204,975
	Hungary Government International Bond
474,000	5.750%, 11/22/2023	544,818
472,000	5.375%, 3/25/2024	536,528
	Indonesia Government International Bond
366,000	4.875%, 5/5/2021[g]	393,468
75,000	3.750%, 4/25/2022[g]	77,944
279,000	3.375%, 4/15/2023[g]	283,448
359,000	5.875%, 1/15/2024[g]	412,179
66,000	4.125%, 1/15/2025[g]	69,132
237,000	4.750%, 1/8/2026[g]	258,376
279,000	8.500%, 10/12/2035[g]	417,444
133,000	6.750%, 1/15/2044[g]	178,556
560,000	5.125%, 1/15/2045[g]	621,416
	Mexico Government International Bond
152,000	5.750%, 10/12/2110	159,220
396,000	4.000%, 10/2/2023	414,810
395,000	3.600%, 1/30/2025	399,937
367,000	4.125%, 1/21/2026	382,414
173,000	4.150%, 3/28/2027	179,834
112,000	6.750%, 9/27/2034	145,320
158,000	6.050%, 1/11/2040	185,018
342,000	4.750%, 3/8/2044	341,785
224,000	5.550%, 1/21/2045	250,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Foreign Government (6.7%) - continued
$207,000	4.600%, 1/23/2046	$201,978
185,000	4.350%, 1/15/2047	173,993
	Panama Government International Bond
168,000	4.000%, 9/22/2024	179,088
256,000	3.750%, 3/16/2025	267,264
68,000	9.375%, 4/1/2029	102,170
240,000	6.700%, 1/26/2036	316,800
	Peru Government International Bond
122,000	5.625%, 11/18/2050	153,842
290,000	8.750%, 11/21/2033	455,300
	Philippines Government International Bond
211,000	4.000%, 1/15/2021	222,724
222,000	7.750%, 1/14/2031	319,353
140,000	6.375%, 10/23/2034	187,532
116,000	5.000%, 1/13/2037	136,870
232,000	3.950%, 1/20/2040	239,523
	Romania Government International Bond
252,000	4.375%, 8/22/2023[g]	269,605
120,000	4.875%, 1/22/2024[g]	131,852
58,000	6.125%, 1/22/2044[g]	73,568
	Russia Government International Bond
970,000	5.000%, 4/29/2020[g]	1,025,771
355,000	4.875%, 9/16/2023[g,h]	386,139
285,000	7.500%, 3/31/2030[g]	335,445
366,000	5.625%, 4/4/2042[g]	403,669
	South Africa Government International Bond
25,000	5.500%, 3/9/2020	26,437
275,000	5.875%, 5/30/2022	300,037
122,000	4.875%, 4/14/2026	121,266
259,000	4.300%, 10/12/2028	239,575
	Turkey Government International Bond
215,000	7.000%, 6/5/2020	232,849
450,000	5.125%, 3/25/2022	466,817
256,000	6.250%, 9/26/2022	277,836
338,000	5.750%, 3/22/2024	355,919
475,000	4.250%, 4/14/2026	448,637
235,000	4.875%, 10/9/2026	229,485
328,000	6.875%, 3/17/2036	361,233
217,000	6.750%, 5/30/2040	235,987
227,000	4.875%, 4/16/2043	195,743
337,000	6.625%, 2/17/2045	359,924

	Total	23,082,229

Mortgage-Backed Securities (6.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,000,000	3.000%, 11/1/2032[d]	1,024,394
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,675,000	4.000%, 11/1/2047[d]	1,757,769
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,100,000	3.000%, 11/1/2047[d]	3,101,332
9,750,000	3.500%, 11/1/2047[d]	10,020,410
4,825,000	4.000%, 11/1/2047[d]	5,062,858
25,000	4.500%, 11/1/2047[d]	26,722

	Total	20,993,485

Technology (1.2%)
	Alliance Data Systems Corporation
165,000	5.375%, 8/1/2022[g]	168,300
	Apple, Inc.
76,000	2.850%, 5/6/2021	77,873
74,000	1.659%, (LIBOR 3M + 0.350%), 5/11/2022[i]	74,535
	Baidu, Inc.
37,000	3.000%, 6/30/2020	37,482
	Broadcom Corporation
77,000	2.375%, 1/15/2020[g]	77,436
75,000	2.650%, 1/15/2023[g]	74,181
	Diamond 1 Finance Corporation
50,000	3.480%, 6/1/2019[g]	50,892
76,000	5.450%, 6/15/2023[g]	83,260
	Equinix, Inc.
200,000	5.750%, 1/1/2025	214,500
	Fidelity National Information Services, Inc.
34,000	3.625%, 10/15/2020	35,272
65,000	2.250%, 8/15/2021	64,505
	Harland Clarke Holdings Corporation
175,000	8.375%, 8/15/2022[g]	184,406
	Hewlett Packard Enterprise Company
95,000	3.600%, 10/15/2020	98,238
	Intel Corporation
60,000	3.100%, 7/29/2022	62,248
	Intel Corporation, Convertible
200,000	3.493%, 12/15/2035	335,500
	Iron Mountain, Inc.
127,750	6.000%, 8/15/2023	134,457
	Lumentum Holdings, Inc., Convertible
58,000	0.250%, 3/15/2024[g]	73,515
	Microchip Technology, Inc., Convertible
300,000	1.625%, 2/15/2027[g]	377,813
	Micron Technology, Inc., Convertible
110,000	2.375%, 5/1/2032	505,175
180,000	3.000%, 11/15/2043	279,000
	Microsoft Corporation
76,000	2.400%, 2/6/2022	76,632
	NetApp, Inc.
55,000	2.000%, 9/27/2019	54,840
	NXP BV
215,000	3.875%, 9/1/2022[g]	223,331
	NXP Semiconductors NV, Convertible
203,000	1.000%, 12/1/2019	250,071
	Oracle Corporation
60,000	2.500%, 5/15/2022	60,477
	Seagate HDD Cayman
80,000	4.750%, 1/1/2025	79,347
	Sensata Technologies BV
290,000	4.875%, 10/15/2023[g]	304,500
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	59,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (31.2%)	Value
Technology (1.2%) - continued
	VMware, Inc.
$37,000	2.300%, 8/21/2020	$36,914

	Total	4,154,440

Transportation (0.2%)
	Air Canada Pass Through Trust
17,095	3.875%, 3/15/2023[g]	17,181
	American Airlines Pass Through Trust
35,015	4.950%, 1/15/2023	37,429
	Avis Budget Car Rental, LLC
90,000	5.125%, 6/1/2022[g]	90,450
	Delta Air Lines, Inc.
40,760	4.950%, 5/23/2019	42,028
57,000	2.875%, 3/13/2020	57,585
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	61,465
	Trinity Industries, Inc., Convertible
76,000	3.875%, 6/1/2036	105,640
	United Airlines Pass Through Trust
60,000	3.700%, 12/1/2022	61,950
	United Continental Holdings, Inc.
185,000	4.250%, 10/1/2022	185,925
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[g]	210,036

	Total	869,689

Utilities (0.6%)
	Alabama Power Company
38,000	2.450%, 3/30/2022	37,982
	Ameren Corporation
60,000	2.700%, 11/15/2020	60,607
	Arizona Public Service Company
35,000	2.200%, 1/15/2020	35,074
	Berkshire Hathaway Energy Company
88,000	2.400%, 2/1/2020	88,649
	Calpine Corporation
95,000	5.375%, 1/15/2023[h]	92,388
	CenterPoint Energy, Inc.
37,000	2.500%, 9/1/2022	36,867
	Consolidated Edison, Inc.
38,000	2.000%, 3/15/2020	37,987
	Dominion Energy, Inc.
74,000	2.579%, 7/1/2020	74,389
	DTE Energy Company
88,000	2.400%, 12/1/2019	88,336
	Duke Energy Corporation
74,000	2.400%, 8/15/2022	73,446
	Dynegy, Inc.
160,000	7.375%, 11/1/2022[h]	171,400
	Edison International
38,000	2.125%, 4/15/2020	37,997
	Emera U.S. Finance, LP
25,000	2.150%, 6/15/2019	25,017
	Eversource Energy
30,000	1.600%, 1/15/2018	29,996
	Exelon Generation Company, LLC
44,000	5.200%, 10/1/2019	46,504
57,000	2.950%, 1/15/2020	57,873
	FirstEnergy Corporation
56,000	2.850%, 7/15/2022	55,982
	Fortis, Inc.
30,000	2.100%, 10/4/2021	29,435
	NextEra Energy Capital Holdings, Inc.
50,000	2.300%, 4/1/2019	50,155
	NRG Energy, Inc.
187,750	6.625%, 3/15/2023	194,321
	Pacific Gas & Electric Company
57,000	5.625%, 11/30/2017	57,199
	PG&E Corporation
49,000	2.400%, 3/1/2019	49,176
	PPL Capital Funding, Inc.
50,000	3.500%, 12/1/2022	51,932
	PSEG Power, LLC
50,000	3.000%, 6/15/2021	50,639
	Sempra Energy
92,000	6.150%, 6/15/2018	94,490
25,000	2.400%, 3/15/2020	25,106
	Southern California Edison Company
20,000	2.400%, 2/1/2022	20,041
	Southern Company
45,000	1.850%, 7/1/2019	44,911
37,000	2.350%, 7/1/2021	36,801
	Tallgrass Energy Partners, LP
275,000	5.500%, 1/15/2028[g]	282,219

	Total	2,036,919

	Total Long-Term Fixed Income (cost $104,121,111)	107,657,806

Shares	Registered Investment Companies (2.8%)	Value
Affiliated Fixed Income Holdings (<0.1%)
24,570	Thrivent Core Emerging Markets Debt Fund	242,257

	Total	242,257

Equity Funds/Exchange Traded Funds (1.8%)
12,700	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	170,053
14,528	BlackRock Resources & Commodities Strategy Trust	129,590
6,250	Guggenheim Multi-Asset Income ETF	134,750
4,571	iShares MSCI EAFE Index Fund	318,278
52,839	Materials Select Sector SPDR Fund	3,117,501
4,432	Powershares S&P SmallCap Information Technology Portfolio	360,366
37,424	Utilities Select Sector SPDR Fund[h]	2,062,811

	Total	6,293,349

Fixed Income Funds/Exchange Traded Funds (0.9%)
70,773	Aberdeen Asia-Pacific Income Fund, Inc.	355,988
972	iShares J.P. Morgan USD Emerging Markets Bond ETF	112,995
66,849	MFS Intermediate Income Trust	283,440
50,000	PowerShares Senior Loan Portfolio	1,156,000
54,598	Templeton Global Income Fund	361,439
3,000	Vanguard Short-Term Corporate Bond ETF	240,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Shares	Registered Investment Companies (2.8%)	Value
Fixed Income Funds/Exchange Traded Funds (0.9%) - continued
25,814	Western Asset Emerging Markets Debt Fund, Inc.	$402,698
39,983	Western Asset High Income Opportunity Fund, Inc.	201,914

	Total	3,114,594

	Total Registered Investment Companies (cost $8,394,478)	9,650,200

Shares	Preferred Stock (1.3%)	Value
Consumer Staples (0.4%)
2,680	Bunge, Ltd., Convertible, 4.875%[l]	279,256
10,600	CHS, Inc., 7.100%[l]	293,302
6,036	Henkel AG & Company KGaA, 1.620%	847,554

	Total	1,420,112

Energy (0.1%)
2,399	Alpha Natural Resources, Inc., 0.000%[f]	62,374
2,399	ANR Holdings, Inc., 0.000%[f]	16,793
7,500	NuStar Logistics, LP, 7.625%	188,400

	Total	267,567

Financials (0.7%)
2,826	Agribank FCB, 6.875%[l]	312,979
12,465	Citigroup, Inc., 6.875%[l]	360,114
2,200	CoBank ACB, 6.250%*,l	236,500
7,200	Countrywide Capital V, 7.000%	184,896
4,846	Federal National Mortgage Association, 0.000%[f,l]	33,001
11,000	GMAC Capital Trust I, 7.100%[i]	288,860
5,900	Goldman Sachs Group, Inc., 5.500%[l]	158,415
4,600	Morgan Stanley, 7.125%[l]	133,170
7,155	U.S. Bancorp, 6.500%[l]	205,921
325	Wells Fargo & Company, Convertible, 7.500%[l]	425,750

	Total	2,339,606

Health Care (<0.1%)
3,030	Becton Dickinson and Company, Convertible, 6.125%	172,013

	Total	172,013

Industrials (0.1%)
1,580	Stanley Black & Decker, Inc., Convertible, 5.375%	186,867

	Total	186,867

	Total Preferred Stock (cost $4,050,141)	4,386,165

Shares	Collateral Held for Securities Loaned (1.2%)	Value
4,119,264	Thrivent Cash Management Trust	4,119,264

	Total Collateral Held for Securities Loaned (cost $4,119,264)	4,119,264

Shares or Principal Amount	Short-Term Investments (9.6%)[m]	Value
	Federal Home Loan Bank Discount Notes
100,000	1.035%, 11/10/2017[n]	$99,975
300,000	1.039%, 11/15/2017[n]	299,882
200,000	1.035%, 12/20/2017[n]	199,717
100,000	1.096%, 1/17/2018[n]	99,760
	Thrivent Core Short-Term Reserve Fund
3,254,901	1.350%	32,549,012

	Total Short-Term Investments (cost $33,248,348)	33,248,346

	Total Investments (cost $345,065,876) 108.3%	$373,918,924

	Other Assets and Liabilities, Net (8.3%)	(28,674,544)

	Total Net Assets 100.0%	$345,244,380

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of 10/31/2017.

f	Non-income producing security.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $22,385,375 or 6.5% of total net assets.

h	All or a portion of the security is on loan.
i	Denotes variable rate securities. The rate shown is as of October 31, 2017.
j	All or a portion of the security is insured or guaranteed.
k	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Fund as of October 31, 2017 was $5,714,213 or 1.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$253,995
ALM XI Ltd., 10/17/2026	4/28/2017	300,000
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	54,659
Apidos CLO XVIII, 7/22/2026	4/4/2017	200,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	425,112
CLUB Credit Trust, 4/17/2023	6/14/2017	249,999
CoBank ACB, 6.250%, 10/1/2022	1/15/2016	227,975
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	272,449
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	127,895
Digicel, Ltd., 4/15/2021	8/19/2013	286,445
GCAT, LLC, 3/25/2047	3/22/2017	200,943
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	425,000
Mariner Finance Issuance Trust, 2/20/2029	2/16/2017	399,921
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	19,497
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	225,000
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	346,396
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	300,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	246,987
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	196,128
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	52,335
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	60,671
US Residential Opportunity Fund Trust, 7/27/2036	7/20/2016	223,385
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	350,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	282,684

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$995,512
Common Stock	3,032,056

Total lending	$4,027,568
Gross amount payable upon return of collateral for securities loaned	$4,119,264

Net amounts due to counterparty	$91,696

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:
12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

HIGH YIELD FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (3.6%)[a]	Value
Basic Materials (0.4%)
	Contura Energy, Inc., Term Loan
$2,997,300	6.280%, (LIBOR 2M + 5.000%), 3/17/2024	$2,965,469

	Total	2,965,469

Capital Goods (0.4%)
	Cortes NP Intermediate Holding II Corporation, Term Loan
2,612,716	5.689%, (LIBOR 1M + 4.000%), 11/30/2023	2,630,691

	Total	2,630,691

Communications Services (1.9%)
	Cengage Learning Acquisitions, Term Loan
3,689,135	5.485%, (LIBOR 1M + 4.250%), 6/7/2023	3,450,484
	CenturyLink, Inc., Term Loan
1,700,000	2.750%, (LIBOR 1M + 2.750%), 1/31/2025	1,677,339
	Frontier Communications Corporation, Term Loan
3,715,687	4.990%, (LIBOR 1M + 3.750%), 6/1/2024	3,531,872
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,325,000	1.944%, (LIBOR 3M + 3.500%), 1/7/2022[b,c]	2,152,090
	New LightSquared, Term Loan
2,964,654	20.134%,PIK 9.97%, (LIBOR 3M + 8.750%), 12/7/2020[d]	2,841,443

	Total	13,653,228

Consumer Cyclical (0.6%)
	IMG Worldwide, Inc., Term Loan
1,833,333	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[e]	1,842,500
	Mohegan Tribal Gaming Authority, Term Loan
2,794,086	5.242%, (LIBOR 1M + 4.000%), 10/13/2023	2,824,206

	Total	4,666,706

Consumer Non-Cyclical (0.2%)
	Revlon Consumer Products
	Corporation, Term Loan
1,860,000	0.000%, (LIBOR 1M + 3.500%), 9/7/2023[b,c]	1,601,925

	Total	1,601,925

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
950,000	8.814%, (LIBOR 3M + 7.500%), 8/23/2021	1,018,087

	Total	1,018,087

	Total Bank Loans (cost $26,487,055)	26,536,106

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Asset-Backed Securities (0.2%)
	Renaissance Home Equity Loan Trust
1,401,317	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[f]	1,006,660

	Total	1,006,660

Basic Materials (7.4%)
	Alcoa Nederland Holding BV
1,425,000	6.750%, 9/30/2024[g]	1,583,916
1,425,000	7.000%, 9/30/2026[g]	1,624,500
	Alpha 3 BV
1,200,000	6.250%, 2/1/2025[g]	1,230,000
	ArcelorMittal SA
1,935,000	6.000%, 3/1/2021	2,118,825
	Big River Steel, LLC
2,210,000	7.250%, 9/1/2025[g]	2,370,225
	BWAY Holding Company
2,330,000	5.500%, 4/15/2024[g]	2,426,113
	Chemours Company
1,860,000	5.375%, 5/15/2027	1,985,550
	Cleveland-Cliffs, Inc.
2,795,000	5.750%, 3/1/2025[g]	2,718,138
	Consolidated Energy Finance SA
2,330,000	6.875%, 6/15/2025[g]	2,463,975
	First Quantum Minerals, Ltd.
1,901,000	7.000%, 2/15/2021[g]	1,972,287
2,325,000	7.250%, 4/1/2023[g]	2,464,500
	FMG Resources Property, Ltd.
2,800,000	5.125%, 5/15/2024[g,h]	2,880,500
	GCP Applied Technologies, Inc.
1,310,000	9.500%, 2/1/2023[g]	1,467,200
	Hexion, Inc.
1,410,000	6.625%, 4/15/2020	1,254,900
1,400,000	10.375%, 2/1/2022[g,h]	1,319,500
	Hudbay Minerals, Inc.
375,000	7.250%, 1/15/2023[g]	404,062
750,000	7.625%, 1/15/2025[g]	826,875
	INEOS Group Holdings SA
2,855,000	5.625%, 8/1/2024[g,h]	2,976,337
	Krayton Polymers, LLC
2,325,000	7.000%, 4/15/2025[g]	2,511,000
	Midwest Vanadium, Pty. Ltd.
2,862,131	11.500%, 2/15/2018*,i,j	18,232
	Novelis Corporation
1,430,000	6.250%, 8/15/2024[g]	1,508,650
2,030,000	5.875%, 9/30/2026[g]	2,092,159
	Peabody Securities Finance Corporation
2,820,000	6.000%, 3/31/2022[g]	2,897,550
	PQ Corporation
950,000	6.750%, 11/15/2022[g]	1,026,000
	Teck Resources, Ltd.
950,000	8.500%, 6/1/2024[g]	1,087,750
	Trinseo Materials Operating SCA
2,800,000	5.375%, 9/1/2025[g]	2,947,000
	Tronox Finance, LLC
2,820,000	7.500%, 3/15/2022[g]	2,957,475
	United States Steel Corporation
1,865,000	6.875%, 8/15/2025	1,891,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

HIGH YIELD FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Basic Materials (7.4%) - continued
	Versum Materials, Inc.
$1,430,000	5.500%, 9/30/2024[g]	$1,522,950

	Total	54,547,978

Capital Goods (10.0%)
	Abengoa Abnewco 2 SAU
1,882,566	0.250%,PIK 1.25%, 9/29/2022[d,g]	164,725
	ABG Orphan Holdco SARL Zero Coupon,PIK 13.91%,
225,750	2/28/2021[d,g]	224,826
652,355	5.000%,PIK 9.00%, 2/28/2021[d,g]	680,570
	Advanced Disposal Services, Inc.
2,845,000	5.625%, 11/15/2024[g]	2,958,800
	AECOM
935,000	5.875%, 10/15/2024	1,031,772
1,410,000	5.125%, 3/15/2027	1,450,538
	Anixter, Inc.
2,045,000	5.125%, 10/1/2021	2,177,925
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[g]	4,186,237
3,280,000	6.000%, 2/15/2025[g]	3,480,900
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,911,500
	Bombardier, Inc.
5,110,000	7.500%, 3/15/2025[g]	5,276,075
	BWAY Holding Company
1,860,000	7.250%, 4/15/2025[g]	1,929,750
	Cemex SAB de CV
2,500,000	5.700%, 1/11/2025[g]	2,631,250
	CEMEX SAB de CV
2,000,000	6.125%, 5/5/2025[g]	2,133,000
	CNH Industrial Capital, LLC
1,575,000	4.375%, 11/6/2020	1,649,812
	CNH Industrial NV
1,700,000	4.500%, 8/15/2023	1,797,750
	Covanta Holding Corporation
1,400,000	5.875%, 7/1/2025	1,386,000
	Crown Cork & Seal Company, Inc.
2,790,000	7.375%, 12/15/2026	3,278,250
	Eagle Materials, Inc.
1,430,000	4.500%, 8/1/2026	1,490,775
	Flex Acquisition Company, Inc.
1,860,000	6.875%, 1/15/2025[g]	1,922,775
	H&E Equipment Services, Inc.
3,140,000	5.625%, 9/1/2025[g]	3,316,625
	Herc Rentals, Inc.
3,580,000	7.750%, 6/1/2024[g,h]	3,929,050
	Masonite International Corporation
3,175,000	5.625%, 3/15/2023[g]	3,329,781
	Owens-Brockway Glass Container, Inc.
2,680,000	5.875%, 8/15/2023[g]	2,941,300
	Reynolds Group Issuer, Inc.
1,995,000	5.125%, 7/15/2023[g]	2,077,294
	Ritchie Bros. Auctioneers, Inc.
1,295,000	5.375%, 1/15/2025[g]	1,362,988
	Summit Materials, LLC
2,350,000	6.125%, 7/15/2023	2,438,125
1,865,000	5.125%, 6/1/2025[g]	1,888,313
	U.S. Concrete, Inc.
2,620,000	6.375%, 6/1/2024	2,816,500
	United Rentals North America, Inc.
940,000	5.500%, 7/15/2025	1,004,625
2,380,000	5.875%, 9/15/2026	2,595,687

	Total	73,463,518

Communications Services (15.0%)
	Altice Financing SA
1,660,000	6.625%, 2/15/2023[g]	1,749,806
2,855,000	7.500%, 5/15/2026[g]	3,136,931
	Altice Finco SA
460,000	8.125%, 1/15/2024[g]	495,705
200,000	7.625%, 2/15/2025[g]	213,500
	AMC Networks, Inc.
2,400,000	5.000%, 4/1/2024	2,443,500
	Block Communications, Inc.
2,350,000	6.875%, 2/15/2025[g]	2,538,000
	CBS Radio, Inc.
2,845,000	7.250%, 11/1/2024[g,h]	2,976,581
	CCO Holdings, LLC
4,500,000	5.875%, 4/1/2024[g]	4,792,500
	CCOH Safari, LLC
2,750,000	5.750%, 2/15/2026[g]	2,874,712
	Clear Channel Worldwide Holdings, Inc.
2,320,000	7.625%, 3/15/2020	2,317,100
3,005,000	6.500%, 11/15/2022	3,110,175
	Digicel Group, Ltd.
1,540,000	8.250%, 9/30/2020[g]	1,522,675
	Digicel, Ltd.
2,780,000	6.000%, 4/15/2021*	2,735,576
	Gray Television, Inc.
3,190,000	5.875%, 7/15/2026[g]	3,269,750
	Intelsat Jackson Holdings SA
1,865,000	7.250%, 10/15/2020	1,794,503
8,435,000	5.500%, 8/1/2023	7,201,381
	Level 3 Escrow II, Inc.
3,000,000	5.375%, 8/15/2022	3,090,840
	Level 3 Financing, Inc.
1,990,000	5.375%, 5/1/2025	2,079,550
	McGraw-Hill Global Education Holdings, LLC
2,855,000	7.875%, 5/15/2024[g,h]	2,872,844
	Neptune Finco Corporation
4,245,000	10.875%, 10/15/2025[g]	5,200,125
	Nexstar Escrow Corporation
2,750,000	5.625%, 8/1/2024[g]	2,822,188
	Qualitytech, LP
2,320,000	4.750%, 11/15/2025[c,g]	2,362,920
	SFR Group SA
3,910,000	6.000%, 5/15/2022[g]	4,076,175
2,290,000	6.250%, 5/15/2024[g]	2,398,775
2,380,000	7.375%, 5/1/2026[g]	2,558,500
	Sinclair Television Group, Inc.
1,430,000	5.875%, 3/15/2026[g,h]	1,444,300
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,872,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

HIGH YIELD FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Communications Services (15.0%) - continued
	Sprint Corporation
$13,505,000	7.625%, 2/15/2025	$14,889,262
	T-Mobile USA, Inc.
3,140,000	6.000%, 4/15/2024	3,359,800
	Unitymedia Hessen GmbH & Company KG
4,185,000	5.500%, 1/15/2023[g]	4,300,087
	VeriSign, Inc.
2,290,000	4.750%, 7/15/2027	2,367,288
	Virgin Media Secured Finance plc
1,030,000	5.250%, 1/15/2026[g]	1,068,831
950,000	5.500%, 8/15/2026[g]	993,938
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,847,987
1,640,000	5.750%, 1/15/2027[g]	1,728,150
	Ziggo Bond Finance BV
1,180,000	5.875%, 1/15/2025[g]	1,213,925

	Total	110,719,880

Consumer Cyclical (13.1%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[g]	3,627,900
	American Axle & Manufacturing, Inc.
3,732,000	6.250%, 4/1/2025[g,h]	3,825,300
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[g]	3,726,187
	Choice Hotels International, Inc.
3,026,000	5.750%, 7/1/2022	3,351,295
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,283,844
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[g]	3,887,812
	Hanesbrands, Inc.
2,680,000	4.875%, 5/15/2026[g]	2,760,400
	Hertz Corporation
1,865,000	7.625%, 6/1/2022[g,h]	1,944,636
	Hilton Escrow Issuer, LLC
2,350,000	4.250%, 9/1/2024	2,399,938
	KAR Auction Services, Inc.
2,330,000	5.125%, 6/1/2025[g]	2,411,550
	KB Home
1,750,000	8.000%, 3/15/2020	1,946,875
	L Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,574,787
1,640,000	5.625%, 2/15/2022	1,753,980
	Landry’s, Inc.
3,045,000	6.750%, 10/15/2024[g]	3,098,288
	Lennar Corporation
3,290,000	4.125%, 1/15/2022	3,392,813
1,270,000	4.500%, 4/30/2024	1,308,100
1,410,000	4.750%, 5/30/2025	1,476,975
	Live Nation Entertainment, Inc.
2,935,000	4.875%, 11/1/2024[g]	3,036,756
	LKQ Corporation
3,495,000	4.750%, 5/15/2023	3,591,112
	Mattamy Group Corporation
2,820,000	6.875%, 12/15/2023[g]	2,961,000
930,000	6.500%, 10/1/2025[g]	969,525
	New Red Finance, Inc.
2,090,000	5.000%, 10/15/2025[g]	2,121,350
	Prime Security Services Borrower, LLC
3,000,000	9.250%, 5/15/2023[g]	3,324,600
	Regal Entertainment Group
3,075,000	5.750%, 2/1/2025[h]	3,136,500
	RHP Hotel Properties, LP
710,000	5.000%, 4/15/2021	727,750
840,000	5.000%, 4/15/2023	867,300
	Rite Aid Corporation
2,840,000	6.125%, 4/1/2023[g,h]	2,648,300
	Scientific Games International, Inc.
2,060,000	6.625%, 5/15/2021	2,129,525
1,880,000	7.000%, 1/1/2022[g]	1,988,100
2,350,000	10.000%, 12/1/2022	2,596,750
	Seminole Indian Tribe of Florida
1,845,000	7.804%, 10/1/2020*	1,863,450
	ServiceMaster Company, LLC
2,330,000	5.125%, 11/15/2024[g]	2,399,900
	Six Flags Entertainment Corporation
4,645,000	4.875%, 7/31/2024[g]	4,778,544
	Station Casinos, LLC
470,000	5.000%, 10/1/2025[g]	470,588
	Studio City Finance, Ltd.
2,335,000	8.500%, 12/1/2020[g]	2,399,212
	Toll Brothers Finance Corporation
2,340,000	4.875%, 11/15/2025	2,454,075
	Tunica-Biloxi Gaming Authority
4,180,000	9.000%, 11/15/2015*,i	1,504,800
	Wabash National Corporation
1,855,000	5.500%, 10/1/2025[g]	1,892,286
	Yum! Brands, Inc.
1,910,000	5.250%, 6/1/2026[g]	2,029,661

	Total	96,661,764

Consumer Non-Cyclical (9.2%)
	Air Medical Merger Sub Corporation
2,810,000	6.375%, 5/15/2023[g,h]	2,711,650
	Albertsons Companies, LLC
2,380,000	6.625%, 6/15/2024[h]	2,237,200
	Cott Holdings, Inc.
1,862,000	5.500%, 4/1/2025[g]	1,920,188
	Endo Finance, LLC
470,000	5.875%, 10/15/2024[g]	492,325
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[g]	3,948,000
	Envision Healthcare Corporation
3,205,000	5.125%, 7/1/2022[g]	3,253,075
	HCA, Inc.
2,355,000	6.500%, 2/15/2020	2,537,512
4,190,000	5.875%, 3/15/2022	4,588,050
1,640,000	4.750%, 5/1/2023	1,715,850
3,295,000	5.375%, 2/1/2025	3,388,710
	JBS USA, LLC
2,750,000	5.875%, 7/15/2024[g]	2,701,875
3,030,000	5.750%, 6/15/2025[g]	2,939,100
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[g]	4,100,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

HIGH YIELD FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Consumer Non-Cyclical (9.2%) - continued
	Pilgrim’s Pride Corporation
$2,785,000	5.750%, 3/15/2025[g]	$2,948,619
	Post Holdings, Inc.
1,410,000	5.500%, 3/1/2025[g]	1,466,400
2,775,000	5.000%, 8/15/2026[g]	2,788,875
	Simmons Foods, Inc.
3,050,000	5.750%, 11/1/2024[g]	3,064,335
	Spectrum Brands, Inc.
1,880,000	5.750%, 7/15/2025	1,996,898
	Teleflex, Inc.
2,225,000	5.250%, 6/15/2024	2,352,938
	Tenet Healthcare Corporation
2,750,000	6.000%, 10/1/2020	2,887,500
470,000	7.500%, 1/1/2022[g,h]	494,675
	Valeant Pharmaceuticals International
2,400,000	7.250%, 7/15/2022[g,h]	2,307,000
	Valeant Pharmaceuticals International, Inc.
1,410,000	5.625%, 12/1/2021[g]	1,286,625
6,890,000	5.500%, 3/1/2023[g]	5,787,600
1,395,000	5.875%, 5/15/2023[g]	1,177,031
	VPII Escrow Corporation
2,830,000	7.500%, 7/15/2021[g]	2,791,087

	Total	67,883,631

Energy (14.6%)
	Alliance Resource Operating Partners, LP
2,330,000	7.500%, 5/1/2025[g]	2,461,063
	Antero Resources Corporation
1,415,000	5.125%, 12/1/2022	1,453,912
2,360,000	5.625%, 6/1/2023	2,472,100
	California Resources Corporation
2,820,000	8.000%, 12/15/2022[g]	1,868,250
	Cheniere Corpus Christi Holdings, LLC
1,800,000	7.000%, 6/30/2024	2,054,250
2,500,000	5.875%, 3/31/2025	2,706,250
	Cheniere Energy Partners, LP
3,700,000	5.250%, 10/1/2025[g]	3,811,000
	Chesapeake Energy Corporation
3,054,000	8.000%, 1/15/2025[g,h]	3,054,000
	Continental Resources, Inc.
3,330,000	5.000%, 9/15/2022	3,367,462
2,390,000	4.500%, 4/15/2023	2,419,875
	CrownRock Finance, Inc.
3,250,000	5.625%, 10/15/2025[g]	3,299,985
	Diamondback Energy, Inc.
1,895,000	4.750%, 11/1/2024	1,928,162
	Energy Transfer Equity, LP
1,970,000	4.250%, 3/15/2023[h]	2,004,495
3,755,000	5.500%, 6/1/2027	3,980,300
	Ensco plc
3,260,000	4.500%, 10/1/2024[h]	2,673,200
	Holly Energy Partners, LP
1,295,000	6.000%, 8/1/2024[g]	1,356,512
	Hornbeck Offshore Services, Inc.
1,885,000	5.875%, 4/1/2020	1,244,100
1,410,000	5.000%, 3/1/2021	747,300
	MEG Energy Corporation
4,180,000	6.375%, 1/30/2023[g]	3,824,700
	MPLX, LP
4,315,000	4.875%, 12/1/2024	4,692,560
	Murphy Oil Corporation
1,190,000	6.875%, 8/15/2024	1,279,250
1,630,000	5.750%, 8/15/2025	1,682,975
	Noble Holding International, Ltd.
1,880,000	7.750%, 1/15/2024[h]	1,682,600
	ONEOK, Inc.
2,325,000	7.500%, 9/1/2023	2,783,490
	Parsley Energy, LLC
2,800,000	5.625%, 10/15/2027[g]	2,889,264
	Plains All American Pipeline, LP
2,795,000	4.650%, 10/15/2025	2,896,681
	Precision Drilling Corporation
1,315,401	6.625%, 11/15/2020	1,328,556
940,000	6.500%, 12/15/2021	949,400
1,060,000	7.750%, 12/15/2023	1,086,500
1,150,000	5.250%, 11/15/2024	1,075,250
	Range Resources Corporation
3,820,000	5.000%, 3/15/2023	3,781,724
	Rice Energy, Inc.
940,000	7.250%, 5/1/2023	1,011,872
	Rowan Companies, Inc.[h]
3,025,000	4.875%, 6/1/2022	2,851,062
	Sabine Pass Liquefaction, LLC
1,915,000	5.625%, 3/1/2025	2,127,391
2,380,000	5.875%, 6/30/2026	2,692,398
	Southwestern Energy Company
3,715,000	7.500%, 4/1/2026[h]	3,854,313
	Sunoco, LP
1,170,000	6.375%, 4/1/2023	1,243,125
	Tesoro Corporation
4,000,000	4.750%, 12/15/2023[g]	4,325,410
	Tesoro Logistics, LP
1,870,000	6.250%, 10/15/2022	1,991,550
	Transocean, Inc.
930,000	7.500%, 1/15/2026[g]	959,063
2,325,000	7.500%, 4/15/2031	2,075,063
	Ultra Resources, Inc.
1,400,000	6.875%, 4/15/2022[g]	1,414,000
	Weatherford International, Ltd.
1,905,000	7.750%, 6/15/2021[h]	1,962,150
2,145,000	4.500%, 4/15/2022[h]	1,941,225
	Williams Companies, Inc.
2,325,000	4.550%, 6/24/2024	2,429,625
	WPX Energy, Inc.
1,279,000	7.500%, 8/1/2020	1,387,715
2,330,000	8.250%, 8/1/2023	2,624,162

	Total	107,745,290

Financials (8.0%)
	Aircastle, Ltd.
1,680,000	5.000%, 4/1/2023	1,776,600
2,953,000	4.125%, 5/1/2024	3,019,443
	Ally Financial, Inc.
5,630,000	4.125%, 3/30/2020	5,812,975
2,120,000	4.125%, 2/13/2022	2,204,800

32

HIGH YIELD FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Financials (8.0%) - continued
	ASP AMC Merger Sub, Inc.
$4,800,000	8.000%, 5/15/2025[g]	$4,644,000
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,364,500
	CyrusOne, LP
1,630,000	5.000%, 3/15/2024[g]	1,709,463
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[g]	3,308,919
	Icahn Enterprises, LP
3,625,000	6.000%, 8/1/2020	3,738,281
1,630,000	6.250%, 2/1/2022	1,703,350
	Jefferies Finance, LLC
2,350,000	7.375%, 4/1/2020*	2,426,375
	Lloyds Banking Group plc
1,860,000	6.657%, 5/21/2037[g,k,l]	2,157,600
	MPT Operating Partnership, LP
2,640,000	5.500%, 5/1/2024	2,795,100
1,160,000	5.000%, 10/15/2027	1,191,900
	Park Aerospace Holdings, Ltd.
3,725,000	5.250%, 8/15/2022[g]	3,874,000
2,000,000	4.500%, 3/15/2023[g]	2,002,500
	Quicken Loans, Inc.
5,145,000	5.750%, 5/1/2025[g]	5,453,700
	Royal Bank of Scotland Group plc
2,560,000	7.500%, 8/10/2020[k,l]	2,743,040
	VEREIT Operating Partnership, LP
3,556,000	4.875%, 6/1/2026	3,797,861

	Total	58,724,407

Foreign Government (0.4%)
	Argentina Government International Bond
2,820,000	6.875%, 1/26/2027	3,075,210

	Total	3,075,210

Industrials (0.5%)
	Grinding Media, Inc.
3,380,000	7.375%, 12/15/2023[g]	3,675,750

	Total	3,675,750

Technology (6.5%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[g]	6,242,400
	Brocade Communications Systems, Inc.
3,410,000	4.625%, 1/15/2023	3,490,987
	Cengage Learning, Inc.
1,535,000	9.500%, 6/15/2024[g,h]	1,383,419
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[g]	4,457,375
	Diamond Finance Corporation
950,000	5.875%, 6/15/2021[g]	994,889
1,430,000	7.125%, 6/15/2024[g,h]	1,578,341
	Equinix, Inc.
935,000	5.750%, 1/1/2025	1,002,787
	First Data Corporation
1,690,000	7.000%, 12/1/2023[g]	1,808,334
	Harland Clarke Holdings Corporation
3,510,000	8.375%, 8/15/2022[g]	3,698,662
	Inception Merger Sub, Inc.
3,760,000	8.625%, 11/15/2024[g,h]	3,959,750
	Micron Technology, Inc.
4,270,000	5.250%, 8/1/2023[g]	4,469,409
	Plantronics, Inc.
2,110,000	5.500%, 5/31/2023[g]	2,199,675
	Seagate HDD Cayman
3,590,000	4.750%, 1/1/2025	3,560,700
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[g]	4,336,500
	SS&C Technologies Holdings, Inc.
1,410,000	5.875%, 7/15/2023	1,489,312
	Western Digital Corporation
2,800,000	10.500%, 4/1/2024	3,285,800

	Total	47,958,340

Transportation (2.7%)
	American Airlines Pass Through Trust
2,670,604	5.600%, 7/15/2020[g]	2,795,789
	Dynagas LNG Partners, LP
1,870,000	6.250%, 10/30/2019	1,870,000
	Eletson Holdings, Inc.
1,830,000	9.625%, 1/15/2022*	1,294,725
	Navios Maritime Holdings, Inc.
1,605,000	8.125%, 11/15/2021[g]	1,412,400
	Navios South American Logistics, Inc.
1,600,000	7.250%, 5/1/2022[g,h]	1,568,000
	Teekay Offshore Partners, LP
3,210,000	6.000%, 7/30/2019	3,210,000
	United Continental Holdings, Inc.
2,000,000	4.250%, 10/1/2022	2,010,000
	XPO Logistics, Inc.
4,290,000	6.500%, 6/15/2022[g]	4,505,272
1,430,000	6.125%, 9/1/2023[g]	1,505,075

	Total	20,171,261

Utilities (3.6%)
	Calpine Corporation
2,300,000	5.375%, 1/15/2023[h]	2,236,750
	Covanta Holding Corporation
1,650,000	6.375%, 10/1/2022	1,703,625
	Dynegy, Inc.
3,255,000	8.125%, 1/30/2026[g]	3,613,050
	Electricite de France SA
2,500,000	5.250%, 1/29/2023[g,k,l]	2,603,125
	NGPL Pipeco, LLC
3,715,000	4.875%, 8/15/2027[g]	3,845,025
	NRG Energy, Inc.
1,400,000	6.250%, 5/1/2024[h]	1,484,000
2,820,000	7.250%, 5/15/2026	3,056,175
	Talen Energy Supply, LLC
1,860,000	6.500%, 6/1/2025[h]	1,613,550
	Tallgrass Energy Partners, LP
4,350,000	5.500%, 1/15/2028[g]	4,464,187

33

HIGH YIELD FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Utilities (3.6%) - continued
	Tesoro Logistics, LP
$2,000,000	5.250%, 1/15/2025	$2,150,000

	Total	26,769,487

	Total Long-Term Fixed Income (cost $653,256,508)	672,403,176

Shares	Preferred Stock (1.2%)	Value
Consumer Staples (0.1%)
36,650	CHS, Inc., 7.100%[k]	1,014,106

	Total	1,014,106

Financials (1.1%)
1,400	Bank of America Corporation, Convertible, 7.250%[k]	1,815,744
47,000	Federal National Mortgage Association, 0.000%[k,m]	320,070
70,000	GMAC Capital Trust I, 7.100%[l]	1,838,200
74,979	Goldman Sachs Group, Inc., 5.500%[k]	2,013,186
1,440	Wells Fargo & Company, Convertible, 7.500%[k]	1,886,400

	Total	7,873,600

	Total Preferred Stock (cost $8,798,468)	8,887,706

Shares	Registered Investment Companies (0.5%)	Value
Equity Funds/Exchange Traded Funds (0.5%)
25,604	Energy Select Sector SPDR Fund	1,738,768
53,000	SPDR S&P Oil & Gas Exploration & Production ETF[h]	1,816,840

	Total	3,555,608

	Total Registered Investment Companies (cost $3,360,650)	3,555,608

Shares	Common Stock (<0.1%)	Value
Industrials (<0.1%)
917,195	Abengoa SA, Class Am	35,257
9,178,073	Abengoa SA, Class Bm	117,602

	Total	152,859

	Total Common Stock (cost $238,415)	152,859

Shares	Collateral Held for Securities Loaned (8.2%)	Value
60,706,196	Thrivent Cash Management Trust	60,706,196

	Total Collateral Held for Securities Loaned (cost $60,706,196)	60,706,196

Shares or Principal Amount	Short-Term Investments (2.3%)[n]	Value
	Thrivent Core Short-Term Reserve Fund
1,722,022	1.350%	$17,220,220

	Total Short-Term Investments (cost $17,220,221)	17,220,220

	Total Investments (cost $770,067,513) 107.0%	$789,461,871

	Other Assets and Liabilities, Net (7.0%)	(51,883,020)

	Total Net Assets 100.0%	$737,578,851

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of 10/31/2017.

e

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $368,334,563 or 49.9% of total net assets.

h	All or a portion of the security is on loan.
i	Defaulted security. Interest is not being accrued.
j	In bankruptcy. Interest is not being accrued.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	Denotes variable rate securities. The rate shown is as of October 31, 2017.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of October 31, 2017 was $9,843,158 or 1.3% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

HIGH YIELD FUND

Schedule of Investments as of October 31, 2017

Security	Acquisition Date	Cost
Tunica-Biloxi Gaming Authority, 11/15/2017	11/8/2005	$4,182,396
Digicel, Ltd., 4/15/2021	3/19/2013	$2,780,000
Eletson Holdings, Inc., 1/15/2022	12/12/2013	1,804,691
Jefferies Finance, LLC, 4/1/2020	3/19/2013	2,350,000
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	2,714,489
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	1,781,340

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of October

31, 2017:

Securities Lending Transactions
Common Stock	$1,816,840
Taxable Debt Security	57,642,271

Total lending	$59,459,111
Gross amount payable upon return of collateral for securities loaned	$60,706,196

Net amounts due to counterparty	$1,247,085

Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (2.7%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$154,612	4.492%, (LIBOR 1M + 3.250%), 3/7/2024	$156,062
	Big River Steel, LLC, Term Loan
150,000	6.333%, (LIBOR 3M + 5.000%), 8/15/2023[b]	152,625
	Contura Energy, Inc., Term Loan
135,800	6.280%, (LIBOR 2M + 5.000%), 3/17/2024	134,358
	Peabody Energy Corporation, Term Loan
244,387	4.742%, (LIBOR 1M + 3.500%), 3/31/2022	245,990
	Tronox Finance, LLC, Term Loan
136,047	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	137,124
313,953	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	316,440

	Total	1,142,599

Capital Goods (0.3%)
	Advanced Disposal Services, Inc., Term Loan
663,322	3.952%, (LIBOR 1W + 2.750%), 11/10/2023	668,961
	Berry Plastics Corporation, Term Loan
184,314	3.488%, (LIBOR 1M + 2.250%), 2/8/2020	185,189
85,000	3.488%, (LIBOR 1M + 2.250%), 1/6/2021	85,385
	Cortes NP Intermediate Holding II Corporation, Term Loan
520,000	5.689%, (LIBOR 1M + 4.000%), 11/30/2023	523,578
	Sterigenics-Nordion Holdings, LLC, Term Loan
799,234	4.242%, (LIBOR 1M + 3.000%), 5/15/2022	799,234

	Total	2,262,347

Communications Services (0.8%)
	Altice Financing SA, Term Loan
139,300	4.109%, (LIBOR 3M + 2.750%), 7/15/2025	139,242
	Beasley Broadcast Group, Inc., Term Loan
163,019	7.237%, (LIBOR 1W + 6.000%), 11/1/2023	164,445
	Cengage Learning Acquisitions, Term Loan
493,005	5.485%, (LIBOR 1M + 4.250%), 6/7/2023	461,112
	Coral-US Co-Borrower, LLC, Term Loan
620,000	4.742%, (LIBOR 1M + 3.500%), 11/19/2024	622,226
	Frontier Communications Corporation, Term Loan
274,313	4.990%, (LIBOR 1M + 3.750%), 6/1/2024	260,742
	Hargray Merger Subsidiary Corporation, Term Loan
174,725	4.242%, (LIBOR 1M + 3.000%), 3/24/2024[c,d]	175,235
	Intelsat Jackson Holdings SA, Term Loan
141,101	4.071%, (LIBOR 3M + 2.750%), 6/30/2019	140,610
	Level 3 Financing, Inc., Term Loan
515,000	3.489%, (LIBOR 1M + 2.250%), 2/22/2024	516,746
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
225,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022 [c,d]	208,267
	LTS Buyer, LLC, Term Loan
918,418	6.500%, (LIBOR 1M + 3.250%), 4/13/2020	920,145
	McGraw-Hill Global Education Holdings, LLC, Term Loan
715,937	5.242%, (LIBOR 1M + 4.000%), 5/4/2022	713,997
	NEP/NCP Holdco, Inc., Term Loan
328,329	4.492%, (LIBOR 1M + 3.250%), 7/21/2022	329,357
	SFR Group SA, Term Loan
129,350	4.130%, (LIBOR 3M + 2.750%), 6/22/2025	129,073
	Sprint Communications, Inc., Term Loan
626,850	3.750%, (LIBOR 1M + 2.500%), 2/2/2024	628,937
	TNS, Inc., Term Loan
220,000	0.000%, (LIBOR 1M + 4.000%), 8/14/2022[c,d]	220,495
	Univision Communications, Inc., Term Loan
892,709	3.992%, (LIBOR 1M + 2.750%), 3/15/2024	889,362
	WideOpenWest Finance, LLC, Term Loan
410,000	4.487%, (LIBOR 1M + 3.250%), 8/6/2023	410,513

	Total	6,930,504

Consumer Cyclical (0.4%)
	Amaya Holdings BV, Term Loan
918,850	4.833%, (LIBOR 3M + 3.500%), 8/1/2021	924,905
	Burlington Coat Factory Warehouse Corporation, Term Loan
723,862	3.990%, (LIBOR 1M + 2.750%), 7/29/2021	724,543
	Golden Entertainment, Inc., Term Loan
380,000	4.240%, (LIBOR 3M + 3.000%), 8/15/2024	380,160
	Golden Nugget, Inc., Term Loan
314,206	4.526%, (LIBOR 1M + 3.250%), 10/4/2023	317,304

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (2.7%)[a]	Value
Consumer Cyclical (0.4%) - continued
	Mohegan Tribal Gaming Authority, Term Loan
$421,962	5.242%, (LIBOR 1M + 4.000%), 10/13/2023[c,d]	$426,510
	Scientific Games International, Inc., Term Loan
585,000	4.516%, (LIBOR 1M + 3.250%), 8/14/2024	591,499

	Total	3,364,921

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
558,589	5.239%, (LIBOR 1M + 4.000%), 4/28/2022	560,684
100,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[c,d]	100,438
	Albertson’s, LLC, Term Loan
183,885	4.330%, (LIBOR 3M + 3.000%), 12/21/2022	177,889
333,518	4.317%, (LIBOR 3M + 3.000%), 6/22/2023	322,819
	CHS/Community Health Systems, Inc., Term Loan
256,208	4.317%, (LIBOR 3M + 3.000%), 1/27/2021	247,619
	JBS USA LUX SA, Term Loan
512,425	3.739%, (LIBOR 1M + 2.500%), 10/30/2022	501,218
	MPH Acquisition Holdings, LLC, Term Loan
274,131	4.333%, (LIBOR 3M + 3.000%), 6/7/2023	276,678
	Ortho-Clinical Diagnostics, Inc., Term Loan
422,361	5.083%, (LIBOR 3M + 3.750%), 6/30/2021	424,299
	Revlon Consumer Products Corporation, Term Loan
189,045	4.742%, (LIBOR 1M + 3.500%), 9/7/2023	162,815
	Valeant Pharmaceuticals International, Inc., Term Loan
946,569	5.990%, (LIBOR 1M + 4.750%), 4/1/2022	967,280

	Total	3,741,739

Energy (0.1%)
	Houston Fuel Oil Terminal, LLC, Term Loan
281,266	4.830%, (LIBOR 3M + 3.500%), 8/19/2021	282,498
	MRC Global US, Inc., Term Loan
115,000	4.742%, (LIBOR 1M + 3.500%), 9/15/2024[b]	116,437

	Total	398,935

Financials (0.2%)
	ASP AMC Merger Sub, Inc., Term Loan
408,127	4.833%, (LIBOR 3M + 3.500%), 4/13/2024	407,107
	Avolon TLB Borrower 1 US, LLC, Term Loan
329,175	3.489%, (LIBOR 1M + 2.250%), 4/3/2022	331,624
	Ineos Finance, LLC, Term Loan
535,950	3.941%, (LIBOR 1M + 2.750%), 3/31/2022	536,202
480,000	0.000%, (LIBOR 3M + 2.000%), 3/31/2024[c,d]	480,303

	Total	1,755,236

Technology (0.3%)
	First Data Corporation, Term Loan
604,520	3.738%, (LIBOR 1M + 2.500%), 4/26/2024	606,896
	Harland Clarke Holdings Corporation, Term Loan
368,509	7.333%, (LIBOR 3M + 6.000%), 12/31/2021	368,395
330,000	0.000%, (LIBOR 3M + 4.750%), 10/31/2023[c,d]	331,237
	ON Semiconductor Corporation, Term Loan
74,174	3.492%, (LIBOR 1M + 2.250%), 3/31/2023	74,491
	Rackspace Hosting, Inc., Term Loan
259,350	4.311%, (LIBOR 2M + 3.000%), 11/3/2023	259,189
	Syniverse Holdings, Inc., Term Loan
337,254	4.242%, (LIBOR 1M + 3.000%), 4/23/2019	328,074
	Western Digital Corporation, Term Loan
451,588	3.990%, (LIBOR 1M + 2.750%), 4/29/2023	452,942

	Total	2,421,224

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
458,850	5.742%, (LIBOR 1M + 4.500%), 5/18/2023	462,865
	XPO Logistics, Inc., Term Loan
260,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021	261,412

	Total	724,277

	Total Bank Loans (cost $22,623,168)	22,741,782

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Asset-Backed Securities (2.1%)
	Babson CLO, Ltd.
1,750,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,e	1,756,330
	Carlyle Global Market Strategies CLO, Ltd.
1,400,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,e	1,409,699

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Asset-Backed Securities (2.1%) - continued
	Cent CLO 22, Ltd.
$1,800,000	2.722%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,e	$1,802,898
	Delta Air Lines, Inc.
980,560	4.250%, 7/30/2023	1,019,390
	Dryden 34 Senior Loan Fund CLO
1,750,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,e	1,758,529
	First Horizon ABS Trust
103,949	1.398%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ae,f	101,939
	GMAC Mortgage Corporation Loan Trust
449,091	1.738%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[e,f]	458,227
810,353	1.418%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[e,f]	783,114
	IndyMac Seconds Asset-Backed Trust
832,617	1.578%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ae,f	498,306
	Magnetite XII, Ltd.
1,800,000	2.689%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,e	1,805,389
	OHA Loan Funding, LLC
1,750,000	2.513%, (LIBOR 3M + 1.150%), 10/20/2026, Ser. 2014-1A, Class A1R*,e	1,755,621
	Renaissance Home Equity Loan Trust
1,226,152	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[g]	880,828
	Shackleton, Ltd.
1,800,000	2.729%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,e	1,803,467
	Symphony CLO XV, Ltd.
1,800,000	2.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,e	1,806,219

	Total	17,639,956

Basic Materials (3.5%)
	Agrium, Inc.
1,080,000	3.375%, 3/15/2025	1,089,748
	Anglo American Capital plc
1,800,000	3.625%, 9/11/2024[h]	1,810,122
	Cleveland-Cliffs, Inc.
360,000	5.750%, 3/1/2025[h]	350,100
	Dow Chemical Company
1,430,000	4.250%, 11/15/2020	1,500,086
1,080,000	3.000%, 11/15/2022	1,100,229
	First Quantum Minerals, Ltd.
360,000	7.000%, 2/15/2021[h]	373,500
	Georgia-Pacific, LLC
2,220,000	3.163%, 11/15/2021[h]	2,276,395
	Glencore Funding, LLC
1,820,000	4.125%, 5/30/2023[h]	1,906,668
1,620,000	4.000%, 3/27/2027[h]	1,630,765
	International Paper Company
1,260,000	3.000%, 2/15/2027	1,222,266
1,810,000	4.800%, 6/15/2044	1,978,192
	Kinross Gold Corporation
720,000	5.950%, 3/15/2024	799,200
2,950,000	4.500%, 7/15/2027[h]	2,986,875
	Krayton Polymers, LLC
360,000	7.000%, 4/15/2025[h]	388,800
	LyondellBasell Industries NV
600,000	6.000%, 11/15/2021	673,896
730,000	5.750%, 4/15/2024	836,235
	Novelis Corporation
720,000	5.875%, 9/30/2026[h]	742,046
	Sherwin-Williams Company
900,000	3.450%, 6/1/2027	914,200
	Vale Overseas, Ltd.
923,000	5.875%, 6/10/2021	1,010,685
720,000	4.375%, 1/11/2022	750,816
1,080,000	6.250%, 8/10/2026	1,244,182
	Westlake Chemical Corporation
1,800,000	3.600%, 8/15/2026	1,815,998
	Weyerhaeuser Company
1,430,000	7.375%, 3/15/2032	1,988,040

	Total	29,389,044

Capital Goods (2.9%)
	AECOM
770,000	5.875%, 10/15/2024	849,695
	Ashtead Capital, Inc.
360,000	4.125%, 8/15/2025[h]	362,700
	BAE Systems plc
1,030,000	4.750%, 10/11/2021[h]	1,109,067
	Bombardier, Inc.
720,000	7.500%, 3/15/2025[h]	743,400
	Crown Cork & Seal Company, Inc.
720,000	7.375%, 12/15/2026	846,000
	General Electric Capital Corporation
1,800,000	2.320%, (LIBOR 3M + 1.000%), 3/15/2023[e]	1,841,862
	General Electric Company
1,440,000	1.692%, (LIBOR 3M + 0.380%), 5/5/2026[e]	1,394,763
	Johnson Controls International plc
1,850,000	5.250%, 12/1/2041	2,123,545
	L3 Technologies, Inc.
1,440,000	4.750%, 7/15/2020	1,531,177
720,000	4.950%, 2/15/2021	771,420
1,800,000	3.950%, 5/28/2024	1,873,859
450,000	3.850%, 12/15/2026	467,236
	Northrop Grumman Corporation
1,250,000	3.250%, 1/15/2028	1,257,803
	Republic Services, Inc.
1,830,000	3.550%, 6/1/2022	1,902,884
	Roper Technologies, Inc.
1,080,000	3.125%, 11/15/2022	1,095,648
1,260,000	3.800%, 12/15/2026	1,305,396

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Capital Goods (2.9%) - continued
	Textron, Inc.
$720,000	4.300%, 3/1/2024	$762,322
370,000	3.875%, 3/1/2025	384,579
1,440,000	3.650%, 3/15/2027	1,468,419
	United Rentals North America, Inc.
750,000	5.500%, 7/15/2025	801,562
	Waste Management, Inc.
1,360,000	4.100%, 3/1/2045	1,432,486

	Total	24,325,823

Collateralized Mortgage Obligations (0.5%)
	CitiMortgage Alternative Loan Trust
717,617	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	632,155
	Countrywide Alternative Loan Trust
932,184	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	907,310
	Wachovia Mortgage Loan Trust, LLC
608,693	3.579%, 5/20/2036, Ser. 2006-A, Class 2A1[e]	548,710
	WaMu Mortgage Pass Through Certificates
631,813	1.528%, (LIBOR 1M + 0.290%), 10/25/2045, Ser. 2005-AR13, Class A1A1[e]	634,029
	Washington Mutual Mortgage Pass Through Certificates Trust
1,626,229	1.694%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ae	1,315,020

	Total	4,037,224

Communications Services (9.4%)
	21st Century Fox America, Inc.
1,100,000	7.625%, 11/30/2028	1,449,895
	America Movil SAB de CV
1,080,000	3.125%, 7/16/2022	1,099,938
	American Tower Corporation
3,000,000	3.450%, 9/15/2021	3,087,423
1,440,000	3.125%, 1/15/2027	1,391,317
	AT&T, Inc.
1,815,000	3.800%, 3/15/2022	1,910,678
1,460,000	3.600%, 2/17/2023	1,509,334
1,810,000	4.450%, 4/1/2024	1,923,241
760,000	3.400%, 5/15/2025	751,298
2,880,000	4.250%, 3/1/2027	2,953,124
1,250,000	4.900%, 8/14/2037	1,249,381
1,810,000	4.300%, 12/15/2042	1,653,271
1,800,000	4.750%, 5/15/2046	1,695,805
1,800,000	5.450%, 3/1/2047	1,878,629
	CCO Holdings, LLC
720,000	5.500%, 5/1/2026[h]	738,000
	Charter Communications Operating, LLC
2,630,000	4.464%, 7/23/2022	2,773,621
1,080,000	3.750%, 2/15/2028[h]	1,044,297
1,880,000	6.484%, 10/23/2045	2,167,418
	Comcast Corporation
1,379,000	4.049%, 11/1/2052[h]	1,359,810
2,260,000	3.375%, 8/15/2025	2,318,258
292,000	6.400%, 5/15/2038	391,700
	Cox Communications, Inc.
1,970,000	3.850%, 2/1/2025[h,i]	2,019,226
	Crown Castle International Corporation
540,000	3.400%, 2/15/2021	554,993
2,340,000	5.250%, 1/15/2023	2,585,038
1,550,000	4.450%, 2/15/2026	1,637,534
	Digicel, Ltd.
720,000	6.000%, 4/15/2021*	708,494
	Discovery Communications, LLC
1,800,000	4.900%, 3/11/2026	1,934,461
2,160,000	5.200%, 9/20/2047	2,200,220
	Level 3 Financing, Inc.
720,000	5.125%, 5/1/2023	737,100
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,520,677
560,000	3.650%, 11/1/2024	575,909
	S&P Global, Inc.
1,080,000	2.950%, 1/22/2027	1,047,816
	Scripps Networks Interactive, Inc.
1,890,000	3.500%, 6/15/2022	1,931,001
	SES Global Americas Holdings GP
1,820,000	2.500%, 3/25/2019[h]	1,818,888
	SFR Group SA
1,080,000	6.000%, 5/15/2022[h]	1,125,900
	Sprint Communications, Inc.
710,000	7.000%, 3/1/2020[h]	770,350
	Sprint Corporation
540,000	7.125%, 6/15/2024	583,708
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,283,203
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	2,953,975
	Time Warner, Inc.
790,000	4.750%, 3/29/2021	846,735
	Verizon Communications, Inc.
1,661,000	2.946%, 3/15/2022	1,685,939
1,260,000	3.500%, 11/1/2024	1,285,304
1,080,000	5.250%, 3/16/2037	1,175,699
2,170,000	4.862%, 8/21/2046	2,188,059
2,747,000	4.522%, 9/15/2048	2,634,165
	Viacom, Inc.
1,100,000	3.875%, 12/15/2021	1,128,156
3,600,000	6.875%, 4/30/2036	4,047,431
	Virgin Media Secured Finance plc
720,000	5.250%, 1/15/2026[h]	747,144
	Vodafone Group plc
1,090,000	2.500%, 9/26/2022	1,087,125
730,000	4.375%, 2/19/2043	732,891
	Zayo Group, LLC
720,000	5.750%, 1/15/2027[h]	758,700

	Total	79,652,279

Consumer Cyclical (4.5%)
	Amazon.com, Inc.
900,000	3.150%, 8/22/2027[h]	905,318
2,520,000	4.050%, 8/22/2047[h]	2,599,921
	American Axle & Manufacturing, Inc.
360,000	6.250%, 4/1/2025[h,i]	369,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Consumer Cyclical (4.5%) - continued
	Cinemark USA, Inc.
$360,000	4.875%, 6/1/2023	$366,750
	CVS Health Corporation
1,310,000	2.750%, 12/1/2022	1,304,097
1,130,000	4.750%, 12/1/2022	1,230,528
900,000	3.875%, 7/20/2025	923,823
1,880,000	5.125%, 7/20/2045	2,099,271
	Dana, Inc.
360,000	6.000%, 9/15/2023	379,336
	Dollar Tree, Inc.
770,000	5.750%, 3/1/2023	809,463
	Ford Motor Credit Company, LLC
800,000	2.597%, 11/4/2019	805,162
1,425,000	4.250%, 9/20/2022	1,506,733
1,150,000	3.096%, 5/4/2023	1,148,132
1,490,000	3.664%, 9/8/2024	1,509,161
1,280,000	4.134%, 8/4/2025	1,319,180
	General Motors Company
770,000	5.000%, 4/1/2035	797,115
1,800,000	5.150%, 4/1/2038	1,870,952
	General Motors Financial Company, Inc.
1,900,000	3.450%, 4/10/2022	1,942,122
2,170,000	3.700%, 5/9/2023	2,223,566
1,490,000	4.000%, 1/15/2025	1,526,282
	Hertz Corporation
360,000	7.625%, 6/1/2022[h]	375,372
	Home Depot, Inc.
540,000	2.125%, 9/15/2026	507,652
1,820,000	4.250%, 4/1/2046	1,963,914
	Hyundai Capital America
2,150,000	2.450%, 6/15/2021[h]	2,112,660
	Hyundai Capital Services, Inc.
1,080,000	3.000%, 3/6/2022[h]	1,071,746
	L Brands, Inc.
740,000	5.625%, 2/15/2022	791,430
	Lennar Corporation
750,000	4.500%, 11/15/2019	777,187
	Live Nation Entertainment, Inc.
720,000	4.875%, 11/1/2024[h]	744,962
	Mattamy Group Corporation
360,000	6.500%, 10/1/2025[h]	375,300
	MGM Resorts International
760,000	6.000%, 3/15/2023	833,264
	Scientific Games International, Inc.
720,000	7.000%, 1/1/2022[h]	761,400
	Visa, Inc.
1,640,000	3.150%, 12/14/2025	1,674,836
	Yum! Brands, Inc.
360,000	5.000%, 6/1/2024[h]	379,800

	Total	38,005,435

Consumer Non-Cyclical (9.7%)
	Abbott Laboratories
2,880,000	3.750%, 11/30/2026	2,970,504
810,000	4.750%, 11/30/2036	891,655
1,080,000	4.900%, 11/30/2046	1,209,898
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,524,117
	Actavis Funding SCS
1,445,000	3.850%, 6/15/2024	1,500,314
1,440,000	3.800%, 3/15/2025	1,473,845
	Altria Group, Inc.
900,000	2.625%, 9/16/2026	866,534
	Amgen, Inc.
4,300,000	3.200%, 11/2/2027[b]	4,282,843
1,080,000	4.400%, 5/1/2045	1,136,887
	Anheuser-Busch InBev Finance, Inc.
1,430,000	3.300%, 2/1/2023	1,475,090
2,530,000	3.650%, 2/1/2026	2,610,234
1,790,000	4.700%, 2/1/2036	1,968,194
1,800,000	4.900%, 2/1/2046	2,020,332
	Anheuser-Busch InBev Worldwide, Inc.
2,680,000	3.750%, 1/15/2022	2,828,778
	BAT Capital Corporation
540,000	2.297%, 8/14/2020[h]	540,076
1,800,000	3.222%, 8/15/2024[h]	1,811,710
1,080,000	4.540%, 8/15/2047[h]	1,101,159
	Becton, Dickinson and Company
1,880,000	3.125%, 11/8/2021	1,919,573
1,080,000	3.363%, 6/6/2024	1,088,873
1,080,000	3.734%, 12/15/2024	1,109,874
	Boston Scientific Corporation
1,340,000	3.375%, 5/15/2022	1,376,159
	Bunge Limited Finance Corporation
1,470,000	8.500%, 6/15/2019	1,614,475
1,080,000	3.500%, 11/24/2020	1,107,063
	Cardinal Health, Inc.
720,000	3.079%, 6/15/2024	715,159
	Celgene Corporation
1,090,000	3.250%, 8/15/2022	1,113,407
	Constellation Brands, Inc.
360,000	3.500%, 5/9/2027	364,595
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[h]	1,573,804
	H. J. Heinz Company
1,880,000	3.500%, 7/15/2022	1,942,172
1,140,000	5.200%, 7/15/2045	1,242,216
	HCA, Inc.
1,080,000	4.750%, 5/1/2023	1,129,950
	Imperial Tobacco Finance plc
1,310,000	3.750%, 7/21/2022[h]	1,360,896
	JBS USA, LLC
370,000	7.250%, 6/1/2021[h]	377,208
	Kraft Foods Group, Inc.
2,110,000	3.500%, 6/6/2022	2,179,649
	Kraft Heinz Foods Company
720,000	3.000%, 6/1/2026	695,659
	Kroger Company
1,800,000	2.650%, 10/15/2026[i]	1,666,430
	Laboratory Corporation of America Holdings
750,000	3.200%, 2/1/2022	768,297
	Mylan, Inc.
1,080,000	3.125%, 1/15/2023[h]	1,078,538
	Newell Rubbermaid, Inc.
1,550,000	3.850%, 4/1/2023	1,625,836
	Pernod Ricard SA
2,370,000	5.750%, 4/7/2021[h]	2,626,614
1,090,000	4.450%, 1/15/2022[h]	1,170,697

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Consumer Non-Cyclical (9.7%) - continued
	Post Holdings, Inc.
$540,000	5.750%, 3/1/2027[h]	$560,925
	Reckitt Benckiser Treasury Services plc
720,000	2.750%, 6/26/2024[h]	706,472
900,000	3.000%, 6/26/2027[h]	877,805
	Reynolds American, Inc.
940,000	5.850%, 8/15/2045	1,154,544
	Shire Acquisitions Investments Ireland Designated Activity Company
1,800,000	2.875%, 9/23/2023	1,781,482
720,000	3.200%, 9/23/2026	701,876
	Smithfield Foods, Inc.
1,100,000	2.650%, 10/3/2021[h]	1,091,038
	Teva Pharmaceutical Finance Company, LLC
900,000	6.150%, 2/1/2036[i]	923,707
	Teva Pharmaceutical Finance Netherlands III BV
3,970,000	3.150%, 10/1/2026[i]	3,517,893
	Thermo Fisher Scientific, Inc.
2,170,000	3.000%, 4/15/2023	2,195,966
720,000	2.950%, 9/19/2026	704,699
	Tyson Foods, Inc.
720,000	3.550%, 6/2/2027	733,783
	Valeant Pharmaceuticals International
1,080,000	6.375%, 10/15/2020[h,i]	1,073,250
	Watson Pharmaceuticals, Inc.
1,820,000	3.250%, 10/1/2022	1,849,354
	Whirlpool Corporation
1,513,000	3.700%, 3/1/2023	1,571,141
	Zoetis, Inc.
1,810,000	3.250%, 2/1/2023	1,861,410

	Total	82,364,659

Energy (11.8%)
	Anadarko Petroleum Corporation
2,170,000	5.550%, 3/15/2026[i]	2,441,436
	BP Capital Markets plc
1,090,000	2.750%, 5/10/2023	1,097,213
1,510,000	3.814%, 2/10/2024	1,597,921
910,000	3.119%, 5/4/2026	917,449
1,440,000	3.017%, 1/16/2027	1,424,514
	Canadian Natural Resources, Ltd.
1,890,000	3.450%, 11/15/2021	1,952,529
900,000	3.850%, 6/1/2027	918,828
900,000	6.250%, 3/15/2038	1,111,979
	Cenovus Energy, Inc.
1,800,000	5.250%, 6/15/2037[h]	1,840,324
1,800,000	6.750%, 11/15/2039	2,147,084
1,183,000	5.200%, 9/15/2043	1,178,274
	Cheniere Energy Partners, LP
540,000	5.250%, 10/1/2025[h]	556,200
	Concho Resources, Inc.
1,800,000	4.875%, 10/1/2047	1,913,657
	Continental Resources, Inc.
720,000	3.800%, 6/1/2024	699,300
	El Paso Pipeline Partners Operating Company, LLC
1,650,000	5.000%, 10/1/2021	1,777,543
720,000	4.700%, 11/1/2042	697,027
	Enbridge Energy Partners, LP
1,450,000	5.200%, 3/15/2020	1,540,225
1,080,000	7.375%, 10/15/2045	1,429,067
	Enbridge, Inc.
1,080,000	6.000%, 1/15/2077[e]	1,155,751
900,000	3.700%, 7/15/2027	911,691
1,080,000	5.500%, 12/1/2046	1,270,579
	Encana Corporation
1,620,000	6.625%, 8/15/2037	2,031,340
900,000	6.500%, 2/1/2038	1,118,681
	Energy Transfer Equity, LP
1,130,000	5.500%, 6/1/2027	1,197,800
	Energy Transfer Partners, LP
2,520,000	4.200%, 4/15/2027	2,549,325
	EnLink Midstream Partners, LP
720,000	4.150%, 6/1/2025	730,584
540,000	4.850%, 7/15/2026	568,776
	Enterprise Products Operating, LLC
1,800,000	4.875%, 8/16/2077[e]	1,855,800
1,070,000	6.650%, 4/15/2018	1,093,842
1,010,000	3.700%, 2/15/2026	1,041,981
885,000	7.034%, 1/15/2068[e]	885,000
	EQT Corporation
720,000	3.000%, 10/1/2022	717,173
2,600,000	3.900%, 10/1/2027	2,589,891
	Hess Corporation
1,800,000	7.300%, 8/15/2031	2,170,990
	Hornbeck Offshore Services, Inc.
940,000	5.000%, 3/1/2021	498,200
	Kinder Morgan, Inc.
720,000	5.000%, 2/15/2021[h]	772,993
	Magellan Midstream Partners, LP
720,000	5.000%, 3/1/2026	805,537
	Marathon Oil Corporation
1,440,000	2.800%, 11/1/2022	1,414,354
1,800,000	4.400%, 7/15/2027	1,847,766
	Marathon Petroleum Corporation
1,780,000	6.500%, 3/1/2041	2,180,422
720,000	4.750%, 9/15/2044	731,392
	MPLX, LP
1,450,000	4.875%, 6/1/2025	1,570,391
1,080,000	5.200%, 3/1/2047	1,155,480
	Murphy Oil Corporation
360,000	5.750%, 8/15/2025	371,700
	Nabors Industries, Inc.
360,000	5.500%, 1/15/2023[i]	344,700
	NiSource Finance Corporation
1,080,000	4.375%, 5/15/2047	1,130,906
	Noble Energy, Inc.
720,000	5.050%, 11/15/2044	756,354
	ONEOK, Inc.
2,880,000	7.500%, 9/1/2023	3,447,936
720,000	4.000%, 7/13/2027	732,630
	Petrobras Global Finance BV
2,520,000	5.299%, 1/27/2025[h]	2,528,190
1,080,000	7.375%, 1/17/2027	1,198,800
1,249,000	5.999%, 1/27/2028[h]	1,263,975
	Petroleos Mexicanos
540,000	5.375%, 3/13/2022[h]	572,886
1,080,000	4.625%, 9/21/2023	1,104,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Energy (11.8%) - continued
	Pioneer Natural Resources Company
$1,850,000	3.950%, 7/15/2022	$1,937,965
	Plains All American Pipeline, LP
1,800,000	3.650%, 6/1/2022	1,819,459
	Range Resources Corporation
720,000	5.000%, 3/15/2023	712,786
	Regency Energy Partners, LP
1,810,000	5.000%, 10/1/2022	1,953,445
	Sabine Pass Liquefaction, LLC
1,090,000	5.750%, 5/15/2024	1,220,894
	Sempra Energy
1,800,000	3.250%, 6/15/2027	1,788,137
	Southwestern Energy Company
720,000	7.750%, 10/1/2027	748,800
	Spectra Energy Partners, LP
1,810,000	3.375%, 10/15/2026	1,801,320
	Suncor Energy, Inc.
1,080,000	3.600%, 12/1/2024	1,117,381
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,819,094
	Tesoro Corporation
1,440,000	4.750%, 12/15/2023[h]	1,557,148
	Tesoro Logistics, LP
1,120,000	5.500%, 10/15/2019	1,178,800
	TransCanada Trust
720,000	5.300%, 3/15/2077[e]	748,944
900,000	5.875%, 8/15/2076[e]	983,250
	Transcontinental Gas Pipe Line Company, LLC
1,075,000	7.850%, 2/1/2026	1,387,010
	Williams Companies, Inc.
1,800,000	7.500%, 1/15/2031	2,184,750
	Williams Partners, LP
1,070,000	4.500%, 11/15/2023	1,143,418
1,620,000	3.900%, 1/15/2025	1,663,325
900,000	3.750%, 6/15/2027	902,896
	Woodside Finance, Ltd.
1,870,000	3.650%, 3/5/2025[h]	1,887,222

	Total	100,114,730

Financials (28.8%)
	Aegon NV
1,400,000	2.388%, (USISDA 10Y + 0.100%), 1/15/2018[e,j]	1,210,664
	AerCap Ireland Capital, Ltd.
1,800,000	5.000%, 10/1/2021	1,945,512
540,000	3.950%, 2/1/2022	563,000
	Aflac, Inc.
1,440,000	4.000%, 10/15/2046	1,460,000
	Air Lease Corporation
1,490,000	3.750%, 2/1/2022	1,556,132
740,000	4.250%, 9/15/2024	785,237
720,000	3.625%, 4/1/2027	723,861
	Allstate Corporation
1,620,000	4.200%, 12/15/2046	1,729,213
	American International Group, Inc.
1,370,000	4.500%, 7/16/2044	1,422,761
	Aon plc
1,090,000	3.875%, 12/15/2025	1,144,120
	Ares Capital Corporation
1,810,000	4.875%, 11/30/2018	1,861,188
	Associated Banc-Corporation
1,850,000	4.250%, 1/15/2025	1,897,299
	Assured Guaranty US Holdings, Inc.
1,800,000	5.000%, 7/1/2024	1,943,302
	Australia & New Zealand Banking Group, Ltd.
720,000	6.750%, 6/15/2026[e,h,i,j]	827,208
	AXA SA
1,420,000	8.600%, 12/15/2030	2,044,800
	Banco Santander SA
1,000,000	6.375%, 5/19/2019[e,j]	1,040,000
	Bank of America Corporation
1,720,000	7.625%, 6/1/2019	1,865,022
1,080,000	2.328%, 10/1/2021[e]	1,077,020
2,170,000	4.125%, 1/22/2024	2,311,353
1,670,000	4.200%, 8/26/2024	1,763,445
1,640,000	6.500%, 10/23/2024[e,j]	1,875,750
1,800,000	4.000%, 1/22/2025	1,863,505
1,250,000	3.950%, 4/21/2025	1,288,924
730,000	3.875%, 8/1/2025	765,446
1,800,000	3.093%, 10/1/2025[e]	1,792,263
730,000	6.300%, 3/10/2026[e,i,j]	831,674
1,800,000	3.705%, 4/24/2028[e]	1,834,584
1,050,000	5.875%, 2/7/2042	1,350,894
1,890,000	4.750%, 4/21/2045	2,088,197
	Barclays Bank plc
1,090,000	10.179%, 6/12/2021[h]	1,345,862
	Barclays plc
1,440,000	3.684%, 1/10/2023	1,470,697
720,000	4.836%, 5/9/2028	751,028
	Berkshire Hathaway, Inc.
1,640,000	2.750%, 3/15/2023	1,662,611
	Boston Properties, LP
1,800,000	2.750%, 10/1/2026	1,705,748
	BPCE SA
1,080,000	3.000%, 5/22/2022[h]	1,085,092
735,000	5.700%, 10/22/2023[h]	820,612
810,000	5.150%, 7/21/2024[h]	882,111
	Camden Property Trust
1,860,000	3.500%, 9/15/2024	1,878,459
	Capital One Financial Corporation
1,810,000	4.200%, 10/29/2025	1,866,084
	Centene Escrow Corporation
730,000	5.625%, 2/15/2021	757,375
	Citigroup, Inc.
1,800,000	2.387%, (LIBOR 3M + 1.070%), 12/8/2021[e]	1,828,797
1,440,000	2.746%, (LIBOR 3M + 1.430%), 9/1/2023[e]	1,478,762
2,630,000	4.400%, 6/10/2025	2,777,883
1,695,000	5.500%, 9/13/2025	1,912,852
1,090,000	3.700%, 1/12/2026	1,123,612
1,510,000	4.450%, 9/29/2027	1,595,894
1,440,000	3.887%, 1/10/2028[e]	1,483,658
1,800,000	3.520%, 10/27/2028[e]	1,796,764
1,440,000	4.281%, 4/24/2048[e]	1,519,959
	Citizens Bank NA
1,440,000	2.550%, 5/13/2021	1,445,728
720,000	2.650%, 5/26/2022	719,419

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Financials (28.8%) - continued
	Citizens Financial Group, Inc.
$720,000	2.375%, 7/28/2021	$714,185
	CNA Financial Corporation
1,130,000	7.250%, 11/15/2023	1,355,967
	Commerzbank AG
1,800,000	8.125%, 9/19/2023[h]	2,187,584
	Compass Bank
925,000	2.750%, 9/29/2019	931,892
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
710,000	11.000%, 6/30/2019[e,h,j]	805,850
	CoreStates Capital III
1,360,000	1.885%, (LIBOR 3M + 0.570%), 2/15/2027[e,h]	1,278,400
	Credit Agricole SA
720,000	3.375%, 1/10/2022[h]	735,580
1,430,000	8.125%, 12/23/2025[e,h,j]	1,721,254
	Credit Suisse Group AG
1,800,000	3.574%, 1/9/2023[h]	1,842,660
	Credit Suisse Group Funding, Ltd.
1,810,000	3.125%, 12/10/2020	1,844,042
2,600,000	3.750%, 3/26/2025	2,670,150
	DDR Corporation
1,800,000	3.900%, 8/15/2024	1,814,995
	Deutsche Bank AG
1,440,000	2.700%, 7/13/2020	1,444,773
	Digital Realty Trust, LP
1,550,000	2.750%, 2/1/2023	1,547,024
	Discover Bank of Greenwood Delaware
865,000	4.200%, 8/8/2023	918,954
900,000	4.250%, 3/13/2026	938,091
720,000	3.450%, 7/27/2026	709,944
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,862,035
	Fairfax Financial Holdings, Ltd.
1,085,000	5.800%, 5/15/2021[h]	1,161,391
	Five Corners Funding Trust
1,090,000	4.419%, 11/15/2023[h]	1,175,487
	GE Capital International Funding Company
4,373,000	4.418%, 11/15/2035	4,678,188
	Goldman Sachs Group, Inc.
1,600,000	5.375%, 3/15/2020	1,712,607
1,750,000	5.250%, 7/27/2021	1,915,892
1,080,000	2.908%, 6/5/2023[e]	1,077,757
810,000	4.000%, 3/3/2024	854,423
2,550,000	3.850%, 7/8/2024	2,656,816
2,520,000	3.272%, 9/29/2025[e]	2,510,955
1,510,000	4.250%, 10/21/2025	1,578,159
1,080,000	5.300%, 11/10/2026[e,i,j]	1,158,300
1,440,000	3.500%, 11/16/2026	1,443,051
2,240,000	5.150%, 5/22/2045	2,549,777
	Hartford Financial Services Group, Inc.
1,770,000	5.125%, 4/15/2022	1,956,059
	HCP, Inc.
1,600,000	4.250%, 11/15/2023	1,694,481
	Host Hotels & Resorts, LP
760,000	4.000%, 6/15/2025	778,164
	HSBC Holdings plc
720,000	6.875%, 6/1/2021[e,j]	792,900
1,080,000	3.600%, 5/25/2023	1,124,029
1,440,000	4.300%, 3/8/2026	1,545,511
900,000	6.000%, 5/22/2027[e,j]	956,250
1,080,000	4.041%, 3/13/2028[e]	1,130,036
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,867,003
	ILFC E-Capital Trust II
1,270,000	4.610%, (LIBOR 3M + 1.800%), 12/21/2065[e,h]	1,231,900
	ING Groep NV
1,080,000	3.950%, 3/29/2027	1,130,562
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,618,624
	Intesa Sanpaolo SPA
1,800,000	3.875%, 7/14/2027[h]	1,809,643
	J.P. Morgan Chase & Company
720,000	2.295%, 8/15/2021	716,892
1,440,000	6.000%, 8/1/2023[e,j]	1,587,600
1,810,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[e]	1,858,508
730,000	6.750%, 2/1/2024[e,i,j]	836,763
1,800,000	2.950%, 10/1/2026	1,766,888
1,400,000	3.882%, 7/24/2038[e]	1,412,845
1,850,000	5.500%, 10/15/2040	2,290,411
	Kilroy Realty, LP
1,450,000	4.250%, 8/15/2029	1,502,563
	Kimco Realty Corporation
2,900,000	3.300%, 2/1/2025	2,905,514
	Liberty Mutual Group, Inc.
1,065,000	4.950%, 5/1/2022[h]	1,162,998
1,090,000	4.850%, 8/1/2044[h]	1,185,462
	Liberty Property, LP
1,125,000	4.750%, 10/1/2020	1,190,202
1,450,000	4.400%, 2/15/2024	1,550,768
	Lincoln National Corporation
1,850,000	4.000%, 9/1/2023	1,951,006
	Lloyds Bank plc
1,090,000	4.650%, 3/24/2026	1,157,071
	Macquarie Bank, Ltd.
540,000	6.125%, 3/8/2027[e,h,j]	566,325
	Marsh & McLennan Companies, Inc.
540,000	4.350%, 1/30/2047	583,837
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[h]	404,250
	MetLife, Inc.
750,000	9.250%, 4/8/2038[h]	1,114,688
	Mitsubishi UFJ Financial Group, Inc.
720,000	2.190%, 9/13/2021	711,613
1,080,000	3.677%, 2/22/2027	1,114,771
	Mizuho Financial Group, Inc.
1,440,000	3.663%, 2/28/2027	1,479,575
	Morgan Stanley
1,600,000	5.500%, 1/26/2020	1,714,201
1,450,000	2.500%, 4/21/2021	1,452,532
1,440,000	2.625%, 11/17/2021	1,441,852
1,795,000	4.875%, 11/1/2022	1,943,419
1,810,000	2.765%, (LIBOR 3M + 1.400%), 10/24/2023[e]	1,860,864
1,130,000	4.000%, 7/23/2025	1,188,229
1,450,000	5.000%, 11/24/2025	1,587,741
720,000	3.125%, 7/27/2026	709,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Financials (28.8%) - continued
$1,490,000	4.350%, 9/8/2026	$1,562,028
930,000	4.300%, 1/27/2045	980,205
	MPT Operating Partnership, LP
360,000	5.000%, 10/15/2027	369,900
	National Retail Properties, Inc.
1,800,000	3.900%, 6/15/2024	1,853,499
	Nationwide Building Society
1,510,000	3.900%, 7/21/2025[h]	1,585,937
1,080,000	4.000%, 9/14/2026[h]	1,092,232
	Nordea Bank AB
1,110,000	5.500%, 9/23/2019[e,h,j]	1,151,625
	Omega Healthcare Investors, Inc.
1,130,000	5.250%, 1/15/2026	1,190,012
	Park Aerospace Holdings, Ltd.
360,000	5.250%, 8/15/2022[h]	374,400
	Peachtree Corners Funding Trust
1,700,000	3.976%, 2/15/2025[h]	1,733,190
	Preferred Term Securities XXIII, Ltd.
1,272,913	1.520%, (LIBOR 3M + 0.200%), 12/22/2036*,e	1,112,323
	Prologis, LP
1,490,000	4.250%, 8/15/2023	1,613,838
	Prudential Financial, Inc.
1,085,000	3.500%, 5/15/2024	1,130,594
825,000	6.200%, 11/15/2040	1,081,763
	Quicken Loans, Inc.
720,000	5.750%, 5/1/2025[h]	763,200
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,234,650
	Regency Centers, LP
1,440,000	3.600%, 2/1/2027	1,441,035
	Regions Bank
250,000	7.500%, 5/15/2018	257,299
	Reinsurance Group of America, Inc.
1,070,000	6.450%, 11/15/2019	1,158,480
	Royal Bank of Scotland Group plc
1,510,000	7.500%, 8/10/2020[e,j]	1,617,965
1,080,000	8.625%, 8/15/2021[e,j]	1,222,992
1,440,000	3.498%, 5/15/2023[e]	1,450,209
1,440,000	3.875%, 9/12/2023	1,476,605
	Santander UK Group Holdings plc
1,500,000	4.750%, 9/15/2025[h]	1,570,482
	Santander UK plc
800,000	3.125%, 1/8/2021	813,152
	State Street Capital Trust IV
1,080,000	2.320%, (LIBOR 3M + 1.000%), 6/15/2047[e]	985,716
	Sumitomo Mitsui Financial Group, Inc.
1,440,000	3.010%, 10/19/2026	1,409,589
1,400,000	3.446%, 1/11/2027	1,416,321
	SunTrust Banks, Inc.
1,090,000	2.900%, 3/3/2021	1,107,750
	Synchrony Financial
1,490,000	2.700%, 2/3/2020	1,502,263
	UBS Group Funding Jersey, Ltd.
900,000	2.650%, 2/1/2022[h]	897,016
1,510,000	4.125%, 9/24/2025[h]	1,592,486
	UBS Group Funding Switzerland AG
1,440,000	4.253%, 3/23/2028[h]	1,517,125
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,467,768
	UnitedHealth Group, Inc.
1,520,000	3.350%, 7/15/2022	1,580,323
1,800,000	2.950%, 10/15/2027	1,779,072
760,000	4.750%, 7/15/2045	878,890
	USB Realty Corporation
1,100,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[e,h,j]	979,000
	Ventas Realty, LP
720,000	3.500%, 2/1/2025	723,217
1,080,000	3.850%, 4/1/2027	1,100,307
	Voya Financial, Inc.
1,440,000	3.650%, 6/15/2026	1,452,359
	Wells Fargo & Company
1,840,000	5.875%, 6/15/2025[e,j]	2,057,120
1,440,000	3.000%, 4/22/2026	1,412,171
2,890,000	3.000%, 10/23/2026	2,831,674
	Welltower, Inc.
550,000	4.950%, 1/15/2021	589,409
2,750,000	4.000%, 6/1/2025	2,858,805

	Total	244,127,603

Foreign Government (0.8%)
	Argentina Government International Bond
910,000	6.875%, 4/22/2021	991,900
1,260,000	5.625%, 1/26/2022	1,323,000
1,080,000	6.875%, 1/26/2027	1,177,740
	Brazil Government International Bond
1,800,000	5.625%, 2/21/2047[i]	1,834,200
	Mexico Government International Bond
1,249,000	3.600%, 1/30/2025	1,264,613

	Total	6,591,453

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,425,000	3.000%, 11/1/2032[d]	2,484,157
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
5,525,000	4.000%, 11/1/2047[d]	5,798,013
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,800,000	3.000%, 11/1/2047[d]	6,802,922
13,875,000	3.500%, 11/1/2047[d]	14,259,815
6,900,000	4.000%, 11/1/2047[d]	7,240,148
325,000	4.500%, 11/1/2047[d]	347,382

	Total	36,932,437

Technology (5.1%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,606,624
1,450,000	2.450%, 8/4/2026	1,401,402
1,440,000	3.350%, 2/9/2027	1,477,739
1,800,000	4.500%, 2/23/2036	2,050,015
1,080,000	3.750%, 9/12/2047	1,072,652

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Technology (5.1%) - continued
	Applied Materials, Inc.
$720,000	3.300%, 4/1/2027	$736,277
	Broadcom Corporation
900,000	3.625%, 1/15/2024[h]	928,303
2,900,000	3.875%, 1/15/2027[h]	2,983,387
	Diamond 1 Finance Corporation
1,440,000	4.420%, 6/15/2021[h]	1,513,965
1,080,000	5.450%, 6/15/2023[h]	1,183,169
2,160,000	6.020%, 6/15/2026[h]	2,411,200
	DXC Technology Company
1,440,000	4.750%, 4/15/2027	1,548,255
	Equinix, Inc.
1,110,000	5.375%, 1/1/2022	1,159,761
	Fidelity National Information Services, Inc.
490,000	3.875%, 6/5/2024	511,499
	Harland Clarke Holdings Corporation
720,000	8.375%, 8/15/2022[h]	758,700
	Hewlett Packard Enterprise Company
1,510,000	2.850%, 10/5/2018	1,522,729
900,000	2.100%, 10/4/2019[h]	899,091
1,440,000	4.400%, 10/15/2022	1,533,977
	Intel Corporation
1,630,000	4.100%, 5/19/2046	1,723,685
	Microsoft Corporation
1,800,000	3.300%, 2/6/2027	1,857,489
1,440,000	3.450%, 8/8/2036	1,453,991
1,080,000	4.250%, 2/6/2047	1,191,951
	Oracle Corporation
2,150,000	2.650%, 7/15/2026	2,106,122
1,800,000	4.300%, 7/8/2034	1,982,254
1,800,000	4.000%, 7/15/2046	1,863,835
	QUALCOMM, Inc.
1,080,000	2.600%, 1/30/2023	1,075,521
720,000	2.900%, 5/20/2024	720,913
	Sensata Technologies BV
1,110,000	4.875%, 10/15/2023[h]	1,165,500
	VMware, Inc.
1,620,000	2.300%, 8/21/2020	1,616,222

	Total	43,056,228

Transportation (0.8%)
	American Airlines Pass Through Trust
1,440,000	3.650%, 8/15/2030	1,486,800
	Burlington Northern Santa Fe, LLC
1,500,000	4.700%, 9/1/2045	1,708,789
	Continental Airlines, Inc.
625,986	4.000%, 10/29/2024	653,217
	Delta Air Lines, Inc.
570,638	4.950%, 5/23/2019	588,385
	United Airlines Pass Through Trust
805,621	3.750%, 9/3/2026	831,803
	United Continental Holdings, Inc.
720,000	4.250%, 10/1/2022	723,600
	XPO Logistics, Inc.
720,000	6.125%, 9/1/2023[h]	757,800

	Total	6,750,394

U.S. Government and Agencies (3.3%)
	U.S. Treasury Bonds
3,500,000	1.500%, 8/15/2026	3,266,348
3,950,000	3.000%, 2/15/2047	4,045,510
8,000,000	2.750%, 8/15/2047	7,792,812
	U.S. Treasury Notes
4,000,000	2.000%, 5/31/2021	4,021,406
4,040,000	1.875%, 8/31/2022	4,013,645
3,870,000	2.125%, 12/31/2022	3,884,059
	U.S. Treasury Notes, TIPS
1,474,805	0.125%, 7/15/2026	1,433,286

	Total	28,457,066

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
1,450,000	5.250%, 11/15/2022, Ser. A, AMT	1,650,564

	Total	1,650,564

Utilities (6.7%)
	AEP Transmission Company, LLC
2,520,000	3.100%, 12/1/2026	2,519,045
	American Electric Power Company, Inc.
1,435,000	2.950%, 12/15/2022	1,460,944
	Arizona Public Service Company
1,440,000	2.550%, 9/15/2026	1,371,909
	Baltimore Gas and Electric Company
1,440,000	2.400%, 8/15/2026	1,368,078
	CenterPoint Energy, Inc.
2,340,000	2.500%, 9/1/2022	2,331,598
	CMS Energy Corporation
1,440,000	3.450%, 8/15/2027	1,463,001
	Consolidated Edison Company of New York, Inc.
720,000	2.900%, 12/1/2026	711,058
	Duke Energy Corporation
2,160,000	2.650%, 9/1/2026	2,072,742
2,160,000	3.150%, 8/15/2027	2,144,177
1,800,000	3.750%, 9/1/2046	1,748,148
	Dynegy, Inc.
360,000	8.125%, 1/30/2026[h]	399,600
	Electricite de France SA
1,800,000	5.250%, 1/29/2023[e,h,j]	1,874,250
	Emera U.S. Finance, LP
1,790,000	3.550%, 6/15/2026	1,806,882
	Exelon Corporation
900,000	3.497%, 6/1/2022	926,120
1,880,000	3.950%, 6/15/2025	1,966,967
1,090,000	3.400%, 4/15/2026	1,097,466
	Exelon Generation Company, LLC
1,440,000	4.250%, 6/15/2022[i]	1,530,412
	FirstEnergy Corporation
720,000	3.900%, 7/15/2027	735,043
	FirstEnergy Transmission, LLC
1,850,000	5.450%, 7/15/2044[h]	2,138,412
	Fortis, Inc.
1,440,000	3.055%, 10/4/2026	1,398,048
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,048,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

INCOME FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Utilities (6.7%) - continued
	MidAmerican Energy Holdings Company
$2,550,000	3.750%, 11/15/2023	$2,683,054
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,354,193
	NiSource Finance Corporation
1,800,000	5.450%, 9/15/2020	1,955,034
	Oncor Electric Delivery Company, LLC
1,510,000	3.750%, 4/1/2045	1,531,431
	Pacific Gas and Electric Company
730,000	2.950%, 3/1/2026	716,403
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,447,720
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,864,355
1,810,000	3.950%, 3/15/2024	1,913,069
1,080,000	3.100%, 5/15/2026	1,066,020
	Southern Company
1,080,000	5.500%, 3/15/2057[e]	1,148,736
2,160,000	3.250%, 7/1/2026	2,147,837
	Tallgrass Energy Partners, LP
720,000	5.500%, 1/15/2028[h]	738,900
	Xcel Energy, Inc.
2,228,000	3.300%, 6/1/2025	2,263,544

	Total	56,942,250

	Total Long-Term Fixed Income (cost $777,977,728)	800,037,145

Shares	Preferred Stock (1.4%)	Value
Consumer Staples (0.2%)
43,424	CHS, Inc., 7.100%[j]	1,201,542

	Total	1,201,542

Financials (1.2%)
57,878	Citigroup, Inc., 7.750%[e]	1,575,439
12,500	CoBank ACB, 6.250%*,j	1,343,750
18,075	Countrywide Capital V, 7.000%	464,166
51,800	Discover Financial Services 6.500%[j]	1,315,720
46,410	GMAC Capital Trust I, 7.100%[e]	1,218,727
54,060	Goldman Sachs Group, Inc., 5.500%[j]	1,451,511
51,800	Morgan Stanley, 7.125%[j]	1,499,610
58,500	Wells Fargo & Company, 5.850%[j]	1,593,540

	Total	10,462,463

	Total Preferred Stock (cost $11,047,097)	11,664,005

Shares	Common Stock (<0.1%)	Value
Energy (<0.1%)
2,691	Arch Coal, Inc.[i]	205,646

	Total	205,646

	Total Common Stock (cost $175,591)	205,646

Shares	Collateral Held for Securities Loaned (2.3%)	Value
19,443,426	Thrivent Cash Management Trust	19,443,426

	Total Collateral Held for Securities Loaned (cost $19,443,426)	19,443,426

Shares or Principal Amount	Short-Term Investments (7.0%)[k]	Value
	Federal Home Loan Bank Discount Notes
1,310,000	1.000%, 11/1/2017	1,310,000
1,300,000	1.030%, 11/3/2017[l]	1,299,927
3,800,000	1.030%, 11/9/2017	3,799,149
2,000,000	1.028%, 11/10/2017	1,999,494
300,000	1.035%, 11/17/2017	299,865
5,000,000	1.020%, 11/24/2017	4,996,775
3,600,000	1.041%, 12/6/2017	3,596,360
	Thrivent Core Short-Term Reserve Fund
4,240,983	1.350%	42,409,830

	Total Short-Term Investments (cost $59,711,332)	59,711,400

	Total Investments (cost $890,978,342) 107.9%	$913,803,404

	Other Assets and Liabilities, Net (7.9%)	(66,576,534)

	Total Net Assets 100.0%	$847,226,870

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

INCOME FUND

Schedule of Investments as of October 31, 2017

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes variable rate securities. The rate shown is as of October 31, 2017.
f	All or a portion of the security is insured or guaranteed.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $116,040,689 or 13.7% of total net assets.

i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Fund as of October 31, 2017 was $17,062,719 or 2.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

Security	Acquisition Date	Cost
Babson CLO, Ltd., 10/17/2026	3/10/2017	$1,750,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	1,400,000
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	1,800,000
CoBank ACB, 6.250%, 10/1/2022	10/1/2012	1,250,000
Digicel, Ltd., 4/15/2021	9/26/2017	709,818
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	1,750,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	1,800,000
OHA Loan Funding, LLC, 10/20/2026	3/9/2017	1,750,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	1,272,913
Shackleton, Ltd., 4/15/2027	12/16/2016	1,800,000
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	1,800,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$18,658,595
Common Stock	198,692

Total lending	$18,857,287
Gross amount payable upon return of collateral for securities loaned	$19,443,426

Net amounts due to counterparty	$586,139

Definitions:

AMT	-	Subject to Alternative Minimum Tax
CLO	-	Collateralized Loan Obligation
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:
12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (85.1%)	Value
Consumer Discretionary (13.9%)
62,399	Amazon.com, Inc.[a]	$68,968,367
19,700	AOKI Holdings, Inc.	274,799
9,700	Bandai Namco Holdings, Inc.	332,400
73,741	Barratt Developments plc	641,162
98,053	Berkeley Group Holdings plc	4,871,851
24,527	Breville Group, Ltd.	219,047
121,500	Bridgestone Corporation	5,804,103
7,800	Chiyoda Company, Ltd.	199,722
8,438	Cie Generale des Etablissements Michelin	1,221,371
896,352	Comcast Corporation	32,295,563
39,700	DCM Holdings Company, Ltd.	364,711
136,700	Denso Corporation	7,528,614
174,841	Eutelsat Communications	4,379,415
54,200	Heiwa Corporation	999,432
412,000	Honda Motor Company, Ltd.	12,910,875
47,765	Hugo Boss AG	4,272,074
199,200	Inchcape plc	2,067,660
14,982	Ipsos SA	553,745
35,062	JM AB	925,144
4,664	Linamar Corporation	283,000
161,347	Lowe’s Companies, Inc.	12,899,693
178,012	Marks and Spencer Group plc	813,581
55,465	Netflix, Inc.[a]	10,894,990
15,807	Nexity SA	971,533
26,575	Next plc	1,737,112
1,217,400	Nissan Motor Company, Ltd.	11,839,671
336,633	Peugeot SA	7,986,805
7,995	Priceline Group, Inc.[a]	15,286,120
120,460	Restaurant Brands International, Inc.	7,780,511
44,900	Sangetsu Company, Ltd.	826,343
92,700	Sankyo Company, Ltd.	2,992,133
39,400	SHIMAMURA Company, Ltd.	4,389,484
2,334	SSP Group plc	18,126
116,347	Starbucks Corporation	6,380,469
119,400	Sumitomo Rubber Industries, Ltd.	2,267,134
37,200	Toyoda Gosei Company, Ltd.	909,614
143,500	TV Asahi Holdings Corporation	2,889,807
163,471	Walt Disney Company	15,989,098
35,934	Wolters Kluwer NV	1,761,218
49,900	Yokohama Rubber Company, Ltd.	1,121,855

	Total	258,868,352

Consumer Staples (3.5%)
41,500	Arcs Company, Ltd.	928,486
146,099	CVS Health Corporation	10,012,165
4,145	Ebro Foods SA	99,702
36,465	ForFarmers BV	445,788
64,810	Grieg Seafood ASA	615,391
15,181	Henkel AG & Company KGaA	1,914,677
10,800	Kesko Oyj	551,542
33,800	Kewpie Corporation	843,153
61,873	Kimberly-Clark Corporation	6,961,331
30,600	Lawson, Inc.	1,998,144
100	Lindt & Spruengli AG	578,860
9,000	Ministop Company, Ltd.	182,645
19,500	Seven & I Holdings Company, Ltd.	785,937
345,344	Unilever NV	20,061,013
315,482	Unilever plc	17,879,554
408,000	Want Want China Holdings, Ltd.	334,039

	Total	64,192,427

Energy (5.5%)
2,366,072	BP plc	16,048,198
164,156	Chevron Corporation	19,024,039
759,977	Halliburton Company	32,481,417
182,866	Marathon Oil Corporation	2,600,354
111,582	OMV AG	6,696,417
19,301	Pioneer Natural Resources Company	2,888,781
163,878	Repsol SA	3,070,976
102,869	Royal Dutch Shell plc	3,239,115
36,465	Royal Dutch Shell plc, Class A	1,147,906
234,178	Royal Dutch Shell plc, Class B	7,539,867
66,344	Statoil ASA[b]	1,347,946
43,342	TGS Nopec Geophysical Company ASA	996,443
105,605	Total SA	5,886,224

	Total	102,967,683

Financials (15.1%)
98,564	ABN AMRO Group NVc	3,044,085
25,286	ASX, Ltd.	1,046,212
229,466	Australia & New Zealand Banking Group, Ltd.	5,265,920
728,703	Aviva plc	4,888,434
540,244	Banco Bilbao Vizcaya Argentaria SA	4,724,150
746,995	Bank of America Corporation	20,460,193
124,746	Bank of Nova Scotia	8,052,745
391,134	Blackstone Group, LP	13,020,851
87,755	Chubb, Ltd.	13,235,209
55,569	CI Financial Corporation	1,235,345
466,248	Citigroup, Inc.	34,269,228
19,944	Close Brothers Group plc	367,830
195,117	CNP Assurances	4,538,912
63,400	Concordia Financial Group, Ltd.	335,772
72,511	Danske Bank AS	2,767,271
724,454	Direct Line Insurance Group plc	3,575,552
224,546	E*TRADE Financial Corporationa	9,787,960
15,855	Euronext NVc	941,640
737,856	FlexiGroup, Ltd.	829,892
73,121	Genworth MI Canada, Inc.[b]	2,272,243
126,994	Goldman Sachs Group, Inc.	30,793,505
49,220	Hannover Rueckversicherung SE	6,193,889
44,510	Hargreaves Lansdown plc	934,984
29,500	Hokuhoku Financial Group, Inc.	486,255
2,165,242	HSBC Holdings plc	21,143,762
78,436	ING Groep NV	1,449,456
27,152	Intact Financial Corporation	2,219,346
122,328	Interactive Brokers Group, Inc.	6,608,159
201,418	Invesco, Ltd.	7,208,750
30,252	Macquarie Group, Ltd.	2,282,211
184,502	Medibank Private, Ltd.	434,277
203,496	MetLife, Inc.	10,903,316
146,900	Mitsubishi UFJ Financial Group, Inc.	996,444
1,713,900	Mizuho Financial Group, Inc.	3,113,952
5,104	Muenchener Rueckversicherungs-Gesellschaft AG	1,145,860
83,731	National Bank of Canada	4,063,559
191,487	Nordea Bank AB	2,314,064
633,253	Old Mutual plc	1,606,386
35,342	Pargesa Holding SA	2,959,598
47,969	Plus500, Ltd.	653,025
82,597	Power Corporation of Canada	2,117,905
51,753	Schroders plc	2,401,166
89,174	SCOR SE	3,701,918
319,300	Senshu Ikeda Holdings, Inc.	1,232,818
88,739	Societe Generale	4,938,725
136,835	State Street Corporation	12,588,820
21,307	Sydbank AS	831,793
310,788	Synchrony Financial	10,137,905
3,100	TMX Group, Ltd.	169,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (85.1%)	Value
Financials (15.1%) - continued
4,352	Vienna Insurance Group AG Wiener Versicherung Gruppe	$127,402
616	Zurich Insurance Group AG	187,982

	Total	280,606,057

Health Care (9.4%)
116,759	Alexion Pharmaceuticals, Inc.[a]	13,971,382
553,000	Astellas Pharmaceutical, Inc.	7,359,798
38,684	Biogen, Inc.[a]	12,056,255
127,341	Celgene Corporation[a]	12,857,621
79,273	CIGNA Corporation	15,634,221
152,100	GlaxoSmithKline plc ADR	5,541,003
3,906	Le Noble Age SA	273,813
370,206	Merck & Company, Inc.	20,394,649
74,891	Merck KGaA	8,035,273
192,756	Novartis AG	15,898,380
409,747	Novo Nordisk AS	20,400,832
593,605	Pfizer, Inc.	20,811,791
102,375	UnitedHealth Group, Inc.	21,521,272

	Total	174,756,290

Industrials (10.9%)
93,621	Adecco SA	7,427,639
24,300	Asahi Glass Company, Ltd.	952,322
111,615	Atlas Copco AB	4,430,917
110,341	Boeing Company	28,465,771
265,578	CSX Corporation	13,393,099
116,629	Cummins, Inc.	20,629,338
24,500	Dai Nippon Printing Company, Ltd.	587,264
383,038	Delta Air Lines, Inc.	19,163,391
42,857	Deutsche Lufthansa AG	1,376,904
28,862	Ferguson plc	2,018,312
19,065	Finning International, Inc.	464,914
338,127	GWA Group, Ltd.	660,161
26,500	Hitachi Transport System, Ltd.	655,771
42,800	Inaba Denki Sangyo Company, Ltd.	1,878,751
544,500	ITOCHU Corporation	9,537,813
18,423	Loomis AB	739,195
93,500	Marubeni Corporation	626,921
236,767	Meggitt plc	1,629,905
65,000	Mitsuboshi Belting, Ltd.	811,572
214,072	Monadelphous Group, Ltd.	2,783,260
131,393	National Express Group plc	641,320
108,600	Nitto Kogyo Corporation	1,861,396
176,076	Norfolk Southern Corporation	23,139,908
40,052	Northgate plc	238,313
310,339	PageGroup plc	1,927,692
160,746	RELX NV	3,629,131
13,074	Rockwool International AS	3,549,430
30,564	Schindler Holding AG	6,926,018
54,131	Siemens AG	7,774,982
288,357	SKF AB	6,701,079
93,400	Smiths Group plc	1,948,866
440,800	Sojitz Corporation	1,330,343
17,360	Spirax-Sarco Engineering plc	1,302,624
12,796	Sulzer, Ltd.	1,639,263
15,900	Taikisha, Ltd.	463,071
81,700	Teijin, Ltd.	1,729,202
43,400	Toppan Forms Company, Ltd.	449,095
57,836	Transcontinental, Inc.	1,283,949
51,000	Tsubakimoto Chain Company	439,510
67,499	United Parcel Service, Inc.	7,933,157
74,018	Vinci SA	7,252,109
24,005	WSP Global, Inc.	1,075,862
92,246	YIT Oyj[b]	701,052
20,200	Yuasa Trading Company, Ltd.	$744,738

	Total	202,915,330

Information Technology (16.7%)
40,353	Alphabet, Inc., Class Aa	41,686,263
34,246	Alphabet, Inc., Class Ca	34,815,853
462,863	Apple, Inc.	78,242,362
4,830	BKW FMB Energie	282,324
58,500	Canon, Inc.	2,197,675
80,093	Capgemini SA	9,730,022
35,200	Capital Power Corporation	666,565
342,994	Cisco Systems, Inc.	11,713,245
181,669	Facebook, Inc.[a]	32,711,320
223,500	Konica Minolta Holdings, Inc.	1,960,704
12,710	Kulicke and Soffa Industries, Inc.[a]	287,882
453,420	Microsoft Corporation	37,715,476
56,500	NEC Networks & System Integration Corporation	1,408,001
107,988	PayPal Holdings, Inc.[a]	7,835,609
113,768	Red Hat, Inc.[a]	13,746,588
162,586	Salesforce.com, Inc.[a]	16,639,051
16,943	SMA Solar Technology AGb	788,621
21,990	TE Connectivity, Ltd.	2,000,430
138,299	Visa, Inc.	15,210,124

	Total	309,638,115

Materials (4.5%)
30,600	Adeka Corporation	528,548
42,316	APERAM	2,275,442
3,104	BASF SE	339,433
51,693	BHP Billiton plc	935,932
178,294	BHP Billiton, Ltd.	3,670,866
245,600	Daicel Corporation	3,066,467
160,559	Eastman Chemical Company	14,580,363
153,261	Evonik Industries AG	5,575,009
110,548	Granges AB	1,145,544
47,300	JSR Corporation	916,904
111,000	Kaneka Corporation	916,630
219,100	Kuraray Company, Ltd.	4,315,081
124,900	Kyoei Steel, Ltd.b	2,192,996
169,737	Mondi plc	4,104,942
6,500	Nippon Shokubai Company, Ltd.	490,301
708,682	Norsk Hydro ASA	5,484,034
139,000	Oji Holdings Corporation	814,680
25,000	Rengo Company, Ltd.	163,725
19,456	Rio Tinto, Ltd.	1,036,740
49,639	Solvay SA	7,374,285
75,000	Toagosei Company, Ltd.	972,693
313,454	UPM-Kymmene Oyj	9,413,735
222,183	Westrock Company	13,626,483
18,900	Yamato Kogyo Company, Ltd.	505,557

	Total	84,446,390

Real Estate (1.1%)
75,994	Alstria Office REIT AG	1,080,319
29,042	Artis Real Estate Investment Trust	313,134
267,669	British Land Company plc	2,137,115
2,200	Daito Trust Construction Company, Ltd.	384,636
562,300	DEXUS Property Group	4,210,505
382,000	Hang Lung Properties, Ltd.	877,177
632,000	Hysan Development Company, Ltd.	3,053,572
198,000	Road King Infrastructure, Ltd.	325,532
953,229	Stockland	3,303,846
161,000	Sun Hung Kai Properties, Ltd.	2,633,863

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (85.1%)	Value
Real Estate (1.1%) - continued
60,000	Swire Pacific, Ltd.	$592,925
39,769	TAG Immobilien AG	685,612
458,600	Wing Tai Holdings, Ltd.	807,383

	Total	20,405,619

Telecommunications Services (2.0%)
49,552	Freenet AG	1,659,392
1,391,702	KCOM Group plc	1,987,010
135,700	Nippon Telegraph & Telephone Corporation	6,560,759
648,200	NTT DOCOMO, Inc.	15,698,599
12,424	Proximus SA	412,557
175,623	TDC AS	1,038,319
438,060	Telenor ASA[b]	9,301,652

	Total	36,658,288

Utilities (2.5%)
30,163	Canadian Utilities, Ltd.	910,899
191,400	Chubu Electric Power Company, Inc.	2,468,387
7,900	Electric Power Development Company, Ltd.	199,088
4,687	Elia System Operator SA	271,871
313,100	Osaka Gas Company, Ltd.	6,064,450
539,415	PG&E Corporation	31,162,005
327,252	Redes Energeticas Nacionais SGPS SA	1,039,205
23,662	Sempra Energy	2,780,285
24,217	Verbund AG	588,089

	Total	45,484,279

	Total Common Stock (cost $1,122,306,004)	1,580,938,830

Shares	Preferred Stock (0.5%)	Value
Consumer Staples (0.5%)
70,147	Henkel AG & Company KGaA, 1.620%	9,849,791

	Total	9,849,791

	Total Preferred Stock (cost $9,628,130)	9,849,791

Shares	Registered Investment Companies (0.1%)	Value
Equity Funds/Exchange Traded Funds (<0.1%)
17,998	iShares MSCI EAFE Index Fund	1,253,201

	Total	1,253,201

	Total Registered Investment Companies (cost $1,246,180)	1,253,201

Shares	Collateral Held for Securities Loaned (1.7%)	Value
31,320,070	Thrivent Cash Management Trust	31,320,070

	Total Collateral Held for Securities Loaned (cost $31,320,070)	31,320,070

Shares or Principal Amount	Short-Term Investments (14.2%)[d]	Value
	Federal Farm Credit Bank Discount Notes
1,000,000	1.100%, 1/17/2018	$997,604
	Federal Home Loan Bank Discount Notes
5,410,000	1.020%, 11/1/2017	5,410,000
11,700,000	1.028%, 11/3/2017[e]	11,699,345
3,900,000	1.030%, 11/7/2017	3,899,345
2,150,000	1.020%, 11/8/2017	2,149,579
19,600,000	1.028%, 11/10/2017[e]	19,595,041
1,700,000	1.010%, 11/13/2017	1,699,427
4,900,000	1.010%, 11/14/2017	4,898,212
11,745,000	1.025%, 11/15/2017[e]	11,740,384
850,000	1.015%, 11/17/2017	849,618
5,525,000	1.016%, 11/20/2017	5,522,055
7,200,000	1.022%, 11/24/2017	7,195,356
1,600,000	1.030%, 11/27/2017	1,598,834
31,600,000	1.027%, 11/29/2017	31,575,162
1,700,000	1.041%, 12/6/2017	1,698,281
400,000	1.030%, 12/13/2017	399,515
1,500,000	1.045%, 12/15/2017	1,498,093
19,170,000	1.039%, 12/20/2017	19,142,855
5,000,000	1.040%, 12/22/2017[e]	4,992,635
1,650,000	1.040%, 12/27/2017[e]	1,647,330
14,270,000	1.074%, 1/3/2018	14,242,031
300,000	1.080%, 1/5/2018	299,393
10,400,000	1.095%, 1/12/2018	10,376,704
3,900,000	1.096%, 1/17/2018	3,890,656
5,900,000	1.115%, 1/19/2018	5,885,498
5,000,000	1.185%, 3/12/2018	4,978,895
	Thrivent Core Short-Term Reserve Fund
8,581,804	1.350%	85,818,041

	Total Short-Term Investments (cost $263,700,783)	263,699,889

	Total Investments (cost $1,428,201,167) 101.6%	$1,887,061,781

	Other Assets and Liabilities, Net (1.6%)	(28,975,179)

	Total Net Assets 100.0%	$1,858,086,602

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $3,985,725 or 0.2% of total net assets.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of October 31, 2017:

Securities Lending Transactions
Common Stock	$9,450,796

Total lending	$9,450,796
Gross amount payable upon return of collateral for securities loaned	$31,320,070

Net amounts due to counterparty	$21,869,274

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (0.8%)[a]	Value
Basic Materials (<0.1%)
	Big River Steel, LLC, Term Loan
$55,000	6.333%, (LIBOR 3M + 5.000%), 8/15/2023[b]	$55,962
	Peabody Energy Corporation, Term Loan
89,775	4.742%, (LIBOR 1M + 3.500%), 3/31/2022	90,364

	Total	146,326

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
689,952	3.952%, (LIBOR 1W + 2.750%),11/10/2023	695,817
	Berry Plastics Corporation, Term Loan
164,706	3.488%, (LIBOR 1M + 2.250%), 2/8/2020	165,488
75,000	3.488%, (LIBOR 1M + 2.250%), 1/6/2021	75,340

	Total	936,645

Communications Services (0.3%)
	Altice Financing SA, Term Loan
100,000	0.000%, (LIBOR 3M + 2.750%), 10/6/2026[c,d]	100,000
	Cengage Learning Acquisitions, Term Loan
341,686	5.485%, (LIBOR 1M + 4.250%), 6/7/2023	319,583
	Coral-US Co-Borrower, LLC, Term Loan
225,000	4.742%, (LIBOR 1M + 3.500%), 11/19/2024	225,808
	Frontier Communications Corporation, Term Loan
99,750	4.990%, (LIBOR 1M + 3.750%), 6/1/2024	94,815
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
130,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022[c,d]	120,332
	LTS Buyer, LLC, Term Loan
536,200	6.500%, (LIBOR 1M + 3.250%), 4/13/2020	537,208
	McGraw-Hill Global Education Holdings, LLC, Term Loan
164,169	5.242%, (LIBOR 1M + 4.000%), 5/4/2022	163,724
	NEP/NCP Holdco, Inc., Term Loan
119,392	4.492%, (LIBOR 1M + 3.250%), 7/21/2022	119,766
	TNS, Inc., Term Loan
80,000	0.000%, (LIBOR 1M + 4.000%), 8/14/2022[c,d]	80,180
	Univision Communications, Inc., Term Loan
868,755	3.992%, (LIBOR 1M + 2.750%), 3/15/2024	865,497
	WideOpenWest Finance, LLC, Term Loan
$150,000	4.487%, (LIBOR 1M + 3.250%), 8/6/2023	$150,187

	Total	2,777,100

Consumer Cyclical (0.2%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
498,283	3.990%, (LIBOR 1M + 2.750%), 7/29/2021	498,751
	Ceridian HCM Holding, Inc., Term Loan
510,187	4.739%, (LIBOR 1M + 3.500%), 9/15/2020	510,187
	Golden Entertainment, Inc., Term Loan
140,000	4.240%, (LIBOR 3M + 3.000%), 8/15/2024	140,059
	Mohegan Tribal Gaming Authority, Term Loan
248,187	5.242%, (LIBOR 1M + 4.000%), 10/13/2023[c,d]	250,862
	Scientific Games International, Inc., Term Loan
215,000	4.516%, (LIBOR 1M + 3.250%), 8/14/2024	217,389
	Seminole Hard Rock Entertainment, Inc., Term Loan
339,913	4.083%, (LIBOR 3M + 2.750%), 5/14/2020	340,905

	Total	1,958,153

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
194,509	5.239%, (LIBOR 1M + 4.000%), 4/28/2022	195,238
45,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[c,d]	45,197
	JBS USA LUX SA, Term Loan
228,850	3.739%, (LIBOR 1M + 2.500%), 10/30/2022	223,845
	MPH Acquisition Holdings, LLC, Term Loan
99,684	4.333%, (LIBOR 3M + 3.000%), 6/7/2023	100,610
	Revlon Consumer Products Corporation, Term Loan
64,673	4.742%, (LIBOR 1M + 3.500%), 9/7/2023	55,700

	Total	620,590

Energy (<0.1%)
	Houston Fuel Oil Terminal, LLC, Term Loan
104,461	4.830%, (LIBOR 3M + 3.500%), 8/19/2021	104,919
	Pacific Drilling SA, Term Loan
871,325	4.875%, (LIBOR 3M + 3.500%), 6/3/2018	284,113

	Total	389,032

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (0.8%)[a]	Value
Financials (<0.1%)
	Avolon TLB Borrower 1 US, LLC, Term Loan
$119,700	3.489%, (LIBOR 1M + 2.250%), 4/3/2022	$120,591

	Total	120,591

Technology (0.1%)
	Harland Clarke Holdings Corporation, Term Loan
42,357	7.333%, (LIBOR 3M + 6.000%), 12/31/2021	42,344
132,517	6.833%, (LIBOR 3M + 5.500%), 2/9/2022	132,493
120,000	0.000%, (LIBOR 3M + 4.750%), 10/31/2023[c,d]	120,450
	Rackspace Hosting, Inc., Term Loan
94,763	4.311%, (LIBOR 2M + 3.000%), 11/3/2023	94,704
	Syniverse Holdings, Inc., Term Loan
70,000	4.242%, (LIBOR 1M + 3.000%), 4/23/2019	68,095

	Total	458,086

Utilities (<0.1%)
	Intergen NV, Term Loan
190,217	5.840%, (LIBOR 3M + 4.500%), 6/13/2020	190,137

	Total	190,137

	Total Bank Loans (cost $8,182,989)	7,596,660

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Asset-Backed Securities (24.0%)
	ALM Loan Funding CLO
3,300,000	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser. 2014-11A, Class A1R*,e	3,299,980
	Americredit Automobile Receivables Trust
2,160,837	1.340%, 4/8/2020, Ser. 2016-4, Class A2A	2,158,303
	Apidos CLO XVIII
3,400,000	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,e	3,404,192
	ARI Fleet Lease Trust
3,400,000	1.910%, 4/15/2026, Ser. 2017-A, Class A2[f]	3,398,936
	Babson CLO, Ltd.
3,050,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,e	3,061,032
	Bank of the West Auto Trust
2,000,000	2.110%, 1/15/2023, Ser. 2017-1, Class A3[f]	1,999,352
	Barclays Dryrock Issuance Trust
2,750,000	1.520%, 5/16/2022, Ser. 2016-1, Class A	2,732,286
	Bayview Opportunity Master Fund IVa Trust
3,455,565	3.500%, 6/28/2057, Ser. 2017-SPL5, Class Ae,[f]	3,524,539
	Betony CLO, Ltd.
2,750,000	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,e	2,767,848
	Birchwood Park CLO, Ltd.
3,450,000	2.539%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,e	3,463,835
	BlueMountain CLO, Ltd.
3,800,000	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,e	3,810,511
	Brazos Higher Education Authority, Inc.
2,116,297	2.117%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[e]	2,126,736
	CARDS II Trust
4,900,000	1.609%, (LIBOR 1M + 0.370%), 4/18/2022, Ser. 2017-1A, Class Ae,f	4,914,252
	Carlyle Global Market Strategies CLO, Ltd.
3,000,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,e	3,020,784
	CarMax Auto Owner Trust
3,170,867	1.210%, 11/15/2019, Ser. 2016-4, Class A2	3,166,528
	Cent CLO 16, LP
2,479,540	2.561%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,e	2,480,591
	Cent CLO 22, Ltd.
3,000,000	2.722%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,e	3,004,830
	Chase Issuance Trust
1,750,000	1.100%, 1/15/2020, Ser. 2016-A6, Class A6	1,748,726
	Chesapeake Funding II, LLC
2,428,099	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[f]	2,428,316
	Chrysler Capital Auto Receivables Trust
2,177,562	1.360%, 1/15/2020, Ser. 2016-BA, Class A2[f]	2,175,727
	Citibank Credit Card Issuance Trust
4,900,000	1.605%, (LIBOR 1M + 0.370%), 8/8/2024, Ser. 2017- A7, Class A7[e]	4,921,496
	CLUB Credit Trust
1,507,262	2.390%, 4/17/2023, Ser. 2017-NP1, Class A*	1,508,106
	Commonbond Student Loan Trust
459,493	3.200%, 6/25/2032, Ser. 2015-A, Class A*	460,310
1,868,031	2.550%, 5/25/2041, Ser. 2017-AG5, Class A1[f]	1,861,607

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Asset-Backed Securities (24.0%) - continued
	CPS Auto Receivables Trust
$540,419	2.070%, 11/15/2019, Ser. 2016-B, Class Af	$540,949
	Credit Based Asset Servicing and Securitization, LLC
651,760	3.426%, 12/25/2036, Ser. 2006-CB2, Class AF2[g]	544,070
	DRB Prime Student Loan Trust
2,065,556	3.138%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1*,e	2,110,043
1,561,270	1.750%, 5/27/2042, Ser. 2017-A, Class A2Af	1,558,268
	Dryden 34 Senior Loan Fund CLO
3,050,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,e	3,064,866
	Earnest Student Loan Program, LLC
3,077,849	2.650%, 1/25/2041, Ser. 2017-A, Class A2[f]	3,056,755
	Edlinc Student Loan Funding Trust
892,103	4.210%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,e	907,380
	Fifth Third Auto Trust
1,375,000	1.800%, 2/15/2022, Ser. 2017-1, Class A3	1,369,060
	Ford Credit Auto Owner Trust
2,875,000	2.260%, 11/15/2025, Ser. 2014-1, Class Af	2,892,232
	FRS, LLC
943,269	1.800%, 4/15/2043, Ser. 2013-1A, Class A1*	939,016
	GMAC Mortgage Corporation Loan Trust
112,273	1.738%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[e,h]	114,557
260,575	5.750%, 10/25/2036, Ser. 2006-HE3, Class A2[e,h]	263,845
374,009	1.418%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[e,h]	361,437
	GoldenTree Loan Opportunities IX, Ltd.
3,200,000	2.748%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,e	3,208,771
	GreatAmerica Leasing Receivables Funding, LLC
3,000,000	2.060%, 6/22/2020, Ser. 2017-1, Class A3[f]	3,000,199
	Home Partners of America Trust
2,923,462	2.053%, (LIBOR 1M + 0.817%), 7/17/2034, Ser. 2017-1, Class Ae,f	2,926,188
	Impac CMB Trust
1,007,648	1.758%, (LIBOR 1M + 0.520%), 4/25/2035, Ser. 2005-2, Class 1A1[e]	985,485
369,536	1.878%, (LIBOR 1M + 0.640%), 8/25/2035, Ser. 2005-5, Class A1[e]	344,656
	John Deere Owner Trust
1,500,000	1.250%, 6/15/2020, Ser. 2016-B, Class A3	1,493,790
	Kubota Credit Owner Trust
1,235,995	1.250%, 4/15/2019, Ser. 2016-1A, Class A2[f]	1,234,525
	Madison Park Funding XIV, Ltd.
3,450,000	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,e	3,469,896
	Marlette Funding Trust
1,785,407	2.827%, 3/15/2024, Ser. 2017-AA, Class Af	1,791,800
	Master Credit Card Trust
3,500,000	1.989%, (LIBOR 1M + 0.750%), 9/23/2019, Ser. 2016-1A, Class Ae,f	3,508,943
	Mill City Mortgage Loan Trust
1,117,781	2.500%, 4/25/2057, Ser. 2016-1, Class A1[e,f]	1,115,345
	MLCC Mortgage Investors, Inc.
777,515	1.898%, (LIBOR 1M + 0.660%), 9/25/2029, Ser. 2004-D, Class A1[e]	775,588
	MMAF Equipment Finance, LLC
2,100,000	1.730%, 5/18/2020, Ser. 2017-AA, Class A2[f]	2,099,641
	Mortgage Equity Conversion Asset Trust
1,611,803	1.910%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class A*,b,e	1,386,151
1,606,616	1.700%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class A*,b,e	1,369,640
	Nationstar HECM Loan Trust
2,328,350	2.038%, 9/25/2027, Ser. 2017-2A, Class A1[b,e,f]	2,328,350
	Navient Student Loan Trust
934,171	1.988%, (LIBOR 1M + 0.750%), 6/25/2065, Ser. 2016-2, Class A1[e,f]	936,951
5,250,000	1.988%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[e,f]	5,310,371
2,700,000	1.838%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[e,f]	2,719,018
	Neuberger Berman CLO, Ltd.
2,800,000	2.543%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,e	2,815,742
	NextGear Floorplan Master Owner Trust
3,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[f]	3,002,317
	Northstar Education Finance, Inc.
1,468,752	1.938%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Ae,f	1,459,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Asset-Backed Securities (24.0%) - continued
	Octagon Investment Partners XX, Ltd.
$3,350,000	2.439%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,e	$3,366,579
	OneMain Direct Auto Receivables Trust
430,203	2.040%, 1/15/2021, Ser. 2016-1A, Class Af	430,755
	OneMain Financial Issuance Trust
1,750,000	4.100%, 3/20/2028, Ser. 2016-2A, Class Af	1,776,679
	OZLM VIII, Ltd.
3,300,000	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,e	3,309,818
	Prestige Auto Receivables Trust
2,923,021	1.460%, 7/15/2020, Ser. 2016-2A, Class A2[f]	2,917,428
	Progress Residential Trust
2,997,298	2.768%, 8/17/2034, Ser. 2017-SFR1, Class Af	2,983,889
	Prosper Marketplace Issuance Trust
3,432,609	2.410%, 9/15/2023, Ser. 2017-2A, Class Af	3,439,666
	Race Point IX CLO, Ltd.
1,325,000	2.569%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,e	1,327,794
	Renaissance Home Equity Loan Trust
1,349,333	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[g]	951,079
693,129	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[g]	395,169
	Securitized Term Auto Receivables Trust
731,005	1.284%, 11/26/2018, Ser. 2016-1A, Class A2Af	730,576
5,000,000	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[f]	4,989,094
	SLM Student Loan Trust
3,266,672	1.638%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ae	3,234,008
1,865,350	1.758%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[e]	1,870,338
1,431,240	2.289%, (LIBOR 1M + 1.050%), 5/17/2027, Ser. 2013-A, Class A2Be,f	1,440,256
	SoFi Consumer Loan Program, LLC
2,102,146	3.280%, 1/26/2026, Ser. 2017-1, Class Af	2,127,575
1,564,261	2.770%, 5/25/2026, Ser. 2017-3, Class Af	1,568,285
	SoFi Professional Loan Program, LLC
1,223,491	2.420%, 3/25/2030, Ser. 2015-A, Class A2[f]	1,222,706
1,185,624	1.680%, 3/25/2031, Ser. 2016-B, Class A2Af	1,185,222
871,369	1.480%, 5/26/2031, Ser. 2016-C, Class A2Af	869,167
963,026	2.510%, 8/25/2033, Ser. 2015-C, Class A2[f]	962,443
1,300,600	2.088%, (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[e,f]	1,311,375
3,080,974	1.550%, 3/26/2040, Ser. 2017-A, Class A2Af	3,070,775
	Springleaf Funding Trust
3,350,000	2.900%, 11/15/2029, Ser. 2016-AA, Class Af	3,372,777
	Symphony CLO VIII, Ltd.
1,046,343	2.450%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012- 8A, Class AR*,e	1,048,413
	Towd Point Mortgage Trust
1,777,977	2.750%, 4/25/2057, Ser. 2017-2, Class A1[e,f]	1,786,925
	Toyota Auto Receivables Owner Trust
2,690,823	1.060%, 5/15/2019, Ser. 2016-D, Class A2A	2,687,680
	Upstart Securitization Trust
2,312,185	2.639%, 6/20/2024, Ser. 2017-1, Class A*	2,309,778
	Vericrest Opportunity Loan Transferee
1,323,308	3.500%, 6/26/2045, Ser. 2015-NPL8, Class A1[f,g]	1,323,132
1,141,822	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[f,g]	1,148,227
1,188,663	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[f,g]	1,196,652
	Verizon Owner Trust
2,225,000	2.060%, 9/20/2021, Ser. 2017-1A, Class Af	2,228,190
4,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Af	4,500,591
	Volvo Financial Equipment, LLC
4,000,000	1.920%, 3/15/2021, Ser. 2017-1A, Class A3[f]	3,994,652
	Voya CLO 3, Ltd.
3,050,000	2.787%, (LIBOR 3M + 1.420%), 7/25/2026, Ser. 2014-3A, Class A1*,e	3,052,531
	Wachovia Asset Securitization, Inc.
390,462	1.378%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,e,h	342,299
	Wheels SPV 2, LLC
1,536,834	1.590%, 5/20/2025, Ser. 2016-1A, Class A2[f]	1,535,461
1,000,000	1.880%, 4/20/2026, Ser. 2017-1A, Class A2[f]	998,319
	World Financial Network Credit Card Master Trust
3,900,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	3,896,639

	Total	213,347,467

Basic Materials (0.9%)
	Georgia-Pacific, LLC
1,995,000	2.539%, 11/15/2019[f]	2,015,612
	Glencore Funding, LLC
825,000	2.419%, (LIBOR 3M + 1.060%), 4/16/2018[e,f]	827,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Basic Materials (0.9%) - continued
$1,500,000	3.000%, 10/27/2022[f,i]	$1,502,775
	Sherwin-Williams Company
2,000,000	2.250%, 5/15/2020	2,004,335
	Vale Overseas, Ltd.
1,200,000	5.875%, 6/10/2021	1,314,000

	Total	7,663,784

Capital Goods (0.8%)
	Lockheed Martin Corporation
1,250,000	2.500%, 11/23/2020	1,265,618
	Northrop Grumman Corporation
2,000,000	2.550%, 10/15/2022	2,002,318
	Roper Technologies, Inc.
905,000	6.250%, 9/1/2019	972,632
500,000	2.800%, 12/15/2021	504,757
	Siemens Financieringsmaatschappij NV
2,000,000	1.931%, (LIBOR 3M + 0.610%), 3/16/2022[e,f]	2,016,427

	Total	6,761,752

Collateralized Mortgage Obligations (4.6%)
	American Home Mortgage Assets Trust
1,037,648	1.864%, (12 MTA + 0.920%), 11/25/2046, Ser. 2006-5, Class A1[e]	599,978
	BCAP, LLC Trust
1,382,403	1.418%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[e]	1,301,146
	Bear Stearns Adjustable Rate Mortgage Trust
283,135	3.520%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[e]	285,273
	Colt Mortgage Loan Trust
2,576,931	2.614%, 5/27/2047, Ser. 2017-1, Class A1*,e	2,607,834
	Countrywide Alternative Loan Trust
261,446	5.500%, 11/25/2035, Ser. 2005-49CB, Class A1	261,443
219,710	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	206,906
310,728	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	302,437
	Countrywide Home Loans, Inc.
455,262	3.245%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[e]	392,402
472,934	3.354%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[e]	393,081
	Deephaven Residential Mortgage Trust
1,603,437	2.725%, 12/26/2046, Ser. 2017-1A, Class A1*,e	1,604,198
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,005,196	1.714%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[e]	930,026
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
932,579	2.250%, 6/25/2025, Ser. 2010-58, Class PT	936,748
	HarborView Mortgage Loan Trust
889,707	3.149%, 6/19/2034, Ser. 2004-5, Class 3Ae	882,103
	J.P. Morgan Alternative Loan Trust
754,763	3.421%, 3/25/2036, Ser. 2006-A1, Class 2A1[e]	688,581
	J.P. Morgan Mortgage Trust
460,696	3.416%, 2/25/2036, Ser. 2006-A1, Class 2A2[e]	434,480
278,902	3.566%, 10/25/2036, Ser. 2006-A6, Class 1A2[e]	260,237
	Master Asset Securitization Trust
630,827	1.738%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[e]	329,225
	MortgageIT Trust
834,643	1.498%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[e]	833,311
	NCUA Guaranteed Notes
1,466,951	1.688%, (LIBOR 1M + 0.450%), 10/7/2020, Ser. 2010-R1, Class 1Ae	1,471,842
	Residential Accredit Loans, Inc. Trust
418,546	4.280%, 9/25/2035, Ser. 2005-QA10, Class A31[e]	352,425
	Sequoia Mortgage Trust
1,756,651	2.197%, (LIBOR 6M + 0.740%), 9/20/2034, Ser. 2004-8, Class A2[e]	1,729,335
	Structured Asset Securities Corporation Trust
1,106,426	5.500%, 12/25/2034, Ser. 2005-10, Class 3A1	1,105,877
	Towd Point Mortgage Trust
4,900,000	1.838%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[e,f]	4,899,020
	Wachovia Mortgage Loan Trust, LLC
231,883	3.579%, 5/20/2036, Ser. 2006-A, Class 2A1[e]	209,032
	WaMu Mortgage Pass Through Certificates
287,188	1.528%, (LIBOR 1M + 0.290%), 10/25/2045, Ser. 2005-AR13, Class A1A1[e]	288,195
1,945,895	1.824%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ae	1,743,025
971,598	1.709%, (12 MTA + 0.820%), 12/25/2046, Ser. 2006-AR17, Class 1Ae	876,467
870,247	1.684%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ae	741,705

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Collateralized Mortgage Obligations (4.6%) - continued
	Washington Mutual Mortgage Pass Through Certificates Trust
$649,803	1.864%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR7, Class A1Ae	$486,364
1,073,311	1.694%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ae	867,913
	Wells Fargo Commercial Mortgage Trust
5,800,000	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,866,292
2,925,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	2,953,499
	Wells Fargo Mortgage Backed Securities Trust
1,532,483	3.465%, 10/25/2034, Ser. 2004-V, Class 2A1[e]	1,537,239
830,541	5.500%, 8/25/2035, Ser. 2005-6, Class A12	848,590
372,650	3.243%, 3/25/2036, Ser. 2006-AR6, Class 3A1[e]	357,916
779,425	3.257%, 3/25/2036, Ser. 2006-AR2, Class 2A1[e]	788,063

	Total	40,372,208

Commercial Mortgage-Backed Securities (2.6%)
	Cold Storage Trust
4,850,000	2.239%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class A*,e	4,869,369
	Commercial Mortgage Pass-Through Certificates
3,855,556	2.282%, (LIBOR 1M + 1.050%), 6/8/2030, Ser. 2013- THL, Class A2[e,f]	3,856,534
	Commercial Mortgage Trust
1,750,000	3.039%, 11/12/2046, Ser. 2013-CR13, Class A2	1,769,439
6,397,721	2.928%, 2/10/2047, Ser. 2014-CR15, Class A2	6,463,957
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,669,628	2.776%, 3/25/2023, Ser. K724, Class A1	1,703,618
	SCG Trust
3,575,000	2.889%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ae,f	3,539,155
	WFRBS Commercial Mortgage Trust
324,360	1.406%, 9/15/2046, Ser. 2013-C16, Class A1	324,088

	Total	22,526,160

Communications Services (2.3%)
	American Tower Corporation
1,800,000	3.450%, 9/15/2021	1,852,453
	American Tower Trust I
1,000,000	1.551%, 3/15/2018*	998,437
	AT&T, Inc.
1,400,000	2.263%, (LIBOR 3M + 0.930%), 6/30/2020[e]	1,419,896
2,000,000	3.200%, 3/1/2022	2,034,516
2,000,000	2.202%, (LIBOR 3M + 0.890%), 2/14/2023[e]	2,009,140
	Charter Communications Operating, LLC
1,000,000	3.579%, 7/23/2020	1,026,688
1,000,000	4.464%, 7/23/2022	1,054,609
	Cox Communications, Inc.
1,500,000	3.150%, 8/15/2024[f]	1,486,201
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	256,941
1,000,000	2.250%, 9/1/2021	990,391
1,000,000	3.200%, 9/1/2024	993,596
	Discovery Communications, LLC
2,000,000	2.950%, 3/20/2023	1,990,467
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,263,813
	SES Global Americas Holdings GP
1,125,000	2.500%, 3/25/2019[f]	1,124,313
	Viacom, Inc.
1,500,000	3.875%, 12/15/2021	1,538,395

	Total	20,039,856

Consumer Cyclical (2.1%)
	BMW US Capital, LLC
1,450,000	1.500%, 4/11/2019[f]	1,443,706
	CVS Health Corporation
870,000	2.250%, 8/12/2019	871,419
	Daimler Finance North America, LLC
2,000,000	1.842%, (LIBOR 3M + 0.530%), 5/5/2020[e,f]	2,008,112
	eBay, Inc.
725,000	2.500%, 3/9/2018	727,220
	Ford Motor Credit Company, LLC
2,000,000	2.601%, (LIBOR 3M + 1.270%), 3/28/2022[e]	2,028,660
	General Motors Financial Company, Inc.
1,700,000	2.289%, (LIBOR 3M + 0.930%), 4/13/2020[e]	1,713,194
3,500,000	2.643%, (LIBOR 3M + 1.310%), 6/30/2022[e]	3,554,740
	Home Depot, Inc.
1,600,000	4.400%, 4/1/2021	1,719,514
	Hyundai Capital Services, Inc.
2,000,000	3.000%, 3/6/2022[f]	1,984,715
1,500,000	3.000%, 8/29/2022[f]	1,486,181
	Newell Rubbermaid, Inc.
1,150,000	3.150%, 4/1/2021	1,175,115
	Ralph Lauren Corporation
225,000	2.625%, 8/18/2020	228,052

	Total	18,940,628

Consumer Non-Cyclical (6.5%)
	Abbott Laboratories
1,900,000	2.350%, 11/22/2019	1,910,962

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Consumer Non-Cyclical (6.5%) - continued
	Actavis Funding SCS
$2,215,000	2.565%, (LIBOR 3M + 1.255%), 3/12/2020[e]	$2,255,721
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	506,612
	Anheuser-Busch InBev Finance, Inc.
2,000,000	2.571%, (LIBOR 3M + 1.260%), 2/1/2021[e]	2,069,716
1,335,000	3.300%, 2/1/2023	1,377,095
	BAT Capital Corporation
2,000,000	2.195%, (LIBOR 3M + 0.880%), 8/15/2022[e,f]	2,018,631
	BAT International Finance plc
1,905,000	1.830%, (LIBOR 3M + 0.510%), 6/15/2018[e,f]	1,908,180
	Bayer U.S. Finance, LLC
1,000,000	2.375%, 10/8/2019[f]	1,005,222
	Becton, Dickinson and Company
1,950,000	3.125%, 11/8/2021	1,991,047
	Boston Scientific Corporation
1,665,000	6.000%, 1/15/2020	1,797,322
	Bunge Limited Finance Corporation
2,000,000	3.500%, 11/24/2020	2,050,117
	Bunge, Ltd. Finance Corporation
1,000,000	3.000%, 9/25/2022	999,703
	Celgene Corporation
1,050,000	3.550%, 8/15/2022	1,087,563
	Church & Dwight Company, Inc.
1,155,000	2.450%, 12/15/2019	1,162,770
	CK Hutchison International, Ltd.
2,000,000	2.750%, 3/29/2023[f]	1,981,517
	Constellation Brands, Inc.
1,000,000	2.700%, 5/9/2022	1,002,528
	Express Scripts Holding Company
1,000,000	4.750%, 11/15/2021	1,079,854
1,100,000	3.000%, 7/15/2023	1,094,666
	Forest Laboratories, LLC
596,000	4.375%, 2/1/2019[f]	609,741
	H. J. Heinz Company
1,950,000	3.500%, 7/15/2022	2,014,487
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,575,777
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[f]	1,558,277
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[f]	2,505,123
	Kraft Heinz Foods Company
1,500,000	2.129%, (LIBOR 3M + 0.820%), 8/10/2022[e]	1,515,595
	Kroger Company
1,500,000	2.800%, 8/1/2022	1,503,955
	Laboratory Corporation of America Holdings
1,390,000	2.625%, 2/1/2020	1,401,151
	Mead Johnson Nutrition Company
1,000,000	3.000%, 11/15/2020	1,022,126
	Merck & Company, Inc.
1,490,000	1.684%, (LIBOR 3M + 0.375%), 2/10/2020[e]	1,499,305
	Mondelez International, Inc.
1,484,000	1.831%, (LIBOR 3M + 0.520%), 2/1/2019[e]	1,487,920
	Mylan NV
1,035,000	3.150%, 6/15/2021	1,046,629
	PepsiCo, Inc.
1,065,000	1.877%, (LIBOR 3M + 0.530%), 10/6/2021[e]	1,081,829
	Pernod Ricard SA
1,915,000	4.250%, 7/15/2022[f]	2,047,121
	Philip Morris International, Inc.
2,000,000	2.375%, 8/17/2022	1,983,983
	Reynolds American, Inc.
447,000	3.250%, 6/12/2020	458,247
	Shire Acquisitions Investments Ireland Designated Activity Company
1,850,000	1.900%, 9/23/2019	1,842,408
	Smithfield Foods, Inc.
720,000	2.700%, 1/31/2020[f]	721,881
1,000,000	2.650%, 10/3/2021[f]	991,853
	Teva Pharmaceutical Finance Netherlands III BV
1,875,000	2.200%, 7/21/2021	1,763,326
	Unilever Capital Corporation
2,000,000	2.200%, 3/6/2019	2,010,415

	Total	57,940,375

Energy (4.0%)
	Anadarko Petroleum Corporation
860,000	4.850%, 3/15/2021	913,123
	BP Capital Markets plc
1,400,000	1.676%, 5/3/2019	1,397,001
1,500,000	1.974%, (LIBOR 3M + 0.650%), 9/19/2022[e]	1,507,882
	Canadian Natural Resources, Ltd.
1,500,000	2.950%,1/15/2023	1,508,009
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,001,679
500,000	1.824%, (LIBOR 3M + 0.510%), 11/16/2018[e]	502,353
	DCP Midstream Operating, LP
1,350,000	2.700%, 4/1/2019	1,341,562
	Devon Energy Corporation
2,000,000	3.250%, 5/15/2022[i]	2,029,346
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,247,304
	Enbridge, Inc.
2,000,000	2.900%, 7/15/2022	2,010,614
	Encana Corporation
1,000,000	3.900%, 11/15/2021	1,036,950
	EOG Resources, Inc.
975,000	2.625%, 3/15/2023	968,204
	EQT Corporation
1,000,000	3.000%, 10/1/2022	996,074
	Exxon Mobil Corporation
1,900,000	1.708%, 3/1/2019	1,901,547
1,465,000	1.686%, (LIBOR 3M + 0.370%), 3/6/2022[e]	1,475,688
	Marathon Oil Corporation
2,000,000	2.800%, 11/1/2022	1,964,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Energy (4.0%) - continued
	Marathon Petroleum Corporation
$1,325,000	3.400%, 12/15/2020	$1,364,831
	Petrobras Global Finance BV
1,200,000	6.125%, 1/17/2022	1,297,200
	Petroleos Mexicanos
1,200,000	4.967%, (LIBOR 3M + 3.650%), 3/11/2022[e,f]	1,308,000
1,275,000	2.378%, 4/15/2025	1,274,318
	Schlumberger Holdings Corporation
1,325,000	3.000%, 12/21/2020[f]	1,353,873
	Shell International Finance BV
1,400,000	1.759%, (LIBOR 3M + 0.450%), 5/11/2020[e]	1,411,008
	Sinopec Group Overseas Development, Ltd.
1,175,000	1.750%, 9/29/2019[f]	1,160,882
	Sunoco Logistics Partners Operations, LP
1,675,000	4.400%, 4/1/2021	1,761,241
	Transcontinental Gas Pipe Line Company, LLC
650,000	7.850%, 2/1/2026	838,657

	Total	35,571,726

Financials (19.9%)
	ABN AMRO Bank NV
1,600,000	2.450%, 6/4/2020[f]	1,610,032
	Aflac, Inc.
1,650,000	2.400%, 3/16/2020	1,662,964
	American Express Credit Corporation
2,080,000	1.871%, (LIBOR 3M + 0.550%), 3/18/2019[e]	2,093,125
650,000	2.369%, (LIBOR 3M + 1.050%), 9/14/2020[e]	662,034
	American International Group, Inc.
1,150,000	3.300%, 3/1/2021	1,183,765
	Ares Capital Corporation
1,100,000	4.875%, 11/30/2018	1,131,109
	Athene Global Funding
2,000,000	2.564%, (LIBOR 3M + 1.230%), 7/1/2022[e,f]	2,028,268
	Bank of America Corporation
2,000,000	2.393%, (LIBOR 3M + 1.070%), 3/22/2018[e]	2,006,835
1,775,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[e]	1,790,621
1,500,000	1.971%, (LIBOR 3M + 0.650%), 10/1/2021[e]	1,503,663
1,065,000	2.523%, (LIBOR 3M + 1.160%), 1/20/2023[e]	1,084,391
1,500,000	2.365%, (LIBOR 3M + 1.000%), 4/24/2023[e]	1,520,772
1,500,000	2.816%, 7/21/2023[e]	1,498,172
900,000	4.000%, 1/22/2025	931,753
900,000	6.100%, 3/17/2025[e,j]	1,004,625
	Bank of New York Mellon Corporation
500,000	4.500%, 6/20/2023[e,j]	504,080
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,135,000	2.850%, 9/8/2021[f]	1,146,495
	Barclays plc
2,000,000	3.684%, 1/10/2023	2,042,634
	BB&T Corporation
1,220,000	2.074%, (LIBOR 3M + 0.715%), 1/15/2020[e]	1,229,357
	BNZ International Funding, Ltd.
2,000,000	2.016%, (LIBOR 3M + 0.700%), 2/21/2020[e,f]	2,012,812
1,175,000	2.299%, (LIBOR 3M + 0.980%), 9/14/2021[e,f]	1,188,315
	BPCE SA
1,000,000	2.535%, (LIBOR 3M + 1.220%), 5/22/2022[e,f]	1,014,046
	Caisse Centrale Desjardins du Quebec
1,760,000	2.043%, (LIBOR 3M + 0.665%), 1/29/2018[e,f]	1,762,402
	Capital One Financial Corporation
2,000,000	2.069%, (LIBOR 3M + 0.760%), 5/12/2020[e]	2,016,314
	Capital One NA
2,000,000	2.132%, (LIBOR 3M + 0.820%), 8/8/2022[e]	1,995,582
2,500,000	2.528%, (LIBOR 3M + 1.150%), 1/30/2023[e]	2,518,393
	Citigroup, Inc.
1,475,000	2.119%, (LIBOR 3M + 0.770%), 4/8/2019[e]	1,483,256
1,500,000	2.327%, (LIBOR 3M + 0.960%), 4/25/2022[e]	1,516,479
2,275,000	2.746%, (LIBOR 3M + 1.430%), 9/1/2023[e]	2,336,239
2,000,000	2.414%, (LIBOR 3M + 1.100%), 5/17/2024[e]	2,019,000
	CNA Financial Corporation
2,000,000	5.875%, 8/15/2020	2,170,443
1,250,000	5.750%, 8/15/2021	1,383,362
	Compass Bank
2,000,000	2.875%, 6/29/2022	1,985,550
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,500,000	11.000%, 6/30/2019[e,f,j]	1,702,500
1,400,000	2.500%, 1/19/2021	1,413,870
	Credit Agricole SA
1,350,000	2.159%, (LIBOR 3M + 0.800%), 4/15/2019[e,f]	1,362,007
1,450,000	2.287%, (LIBOR 3M + 0.970%), 6/10/2020[e,f]	1,472,489
950,000	8.125%, 12/23/2025[e,f,j]	1,143,490
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[f]	1,698,750
810,000	7.500%, 12/11/2023[e,f,j]	941,625
	Discover Bank
1,650,000	8.700%, 11/18/2019	1,835,445
	Discover Financial Services
2,250,000	2.600%, 11/13/2018	2,263,498
	European Investment Bank
1,500,000	1.250%, 5/15/2018	1,497,802
	Fifth Third Bancorp
1,100,000	2.875%, 10/1/2021	1,120,437
	Goldman Sachs Capital II
70,000	4.000%, (LIBOR 3M + 0.768%), 12/4/2017[e,j]	62,010

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Financials (19.9%) - continued
	Goldman Sachs Group, Inc.
$1,525,000	2.415%, (LIBOR 3M + 1.100%), 11/15/2018[e]	$1,538,176
1,755,000	2.523%, (LIBOR 3M + 1.160%), 4/23/2020[e]	1,785,514
1,530,000	2.485%, (LIBOR 3M + 1.170%), 11/15/2021[e]	1,552,410
2,000,000	2.365%, (LIBOR 3M + 1.000%), 7/24/2023[e]	2,012,723
1,125,000	2.917%, (LIBOR 3M + 1.600%), 11/29/2023[e]	1,171,801
	HCP, Inc.
1,145,000	4.000%, 12/1/2022	1,203,413
	Hospitality Properties Trust
1,500,000	4.250%, 2/15/2021	1,560,621
	HSBC Holdings plc
1,175,000	2.843%, (LIBOR 3M + 1.500%), 1/5/2022[e]	1,219,359
2,000,000	3.262%, 3/13/2023[e]	2,043,664
1,000,000	6.000%, 5/22/2027[e,j]	1,062,500
	Huntington Bancshares, Inc.
1,450,000	3.150%, 3/14/2021	1,483,625
	ING Groep NV
1,350,000	6.000%, 4/16/2020[e,i,j]	1,417,230
2,400,000	2.483%, (LIBOR 3M + 1.150%), 3/29/2022[e]	2,450,196
	International Lease Finance Corporation
1,440,000	5.875%, 8/15/2022	1,618,624
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[f]	1,534,860
	J.P. Morgan Chase & Company
2,000,000	2.267%, (LIBOR 3M + 0.900%), 1/25/2018[e]	2,004,020
1,400,000	2.250%, 1/23/2020	1,406,578
1,250,000	5.300%, 5/1/2020[e,j]	1,314,250
1,250,000	3.875%, 9/10/2024	1,304,667
	J.P. Morgan Chase Bank NA
1,150,000	1.918%, (LIBOR 3M + 0.590%), 9/23/2019[e]	1,158,459
	Japan Bank for International Cooperation
3,000,000	1.750%, 7/31/2018	2,999,490
	KeyBank NA
2,250,000	1.836%, (LIBOR 3M + 0.520%), 6/1/2018[e]	2,255,903
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	721,655
	Lloyds Bank plc
2,005,000	1.841%, (LIBOR 3M + 0.520%), 3/16/2018[e]	2,008,169
	Lloyds Banking Group plc
2,000,000	2.907%, 11/7/2023[b,d,e]	2,000,000
350,000	4.582%, 12/10/2025	369,103
	Macquarie Bank, Ltd.
500,000	2.539%, (LIBOR 3M + 1.180%), 1/15/2019[e,f]	505,304
	Metropolitan Life Global Funding I
2,250,000	3.650%, 6/14/2018[f]	2,276,288
	Mitsubishi UFJ Financial Group, Inc.
1,175,000	2.377%, (LIBOR 3M + 1.060%), 9/13/2021[e]	1,191,925
1,600,000	2.235%, (LIBOR 3M + 0.920%), 2/22/2022[e]	1,617,422
	Mizuho Financial Group Cayman 3, Ltd.
675,000	4.600%, 3/27/2024[f]	715,416
	Mizuho Financial Group, Inc.
1,175,000	2.457%, (LIBOR 3M + 1.140%), 9/13/2021[e]	1,194,689
1,500,000	2.257%, (LIBOR 3M + 0.940%), 2/28/2022[e]	1,513,050
	Morgan Stanley
1,000,000	5.450%, 7/15/2019[e,j]	1,037,200
1,950,000	2.109%, (LIBOR 3M + 0.800%), 2/14/2020[e]	1,959,693
900,000	5.550%, 7/15/2020[e,j]	945,000
2,000,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[e]	2,030,872
1,400,000	2.765%, (LIBOR 3M + 1.400%), 10/24/2023[e]	1,439,342
1,425,000	5.000%, 11/24/2025	1,560,366
	NCUA Guaranteed Notes
880,652	1.587%, (LIBOR 1M + 0.350%), 12/7/2020, Ser. 2010-A1, Class Ae	881,169
	Peachtree Corners Funding Trust
1,125,000	3.976%, 2/15/2025[f]	1,146,964
	Prudential Financial, Inc.
1,150,000	2.350%, 8/15/2019	1,155,283
	Realty Income Corporation
1,000,000	2.000%, 1/31/2018	1,000,319
	Regions Financial Corporation
1,000,000	3.200%, 2/8/2021	1,022,486
	Reliance Standard Life Global Funding II
1,400,000	2.500%, 4/24/2019[f]	1,405,856
	Royal Bank of Scotland Group plc
2,000,000	2.785%, (LIBOR 3M + 1.470%), 5/15/2023[e]	2,017,386
2,000,000	3.498%, 5/15/2023[e]	2,014,179
	Santander Holdings USA, Inc.
1,450,000	3.700%, 3/28/2022[f]	1,483,376
	Santander UK plc
750,000	3.125%, 1/8/2021	762,330
500,000	5.000%, 11/7/2023[f]	540,663
	Simon Property Group, LP
1,350,000	2.500%, 9/1/2020	1,362,532
1,400,000	2.500%, 7/15/2021	1,407,345
	Skandinaviska Enskilda Banken AB
2,500,000	1.375%, 5/29/2018[f]	2,495,250
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[f]	1,994,111
2,000,000	2.500%, 4/5/2022[f]	2,006,977
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[f]	1,017,988
	State Street Corporation
2,062,000	2.217%, (LIBOR 3M + 0.900%), 8/18/2020[e]	2,105,007
	Sumitomo Mitsui Banking Corporation
2,075,000	1.939%, (LIBOR 3M + 0.580%), 1/16/2018[e]	2,076,833

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Financials (19.9%) - continued
	Sumitomo Mitsui Financial Group, Inc.
$1,450,000	4.436%, 4/2/2024[f]	$1,530,968
	SunTrust Banks, Inc.
725,000	2.900%, 3/3/2021	736,806
	Svenska Handelsbanken AB
500,000	1.811%, (LIBOR 3M + 0.490%), 6/17/2019[e]	502,526
	Swedbank AB
1,750,000	1.750%, 3/12/2018[f]	1,749,839
	Synchrony Financial
1,175,000	2.541%, (LIBOR 3M + 1.230%), 2/3/2020[e]	1,189,685
1,230,000	4.250%, 8/15/2024	1,280,002
	Toronto-Dominion Bank
1,400,000	2.249%, (LIBOR 3M + 0.930%), 12/14/2020[e]	1,425,887
	UBS AG
2,000,000	2.029%, (LIBOR 3M + 0.700%), 3/26/2018[e]	2,005,381
	USB Group Funding Jersey, Ltd.
1,750,000	2.768%, (LIBOR 3M + 1.440%), 9/24/2020[e,f]	1,783,788
	USB Realty Corporation
1,200,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[e,f,j]	1,068,000
	Voya Financial, Inc.
686,000	2.900%, 2/15/2018	687,905
500,000	5.650%, 5/15/2053[e]	527,900
	Wells Fargo & Company
1,760,000	2.058%, (LIBOR 3M + 0.680%), 1/30/2020[e]	1,778,319
750,000	3.450%, 2/13/2023	770,101
1,400,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[e]	1,440,393
900,000	5.875%, 6/15/2025[e,j]	1,006,200
900,000	4.100%, 6/3/2026	936,927

	Total	176,051,069

Foreign Government (0.8%)
	Argentina Government International Bond
1,440,000	5.625%, 1/26/2022	1,512,000
	Bank of England Euro Note
1,000,000	1.250%, 3/16/2018[f]	999,296
	Export-Import Bank of Korea
1,720,000	2.250%, 1/21/2020	1,711,410
	Kommunalbanken AS
2,760,000	1.500%, 10/22/2019[f]	2,741,315
	Poland Government International Bond
125,000	4.000%, 1/22/2024	133,935

	Total	7,097,956

Mortgage-Backed Securities (3.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
11,570,000	3.000%, 11/1/2032[d]	11,852,244
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
180,659	6.500%, 9/1/2037	200,607
10,270,000	4.000%, 11/1/2047[d]	10,777,483
	Federal National Mortgage Association Connecticut Avenue Securities
2,906,239	1.988%, (LIBOR 1M + 0.750%), 2/25/2030, Ser. 2017-C06, Class 2M1[e]	2,912,033
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
368,875	6.000%, 8/1/2024	413,582
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
259,588	3.480%, (LIBOR 12M + 1.730%), 9/1/2037[e]	270,917
108,346	2.821%, (LIBOR 12M + 1.071%), 10/1/2037[e]	107,537
1,307,041	2.541%, (LIBOR 12M + 1.517%), 1/1/2043[e]	1,341,809
3,155,220	1.749%, (LIBOR 12M + 1.550%), 7/1/2043[e]	3,255,013

	Total	31,131,225

Technology (2.4%)
	Amphenol Corporation
1,122,000	2.550%, 1/30/2019	1,130,311
	Apple, Inc.
2,450,000	1.612%, (LIBOR 3M + 0.300%), 5/6/2019[e]	2,460,989
1,900,000	1.609%, (LIBOR 3M + 0.300%), 5/6/2020[e]	1,909,813
	Broadcom Corporation
1,435,000	2.375%, 1/15/2020[f]	1,443,127
2,000,000	2.650%, 1/15/2023[f]	1,978,166
	Cisco Systems, Inc.
2,405,000	1.816%, (LIBOR 3M + 0.500%), 3/1/2019[e]	2,420,568
	Diamond 1 Finance Corporation
865,000	3.480%, 6/1/2019[f]	880,434
	Hewlett Packard Enterprise Company
2,200,000	3.273%, (LIBOR 3M + 1.930%), 10/5/2018[e]	2,235,121
	Intel Corporation
745,000	3.100%, 7/29/2022	772,910
	Microsoft Corporation
2,000,000	1.850%, 2/6/2020	2,000,830
	Oracle Corporation
1,325,000	2.500%, 5/15/2022	1,335,526
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	995,667
	VMware, Inc.
1,500,000	2.950%, 8/21/2022	1,503,497

	Total	21,066,959

Transportation (1.6%)
	Air Canada Pass Through Trust
1,025,708	3.875%, 3/15/2023[f]	1,030,837

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Transportation (1.6%) - continued
	American Airlines Pass Through Trust
$1,025,795	5.600%, 7/15/2020[f]	$1,073,879
1,094,220	4.950%, 1/15/2023	1,169,666
726,055	3.700%, 5/1/2023	728,778
	British Airways plc
1,276,413	4.625%, 6/20/2024[f]	1,368,442
	Continental Airlines, Inc.
1,829,512	4.150%, 4/11/2024	1,925,562
	Delta Air Lines, Inc.
122,280	4.950%, 5/23/2019	126,083
476,239	4.750%, 5/7/2020	497,703
	ERAC USA Finance, LLC
1,400,000	2.600%, 12/1/2021[f]	1,391,046
	J.B. Hunt Transport Services, Inc.
1,200,000	3.300%, 8/15/2022	1,229,308
	TTX Company
2,000,000	2.250%, 2/1/2019[f]	2,002,145
650,000	4.125%, 10/1/2023*	688,313
	US Airways Pass Through Trust
805,549	3.950%, 11/15/2025	836,764

	Total	14,068,526

U.S. Government and Agencies (16.8%)
	Federal Home Loan Bank
3,000,000	1.375%, 11/15/2019	2,982,696
	Federal National Mortgage Association
14,500,000	1.250%, 8/17/2021	14,148,868
	U.S. Treasury Bonds
6,750,000	5.500%, 8/15/2028	8,750,742
690,000	3.000%, 5/15/2042	711,670
2,705,000	2.500%, 5/15/2046	2,503,710
	U.S. Treasury Bonds, TIPS
5,317,850	0.125%, 1/15/2023	5,294,108
6,715,670	0.625%, 1/15/2026	6,798,596
6,148,554	0.375%, 1/15/2027	6,066,210
5,698,495	1.000%, 2/15/2046	5,793,826
	U.S. Treasury Notes
15,000,000	0.875%, 3/31/2018	14,976,563
46,000,000	1.000%, 11/30/2018	45,755,625
3,350,000	1.500%, 10/31/2019	3,343,195
2,800,000	1.125%, 8/31/2021	2,722,125
6,850,000	2.125%, 6/30/2022	6,889,066
570,000	1.625%, 8/15/2022	560,493
1,500,000	2.125%, 7/31/2024	1,491,562
2,800,000	2.250%, 2/15/2027	2,772,547
	U.S. Treasury Notes, TIPS
17,608,770	0.125%, 4/15/2021	17,636,628

	Total	149,198,230

Utilities (2.3%)
	Ameren Corporation
1,100,000	2.700%, 11/15/2020	1,111,123
	Berkshire Hathaway Energy Company
1,250,000	2.400%, 2/1/2020	1,259,221
	DTE Energy Company
570,000	2.400%, 12/1/2019	572,174
	Electricite de France SA
1,000,000	5.250%, 1/29/2023[e,f,j]	1,041,250
	Enel Finance International NV
2,000,000	2.750%, 4/6/2023[f]	1,985,261
	Eversource Energy
1,265,000	1.600%, 1/15/2018	1,264,841
1,250,000	1.450%, 5/1/2018	1,248,573
	Exelon Corporation
1,350,000	2.850%, 6/15/2020	1,373,250
1,250,000	3.497%, 6/1/2022	1,286,278
	Exelon Generation Company, LLC
1,125,000	2.950%, 1/15/2020	1,142,236
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043[e]	893,817
	PG&E Corporation
1,500,000	2.400%, 3/1/2019	1,505,399
	PPL Capital Funding, Inc.
1,420,000	3.500%, 12/1/2022	1,474,866
	Public Service Electric And Gas Company
2,070,000	1.800%, 6/1/2019	2,067,301
	Sempra Energy
1,420,000	2.400%, 3/15/2020	1,426,026
	Southern California Edison Company
835,000	2.400%, 2/1/2022	836,712

	Total	20,488,328

	Total Long-Term Fixed Income (cost $839,337,964)	842,266,249

Shares	Preferred Stock (0.4%)	Value
Financials (0.3%)
54,000	Citigroup, Inc., 7.750%[e]	1,469,880
7,350	Farm Credit Bank of Texas, 6.750%[f,j]	808,500

	Total	2,278,380

Utilities (0.1%)
44,000	Southern California Edison Company
	Trust IV, 5.375%[j]	1,188,880

	Total	1,188,880

	Total Preferred Stock (cost $3,325,400)	3,467,260

Shares	Common Stock (<0.1%)	Value
Energy (<0.1%)
1,701	Arch Coal, Inc.	129,990

	Total	129,990

	Total Common Stock (cost $110,179)	129,990

Shares	Collateral Held for Securities Loaned (0.4%)	Value
3,466,660	Thrivent Cash Management Trust	3,466,660

	Total Collateral Held for Securities Loaned (cost $3,466,660)	3,466,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Shares or Principal Amount	Short-Term Investments (6.1%)[k]	Value
	Federal Farm Credit Bank Discount Notes
400,000	1.100%, 1/17/2018	$399,042
	Federal Home Loan Bank Discount Notes
3,200,000	1.010%, 11/7/2017	3,199,463
200,000	1.030%, 11/9/2017	199,955
4,000,000	1.037%, 11/10/2017	3,998,988
2,200,000	1.040%, 12/27/2017[l]	2,196,440
100,000	1.095%, 1/12/2018	99,776
1,400,000	1.115%, 1/19/2018	1,396,559
	Thrivent Core Short-Term Reserve Fund
4,247,686	1.350%	42,476,858
	U.S. Treasury Bills
340,000	1.016%, 12/28/2017[m]	339,440

	Total Short-Term Investments (cost $54,306,545)	54,306,521

	Total Investments (cost $908,729,737) 102.8%	$911,233,340

	Other Assets and Liabilities, Net (2.8%)	(25,207,419)

	Total Net Assets 100.0%	$886,025,921

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes variable rate securities. The rate shown is as of October 31, 2017.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $221,337,946 or 25.0% of total net assets.

g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
h	All or a portion of the security is insured or guaranteed.
i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At October 31, 2017, $99,835 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of October 31, 2017 was $75,078,887 or 8.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2017

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$3,300,000
American Tower Trust I, 3/15/2018	3/6/2013	1,000,000
Apidos CLO XVIII, 7/22/2026	4/4/2017	3,400,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	3,050,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	2,750,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	3,450,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	3,800,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	3,000,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	2,479,540
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,000,000
CLUB Credit Trust, 4/17/2023	6/14/2017	1,507,257
Cold Storage Trust, 4/15/2036	4/20/2017	4,850,000
Colt Mortgage Loan Trust, 5/27/2047	4/27/2017	2,576,887
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	459,376
Deephaven Residential Mortgage Trust, 12/26/2046	4/7/2017	1,603,435
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	2,080,396
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	3,050,000
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	897,674
FRS, LLC, 4/15/2043	4/10/2013	943,151
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,200,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	3,450,000
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	1,606,616
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	1,611,803
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	2,800,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	3,350,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	3,300,000
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	1,325,000
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	1,046,343
TTX Company, 10/1/2023	9/19/2013	649,994
Upstart Securitization Trust, 6/20/2024	6/13/2017	2,312,165
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,045,425
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	390,462

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$3,347,176

Total lending	$3,347,176
Gross amount payable upon return of collateral for securities loaned	$3,466,660

Net amounts due to counterparty	$119,484

Definitions:

CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security
Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (1.7%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$264,336	4.492%, (LIBOR 1M + 3.250%), 3/7/2024	$266,815
	Big River Steel, LLC, Term Loan
270,000	6.333%, (LIBOR 3M + 5.000%), 8/15/2023[b]	274,725
	Chemours Company, Term Loan
311,701	3.750%, (LIBOR 1M + 2.500%), 5/12/2022	314,170
	CONSOL Mining Corporation, Term Loan
250,000	0.000%, (LIBOR 3M + 6.000%), 10/30/2022[b,c,d]	248,750
	Contura Energy, Inc., Term Loan
417,100	6.280%, (LIBOR 2M + 5.000%), 3/17/2024	412,670
	Peabody Energy Corporation, Term Loan
412,588	4.742%, (LIBOR 1M + 3.500%), 3/31/2022	415,295
	Tronox Finance, LLC, Term Loan
182,907	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	184,356
422,093	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	425,436

	Total	2,542,217

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
268,354	3.952%, (LIBOR 1W + 2.750%), 11/10/2023	270,635
	Berry Plastics Corporation, Term Loan
266,667	3.488%, (LIBOR 1M + 2.250%), 2/8/2020	267,933
120,000	3.488%, (LIBOR 1M + 2.250%), 1/6/2021	120,544
463,834	3.488%, (LIBOR 1M + 2.250%), 1/19/2024	465,212
	Cortes NP Intermediate Holding II Corporation, Term Loan
805,000	5.689%, (LIBOR 1M + 4.000%), 11/30/2023	810,539
	Sterigenics-Nordion Holdings, LLC, Term Loan
552,225	4.242%, (LIBOR 1M + 3.000%), 5/15/2022	552,225

	Total	2,487,088

Communications Services (0.5%)
	Beasley Broadcast Group, Inc., Term Loan
195,623	7.237%, (LIBOR 1W + 6.000%), 11/1/2023	197,334
	Cengage Learning Acquisitions, Term Loan
683,373	5.485%, (LIBOR 1M + 4.250%), 6/7/2023	639,166
	CenturyLink, Inc., Term Loan
555,000	2.750%, (LIBOR 1M + 2.750%), 1/31/2025[c,d]	547,602
	Charter Communications Operating, LLC, Term Loan
238,135	3.250%, (LIBOR 1M + 2.000%), 7/1/2020	239,192
233,173	3.250%, (LIBOR 1M + 2.000%), 1/3/2021	234,078
	Coral-US Co-Borrower, LLC, Term Loan
1,095,000	4.742%, (LIBOR 1M + 3.500%), 11/19/2024	1,098,931
	Frontier Communications Corporation, Term Loan
493,762	4.990%, (LIBOR 1M + 3.750%), 6/1/2024	469,336
	Hargray Merger Subsidiary Corporation, Term Loan
289,575	4.242%, (LIBOR 1M + 3.000%), 3/24/2024[c,d]	290,421
	Intelsat Jackson Holdings SA, Term Loan
198,591	4.071%, (LIBOR 3M + 2.750%), 6/30/2019	197,899
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
905,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022	837,695
110,493	8.109%, (LIBOR 3M + 6.750%), 7/7/2023[b]	108,559
	LTS Buyer, LLC, Term Loan
587,675	6.500%, (LIBOR 1M + 3.250%), 4/13/2020	588,780
	McGraw-Hill Global Education Holdings, LLC, Term Loan
841,240	5.242%, (LIBOR 1M + 4.000%), 5/4/2022	838,961
	Mediacom Illinois, LLC, Term Loan
208,950	3.460%, (LIBOR 1W + 2.250%), 2/15/2024	209,408
	NEP/NCP Holdco, Inc., Term Loan
577,063	4.492%, (LIBOR 1M + 3.250%), 7/21/2022	578,869
45,374	8.238%, (LIBOR 1M + 7.000%), 1/23/2023	45,658
	New LightSquared, Term Loan
131,412	20.134%,PIK 9.97%, (LIBOR 3M + 8.750%), 12/7/2020[e]	125,950
	Raycom TV Broadcasting, LLC, Term Loan
370,000	3.988%, (LIBOR 1M + 2.750%), 8/18/2024	372,775
	SFR Group SA, Term Loan
194,025	4.130%, (LIBOR 3M + 2.750%), 6/22/2025	193,610
	Sprint Communications, Inc., Term Loan
870,625	3.750%, (LIBOR 1M + 2.500%), 2/2/2024	873,524
	Syniverse Holdings, Inc., Term Loan
554,261	4.333%, (LIBOR 3M + 3.000%), 4/23/2019	539,174
	TNS, Inc., Term Loan
570,000	0.000%, (LIBOR 1M + 4.000%), 8/14/2022[c,d]	571,283

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (1.7%)[a]	Value
Communications Services (0.5%) - continued
	Univision Communications, Inc., Term Loan
$698,904	3.992%, (LIBOR 1M + 2.750%), 3/15/2024	$696,283
	Virgin Media Bristol, LLC, Term Loan
475,000	3.989%, (LIBOR 1M + 2.750%), 1/31/2025	476,781
	WideOpenWest Finance, LLC, Term Loan
725,000	4.487%, (LIBOR 1M + 3.250%), 8/6/2023	725,906

	Total	11,697,175

Consumer Cyclical (0.2%)
	Amaya Holdings BV, Term Loan
1,009,944	4.833%, (LIBOR 3M + 3.500%), 8/1/2021	1,016,599
	Burlington Coat Factory Warehouse Corporation, Term Loan
496,130	3.990%, (LIBOR 1M + 2.750%), 7/29/2021	496,597
	Ceridian HCM Holding, Inc., Term Loan
254,168	4.739%, (LIBOR 1M + 3.500%), 9/15/2020	254,168
	Four Seasons Hotels, Ltd., Term Loan
397,995	3.742%, (LIBOR 1M + 2.500%), 11/30/2023	400,634
	Golden Entertainment, Inc., Term Loan
675,000	4.240%, (LIBOR 3M + 3.000%), 8/15/2024	675,284
105,000	0.000%, (LIBOR 3M + 7.000%), 8/15/2025[c,d]	105,788
	Golden Nugget, Inc., Term Loan
533,652	4.526%, (LIBOR 1M + 3.250%), 10/4/2023	538,913
	IMG Worldwide, Inc., Term Loan
200,000	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b]	201,000
	KAR Auction Services, Inc., Term Loan
214,352	3.875%, (LIBOR 3M + 2.500%), 3/9/2023	215,781
	Mohegan Tribal Gaming Authority, Term Loan
516,336	5.242%, (LIBOR 1M + 4.000%), 10/13/2023[c,d]	521,902
	Scientific Games International, Inc., Term Loan
1,020,000	4.516%, (LIBOR 1M + 3.250%), 8/14/2024	1,031,332

	Total	5,457,998

Consumer Non-Cyclical (0.2%)
	Air Medical Group Holdings, Inc., Term Loan
1,022,417	5.239%, (LIBOR 1M + 4.000%), 4/28/2022	1,026,251
105,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[c,d]	105,460
	Albertson’s, LLC, Term Loan
352,275	4.330%, (LIBOR 3M + 3.000%), 12/21/2022	340,787
448,967	4.317%, (LIBOR 3M + 3.000%), 6/22/2023	434,564
	CHS/Community Health Systems, Inc., Term Loan
420,292	4.317%, (LIBOR 3M + 3.000%), 1/27/2021	406,203
	Endo Luxembourg Finance Company I SARL., Term Loan
294,262	5.500%, (LIBOR 1M + 4.250%), 4/27/2024	298,088
	JBS USA LUX SA, Term Loan
825,850	3.739%, (LIBOR 1M + 2.500%), 10/30/2022	807,789
	Ortho-Clinical Diagnostics, Inc., Term Loan
731,620	5.083%, (LIBOR 3M + 3.750%), 6/30/2021	734,978
	Revlon Consumer Products Corporation, Term Loan
338,291	4.742%, (LIBOR 1M + 3.500%), 9/7/2023	291,353
	Valeant Pharmaceuticals International, Inc., Term Loan
896,145	5.990%, (LIBOR 1M + 4.750%), 4/1/2022	915,753

	Total	5,361,226

Energy (0.1%)
	Expro Holdings UK 2, Ltd., Term Loan
339,500	6.066%, (LIBOR 3M + 4.750%), 9/2/2021	216,713
	Houston Fuel Oil Terminal, LLC, Term Loan
611,100	4.830%, (LIBOR 3M + 3.500%), 8/19/2021	613,777
	MEG Energy Corporation, Term Loan
233,825	4.833%, (LIBOR 3M + 3.500%), 12/31/2023	234,440
	MRC Global US, Inc., Term Loan
195,000	4.742%, (LIBOR 1M + 3.500%), 9/15/2024[b]	197,437
	Pacific Drilling SA, Term Loan
416,512	4.875%, (LIBOR 3M + 3.500%), 6/3/2018	135,812

	Total	1,398,179

Financials (0.2%)
	ASP AMC Merger Sub, Inc., Term Loan
629,401	4.833%, (LIBOR 3M + 3.500%), 4/13/2024	627,828
	Avolon TLB Borrower 1 US, LLC, Term Loan
563,588	3.489%, (LIBOR 1M + 2.250%), 4/3/2022	567,781
	Delos Finance SARL, Term Loan
230,000	3.333%, (LIBOR 2M + 2.000%), 10/6/2023	231,617

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (1.7%)[a]	Value
Financials (0.2%) - continued
	Digicel International Finance, Ltd., Term Loan
$215,000	5.070%, (LIBOR 3M + 3.750%), 5/10/2024	$216,666
	DJO Finance, LLC, Term Loan
391,000	4.539%, (LIBOR 1M + 3.250%), 6/7/2020	391,082
	Ineos Finance, LLC, Term Loan
590,115	3.941%, (LIBOR 1M + 2.750%), 3/31/2022	590,392
	MoneyGram International, Inc., Term Loan
611,024	4.583%, (LIBOR 3M + 3.250%), 3/28/2020	610,260
	TransUnion, LLC, Term Loan
395,000	3.242%, (LIBOR 1M + 2.000%), 4/9/2023	396,110

	Total	3,631,736

Technology (0.1%)
	Harland Clarke Holdings Corporation, Term Loan
385,452	7.333%, (LIBOR 3M + 6.000%), 12/31/2021	385,333
166,011	6.833%, (LIBOR 3M + 5.500%), 2/9/2022[c,d]	165,981
555,000	0.000%, (LIBOR 3M + 4.750%), 10/31/2023[c,d]	557,081
	ON Semiconductor Corporation, Term Loan
111,261	3.492%, (LIBOR 1M + 2.250%), 3/31/2023	111,736
	Rackspace Hosting, Inc., Term Loan
458,850	4.311%, (LIBOR 2M + 3.000%), 11/3/2023	458,565
	Western Digital Corporation, Term Loan
699,713	3.990%, (LIBOR 1M + 2.750%), 4/29/2023	701,812

	Total	2,380,508

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
713,213	5.742%, (LIBOR 1M + 4.500%), 5/18/2023	719,453
	OSG Bulk Ships, Inc., Term Loan
149,678	5.570%, (LIBOR 3M + 4.250%), 8/5/2019[c,d]	144,066
	XPO Logistics, Inc., Term Loan
370,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021	372,009

	Total	1,235,528

Utilities (0.1%)
	Calpine Corporation, Term Loan
618,671	4.090%, (LIBOR 3M + 2.750%), 1/15/2024	621,374
	EnergySolutions, LLC, Term Loan
175,000	6.090%, (LIBOR 3M + 4.750%), 5/29/2020[b]	178,500
	HD Supply Waterworks, Term Loan
315,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024	316,969
	Intergen NV, Term Loan
313,403	5.840%, (LIBOR 3M + 4.500%), 6/13/2020	313,271
	Talen Energy Supply, LLC, Term Loan
233,663	5.242%, (LIBOR 1M + 4.000%), 7/6/2023	232,715

	Total	1,662,829

	Total Bank Loans (cost $38,206,490)	37,854,484

Shares	Registered Investment Companies (41.2%)	Value
Affiliated Equity Holdings (28.3%)
12,198,433	Thrivent Large Cap Growth Fund, Class S	136,988,397
1,656,712	Thrivent Large Cap Stock Fund, Class S	48,872,991
7,718,917	Thrivent Large Cap Value Fund, Class S	176,300,072
3,447,946	Thrivent Mid Cap Stock Fund, Class S	100,128,354
11,690,111	Thrivent Partner Worldwide Allocation Fund, Class S	133,267,261
1,108,903	Thrivent Small Cap Stock Fund, Class S	29,796,236

	Total	625,353,311

Affiliated Fixed Income Holdings (11.1%)
3,450,997	Thrivent Core Emerging Markets Debt Fund	34,026,832
7,456,577	Thrivent High Yield Fund, Class S	36,537,229
12,011,011	Thrivent Income Fund, Class S	111,221,958
5,061,462	Thrivent Limited Maturity Bond Fund, Class S	63,167,041

	Total	244,953,060

Equity Funds/Exchange Traded Funds (0.5%)
692	iShares MSCI EAFE Index Fund	48,184
6,959	iShares Russell 2000 Growth Index Fund	1,263,755
514	iShares Russell 2000 Index Fund	76,720
2,790	Materials Select Sector SPDR Fund	164,610
34,485	SPDR S&P 500 ETF Trust	8,867,818
10,410	SPDR S&P Biotech ETF	870,692
101	SPDR S&P MidCap 400 ETF Trust	33,696
3,380	SPDR S&P Oil & Gas Exploration & Production ETF	115,866
12,660	VanEck Vectors Oil Services ETF	306,878

	Total	11,748,219

Fixed Income Funds/Exchange Traded Funds (1.3%)
20,000	iShares Barclays 1-3 Year Credit Bond Fund	2,105,000
125,050	iShares iBoxx $ Investment Grade Corporate Bond ETF	15,148,557
43,760	SPDR Bloomberg Barclays High Yield Bond ETF	1,629,622

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Registered Investment Companies (41.2%)	Value
Fixed Income Funds/Exchange Traded Funds (1.3%) - continued
115,900	Vanguard Short-Term Corporate Bond ETF	$9,276,636

	Total	28,159,815

	Total Registered Investment Companies (cost $655,614,274)	910,214,405

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Asset-Backed Securities (1.1%)
	Access Group, Inc.
100,795	1.738%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Af,g	100,263
	ALM Loan Funding CLO
675,000	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser. 2014-11A, Class A1R*,g	674,996
	AMSR Trust
725,000	2.637%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Af,g	726,392
	Apidos CLO XVIII
650,000	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,g	650,801
	Babson CLO, Ltd.
210,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,g	210,760
	Betony CLO, Ltd.
190,000	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,g	191,233
	Birchwood Park CLO, Ltd.
210,000	2.539%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,g	210,842
	BlueMountain CLO, Ltd.
475,000	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,g	476,314
	Carlyle Global Market Strategies CLO, Ltd.
200,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,g	201,386
	Cent CLO 16, LP
170,723	2.561%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,g	170,795
	Cent CLO 22, Ltd.
200,000	2.722%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,g	200,322
	Commonbond Student Loan Trust
522,195	2.730%, 10/25/2040, Ser. 2016-B, Class A1[f]	524,750
	DRB Prime Student Loan Trust
561,412	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	567,159
584,474	2.890%, 6/25/2040, Ser. 2016-B, Class A2[f]	585,978
	Dryden 34 Senior Loan Fund CLO
250,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,g	251,218
	Earnest Student Loan Program, LLC
616,165	3.020%, 5/25/2034, Ser. 2016-B, Class A2[f]	617,683
	Edlinc Student Loan Funding Trust
29,312	4.210%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,g	29,814
	Galaxy XX CLO, Ltd.
650,000	2.813%, (LIBOR 3M + 1.450%), 7/20/2027, Ser. 2015-20A, Class A*,g	652,203
	GoldenTree Loan Opportunities IX, Ltd.
250,000	2.748%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,g	250,685
	Golub Capital Partners CLO 23M, Ltd.
600,000	2.797%, (LIBOR 3M + 1.485%), 5/5/2027, Ser. 2015- 23A, Class A1*,g	600,456
	Limerock CLO III, LLC
650,000	2.563%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,g	652,458
	Madison Park Funding XIV, Ltd.
725,000	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,g	729,181
	Magnetite XII, Ltd.
650,000	2.689%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,g	651,946
	Marlette Funding Trust
967,446	2.390%, 7/15/2024, Ser. 2017-2A, Class Af	968,006
	Morgan Stanley Bank of America Merrill Lynch Trust
700,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	718,953
700,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	714,777
	Morgan Stanley Capital, Inc.
875,746	1.388%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPg	561,580
	Mountain View CLO, Ltd.
675,000	2.819%, (LIBOR 3M + 1.460%), 7/15/2027, Ser. 2015-9A, Class A1A*,g	675,305
	Murray Hill Marketplace Trust
129,982	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	130,395
	Neuberger Berman CLO XIV, Ltd.
425,000	2.628%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,g	428,223

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Asset-Backed Securities (1.1%) - continued
	Neuberger Berman CLO, Ltd.
$180,000	2.543%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,g	$181,012
	NZCG Funding CLO, Ltd.
675,000	2.925%, (LIBOR 3M + 1.550%), 4/27/2027, Ser. 2015-2A, Class A1*,g	675,923
	Octagon Investment Partners XX, Ltd.
675,000	2.439%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,g	678,341
	OHA Loan Funding, LLC
650,000	2.513%, (LIBOR 3M + 1.150%), 10/20/2026, Ser. 2014-1A, Class A1R*,g	652,088
	OneMain Financial Issuance Trust
525,000	4.100%, 3/20/2028, Ser. 2016-2A, Class Af	533,004
	OZLM VIII, Ltd.
210,000	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,g	210,625
	Race Point IX CLO, Ltd.
600,000	2.569%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,g	601,265
	Renaissance Home Equity Loan Trust
1,257,302	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[h]	935,871
	Shackleton, Ltd.
675,000	2.729%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,g	676,300
	SLM Student Loan Trust
135,406	1.638%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ag	134,052
59,635	2.289%, (LIBOR 1M + 1.050%), 5/17/2027, Ser. 2013-A, Class A2Bf,g	60,011
	SoFi Consumer Loan Program, LLC
609,991	3.260%, 8/25/2025, Ser. 2016-1, Class Af	618,626
732,317	3.050%, 12/26/2025, Ser. 2016-3, Class Af	738,385
804,468	2.140%, 9/25/2026, Ser. 2017-5, Class A1[f]	803,768
	SoFi Professional Loan Program, LLC
273,676	2.420%, 3/25/2030, Ser. 2015-A, Class A2[f]	273,500
1,500,000	2.490%, 1/25/2036, Ser. 2016-E, Class A2Bf	1,493,784
	Stanwich Mortgage Loan Company, LLC
516,740	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,h	517,785
	Symphony CLO VIII, Ltd.
72,043	2.450%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012- 8A, Class AR*,g	72,186
	Symphony CLO XV, Ltd.
650,000	2.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,g	652,246
	Verizon Owner Trust
175,000	2.060%, 9/20/2021, Ser. 2017-1A, Class Af	175,251
	Voya CLO 3, Ltd.
210,000	2.787%, (LIBOR 3M + 1.420%), 7/25/2026, Ser. 2014-3A, Class A1*,g	210,174

	Total	25,019,071

Basic Materials (0.4%)
	Alcoa Nederland Holding BV
455,000	6.750%, 9/30/2024[f]	505,742
	Anglo American Capital plc
550,000	4.875%, 5/14/2025[f]	587,413
	ArcelorMittal SA
325,000	6.000%, 3/1/2021	355,875
	BWAY Holding Company
475,000	5.500%, 4/15/2024[f]	494,594
	CF Industries, Inc.
800,000	3.450%, 6/1/2023[i]	790,000
	Chemours Company
460,000	5.375%, 5/15/2027	491,050
	First Quantum Minerals, Ltd.
320,000	7.500%, 4/1/2025[f]	338,800
	Georgia-Pacific, LLC
135,000	2.539%, 11/15/2019[f]	136,395
	Glencore Finance Canada, Ltd.
152,000	6.000%, 11/15/2041[f]	177,323
	Glencore Funding, LLC
100,000	2.419%, (LIBOR 3M + 1.060%), 4/16/2018[f,g]	100,250
152,000	4.125%, 5/30/2023[f]	159,238
200,000	4.000%, 3/27/2027[f]	201,329
	International Paper Company
390,000	4.350%, 8/15/2048	400,786
	Kinross Gold Corporation
304,000	5.950%, 3/15/2024	337,440
460,000	4.500%, 7/15/2027[f]	465,750
	Novelis Corporation
175,000	5.875%, 9/30/2026[f]	180,358
	Olin Corporation
560,000	5.125%, 9/15/2027	588,700
	Peabody Securities Finance Corporation
465,000	6.375%, 3/31/2025[f]	479,531
	Sherwin-Williams Company
353,000	3.125%, 6/1/2024	357,202
	Steel Dynamics, Inc.
385,000	5.000%, 12/15/2026	407,138
	Vale Overseas, Ltd.
364,000	5.875%, 6/10/2021	398,580
225,000	6.250%, 8/10/2026	259,205
230,000	6.875%, 11/10/2039	274,781

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Basic Materials (0.4%) - continued
	Westlake Chemical Corporation
$304,000	3.600%, 8/15/2026	$306,702

	Total	8,794,182

Capital Goods (0.6%)
	AECOM
590,000	5.875%, 10/15/2024	651,065
	Ardagh Packaging Finance plc
480,000	6.000%, 2/15/2025[f]	509,400
	Ashtead Capital, Inc.
435,000	4.125%, 8/15/2025[f]	438,263
	Bombardier, Inc.
580,000	7.500%, 3/15/2025[f]	598,850
	Building Materials Corporation of America
460,000	6.000%, 10/15/2025[f]	497,375
	CEMEX SAB de CV
510,000	6.125%, 5/5/2025[f]	543,915
	Cintas Corporation No. 2
230,000	3.700%, 4/1/2027	239,716
	CNH Industrial NV
450,000	4.500%, 8/15/2023	475,875
	Crown Americas Capital Corporation IV
325,000	4.500%, 1/15/2023	338,357
	Crown Cork & Seal Company, Inc.
450,000	7.375%, 12/15/2026	528,750
	General Dynamics Corporation
420,000	2.375%, 11/15/2024	412,121
	General Electric Company
415,000	5.000%, 1/21/2021[g,j]	431,986
	L3 Technologies, Inc.
732,000	3.950%, 5/28/2024	762,036
	Lockheed Martin Corporation
105,000	2.500%, 11/23/2020	106,312
312,000	3.600%, 3/1/2035	310,051
304,000	4.500%, 5/15/2036	335,860
78,000	6.150%, 9/1/2036	101,373
	Northrop Grumman Corporation
550,000	3.850%, 4/15/2045	544,660
	Owens-Brockway Glass Container, Inc.
615,000	5.000%, 1/15/2022[f]	650,362
	Pentair Finance SA
500,000	2.900%, 9/15/2018	503,714
	Republic Services, Inc.
235,000	2.900%, 7/1/2026	229,914
	Reynolds Group Issuer, Inc.
570,000	5.125%, 7/15/2023[f]	593,513
	Roper Industries, Inc.
363,000	2.050%, 10/1/2018	363,866
	Roper Technologies, Inc.
228,000	2.800%, 12/15/2021	230,169
	Siemens Financieringsmaatschappij NV
636,000	4.200%, 3/16/2047[f]	683,891
	Standard Industries, Inc.
195,000	5.500%, 2/15/2023[f]	205,725
	Textron, Inc.
190,000	5.600%, 12/1/2017	190,549
250,000	7.250%, 10/1/2019	273,201
510,000	3.375%,3/1/2028	507,148
	United Rentals North America, Inc.
435,000	5.500%,7/15/2025	464,906
	United Technologies Corporation
390,000	4.050%, 5/4/2047	400,229
	Waste Management, Inc.
75,000	3.125%, 3/1/2025	75,812

	Total	13,198,964

Collateralized Mortgage Obligations (0.9%)
	Alternative Loan Trust
220,374	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	188,980
	Angel Oak Mortgage Trust I, LLC
222,754	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	223,705
	Bayview Opportunity Master Fund Trust
578,765	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Af,g	601,260
978,040	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Af,g	1,016,115
	BCAP, LLC Trust
497,665	1.418%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[g]	468,413
	Citigroup Mortgage Loan Trust, Inc.
301,219	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	298,077
	CitiMortgage Alternative Loan Trust
992,751	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	874,523
	COLT Mortgage Loan Trust
389,223	2.800%, 12/26/2046, Ser. 2016-3, Class A1*,g	389,367
1,141,093	2.415%, 10/25/2047, Ser. 2017-2, Class A1Af,g	1,142,949
	Countrywide Alternative Loan Trust
331,040	3.399%, 10/25/2035, Ser. 2005-43, Class 4A1[g]	292,963
340,990	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	287,983
186,437	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	181,462
962,596	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	807,109
927,923	7.000%, 10/25/2037, Ser. 2007-24, Class A10	557,493
	Countrywide Home Loans, Inc.
352,704	5.750%, 4/25/2037, Ser. 2007-3, Class A27	306,277
	Deutsche Alt-A Securities Mortgage Loan Trust
256,526	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	233,210
	Federal Home Loan Mortgage Corporation
1,226,932	4.000%, 7/15/2031, Ser.- 4104, Class KIk	137,101
787,996	3.000%, 2/15/2033, Ser. 4170, Class IGk	91,473

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Collateralized Mortgage Obligations (0.9%) - continued
	Federal National Mortgage Association
$1,551,122	3.500%, 1/25/2033, Ser. 2012-150, Class YIk	$201,729
	J.P. Morgan Mortgage Trust
169,406	3.778%, 6/25/2036, Ser. 2006-A4, Class 1A2[g]	160,956
86,276	3.566%, 10/25/2036, Ser. 2006-A6, Class 1A2[g]	80,502
707,284	1.618%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[g]	431,799
922,186	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	620,895
	MASTR Alternative Loans Trust
263,593	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	266,088
476,033	1.688%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[g]	238,724
	Merrill Lynch Alternative Note Asset Trust
259,947	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	220,165
	Preston Ridge Partners Mortgage Trust, LLC
1,531,465	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,h	1,528,554
	Pretium Mortgage Credit Partners, LLC
746,300	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[f,h]	750,003
	Residential Asset Securitization Trust
886,163	1.618%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[g]	227,514
	Sunset Mortgage Loan Company, LLC
1,004,677	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,h	1,002,971
424,701	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,h	424,840
	TBW Mortgage-Backed Trust
2,103,175	5.965%, 7/25/2037, Ser. 2007-2, Class A1Ag	1,320,263
	Towd Point Mortgage Trust
683,453	2.750%, 10/25/2056, Ser. 2017-1, Class A1[f,g]	685,737
700,000	1.838%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[f,g]	699,860
	Verus Securitization Trust
666,904	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,h	673,288
922,616	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*	923,019
	WaMu Mortgage Pass Through Certificates
80,852	3.239%, 9/25/2036, Ser. 2006-AR10, Class 1A2[g]	78,654
310,495	3.252%, 10/25/2036, Ser. 2006-AR12, Class 1A1[g]	301,889
	Washington Mutual Mortgage Pass Through Certificates Trust
520,579	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	420,957
845,639	1.694%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ag	683,810

	Total	20,040,677

Commercial Mortgage-Backed Securities (1.0%)
	Commercial Mortgage Pass-Through Certificates
289,167	2.282%, (LIBOR 1M + 1.050%), 6/8/2030, Ser. 2013- THL, Class A2[f,g]	289,240
	Commercial Mortgage Trust
250,000	3.039%, 11/12/2046, Ser. 2013-CR13, Class A2	252,777
	CSAIL Commercial Mortgage Trust
1,300,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	1,344,105
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
733,008	2.776%, 3/25/2023, Ser. K724, Class A1	747,930
2,450,000	3.002%, 1/25/2024, Ser. K725, Class A2	2,522,398
1,050,000	3.430%, 1/25/2027, Ser. K063, Class A2[g]	1,101,084
	Federal National Mortgage Association—ACES
826,523	2.417%, 9/25/2026, Ser. 2017-M1, Class A1[g]	818,695
800,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[g]	779,237
1,225,000	2.784%, 2/25/2027, Ser. 2017-M2, Class A2[g]	1,223,775
1,600,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[g]	1,613,760
	Federal National Mortgage Association Grantor Trust
1,574,663	2.898%, 6/25/2027, Ser. 2017-T1, Class A	1,562,670
	GS Mortgage Securities Trust
1,200,000	3.666%, 9/10/2047, Ser. 2104-GC24, Class A4	1,265,027
1,400,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	1,425,339
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
55,860	5.795%, 2/12/2049, Ser. 2007-CB19, Class AMg	56,113
	JPMBB Commercial Mortgage Securities Trust
600,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	611,470
	Morgan Stanley Bank of America Merrill Lynch Trust
2,000,000	3.473%, 12/15/2047, Ser. 2015-C27, Class A3	2,077,386

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Commercial Mortgage-Backed Securities (1.0%) - continued
	SCG Trust
$200,000	2.889%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Af,g	$197,995
	UBS Commercial Mortgage Trust
1,079,637	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	1,119,278
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	522,430
	WFRBS Commercial Mortgage Trust
835,000	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	847,102

	Total	20,377,811

Communications Services (1.2%)
	21st Century Fox America, Inc.
325,000	6.900%, 3/1/2019	345,639
	Altice Financing SA
470,000	6.625%, 2/15/2023[f]	495,427
	AMC Networks, Inc.
440,000	5.000%, 4/1/2024	447,975
	America Movil SAB de CV
252,000	5.000%, 10/16/2019	265,760
	American Tower Corporation
380,000	3.300%, 2/15/2021	389,428
	AT&T, Inc.
164,000	5.875%, 10/1/2019	175,592
90,000	2.263%, (LIBOR 3M + 0.930%), 6/30/2020[g]	91,279
286,000	3.875%, 8/15/2021	301,108
230,000	3.000%, 6/30/2022	232,741
235,000	3.800%, 3/1/2024	241,118
546,000	3.900%, 8/14/2027	543,505
315,000	5.250%, 3/1/2037	329,527
900,000	4.900%, 8/14/2037	899,555
228,000	6.350%, 3/15/2040	264,479
285,000	5.550%, 8/15/2041	302,351
468,000	5.150%, 3/15/2042	468,754
152,000	4.750%, 5/15/2046	143,201
	British Sky Broadcasting Group plc
255,000	2.625%, 9/16/2019[f]	256,579
315,000	3.125%, 11/26/2022[f]	319,555
	CCO Holdings, LLC
600,000	5.875%, 4/1/2024[f]	639,000
	CCOH Safari, LLC
200,000	5.750%, 2/15/2026[f]	209,070
	CenturyLink, Inc.
465,000	6.450%, 6/15/2021	490,626
	Charter Communications Operating, LLC
149,000	6.834%, 10/23/2055	177,474
191,000	3.579%, 7/23/2020	196,097
716,000	4.908%, 7/23/2025	761,651
390,000	6.484%, 10/23/2045	449,624
	Clear Channel Worldwide Holdings, Inc.
570,000	6.500%, 11/15/2022	589,950
	Comcast Corporation
250,000	2.750%, 3/1/2023	252,587
630,000	4.400%, 8/15/2035	683,149
145,000	4.650%, 7/15/2042	159,039
160,000	4.750%, 3/1/2044	177,759
	Cox Communications, Inc.
156,000	4.600%, 8/15/2047[f]	153,503
	Crown Castle International Corporation
358,000	3.400%, 2/15/2021	367,940
514,000	5.250%, 1/15/2023	567,825
312,000	3.200%, 9/1/2024	310,002
	CSC Holdings, LLC
65,000	5.500%, 4/15/2027[f]	66,950
	Digicel, Ltd.
775,000	6.000%, 4/15/2021*	762,615
	Discovery Communications, LLC
390,000	4.900%, 3/11/2026	419,133
640,000	5.000%, 9/20/2037	655,150
	Gray Television, Inc.
475,000	5.875%, 7/15/2026[f]	486,875
	Intelsat Jackson Holdings SA
680,000	8.000%, 2/15/2024[f]	724,200
	Level 3 Communications, Inc.
595,000	5.375%, 1/15/2024	618,056
	Level 3 Financing, Inc.
205,000	5.375%, 5/1/2025	214,225
	Moody’s Corporation
209,000	2.750%, 12/15/2021	210,407
	Neptune Finco Corporation
499,000	10.875%, 10/15/2025[f]	611,275
	Netflix, Inc.
590,000	4.875%, 4/15/2028[f]	586,430
	Nexstar Escrow Corporation
480,000	5.625%, 8/1/2024[f]	492,600
	Omnicom Group, Inc.
156,000	3.600%, 4/15/2026	158,150
	S&P Global, Inc.
304,000	3.300%, 8/14/2020	311,682
	SES Global Americas Holdings GP
175,000	2.500%, 3/25/2019[f]	174,893
	SFR Group SA
700,000	6.000%, 5/15/2022[f]	729,750
	Sprint Communications, Inc.
390,000	6.000%, 11/15/2022	409,500
	Sprint Corporation
305,000	7.625%, 2/15/2025	336,262
	Telefonica Emisiones SAU
252,000	3.192%, 4/27/2018	253,747
	Time Warner Entertainment Company, LP
379,000	8.375%, 3/15/2023	470,402
	T-Mobile USA, Inc.
670,000	6.125%, 1/15/2022	696,800
	Verizon Communications, Inc.
684,000	5.150%, 9/15/2023	766,462
401,000	3.376%, 2/15/2025[f]	403,403
242,000	4.272%, 1/15/2036	238,002
624,000	4.862%, 8/21/2046	629,193
543,000	4.522%, 9/15/2048	520,696
	Viacom, Inc.
250,000	3.875%, 12/15/2021	256,399
160,000	4.250%, 9/1/2023	164,718

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Communications Services (1.2%) - continued
$338,000	6.875%, 4/30/2036	$380,009
228,000	5.850%, 9/1/2043	230,798
	Virgin Media Secured Finance plc
465,000	5.250%, 1/15/2026[f]	482,530

	Total	26,160,181

Consumer Cyclical (0.7%)
	Amazon.com, Inc.
195,000	3.150%, 8/22/2027[f]	196,152
390,000	3.875%, 8/22/2037[f]	403,173
234,000	4.050%, 8/22/2047[f]	241,421
	American Honda Finance Corporation
330,000	2.000%, 2/14/2020	330,321
	Automatic Data Processing, Inc.
110,000	3.375%, 9/15/2025	113,340
	Cinemark USA, Inc.
775,000	4.875%, 6/1/2023	789,531
	CVS Health Corporation
60,000	2.250%, 8/12/2019	60,098
935,000	4.875%, 7/20/2035	1,026,498
390,000	5.125%, 7/20/2045	435,487
	Daimler Finance North America, LLC
304,000	1.998%, (LIBOR 3M + 0.620%), 10/30/2019[f,g]	305,835
	Delphi Automotive plc
380,000	3.150%, 11/19/2020	388,891
	Delphi Jersey Holdings plc
545,000	5.000%, 10/1/2025[f]	549,088
	Ford Motor Credit Company, LLC
320,000	2.551%, 10/5/2018	321,928
300,000	2.943%, 1/8/2019	303,161
285,000	2.262%, 3/28/2019	285,674
152,000	2.459%, 3/27/2020	152,599
114,000	3.200%, 1/15/2021	116,564
245,000	2.601%, (LIBOR 3M + 1.270%), 3/28/2022[g]	248,511
	General Motors Company
390,000	5.150%, 4/1/2038	405,373
	General Motors Financial Company, Inc.
125,000	2.289%, (LIBOR 3M + 0.930%), 4/13/2020[g]	125,970
228,000	3.700%, 11/24/2020	236,359
152,000	4.200%, 3/1/2021	159,586
400,000	3.150%, 6/30/2022	404,132
152,000	3.950%, 4/13/2024	156,652
360,000	4.300%, 7/13/2025	373,054
	Home Depot, Inc.
385,000	3.000%, 4/1/2026	388,486
375,000	5.400%, 9/15/2040	465,601
228,000	4.250%, 4/1/2046	246,029
390,000	3.900%, 6/15/2047	398,836
	Hyundai Capital America
123,000	2.400%, 10/30/2018[f]	123,047
228,000	3.000%, 10/30/2020[f]	228,839
	Jaguar Land Rover Automotive plc
230,000	4.125%, 12/15/2018[f]	234,600
270,000	5.625%, 2/1/2023[f]	278,100
	KB Home
358,000	4.750%, 5/15/2019	366,950
	L Brands, Inc.
270,000	5.625%, 2/15/2022	288,765
	Landry’s, Inc.
480,000	6.750%, 10/15/2024[f]	488,400
	Lear Corporation
325,000	5.250%, 1/15/2025	348,254
	Lennar Corporation
320,000	4.875%, 12/15/2023	338,400
350,000	4.500%, 4/30/2024	360,500
	Live Nation Entertainment, Inc.
450,000	5.375%, 6/15/2022[f]	466,875
	McDonald’s Corporation
225,000	2.750%, 12/9/2020	229,435
304,000	2.625%, 1/15/2022	307,010
	MGM Resorts International
590,000	6.000%, 3/15/2023	646,876
	New Red Finance, Inc.
485,000	4.250%, 5/15/2024[f]	488,492
	Nissan Motor Acceptance Corporation
252,000	2.150%, 9/28/2020f	251,133
	Prime Security Services Borrower, LLC
635,000	9.250%, 5/15/2023[f]	703,707
	Scientific Games International, Inc.
440,000	7.000%, 1/1/2022[f]	465,300
	Six Flags Entertainment Corporation
490,000	4.875%, 7/31/2024[f]	504,088
	Toll Brothers Finance Corporation
132,000	4.000%, 12/31/2018	133,980

	Total	16,881,101

Consumer Non-Cyclical (1.3%)
	Abbott Laboratories
390,000	2.900%, 11/30/2021	396,027
190,000	3.400%, 11/30/2023	194,673
235,000	3.750%, 11/30/2026	242,385
643,000	4.750%, 11/30/2036	707,820
320,000	4.900%, 11/30/2046	358,488
	AbbVie, Inc.
575,000	2.500%, 5/14/2020	579,561
390,000	3.600%, 5/14/2025	400,878
400,000	4.450%, 5/14/2046	420,460
	Actavis Funding SCS
255,000	3.850%, 6/15/2024	264,761
470,000	4.550%, 3/15/2035	493,993
228,000	4.850%, 6/15/2044	243,938
	Altria Group, Inc.
152,000	2.850%, 8/9/2022	154,010
190,000	2.625%, 9/16/2026	182,935
	Amgen, Inc.
468,000	2.200%, 5/11/2020	468,928
152,000	2.700%, 5/1/2022	152,819
150,000	3.125%, 5/1/2025	150,852
1,025,000	3.200%, 11/2/2027[b]	1,020,910
	Anheuser-Busch InBev Finance, Inc.
165,000	2.571%, (LIBOR 3M + 1.260%), 2/1/2021[g]	170,752
575,000	3.650%, 2/1/2026	593,235
608,000	4.700%, 2/1/2036	668,526
390,000	4.900%, 2/1/2046	437,739

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Consumer Non-Cyclical (1.3%) - continued
	Anheuser-Busch InBev Worldwide, Inc.
$152,000	3.750%, 1/15/2022	$160,438
	BAT Capital Corporation
156,000	2.297%, 8/14/2020[f]	156,022
234,000	3.222%, 8/15/2024[f]	235,522
250,000	3.557%, 8/15/2027[f]	250,602
312,000	4.540%, 8/15/2047[f]	318,113
	BAT International Finance plc
120,000	1.830%, (LIBOR 3M + 0.510%), 6/15/2018[f,g]	120,200
	Bayer U.S. Finance, LLC
228,000	3.375%, 10/8/2024[f]	232,642
	Becton, Dickinson and Company
341,000	3.734%, 12/15/2024	350,432
234,000	4.669%, 6/6/2047	244,449
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	118,742
175,000	3.850%, 5/15/2025	181,525
228,000	7.375%, 1/15/2040	311,176
	Bunge Limited Finance Corporation
216,000	8.500%, 6/15/2019	237,229
204,000	3.500%, 11/24/2020	209,112
	Cardinal Health, Inc.
156,000	3.079%, 6/15/2024	154,951
312,000	3.410%, 6/15/2027	308,549
	Celgene Corporation
630,000	2.875%, 8/15/2020	639,591
65,000	3.550%, 8/15/2022	67,325
	Church & Dwight Company, Inc.
80,000	2.450%, 12/15/2019	80,538
	Clorox Company
505,000	3.100%, 10/1/2027	503,111
	EMD Finance, LLC
344,000	2.950%, 3/19/2022[f]	349,194
	Energizer Holdings, Inc.
540,000	5.500%, 6/15/2025[f]	567,000
	Envision Healthcare Corporation
625,000	5.125%, 7/1/2022[f]	634,375
	Express Scripts Holding Company
152,000	3.000%, 7/15/2023	151,263
	Forest Laboratories, LLC
83,000	4.875%, 2/15/2021[f]	88,774
	Gilead Sciences, Inc.
152,000	2.950%, 3/1/2027	149,435
	H. J. Heinz Company
275,000	3.500%, 7/15/2022	284,094
	HCA, Inc.
305,000	5.250%, 6/15/2026	324,444
270,000	4.500%, 2/15/2027	272,700
	Imperial Tobacco Finance plc
365,000	2.950%, 7/21/2020[f]	369,973
	JBS USA, LLC
325,000	5.750%, 6/15/2025[f]	315,250
	Kimberly - Clark Corporation
390,000	3.900%, 5/4/2047	404,591
	Kraft Foods Group, Inc.
312,000	5.000%, 6/4/2042	332,622
	Kroger Company
200,000	2.800%, 8/1/2022	200,527
	Laboratory Corporation of America Holdings
90,000	2.625%, 2/1/2020	90,722
	McKesson Corporation
175,000	4.883%, 3/15/2044	189,002
	Mead Johnson Nutrition Company
152,000	3.000%, 11/15/2020	155,363
	Medtronic, Inc.
1,185,000	4.375%, 3/15/2035	1,308,224
160,000	4.625%, 3/15/2045	181,136
	Merck & Company, Inc.
100,000	1.684%, (LIBOR 3M + 0.375%), 2/10/2020[g]	100,625
70,000	3.700%, 2/10/2045	71,137
	Molson Coors Brewing Company
266,000	2.250%, 3/15/2020[f]	265,970
	Mondelez International Holdings Netherlands BV
335,000	2.000%, 10/28/2021[f]	328,690
	Mondelez International, Inc.
118,000	1.831%, (LIBOR 3M + 0.520%), 2/1/2019[g]	118,312
	Mylan NV
305,000	3.000%, 12/15/2018	307,816
65,000	3.150%, 6/15/2021	65,730
160,000	5.250%, 6/15/2046	167,847
	Newell Rubbermaid, Inc.
234,000	5.500%, 4/1/2046	277,548
	PepsiCo, Inc.
300,000	2.850%, 2/24/2026	298,563
	Post Holdings, Inc.
475,000	5.500%, 3/1/2025[f]	494,000
	Reynolds American, Inc.
481,000	5.700%, 8/15/2035	567,425
	Roche Holdings, Inc.
228,000	4.000%, 11/28/2044[f]	237,751
	Shire Acquisitions Investments Ireland Designated Activity Company
462,000	2.400%, 9/23/2021	458,829
468,000	3.200%, 9/23/2026	456,220
	Simmons Foods, Inc.
545,000	5.750%, 11/1/2024[f]	547,562
	Smithfield Foods, Inc.
365,000	2.700%, 1/31/2020[f]	365,954
	Tenet Healthcare Corporation
600,000	8.125%, 4/1/2022	600,750
	Teva Pharmaceutical Finance Company, LLC
205,000	6.150%, 2/1/2036[i]	210,400
	Teva Pharmaceutical Finance Netherlands III BV
780,000	3.150%, 10/1/2026[i]	691,173
	Thermo Fisher Scientific, Inc.
117,000	3.000%, 4/15/2023	118,400
	TreeHouse Foods, Inc.
215,000	4.875%, 3/15/2022	221,719
	Tyson Foods, Inc.
156,000	3.550%, 6/2/2027	158,986
	VRX Escrow Corporation
905,000	6.125%, 4/15/2025[f]	760,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Consumer Non-Cyclical (1.3%) - continued
	Zoetis, Inc.
$509,000	4.700%, 2/1/2043	$556,449

	Total	28,000,704

Energy (1.2%)
	Alliance Resource Operating Partners, LP
470,000	7.500%, 5/1/2025[f]	496,438
	Anadarko Petroleum Corporation
465,000	4.850%, 3/15/2021	493,724
312,000	5.550%, 3/15/2026[i]	351,027
	Antero Resources Corporation
475,000	5.125%, 12/1/2022	488,063
	BP Capital Markets plc
315,000	3.062%, 3/17/2022	323,079
463,000	3.535%, 11/4/2024	482,302
85,000	3.119%, 5/4/2026	85,696
588,000	3.279%, 9/19/2027	591,518
	Buckeye Partners, LP
226,000	2.650%, 11/15/2018	227,409
	Canadian Natural Resources, Ltd.
310,000	3.450%, 11/15/2021	320,256
150,000	6.250%, 3/15/2038	185,330
	Canadian Oil Sands, Ltd.
210,000	9.400%, 9/1/2021[f]	254,694
	Cenovus Energy, Inc.
320,000	3.800%, 9/15/2023	325,771
276,000	5.200%, 9/15/2043	274,897
	Cheniere Corpus Christi Holdings, LLC
430,000	5.875%, 3/31/2025	465,475
	Cheniere Energy Partners, LP
545,000	5.250%, 10/1/2025[f]	561,350
	Cimarex Energy Company
228,000	4.375%, 6/1/2024	243,016
	Columbia Pipeline Group, Inc.
300,000	2.450%, 6/1/2018	300,853
	Concho Resources, Inc.
190,000	4.375%, 1/15/2025	200,480
	ConocoPhillips
390,000	6.500%, 2/1/2039	530,981
	Continental Resources, Inc.
400,000	5.000%, 9/15/2022	404,500
	Devon Energy Corporation
230,000	3.250%, 5/15/2022	233,375
	El Paso Pipeline Partners Operating Company, LLC
230,000	4.300%, 5/1/2024	241,308
	Enbridge, Inc.
300,000	2.900%, 7/15/2022	301,592
	Encana Corporation
70,000	3.900%, 11/15/2021	72,586
312,000	6.625%, 8/15/2037	391,221
390,000	6.500%, 2/1/2038	484,762
	Energy Transfer Equity, LP
325,000	5.500%, 6/1/2027	344,500
	Energy Transfer Partners, LP
304,000	4.650%, 6/1/2021	323,122
215,000	4.900%, 3/15/2035	212,695
	Energy Transfer, LP
175,000	5.150%, 2/1/2043	171,167
	EnLink Midstream Partners, LP
155,000	4.150%, 6/1/2025	157,279
115,000	4.850%, 7/15/2026	121,128
	Enterprise Products Operating, LLC
198,000	5.100%, 2/15/2045	223,617
	EQT Corporation
165,000	5.150%, 3/1/2018	166,577
160,000	8.125%, 6/1/2019	174,712
175,000	4.875%, 11/15/2021	188,266
210,000	3.000%, 10/1/2022	209,176
168,000	3.900%, 10/1/2027	167,347
	Exxon Mobil Corporation
125,000	4.114%, 3/1/2046	136,025
	Kinder Morgan Energy Partners, LP
230,000	3.500%, 3/1/2021	236,573
	Magellan Midstream Partners, LP
215,000	5.000%, 3/1/2026	240,542
	Marathon Oil Corporation
228,000	2.700%, 6/1/2020	227,724
555,000	6.600%, 10/1/2037	654,625
	Marathon Petroleum Corporation
115,000	3.400%, 12/15/2020	118,457
312,000	6.500%, 3/1/2041	382,186
314,000	4.750%, 9/15/2044	318,968
	MPLX, LP
468,000	4.875%, 6/1/2025	506,857
240,000	4.125%, 3/1/2027	246,870
	Newfield Exploration Company
410,000	5.625%, 7/1/2024	443,312
	Noble Energy, Inc.
215,000	5.625%, 5/1/2021	220,644
	ONEOK, Inc.
469,000	7.500%, 9/1/2023	561,487
240,000	4.000%, 7/13/2027	244,210
	Parsley Energy, LLC
230,000	5.625%, 10/15/2027[f]	237,332
	PBF Holding Company, LLC
410,000	7.250%, 6/15/2025[f]	423,838
	Petrobras Global Finance BV
96,000	8.375%, 5/23/2021	110,700
390,000	6.250%, 3/17/2024	418,217
	Petroleos Mexicanos
470,000	6.000%, 3/5/2020	501,255
90,000	2.378%, 4/15/2025	89,952
205,000	6.750%, 9/21/2047	211,294
	Pioneer Natural Resources Company
150,000	4.450%, 1/15/2026	161,583
	Plains All American Pipeline, LP
390,000	5.000%, 2/1/2021	411,422
	Regency Energy Partners, LP
304,000	5.875%, 3/1/2022	336,542
325,000	5.000%, 10/1/2022	350,757
	Rowan Companies, Inc.
60,000	7.375%, 6/15/2025	60,449
	Sabine Pass Liquefaction, LLC
230,000	6.250%, 3/15/2022	258,915
270,000	5.625%, 4/15/2023	299,841
320,000	5.750%, 5/15/2024	358,428
325,000	5.625%, 3/1/2025	361,046
	Schlumberger Holdings Corporation
115,000	3.000%, 12/21/2020[f]	117,506

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Energy (1.2%) - continued
	Shell International Finance BV
$90,000	1.759%, (LIBOR 3M + 0.450%), 5/11/2020[g]	$90,708
	Southwestern Energy Company
545,000	7.500%, 4/1/2026	565,438
	Suncor Energy, Inc.
210,000	3.600%, 12/1/2024	217,268
	Sunoco Logistics Partners
	Operations, LP
125,000	4.400%, 4/1/2021	131,436
	Targa Resources Partners, LP
500,000	5.250%, 5/1/2023	514,375
	Tesoro Corporation
1,028,000	4.750%, 12/15/2023[f]	1,111,630
	Weatherford International, Ltd.
575,000	8.250%, 6/15/2023[i]	577,875
	Western Gas Partners, LP
312,000	4.000%, 7/1/2022	321,984
	Williams Companies, Inc.
420,000	7.500%, 1/15/2031	509,775
	Williams Partners, LP
190,000	4.000%, 11/15/2021	198,652
195,000	4.500%, 11/15/2023	208,380
290,000	3.750%, 6/15/2027	290,933
320,000	6.300%, 4/15/2040	389,130
	Woodside Finance, Ltd.
420,000	3.650%, 3/5/2025[f]	423,868
165,000	3.700%, 3/15/2028[f]	164,837

	Total	26,755,135

Financials (3.1%)
	ABN AMRO Bank NV
300,000	4.750%, 7/28/2025[f]	317,940
	ACE INA Holdings, Inc.
225,000	4.350%, 11/3/2045	249,006
	AerCap Ireland Capital, Ltd.
150,000	3.750%, 5/15/2019	153,419
152,000	4.625%, 10/30/2020	161,423
390,000	5.000%, 10/1/2021	421,528
152,000	4.625%, 7/1/2022	163,122
	Aetna, Inc.
305,000	2.800%, 6/15/2023	303,251
	Air Lease Corporation
175,000	2.125%, 1/15/2018	175,168
50,000	2.625%, 9/4/2018	50,316
390,000	3.375%, 1/15/2019	396,138
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	214,200
400,000	4.125%, 3/30/2020	413,000
	American Express Credit Corporation
165,000	1.871%, (LIBOR 3M + 0.550%), 3/18/2019[g]	166,041
468,000	1.875%, 5/3/2019	467,600
	American International Group, Inc.
80,000	3.300%, 3/1/2021	82,349
228,000	4.125%, 2/15/2024	242,498
475,000	3.750%, 7/10/2025	491,068
450,000	3.900%, 4/1/2026	466,344
	Anthem, Inc.
390,000	4.625%, 5/15/2042	419,726
	Aon plc
114,000	3.875%, 12/15/2025	119,660
	ASP AMC Merger Sub, Inc.
550,000	8.000%, 5/15/2025[f]	532,125
	Avalonbay Communities, Inc.
325,000	3.500%, 11/15/2025	334,692
	Banco Santander SA
600,000	6.375%, 5/19/2019[g,j]	624,000
	Bank of America Corporation
205,000	2.393%, (LIBOR 3M + 1.070%), 3/22/2018[g]	205,701
140,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[g]	141,232
200,000	2.369%, 7/21/2021[g]	199,856
241,000	2.328%, 10/1/2021[g]	240,335
285,000	3.300%, 1/11/2023	291,897
320,000	2.881%, 4/24/2023[g]	320,997
312,000	4.000%, 4/1/2024	330,554
900,000	4.000%, 1/22/2025	931,753
420,000	3.093%, 10/1/2025[g]	418,195
230,000	3.500%, 4/19/2026	234,115
468,000	4.183%, 11/25/2027	487,974
325,000	3.824%, 1/20/2028[g]	334,610
389,000	5.875%, 2/7/2042	500,474
	Bank of New York Mellon Corporation
380,000	2.500%, 4/15/2021	383,530
	Bank of Nova Scotia
325,000	2.700%, 3/7/2022	327,419
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
80,000	2.850%, 9/8/2021[f]	80,810
	Barclays Bank plc
78,000	10.179%, 6/12/2021[f]	96,309
	Barclays plc
210,000	2.750%, 11/8/2019	212,001
450,000	3.684%, 1/10/2023	459,593
315,000	3.650%, 3/16/2025	316,185
	BB&T Corporation
85,000	2.074%, (LIBOR 3M + 0.715%), 1/15/2020[g]	85,652
	Berkshire Hathaway Energy Company
265,000	4.500%, 2/1/2045	291,326
	Berkshire Hathaway, Inc.
190,000	2.750%, 3/15/2023	192,620
	BPCE SA
588,000	3.500%, 10/23/2027[f]	582,077
	Caisse Centrale Desjardins du Quebec
115,000	2.043%, (LIBOR 3M + 0.665%), 1/29/2018[f,g]	115,157
	Capital One Financial Corporation
180,000	2.450%, 4/24/2019	180,966
273,000	2.500%, 5/12/2020	273,939
304,000	3.050%, 3/9/2022	308,276
	Capital One NA
400,000	2.350%, 1/31/2020	400,646
	CBOE Holdings, Inc.
175,000	1.950%, 6/28/2019	174,478
	Cigna Corporation
660,000	3.050%, 10/15/2027	643,521
	CIT Group, Inc.
580,000	5.000%, 8/15/2022	623,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Financials (3.1%) - continued
	Citigroup, Inc.
$115,000	2.119%, (LIBOR 3M + 0.770%), 4/8/2019[g]	$115,644
400,000	2.140%, (LIBOR 3M + 0.790%), 1/10/2020[g]	403,231
315,000	2.700%, 3/30/2021	317,716
360,000	2.750%, 4/25/2022	361,076
188,000	4.050%, 7/30/2022	197,526
555,000	4.400%, 6/10/2025	586,207
304,000	3.200%, 10/21/2026	300,828
468,000	3.668%, 7/24/2028	473,689
228,000	4.125%, 7/25/2028	234,890
425,000	3.520%, 10/27/2028[g]	424,236
	Citizens Bank NA
380,000	2.300%, 12/3/2018	381,410
325,000	2.200%, 5/26/2020	323,966
	Commerzbank AG
390,000	8.125%, 9/19/2023[f]	473,977
	Commonwealth Bank of Australia
228,000	2.250%, 3/10/2020[f]	228,862
	Compass Bank
288,000	2.750%, 9/29/2019	290,146
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
432,000	3.950%, 11/9/2022	455,592
936,000	4.625%, 12/1/2023	1,013,408
	Credit Agricole SA
140,000	2.159%, (LIBOR 3M + 0.800%), 4/15/2019[f,g]	141,245
250,000	3.375%, 1/10/2022[f]	255,410
	Credit Suisse AG
152,000	5.400%, 1/14/2020	162,052
	Credit Suisse Group AG
420,000	2.997%, 12/14/2023[f,g]	418,855
	Credit Suisse Group Funding, Ltd.
841,000	2.750%, 3/26/2020	849,578
375,000	3.125%, 12/10/2020	382,053
304,000	3.750%, 3/26/2025	312,202
	DDR Corporation
330,000	4.625%, 7/15/2022	348,375
	Deutsche Bank AG
435,000	2.700%, 7/13/2020	436,442
468,000	3.375%, 5/12/2021	476,272
190,000	4.250%, 10/14/2021	198,905
	Digital Realty Trust LP
340,000	3.400%, 10/1/2020	349,960
	Discover Bank
355,000	8.700%, 11/18/2019	394,899
	Duke Realty, LP
70,000	3.875%, 2/15/2021	72,912
210,000	4.375%, 6/15/2022	224,507
	ERP Operating, LP
75,000	3.375%, 6/1/2025	76,702
	European Investment Bank
215,000	1.875%, 3/15/2019	215,608
	Fifth Third Bancorp
164,000	2.875%, 7/27/2020	166,961
80,000	2.875%, 10/1/2021	81,486
260,000	2.600%, 6/15/2022	258,981
	Five Corners Funding Trust
390,000	4.419%, 11/15/2023[f]	420,587
	GE Capital International Funding Company
1,260,000	4.418%, 11/15/2035	1,347,934
	Goldman Sachs Group, Inc.
150,000	2.578%, (LIBOR 3M + 1.200%), 4/30/2018[g]	150,761
120,000	2.415%, (LIBOR 3M + 1.100%), 11/15/2018[g]	121,037
911,000	5.375%, 3/15/2020	975,115
115,000	2.523%, (LIBOR 3M + 1.160%), 4/23/2020[g]	117,000
550,000	5.375%, 5/10/2020[g,j]	570,006
958,000	5.250%, 7/27/2021	1,048,814
312,000	2.908%, 6/5/2023[g]	311,352
675,000	3.272%, 9/29/2025[g]	672,577
550,000	3.691%, 6/5/2028[g]	554,954
245,000	4.750%, 10/21/2045	272,236
	Hartford Financial Services Group, Inc.
618,000	5.125%, 4/15/2022	682,963
	HBOS plc
400,000	6.750%, 5/21/2018[f]	410,319
	HCP, Inc.
480,000	4.000%, 12/1/2022	504,488
140,000	3.400%, 2/1/2025	139,882
	HSBC Bank plc
275,000	1.955%, (LIBOR 3M + 0.640%), 5/15/2018[f,g]	275,821
	HSBC Holdings plc
575,000	3.400%, 3/8/2021	593,319
300,000	6.875%, 6/1/2021[g,j]	330,375
250,000	2.650%, 1/5/2022	250,351
230,000	3.600%, 5/25/2023	239,376
275,000	3.900%, 5/25/2026	287,244
	Huntington National Bank
250,000	2.200%, 11/6/2018	250,701
	Icahn Enterprises, LP
305,000	6.000%, 8/1/2020	314,531
205,000	6.750%, 2/1/2024	217,044
	ING Groep NV
245,000	3.150%, 3/29/2022	249,877
	International Lease Finance Corporation
75,000	4.625%, 4/15/2021	79,572
150,000	5.875%, 8/15/2022	168,607
	Intesa Sanpaolo SPA
210,000	3.125%, 7/14/2022[f]	210,519
	J.P. Morgan Chase & Company
267,000	6.300%, 4/23/2019	283,677
90,000	2.250%, 1/23/2020	90,423
325,000	1.996%, (LIBOR 3M + 0.680%), 6/1/2021[g]	326,845
180,000	2.295%, 8/15/2021	179,223
400,000	4.500%, 1/24/2022	431,748
228,000	3.200%, 1/25/2023	233,246
385,000	2.700%, 5/18/2023	384,007
165,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[g]	169,422
280,000	3.625%, 5/13/2024	291,782
550,000	3.125%, 1/23/2025	553,192
250,000	3.300%, 4/1/2026	251,902
470,000	3.882%, 7/24/2038[g]	474,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Financials (3.1%) - continued
	KeyBank NA
$250,000	2.350%, 3/8/2019	$251,539
	KeyCorp
350,000	2.900%, 9/15/2020	356,597
	Kimco Realty Corporation
624,000	3.300%, 2/1/2025	625,187
	Kookmin Bank
250,000	1.625%, 8/1/2019[f]	245,925
	Liberty Mutual Group, Inc.
152,000	4.950%, 5/1/2022[f]	165,987
	Liberty Property, LP
435,000	3.750%, 4/1/2025	446,353
	Lincoln National Corporation
151,000	8.750%, 7/1/2019	167,308
	Lloyds Bank plc
130,000	1.841%, (LIBOR 3M + 0.520%), 3/16/2018[g]	130,205
	Lloyds Banking Group plc
425,000	2.907%, 11/7/2023[b,d,g]	425,000
	MassMutual Global Funding
250,000	2.750%, 6/22/2024[f]	248,775
	MetLife, Inc.
290,000	4.050%, 3/1/2045	296,484
	Mitsubishi UFJ Financial Group, Inc.
250,000	2.190%, 9/13/2021	247,088
390,000	3.287%, 7/25/2027	388,946
	Morgan Stanley
420,000	6.625%, 4/1/2018	428,357
100,000	2.647%, (LIBOR 3M + 1.280%), 4/25/2018[g]	100,530
152,000	5.550%, 7/15/2020[g,j]	159,600
190,000	2.500%, 4/21/2021	190,332
380,000	2.625%, 11/17/2021	380,489
130,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[g]	132,007
351,000	2.750%, 5/19/2022	351,651
180,000	4.875%, 11/1/2022	194,883
300,000	4.000%, 7/23/2025	315,459
450,000	4.350%, 9/8/2026	471,753
468,000	3.591%, 7/22/2028[g]	471,588
	MPT Operating Partnership, LP
440,000	6.375%, 3/1/2024	475,750
	Nasdaq, Inc.
180,000	3.850%, 6/30/2026	185,881
	National City Corporation
438,000	6.875%, 5/15/2019	469,649
	New York Life Global Funding
234,000	2.300%, 6/10/2022[f]	232,935
	Park Aerospace Holdings, Ltd.
700,000	5.500%, 2/15/2024[f]	726,250
	Prudential Financial, Inc.
80,000	2.350%, 8/15/2019	80,368
	Quicken Loans, Inc.
725,000	5.750%, 5/1/2025[f]	768,500
	Realty Income Corporation
320,000	4.125%, 10/15/2026	333,146
	Regions Bank
250,000	7.500%, 5/15/2018	257,299
	Regions Financial Corporation
250,000	2.250%, 9/14/2018	250,751
112,000	3.200%, 2/8/2021	114,518
	Reinsurance Group of America, Inc.
209,000	5.000%,6/1/2021	224,772
	Reliance Standard Life Global Funding II
110,000	2.500%, 4/24/2019[f]	110,460
	Royal Bank of Scotland Group plc
390,000	8.625%, 8/15/2021[g,j]	441,636
300,000	3.875%, 9/12/2023	307,626
	Santander UK Group Holdings plc
266,000	2.875%, 10/16/2020	269,317
	Santander UK plc
144,000	3.050%, 8/23/2018	145,448
	Simon Property Group, LP
85,000	2.500%, 9/1/2020	85,789
320,000	2.750%, 2/1/2023	320,943
304,000	4.250%, 11/30/2046	314,260
	Skandinaviska Enskilda Banken AB
175,000	2.375%, 3/25/2019[f]	176,070
	Societe Generale SA
234,000	4.750%, 11/24/2025[f]	248,578
	Standard Chartered plc
551,000	2.100%, 8/19/2019[f]	549,419
	State Street Corporation
129,000	2.217%, (LIBOR 3M + 0.900%), 8/18/2020[g]	131,691
	Sumitomo Mitsui Financial Group, Inc.
295,000	2.784%, 7/12/2022	295,794
228,000	3.010%, 10/19/2026	223,185
	Sumitomo Mitsui Trust Bank, Ltd.
420,000	1.950%, 9/19/2019[f]	418,170
	SunTrust Banks, Inc.
310,000	2.250%, 1/31/2020	311,247
	Svenska Handelsbanken AB
180,000	1.811%, (LIBOR 3M + 0.490%), 6/17/2019[g]	180,909
	Synchrony Financial
390,000	3.000%, 8/15/2019	395,544
75,000	2.541%, (LIBOR 3M + 1.230%), 2/3/2020[g]	75,937
85,000	4.250%, 8/15/2024	88,455
	Toronto-Dominion Bank
115,000	2.249%, (LIBOR 3M + 0.930%), 12/14/2020[g]	117,126
	UBS Group Funding Jersey, Ltd.
390,000	3.000%, 4/15/2021[f]	395,806
228,000	4.125%, 9/24/2025[f]	240,455
	UBS Group Funding Switzerland AG
300,000	3.491%, 5/23/2023[f]	307,423
	UnitedHealth Group, Inc.
50,000	3.350%, 7/15/2022	51,984
420,000	2.950%, 10/15/2027	415,117
685,000	4.625%, 7/15/2035	775,817
	USB Realty Corporation
80,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[f,g,j]	71,200
	Ventas Realty, LP
340,000	3.100%, 1/15/2023	340,606
	Voya Financial, Inc.
128,000	2.900%, 2/15/2018	128,355
576,000	3.125%, 7/15/2024	572,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Financials (3.1%) - continued
	Wells Fargo & Company
$115,000	2.058%, (LIBOR 3M + 0.680%), 1/30/2020[g]	$116,197
305,000	2.550%, 12/7/2020	307,475
355,000	2.625%, 7/22/2022	354,403
340,000	3.069%, 1/24/2023	344,492
304,000	3.450%, 2/13/2023	312,148
285,000	3.000%, 2/19/2025	282,720
325,000	3.000%, 4/22/2026	318,719
304,000	3.000%, 10/23/2026	297,865
550,000	4.900%, 11/17/2045	609,960
	Welltower, Inc.
152,000	3.750%, 3/15/2023	157,838
578,000	4.000%, 6/1/2025	600,869

	Total	68,714,565

Foreign Government (0.1%)
	Argentina Government International Bond
225,000	7.500%, 4/22/2026	254,250
74,000	6.875%, 1/26/2027	80,697
	Brazil Government International Bond
200,000	7.125%, 1/20/2037	238,600
390,000	5.625%, 2/21/2047[i]	397,410
	Export-Import Bank of Korea
115,000	2.250%, 1/21/2020	114,425
	Indonesia Government International Bond
390,000	3.850%, 7/18/2027[f,i]	401,634
	Kommunalbanken AS
190,000	1.500%, 10/22/2019[f]	188,714
	Turkey Government International Bond
468,000	5.750%, 5/11/2047	446,004

	Total	2,121,734

Mortgage-Backed Securities (8.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
14,837,500	3.000%, 11/1/2032[d]	15,199,453
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
17,662,500	4.000%, 11/1/2047[d]	18,535,277
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
457,278	1.749%, (LIBOR 12M + 1.550%), 7/1/2043[g]	471,741
919,185	2.041%, (LIBOR 12M + 1.540%), 7/1/2043[g]	944,649
659,563	2.014%, (LIBOR 12M + 1.530%), 8/1/2043[g]	675,448
16,950,000	3.000%, 11/1/2047[d]	16,957,284
72,450,000	3.500%, 11/1/2047[d]	74,459,357
45,850,000	4.000%, 11/1/2047[d]	48,110,263
8,259,000	4.500%, 11/1/2047[d]	8,827,774

	Total	184,181,246

Technology (0.7%)
	Amphenol Corporation
90,000	2.550%, 1/30/2019	90,667
	Apple, Inc.
90,000	1.609%, (LIBOR 3M + 0.300%), 5/6/2020[g]	90,465
195,000	3.000%, 2/9/2024	198,859
532,000	3.200%, 5/13/2025	545,232
312,000	3.200%, 5/11/2027	316,751
430,000	3.000%, 6/20/2027	429,866
410,000	4.500%, 2/23/2036	466,948
228,000	4.650%, 2/23/2046	259,242
380,000	4.250%, 2/9/2047	407,141
570,000	3.750%, 9/12/2047	566,122
	Applied Materials, Inc.
160,000	3.300%, 4/1/2027	163,617
	Avnet, Inc.
225,000	3.750%, 12/1/2021	231,415
	Baidu, Inc.
370,000	3.000%, 6/30/2020	374,824
	Broadcom Corporation
755,000	3.500%, 1/15/2028[f]	750,908
	CDK Global, Inc.
265,000	4.875%, 6/1/2027[f]	276,262
	Cisco Systems, Inc.
120,000	1.816%, (LIBOR 3M + 0.500%), 3/1/2019[g]	120,777
	CommScope Technologies Finance, LLC
420,000	6.000%, 6/15/2025[f]	443,100
	Diamond 1 Finance Corporation
190,000	3.480%, 6/1/2019[f]	193,390
390,000	5.450%, 6/15/2023[f]	427,255
117,000	6.020%, 6/15/2026[f]	130,607
152,000	8.350%, 7/15/2046[f]	196,857
	Equinix, Inc.
540,000	5.750%, 1/1/2025	579,150
	Fidelity National Information Services, Inc.
310,000	2.850%, 10/15/2018	312,867
173,000	3.625%, 10/15/2020	179,475
	Harland Clarke Holdings Corporation
520,000	8.375%, 8/15/2022[f]	547,950
	Hewlett Packard Enterprise Company
172,000	2.850%, 10/5/2018	173,450
210,000	2.100%, 10/4/2019[f]	209,788
172,000	4.400%, 10/15/2022	183,225
	Intel Corporation
45,000	3.100%, 7/29/2022	46,686
205,000	3.700%, 7/29/2025	217,473
351,000	4.100%, 5/19/2046	371,174
	International Business Machines Corporation
312,000	4.700%, 2/19/2046[i]	359,358
	Iron Mountain, Inc.
530,000	6.000%, 8/15/2023	557,825
	Microsoft Corporation
475,000	4.750%, 11/3/2055	556,542
475,000	4.200%, 11/3/2035	527,545
935,000	3.700%, 8/8/2046	940,814
380,000	4.250%, 2/6/2047	419,390
	NetApp, Inc.
265,000	2.000%, 9/27/2019	264,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Technology (0.7%) - continued
	NXP BV
$395,000	3.875%, 9/1/2022[f]	$410,306
	Oracle Corporation
85,000	2.500%, 5/15/2022	85,675
312,000	2.400%, 9/15/2023	310,050
780,000	2.950%, 5/15/2025	787,763
420,000	3.850%, 7/15/2036	438,697
	QUALCOMM, Inc.
234,000	3.000%, 5/20/2022	238,475
156,000	4.300%, 5/20/2047	157,514
	Seagate HDD Cayman
250,000	4.750%, 1/1/2025	247,960
	Sensata Technologies UK Financing Company plc
325,000	6.250%, 2/15/2026[f]	356,687
	Tyco Electronics Group SA
78,000	3.450%, 8/1/2024	80,542
156,000	3.125%, 8/15/2027	154,926
	VMware, Inc.
65,000	2.950%, 8/21/2022	65,151

	Total	16,460,990

Transportation (0.2%)
	Air Canada Pass Through Trust
68,381	3.875%, 3/15/2023[f]	68,722
	American Airlines Pass Through Trust
320,893	3.375%, 5/1/2027	323,906
	Avis Budget Car Rental, LLC
305,000	6.375%, 4/1/2024[f,i]	316,437
	Burlington Northern Santa Fe, LLC
235,000	5.750%, 5/1/2040	300,761
740,000	5.050%, 3/1/2041	872,104
260,000	4.450%, 3/15/2043	285,834
325,000	3.900%, 8/1/2046[i]	336,945
	Continental Airlines, Inc.
147,918	4.150%, 4/11/2024	155,684
	CSX Corporation
126,000	3.700%, 11/1/2023	132,083
	Delta Air Lines, Inc.
52,988	4.950%, 5/23/2019	54,636
175,000	2.875%, 3/13/2020	176,796
	ERAC USA Finance, LLC
84,000	2.800%, 11/1/2018[f]	84,714
	J.B. Hunt Transport Services, Inc.
75,000	3.300%, 8/15/2022	76,832
	Southwest Airlines Company
226,000	2.750%, 11/6/2019	228,863
	United Continental Holdings, Inc.
545,000	4.250%, 10/1/2022	547,725
	XPO Logistics, Inc.
445,000	6.500%, 6/15/2022[f]	467,330

	Total	4,429,372

U.S. Government and Agencies (6.9%)
	U.S. Treasury Bonds
2,500,000	2.250%, 8/15/2027	2,472,266
550,000	5.250%, 11/15/2028	702,496
1,175,000	4.375%, 5/15/2040	1,492,250
560,000	3.000%, 5/15/2042	577,588
14,321,000	2.500%, 5/15/2046	13,255,316
5,250,000	2.750%, 8/15/2047	5,114,033
	U.S. Treasury Bonds, TIPS
7,338,633	0.125%, 1/15/2023	7,305,869
6,095,762	0.625%, 1/15/2026	6,171,034
6,910,772	0.375%, 1/15/2027	6,818,219
	U.S. Treasury Notes
3,075,000	0.875%, 3/31/2018	3,070,195
7,770,000	1.000%, 11/30/2018	7,728,722
4,010,000	0.750%, 2/15/2019	3,971,153
3,900,000	1.000%, 10/15/2019	3,855,059
18,110,000	1.500%, 10/31/2019	18,073,214
21,500,000	1.375%, 9/30/2020	21,278,281
1,500,000	1.375%, 5/31/2021	1,475,625
5,053,000	1.125%, 8/31/2021	4,912,463
1,000,000	2.125%, 9/30/2021	1,008,672
4,100,000	1.875%, 2/28/2022	4,087,348
19,000,000	2.125%, 6/30/2022	19,108,359
6,500,000	1.875%, 7/31/2022	6,461,152
1,865,000	1.625%, 8/15/2022	1,833,892
304,000	1.375%, 9/30/2023	291,211
4,000,000	2.000%, 4/30/2024	3,953,125
5,000,000	2.125%, 7/31/2024	4,971,875
1,100,000	2.250%, 11/15/2024	1,100,731
600,000	2.000%, 11/15/2026	582,680

	Total	151,672,828

Utilities (0.9%)
	American Electric Power Company, Inc.
479,000	2.950%, 12/15/2022	487,660
	Appalachian Power Company
155,000	3.300%, 6/1/2027	156,277
	Arizona Public Service Company
100,000	2.200%, 1/15/2020	100,210
	Atmos Energy Corporation
175,000	3.000%, 6/15/2027	174,201
	Berkshire Hathaway Energy Company
105,000	2.400%, 2/1/2020	105,775
	Calpine Corporation
270,000	5.375%, 1/15/2023[i]	262,575
	CMS Energy Corporation
228,000	2.950%, 2/15/2027	220,740
228,000	3.450%, 8/15/2027	231,642
	Commonwealth Edison Company
290,000	3.700%, 3/1/2045	291,443
130,000	4.350%, 11/15/2045	143,371
	Consolidated Edison Company of New York, Inc.
114,000	4.500%, 12/1/2045	128,209
	Consolidated Edison, Inc.
156,000	2.000%, 5/15/2021	154,882
	Dominion Energy, Inc.
300,000	2.962%, 7/1/2019	303,990
312,000	2.579%, 7/1/2020	313,641
	DTE Electric Company
215,000	3.700%, 3/15/2045	212,697
245,000	3.700%, 6/1/2046	246,770
	DTE Energy Company
40,000	2.400%, 12/1/2019	40,153
	Duke Energy Corporation
216,000	2.100%, 6/15/2018	216,375
304,000	3.750%, 9/1/2046	295,243

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (28.6%)	Value
Utilities (0.9%) - continued
	Duke Energy Florida, LLC
$210,000	3.200%, 1/15/2027	$212,073
	Duke Energy Indiana, LLC
310,000	3.750%, 5/15/2046	311,582
	Dynegy, Inc.
395,000	7.375%, 11/1/2022[i]	423,144
	Edison International
300,000	2.950%, 3/15/2023	303,663
	Emera U.S. Finance, LP
235,000	2.150%, 6/15/2019	235,159
235,000	4.750%, 6/15/2046	254,169
	Enbridge Energy Partners, LP
400,000	5.875%, 10/15/2025	457,932
	Eversource Energy
85,000	1.600%, 1/15/2018	84,989
	Exelon Corporation
165,000	5.100%, 6/15/2045	189,972
234,000	4.450%, 4/15/2046	247,729
	Exelon Generation Company, LLC
247,000	5.200%, 10/1/2019	261,056
265,000	2.950%, 1/15/2020	269,060
	FirstEnergy Corporation
100,000	2.850%, 7/15/2022	99,968
605,000	4.850%, 7/15/2047	651,735
	ITC Holdings Corporation
84,000	4.050%, 7/1/2023	87,684
152,000	5.300%, 7/1/2043	177,900
	Kinder Morgan Energy Partners, LP
380,000	6.500%, 9/1/2039	439,736
	MidAmerican Energy Holdings Company
468,000	6.500%, 9/15/2037	634,467
	Monongahela Power Company
210,000	5.400%, 12/15/2043[f]	257,624
	National Rural Utilities Cooperative Finance Corporation
300,000	2.300%, 11/1/2020	301,924
	NextEra Energy Capital Holdings, Inc.
195,000	2.300%, 4/1/2019	195,606
	NextEra Energy Partners, LP
545,000	4.250%, 9/15/2024[f]	550,450
	NiSource Finance Corporation
156,000	3.490%, 5/15/2027	158,131
435,000	5.650%, 2/1/2045	537,526
	Northern States Power Company
315,000	4.125%, 5/15/2044	338,486
	NRG Energy, Inc.
270,000	6.625%, 3/15/2023[i]	279,450
250,000	7.250%, 5/15/2026	270,937
	Oncor Electric Delivery Company, LLC
624,000	3.750%, 4/1/2045	632,856
	Pacific Gas and Electric Company
390,000	3.300%, 3/15/2027	391,961
228,000	4.250%, 3/15/2046	237,991
	PG&E Corporation
110,000	2.400%, 3/1/2019	110,396
	PPL Capital Funding, Inc.
105,000	3.500%, 12/1/2022	109,057
156,000	3.400%, 6/1/2023	160,619
365,000	5.000%, 3/15/2044	419,132
	PPL Electric Utilities Corporation
234,000	3.950%, 6/1/2047	245,968
	Public Service Electric & Gas Company
390,000	3.000%, 5/15/2027	390,279
	Sempra Energy
350,000	6.150%, 6/15/2018	359,471
95,000	2.400%, 3/15/2020	95,403
	Southern California Edison Company
55,000	2.400%, 2/1/2022	55,113
320,000	4.000%, 4/1/2047	342,697
	Southern Company
315,000	1.850%, 7/1/2019	314,375
315,000	2.950%, 7/1/2023	316,545
390,000	3.250%, 7/1/2026	387,804
300,000	4.400%, 7/1/2046	315,751
	Southern Company Gas Capital Corporation
390,000	4.400%, 5/30/2047	409,294
	Southwestern Electric Power Company
110,000	3.900%, 4/1/2045	110,631
	Tallgrass Energy Partners, LP
820,000	5.500%, 1/15/2028[f]	841,525
	Tesoro Logistics, LP
470,000	5.250%, 1/15/2025	505,250
	Xcel Energy, Inc.
455,000	3.350%, 12/1/2026	461,014

	Total	19,531,138

	Total Long-Term Fixed Income (cost $627,211,522)	632,339,699

Shares	Common Stock (21.6%)	Value

Consumer Discretionary (2.6%)
2,850	Amazon.com, Inc.[l]	3,150,048
14,775	American Axle & Manufacturing Holdings, Inc.[l]	262,847
2,142	American Public Education, Inc.[l]	42,840
500	AOKI Holdings, Inc.	6,975
26,243	Aramark	1,146,557
4,620	Ascent Capital Group, Inc.[l]	51,975
300	Bandai Namco Holdings, Inc.	10,280
2,214	Barratt Developments plc	19,250
2,919	Berkeley Group Holdings plc	145,033
13,970	BorgWarner, Inc.	736,498
734	Breville Group, Ltd.	6,555
3,700	Bridgestone Corporation	176,750
21,025	Bright Horizons Family Solutions, Inc.[l]	1,814,458
4,393	Brunswick Corporation	222,505
5,810	Buffalo Wild Wings, Inc.[l]	686,742
12,206	Burlington Stores, Inc.[l]	1,146,021
16,050	Caleres, Inc.	438,646
17,175	Callaway Golf Company	247,835
1,308	Cedar Fair, LP	81,881
2,893	Century Casinos, Inc.[l]	23,867
2,199	Children’s Place, Inc.	239,251
1,030	Chipotle Mexican Grill, Inc.[l]	280,057
200	Chiyoda Company, Ltd.	5,121
257	Cie Generale des Etablissements Michelin	37,200
2,061	Citi Trends, Inc.	44,847

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (21.6%)	Value
Consumer Discretionary (2.6%) - continued
129,887	Comcast Corporation	$4,679,829
17,928	Core-Mark Holding Company, Inc.	610,628
11,142	CSS Industries, Inc.	334,037
10,165	Culp, Inc.	322,231
1,100	DCM Holdings Company, Ltd.	10,105
14,462	Delphi Automotive plc	1,437,234
4,100	Denso Corporation	225,803
153	Discovery Communications, Inc., Class Cl	2,725
6,400	DISH Network Corporation[l]	310,656
19,084	Dollar Tree, Inc.[l]	1,741,415
2,043	Domino’s Pizza, Inc.	373,869
7,600	DSW, Inc.	145,540
33,516	Duluth Holdings, Inc.[l]	692,441
7,060	Emerald Expositions Events, Inc.	164,427
6,818	Entravision Communications Corporation	35,454
5,244	Eutelsat Communications	131,352
4,255	Expedia, Inc.	530,428
7,450	Five Below, Inc.[l]	411,613
310	Floor & Decor Holdings, Inc.[l]	11,687
7,970	FTD Companies, Inc.[l]	86,076
9,927	G-III Apparel Group, Ltd.[l]	251,550
1,350	Golden Entertainment, Inc.[l]	36,018
28,353	Gray Television, Inc.[l]	441,456
15,080	Habit Restaurants, Inc.[l]	185,484
21,231	Harley-Davidson, Inc.	1,005,076
14,326	Haverty Furniture Companies, Inc.	341,675
1,600	Heiwa Corporation	29,504
2,610	Hemisphere Media Group, Inc.[l]	31,842
12,150	Home Depot, Inc.	2,014,227
12,300	Honda Motor Company, Ltd.	385,446
1,430	Hugo Boss AG	127,898
4,540	Hyatt Hotels Corporation[l]	284,476
5,815	Inchcape plc	60,359
17,811	International Speedway Corporation	691,957
457	Ipsos SA	16,891
1,053	JM AB	27,784
7,390	La-Z-Boy, Inc.	199,160
8,370	Liberty Interactive Corporation[l]	190,166
17,288	Liberty Media Corporation - Liberty SiriusXM[l]	720,045
139	Linamar Corporation	8,434
2,353	Lithia Motors, Inc.	266,313
38,317	Lowe’s Companies, Inc.	3,063,444
5,440	Marks and Spencer Group plc	24,863
8,370	Michaels Companies, Inc.[l]	162,545
27,837	Modine Manufacturing Company[l]	585,969
4,950	Netflix, Inc.[l]	972,329
37,230	Newell Brands, Inc.	1,518,239
12,910	News Corporation, Class A	176,351
4,210	News Corporation, Class B	58,519
482	Nexity SA	29,625
811	Next plc	53,012
36,400	Nissan Motor Company, Ltd.	354,004
24,220	Norwegian Cruise Line Holdings, Ltd.[l]	1,350,265
20,712	Nutrisystem, Inc.	1,034,564
15,150	Office Depot, Inc.	46,965
1,358	O’Reilly Automotive, Inc.[l]	286,470
8,243	Oxford Industries, Inc.	532,498
6,010	Papa John’s International, Inc.	408,980
10,070	Peugeot SA	238,916
35,770	Pinnacle Entertainment, Inc.[l]	925,370
7,280	Polaris Industries, Inc.	862,170
370	Priceline Group, Inc.[l]	707,425
7,484	PVH Corporation	949,046
3,610	Restaurant Brands International, Inc.	233,170
11,877	Ross Stores, Inc.	754,071
11,330	Ruth’s Hospitality Group, Inc.	239,063
1,300	Sangetsu Company, Ltd.	23,925
2,700	Sankyo Company, Ltd.	87,149
6,118	Scripps Networks Interactive, Inc.	509,507
1,100	SHIMAMURA Company, Ltd.	122,549
4,570	Signet Jewelers, Ltd.	299,655
32,825	Six Flags Entertainment Corporation	2,061,082
3,630	Spartan Motors, Inc.	58,624
70	SSP Group plc	544
1,280	Stamps.com, Inc.[l]	287,232
8,059	Starbucks Corporation	441,956
3,470	Steven Madden, Ltd.[l]	135,330
3,600	Sumitomo Rubber Industries, Ltd.	68,356
5,360	Systemax, Inc.	153,028
18,249	Taylor Morrison Home Corporation[l]	440,713
405	Tenneco, Inc.	23,535
15,536	Time, Inc.	180,218
26,248	Toll Brothers, Inc.	1,208,458
36,717	Tower International, Inc.	1,116,197
1,100	Toyoda Gosei Company, Ltd.	26,897
6,424	Tupperware Brands Corporation	377,410
4,200	TV Asahi Holdings Corporation	84,580
1,459	Ulta Beauty, Inc.[l]	294,412
2,425	Vail Resorts, Inc.	555,374
9,987	VF Corporation	695,595
3,174	Walt Disney Company	310,449
1,650	Whirlpool Corporation	270,484
18,460	Wingstop, Inc.	625,240
1,077	Wolters Kluwer NV	52,787
1,670	Wyndham Worldwide Corporation	178,440
1,600	Yokohama Rubber Company, Ltd.	35,971
18,517	Zoe’s Kitchen, Inc.[l]	227,389
4,330	Zumiez, Inc.[l]	76,425

	Total	57,194,734

Consumer Staples (0.8%)
4,100	Altria Group, Inc.	263,302
1,200	Arcs Company, Ltd.	26,848
20,997	Blue Buffalo Pet Products, Inc.[l]	607,443
21,380	Cott Corporation	320,700
16,150	CVS Health Corporation	1,106,759
26,074	Darling Ingredients, Inc.[l]	475,851
19,284	e.l.f. Beauty, Inc.[l]	408,628
125	Ebro Foods SA	3,007
1,094	ForFarmers BV	13,374
1,970	Grieg Seafood ASA	18,706
17,451	Hain Celestial Group, Inc.[l]	628,585
465	Henkel AG & Company KGaA	58,647
2,800	Ingredion, Inc.	350,980
5,560	Inter Parfums, Inc.	257,428
1,680	John B. Sanfilippo & Son, Inc.	98,868
337	Kesko Oyj	17,210
1,100	Kewpie Corporation	27,440
3,460	Kimberly-Clark Corporation	389,285
900	Lawson, Inc.	58,769
2	Lindt & Spruengli AG	11,577
16,350	MGP Ingredients, Inc.	1,111,146
200	Ministop Company, Ltd.	4,059
20,593	Monster Beverage Corporation[l]	1,192,952
14,720	PepsiCo, Inc.	1,622,586
30,140	Pinnacle Foods, Inc.	1,640,219
464	Procter & Gamble Company	40,062
4	Seaboard Corporation	17,600
2,868	Seneca Foods Corporation[l]	103,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (21.6%)	Value
Consumer Staples (0.8%) - continued
500	Seven & I Holdings Company, Ltd.	$20,152
36,250	SpartanNash Company	889,937
4,120	SUPERVALU, Inc.[l]	67,115
10,332	Unilever NV	600,185
9,438	Unilever plc	534,887
47,760	US Foods Holding Corporation[l]	1,302,893
33,725	Wal-Mart Stores, Inc.	2,944,530
12,000	Want Want China Holdings, Ltd.	9,825

	Total	17,244,803

Energy (0.8%)
8,200	Anadarko Petroleum Corporation	404,834
1,540	Andeavor	163,610
3,677	Arch Coal, Inc.[i]	280,996
67,770	Archrock, Inc.	813,240
70,782	BP plc	480,088
19,041	Callon Petroleum Company[l]	211,165
16,280	Chevron Corporation	1,886,689
1,125	Cimarex Energy Company	131,546
7,384	Concho Resources, Inc.[l]	991,007
10,080	Contango Oil & Gas Company[l]	40,219
3,800	Continental Resources, Inc.[l]	154,698
1,943	Contura Energy, Inc.	114,831
3,340	Delek US Holdings, Inc.	87,007
14,990	Devon Energy Corporation	553,131
7,414	EQT Corporation	463,672
9,170	Era Group, Inc.[l]	98,669
12,350	Exterran Corporation[l]	398,535
23,794	Exxon Mobil Corporation	1,983,230
21,395	Halliburton Company	914,422
6,492	HollyFrontier Corporation	239,879
70,820	Marathon Oil Corporation	1,007,060
2,250	Marathon Petroleum Corporation	134,415
9,060	NCS Multistage Holdings, Inc.[l]	197,327
67,415	Newpark Resources, Inc.[l]	589,881
16,020	Oil States International, Inc.[l]	369,261
3,344	OMV AG	200,685
14,405	Overseas Shipholding Group, Inc.[l]	34,140
8,738	Par Pacific Holdings, Inc.[l]	183,411
22,377	Parsley Energy, Inc.[l]	595,228
31,096	Patterson-UTI Energy, Inc.	615,079
69,646	Pioneer Energy Services Corporation[l]	132,327
3,680	Pioneer Natural Resources Company	550,786
23,762	ProPetro Holding Corporation[l]	361,895
4,919	Repsol SA	92,179
32,271	Rowan Companies plc[l]	462,444
3,143	Royal Dutch Shell plc	98,966
1,113	Royal Dutch Shell plc, Class A	35,037
6,941	Royal Dutch Shell plc, Class B	223,481
4,490	RPC, Inc.	109,152
2,580	Select Energy Services, Inc.[l]	42,002
34,318	Smart Sand, Inc.[l]	246,746
2,027	Statoil ASA	41,184
78,571	Teekay Tankers, Ltd.	116,285
1,317	TGS Nopec Geophysical Company ASA	30,278
3,105	Total SA	173,067
189,100	Weatherford International plc[l]	656,177
39,890	Whiting Petroleum Corporation[l]	239,739
46,105	WPX Energy, Inc.[l]	520,064

	Total	18,469,764

Financials (4.6%)
2,996	ABN AMRO Group NVf	92,530
9,899	Affiliated Managers Group, Inc.	1,846,163
13,933	AG Mortgage Investment Trust, Inc.	262,080
15,917	AGNC Investment Corporation	320,409
12,450	Ally Financial, Inc.	325,319
7,900	American International Group, Inc.	510,419
6,300	Ameris Bancorp	301,770
7,434	Aon plc	1,066,259
1,173	Argo Group International Holdings, Ltd.	73,840
9,814	Associated Banc - Corp	248,294
20,140	Assured Guaranty, Ltd.	747,194
759	ASX, Ltd.	31,404
6,714	Australia & New Zealand Banking Group, Ltd.	154,077
21,893	Aviva plc	146,867
16,162	Banco Bilbao Vizcaya Argentaria SA	141,328
14,190	BancorpSouth, Inc.	448,404
100,959	Bank of America Corporation	2,765,267
780	Bank of Marin Bancorp	52,845
33,871	Bank of New York Mellon Corporation	1,742,663
3,746	Bank of Nova Scotia	241,816
9,308	Bank of the Ozarks	433,939
10,240	BankFinancial Corporation	162,202
48,350	Beneficial Bancorp, Inc.	797,775
12,973	Berkshire Hathaway, Inc.[l]	2,425,173
1,810	Berkshire Hills Bancorp, Inc.	69,323
19,150	Blackstone Group, LP	637,503
6,630	Blue Hills Bancorp, Inc.	143,871
60,779	Boston Private Financial Holdings, Inc.	966,386
29,500	Brookline Bancorp, Inc.	454,300
9,520	Brown & Brown, Inc.	474,477
5,725	Cadence Bancorporation[l]	139,461
6,160	Capital One Financial Corporation	567,829
3,612	Capstead Mortgage Corporation	31,858
23,399	Cathay General Bancorp	978,078
39,623	Central Pacific Financial Corporation	1,233,068
4,280	Chemical Financial Corporation	225,513
1,520	Cherry Hill Mortgage Investment Corporation	27,679
4,450	Chubb, Ltd.	671,149
1,701	CI Financial Corporation	37,815
81,292	Citigroup, Inc.	5,974,962
6,416	Citizens Financial Group, Inc.	243,872
3,730	Clifton Bancorp, Inc.	63,522
597	Close Brothers Group plc	11,011
76,190	CNO Financial Group, Inc.	1,826,274
5,856	CNP Assurances	136,225
36,621	CoBiz Financial, Inc.	748,533
18,310	Comerica, Inc.	1,438,617
2,580	Community Trust Bancorp, Inc.	124,614
1,900	Concordia Financial Group, Ltd.	10,063
70,112	CYS Investments, Inc.	560,896
2,213	Danske Bank AS	84,456
21,731	Direct Line Insurance Group plc	107,254
37,671	Dynex Capital, Inc.	263,697
77,998	E*TRADE Financial Corporation[l]	3,399,933
5,138	Eagle Bancorp, Inc.[l]	342,448
33,751	East West Bancorp, Inc.	2,019,660
5,750	Elevate Credit, Inc.[l]	45,023
8,015	Ellington Residential Mortgage REIT	107,241
20,616	Employers Holdings, Inc.	983,383
28,437	Enterprise Financial Services Corporation	1,239,853
6,959	Essent Group, Ltd.[l]	296,593
474	Euronext NVf	28,151
6,420	Everi Holdings, Inc.[l]	53,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (21.6%)	Value
Financials (4.6%) - continued
3,139	FBL Financial Group, Inc.	$242,802
42,456	Fifth Third Bancorp	1,226,978
6,340	Financial Institutions, Inc.	207,952
258,292	First BanCorp[l]	1,330,204
12,070	First Busey Corporation	375,618
59,440	First Commonwealth Financial Corporation	865,446
3,915	First Connecticut Bancorp, Inc.	103,356
4,120	First Defiance Financial Corporation	223,304
10,450	First Financial Bancorp	285,285
5,566	First Financial Corporation	264,385
4,848	First Interstate BancSystem, Inc.	190,526
1,150	First Merchants Corporation	49,450
580	First Mid-Illinois Bancshares, Inc.	22,388
26,543	First Midwest Bancorp, Inc.	612,878
4,587	First of Long Island Corporation	144,720
19,746	First Republic Bank	1,923,260
22,461	FlexiGroup, Ltd.	25,263
5,800	FNF Group	217,036
7,157	Franklin Resources, Inc.	301,524
27,330	GAIN Capital Holdings, Inc.	201,695
2,193	Genworth MI Canada, Inc.	68,148
7,871	Goldman Sachs Group, Inc.	1,908,560
13,532	Great Southern Bancorp, Inc.	727,345
15,886	Green Bancorp, Inc.[l]	351,875
6,630	Hamilton Lane, Inc.	182,259
4,530	Hancock Holding Company	220,837
25,583	Hanmi Financial Corporation	786,677
1,882	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	45,281
1,476	Hannover Rueckversicherung SE	185,741
19,476	Hanover Insurance Group, Inc.	1,916,049
1,332	Hargreaves Lansdown plc	27,980
21,220	Hartford Financial Services Group, Inc.	1,168,161
13,229	Heartland Financial USA, Inc.	651,528
15,080	Heritage Commerce Corporation	231,930
16,684	Heritage Financial Corporation	508,862
900	Hokuhoku Financial Group, Inc.	14,835
12,169	Hometrust Bancshares, Inc.[l]	319,436
32,729	Hope Bancorp, Inc.	603,850
5,392	Horace Mann Educators Corporation	236,170
12,005	Horizon Bancorp	330,378
6,196	Houlihan Lokey, Inc.	257,939
64,774	HSBC Holdings plc	632,523
65,030	Huntington Bancshares, Inc.	897,414
3,634	IBERIABANK Corporation	268,007
9,260	Independent Bank Corporation	208,350
2,002	Infinity Property & Casualty Corporation	188,889
2,397	ING Groep NV	44,295
799	Intact Financial Corporation	65,309
21,630	Interactive Brokers Group, Inc.	1,168,453
27,660	Intercontinental Exchange, Inc.	1,828,326
17,087	Invesco Mortgage Capital. Inc.	294,238
30,780	Invesco, Ltd.	1,101,616
21,020	Investors Bancorp, Inc.	289,025
28,150	KeyCorp	513,737
6,851	Lakeland Bancorp, Inc.	140,788
5,110	Lazard, Ltd.	242,929
27,290	Loews Corporation	1,351,128
925	Macquarie Group, Ltd.	69,782
9,338	Maiden Holdings, Ltd.	77,039
2,040	MarketAxess Holdings, Inc.	354,960
5,519	Medibank Private, Ltd.	12,991
30,711	Meridian Bancorp, Inc.	605,007
26,380	MetLife, Inc.	1,413,440
23,750	MGIC Investment Corporation[l]	339,625
21,410	MidWestOne Financial Group, Inc.	753,846
4,400	Mitsubishi UFJ Financial Group, Inc.	29,846
51,800	Mizuho Financial Group, Inc.	94,114
18,770	MTGE Investment Corporation	339,737
156	Muenchener Rueckversicherungs- Gesellschaft AG	35,022
4,080	Nasdaq, Inc.	296,412
11,260	National Bank Holdings Corporation	369,553
2,466	National Bank of Canada	119,678
9,316	Navigators Group, Inc.	540,328
5,869	Nordea Bank AB	70,925
6,589	OFG Bancorp	58,642
19,005	Old Mutual plc	48,210
9,025	Old Second Bancorp, Inc.	123,643
82,991	OM Asset Management plc	1,268,102
6,939	PacWest Bancorp	335,292
1,060	Pargesa Holding SA	88,766
2,510	Peoples Bancorp, Inc.	83,131
1,439	Plus500, Ltd.	19,590
18,151	Popular, Inc.	665,779
2,524	Power Corporation of Canada	64,719
1,740	Preferred Bank	107,410
2,680	Primerica, Inc.	237,180
17,231	Principal Financial Group, Inc.	1,134,661
32,370	Provident Financial Services, Inc.	880,464
3,512	QCR Holdings, Inc.	167,698
6,600	Raymond James Financial, Inc.	559,548
2,131	Renasant Corporation	88,223
22,933	Sandy Spring Bancorp, Inc.	926,723
24,770	Santander Consumer USA Holdings Inc.[l]	412,173
1,553	Schroders plc	72,054
2,675	SCOR SE	111,048
31,858	Seacoast Banking Corporation of Florida[l]	789,760
760	Selective Insurance Group, Inc.	45,296
9,700	Senshu Ikeda Holdings, Inc.	37,452
53,380	SLM Corporation[l]	565,294
2,666	Societe Generale	148,375
3,603	State Auto Financial Corporation	92,381
4,878	State Bank Financial Corporation	141,023
8,150	State Street Corporation	749,800
8,099	Sterling Bancorp	202,880
14,468	Stifel Financial Corporation	767,238
5,993	SVB Financial Group[l]	1,314,145
637	Sydbank AS	24,868
24,801	Synchrony Financial	809,009
56,764	Synovus Financial Corporation	2,659,393
17,311	TD Ameritrade Holding Corporation	865,377
3,910	Territorial Bancorp, Inc.	123,517
2,710	TFS Financial Corporation	41,788
93	TMX Group, Ltd.	5,081
17,992	TriCo Bancshares	745,229
12,799	TriState Capital Holdings, Inc.[l]	289,897
7,610	Triumph Bancorp, Inc.[l]	235,910
71,708	TrustCo Bank Corporation	657,921
11,919	Union Bankshares Corporation	411,325
5,000	United Community Banks, Inc.	137,100
31,512	United Financial Bancorp, Inc.	576,985
1,944	United Fire Group, Inc.	89,599
2,360	Unum Group	122,814
131	Vienna Insurance Group AG Wiener Versicherung Gruppe	3,835
5,763	Washington Trust Bancorp, Inc.	319,847

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (21.6%)	Value
Financials (4.6%) - continued
41,963	Western Alliance Bancorp[l]	$2,341,535
27,576	Western Asset Mortgage Capital Corporation	277,690
14,785	WSFS Financial Corporation	734,815
29,510	Zions Bancorporation	1,371,035
19	Zurich Insurance Group AG	5,798

	Total	101,578,161

Health Care (2.2%)
3,280	ABIOMED, Inc.[l]	632,778
4,654	Acadia Healthcare Company, Inc.[l]	145,949
5,348	Aerie Pharmaceuticals, Inc.[l]	330,239
5,617	Alexion Pharmaceuticals, Inc.[l]	672,130
1,597	Align Technology, Inc.[l]	381,651
3,000	American Renal Associates Holdings, Inc.[l]	36,390
11,141	Amgen, Inc.	1,952,126
16,600	Astellas Pharmaceutical, Inc.	220,927
25,663	Asterias Biotherapeutics, Inc.[l]	64,158
652	Atrion Corporation	428,788
3,350	Biogen, Inc.[l]	1,044,061
11,430	BioMarin Pharmaceutical, Inc.[l]	938,289
8,552	Cardiovascular Systems, Inc.[l]	205,847
17,630	Catalent, Inc.[l]	750,862
9,211	Celgene Corporation[l]	930,035
1,563	Chemed Corporation	349,221
1,981	CIGNA Corporation	390,693
3,180	Coherus Biosciences, Inc.[l]	35,775
3,970	CONMED Corporation	207,313
690	Cooper Companies, Inc.	165,779
13,220	Curis, Inc.[l]	20,888
6,486	Danaher Corporation	598,463
210	DaVita, Inc.[l]	12,755
10,170	Dexcom, Inc.[l]	457,345
2,700	Edwards Lifesciences Corporation[l]	276,021
990	Eli Lilly and Company	81,121
26,260	Evolent Health, Inc.[l]	426,725
9,140	Express Scripts Holding Company[l]	560,191
32,880	GenMark Diagnostics, Inc.[l]	244,956
12,900	GlaxoSmithKline plc ADR	469,947
990	Heska Corporation[l]	96,525
5,580	HMS Holdings Corporation[l]	107,359
7,870	Hologic, Inc.[l]	297,879
2,040	INC Research Holdings, Inc.[l]	116,586
7,022	Inogen, Inc.[l]	694,686
13,138	Intersect ENT, Inc.[l]	389,542
2,750	Intra-Cellular Therapies, Inc.[l]	42,873
9,689	Ironwood Pharmaceuticals, Inc.[l]	149,017
22,838	Johnson & Johnson	3,183,846
26,060	Kindred Healthcare, Inc.	157,663
860	Laboratory Corporation of America Holdings[l]	132,191
117	Le Noble Age SA	8,202
6,936	Magellan Health Services, Inc.[l]	591,641
5,390	Medpace Holdings, Inc.[l]	201,963
38,525	Medtronic plc	3,102,033
27,200	Merck & Company, Inc.	1,498,448
2,215	Merck KGaA	237,654
2,202	Mettler-Toledo International, Inc.[l]	1,503,151
31,650	MiMedx Group, Inc.[l]	401,322
18,247	Mylan NVl	651,600
16,730	Myriad Genetics, Inc.[l]	573,504
7,512	National Healthcare Corporation	480,768
6,317	Neurocrine Biosciences, Inc.[l]	392,349
11,731	Nevro Corporation[l]	1,027,401
5,767	Novartis AG	475,658
12,259	Novo Nordisk AS	610,361
14,343	NuVasive, Inc.[l]	813,678
6,490	Omnicell, Inc.[l]	323,202
3,040	PerkinElmer, Inc.	219,853
7,890	Perrigo Company plc	639,011
90,690	Pfizer, Inc.	3,179,591
2,380	Prothena Corporation plc[l]	138,159
3,420	Qiagen NVl	115,801
22,030	RadNet, Inc.[l]	241,229
1,170	Sage Therapeutics, Inc.[l]	74,038
24,401	Tactile Systems Technology, Inc.[l]	700,065
5,490	Teleflex, Inc.	1,301,020
9,713	Thermo Fisher Scientific, Inc.	1,882,671
20,617	Triple-S Management Corporation[l]	495,014
22,079	UnitedHealth Group, Inc.	4,641,447
2,550	Universal Health Services, Inc.	261,885
11,450	Veeva Systems, Inc.[l]	697,763
5,901	Vertex Pharmaceuticals, Inc.[l]	862,903
1,350	Waters Corporation[l]	264,667
1,330	West Pharmaceutical Services, Inc.	134,862
22,240	Wright Medical Group NVl	582,910
26,830	Zoetis, Inc.	1,712,291

	Total	49,437,705

Industrials (3.2%)
3,560	ABM Industries, Inc.	149,413
24,458	Acco Brands Corporation[l]	319,177
3,580	Actuant Corporation	91,290
2,787	Adecco SA	221,113
43,251	Advanced Disposal Services, Inc.[l]	1,077,815
9,975	AECOM[l]	349,723
26,049	Aegion Corporation[l]	606,681
7,175	AGCO Corporation	491,990
21,629	AMETEK, Inc.	1,459,741
10,860	ArcBest Corporation	354,036
800	Asahi Glass Company, Ltd.	31,352
5,768	Astec Industries, Inc.	299,648
3,339	Atlas Copco AB	132,552
17,264	AZZ, Inc.	825,219
3,110	Barnes Group, Inc.	202,430
3,510	Boeing Company	905,510
3,725	Brink’s Company	283,472
7,699	BWX Technologies, Inc.	461,324
21,338	CBIZ, Inc.[l]	361,679
4,286	CIRCOR International, Inc.	188,370
18,500	Colfax Corporation[l]	771,635
23,439	Comfort Systems USA, Inc.	1,038,348
34,284	Costamare, Inc.	212,904
3,697	Crane Company	307,295
1,044	CSW Industrials, Inc.[l]	51,208
26,150	CSX Corporation	1,318,744
2,222	Cummins, Inc.	393,027
12,110	Curtiss-Wright Corporation	1,432,007
800	Dai Nippon Printing Company, Ltd.	19,176
9,790	Delta Air Lines, Inc.	489,794
1,308	Deutsche Lufthansa AG	42,023
12,872	Dover Corporation	1,229,147
2,810	Dycom Industries, Inc.[l]	246,802
5,177	Eaton Corporation plc	414,264
19,528	EMCOR Group, Inc.	1,572,199
4,920	Encore Wire Corporation	222,138
3,160	EnerSys	219,209
4,380	Engility Holdings, Inc.[l]	147,475
4,400	ESCO Technologies, Inc.	254,980
17,548	Federal Signal Corporation	374,650
881	Ferguson plc	61,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (21.6%)	Value
Industrials (3.2%) - continued
572	Finning International, Inc.	$13,949
1,660	Fortive Corporation	119,952
14,406	Fortune Brands Home and Security, Inc.	951,660
4,762	Franklin Electric Company, Inc.	216,671
14,144	Gardner Denver Holdings, Inc.[l]	408,054
3,010	Genesee & Wyoming, Inc.[l]	216,058
6,833	Gibraltar Industries, Inc.[l]	227,197
370	Global Brass and Copper Holdings, Inc.	12,950
3,850	GMS, Inc.[l]	131,093
1,870	Gorman-Rupp Company	59,803
8,526	Granite Construction, Inc.	543,021
10,302	GWA Group, Ltd.	20,114
34,340	Harsco Corporation[l]	729,725
5,830	Healthcare Services Group, Inc.	308,349
6,585	Heico Corporation	597,128
2,670	Heidrick & Struggles International, Inc.	66,349
2,130	Hillenbrand, Inc.	84,241
800	Hitachi Transport System, Ltd.	19,797
20,430	Honeywell International, Inc.	2,945,189
2,330	Hubbell, Inc.	293,161
2,300	Huntington Ingalls Industries, Inc.	535,509
1,094	Hyster-Yale Materials Handling, Inc.	85,868
4,358	ICF International, Inc.[l]	234,025
1,300	Inaba Denki Sangyo Company, Ltd.	57,065
7,230	Ingersoll-Rand plc	640,578
61,097	Interface, Inc.	1,393,012
5,010	International Seaways, Inc.[l]	100,901
16,200	ITOCHU Corporation	283,770
5,143	ITT Corporation	239,870
5,120	JB Hunt Transport Services, Inc.	544,717
20,640	KAR Auction Services, Inc.	976,891
19,260	Kforce, Inc.	403,497
12,420	Kirby Corporation[l]	879,957
4,970	L3 Technologies, Inc.	930,285
3,360	Lincoln Electric Holdings, Inc.	308,011
1,810	Lindsay Corporation	165,724
563	Loomis AB	22,590
370	Lydall, Inc.[l]	21,386
2,800	Marubeni Corporation	18,774
15,860	Masco Corporation	631,545
6,450	Masonite International Corporation[l]	432,795
7,293	Meggitt plc	50,205
2,913	Middleby Corporation[l]	337,617
2,740	Milacron Holdings Corporation[l]	49,183
2,000	Mitsuboshi Belting, Ltd.	24,971
6,409	Monadelphous Group, Ltd.	83,327
6,270	Moog, Inc.[l]	550,255
29,740	MRC Global, Inc.[l]	510,041
10,125	MYR Group, Inc.[l]	322,886
4,009	National Express Group plc	19,568
23,765	Navigant Consulting, Inc.[l]	411,372
66,702	NCI Building Systems, Inc.[l]	1,063,897
3,400	Nitto Kogyo Corporation	58,276
5,688	Norfolk Southern Corporation	747,517
1,208	Northgate plc	7,188
5,910	Old Dominion Freight Line, Inc.	715,878
6,754	On Assignment, Inc.[l]	413,480
8,056	Orbital ATK, Inc.	1,070,884
5,050	Orion Group Holdings, Inc.[l]	36,360
11,446	Oshkosh Corporation	1,047,996
9,286	PageGroup plc	57,681
2,329	Parker Hannifin Corporation	425,299
11,690	PGT Innovations, Inc.[l]	164,829
4,586	Ply Gem Holdings, Inc.[l]	77,503
3,316	Proto Labs, Inc.[l]	289,321
3,270	Quad/Graphics, Inc.	74,523
12,424	Radiant Logistics, Inc.[l]	60,629
4,910	Raven Industries, Inc.	165,221
9,918	Raytheon Company	1,787,224
4,808	RELX NV	108,549
7,190	Rockwell Collins, Inc.	974,964
391	Rockwool International AS	106,152
6,369	Roper Industries, Inc.	1,644,285
18,580	Saia, Inc.[l]	1,203,984
914	Schindler Holding AG	207,119
1,626	Siemens AG	233,547
8,532	SKF AB	198,274
2,800	Smiths Group plc	58,424
13,200	Sojitz Corporation	39,838
48,216	Southwest Airlines Company	2,596,914
7,550	SP Plus Corporation[l]	292,562
524	Spirax-Sarco Engineering plc	39,319
27,899	SPX Corporation[l]	817,162
17,325	SPX FLOW, Inc.[l]	714,310
1,760	Stanley Black & Decker, Inc.	284,328
391	Sulzer, Ltd.	50,090
400	Taikisha, Ltd.	11,650
2,500	Teijin, Ltd.	52,913
1,408	Tennant Company	97,645
5,050	Terex Corporation	237,905
1,300	Toppan Forms Company, Ltd.	13,452
25,270	TPI Composites, Inc.[l]	633,013
1,730	Transcontinental, Inc.	38,406
27,600	TransUnion[l]	1,448,724
31,524	TriMas Corporation[l]	836,962
16,413	TrueBlue, Inc.[l]	444,792
1,000	Tsubakimoto Chain Company	8,618
11,340	United Continental Holdings, Inc.[l]	663,163
8,980	United Parcel Service, Inc.	1,055,419
10,526	United Rentals, Inc.[l]	1,489,218
15,310	United Technologies Corporation	1,833,526
12,300	Universal Truckload Services, Inc.	265,680
778	Valmont Industries, Inc.	123,624
16,926	Vectrus, Inc.[l]	516,412
2,195	Vinci SA	215,061
5,650	WABCO Holdings, Inc.[l]	833,770
11,237	WageWorks, Inc.[l]	716,359
24,942	Waste Connections, Inc.	1,762,651
2,125	Watsco, Inc.	353,961
11,570	Willdan Group, Inc.[l]	347,794
750	WSP Global, Inc.	33,614
6,736	Xylem, Inc.	448,146
2,815	YIT Oyj	21,393
600	Yuasa Trading Company, Ltd.	22,121

	Total	71,221,343

Information Technology (4.8%)
12,370	2U, Inc.[l]	787,103
25,300	Advanced Micro Devices, Inc.[l]	277,920
27,091	Agilent Technologies, Inc.	1,843,001
29,662	Akamai Technologies, Inc.[l]	1,549,839
6,050	Alliance Data Systems Corporation	1,353,566
1,649	Alphabet, Inc., Class Al	1,703,483
1,918	Alphabet, Inc., Class Cl	1,949,916
5,318	Ambarella, Inc.[l]	300,148
2,433	American Software, Inc.	30,194
17,899	Amphenol Corporation	1,557,213
18,324	Apple, Inc.	3,097,489
16,026	Applied Materials, Inc.	904,347

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (21.6%)	Value
Information Technology (4.8%) - continued
12,081	Arista Networks, Inc.[l]	$2,414,871
34,021	Arrow Electronics, Inc.[l]	2,843,815
2,990	Atkore International Group, Inc.[l]	57,737
3,840	Belden, Inc.	306,854
34,241	Benchmark Electronics, Inc.[l]	1,059,759
145	BKW FMB Energie	8,476
58,005	Booz Allen Hamilton Holding Corporation	2,192,009
18,389	Brooks Automation, Inc.	632,398
24,610	CA, Inc.	796,872
1,700	Canon, Inc.	63,864
2,374	Capgemini SA	288,403
1,080	Capital Power Corporation	20,451
8,490	Cavium, Inc.[l]	585,725
6,129	CDW Corporation	429,030
41,280	Ciena Corporation[l]	878,026
138,376	Cisco Systems, Inc.	4,725,540
2,901	Cognex Corporation	357,258
2,932	CommerceHub, Inc.[l]	62,540
4,630	CommVault Systems, Inc.[l]	240,991
8,350	Computer Sciences Government Services, Inc.	267,117
9,502	Comtech Telecommunications Corporation	204,388
10,527	CoreLogic, Inc.[l]	493,716
8,424	Criteo SA ADR[l]	351,870
6,900	Descartes Systems Group, Inc.[l]	200,445
21,730	Dolby Laboratories, Inc.	1,259,036
25,802	DST Systems, Inc.	1,512,513
27,147	eBay, Inc.[l]	1,021,813
26,558	Endurance International Group Holdings, Inc.[l]	217,776
2,170	Entegris, Inc.	71,067
8,240	Envestnet, Inc.[l]	440,016
3,440	Euronet Worldwide, Inc.[l]	332,442
83,780	EVERTEC, Inc.	1,256,700
2,500	ExlService Holdings, Inc.[l]	156,050
16,580	Extreme Networks, Inc.[l]	198,960
12,610	Facebook, Inc.[l]	2,270,557
13,346	Fidelity National Information Services, Inc.	1,237,975
4,010	Finisar Corporation[l]	94,395
10,166	Fiserv, Inc.[l]	1,315,785
74,190	FLIR Systems, Inc.	3,473,576
7,264	Forrester Research, Inc.	317,437
25,618	Fortinet, Inc.[l]	1,009,605
8,260	Global Payments, Inc.	858,627
12,486	Guidewire Software, Inc.[l]	998,630
34,680	HP, Inc.	747,354
3,926	IAC/InterActiveCorporation[l]	506,650
27,118	Insight Enterprises, Inc.[l]	1,221,666
53,924	Intel Corporation	2,453,003
27,171	Keysight Technologies, Inc.[l]	1,213,729
6,800	Konica Minolta Holdings, Inc.	59,655
380	Kulicke and Soffa Industries, Inc.[l]	8,607
10,290	Lam Research Corporation	2,146,185
18,220	Liberty Tripadvisor Holdings, Inc.[l]	196,776
17,170	M/A-COM Technology Solutions Holdings, Inc.[l]	701,910
12,142	ManTech International Corporation	563,510
23,679	MasterCard, Inc.	3,522,725
4,830	Maxim Integrated Products, Inc.	253,768
12,621	Methode Electronics, Inc.	591,925
3,440	Microsemi Corporation[l]	183,593
52,331	Microsoft Corporation	4,352,893
9,892	Monolithic Power Systems, Inc.	1,203,560
8,860	National Instruments Corporation	398,700
1,800	NEC Networks & System Integration Corporation	44,857
2,714	NetApp, Inc.	120,556
19,690	New Relic, Inc.[l]	1,010,688
7,067	Nice, Ltd. ADR	588,752
23,856	NRG Yield, Inc., Class A	437,758
2,581	NVIDIA Corporation	533,777
7,600	NXP Semiconductors NVl	889,580
73,505	Oracle Corporation	3,741,404
4,630	Palo Alto Networks, Inc.[l]	681,536
5,180	Paylocity Holding Corporation[l]	276,664
23,362	PayPal Holdings, Inc.[l]	1,695,147
5,513	Pegasystems, Inc.	321,408
2,080	Plexus Corporation[l]	127,774
17,999	Progress Software Corporation	761,898
16,665	Proofpoint, Inc.[l]	1,540,013
14,837	Q2 Holdings, Inc.[l]	631,314
21,128	Red Hat, Inc.[l]	2,552,896
20,643	Rudolph Technologies, Inc.[l]	572,843
12,533	Salesforce.com, Inc.[l]	1,282,627
2,740	ScanSource, Inc.[l]	117,683
55,486	Sequans Communications SA ADR[l]	100,430
13,408	ServiceNow, Inc.[l]	1,694,369
710	Silicon Laboratories, Inc.[l]	67,379
517	SMA Solar Technology AG	24,064
3,945	Sonus Networks, Inc.[l]	30,771
9,900	SS&C Technologies Holdings, Inc.	397,980
19,107	Synopsys, Inc.[l]	1,653,138
650	TE Connectivity, Ltd.	59,130
8,875	Teradata Corporation[l]	296,869
7,555	Teradyne, Inc.	324,034
9,370	Texas Instruments, Inc.	905,985
883	TiVo Corp	16,026
17,012	Total System Services, Inc.	1,225,715
63,696	Travelport Worldwide, Ltd.	999,390
5,570	Trimble, Inc.[l]	227,702
20,500	Twitter, Inc.[l]	422,710
8,372	Tyler Technologies, Inc.[l]	1,484,272
1,288	Ultimate Software Group, Inc.[l]	260,936
9,137	Verint Systems, Inc.[l]	385,581
18,803	Virtusa Corporation[l]	717,522
16,150	Visa, Inc.	1,776,177
5,288	Xerox Corporation	160,279
16,620	Xilinx, Inc.	1,224,728
4,739	XO Group, Inc.[l]	94,590
40,133	Zix Corporation[l]	194,645

	Total	105,879,140

Materials (1.1%)
1,993	A. Schulman, Inc.	78,325
900	Adeka Corporation	15,546
10,846	AK Steel Holding Corporation[l]	49,783
1,890	Alcoa Corporation[l]	90,304
8,699	American Vanguard Corporation	195,728
1,294	APERAM	69,582
2,383	Balchem Corporation	200,863
92	BASF SE	10,061
1,549	BHP Billiton plc	28,046
5,338	BHP Billiton, Ltd.	109,903
25,925	Boise Cascade Company[l]	919,041
5,940	Celanese Corporation	619,601
11,600	CF Industries Holdings, Inc.	440,568
9,710	Chemours Company	549,683
23,873	Continental Building Products, Inc.[l]	637,409
29,469	Crown Holdings, Inc.[l]	1,773,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (21.6%)	Value
Materials (1.1%) - continued
7,400	Daicel Corporation	$92,394
13,423	Eastman Chemical Company	1,218,943
9,450	Ecolab, Inc.	1,234,737
4,463	Evonik Industries AG	162,346
27,628	Ferro Corporation[l]	658,099
18,780	Ferroglobe Representation & Warranty Insurance Trust[b,l]	2
11,617	FMC Corporation	1,078,755
12,699	Freeport-McMoRan, Inc.[l]	177,532
3,368	Granges AB	34,901
20,917	Graphic Packaging Holding Company	324,004
15,296	Innospec, Inc.	946,058
860	International Paper Company	49,252
1,400	JSR Corporation	27,139
4,887	Kadant, Inc.	555,163
3,000	Kaneka Corporation	24,774
3,060	Koppers Holdings, Inc.[l]	148,563
2,509	Kraton Performance Polymers, Inc.[l]	123,016
6,500	Kuraray Company, Ltd.	128,015
3,700	Kyoei Steel, Ltd.	64,965
3,550	Martin Marietta Materials, Inc.	769,817
3,950	Materion Corporation	202,832
5,079	Mondi plc	122,831
28,365	Myers Industries, Inc.	612,684
1,400	Neenah Paper, Inc.	121,520
200	Nippon Shokubai Company, Ltd.	15,086
21,180	Norsk Hydro ASA	163,898
7,350	Nucor Corporation	425,050
14,850	Nutanix, Inc.[l]	423,225
5,000	Oji Holdings Corporation	29,305
1,086	Olympic Steel, Inc.	20,504
45,024	OMNOVA Solutions, Inc.[l]	497,515
52,070	Owens-Illinois, Inc.[l]	1,243,952
2,548	Packaging Corporation of America	296,256
38,000	Quantenna Communications, Inc.[l]	588,620
800	Rengo Company, Ltd.	5,239
595	Rio Tinto, Ltd.	31,705
10,570	RPM International, Inc.	563,698
23,940	Ryerson Holding Corporation[l]	210,672
7,960	Schnitzer Steel Industries, Inc.	234,422
9,460	Schweitzer-Mauduit International, Inc.	399,496
1,598	Scotts Miracle-Gro Company	159,193
2,740	Sensient Technologies Corporation	208,377
1,476	Solvay SA	219,272
17,259	Steel Dynamics, Inc.	642,207
4,075	SunCoke Energy, Inc.[l]	45,192
2,300	Toagosei Company, Ltd.	29,829
3,740	Trinseo SA	265,540
9,377	UPM-Kymmene Oyj	281,613
17,718	Verso Corporation[l]	124,203
1,490	W. R. Grace & Company	113,970
27,173	Westrock Company	1,666,520
600	Yamato Kogyo Company, Ltd.	16,049

	Total	23,586,543

Real Estate (0.9%)
2,279	Alstria Office REIT AG	32,398
2,340	American Assets Trust, Inc.	90,769
14,118	Ares Commercial Real Estate Corporation	183,252
62,378	Armada Hoffler Properties, Inc.	890,134
871	Artis Real Estate Investment Trust	9,391
8,240	Ashford Hospitality Prime, Inc.	80,093
3,321	Ashford Hospitality Trust, Inc.	23,347

Real Estate (0.9%)
9,810	Bluerock Residential Growth REIT, Inc.	110,755
8,028	British Land Company plc	64,097
53,613	Brixmor Property Group, Inc.	936,619
3,000	Camden Property Trust	273,720
21,305	Cedar Realty Trust, Inc.	115,899
21,835	Chatham Lodging Trust	474,911
12,467	City Office REIT, Inc.	162,570
8,261	Cousins Properties, Inc.	74,514
4,880	CyrusOne, Inc.	299,583
100	Daito Trust Construction Company, Ltd.	17,483
23,860	DDR Corporation	183,006
16,559	DEXUS Property Group	123,994
2,250	Digital Realty Trust, Inc.	266,490
8,690	Douglas Emmett, Inc.	345,775
9,600	Duke Realty Corporation	273,408
4,540	Easterly Government Properties, Inc.	91,345
8,950	Equity Commonwealth[l]	268,947
3,170	Equity Lifestyle Properties, Inc.	280,482
14,220	Franklin Street Properties Corporation	142,200
10,400	General Growth Properties, Inc.	202,384
11,000	Hang Lung Properties, Ltd.	25,259
12,740	HFF, Inc.	558,776
28,740	Highwoods Properties, Inc.	1,467,177
13,190	Hospitality Properties Trust	376,970
14,207	Host Hotels & Resorts, Inc.	277,889
19,000	Hysan Development Company, Ltd.	91,800
43,770	InfraREIT, Inc.	980,448
10,636	Invitation Homes, Inc.	240,054
22,032	Liberty Property Trust	944,732
8,530	Mid-America Apartment Communities, Inc.	873,045
28,900	Monmouth Real Estate Investment Corporation	492,456
18,178	National Storage Affiliates Trust	450,633
829	One Liberty Properties, Inc.	20,087
14,480	Outfront Media, Inc.	339,556
6,825	Pebblebrook Hotel Trust	243,379
5,300	Physicians Realty Trust	92,114
5,710	Ramco-Gershenson Properties Trust	72,117
4,180	RE/MAX Holdings, Inc.	277,970
2,300	Realogy Holdings Corporation	74,359
27,800	Retail Properties of America, Inc.	339,716
640	RMR Group, Inc.	33,568
6,000	Road King Infrastructure, Ltd.	9,865
930	Saul Centers, Inc.	56,842
8,654	SBA Communications Corporation[l]	1,360,236
29,086	Stockland	100,811
55,760	Summit Hotel Properties, Inc.	881,566
4,000	Sun Hung Kai Properties, Ltd.	65,438
2,000	Swire Pacific, Ltd.	19,764
1,193	TAG Immobilien AG	20,567
6,290	Terreno Realty Corporation	230,969
4,182	UDR, Inc.	162,220
17,731	Urstadt Biddle Properties, Inc.	385,295
23,880	Weyerhaeuser Company	857,531
14,000	Wing Tai Holdings, Ltd.	24,647
7,603	Xenia Hotels & Resorts, Inc.	165,441

	Total	18,630,863

Telecommunications Services (0.2%)
20,900	AT&T, Inc.	703,285
390	ATN International, Inc.	21,173
1,358	Cincinnati Bell, Inc.[l]	25,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Shares	Common Stock (21.6%)	Value
Telecommunications Services (0.2%) - continued
1,485	Freenet AG	$49,730
13,680	Intelsat SAl	59,508
42,345	KCOM Group plc	60,458
4,000	Nippon Telegraph & Telephone Corporation	193,390
19,300	NTT DOCOMO, Inc.	467,422
372	Proximus SA	12,353
5,359	TDC AS	31,683
12,942	Telenor ASA	274,807
950	Telephone & Data Systems, Inc.	27,693
28,862	Verizon Communications, Inc.	1,381,624
16,940	Vonage Holdings Corporation[l]	137,722

	Total	3,446,786

Utilities (0.4%)
25,000	AES Corporation	265,750
840	Alliant Energy Corporation	36,338
5,960	American States Water Company	320,350
7,082	Artesian Resources Corporation	287,671
910	Canadian Utilities, Ltd.	27,481
5,800	Chubu Electric Power Company, Inc.	74,800
26,513	CMS Energy Corporation	1,282,434
2,039	Connecticut Water Service, Inc.	126,459
5,560	Consolidated Water Company, Ltd.	68,388
300	Electric Power Development Company, Ltd.	7,560
141	Elia System Operator SA	8,179
4,476	Eversource Energy	280,377
5,720	MDU Resources Group, Inc.	156,442
4,255	Middlesex Water Company	185,007
2,570	New Jersey Resources Corporation	114,236
8,210	NorthWestern Corporation	486,689
69,912	OGE Energy Corporation	2,575,558
9,400	Osaka Gas Company, Ltd.	182,069
28,982	PG&E Corporation	1,674,290
4,360	PNM Resources, Inc.	189,224
2,570	Portland General Electric Company	122,692
6,650	Public Service Enterprise Group, Inc.	327,180
9,799	Redes Energeticas Nacionais SGPS SA	31,117
287	Sempra Energy	33,722
1,680	Southwest Gas Holdings, Inc.	138,415
3,690	Spire, Inc.	291,326
5,950	TerraForm Power, Inc.	79,909
7,150	UGI Corporation	342,199
336	Unitil Corporation	17,472
736	Verbund AG	17,873

	Total	9,751,207

	Total Common Stock (cost $381,193,113)	476,441,049

Shares	Preferred Stock (<0.1%)	Value
Consumer Staples (<0.1%)
2,100	Henkel AG & Company KGaA, 1.620%	294,875

	Total	294,875

Energy (<0.1%)
1,443	Alpha Natural Resources, Inc., 0.000%[l]	37,518
1,443	ANR Holdings, Inc., 0.000%[l]	10,101

	Total	47,619

	Total Preferred Stock (cost $290,544)	342,494

Shares	Collateral Held for Securities Loaned (0.2%)	Value
5,342,094	Thrivent Cash Management Trust	5,342,094

	Total Collateral Held for Securities Loaned (cost $5,342,094)	5,342,094

Shares or Principal Amount	Short-Term Investments (15.3%)[m]	Value
	Federal Home Loan Bank Discount Notes
4,700,000	1.030%, 11/7/2017[n]	4,699,210
3,400,000	1.035%, 11/10/2017[n]	3,399,140
1,800,000	1.035%, 11/17/2017[n]	1,799,192
500,000	1.025%, 11/24/2017[n]	499,678
1,100,000	1.040%, 11/28/2017[n]	1,099,166
100,000	1.030%, 12/1/2017[n]	99,913
100,000	1.030%, 12/13/2017[n]	99,879
3,100,000	1.035%, 12/20/2017[n]	3,095,610
400,000	1.096%, 1/17/2018[n]	399,042
	Thrivent Core Short-Term Reserve Fund
32,085,907	1.350%	320,859,071
	U.S. Treasury Bills
600,000	1.020%, 12/7/2017[o]	599,411
390,000	1.059%, 1/4/2018[o]	389,274

	Total Short-Term Investments (cost $337,038,514)	337,038,586

	Total Investments (cost $2,044,896,551) 108.6%	$2,399,572,811

	Other Assets and Liabilities, Net (8.6%)	(190,664,060)

	Total Net Assets 100.0%	$2,208,908,751

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of 10/31/2017.

f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $62,047,061 or 2.8% of total net assets.

g	Denotes variable rate securities. The rate shown is as of October 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this schedule.

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h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	At October 31, 2017, $434,551 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Fund as of October 31, 2017 was $19,662,796 or 0.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$675,000
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	222,360
Apidos CLO XVIII, 7/22/2026	4/4/2017	650,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	210,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	190,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	210,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	475,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	200,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	170,722
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	200,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	389,545
Digicel, Ltd., 4/15/2021	8/18/2014	749,530
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	568,259
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	250,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	29,485
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	650,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	598,500
Limerock CLO III, LLC, 10/20/2026	1/30/2017	650,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	725,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	650,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	673,252
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	129,979
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	425,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	180,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	675,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	675,000
OHA Loan Funding, LLC, 10/20/2026	3/9/2017	650,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	210,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	1,531,317
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	600,000
Shackleton, Ltd., 4/15/2027	12/16/2016	675,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	516,740
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	424,701
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	1,004,677
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	72,043
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	650,000
Verus Securitization Trust, 1/25/2047	2/16/2017	666,890
Verus Securitization Trust, 7/25/2047	7/24/2017	922,558
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	209,685

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$4,912,967
Common Stock	275,112

Total lending	$5,188,079
Gross amount payable upon return of collateral for securities loaned	$5,342,094

Net amounts due to counterparty	$154,015

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Reference Rate Index:
12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (0.9%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$154,612	4.492%, (LIBOR 1M + 3.250%), 3/7/2024	$156,062
	Big River Steel, LLC, Term Loan
160,000	6.333%, (LIBOR 3M + 5.000%), 8/15/2023[b]	162,800
	Chemours Company, Term Loan
189,943	3.750%, (LIBOR 1M + 2.500%), 5/12/2022	191,447
	Contura Energy, Inc., Term Loan
252,200	6.280%, (LIBOR 2M + 5.000%), 3/17/2024	249,522
	Peabody Energy Corporation, Term Loan
243,925	4.742%, (LIBOR 1M + 3.500%), 3/31/2022	245,526
	Tronox Finance, LLC, Term Loan
107,326	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	108,175
247,674	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	249,636

	Total	1,363,168

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
151,254	3.952%, (LIBOR 1W + 2.750%), 11/10/2023	152,540
	Berry Plastics Corporation, Term Loan
156,863	3.488%, (LIBOR 1M + 2.250%), 2/8/2020	157,608
75,000	3.488%, (LIBOR 1M + 2.250%), 1/6/2021	75,339
264,336	3.488%, (LIBOR 1M + 2.250%), 1/19/2024	265,121
	Cortes NP Intermediate Holding II Corporation, Term Loan
485,000	5.689%, (LIBOR 1M + 4.000%), 11/30/2023	488,337
	Sterigenics-Nordion Holdings, LLC, Term Loan
338,300	4.242%, (LIBOR 1M + 3.000%), 5/15/2022	338,300

	Total	1,477,245

Communications Services (0.3%)
	Beasley Broadcast Group, Inc., Term Loan
110,038	7.237%, (LIBOR 1W + 6.000%), 11/1/2023	111,001
	Cengage Learning Acquisitions, Term Loan
346,568	5.485%, (LIBOR 1M + 4.250%), 6/7/2023	324,148
	CenturyLink, Inc., Term Loan
325,000	2.750%, (LIBOR 1M + 2.750%), 1/31/2025[c,d]	320,668
	Charter Communications Operating, LLC, Term Loan
143,873	3.250%, (LIBOR 1M + 2.000%), 7/1/2020	144,512
138,912	3.250%, (LIBOR 1M + 2.000%), 1/3/2021	139,451
	Coral-US Co-Borrower, LLC, Term Loan
630,000	4.742%, (LIBOR 1M + 3.500%), 11/19/2024	632,262
	Frontier Communications Corporation, Term Loan
289,275	4.990%, (LIBOR 1M + 3.750%), 6/1/2024	274,965
	Hargray Merger Subsidiary Corporation, Term Loan
169,738	4.242%, (LIBOR 1M + 3.000%), 3/24/2024[c,d]	170,233
	Intelsat Jackson Holdings SA, Term Loan
98,469	4.071%, (LIBOR 3M + 2.750%), 6/30/2019	98,127
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
735,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022	680,338
65,000	8.109%, (LIBOR 3M + 6.750%), 7/7/2023[b]	63,862
	LTS Buyer, LLC, Term Loan
316,183	6.500%, (LIBOR 1M + 3.250%), 4/13/2020	316,777
	McGraw-Hill Global Education Holdings, LLC, Term Loan
495,131	5.242%, (LIBOR 1M + 4.000%), 5/4/2022	493,789
	Mediacom Illinois, LLC, Term Loan
124,375	3.460%, (LIBOR 1W + 2.250%), 2/15/2024	124,647
	NEP/NCP Holdco, Inc., Term Loan
333,303	4.492%, (LIBOR 1M + 3.250%), 7/21/2022	334,347
22,687	8.238%, (LIBOR 1M + 7.000%), 1/23/2023	22,829
	New LightSquared, Term Loan
78,847	20.134%,PIK 9.97%, (LIBOR 3M + 8.750%), 12/7/2020[e]	75,570
	Raycom TV Broadcasting, LLC, Term Loan
220,000	3.988%, (LIBOR 1M + 2.750%), 8/18/2024	221,650
	SFR Group SA, Term Loan
119,400	4.130%, (LIBOR 3M + 2.750%), 6/22/2025	119,144
	Sprint Communications, Inc., Term Loan
522,375	3.750%, (LIBOR 1M + 2.500%), 2/2/2024	524,114
	Syniverse Holdings, Inc., Term Loan
284,599	4.333%, (LIBOR 3M + 3.000%), 4/23/2019	276,853
	TNS, Inc., Term Loan
220,000	0.000%, (LIBOR 1M + 4.000%), 8/14/2022[c,d]	220,495
	Univision Communications, Inc., Term Loan
378,087	3.992%, (LIBOR 1M + 2.750%), 3/15/2024	376,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (0.9%)[a]	Value
Communications Services (0.3%) - continued
	Virgin Media Bristol, LLC, Term Loan
$275,000	3.989%, (LIBOR 1M + 2.750%), 1/31/2025	$276,031
	WideOpenWest Finance, LLC, Term Loan
420,000	4.487%, (LIBOR 1M + 3.250%), 8/6/2023	420,525

	Total	6,763,008

Consumer Cyclical (0.1%)
	Amaya Holdings BV, Term Loan
555,396	4.833%, (LIBOR 3M + 3.500%), 8/1/2021	559,056
	Burlington Coat Factory Warehouse Corporation, Term Loan
283,862	3.990%, (LIBOR 1M + 2.750%), 7/29/2021	284,128
	Ceridian HCM Holding, Inc., Term Loan
165,839	4.739%, (LIBOR 1M + 3.500%), 9/15/2020	165,839
	Four Seasons Hotels, Ltd., Term Loan
233,822	3.742%, (LIBOR 1M + 2.500%), 11/30/2023	235,372
	Golden Entertainment, Inc., Term Loan
395,000	4.240%, (LIBOR 3M + 3.000%), 8/15/2024	395,166
65,000	0.000%, (LIBOR 3M + 7.000%), 8/15/2025[c,d]	65,488
	Golden Nugget, Inc., Term Loan
314,206	4.526%, (LIBOR 1M + 3.250%), 10/4/2023	317,304
	IMG Worldwide, Inc., Term Loan
103,333	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b]	103,850
	KAR Auction Services, Inc., Term Loan
124,623	3.875%, (LIBOR 3M + 2.500%), 3/9/2023	125,454
	Mohegan Tribal Gaming Authority, Term Loan
297,899	5.242%, (LIBOR 1M + 4.000%), 10/13/2023[c,d]	301,111
	Scientific Games International, Inc., Term Loan
580,000	4.516%, (LIBOR 1M + 3.250%), 8/14/2024	586,444

	Total	3,139,212

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
603,475	5.239%, (LIBOR 1M + 4.000%), 4/28/2022	605,738
55,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[c,d]	55,241
	Albertson’s, LLC, Term Loan
204,837	4.330%, (LIBOR 3M + 3.000%), 12/21/2022	198,157
262,966	4.317%, (LIBOR 3M + 3.000%), 6/22/2023	254,530
	CHS/Community Health Systems, Inc., Term Loan
237,959	4.317%, (LIBOR 3M + 3.000%), 1/27/2021	229,983
	Endo Luxembourg Finance Company I SARL., Term Loan
179,550	5.500%, (LIBOR 1M + 4.250%), 4/27/2024	181,884
	Grifols Worldwide Operations USA, Inc., Term Loan
213,925	3.452%, (LIBOR 1W + 2.250%), 1/23/2025	214,603
	JBS USA LUX SA, Term Loan
482,575	3.739%, (LIBOR 1M + 2.500%), 10/30/2022	472,021
	Ortho-Clinical Diagnostics, Inc., Term Loan
405,548	5.083%, (LIBOR 3M + 3.750%), 6/30/2021	407,409
	Revlon Consumer Products Corporation, Term Loan
198,995	4.742%, (LIBOR 1M + 3.500%), 9/7/2023	171,385
	Valeant Pharmaceuticals International, Inc., Term Loan
534,321	5.990%, (LIBOR 1M + 4.750%), 4/1/2022	546,012

	Total	3,336,963

Energy (<0.1%)
	Expro Holdings UK 2, Ltd., Term Loan
291,000	6.066%, (LIBOR 3M + 4.750%), 9/2/2021	185,754
	Houston Fuel Oil Terminal, LLC, Term Loan
337,413	4.830%, (LIBOR 3M + 3.500%), 8/19/2021	338,891
	MEG Energy Corporation, Term Loan
139,300	4.833%, (LIBOR 3M + 3.500%), 12/31/2023	139,666
	MRC Global US, Inc., Term Loan
115,000	4.742%, (LIBOR 1M + 3.500%), 9/15/2024[b]	116,437
	Pacific Drilling SA, Term Loan
205,862	4.875%, (LIBOR 3M + 3.500%), 6/3/2018	67,126

	Total	847,874

Financials (0.1%)
	ASP AMC Merger Sub, Inc., Term Loan
378,624	4.833%, (LIBOR 3M + 3.500%), 4/13/2024	377,678
	Avolon TLB Borrower 1 US, LLC, Term Loan
329,175	3.489%, (LIBOR 1M + 2.250%), 4/3/2022	331,624
	Delos Finance SARL, Term Loan
135,000	3.333%, (LIBOR 2M + 2.000%), 10/6/2023	135,949

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (0.9%)[a]	Value
Financials (0.1%) - continued
	Digicel International Finance, Ltd., Term Loan
$125,000	5.070%, (LIBOR 3M + 3.750%), 5/10/2024	$125,969
	DJO Finance, LLC, Term Loan
249,262	4.539%, (LIBOR 1M + 3.250%), 6/7/2020	249,315
	Ineos Finance, LLC, Term Loan
337,152	3.941%, (LIBOR 1M + 2.750%), 3/31/2022	337,310
	MoneyGram International, Inc., Term Loan
324,733	4.583%, (LIBOR 3M + 3.250%), 3/28/2020	324,326
	TransUnion, LLC, Term Loan
230,000	3.242%, (LIBOR 1M + 2.000%), 4/9/2023	230,646

	Total	2,112,817

Technology (0.1%)
	First Data Corporation, Term Loan
119,981	3.738%, (LIBOR 1M + 2.500%), 4/26/2024	120,453
	Harland Clarke Holdings Corporation, Term Loan
211,787	7.333%, (LIBOR 3M + 6.000%), 12/31/2021	211,721
110,231	6.833%, (LIBOR 3M + 5.500%), 2/9/2022[c,d]	110,211
	ON Semiconductor Corporation, Term Loan
67,431	3.492%, (LIBOR 1M + 2.250%), 3/31/2023	67,719
	Rackspace Hosting, Inc., Term Loan
264,338	4.311%, (LIBOR 2M + 3.000%), 11/3/2023	264,174
	Western Digital Corporation, Term Loan
421,812	3.990%, (LIBOR 1M + 2.750%), 4/29/2023	423,078

	Total	1,197,356

Transportation (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
428,925	5.742%, (LIBOR 1M + 4.500%), 5/18/2023	432,678
	OSG Bulk Ships, Inc., Term Loan
105,365	5.570%, (LIBOR 3M + 4.250%), 8/5/2019[c,d]	101,414
	XPO Logistics, Inc., Term Loan
220,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021	221,195

	Total	755,287

Utilities (<0.1%)
	Calpine Corporation, Term Loan
356,355	4.090%, (LIBOR 3M + 2.750%), 1/15/2024	357,911
	EnergySolutions, LLC, Term Loan
100,000	6.090%, (LIBOR 3M + 4.750%), 5/29/2020[b]	102,000
	HD Supply Waterworks, Term Loan
180,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024	181,125
	Intergen NV, Term Loan
166,615	5.840%, (LIBOR 3M + 4.500%), 6/13/2020	166,545
	Talen Energy Supply, LLC, Term Loan
139,188	5.242%, (LIBOR 1M + 4.000%), 7/6/2023	138,623

	Total	946,204

	Total Bank Loans (cost $22,164,336)	21,939,134

Shares	Registered Investment Companies (45.7%)	Value
Affiliated Equity Holdings (38.5%)
15,496,629	Thrivent Large Cap Growth Fund, Class S	174,027,143
4,235,748	Thrivent Large Cap Stock Fund, Class S	124,954,566
9,066,625	Thrivent Large Cap Value Fund, Class S	207,081,722
5,291,904	Thrivent Mid Cap Stock Fund, Class S	153,676,882
21,804,906	Thrivent Partner Worldwide Allocation Fund, Class S	248,575,927
1,689,533	Thrivent Small Cap Stock Fund, Class S	45,397,757

	Total	953,713,997

Affiliated Fixed Income Holdings (5.5%)
1,998,955	Thrivent Core Emerging Markets Debt Fund	19,709,700
4,262,143	Thrivent High Yield Fund, Class S	20,884,502
6,645,089	Thrivent Income Fund, Class S	61,533,528
2,819,896	Thrivent Limited Maturity Bond Fund, Class S	35,192,300

	Total	137,320,030

Equity Funds/Exchange Traded Funds (0.8%)
623	iShares MSCI EAFE Index Fund	43,379
13,159	iShares Russell 2000 Growth Index Fund	2,389,674
551	iShares Russell 2000 Index Fund	82,242
10,800	Materials Select Sector SPDR Fund	637,200
48,259	SPDR S&P 500 ETF Trust	12,409,802
23,298	SPDR S&P Biotech ETF	1,948,645
176	SPDR S&P MidCap 400 ETF Trust	58,717
13,120	SPDR S&P Oil & Gas Exploration & Production ETF	449,754
28,640	VanEck Vectors Oil Services ETF	694,234

	Total	18,713,647

Fixed Income Funds/Exchange Traded Funds (0.9%)
13,000	iShares Barclays 1-3 Year Credit Bond Fund	1,368,250
97,795	iShares iBoxx $ Investment Grade Corporate Bond ETF	11,846,886
37,735	SPDR Bloomberg Barclays High Yield Bond ETF	1,405,252

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Shares	Registered Investment Companies (45.7%)	Value
Fixed Income Funds/Exchange Traded Funds (0.9%) - continued
79,100	Vanguard Short-Term Corporate Bond ETF	$6,331,164

	Total	20,951,552

	Total Registered Investment Companies (cost $812,842,039)	1,130,699,226

Shares	Common Stock (27.6%)	Value
Consumer Discretionary (3.5%)
5,890	Amazon.com, Inc.[f]	6,510,099
29,050	American Axle & Manufacturing Holdings, Inc.[f]	516,799
2,290	American Public Education, Inc.[f]	45,800
500	AOKI Holdings, Inc.	6,975
38,949	Aramark	1,701,682
4,960	Ascent Capital Group, Inc.[f]	55,800
300	Bandai Namco Holdings, Inc.	10,280
1,994	Barratt Developments plc	17,337
2,630	Berkeley Group Holdings plc	130,674
19,470	BorgWarner, Inc.	1,026,458
661	Breville Group, Ltd.	5,903
3,300	Bridgestone Corporation	157,642
27,165	Bright Horizons Family Solutions, Inc.[f]	2,344,339
8,311	Brunswick Corporation	420,952
8,100	Buffalo Wild Wings, Inc.[f]	957,420
20,392	Burlington Stores, Inc.[f]	1,914,605
20,160	Caleres, Inc.	550,973
19,961	Callaway Golf Company	288,037
5,072	Cedar Fair, LP	317,507
3,226	Century Casinos, Inc.[f]	26,614
8,547	Children’s Place, Inc.	929,914
1,440	Chipotle Mexican Grill, Inc.[f]	391,536
200	Chiyoda Company, Ltd.	5,121
232	Cie Generale des Etablissements Michelin	33,581
2,210	Citi Trends, Inc.	48,090
147,274	Comcast Corporation	5,306,282
39,548	Core-Mark Holding Company, Inc.	1,347,005
11,947	CSS Industries, Inc.	358,171
10,901	Culp, Inc.	345,562
1,000	DCM Holdings Company, Ltd.	9,187
16,572	Delphi Automotive plc	1,646,925
3,700	Denso Corporation	203,774
238	Discovery Communications, Inc., Class Cf	4,239
13,030	DISH Network Corporation[f]	632,476
28,082	Dollar Tree, Inc.[f]	2,562,482
2,842	Domino’s Pizza, Inc.	520,086
11,530	DSW, Inc.	220,799
63,448	Duluth Holdings, Inc.[f]	1,310,836
8,920	Emerald Expositions Events, Inc.	207,747
7,309	Entravision Communications Corporation	38,007
4,724	Eutelsat Communications	118,327
5,937	Expedia, Inc.	740,106
14,100	Five Below, Inc.[f]	779,025
340	Floor & Decor Holdings, Inc.[f]	12,818
8,540	FTD Companies, Inc.[f]	92,232
24,343	G-III Apparel Group, Ltd.[f]	616,852
1,440	Golden Entertainment, Inc.[f]	38,419
36,431	Gray Television, Inc.[f]	567,231
28,550	Habit Restaurants, Inc.[f]	351,165
15,658	Harley-Davidson, Inc.	741,250
15,358	Haverty Furniture Companies, Inc.	366,288
1,400	Heiwa Corporation	25,816
2,800	Hemisphere Media Group, Inc.[f]	34,160
13,550	Home Depot, Inc.	2,246,319
11,100	Honda Motor Company, Ltd.	347,842
1,288	Hugo Boss AG	115,198
6,890	Hyatt Hotels Corporation[f]	431,727
5,283	Inchcape plc	54,837
22,203	International Speedway Corporation	862,587
412	Ipsos SA	15,228
948	JM AB	25,014
11,215	La-Z-Boy, Inc.	302,244
12,690	Liberty Interactive Corporation[f]	288,317
22,492	Liberty Media Corporation - Liberty SiriusXM[f]	936,792
125	Linamar Corporation	7,585
4,448	Lithia Motors, Inc.	503,425
36,486	Lowe’s Companies, Inc.	2,917,056
4,900	Marks and Spencer Group plc	22,395
32,480	Michaels Companies, Inc.[f]	630,762
29,987	Modine Manufacturing Company[f]	631,226
10,228	Netflix, Inc.[f]	2,009,086
52,540	Newell Brands, Inc.	2,142,581
19,600	News Corporation, Class A	267,736
6,400	News Corporation, Class B	88,960
434	Nexity SA	26,675
731	Next plc	47,783
32,500	Nissan Motor Company, Ltd.	316,075
33,790	Norwegian Cruise Line Holdings, Ltd.[f]	1,883,792
50,483	Nutrisystem, Inc.	2,521,626
16,240	Office Depot, Inc.	50,344
1,900	O’Reilly Automotive, Inc.[f]	400,805
18,963	Oxford Industries, Inc.	1,225,010
14,230	Papa John’s International, Inc.	968,351
9,071	Peugeot SA	215,214
95,370	Pinnacle Entertainment, Inc.[f]	2,467,222
10,160	Polaris Industries, Inc.	1,203,249
770	Priceline Group, Inc.[f]	1,472,209
10,788	PVH Corporation	1,368,026
3,210	Restaurant Brands International, Inc.	207,334
16,544	Ross Stores, Inc.	1,050,379
12,140	Ruth’s Hospitality Group, Inc.	256,154
1,200	Sangetsu Company, Ltd.	22,085
2,500	Sankyo Company, Ltd.	80,694
4,522	Scripps Networks Interactive, Inc.	376,592
1,000	SHIMAMURA Company, Ltd.	111,408
6,400	Signet Jewelers, Ltd.	419,648
54,380	Six Flags Entertainment Corporation	3,414,520
3,890	Spartan Motors, Inc.	62,823
63	SSP Group plc	489
4,960	Stamps.com, Inc.[f]	1,113,024
16,655	Starbucks Corporation	913,360
4,390	Steven Madden, Ltd.[f]	171,210
3,200	Sumitomo Rubber Industries, Ltd.	60,761
5,800	Systemax, Inc.	165,590
24,617	Taylor Morrison Home Corporation[f]	594,501
614	Tenneco, Inc.	35,680
31,760	Time, Inc.	368,416
41,555	Toll Brothers, Inc.	1,913,192
43,273	Tower International, Inc.	1,315,499
1,000	Toyoda Gosei Company, Ltd.	24,452
24,940	Tupperware Brands Corporation	1,465,225
3,800	TV Asahi Holdings Corporation	76,525
2,033	Ulta Beauty, Inc.[f]	410,239
4,580	Vail Resorts, Inc.	1,048,912
13,972	VF Corporation	973,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (27.6%)	Value
Consumer Discretionary (3.5%) - continued
6,569	Walt Disney Company	$642,514
3,300	Whirlpool Corporation	540,969
35,010	Wingstop, Inc.	1,185,789
971	Wolters Kluwer NV	47,591
2,530	Wyndham Worldwide Corporation	270,330
1,400	Yokohama Rubber Company, Ltd.	31,475
42,036	Zoe’s Kitchen, Inc.[f]	516,202
16,830	Zumiez, Inc.[f]	297,049

	Total	86,808,484

Consumer Staples (0.9%)
8,460	Altria Group, Inc.	543,301
1,100	Arcs Company, Ltd.	24,610
42,293	Blue Buffalo Pet Products, Inc.[f]	1,223,536
82,970	Cott Corporation	1,244,550
11,950	CVS Health Corporation	818,934
34,563	Darling Ingredients, Inc.[f]	630,775
36,501	e.l.f. Beauty, Inc.[f]	773,456
112	Ebro Foods SA	2,694
986	ForFarmers BV	12,054
1,774	Grieg Seafood ASA	16,845
24,319	Hain Celestial Group, Inc.[f]	875,970
419	Henkel AG & Company KGaA	52,846
5,740	Ingredion, Inc.	719,509
7,540	Inter Parfums, Inc.	349,102
6,530	John B. Sanfilippo & Son, Inc.	384,291
300	Kesko Oyj	15,321
1,000	Kewpie Corporation	24,945
2,560	Kimberly-Clark Corporation	288,026
800	Lawson, Inc.	52,239
2	Lindt & Spruengli AG	11,577
40,720	MGP Ingredients, Inc.	2,767,331
200	Ministop Company, Ltd.	4,059
28,598	Monster Beverage Corporation[f]	1,656,682
16,420	PepsiCo, Inc.	1,809,977
34,850	Pinnacle Foods, Inc.	1,896,537
518	Procter & Gamble Company	44,724
5	Seaboard Corporation	22,001
3,076	Seneca Foods Corporation[f]	110,736
500	Seven & I Holdings Company, Ltd.	20,152
42,324	SpartanNash Company	1,039,054
6,255	SUPERVALU, Inc.[f]	101,894
9,307	Unilever NV	540,643
8,502	Unilever plc	481,840
56,950	US Foods Holding Corporation[f]	1,553,596
34,013	Wal-Mart Stores, Inc.	2,969,675
11,000	Want Want China Holdings, Ltd.	9,006

	Total	23,092,488

Energy (0.9%)
6,050	Anadarko Petroleum Corporation	298,688
2,340	Andeavor	248,602
2,288	Arch Coal, Inc.	174,849
81,524	Archrock, Inc.	978,288
63,762	BP plc	432,474
54,779	Callon Petroleum Company[f]	607,499
12,140	Chevron Corporation	1,406,905
2,460	Cimarex Energy Company	287,648
10,928	Concho Resources, Inc.[f]	1,466,647
10,810	Contango Oil & Gas Company[f]	43,132
8,200	Continental Resources, Inc.[f]	333,822
1,012	Contura Energy, Inc.	59,809
4,679	Delek US Holdings, Inc.	121,888
11,060	Devon Energy Corporation	408,114
5,522	EQT Corporation	345,346
9,840	Era Group, Inc.[f]	105,878
13,600	Exterran Corporation[f]	438,872
26,540	Exxon Mobil Corporation	2,212,109
23,195	Halliburton Company	991,354
9,051	HollyFrontier Corporation	334,434
52,294	Marathon Oil Corporation	743,621
3,420	Marathon Petroleum Corporation	204,311
9,950	NCS Multistage Holdings, Inc.[f]	216,711
74,401	Newpark Resources, Inc.[f]	651,009
35,945	Oil States International, Inc.[f]	828,532
3,013	OMV AG	180,820
16,066	Overseas Shipholding Group, Inc.[f]	38,076
9,368	Par Pacific Holdings, Inc.[f]	196,634
43,431	Parsley Energy, Inc.[f]	1,155,265
49,473	Patterson-UTI Energy, Inc.	978,576
74,667	Pioneer Energy Services Corporation[f]	141,867
3,770	Pioneer Natural Resources Company	564,256
33,242	ProPetro Holding Corporation[f]	506,276
4,431	Repsol SA	83,034
53,945	Rowan Companies plc[f]	773,032
2,795	Royal Dutch Shell plc	88,008
1,001	Royal Dutch Shell plc, Class A	31,511
6,253	Royal Dutch Shell plc, Class B	201,329
17,420	RPC, Inc.	423,480
2,770	Select Energy Services, Inc.[f]	45,096
36,783	Smart Sand, Inc.[f]	264,470
1,826	Statoil ASA	37,100
84,222	Teekay Tankers, Ltd.	124,649
1,186	TGS Nopec Geophysical Company ASA	27,266
2,796	Total SA	155,844
199,830	Weatherford International plc[f]	693,410
42,760	Whiting Petroleum Corporation[f]	256,988
122,040	WPX Energy, Inc.[f]	1,376,611

	Total	22,284,140

Financials (5.5%)
2,698	ABN AMRO Group NVg	83,326
13,848	Affiliated Managers Group, Inc.	2,582,652
14,937	AG Mortgage Investment Trust, Inc.	280,965
24,151	AGNC Investment Corporation	486,160
25,300	Ally Financial, Inc.	661,089
5,810	American International Group, Inc.	375,384
12,100	Ameris Bancorp	579,590
8,286	Aon plc	1,188,461
4,548	Argo Group International Holdings, Ltd.	286,297
10,946	Associated Banc-Corp	276,934
57,860	Assured Guaranty, Ltd.	2,146,606
684	ASX, Ltd.	28,301
6,047	Australia & New Zealand Banking Group, Ltd.	138,770
19,720	Aviva plc	132,290
14,559	Banco Bilbao Vizcaya Argentaria SA	127,311
40,370	BancorpSouth, Inc.	1,275,692
74,490	Bank of America Corporation	2,040,281
1,040	Bank of Marin Bancorp	70,460
37,770	Bank of New York Mellon Corporation	1,943,266
3,375	Bank of Nova Scotia	217,867
17,659	Bank of the Ozarks	823,263
10,970	BankFinancial Corporation	173,765
55,666	Beneficial Bancorp, Inc.	918,489
14,469	Berkshire Hathaway, Inc.[f]	2,704,835
1,940	Berkshire Hills Bancorp, Inc.	74,302
14,160	Blackstone Group, LP	471,386
7,110	Blue Hills Bancorp, Inc.	154,287

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (27.6%)	Value
Financials (5.5%) - continued
72,544	Boston Private Financial Holdings, Inc.	$1,153,450
31,980	Brookline Bancorp, Inc.	492,492
11,280	Brown & Brown, Inc.	562,195
6,215	Cadence Bancorporation[f]	151,397
4,540	Capital One Financial Corporation	418,497
3,872	Capstead Mortgage Corporation	34,151
29,020	Cathay General Bancorp	1,213,036
46,581	Central Pacific Financial Corporation	1,449,601
16,628	Chemical Financial Corporation	876,129
1,690	Cherry Hill Mortgage Investment Corporation	30,775
3,260	Chubb, Ltd.	491,673
1,532	CI Financial Corporation	34,058
88,794	Citigroup, Inc.	6,526,359
9,736	Citizens Financial Group, Inc.	370,065
4,000	Clifton Bancorp, Inc.	68,120
538	Close Brothers Group plc	9,922
94,510	CNO Financial Group, Inc.	2,265,405
5,275	CNP Assurances	122,710
66,104	CoBiz Financial, Inc.	1,351,166
17,520	Comerica, Inc.	1,376,546
3,000	Community Trust Bancorp, Inc.	144,900
1,700	Concordia Financial Group, Ltd.	9,003
76,147	CYS Investments, Inc.	609,176
1,993	Danske Bank AS	76,060
19,573	Direct Line Insurance Group plc	96,603
48,238	Dynex Capital, Inc.	337,666
101,276	E*TRADE Financial Corporation[f]	4,414,621
5,927	Eagle Bancorp, Inc.[f]	395,035
40,137	East West Bancorp, Inc.	2,401,798
6,160	Elevate Credit, Inc.[f]	48,233
8,822	Ellington Residential Mortgage REIT	118,038
22,366	Employers Holdings, Inc.	1,066,858
33,372	Enterprise Financial Services Corporation	1,455,019
13,172	Essent Group, Ltd.[f]	561,391
427	Euronext NVg	25,360
6,880	Everi Holdings, Inc.[f]	57,035
3,393	FBL Financial Group, Inc.	262,449
31,389	Fifth Third Bancorp	907,142
7,021	Financial Institutions, Inc.	230,289
304,484	First BanCorp[f]	1,568,093
13,210	First Busey Corporation	411,095
69,680	First Commonwealth Financial Corporation	1,014,541
4,686	First Connecticut Bancorp, Inc.	123,710
4,423	First Defiance Financial Corporation	239,727
11,200	First Financial Bancorp	305,760
5,982	First Financial Corporation	284,145
13,001	First Interstate BancSystem, Inc.	510,939
1,740	First Merchants Corporation	74,820
640	First Mid-Illinois Bancshares, Inc.	24,704
33,036	First Midwest Bancorp, Inc.	762,801
5,147	First of Long Island Corporation	162,388
31,440	First Republic Bank	3,062,256
20,161	FlexiGroup, Ltd.	22,676
8,790	FNF Group	328,922
7,991	Franklin Resources, Inc.	336,661
29,300	GAIN Capital Holdings, Inc.	216,234
1,976	Genworth MI Canada, Inc.	61,404
9,189	Goldman Sachs Group, Inc.	2,228,149
15,357	Great Southern Bancorp, Inc.	825,439
17,031	Green Bancorp, Inc.[f]	377,237
25,759	Hamilton Lane, Inc.	708,115
17,590	Hancock Holding Company	857,512
61,879	Hanmi Financial Corporation	1,902,779
2,017	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	48,529
1,330	Hannover Rueckversicherung SE	167,368
30,248	Hanover Insurance Group, Inc.	2,975,798
1,200	Hargreaves Lansdown plc	25,207
24,241	Hartford Financial Services Group, Inc.	1,334,467
14,892	Heartland Financial USA, Inc.	733,431
34,860	Heritage Commerce Corporation	536,147
17,953	Heritage Financial Corporation	547,566
800	Hokuhoku Financial Group, Inc.	13,187
13,457	Hometrust Bancshares, Inc.[f]	353,246
58,565	Hope Bancorp, Inc.	1,080,524
20,946	Horace Mann Educators Corporation	917,435
12,871	Horizon Bancorp	354,210
24,036	Houlihan Lokey, Inc.	1,000,619
58,350	HSBC Holdings plc	569,792
114,040	Huntington Bancshares, Inc.	1,573,752
14,117	IBERIABANK Corporation	1,041,129
9,930	Independent Bank Corporation	223,425
7,796	Infinity Property & Casualty Corporation	735,553
2,159	ING Groep NV	39,897
720	Intact Financial Corporation	58,851
42,900	Interactive Brokers Group, Inc.	2,317,458
37,710	Intercontinental Exchange, Inc.	2,492,631
24,867	Invesco Mortgage Capital. Inc.	428,210
26,220	Invesco, Ltd.	938,414
31,890	Investors Bancorp, Inc.	438,487
57,820	KeyCorp	1,055,215
7,469	Lakeland Bancorp, Inc.	153,488
7,760	Lazard, Ltd.	368,910
34,310	Loews Corporation	1,698,688
833	Macquarie Group, Ltd.	62,842
10,011	Maiden Holdings, Ltd.	82,591
3,860	MarketAxess Holdings, Inc.	671,640
4,972	Medibank Private, Ltd.	11,703
33,529	Meridian Bancorp, Inc.	660,521
19,470	MetLife, Inc.	1,043,203
36,030	MGIC Investment Corporation[f]	515,229
23,630	MidWestOne Financial Group, Inc.	832,012
4,000	Mitsubishi UFJ Financial Group, Inc.	27,133
46,700	Mizuho Financial Group, Inc.	84,848
20,220	MTGE Investment Corporation	365,982
140	Muenchener Rueckversicherungs-Gesellschaft AG	31,430
4,610	Nasdaq, Inc.	334,916
28,300	National Bank Holdings Corporation	928,806
2,222	National Bank of Canada	107,836
11,108	Navigators Group, Inc.	644,264
5,287	Nordea Bank AB	63,892
7,061	OFG Bancorp	62,843
17,120	Old Mutual plc	43,429
9,676	Old Second Bancorp, Inc.	132,561
97,433	OM Asset Management plc	1,488,776
13,086	PacWest Bancorp	632,316
955	Pargesa Holding SA	79,973
2,700	Peoples Bancorp, Inc.	89,424
1,296	Plus500, Ltd.	17,643
23,136	Popular, Inc.	848,628
2,274	Power Corporation of Canada	58,309
1,870	Preferred Bank	115,435
10,410	Primerica, Inc.	921,285
20,600	Principal Financial Group, Inc.	1,356,510
38,810	Provident Financial Services, Inc.	1,055,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (27.6%)	Value
Financials (5.5%) - continued
3,765	QCR Holdings, Inc.	$179,779
13,540	Raymond James Financial, Inc.	1,147,921
8,265	Renasant Corporation	342,171
25,879	Sandy Spring Bancorp, Inc.	1,045,770
64,640	Santander Consumer USA Holdings Inc.[f]	1,075,610
1,399	Schroders plc	64,909
2,409	SCOR SE	100,006
37,105	Seacoast Banking Corporation of Florida[f]	919,833
1,150	Selective Insurance Group, Inc.	68,540
8,800	Senshu Ikeda Holdings, Inc.	33,977
101,036	SLM Corporation[f]	1,069,971
2,401	Societe Generale	133,626
13,989	State Auto Financial Corporation	358,678
5,232	State Bank Financial Corporation	151,257
6,010	State Street Corporation	552,920
31,446	Sterling Bancorp	787,722
36,311	Stifel Financial Corporation	1,925,572
9,038	SVB Financial Group[f]	1,981,853
574	Sydbank AS	22,408
18,318	Synchrony Financial	597,533
88,573	Synovus Financial Corporation	4,149,645
24,123	TD Ameritrade Holding Corporation	1,205,909
4,200	Territorial Bancorp, Inc.	132,678
2,910	TFS Financial Corporation	44,872
84	TMX Group, Ltd.	4,590
19,949	TriCo Bancshares	826,288
13,722	TriState Capital Holdings, Inc.[f]	310,803
8,170	Triumph Bancorp, Inc.[f]	253,270
80,033	TrustCo Bank Corporation	734,303
14,333	Union Bankshares Corporation	494,632
19,410	United Community Banks, Inc.	532,222
33,783	United Financial Bancorp, Inc.	618,567
2,084	United Fire Group, Inc.	96,052
3,580	Unum Group	186,303
118	Vienna Insurance Group AG Wiener Versicherung Gruppe	3,454
6,294	Washington Trust Bancorp, Inc.	349,317
50,338	Western Alliance Bancorp[f]	2,808,860
29,563	Western Asset Mortgage Capital Corporation	297,699
16,331	WSFS Financial Corporation	811,651
44,120	Zions Bancorporation	2,049,815
17	Zurich Insurance Group AG	5,188

	Total	134,935,979

Health Care (2.9%)
6,212	ABIOMED, Inc.[f]	1,198,419
8,804	Acadia Healthcare Company, Inc.[f]	276,093
10,118	Aerie Pharmaceuticals, Inc.[f]	624,787
11,575	Alexion Pharmaceuticals, Inc.[f]	1,385,064
4,210	Align Technology, Inc.[f]	1,006,106
3,210	American Renal Associates Holdings, Inc.[f]	38,937
12,424	Amgen, Inc.	2,176,933
14,800	Astellas Pharmaceutical, Inc.	196,971
27,523	Asterias Biotherapeutics, Inc.[f]	68,808
699	Atrion Corporation	459,697
2,450	Biogen, Inc.[f]	763,567
15,933	BioMarin Pharmaceutical, Inc.[f]	1,307,940
16,177	Cardiovascular Systems, Inc.[f]	389,380
44,110	Catalent, Inc.[f]	1,878,645
19,047	Celgene Corporation[f]	1,923,176
6,067	Chemed Corporation	1,355,550
4,095	CIGNA Corporation	807,616
6,030	Coherus Biosciences, Inc.[f]	67,838
4,770	CONMED Corporation	249,089
1,040	Cooper Companies, Inc.	249,870
14,180	Curis, Inc.[f]	22,404
7,237	Danaher Corporation	667,758
330	DaVita, Inc.[f]	20,044
14,170	Dexcom, Inc.[f]	637,225
5,265	Edwards Lifesciences Corporation[f]	538,241
1,100	Eli Lilly and Company	90,134
49,710	Evolent Health, Inc.[f]	807,788
6,714	Express Scripts Holding Company[f]	411,501
62,220	GenMark Diagnostics, Inc.[f]	463,539
9,550	GlaxoSmithKline plc ADR	347,906
3,834	Heska Corporation[f]	373,815
21,660	HMS Holdings Corporation[f]	416,738
11,940	Hologic, Inc.[f]	451,929
3,090	INC Research Holdings, Inc.[f]	176,594
13,291	Inogen, Inc.[f]	1,314,879
24,850	Intersect ENT, Inc.[f]	736,803
5,200	Intra-Cellular Therapies, Inc.[f]	81,068
18,125	Ironwood Pharmaceuticals, Inc.[f]	278,763
25,472	Johnson & Johnson	3,551,052
27,940	Kindred Healthcare, Inc.	169,037
1,310	Laboratory Corporation of America Holdings[f]	201,360
106	Le Noble Age SA	7,431
8,825	Magellan Health Services, Inc.[f]	752,772
5,770	Medpace Holdings, Inc.[f]	216,202
43,810	Medtronic plc	3,527,581
20,010	Merck & Company, Inc.	1,102,351
2,022	Merck KGaA	216,946
3,068	Mettler-Toledo International, Inc.[f]	2,094,309
59,970	MiMedx Group, Inc.[f]	760,420
25,417	Mylan NVf	907,641
44,655	Myriad Genetics, Inc.[f]	1,530,773
8,245	National Healthcare Corporation	527,680
15,833	Neurocrine Biosciences, Inc.[f]	983,388
22,201	Nevro Corporation[f]	1,944,364
5,195	Novartis AG	428,480
11,043	Novo Nordisk AS	549,818
34,026	NuVasive, Inc.[f]	1,930,295
25,210	Omnicell, Inc.[f]	1,255,458
11,800	PerkinElmer, Inc.	853,376
11,001	Perrigo Company plc	890,971
92,350	Pfizer, Inc.	3,237,791
4,500	Prothena Corporation plc[f]	261,225
3,670	Qiagen NVf	124,266
23,620	RadNet, Inc.[f]	258,639
2,220	Sage Therapeutics, Inc.[f]	140,482
46,189	Tactile Systems Technology, Inc.[f]	1,325,162
10,985	Teleflex, Inc.	2,603,225
10,841	Thermo Fisher Scientific, Inc.	2,101,311
22,241	Triple-S Management Corporation[f]	534,006
27,678	UnitedHealth Group, Inc.	5,818,469
5,160	Universal Health Services, Inc.	529,932
21,680	Veeva Systems, Inc.[f]	1,321,179
8,259	Vertex Pharmaceuticals, Inc.[f]	1,207,714
2,620	Waters Corporation[f]	513,651
5,170	West Pharmaceutical Services, Inc.	524,238
31,010	Wright Medical Group NVf	812,772
42,520	Zoetis, Inc.	2,713,626

	Total	72,691,008

Industrials (4.3%)
5,405	ABM Industries, Inc.	226,848
26,368	Acco Brands Corporation[f]	344,102

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (27.6%)	Value
Industrials (4.3%) - continued
5,440	Actuant Corporation	$138,720
2,511	Adecco SA	199,216
51,759	Advanced Disposal Services, Inc.[f]	1,289,834
15,138	AECOM[f]	530,738
29,896	Aegion Corporation[f]	696,278
18,110	AGCO Corporation	1,241,803
27,108	AMETEK, Inc.	1,829,519
11,640	ArcBest Corporation	379,464
700	Asahi Glass Company, Ltd.	27,433
6,179	Astec Industries, Inc.	320,999
3,007	Atlas Copco AB	119,373
47,833	AZZ, Inc.	2,286,417
4,720	Barnes Group, Inc.	307,225
2,590	Boeing Company	668,168
7,675	Brink’s Company	584,067
20,553	BWX Technologies, Inc.	1,231,536
26,336	CBIZ, Inc.[f]	446,395
4,588	CIRCOR International, Inc.	201,643
23,050	Colfax Corporation[f]	961,415
28,084	Comfort Systems USA, Inc.	1,244,121
36,754	Costamare, Inc.	228,242
4,529	Crane Company	376,450
1,120	CSW Industrials, Inc.[f]	54,936
35,746	CSX Corporation	1,802,671
4,601	Cummins, Inc.	813,825
17,780	Curtiss-Wright Corporation	2,102,485
700	Dai Nippon Printing Company, Ltd.	16,779
7,270	Delta Air Lines, Inc.	363,718
1,178	Deutsche Lufthansa AG	37,847
16,456	Dover Corporation	1,571,383
5,320	Dycom Industries, Inc.[f]	467,256
10,696	Eaton Corporation plc	855,894
23,628	EMCOR Group, Inc.	1,902,290
19,110	Encore Wire Corporation	862,816
4,800	EnerSys	332,976
4,780	Engility Holdings, Inc.[f]	160,943
4,718	ESCO Technologies, Inc.	273,408
19,225	Federal Signal Corporation	410,454
794	Ferguson plc	55,524
515	Finning International, Inc.	12,559
2,520	Fortive Corporation	182,095
20,096	Fortune Brands Home and Security, Inc.	1,327,542
5,100	Franklin Electric Company, Inc.	232,050
15,163	Gardner Denver Holdings, Inc.[f]	437,453
11,700	Genesee & Wyoming, Inc.[f]	839,826
7,323	Gibraltar Industries, Inc.[f]	243,490
560	Global Brass and Copper Holdings, Inc.	19,600
4,130	GMS, Inc.[f]	140,627
2,210	Gorman-Rupp Company	70,676
23,067	Granite Construction, Inc.	1,469,137
9,278	GWA Group, Ltd.	18,114
36,810	Harsco Corporation[f]	782,212
11,025	Healthcare Services Group, Inc.	583,112
12,488	Heico Corporation	1,132,412
2,870	Heidrick & Struggles International, Inc.	71,319
3,240	Hillenbrand, Inc.	128,142
700	Hitachi Transport System, Ltd.	17,322
20,203	Honeywell International, Inc.	2,912,464
3,530	Hubbell, Inc.	444,145
4,860	Huntington Ingalls Industries, Inc.	1,131,554
1,660	Hyster-Yale Materials Handling, Inc.	130,293
11,409	ICF International, Inc.[f]	612,663
1,100	Inaba Denki Sangyo Company, Ltd.	48,286
5,350	Ingersoll-Rand plc	474,010
72,385	Interface, Inc.	1,650,378
5,370	International Seaways, Inc.[f]	108,152
14,600	ITOCHU Corporation	255,743
6,248	ITT Corporation	291,407
7,155	JB Hunt Transport Services, Inc.	761,220
25,790	KAR Auction Services, Inc.	1,220,641
20,648	Kforce, Inc.	432,576
35,560	Kirby Corporation[f]	2,519,426
6,960	L3 Technologies, Inc.	1,302,773
5,101	Lincoln Electric Holdings, Inc.	467,609
7,040	Lindsay Corporation	644,582
507	Loomis AB	20,343
410	Lydall, Inc.[f]	23,698
2,500	Marubeni Corporation	16,763
21,260	Masco Corporation	846,573
12,220	Masonite International Corporation[f]	819,962
6,563	Meggitt plc	45,180
5,497	Middleby Corporation[f]	637,102
2,940	Milacron Holdings Corporation[f]	52,773
2,000	Mitsuboshi Belting, Ltd.	24,971
5,774	Monadelphous Group, Ltd.	75,071
8,060	Moog, Inc.[f]	707,346
81,090	MRC Global, Inc.[f]	1,390,694
12,263	MYR Group, Inc.[f]	391,067
3,611	National Express Group plc	17,625
25,468	Navigant Consulting, Inc.[f]	440,851
78,389	NCI Building Systems, Inc.[f]	1,250,305
3,000	Nitto Kogyo Corporation	51,420
4,140	Norfolk Southern Corporation	544,079
1,089	Northgate plc	6,480
8,216	Old Dominion Freight Line, Inc.	995,204
12,780	On Assignment, Inc.[f]	782,392
21,695	Orbital ATK, Inc.	2,883,916
5,410	Orion Group Holdings, Inc.[f]	38,952
28,444	Oshkosh Corporation	2,604,333
8,365	PageGroup plc	51,960
2,597	Parker Hannifin Corporation	474,238
22,126	PGT Innovations, Inc.[f]	311,977
4,917	Ply Gem Holdings, Inc.[f]	83,097
6,278	Proto Labs, Inc.[f]	547,756
3,500	Quad/Graphics, Inc.	79,765
13,321	Radiant Logistics, Inc.[f]	65,006
19,051	Raven Industries, Inc.	641,066
11,060	Raytheon Company	1,993,012
4,331	RELX NV	97,780
9,990	Rockwell Collins, Inc.	1,354,644
352	Rockwool International AS	95,564
8,904	Roper Industries, Inc.	2,298,746
43,298	Saia, Inc.[f]	2,805,710
823	Schindler Holding AG	186,498
1,465	Siemens AG	210,422
7,686	SKF AB	178,614
2,500	Smiths Group plc	52,165
11,900	Sojitz Corporation	35,914
82,813	Southwest Airlines Company	4,460,308
8,100	SP Plus Corporation[f]	313,875
472	Spirax-Sarco Engineering plc	35,417
33,710	SPX Corporation[f]	987,366
18,579	SPX FLOW, Inc.[f]	766,012
1,970	Stanley Black & Decker, Inc.	318,253
352	Sulzer, Ltd.	45,094
400	Taikisha, Ltd.	11,650
2,300	Teijin, Ltd.	48,680
5,461	Tennant Company	378,720
19,620	Terex Corporation	924,298

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (27.6%)	Value
Industrials (4.3%) - continued
1,100	Toppan Forms Company, Ltd.	$11,383
47,840	TPI Composites, Inc.[f]	1,198,392
1,558	Transcontinental, Inc.	34,587
44,813	TransUnion[f]	2,352,234
37,766	TriMas Corporation[f]	1,002,687
18,104	TrueBlue, Inc.[f]	490,618
1,000	Tsubakimoto Chain Company	8,618
18,460	United Continental Holdings, Inc.[f]	1,079,541
6,590	United Parcel Service, Inc.	774,523
14,698	United Rentals, Inc.[f]	2,079,473
15,790	United Technologies Corporation	1,891,010
13,179	Universal Truckload Services, Inc.	284,666
3,047	Valmont Industries, Inc.	484,168
19,036	Vectrus, Inc.[f]	580,788
1,977	Vinci SA	193,702
10,380	WABCO Holdings, Inc.[f]	1,531,777
21,277	WageWorks, Inc.[f]	1,356,409
43,225	Waste Connections, Inc.	3,054,711
4,025	Watsco, Inc.	670,444
22,039	Willdan Group, Inc.[f]	662,492
676	WSP Global, Inc.	30,297
10,214	Xylem, Inc.	679,537
2,536	YIT Oyj	19,273
500	Yuasa Trading Company, Ltd.	18,434

	Total	106,091,292

Information Technology (6.6%)
23,410	2U, Inc.[f]	1,489,578
35,270	Advanced Micro Devices, Inc.[f]	387,441
38,650	Agilent Technologies, Inc.	2,629,360
46,555	Akamai Technologies, Inc.[f]	2,432,499
12,230	Alliance Data Systems Corporation	2,736,218
3,372	Alphabet, Inc., Class Af	3,483,411
2,769	Alphabet, Inc., Class Cf	2,815,076
10,067	Ambarella, Inc.[f]	568,181
3,693	American Software, Inc.	45,830
24,938	Amphenol Corporation	2,169,606
26,854	Apple, Inc.	4,539,400
33,188	Applied Materials, Inc.	1,872,799
30,623	Arista Networks, Inc.[f]	6,121,231
42,625	Arrow Electronics, Inc.[f]	3,563,024
4,540	Atkore International Group, Inc.[f]	87,667
14,920	Belden, Inc.	1,192,257
41,105	Benchmark Electronics, Inc.[f]	1,272,200
131	BKW FMB Energie	7,657
77,996	Booz Allen Hamilton Holding Corporation	2,947,469
19,714	Brooks Automation, Inc.	677,964
32,370	CA, Inc.	1,048,141
1,500	Canon, Inc.	56,351
2,139	Capgemini SA	259,854
972	Capital Power Corporation	18,406
16,043	Cavium, Inc.[f]	1,106,807
9,289	CDW Corporation	650,230
87,210	Ciena Corporation[f]	1,854,957
127,243	Cisco Systems, Inc.	4,345,348
5,469	Cognex Corporation	673,507
3,271	CommerceHub, Inc.[f]	69,770
7,020	CommVault Systems, Inc.[f]	365,391
32,420	Computer Sciences Government Services, Inc.	1,037,116
10,194	Comtech Telecommunications Corporation	219,273
14,022	CoreLogic, Inc.[f]	657,632
20,212	Criteo SA ADR[f]	844,255
13,100	Descartes Systems Group, Inc.[f]	380,555
54,240	Dolby Laboratories, Inc.	3,142,666
40,591	DST Systems, Inc.	2,379,444
30,277	eBay, Inc.[f]	1,139,626
29,193	Endurance International Group Holdings, Inc.[f]	239,383
3,290	Entegris, Inc.	107,748
19,390	Envestnet, Inc.[f]	1,035,426
4,790	Euronet Worldwide, Inc.[f]	462,906
98,510	EVERTEC, Inc.	1,477,650
3,790	ExlService Holdings, Inc.[f]	236,572
17,770	Extreme Networks, Inc.[f]	213,240
26,060	Facebook, Inc.[f]	4,692,364
14,885	Fidelity National Information Services, Inc.	1,380,733
7,580	Finisar Corporation[f]	178,433
11,338	Fiserv, Inc.[f]	1,467,477
93,600	FLIR Systems, Inc.	4,382,352
8,890	Forrester Research, Inc.	388,493
35,654	Fortinet, Inc.[f]	1,405,124
11,520	Global Payments, Inc.	1,197,504
27,511	Guidewire Software, Inc.[f]	2,200,330
38,680	HP, Inc.	833,554
5,465	IAC/InterActiveCorporation[f]	705,258
31,757	Insight Enterprises, Inc.[f]	1,430,653
60,142	Intel Corporation	2,735,860
35,182	Keysight Technologies, Inc.[f]	1,571,580
6,100	Konica Minolta Holdings, Inc.	53,514
340	Kulicke and Soffa Industries, Inc.[f]	7,701
14,320	Lam Research Corporation	2,986,722
19,530	Liberty Tripadvisor Holdings, Inc.[f]	210,924
41,790	M/A-COM Technology Solutions Holdings, Inc.[f]	1,708,375
15,461	ManTech International Corporation	717,545
36,117	MasterCard, Inc.	5,373,126
6,730	Maxim Integrated Products, Inc.	353,594
14,305	Methode Electronics, Inc.	670,905
13,310	Microsemi Corporation[f]	710,355
66,714	Microsoft Corporation	5,549,271
18,726	Monolithic Power Systems, Inc.	2,278,392
34,390	National Instruments Corporation	1,547,550
1,600	NEC Networks & System Integration Corporation	39,873
3,027	NetApp, Inc.	134,459
37,270	New Relic, Inc.[f]	1,913,069
9,836	Nice, Ltd. ADR	819,437
27,964	NRG Yield, Inc., Class A	513,139
5,337	NVIDIA Corporation	1,103,745
10,614	NXP Semiconductors NVf	1,242,369
70,889	Oracle Corporation	3,608,250
6,470	Palo Alto Networks, Inc.[f]	952,384
9,810	Paylocity Holding Corporation[f]	523,952
48,231	PayPal Holdings, Inc.[f]	3,499,641
21,388	Pegasystems, Inc.	1,246,920
8,090	Plexus Corporation[f]	496,969
20,055	Progress Software Corporation	848,928
31,542	Proofpoint, Inc.[f]	2,914,796
29,784	Q2 Holdings, Inc.[f]	1,267,309
34,475	Red Hat, Inc.[f]	4,165,614
23,070	Rudolph Technologies, Inc.[f]	640,193
25,952	Salesforce.com, Inc.[f]	2,655,928
2,930	ScanSource, Inc.[f]	125,844
105,097	Sequans Communications SA ADR[f]	190,226
18,722	ServiceNow, Inc.[f]	2,365,899
1,030	Silicon Laboratories, Inc.[f]	97,747
466	SMA Solar Technology AG	21,690
4,229	Sonus Networks, Inc.[f]	32,986

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (27.6%)	Value
Information Technology (6.6%) - continued
18,800	SS&C Technologies Holdings, Inc.	$755,760
24,821	Synopsys, Inc.[f]	2,147,513
590	TE Connectivity, Ltd.	53,672
18,075	Teradata Corporation[f]	604,609
15,341	Teradyne, Inc.	657,975
6,910	Texas Instruments, Inc.	668,128
1,340	TiVo Corp	24,321
21,552	Total System Services, Inc.	1,552,822
75,543	Travelport Worldwide, Ltd.	1,185,270
8,460	Trimble, Inc.[f]	345,845
41,800	Twitter, Inc.[f]	861,916
14,570	Tyler Technologies, Inc.[f]	2,583,115
2,439	Ultimate Software Group, Inc.[f]	494,117
12,459	Verint Systems, Inc.[f]	525,770
50,527	Virtusa Corporation[f]	1,928,110
33,430	Visa, Inc.	3,676,631
8,027	Xerox Corporation	243,298
23,180	Xilinx, Inc.	1,708,134
5,199	XO Group, Inc.[f]	103,772
43,709	Zix Corporation[f]	211,989

	Total	163,552,945

Materials (1.3%)
2,137	A. Schulman, Inc.	83,984
800	Adeka Corporation	13,818
11,627	AK Steel Holding Corporation[f]	53,368
2,030	Alcoa Corporation[f]	96,993
9,313	American Vanguard Corporation	209,543
1,166	APERAM	62,699
9,252	Balchem Corporation	779,851
83	BASF SE	9,076
1,395	BHP Billiton plc	25,257
4,809	BHP Billiton, Ltd.	99,012
30,969	Boise Cascade Company[f]	1,097,851
8,280	Celanese Corporation	863,687
8,550	CF Industries Holdings, Inc.	324,729
13,560	Chemours Company	767,632
25,902	Continental Building Products, Inc.[f]	691,583
34,706	Crown Holdings, Inc.[f]	2,088,260
6,600	Daicel Corporation	82,405
13,960	Eastman Chemical Company	1,267,708
10,530	Ecolab, Inc.	1,375,850
4,020	Evonik Industries AG	146,231
34,526	Ferro Corporation[f]	822,409
22,270	Ferroglobe Representation & Warranty Insurance Trust[b,f]	2
16,172	FMC Corporation	1,501,732
14,164	Freeport-McMoRan, Inc.[f]	198,013
3,034	Granges AB	31,440
31,737	Graphic Packaging Holding Company	491,606
18,267	Innospec, Inc.	1,129,814
1,310	International Paper Company	75,024
1,300	JSR Corporation	25,200
6,137	Kadant, Inc.	697,163
2,000	Kaneka Corporation	16,516
3,270	Koppers Holdings, Inc.[f]	158,759
3,808	Kraton Performance Polymers, Inc.[f]	186,706
5,900	Kuraray Company, Ltd.	116,198
3,300	Kyoei Steel, Ltd.	57,941
4,940	Martin Marietta Materials, Inc.	1,071,239
8,740	Materion Corporation	448,799
4,575	Mondi plc	110,642
32,377	Myers Industries, Inc.	699,343
5,430	Neenah Paper, Inc.	471,324
200	Nippon Shokubai Company, Ltd.	15,086
19,078	Norsk Hydro ASA	147,632
11,150	Nucor Corporation	644,805
28,050	Nutanix, Inc.[f]	799,425
4,000	Oji Holdings Corporation	23,444
1,164	Olympic Steel, Inc.	21,976
53,580	OMNOVA Solutions, Inc.[f]	592,059
79,680	Owens-Illinois, Inc.[f]	1,903,555
3,869	Packaging Corporation of America	449,849
71,920	Quantenna Communications, Inc.[f]	1,114,041
700	Rengo Company, Ltd.	4,584
535	Rio Tinto, Ltd.	28,508
14,750	RPM International, Inc.	786,618
25,670	Ryerson Holding Corporation[f]	225,896
12,080	Schnitzer Steel Industries, Inc.	355,756
11,570	Schweitzer-Mauduit International, Inc.	488,601
6,200	Scotts Miracle-Gro Company	617,644
10,660	Sensient Technologies Corporation	810,693
1,330	Solvay SA	197,583
35,388	Steel Dynamics, Inc.	1,316,787
4,368	SunCoke Energy, Inc.[f]	48,441
2,000	Toagosei Company, Ltd.	25,939
5,680	Trinseo SA	403,280
8,447	UPM-Kymmene Oyj	253,683
11,191	Verso Corporation[f]	78,449
2,260	W. R. Grace & Company	172,867
27,785	Westrock Company	1,704,054
500	Yamato Kogyo Company, Ltd.	13,375

	Total	31,694,037

Real Estate (1.1%)
2,053	Alstria Office REIT AG	29,185
9,070	American Assets Trust, Inc.	351,825
15,753	Ares Commercial Real Estate Corporation	204,474
68,018	Armada Hoffler Properties, Inc.	970,617
785	Artis Real Estate Investment Trust	8,464
8,840	Ashford Hospitality Prime, Inc.	85,925
3,560	Ashford Hospitality Trust, Inc.	25,027
10,510	Bluerock Residential Growth REIT, Inc.	118,658
7,231	British Land Company plc	57,734
64,084	Brixmor Property Group, Inc.	1,119,547
6,060	Camden Property Trust	552,914
22,841	Cedar Realty Trust, Inc.	124,255
24,925	Chatham Lodging Trust	542,119
13,365	City Office REIT, Inc.	174,280
32,071	Cousins Properties, Inc.	289,280
13,390	CyrusOne, Inc.	822,012
100	Daito Trust Construction Company, Ltd.	17,483
25,580	DDR Corporation	196,199
14,943	DEXUS Property Group	111,893
4,390	Digital Realty Trust, Inc.	519,952
13,190	Douglas Emmett, Inc.	524,830
19,630	Duke Realty Corporation	559,062
6,890	Easterly Government Properties, Inc.	138,627
13,570	Equity Commonwealth[f]	407,779
3,480	Equity Lifestyle Properties, Inc.	307,910
15,240	Franklin Street Properties Corporation	152,400
21,200	General Growth Properties, Inc.	412,552
10,000	Hang Lung Properties, Ltd.	22,963
16,360	HFF, Inc.	717,550
33,330	Highwoods Properties, Inc.	1,701,496
20,020	Hospitality Properties Trust	572,172
29,215	Host Hotels & Resorts, Inc.	571,445

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (27.6%)	Value
Real Estate (1.1%) - continued
17,000	Hysan Development Company, Ltd.	$82,137
51,955	InfraREIT, Inc.	1,163,792
16,138	Invitation Homes, Inc.	364,235
26,005	Liberty Property Trust	1,115,094
13,383	Mid-America Apartment Communities, Inc.	1,369,750
36,150	Monmouth Real Estate Investment Corporation	615,996
23,703	National Storage Affiliates Trust	587,597
889	One Liberty Properties, Inc.	21,540
15,530	Outfront Media, Inc.	364,179
16,089	Pebblebrook Hotel Trust	573,734
17,420	Physicians Realty Trust	302,760
8,650	Ramco-Gershenson Properties Trust	109,250
4,480	RE/MAX Holdings, Inc.	297,920
3,490	Realogy Holdings Corporation	112,832
35,570	Retail Properties of America, Inc.	434,665
680	RMR Group, Inc.	35,666
5,000	Road King Infrastructure, Ltd.	8,221
1,040	Saul Centers, Inc.	63,565
12,055	SBA Communications Corporation[f]	1,894,805
26,199	Stockland	90,804
67,140	Summit Hotel Properties, Inc.	1,061,483
4,000	Sun Hung Kai Properties, Ltd.	65,438
2,000	Swire Pacific, Ltd.	19,764
1,075	TAG Immobilien AG	18,533
24,402	Terreno Realty Corporation	896,041
4,665	UDR, Inc.	180,955
21,917	Urstadt Biddle Properties, Inc.	476,256
34,710	Weyerhaeuser Company	1,246,436
12,700	Wing Tai Holdings, Ltd.	22,359
11,542	Xenia Hotels & Resorts, Inc.	251,154

	Total	26,257,590

Telecommunications Services (0.1%)
23,320	AT&T, Inc.	784,718
410	ATN International, Inc.	22,259
1,456	Cincinnati Bell, Inc.[f]	27,810
1,338	Freenet AG	44,807
14,660	Intelsat SAf	63,771
38,773	KCOM Group plc	55,358
3,600	Nippon Telegraph & Telephone Corporation	174,051
17,400	NTT DOCOMO, Inc.	421,406
335	Proximus SA	11,124
4,827	TDC AS	28,538
11,658	Telenor ASA	247,543
1,060	Telephone & Data Systems, Inc.	30,899
21,303	Verizon Communications, Inc.	1,019,775
18,158	Vonage Holdings Corporation[f]	147,625

	Total	3,079,684

Utilities (0.5%)
37,930	AES Corporation	403,196
1,270	Alliant Energy Corporation	54,940
6,390	American States Water Company	343,463
7,590	Artesian Resources Corporation	308,306
820	Canadian Utilities, Ltd.	24,763
5,200	Chubu Electric Power Company, Inc.	67,062
33,364	CMS Energy Corporation	1,613,817
2,201	Connecticut Water Service, Inc.	136,506
5,950	Consolidated Water Company, Ltd.	73,185
300	Electric Power Development Company, Ltd.	7,560
127	Elia System Operator SA	7,367
6,791	Eversource Energy	425,388
15,720	MDU Resources Group, Inc.	429,942
4,580	Middlesex Water Company	199,138
9,980	New Jersey Resources Corporation	443,611
12,450	NorthWestern Corporation	738,036
84,890	OGE Energy Corporation	3,127,348
8,500	Osaka Gas Company, Ltd.	164,637
21,446	PG&E Corporation	1,238,935
16,930	PNM Resources, Inc.	734,762
3,900	Portland General Electric Company	186,186
13,670	Public Service Enterprise Group, Inc.	672,564
8,827	Redes Energeticas Nacionais SGPS SA	28,031
212	Sempra Energy	24,910
6,510	Southwest Gas Holdings, Inc.	536,359
4,950	Spire, Inc.	390,803
6,640	TerraForm Power, Inc.	89,175
9,990	UGI Corporation	478,121
118	Unitil Corporation	6,136
663	Verbund AG	16,100

	Total	12,970,347

	Total Common Stock (cost $535,810,997)	683,457,994

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Asset-Backed Securities (0.7%)
	Access Group, Inc.
120,954	1.738%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ag,h	120,315
	ALM Loan Funding CLO
375,000	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser. 2014-11A, Class A1R*,h	374,998
	AMSR Trust
425,000	2.637%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Ag,h	425,816
	Apidos CLO XVIII
375,000	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,h	375,462
	Babson CLO, Ltd.
140,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,h	140,506
	Betony CLO, Ltd.
125,000	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,h	125,811
	Birchwood Park CLO, Ltd.
140,000	2.539%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,h	140,561
	BlueMountain CLO, Ltd.
275,000	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,h	275,761

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Asset-Backed Securities (0.7%) - continued
	Carlyle Global Market Strategies CLO, Ltd.
$150,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,h	$151,039
	Cent CLO 16, LP
113,815	2.561%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,h	113,863
	Cent CLO 22, Ltd.
150,000	2.722%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,h	150,242
	Chesapeake Funding II, LLC
283,278	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[g]	283,304
	Commonbond Student Loan Trust
309,449	2.730%, 10/25/2040, Ser. 2016-B, Class A1[g]	310,963
	DRB Prime Student Loan Trust
297,218	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	300,261
365,296	2.890%, 6/25/2040, Ser. 2016-B, Class A2[g]	366,236
	Dryden 34 Senior Loan Fund CLO
160,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,h	160,780
	Earnest Student Loan Program, LLC
708,590	3.020%, 5/25/2034, Ser. 2016-B, Class A2[g]	710,336
	Edlinc Student Loan Funding Trust
76,466	4.210%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,h	77,775
	Galaxy XX CLO, Ltd.
450,000	2.813%, (LIBOR 3M + 1.450%), 7/20/2027, Ser. 2015-20A, Class A*,h	451,526
	GoldenTree Loan Opportunities IX, Ltd.
250,000	2.748%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,h	250,685
	Golub Capital Partners CLO 23M, Ltd.
400,000	2.797%, (LIBOR 3M + 1.485%), 5/5/2027, Ser. 2015- 23A, Class A1*,h	400,304
	Limerock CLO III, LLC
450,000	2.563%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,h	451,701
	Madison Park Funding XIV, Ltd.
400,000	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,h	402,307
	Magnetite XII, Ltd.
450,000	2.689%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,h	451,347
	Marlette Funding Trust
564,344	2.390%, 7/15/2024, Ser. 2017-2A, Class Ag	564,670
	Morgan Stanley Bank of America Merrill Lynch Trust
400,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	410,830
400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	408,444
	Morgan Stanley Capital, Inc.
469,472	1.388%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPh	301,053
	Mountain View CLO, Ltd.
450,000	2.819%, (LIBOR 3M + 1.460%), 7/15/2027, Ser. 2015-9A, Class A1A*,h	450,203
	Murray Hill Marketplace Trust
74,379	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	74,615
	Neuberger Berman CLO XIV, Ltd.
225,000	2.628%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,h	226,706
	Neuberger Berman CLO, Ltd.
100,000	2.543%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,h	100,562
	NZCG Funding CLO, Ltd.
450,000	2.925%, (LIBOR 3M + 1.550%), 4/27/2027, Ser. 2015-2A, Class A1*,h	450,616
	Octagon Investment Partners XX, Ltd.
375,000	2.439%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,h	376,856
	OHA Loan Funding, LLC
450,000	2.513%, (LIBOR 3M + 1.150%), 10/20/2026, Ser. 2014-1A, Class A1R*,h	451,445
	OneMain Financial Issuance Trust
300,000	4.100%, 3/20/2028, Ser. 2016-2A, Class Ag	304,574
	OZLM VIII, Ltd.
140,000	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,h	140,417
	Race Point IX CLO, Ltd.
325,000	2.569%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,h	325,685
	Renaissance Home Equity Loan Trust
2,101,975	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[i]	1,509,991
1,157,082	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[i]	861,273
	Shackleton, Ltd.
450,000	2.729%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,h	450,867

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Asset-Backed Securities (0.7%) - continued
	SLM Student Loan Trust
$293,380	1.638%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ah	$290,446
192,007	1.758%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[h]	192,521
159,027	2.289%, (LIBOR 1M + 1.050%), 5/17/2027, Ser. 2013-A, Class A2Bg,h	160,028
	SoFi Consumer Loan Program, LLC
426,994	3.260%, 8/25/2025, Ser. 2016-1, Class Ag	433,038
213,593	3.050%, 12/26/2025, Ser. 2016-3, Class Ag	215,362
473,216	2.140%, 9/25/2026, Ser. 2017-5, Class A1[g]	472,805
	SoFi Professional Loan Program, LLC
152,936	2.420%, 3/25/2030, Ser. 2015-A, Class A2[g]	152,838
	Stanwich Mortgage Loan Company, LLC
305,346	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,i	305,964
	Symphony CLO VIII, Ltd.
48,029	2.450%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012- 8A, Class AR*,h	48,124
	Symphony CLO XV, Ltd.
450,000	2.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,h	451,555
	Verizon Owner Trust
150,000	2.060%, 9/20/2021, Ser. 2017-1A, Class Ag	150,215
	Voya CLO 3, Ltd.
140,000	2.787%, (LIBOR 3M + 1.420%), 7/25/2026, Ser. 2014-3A, Class A1*,h	140,116

	Total	17,433,718

Basic Materials (0.2%)
	Alcoa Nederland Holding BV
285,000	6.750%, 9/30/2024[g]	316,783
	Anglo American Capital plc
320,000	4.875%, 5/14/2025[g]	341,768
	ArcelorMittal SA
275,000	6.000%, 3/1/2021	301,125
	BWAY Holding Company
290,000	5.500%, 4/15/2024[g]	301,963
	CF Industries, Inc.
500,000	3.450%, 6/1/2023[j]	493,750
	Chemours Company
290,000	5.375%, 5/15/2027	309,575
	First Quantum Minerals, Ltd.
195,000	7.500%, 4/1/2025[g]	206,456
	Georgia-Pacific, LLC
90,000	2.539%, 11/15/2019[g]	90,930
	Glencore Finance Canada, Ltd.
84,000	6.000%, 11/15/2041[g]	97,994
	Glencore Funding, LLC
65,000	2.419%, (LIBOR 3M + 1.060%), 4/16/2018[g,h]	65,162
84,000	4.125%, 5/30/2023[g]	88,000
115,000	4.000%, 3/27/2027[g]	115,764
	International Paper Company
230,000	4.350%, 8/15/2048	236,361
	Kinross Gold Corporation
168,000	5.950%, 3/15/2024	186,480
265,000	4.500%, 7/15/2027[g]	268,313
	Novelis Corporation
100,000	5.875%, 9/30/2026[g]	103,062
	Olin Corporation
340,000	5.125%, 9/15/2027	357,425
	Peabody Securities Finance Corporation
280,000	6.375%, 3/31/2025[g]	288,750
	Sherwin-Williams Company
207,000	3.125%, 6/1/2024	209,464
	Steel Dynamics, Inc.
230,000	5.000%, 12/15/2026	243,225
	Vale Overseas, Ltd.
207,000	5.875%, 6/10/2021	226,665
130,000	6.250%, 8/10/2026	149,763
130,000	6.875%, 11/10/2039	155,311
	Westlake Chemical Corporation
168,000	3.600%, 8/15/2026	169,493

	Total	5,323,582

Capital Goods (0.3%)
	AECOM
360,000	5.875%, 10/15/2024	397,260
	Ardagh Packaging Finance plc
290,000	6.000%, 2/15/2025[g]	307,763
	Ashtead Capital, Inc.
270,000	4.125%, 8/15/2025[g]	272,025
	Bombardier, Inc.
365,000	7.500%, 3/15/2025[g]	376,863
	Building Materials Corporation of America
255,000	6.000%, 10/15/2025[g]	275,719
	CEMEX SAB de CV
320,000	6.125%, 5/5/2025[g]	341,280
	Cintas Corporation No. 2
135,000	3.700%, 4/1/2027	140,703
	CNH Industrial Capital, LLC
330,000	4.375%, 11/6/2020	345,675
	Crown Americas Capital Corporation IV
275,000	4.500%, 1/15/2023	286,302
	Crown Cork & Seal Company, Inc.
280,000	7.375%, 12/15/2026	329,000
	General Dynamics Corporation
240,000	2.375%, 11/15/2024	235,498
	General Electric Company
229,000	5.000%, 1/21/2021[h,k]	238,373
	L3 Technologies, Inc.
408,000	3.950%, 5/28/2024	424,741
	Lockheed Martin Corporation
60,000	2.500%, 11/23/2020	60,750
184,000	3.600%, 3/1/2035	182,851

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Capital Goods (0.3%) - continued
$168,000	4.500%, 5/15/2036	$185,607
46,000	6.150%, 9/1/2036	59,784
	Northrop Grumman Corporation
320,000	3.850%, 4/15/2045	316,893
	Owens-Brockway Glass Container, Inc.
375,000	5.000%, 1/15/2022[g]	396,562
	Pentair Finance SA
230,000	2.900%, 9/15/2018	231,708
	Republic Services, Inc.
130,000	2.900%, 7/1/2026	127,186
	Reynolds Group Issuer, Inc.
330,000	5.125%, 7/15/2023[g]	343,613
	Roper Industries, Inc.
229,000	2.050%, 10/1/2018	229,546
	Roper Technologies, Inc.
126,000	2.800%, 12/15/2021	127,199
	Siemens Financieringsmaatschappij NV
362,000	4.200%, 3/16/2047[g]	389,259
	Standard Industries, Inc.
150,000	5.500%, 2/15/2023[g]	158,250
	Textron, Inc.
60,000	5.600%, 12/1/2017	60,173
150,000	7.250%, 10/1/2019	163,921
300,000	3.375%, 3/1/2028	298,322
	United Rentals North America, Inc.
255,000	5.500%, 7/15/2025	272,531
	United Technologies Corporation
230,000	4.050%, 5/4/2047	236,032
	Waste Management, Inc.
35,000	3.125%, 3/1/2025	35,379

	Total	7,846,768

Collateralized Mortgage Obligations (0.5%)
	Angel Oak Mortgage Trust I, LLC
139,221	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	139,816
	Bayview Opportunity Master Fund Trust
356,163	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Ag,h	370,006
555,704	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Ag,h	577,338
	BCAP, LLC Trust
317,953	1.418%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[h]	299,264
	Citigroup Mortgage Loan Trust, Inc.
160,650	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	158,974
	CitiMortgage Alternative Loan Trust
510,558	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	449,755
	COLT Mortgage Loan Trust
217,965	2.800%, 12/26/2046, Ser. 2016-3, Class A1*,h	218,045
669,772	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ag,h	670,861
	Countrywide Alternative Loan Trust
139,385	3.399%, 10/25/2035, Ser. 2005-43, Class 4A1[h]	123,353
102,769	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	69,988
99,433	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	96,780
471,861	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	395,641
447,028	7.000%, 10/25/2037, Ser. 2007-24, Class A10	268,573
	Countrywide Home Loans, Inc.
176,352	5.750%, 4/25/2037, Ser. 2007-3, Class A27	153,138
	Deutsche Alt-A Securities Mortgage Loan Trust
128,263	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	116,605
	Federal Home Loan Mortgage Corporation
698,407	4.000%, 7/15/2031, Ser.- 4104, Class KIl	78,042
350,221	3.000%, 2/15/2033, Ser. 4170, Class IGl	40,655
	Federal National Mortgage Association
698,005	3.500%, 1/25/2033, Ser. 2012-150, Class YIl	90,778
	J.P. Morgan Mortgage Trust
276,084	3.566%, 10/25/2036, Ser. 2006-A6, Class 1A2[h]	257,607
442,053	1.618%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[h]	269,874
522,572	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	351,841
	MASTR Alternative Loans Trust
140,034	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	141,359
261,818	1.688%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[h]	131,298
	Merrill Lynch Alternative Note Asset Trust
138,639	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	117,421
	Preston Ridge Partners Mortgage Trust, LLC
938,640	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,i	936,856
	Pretium Mortgage Credit Partners, LLC
457,410	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[g,i]	459,679
	Residential Asset Securitization Trust
518,729	1.618%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[h]	133,179
	Sequoia Mortgage Trust
287,880	3.631%, 9/20/2046, Ser. 2007-1, Class 4A1[h]	239,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Collateralized Mortgage Obligations (0.5%) - continued
	Sunset Mortgage Loan Company, LLC
$593,673	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,i	$592,665
242,686	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,i	242,766
	TBW Mortgage-Backed Trust
1,126,895	5.965%, 7/25/2037, Ser. 2007-2, Class A1Ah	707,406
	Towd Point Mortgage Trust
427,158	2.750%, 10/25/2056, Ser. 2017-1, Class A1[g,h]	428,585
400,000	1.838%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[g,h]	399,920
	Verus Securitization Trust
389,028	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,i	392,752
553,569	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*	553,812
	WaMu Mortgage Pass Through Certificates
80,852	3.239%, 9/25/2036, Ser. 2006-AR10, Class 1A2[h]	78,654
168,613	3.252%, 10/25/2036, Ser. 2006-AR12, Class 1A1[h]	163,940
	Washington Mutual Mortgage Pass Through Certificates Trust
300,334	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	242,860
487,869	1.694%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Ah	394,506

	Total	11,554,572

Commercial Mortgage-Backed Securities (0.5%)
	Commercial Mortgage Pass-Through Certificates
347,000	2.282%, (LIBOR 1M + 1.050%), 6/8/2030, Ser. 2013- THL, Class A2[g,h]	347,088
	Commercial Mortgage Trust
150,000	3.039%, 11/12/2046, Ser. 2013-CR13, Class A2	151,666
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	775,445
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
427,588	2.776%, 3/25/2023, Ser. K724, Class A1	436,292
1,450,000	3.002%, 1/25/2024, Ser. K725, Class A2	1,492,848
625,000	3.430%, 1/25/2027, Ser. K063, Class A2[h]	655,407
	Federal National Mortgage Association - ACES
486,190	2.417%, 9/25/2026, Ser. 2017-M1, Class A1[h]	481,585
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[h]	462,672
700,000	2.784%, 2/25/2027, Ser. 2017-M2, Class A2[h]	699,300
950,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[h]	958,170
	Federal National Mortgage Association Grantor Trust
924,802	2.898%, 6/25/2027, Ser. 2017-T1, Class A	917,759
	GS Mortgage Securities Trust
700,000	3.666%, 9/10/2047, Ser. 2104-GC24, Class A4	737,933
825,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	839,932
800,000	3.470%, 11/10/2048, Ser. 2015-GS1, Class A2	830,937
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
34,913	5.795%, 2/12/2049, Ser. 2007-CB19, Class AMh	35,071
	JPMBB Commercial Mortgage Securities Trust
325,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	331,213
	Morgan Stanley Bank of America Merrill Lynch Trust
1,250,000	3.473%, 12/15/2047, Ser. 2015-C27, Class A3	1,298,367
	SCG Trust
150,000	2.889%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Ag,h	148,496
	UBS Commercial Mortgage Trust
588,893	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	610,515
	WFRBS Commercial Mortgage Trust
450,000	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	456,522

	Total	12,667,218

Communications Services (0.6%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	202,066
	Altice Financing SA
295,000	6.625%, 2/15/2023[g]	310,959
	AMC Networks, Inc.
255,000	5.000%, 4/1/2024	259,622
	America Movil SAB de CV
90,000	5.000%, 10/16/2019	94,914
	American Tower Corporation
210,000	3.300%, 2/15/2021	215,210
	AT&T, Inc.
65,000	5.875%, 10/1/2019	69,595
60,000	2.263%, (LIBOR 3M + 0.930%), 6/30/2020[h]	60,853
112,000	3.875%, 8/15/2021	117,916
95,000	3.000%, 6/30/2022	96,132
135,000	3.800%, 3/1/2024	138,515
322,000	3.900%, 8/14/2027	320,528
180,000	5.250%, 3/1/2037	188,301
530,000	4.900%, 8/14/2037	529,738
126,000	6.350%, 3/15/2040	146,159
125,000	5.550%, 8/15/2041	132,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Communications Services (0.6%) - continued
$276,000	5.150%, 3/15/2042	$276,444
95,000	4.750%, 5/15/2046	89,501
	British Sky Broadcasting Group plc
110,000	2.625%, 9/16/2019[g]	110,681
184,000	3.125%, 11/26/2022[g]	186,660
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[g]	426,000
	CenturyLink, Inc.
285,000	6.450%, 6/15/2021	300,706
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	91,715
113,000	3.579%, 7/23/2020	116,016
403,000	4.908%, 7/23/2025	428,695
230,000	6.484%, 10/23/2045	265,163
	Clear Channel Worldwide Holdings, Inc.
280,000	6.500%, 11/15/2022	289,800
	Comcast Corporation
140,000	2.750%, 3/1/2023	141,449
360,000	4.400%, 8/15/2035	390,371
58,000	4.650%, 7/15/2042	63,616
93,000	4.750%, 3/1/2044	103,322
	Cox Communications, Inc.
92,000	4.600%, 8/15/2047[g]	90,527
	Crown Castle International Corporation
196,000	3.400%, 2/15/2021	201,442
371,000	5.250%, 1/15/2023	409,850
184,000	3.200%, 9/1/2024	182,822
	CSC Holdings, LLC
35,000	5.500%, 4/15/2027[g]	36,050
	Digicel, Ltd.
480,000	6.000%, 4/15/2021*	472,330
	Discovery Communications, LLC
230,000	4.900%, 3/11/2026	247,181
380,000	5.000%, 9/20/2037	388,995
	Gray Television, Inc.
295,000	5.875%, 7/15/2026[g]	302,375
	Intelsat Jackson Holdings SA
420,000	8.000%, 2/15/2024[g]	447,300
	Level 3 Communications, Inc.
360,000	5.375%, 1/15/2024	373,950
	Level 3 Financing, Inc.
130,000	5.375%, 5/1/2025	135,850
	Moody’s Corporation
116,000	2.750%, 12/15/2021	116,781
	Neptune Finco Corporation
310,000	10.875%, 10/15/2025[g]	379,750
	Netflix, Inc.
370,000	4.875%, 4/15/2028[g]	367,761
	Nexstar Escrow Corporation
300,000	5.625%, 8/1/2024[g]	307,875
	Omnicom Group, Inc.
85,000	3.600%, 4/15/2026	86,172
	S&P Global, Inc.
168,000	3.300%, 8/14/2020	172,246
	SES Global Americas Holdings GP
135,000	2.500%, 3/25/2019[g]	134,918
	SFR Group SA
435,000	6.000%, 5/15/2022[g]	453,487
	Sprint Communications, Inc.
230,000	6.000%, 11/15/2022	241,500
	Sprint Corporation
265,000	7.625%, 2/15/2025	292,162
	Telefonica Emisiones SAU
97,000	3.192%, 4/27/2018	97,673
	Time Warner Entertainment Company, LP
160,000	8.375%, 3/15/2023	198,587
	T-Mobile USA, Inc.
390,000	6.125%, 1/15/2022	405,600
	Verizon Communications, Inc.
378,000	5.150%, 9/15/2023	423,571
452,000	3.376%, 2/15/2025[g]	454,709
117,000	4.272%, 1/15/2036	115,067
368,000	4.862%, 8/21/2046	371,062
278,000	4.522%, 9/15/2048	266,581
	Viacom, Inc.
150,000	3.875%, 12/15/2021	153,839
90,000	4.250%, 9/1/2023	92,654
200,000	6.875%, 4/30/2036	224,857
126,000	5.850%, 9/1/2043	127,546
	Virgin Media Secured Finance plc
285,000	5.250%, 1/15/2026[g]	295,744

	Total	15,232,071

Consumer Cyclical (0.4%)
	Amazon.com, Inc.
115,000	3.150%, 8/22/2027[g]	115,680
230,000	3.875%, 8/22/2037[g]	237,769
138,000	4.050%, 8/22/2047[g]	142,377
	American Honda Finance Corporation
195,000	2.000%, 2/14/2020	195,190
	Automatic Data Processing, Inc.
40,000	3.375%, 9/15/2025	41,215
	Cinemark USA, Inc.
460,000	4.875%, 6/1/2023	468,625
	CVS Health Corporation
40,000	2.250%, 8/12/2019	40,065
550,000	4.875%, 7/20/2035	603,822
230,000	5.125%, 7/20/2045	256,826
	Daimler Finance North America, LLC
168,000	1.998%, (LIBOR 3M + 0.620%), 10/30/2019[g,h]	169,014
	Delphi Automotive plc
210,000	3.150%, 11/19/2020	214,914
	Delphi Jersey Holdings plc
345,000	5.000%, 10/1/2025[g]	347,588
	Ford Motor Credit Company, LLC
200,000	2.551%, 10/5/2018	201,205
200,000	2.943%, 1/8/2019	202,107
170,000	2.262%, 3/28/2019	170,402
84,000	2.459%, 3/27/2020	84,331
63,000	3.200%, 1/15/2021	64,417
200,000	2.601%, (LIBOR 3M + 1.270%), 3/28/2022[h]	202,866
	General Motors Company
230,000	5.150%, 4/1/2038	239,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Consumer Cyclical (0.4%) - continued
	General Motors Financial Company, Inc.
$70,000	2.289%, (LIBOR 3M + 0.930%), 4/13/2020[h]	$70,543
126,000	3.700%, 11/24/2020	130,619
84,000	4.200%, 3/1/2021	88,192
230,000	3.150%, 6/30/2022	232,376
84,000	3.950%, 4/13/2024	86,571
135,000	4.300%, 7/13/2025	139,895
	Home Depot, Inc.
220,000	3.000%, 4/1/2026	221,992
215,000	5.400%, 9/15/2040	266,944
126,000	4.250%, 4/1/2046	135,963
230,000	3.900%, 6/15/2047	235,211
	Hyundai Capital America
66,000	2.400%, 10/30/2018[g]	66,025
126,000	3.000%, 10/30/2020[g]	126,464
	Jaguar Land Rover Automotive plc
275,000	5.625%, 2/1/2023[g]	283,250
	KB Home
140,000	4.750%, 5/15/2019	143,500
	L Brands, Inc.
275,000	5.625%, 2/15/2022	294,112
	Landry’s, Inc.
300,000	6.750%, 10/15/2024[g]	305,250
	Lear Corporation
175,000	5.250%, 1/15/2025	187,521
	Lennar Corporation
275,000	4.875%, 12/15/2023	290,812
145,000	4.500%, 4/30/2024	149,350
	Live Nation Entertainment, Inc.
210,000	4.875%, 11/1/2024[g]	217,281
	McDonald’s Corporation
125,000	2.750%, 12/9/2020	127,464
168,000	2.625%, 1/15/2022	169,664
	MGM Resorts International
360,000	6.000%, 3/15/2023	394,704
	New Red Finance, Inc.
305,000	4.250%, 5/15/2024[g]	307,196
	Nissan Motor Acceptance Corporation
150,000	2.150%, 9/28/2020[g]	149,484
	Prime Security Services Borrower, LLC
390,000	9.250%, 5/15/2023[g]	432,198
	Scientific Games International, Inc.
270,000	7.000%, 1/1/2022[g]	285,525
	Six Flags Entertainment Corporation
300,000	4.875%, 7/31/2024[g]	308,625
	Toll Brothers Finance Corporation
74,000	4.000%, 12/31/2018	75,110
	Wabash National Corporation
475,000	5.500%, 10/1/2025[g]	484,548

	Total	10,403,868

Consumer Non-Cyclical (0.6%)
	Abbott Laboratories
230,000	2.900%, 11/30/2021	233,555
105,000	3.400%, 11/30/2023	107,582
140,000	3.750%, 11/30/2026	144,399
381,000	4.750%, 11/30/2036	419,408
185,000	4.900%, 11/30/2046	207,251
	AbbVie, Inc.
290,000	2.500%, 5/14/2020	292,300
210,000	3.600%, 5/14/2025	215,858
210,000	4.450%, 5/14/2046	220,742
	Actavis Funding SCS
150,000	3.850%, 6/15/2024	155,742
255,000	4.550%, 3/15/2035	268,017
126,000	4.850%, 6/15/2044	134,808
	Altria Group, Inc.
84,000	2.850%, 8/9/2022	85,111
105,000	2.625%, 9/16/2026	101,096
	Amgen, Inc.
276,000	2.200%, 5/11/2020	276,547
84,000	2.700%, 5/1/2022	84,453
125,000	3.125%, 5/1/2025	125,710
600,000	3.200%, 11/2/2027[b]	597,606
	Anheuser-Busch InBev Finance, Inc.
90,000	2.571%, (LIBOR 3M + 1.260%), 2/1/2021[h]	93,137
309,000	3.650%, 2/1/2026	318,799
336,000	4.700%, 2/1/2036	369,449
210,000	4.900%, 2/1/2046	235,705
	Anheuser-Busch InBev Worldwide, Inc.
64,000	3.750%, 1/15/2022	67,553
	BAT Capital Corporation
92,000	2.297%, 8/14/2020[g]	92,013
138,000	3.222%, 8/15/2024[g]	138,898
140,000	3.557%, 8/15/2027[g]	140,337
184,000	4.540%, 8/15/2047[g]	187,605
	BAT International Finance plc
80,000	1.830%, (LIBOR 3M + 0.510%), 6/15/2018[g,h]	80,134
	Bayer U.S. Finance, LLC
126,000	3.375%, 10/8/2024[g]	128,565
	Becton, Dickinson and Company
196,000	3.734%, 12/15/2024	201,422
138,000	4.669%, 6/6/2047	144,162
	Boston Scientific Corporation
75,000	6.000%, 1/15/2020	80,960
125,000	3.850%, 5/15/2025	129,661
126,000	7.375%, 1/15/2040	171,965
	Bunge Limited Finance Corporation
108,000	8.500%, 6/15/2019	118,614
120,000	3.500%, 11/24/2020	123,007
	Cardinal Health, Inc.
92,000	3.079%, 6/15/2024	91,381
183,000	3.410%, 6/15/2027	180,976
	Celgene Corporation
370,000	2.875%, 8/15/2020	375,633
40,000	3.550%, 8/15/2022	41,431
	Church & Dwight Company, Inc.
50,000	2.450%, 12/15/2019	50,336
	Clorox Company
300,000	3.100%, 10/1/2027	298,878
	EMD Finance, LLC
96,000	2.950%, 3/19/2022[g]	97,449
	Energizer Holdings, Inc.
320,000	5.500%, 6/15/2025[g]	336,000
	Envision Healthcare Corporation
365,000	5.125%, 7/1/2022[g]	370,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Consumer Non-Cyclical (0.6%) - continued
	Express Scripts Holding Company
$84,000	3.000%, 7/15/2023	$83,593
	Forest Laboratories, LLC
49,000	4.875%, 2/15/2021[g]	52,409
	Gilead Sciences, Inc.
84,000	2.950%, 3/1/2027	82,583
	H. J. Heinz Company
125,000	3.500%, 7/15/2022	129,134
	HCA, Inc.
205,000	5.250%, 6/15/2026	218,069
125,000	4.500%, 2/15/2027	126,250
	Imperial Tobacco Finance plc
170,000	2.950%, 7/21/2020[g]	172,316
	JBS USA, LLC
275,000	5.750%, 6/15/2025[g]	266,750
	Kimberly-Clark Corporation
230,000	3.900%, 5/4/2047	238,605
	Kraft Foods Group, Inc.
168,000	5.000%, 6/4/2042	179,104
	Kroger Company
115,000	2.800%, 8/1/2022	115,303
	Laboratory Corporation of America Holdings
60,000	2.625%, 2/1/2020	60,481
	McKesson Corporation
75,000	4.883%, 3/15/2044	81,001
	Mead Johnson Nutrition Company
84,000	3.000%, 11/15/2020	85,859
	Medtronic, Inc.
665,000	4.375%, 3/15/2035	734,151
90,000	4.625%, 3/15/2045	101,889
	Merck & Company, Inc.
65,000	1.684%, (LIBOR 3M + 0.375%), 2/10/2020[h]	65,406
30,000	3.700%, 2/10/2045	30,487
	Molson Coors Brewing Company
147,000	2.250%, 3/15/2020[g]	146,983
	Mondelez International Holdings Netherlands BV
195,000	2.000%, 10/28/2021[g]	191,327
	Mondelez International, Inc.
91,000	1.831%, (LIBOR 3M + 0.520%), 2/1/2019[h]	91,240
	Mylan NV
170,000	3.000%, 12/15/2018	171,569
45,000	3.150%, 6/15/2021	45,506
84,000	5.250%, 6/15/2046	88,120
	Newell Rubbermaid, Inc.
126,000	5.500%, 4/1/2046	149,449
	PepsiCo, Inc.
168,000	2.850%, 2/24/2026	167,195
	Post Holdings, Inc.
290,000	5.500%, 3/1/2025[g]	301,600
	Reynolds American, Inc.
257,000	5.700%, 8/15/2035	303,177
	Roche Holdings, Inc.
130,000	4.000%, 11/28/2044[g]	135,560
	Shire Acquisitions Investments Ireland Designated Activity Company
264,000	2.400%, 9/23/2021	262,188
276,000	3.200%, 9/23/2026	269,053
	Simmons Foods, Inc.
340,000	5.750%, 11/1/2024[g]	341,598
	Smithfield Foods, Inc.
215,000	2.700%, 1/31/2020[g]	215,562
	Tenet Healthcare Corporation
315,000	8.125%, 4/1/2022	315,394
	Teva Pharmaceutical Finance Company, LLC
115,000	6.150%, 2/1/2036[j]	118,029
	Teva Pharmaceutical Finance
	Netherlands III BV
460,000	3.150%, 10/1/2026[j]	407,615
	Thermo Fisher Scientific, Inc.
63,000	3.000%, 4/15/2023	63,754
	TreeHouse Foods, Inc.
185,000	4.875%, 3/15/2022	190,781
	Tyson Foods, Inc.
92,000	3.550%, 6/2/2027	93,761
	VRX Escrow Corporation
570,000	6.125%, 4/15/2025[g]	478,800
	Zoetis, Inc.
288,000	4.700%, 2/1/2043	314,848

	Total	16,021,229

Energy (0.6%)
	Alliance Resource Operating Partners, LP
285,000	7.500%, 5/1/2025[g]	301,031
	Anadarko Petroleum Corporation
275,000	4.850%, 3/15/2021	291,987
184,000	5.550%, 3/15/2026[j]	207,016
	Antero Resources Corporation
290,000	5.125%, 12/1/2022	297,975
	BP Capital Markets plc
164,000	3.062%, 3/17/2022	168,206
252,000	3.535%, 11/4/2024	262,506
45,000	3.119%, 5/4/2026	45,368
350,000	3.279%, 9/19/2027	352,094
	Buckeye Partners, LP
107,000	2.650%, 11/15/2018	107,667
	Canadian Natural Resources, Ltd.
200,000	3.450%, 11/15/2021	206,617
85,000	6.250%, 3/15/2038	105,020
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[g]	151,603
	Cenovus Energy, Inc.
185,000	3.800%, 9/15/2023	188,336
164,000	5.200%, 9/15/2043	163,345
	Cheniere Corpus Christi Holdings, LLC
255,000	5.875%, 3/31/2025	276,038
	Cheniere Energy Partners, LP
340,000	5.250%, 10/1/2025[g]	350,200
	Cimarex Energy Company
126,000	4.375%, 6/1/2024	134,299
	Columbia Pipeline Group, Inc.
165,000	2.450%, 6/1/2018	165,469
	Concho Resources, Inc.
115,000	4.375%, 1/15/2025	121,343

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Energy (0.6%) - continued
	ConocoPhillips
$230,000	6.500%, 2/1/2039	$313,143
	Continental Resources, Inc.
230,000	5.000%, 9/15/2022	232,587
	Devon Energy Corporation
130,000	3.250%, 5/15/2022	131,908
	El Paso Pipeline Partners Operating Company, LLC
135,000	4.300%, 5/1/2024	141,637
	Enbridge, Inc.
175,000	2.900%, 7/15/2022	175,929
	Encana Corporation
40,000	3.900%, 11/15/2021	41,478
184,000	6.625%, 8/15/2037	230,720
230,000	6.500%, 2/1/2038	285,885
	Energy Transfer Equity, LP
275,000	5.500%, 6/1/2027	291,500
	Energy Transfer Partners, LP
168,000	4.650%, 6/1/2021	178,567
90,000	4.900%, 3/15/2035	89,035
	Energy Transfer, LP
125,000	5.150%, 2/1/2043	122,262
	EnLink Midstream Partners, LP
85,000	4.150%, 6/1/2025	86,250
63,000	4.850%, 7/15/2026	66,357
	Enterprise Products Operating, LLC
48,000	5.100%, 2/15/2045	54,210
	EQT Corporation
53,000	5.150%, 3/1/2018	53,507
55,000	8.125%, 6/1/2019	60,057
150,000	4.875%, 11/15/2021	161,371
120,000	3.000%, 10/1/2022	119,529
100,000	3.900%, 10/1/2027	99,611
	Exxon Mobil Corporation
70,000	4.114%, 3/1/2046	76,174
	Kinder Morgan Energy Partners, LP
130,000	3.500%, 3/1/2021	133,715
	Magellan Midstream Partners, LP
120,000	5.000%, 3/1/2026	134,256
	Marathon Oil Corporation
126,000	2.700%, 6/1/2020	125,847
325,000	6.600%, 10/1/2037	383,339
	Marathon Petroleum Corporation
65,000	3.400%, 12/15/2020	66,954
184,000	6.500%, 3/1/2041	225,392
172,000	4.750%, 9/15/2044	174,721
	MPLX, LP
276,000	4.875%, 6/1/2025	298,916
130,000	4.125%, 3/1/2027	133,721
	Newfield Exploration Company
250,000	5.625%, 7/1/2024	270,312
	Noble Energy, Inc.
73,000	5.625%, 5/1/2021	74,916
	ONEOK, Inc.
268,000	7.500%, 9/1/2023	320,850
140,000	4.000%, 7/13/2027	142,456
	Parsley Energy, LLC
145,000	5.625%, 10/15/2027[g]	149,623
	PBF Holding Company, LLC
260,000	7.250%, 6/15/2025[g]	268,775
	Petrobras Global Finance BV
52,000	8.375%, 5/23/2021	59,963
230,000	6.250%, 3/17/2024	246,641
	Petroleos Mexicanos
275,000	6.000%, 3/5/2020	293,288
60,000	2.378%, 4/15/2025	59,968
110,000	6.750%, 9/21/2047	113,377
	Pioneer Natural Resources Company
85,000	4.450%, 1/15/2026	91,564
	Plains All American Pipeline, LP
225,000	5.000%, 2/1/2021	237,359
	Regency Energy Partners, LP
168,000	5.875%, 3/1/2022	185,984
275,000	5.000%, 10/1/2022	296,794
	Rowan Companies, Inc.
35,000	7.375%, 6/15/2025	35,262
	Sabine Pass Liquefaction, LLC
135,000	6.250%, 3/15/2022	151,972
160,000	5.625%, 4/15/2023	177,684
185,000	5.750%, 5/15/2024	207,216
275,000	5.625%, 3/1/2025	305,500
	Schlumberger Holdings Corporation
65,000	3.000%, 12/21/2020[g]	66,416
	Shell International Finance BV
60,000	1.759%, (LIBOR 3M + 0.450%), 5/11/2020[h]	60,472
	Southwestern Energy Company
340,000	7.500%, 4/1/2026	352,750
	Suncor Energy, Inc.
95,000	3.600%, 12/1/2024	98,288
	Sunoco Logistics Partners Operations, LP
75,000	4.400%, 4/1/2021	78,862
	Tesoro Corporation
621,000	4.750%, 12/15/2023[g]	671,520
	Weatherford International, Ltd.
315,000	8.250%, 6/15/2023	316,575
	Western Gas Partners, LP
184,000	4.000%, 7/1/2022	189,888
	Williams Companies, Inc.
250,000	7.500%, 1/15/2031	303,437
	Williams Partners, LP
105,000	4.000%, 11/15/2021	109,782
115,000	4.500%, 11/15/2023	122,891
170,000	3.750%, 6/15/2027	170,547
185,000	6.300%, 4/15/2040	224,966
	Woodside Finance, Ltd.
240,000	3.650%, 3/5/2025[g]	242,210
95,000	3.700%, 3/15/2028[g]	94,906

	Total	15,377,712

Financials (1.6%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[g]	211,960
	ACE INA Holdings, Inc.
125,000	4.350%, 11/3/2045	138,336
	AerCap Ireland Capital, Ltd.
80,000	3.750%, 5/15/2019	81,824
84,000	4.625%, 10/30/2020	89,207
230,000	5.000%, 10/1/2021	248,593
84,000	4.625%, 7/1/2022	90,147

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Financials (1.6%) - continued
	Aetna, Inc.
$180,000	2.800%, 6/15/2023	$178,968
	Air Lease Corporation
75,000	2.125%, 1/15/2018	75,072
33,000	2.625%, 9/4/2018	33,209
230,000	3.375%, 1/15/2019	233,620
	Ally Financial, Inc.
180,000	3.750%, 11/18/2019	183,600
200,000	4.125%, 3/30/2020	206,500
	American Express Credit Corporation
130,000	1.871%, (LIBOR 3M + 0.550%), 3/18/2019[h]	130,820
276,000	1.875%, 5/3/2019	275,764
	American International Group, Inc.
55,000	3.300%, 3/1/2021	56,615
126,000	4.125%, 2/15/2024	134,012
275,000	3.750%, 7/10/2025	284,302
255,000	3.900%, 4/1/2026	264,262
	Anthem, Inc.
230,000	4.625%, 5/15/2042	247,531
	Aon plc
63,000	3.875%, 12/15/2025	66,128
	ASP AMC Merger Sub, Inc.
300,000	8.000%, 5/15/2025[g]	290,250
	Avalonbay Communities, Inc.
200,000	3.500%, 11/15/2025	205,965
	Banco Santander SA
200,000	6.375%, 5/19/2019[h,k]	208,000
	Bank of America Corporation
135,000	2.393%, (LIBOR 3M + 1.070%), 3/22/2018[h]	135,461
110,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[h]	110,968
120,000	2.369%, 7/21/2021[h]	119,914
142,000	2.328%, 10/1/2021[h]	141,608
200,000	3.300%, 1/11/2023	204,840
185,000	2.881%, 4/24/2023[h]	185,576
168,000	4.000%, 4/1/2024	177,991
515,000	4.000%, 1/22/2025	533,170
240,000	3.093%, 10/1/2025[h]	238,968
126,000	3.500%, 4/19/2026	128,254
276,000	4.183%, 11/25/2027	287,780
185,000	3.824%, 1/20/2028[h]	190,470
208,000	5.875%, 2/7/2042	267,606
	Bank of New York Mellon Corporation
210,000	2.500%, 4/15/2021	211,951
	Bank of Nova Scotia
190,000	2.700%, 3/7/2022	191,414
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
55,000	2.850%, 9/8/2021[g]	55,557
	Barclays Bank plc
42,000	10.179%, 6/12/2021[g]	51,859
	Barclays plc
90,000	2.750%, 11/8/2019	90,858
260,000	3.684%, 1/10/2023	265,542
168,000	3.650%, 3/16/2025	168,632
	BB&T Corporation
55,000	2.074%, (LIBOR 3M + 0.715%), 1/15/2020[h]	55,422
	Berkshire Hathaway Energy Company
155,000	4.500%, 2/1/2045	170,398
	Berkshire Hathaway, Inc.
105,000	2.750%, 3/15/2023	106,448
	BPCE SA
350,000	3.500%, 10/23/2027[g]	346,474
	Caisse Centrale Desjardins du Quebec
75,000	2.043%, (LIBOR 3M + 0.665%), 1/29/2018[g,h]	75,102
	Capital One Financial Corporation
90,000	2.450%, 4/24/2019	90,483
161,000	2.500%, 5/12/2020	161,554
168,000	3.050%, 3/9/2022	170,363
	Capital One NA
250,000	2.350%, 1/31/2020	250,404
	CBOE Holdings, Inc.
110,000	1.950%, 6/28/2019	109,672
	Cigna Corporation
380,000	3.050%, 10/15/2027	370,512
	CIT Group, Inc.
355,000	5.000%, 8/15/2022	381,625
	Citigroup, Inc.
90,000	2.119%, (LIBOR 3M + 0.770%), 4/8/2019[h]	90,504
230,000	2.140%, (LIBOR 3M + 0.790%), 1/10/2020[h]	231,858
170,000	2.700%, 3/30/2021	171,466
210,000	2.750%, 4/25/2022	210,628
89,000	4.050%, 7/30/2022	93,509
235,000	4.400%, 6/10/2025	248,214
168,000	3.200%, 10/21/2026	166,247
276,000	3.668%, 7/24/2028	279,355
126,000	4.125%, 7/25/2028	129,808
250,000	3.520%, 10/27/2028[h]	249,551
	Citizens Bank NA
250,000	2.300%, 12/3/2018	250,928
250,000	2.200%, 5/26/2020	249,205
	Commerzbank AG
230,000	8.125%, 9/19/2023[g]	279,525
	Commonwealth Bank of Australia
126,000	2.250%, 3/10/2020[g]	126,476
	Compass Bank
180,000	2.750%, 9/29/2019	181,341
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
227,000	3.950%, 11/9/2022	239,397
552,000	4.625%, 12/1/2023	597,651
	Credit Agricole SA
110,000	2.159%, (LIBOR 3M + 0.800%), 4/15/2019[g,h]	110,978
	Credit Suisse AG
73,000	5.400%, 1/14/2020	77,828
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[g,h]	249,318
	Credit Suisse Group Funding, Ltd.
502,000	2.750%, 3/26/2020	507,120
210,000	3.125%, 12/10/2020	213,950
168,000	3.750%, 3/26/2025	172,533
	DDR Corporation
195,000	4.625%, 7/15/2022	205,858
	Deutsche Bank AG
255,000	2.700%, 7/13/2020	255,845
252,000	3.375%, 5/12/2021	256,454

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Financials (1.6%) - continued
$105,000	4.250%, 10/14/2021	$109,921
	Digital Realty Trust LP
100,000	3.400%, 10/1/2020	102,929
	Discover Bank
190,000	8.700%, 11/18/2019	211,354
	Duke Realty, LP
30,000	3.875%, 2/15/2021	31,248
90,000	4.375%, 6/15/2022	96,217
	ERP Operating, LP
32,000	3.375%, 6/1/2025	32,726
	European Investment Bank
165,000	1.875%, 3/15/2019	165,467
	Fifth Third Bancorp
52,000	2.875%, 7/27/2020	52,939
55,000	2.875%, 10/1/2021	56,022
150,000	2.600%, 6/15/2022	149,412
	Five Corners Funding Trust
230,000	4.419%, 11/15/2023[g]	248,039
	GE Capital International Funding Company
750,000	4.418%, 11/15/2035	802,342
	Goldman Sachs Group, Inc.
180,000	2.578%, (LIBOR 3M + 1.200%), 4/30/2018[h]	180,913
95,000	2.415%, (LIBOR 3M + 1.100%), 11/15/2018[h]	95,821
442,000	5.375%, 3/15/2020	473,108
75,000	2.523%, (LIBOR 3M + 1.160%), 4/23/2020[h]	76,304
325,000	5.375%, 5/10/2020[h,k]	336,822
566,000	5.250%, 7/27/2021	619,654
184,000	2.908%, 6/5/2023[h]	183,618
400,000	3.272%, 9/29/2025[h]	398,564
325,000	3.691%, 6/5/2028[h]	327,927
145,000	4.750%, 10/21/2045	161,119
	Hartford Financial Services Group, Inc.
369,000	5.125%, 4/15/2022	407,789
	HBOS plc
213,000	6.750%, 5/21/2018[g]	218,495
	HCP, Inc.
265,000	4.000%, 12/1/2022	278,519
60,000	3.400%, 2/1/2025	59,949
	HSBC Bank plc
180,000	1.955%, (LIBOR 3M + 0.640%), 5/15/2018[g,h]	180,538
	HSBC Holdings plc
335,000	3.400%, 3/8/2021	345,673
200,000	6.875%, 6/1/2021[h,k]	220,250
125,000	2.650%, 1/5/2022	125,175
200,000	3.600%, 5/25/2023	208,153
200,000	3.900%, 5/25/2026	208,905
	Huntington National Bank
250,000	2.200%, 11/6/2018	250,701
	Icahn Enterprises, LP
180,000	6.000%, 8/1/2020	185,625
125,000	6.750%, 2/1/2024	132,344
	ING Groep NV
200,000	3.150%, 3/29/2022	203,981
	International Lease Finance Corporation
50,000	4.625%, 4/15/2021	53,048
100,000	5.875%, 8/15/2022	112,404
	J.P. Morgan Chase & Company
116,000	6.300%, 4/23/2019	123,245
60,000	2.250%, 1/23/2020	60,282
190,000	1.996%, (LIBOR 3M + 0.680%), 6/1/2021[h]	191,079
95,000	2.295%, 8/15/2021	94,590
210,000	4.500%, 1/24/2022	226,667
126,000	3.200%, 1/25/2023	128,899
210,000	2.700%, 5/18/2023	209,458
95,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[h]	97,546
120,000	3.625%, 5/13/2024	125,049
240,000	3.125%, 1/23/2025	241,393
135,000	3.300%, 4/1/2026	136,027
275,000	3.882%, 7/24/2038[h]	277,523
	KeyCorp
100,000	2.900%, 9/15/2020	101,885
	Kimco Realty Corporation
368,000	3.300%, 2/1/2025	368,700
	Liberty Mutual Group, Inc.
84,000	4.950%, 5/1/2022[g]	91,729
	Liberty Property, LP
246,000	3.750%, 4/1/2025	252,420
	Lincoln National Corporation
84,000	8.750%, 7/1/2019	93,072
	Lloyds Bank plc
85,000	1.841%, (LIBOR 3M + 0.520%), 3/16/2018[h]	85,134
	Lloyds Banking Group plc
250,000	2.907%, 11/7/2023[b,d,h]	250,000
	MetLife, Inc.
125,000	4.050%, 3/1/2045	127,795
	Mitsubishi UFJ Financial Group, Inc.
230,000	3.287%, 7/25/2027	229,378
	Morgan Stanley
400,000	6.625%, 4/1/2018	407,959
120,000	2.647%, (LIBOR 3M + 1.280%), 4/25/2018[h]	120,636
84,000	5.550%, 7/15/2020[h,k]	88,200
105,000	2.500%, 4/21/2021	105,183
210,000	2.625%, 11/17/2021	210,270
85,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[h]	86,312
207,000	2.750%, 5/19/2022	207,384
65,000	4.875%, 11/1/2022	70,374
100,000	4.000%, 7/23/2025	105,153
210,000	4.350%, 9/8/2026	220,152
276,000	3.591%, 7/22/2028[h]	278,116
	MPT Operating Partnership, LP
275,000	6.375%, 3/1/2024	297,344
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	113,594
	National City Corporation
203,000	6.875%, 5/15/2019	217,668
	New York Life Global Funding
138,000	2.300%, 6/10/2022[g]	137,372
	Park Aerospace Holdings, Ltd.
425,000	5.500%, 2/15/2024[g]	440,937
	Prudential Financial, Inc.
55,000	2.350%, 8/15/2019	55,253

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Financials (1.6%) - continued
	Quicken Loans, Inc.
$445,000	5.750%, 5/1/2025[g]	$471,700
	Realty Income Corporation
185,000	4.125%, 10/15/2026	192,600
	Regions Bank
71,000	7.500%, 5/15/2018	73,073
	Regions Financial Corporation
125,000	2.250%, 9/14/2018	125,376
126,000	3.200%, 2/8/2021	128,833
	Reinsurance Group of America, Inc.
81,000	5.000%, 6/1/2021	87,112
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[g]	85,356
	Royal Bank of Scotland Group plc
230,000	8.625%, 8/15/2021[h,k]	260,452
200,000	3.875%, 9/12/2023	205,084
	Santander UK Group Holdings plc
147,000	2.875%, 10/16/2020	148,833
	Santander UK plc
48,000	3.050%, 8/23/2018	48,483
	Simon Property Group, LP
55,000	2.500%, 9/1/2020	55,511
140,000	2.750%, 2/1/2023	140,413
168,000	4.250%, 11/30/2046	173,670
	Skandinaviska Enskilda Banken AB
135,000	2.375%, 3/25/2019[g]	135,825
	Societe Generale SA
138,000	4.750%, 11/24/2025[g]	146,597
	Standard Chartered plc
162,000	2.100%, 8/19/2019[g]	161,535
	State Street Corporation
85,000	2.217%, (LIBOR 3M + 0.900%), 8/18/2020[h]	86,773
	Sumitomo Mitsui Financial Group, Inc.
170,000	2.784%, 7/12/2022	170,458
126,000	3.010%, 10/19/2026	123,339
	Sumitomo Mitsui Trust Bank, Ltd.
240,000	1.950%, 9/19/2019[g]	238,954
	SunTrust Banks, Inc.
180,000	2.250%, 1/31/2020	180,724
	Svenska Handelsbanken AB
120,000	1.811%, (LIBOR 3M + 0.490%), 6/17/2019[h]	120,606
	Synchrony Financial
230,000	3.000%, 8/15/2019	233,270
50,000	2.541%, (LIBOR 3M + 1.230%), 2/3/2020[h]	50,625
55,000	4.250%, 8/15/2024	57,236
	Toronto-Dominion Bank
65,000	2.249%, (LIBOR 3M + 0.930%), 12/14/2020[h]	66,202
	UBS Group Funding Jersey, Ltd.
230,000	3.000%, 4/15/2021[g]	233,424
126,000	4.125%, 9/24/2025[g]	132,883
	UBS Group Funding Switzerland AG
200,000	3.491%, 5/23/2023[g]	204,949
	UnitedHealth Group, Inc.
30,000	3.350%, 7/15/2022	31,191
250,000	2.950%, 10/15/2027	247,093
380,000	4.625%, 7/15/2035	430,380
	USB Realty Corporation
50,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[g,h,k]	44,500
	Ventas Realty, LP
195,000	3.100%, 1/15/2023	195,347
	Voya Financial, Inc.
50,000	2.900%, 2/15/2018	50,139
342,000	3.125%, 7/15/2024	339,855
	Wells Fargo & Company
75,000	2.058%, (LIBOR 3M + 0.680%), 1/30/2020[h]	75,781
170,000	2.550%, 12/7/2020	171,380
205,000	2.625%, 7/22/2022	204,655
225,000	3.069%, 1/24/2023	227,973
168,000	3.450%, 2/13/2023	172,503
125,000	3.000%, 2/19/2025	124,000
175,000	3.000%, 4/22/2026	171,618
168,000	3.000%, 10/23/2026	164,609
323,000	4.900%, 11/17/2045	358,213
	Welltower, Inc.
65,000	3.750%, 3/15/2023	67,497
360,000	4.000%, 6/1/2025	374,244

	Total	38,595,775

Foreign Government (0.1%)
	Argentina Government International Bond
150,000	7.500%, 4/22/2026	169,500
48,000	6.875%, 1/26/2027	52,344
	Brazil Government International Bond
110,000	7.125%, 1/20/2037	131,230
230,000	5.625%, 2/21/2047[j]	234,370
	Export-Import Bank of Korea
75,000	2.250%, 1/21/2020	74,625
	Indonesia Government International Bond
230,000	3.850%, 7/18/2027[g,j]	236,861
	Kommunalbanken AS
125,000	1.500%, 10/22/2019[g]	124,154
	Turkey Government International Bond
276,000	5.750%, 5/11/2047	263,028

	Total	1,286,112

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
9,050,000	3.000%, 11/1/2032[d]	9,270,770
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,775,000	4.000%, 11/1/2047[d]	9,208,609
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
320,094	1.749%, (LIBOR 12M + 1.550%), 7/1/2043[h]	330,219
193,029	2.041%, (LIBOR 12M + 1.540%), 7/1/2043[h]	198,376

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Mortgage-Backed Securities (4.4%) - continued
$141,335	2.014%, (LIBOR 12M + 1.530%), 8/1/2043[h]	$144,739
11,200,000	3.000%, 11/1/2047[d]	11,204,813
44,500,000	3.500%, 11/1/2047[d]	45,734,181
25,450,000	4.000%, 11/1/2047[d]	26,704,606
6,050,000	4.500%, 11/1/2047[d]	6,466,646

	Total	109,262,959

Technology (0.4%)
	Amphenol Corporation
69,000	2.550%, 1/30/2019	69,511
	Apple, Inc.
60,000	1.609%, (LIBOR 3M + 0.300%), 5/6/2020[h] 60,310
115,000	3.000%, 2/9/2024	117,276
294,000	3.200%, 5/13/2025	301,313
183,000	3.200%, 5/11/2027	185,786
250,000	3.000%, 6/20/2027	249,922
250,000	4.500%, 2/23/2036	284,724
126,000	4.650%, 2/23/2046	143,265
225,000	4.250%, 2/9/2047	241,070
335,000	3.750%, 9/12/2047	332,721
	Applied Materials, Inc.
92,000	3.300%, 4/1/2027	94,080
	Avnet, Inc.
125,000	3.750%, 12/1/2021	128,564
	Baidu, Inc.
225,000	3.000%, 6/30/2020	227,933
	Broadcom Corporation
440,000	3.500%, 1/15/2028[g]	437,615
	CDK Global, Inc.
165,000	4.875%, 6/1/2027[g]	172,012
	Cisco Systems, Inc.
80,000	1.816%, (LIBOR 3M + 0.500%), 3/1/2019[h]	80,518
80,518	CommScope Technologies Finance, LLC
245,000	6.000%, 6/15/2025[g]	258,475
	Diamond 1 Finance Corporation
105,000	3.480%, 6/1/2019[g]	106,873
230,000	5.450%, 6/15/2023[g]	251,971
63,000	6.020%, 6/15/2026[g]	70,327
84,000	8.350%, 7/15/2046[g]	108,789
	Equinix, Inc.
185,000	5.750%, 1/1/2025	198,412
	Fidelity National Information Services, Inc.
145,000	2.850%, 10/15/2018	146,341
103,000	3.625%, 10/15/2020	106,855
	Harland Clarke Holdings Corporation
325,000	8.375%, 8/15/2022[g]	342,469
	Hewlett Packard Enterprise Company
48,000	2.850%, 10/5/2018	48,405
120,000	2.100%, 10/4/2019[g]	119,879
48,000	4.400%, 10/15/2022	51,133
	Inception Merger Sub, Inc.
380,000	8.625%, 11/15/2024[g,j]	400,187
	Intel Corporation
30,000	3.100%, 7/29/2022	31,124
65,000	3.700%, 7/29/2025	68,955
189,000	4.100%, 5/19/2046	199,863
	International Business Machines Corporation
168,000	4.700%, 2/19/2046[j]	193,501
	Iron Mountain, Inc.
310,000	6.000%, 8/15/2023	326,275
	Microsoft Corporation
270,000	4.750%, 11/3/2055	316,350
270,000	4.200%, 11/3/2035	299,868
550,000	3.700%, 8/8/2046	553,420
225,000	4.250%, 2/6/2047	248,323
	NetApp, Inc.
160,000	2.000%, 9/27/2019	159,533
	NXP BV
145,000	3.875%, 9/1/2022[g]	150,619
	Oracle Corporation
55,000	2.500%, 5/15/2022	55,437
168,000	2.400%, 9/15/2023	166,950
390,000	2.950%, 5/15/2025	393,882
250,000	3.850%, 7/15/2036	261,129
	QUALCOMM, Inc.
126,000	3.000%, 5/20/2022	128,410
92,000	4.300%, 5/20/2047	92,893
	Seagate HDD Cayman
150,000	4.750%, 1/1/2025	148,776
	Sensata Technologies UK Financing Company plc
200,000	6.250%, 2/15/2026[g]	219,500
	Tyco Electronics Group SA
46,000	3.450%, 8/1/2024	47,499
92,000	3.125%, 8/15/2027	91,366
	VMware, Inc.
45,000	2.950%, 8/21/2022	45,105

	Total	9,535,514

Transportation (0.1%)
	Air Canada Pass Through Trust
42,738	3.875%, 3/15/2023[g]	42,951
	American Airlines Pass Through Trust
94,912	3.375%, 5/1/2027	95,803
	Avis Budget Car Rental, LLC
185,000	6.375%, 4/1/2024[g,j]	191,937
	Burlington Northern Santa Fe, LLC
140,000	5.750%, 5/1/2040	179,177
430,000	5.050%, 3/1/2041	506,763
150,000	4.450%, 3/15/2043	164,904
180,000	3.900%, 8/1/2046	186,616
	Continental Airlines, Inc.
50,603	4.150%, 4/11/2024	53,260
	CSX Corporation
42,000	3.700%, 11/1/2023	44,028
	Delta Air Lines, Inc.
20,380	4.950%, 5/23/2019	21,014
105,000	2.875%, 3/13/2020	106,078
	ERAC USA Finance, LLC
30,000	2.800%, 11/1/2018[g]	30,255
	J.B. Hunt Transport Services, Inc.
50,000	3.300%, 8/15/2022	51,221
	Southwest Airlines Company
97,000	2.750%, 11/6/2019	98,229
	United Continental Holdings, Inc.
345,000	4.250%, 10/1/2022	346,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Transportation (0.1%) - continued
	XPO Logistics, Inc.
$270,000	6.500%, 6/15/2022[g]	$283,549

	Total	2,402,510

U.S. Government and Agencies (3.6%)
	U.S. Treasury Bonds
1,250,000	2.250%, 8/15/2027	1,236,133
550,000	5.250%, 11/15/2028	702,496
1,175,000	4.375%, 5/15/2040	1,492,250
6,780,000	3.000%, 5/15/2042	6,992,934
11,118,000	2.500%, 5/15/2046	10,290,665
995,000	3.000%, 5/15/2047	1,019,059
1,250,000	2.750%, 8/15/2047	1,217,627
	U.S. Treasury Bonds, TIPS
14,996,337	0.125%, 1/15/2023	14,929,384
12,294,842	0.625%, 1/15/2026	12,446,661
	U.S. Treasury Notes
1,200,000	1.000%, 10/15/2019	1,186,172
2,840,000	1.500%, 10/31/2019	2,834,231
3,500,000	1.375%, 9/30/2020	3,463,906
1,750,000	1.375%, 5/31/2021	1,721,563
8,634,000	1.125%, 8/31/2021	8,393,867
2,500,000	1.875%, 2/28/2022	2,492,285
6,000,000	1.875%, 7/31/2022	5,964,141
120,000	1.625%, 8/15/2022	117,998
1,698,000	1.375%, 9/30/2023	1,626,565
4,800,000	2.000%, 4/30/2024	4,743,750
1,750,000	2.125%, 7/31/2024	1,740,156
4,000,000	2.000%, 11/15/2026	3,884,531

	Total	88,496,374

Utilities (0.4%)
	American Electric Power Company, Inc.
253,000	2.950%, 12/15/2022	257,574
	Appalachian Power Company
92,000	3.300%, 6/1/2027	92,758
	Arizona Public Service Company
65,000	2.200%, 1/15/2020	65,137
	Atmos Energy Corporation
100,000	3.000%, 6/15/2027	99,543
	Berkshire Hathaway Energy Company
45,000	2.400%, 2/1/2020	45,332
	Calpine Corporation
175,000	5.375%, 1/15/2023[j]	170,187
	CMS Energy Corporation
126,000	2.950%, 2/15/2027	121,988
126,000	3.450%, 8/15/2027	128,013
	Commonwealth Edison Company
125,000	3.700%, 3/1/2045	125,622
70,000	4.350%, 11/15/2045	77,200
	Consolidated Edison Company of New York, Inc.
63,000	4.500%, 12/1/2045	70,852
	Consolidated Edison, Inc.
84,000	2.000%, 5/15/2021	83,398
	Dominion Energy, Inc.
180,000	2.962%, 7/1/2019	182,394
184,000	2.579%, 7/1/2020	184,968
	DTE Electric Company
95,000	3.700%, 3/15/2045	93,982
135,000	3.700%, 6/1/2046	135,976
	DTE Energy Company
25,000	2.400%, 12/1/2019	25,095
	Duke Energy Corporation
175,000	2.100%, 6/15/2018	175,304
168,000	3.750%, 9/1/2046	163,160
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	121,185
	Duke Energy Indiana, LLC
170,000	3.750%, 5/15/2046	170,867
	Dynegy, Inc.
320,000	7.375%, 11/1/2022[j]	342,800
	Edison International
170,000	2.950%, 3/15/2023	172,076
	Emera U.S. Finance, LP
130,000	2.150%, 6/15/2019	130,088
130,000	4.750%, 6/15/2046	140,604
	Enbridge Energy Partners, LP
230,000	5.875%, 10/15/2025	263,311
	Eversource Energy
55,000	1.600%, 1/15/2018	54,993
	Exelon Corporation
90,000	5.100%, 6/15/2045	103,621
126,000	4.450%, 4/15/2046	133,392
	Exelon Generation Company, LLC
123,000	5.200%, 10/1/2019	130,000
160,000	2.950%, 1/15/2020	162,451
	FirstEnergy Corporation
60,000	2.850%, 7/15/2022	59,981
350,000	4.850%, 7/15/2047	377,037
	ITC Holdings Corporation
30,000	4.050%, 7/1/2023	31,316
84,000	5.300%, 7/1/2043	98,313
	Kinder Morgan Energy Partners, LP
225,000	6.500%, 9/1/2039	260,370
	MidAmerican Energy Holdings Company
252,000	6.500%, 9/15/2037	341,636
	Monongahela Power Company
95,000	5.400%, 12/15/2043[g]	116,544
	National Rural Utilities Cooperative Finance Corporation
150,000	2.300%, 11/1/2020	150,962
	NextEra Energy Capital Holdings, Inc.
105,000	2.300%, 4/1/2019	105,326
	NextEra Energy Partners, LP
340,000	4.250%, 9/15/2024[g]	343,400
	NiSource Finance Corporation
92,000	3.490%, 5/15/2027	93,257
245,000	5.650%, 2/1/2045	302,745
	Northern States Power Company
140,000	4.125%, 5/15/2044	150,438
	NRG Energy, Inc.
275,000	6.625%, 3/15/2023[j]	284,625
	Oncor Electric Delivery Company, LLC
368,000	3.750%, 4/1/2045	373,223
	Pacific Gas and Electric Company
225,000	3.300%, 3/15/2027	226,131
126,000	4.250%, 3/15/2046	131,521
	PG&E Corporation
45,000	2.400%, 3/1/2019	45,162

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (15.0%)	Value
Utilities (0.4%) - continued
	PPL Capital Funding, Inc.
$54,000	3.500%, 12/1/2022	$56,086
92,000	3.400%, 6/1/2023	94,724
195,000	5.000%, 3/15/2044	223,920
	PPL Electric Utilities Corporation
138,000	3.950%, 6/1/2047	145,058
	Public Service Electric & Gas Company
230,000	3.000%, 5/15/2027	230,164
	Sempra Energy
120,000	6.150%, 6/15/2018	123,247
60,000	2.400%, 3/15/2020	60,255
	Southern California Edison Company
35,000	2.400%, 2/1/2022	35,072
185,000	4.000%, 4/1/2047	198,122
	Southern Company
170,000	1.850%, 7/1/2019	169,663
180,000	2.950%, 7/1/2023	180,883
230,000	3.250%, 7/1/2026	228,705
165,000	4.400%, 7/1/2046	173,663
	Southern Company Gas Capital Corporation
230,000	4.400%, 5/30/2047	241,379
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	65,373
	Tallgrass Energy Partners, LP
515,000	5.500%, 1/15/2028[g]	528,519
	Tesoro Logistics, LP
285,000	5.250%, 1/15/2025	306,375
	Xcel Energy, Inc.
285,000	3.350%, 12/1/2026	288,767

	Total	11,065,833

	Total Long-Term Fixed Income (cost $368,674,839)	372,505,815

Shares	Preferred Stock (<0.1%)	Value
Consumer Staples (<0.1%)
1,891	Henkel AG & Company KGaA,
	1.620%	265,527

	Total	265,527

Energy (<0.1%)
752	Alpha Natural Resources, Inc., 0.000%[f]	19,552
752	ANR Holdings, Inc., 0.000%[f]	5,264

	Total	24,816

	Total Preferred Stock (cost $260,726)	290,343

Shares	Collateral Held for Securities Loaned (0.1%)	Value
2,793,337	Thrivent Cash Management Trust	2,793,337

	Total Collateral Held for Securities Loaned (cost $2,793,337)	2,793,337

Shares or Principal Amount	Short-Term Investments (15.2%)[m]	Value
	Federal Home Loan Bank Discount Notes
2,700,000	1.030%, 11/3/2017[n]	2,699,849
2,600,000	1.035%, 11/10/2017[n]	2,599,342
7,600,000	1.039%, 11/15/2017[n]	7,597,013
3,100,000	1.035%, 11/17/2017[n]	3,098,608
1,800,000	1.040%, 11/28/2017[n]	1,798,636
100,000	1.030%, 12/1/2017[n]	99,913
1,400,000	1.035%, 12/20/2017[n]	1,398,018
200,000	1.092%, 1/12/2018[n]	199,552
	Thrivent Core Short-Term Reserve Fund
35,731,823	1.350%	357,318,230
	U.S. Treasury Bills
400,000	1.020%, 12/7/2017[o]	399,607
250,000	1.077%, 1/25/2018[o]	249,351

	Total Short-Term Investments (cost $377,457,963)	377,458,119

	Total Investments (cost $2,120,004,237) 104.5%	$2,589,143,968

	Other Assets and Liabilities, Net (4.5%)	(112,369,365)

	Total Net Assets 100.0%	$2,476,774,603

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Security is valued using significant unobservable inputs.

Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of 10/31/2017.

f	Non-income producing security.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $37,288,391 or 1.5% of total net assets.

h	Denotes variable rate securities. The rate shown is as of October 31, 2017.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
j	All or a portion of the security is on loan.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	At October 31, 2017, $319,282 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Fund as of October 31, 2017 was $12,337,702 or 0.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$375,000
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	138,975
Apidos CLO XVIII, 7/22/2026	4/4/2017	375,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	140,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	125,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	140,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	275,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	150,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	113,815
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	150,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	218,145
Digicel, Ltd., 4/15/2021	8/18/2014	463,976
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	300,843
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	160,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	76,918
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	450,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	399,000
Limerock CLO III, LLC, 10/20/2026	1/30/2017	450,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	400,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	450,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	448,835
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	74,377
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	225,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	100,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	450,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	375,000
OHA Loan Funding, LLC, 10/20/2026	3/9/2017	450,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	140,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	938,549
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	325,000
Shackleton, Ltd., 4/15/2027	12/16/2016	450,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	305,346
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	242,686
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	593,673
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	48,029
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	450,000
Verus Securitization Trust, 7/25/2047	7/24/2017	553,535
Verus Securitization Trust, 1/25/2047	2/16/2017	389,019
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	139,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$2,693,312

Total lending	$2,693,312
Gross amount payable upon return of collateral for securities loaned	$2,793,337

Net amounts due to counterparty	$100,025

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (2.5%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$154,612	4.492%, (LIBOR 1M + 3.250%), 3/7/2024	$156,062
	Big River Steel, LLC, Term Loan
155,000	6.333%, (LIBOR 3M + 5.000%), 8/15/2023[b]	157,713
	Chemours Company, Term Loan
194,813	3.750%, (LIBOR 1M + 2.500%), 5/12/2022	196,356
	CONSOL Mining Corporation, Term Loan
150,000	0.000%, (LIBOR 3M + 6.000%), 10/30/2022[b,c,d]	149,250
	Contura Energy, Inc., Term Loan
257,050	6.280%, (LIBOR 2M + 5.000%), 3/17/2024	254,320
	Peabody Energy Corporation, Term Loan
239,400	4.742%, (LIBOR 1M + 3.500%), 3/31/2022	240,970

	Total	1,154,671

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
170,771	3.952%, (LIBOR 1W + 2.750%), 11/10/2023	172,222
	Berry Plastics Corporation, Term Loan
164,706	3.488%, (LIBOR 1M + 2.250%), 2/8/2020	165,488
80,000	3.488%, (LIBOR 1M + 2.250%), 1/6/2021	80,363
239,398	3.488%, (LIBOR 1M + 2.250%), 1/19/2024	240,110
	Cortes NP Intermediate Holding II Corporation, Term Loan
500,000	5.689%, (LIBOR 1M + 4.000%), 11/30/2023	503,440
	Sterigenics-Nordion Holdings, LLC, Term Loan
343,275	4.242%, (LIBOR 1M + 3.000%), 5/15/2022	343,275

	Total	1,504,898

Communications Services (0.8%)
	Beasley Broadcast Group, Inc., Term Loan
126,340	7.237%, (LIBOR 1W + 6.000%), 11/1/2023	127,445
	Cengage Learning Acquisitions, Term Loan
375,855	5.485%, (LIBOR 1M + 4.250%), 6/7/2023	351,541
	CenturyLink, Inc., Term Loan
320,000	2.750%, (LIBOR 1M + 2.750%), 1/31/2025[c,d]	315,734
	Charter Communications Operating, LLC, Term Loan
148,834	3.250%, (LIBOR 1M + 2.000%), 7/1/2020	149,495
148,834	3.250%, (LIBOR 1M + 2.000%), 1/3/2021	149,412
	Coral-US Co-Borrower, LLC, Term Loan
640,000	4.742%, (LIBOR 1M + 3.500%), 11/19/2024	642,298
	Frontier Communications Corporation, Term Loan
284,288	4.990%, (LIBOR 1M + 3.750%), 6/1/2024	270,224
	Hargray Merger Subsidiary Corporation, Term Loan
169,738	4.242%, (LIBOR 1M + 3.000%), 3/24/2024[c,d]	170,233
	Intelsat Jackson Holdings SA, Term Loan
96,057	4.071%, (LIBOR 3M + 2.750%), 6/30/2019	95,723
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
455,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022	421,162
65,000	8.109%, (LIBOR 3M + 6.750%), 7/7/2023[b]	63,862
	LTS Buyer, LLC, Term Loan
331,886	6.500%, (LIBOR 1M + 3.250%), 4/13/2020	332,510
	McGraw-Hill Global Education Holdings, LLC, Term Loan
505,192	5.242%, (LIBOR 1M + 4.000%), 5/4/2022	503,823
	Mediacom Illinois, LLC, Term Loan
134,325	3.460%, (LIBOR 1W + 2.250%), 2/15/2024	134,619
	NEP/NCP Holdco, Inc., Term Loan
338,278	4.492%, (LIBOR 1M + 3.250%), 7/21/2022	339,337
22,687	8.238%, (LIBOR 1M + 7.000%), 1/23/2023	22,829
	New LightSquared, Term Loan
78,847	20.134%, PIK 9.97%, (LIBOR 3M + 8.750%), 12/7/2020[e]	75,570
	Raycom TV Broadcasting, LLC, Term Loan
215,000	3.988%, (LIBOR 1M + 2.750%), 8/18/2024	216,613
	SFR Group SA, Term Loan
119,400	4.130%, (LIBOR 3M + 2.750%), 6/22/2025	119,144
	Sprint Communications, Inc., Term Loan
537,300	3.750%, (LIBOR 1M + 2.500%), 2/2/2024	539,089
	Syniverse Holdings, Inc., Term Loan
275,434	4.333%, (LIBOR 3M + 3.000%), 4/23/2019	267,937
	TNS, Inc., Term Loan
215,000	0.000%, (LIBOR 1M + 4.000%), 8/14/2022[c,d]	215,484
	Univision Communications, Inc., Term Loan
365,416	3.992%, (LIBOR 1M + 2.750%), 3/15/2024	364,045
	Virgin Media Bristol, LLC, Term Loan
300,000	3.989%, (LIBOR 1M + 2.750%), 1/31/2025	301,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (2.5%)[a]	Value
Communications Services (0.8%) - continued
	WideOpenWest Finance, LLC, Term Loan
$425,000	4.487%, (LIBOR 1M + 3.250%), 8/6/2023	$425,531

	Total	6,614,785

Consumer Cyclical (0.3%)
	Amaya Holdings BV, Term Loan
508,009	4.833%, (LIBOR 3M + 3.500%), 8/1/2021	511,356
	Burlington Coat Factory Warehouse Corporation, Term Loan
291,882	3.990%, (LIBOR 1M + 2.750%), 7/29/2021	292,157
	Ceridian HCM Holding, Inc., Term Loan
108,929	4.739%, (LIBOR 1M + 3.500%), 9/15/2020	108,929
	Four Seasons Hotels, Ltd., Term Loan
238,797	3.742%, (LIBOR 1M + 2.500%), 11/30/2023	240,380
	Golden Entertainment, Inc., Term Loan
390,000	4.240%, (LIBOR 3M + 3.000%), 8/15/2024	390,164
65,000	0.000%, (LIBOR 3M + 7.000%), 8/15/2025[c,d]	65,487
	Golden Nugget, Inc., Term Loan
304,231	4.526%, (LIBOR 1M + 3.250%), 10/4/2023	307,231
	IMG Worldwide, Inc., Term Loan
96,667	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b]	97,150
	KAR Auction Services, Inc., Term Loan
129,608	3.875%, (LIBOR 3M + 2.500%), 3/9/2023	130,473
	Mohegan Tribal Gaming Authority, Term Loan
332,637	5.242%, (LIBOR 1M + 4.000%), 10/13/2023[c,d]	336,223
	Scientific Games International, Inc., Term Loan
600,000	4.516%, (LIBOR 1M + 3.250%), 8/14/2024	606,666

	Total	3,086,216

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
613,450	5.239%, (LIBOR 1M + 4.000%), 4/28/2022	615,751
30,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[c,d]	30,131
	Albertson’s, LLC, Term Loan
199,031	4.330%, (LIBOR 3M + 3.000%), 12/21/2022	192,541
288,622	4.317%, (LIBOR 3M + 3.000%), 6/22/2023	279,362
	CHS/Community Health Systems, Inc., Term Loan
271,953	4.317%, (LIBOR 3M + 3.000%), 1/27/2021	262,838
	Endo Luxembourg Finance Company I SARL., Term Loan
184,538	5.500%, (LIBOR 1M + 4.250%), 4/27/2024	186,936
	JBS USA LUX SA, Term Loan
497,500	3.739%, (LIBOR 1M + 2.500%), 10/30/2022	486,620
	Ortho-Clinical Diagnostics, Inc., Term Loan
372,892	5.083%, (LIBOR 3M + 3.750%), 6/30/2021	374,604
	Revlon Consumer Products Corporation, Term Loan
203,149	4.742%, (LIBOR 1M + 3.500%), 9/7/2023	174,962
	Valeant Pharmaceuticals International, Inc., Term Loan
580,721	5.990%, (LIBOR 1M + 4.750%), 4/1/2022	593,427

	Total	3,197,172

Energy (0.1%)
	Expro Holdings UK 2, Ltd., Term Loan
145,500	6.066%, (LIBOR 3M + 4.750%), 9/2/2021	92,877
	Houston Fuel Oil Terminal, LLC, Term Loan
335,389	4.830%, (LIBOR 3M + 3.500%), 8/19/2021	336,858
	MEG Energy Corporation, Term Loan
149,250	4.833%, (LIBOR 3M + 3.500%), 12/31/2023	149,643
	MRC Global US, Inc., Term Loan
110,000	4.742%, (LIBOR 1M + 3.500%), 9/15/2024[b]	111,375
	Pacific Drilling SA, Term Loan
196,287	4.875%, (LIBOR 3M + 3.500%), 6/3/2018	64,003

	Total	754,756

Financials (0.2%)
	ASP AMC Merger Sub, Inc., Term Loan
388,459	4.833%, (LIBOR 3M + 3.500%), 4/13/2024	387,488
	Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan
209,475	3.489%, (LIBOR 1M + 2.250%), 9/20/2020	210,822
	Avolon TLB Borrower 1 US, LLC, Term Loan
114,712	3.489%, (LIBOR 1M + 2.250%), 4/3/2022	115,566
	Delos Finance SARL, Term Loan
130,000	3.333%, (LIBOR 2M + 2.000%), 10/6/2023	130,914
	Digicel International Finance, Ltd., Term Loan
130,000	5.070%, (LIBOR 3M + 3.750%), 5/10/2024	131,007
	DJO Finance, LLC, Term Loan
239,487	4.539%, (LIBOR 1M + 3.250%), 6/7/2020	239,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (2.5%)[a]	Value
Financials (0.2%) - continued
	Ineos Finance, LLC, Term Loan
$347,052	3.941%, (LIBOR 1M + 2.750%), 3/31/2022	$347,215
	MoneyGram International, Inc., Term Loan
315,783	4.583%, (LIBOR 3M + 3.250%), 3/28/2020	315,388
	TransUnion, LLC, Term Loan
225,000	3.242%, (LIBOR 1M + 2.000%), 4/9/2023	225,632

	Total	2,103,570

Technology (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
245,673	7.333%, (LIBOR 3M + 6.000%), 12/31/2021	245,597
70,464	6.833%, (LIBOR 3M + 5.500%), 2/9/2022[c,d]	70,451
325,000	0.000%, (LIBOR 3M + 4.750%), 10/31/2023[c,d]	326,219
	ON Semiconductor Corporation, Term Loan
70,802	3.492%, (LIBOR 1M + 2.250%), 3/31/2023	71,104
	Rackspace Hosting, Inc., Term Loan
269,325	4.311%, (LIBOR 2M + 3.000%), 11/3/2023	269,158
	Western Digital Corporation, Term Loan
431,738	3.990%, (LIBOR 1M + 2.750%), 4/29/2023	433,033

	Total	1,415,562

Transportation (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
443,887	5.742%, (LIBOR 1M + 4.500%), 5/18/2023	447,772
	OSG Bulk Ships, Inc., Term Loan
69,839	5.570%, (LIBOR 3M + 4.250%), 8/5/2019[c,d]	67,220
	XPO Logistics, Inc., Term Loan
370,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021	372,009

	Total	887,001

Utilities (0.1%)
	Calpine Corporation, Term Loan
395,949	4.090%, (LIBOR 3M + 2.750%), 1/15/2024	397,679
	EnergySolutions, LLC, Term Loan
105,000	6.090%, (LIBOR 3M + 4.750%), 5/29/2020[b]	107,100
	HD Supply Waterworks, Term Loan
180,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024	181,125
	Intergen NV, Term Loan
161,963	5.840%, (LIBOR 3M + 4.500%), 6/13/2020	161,895
	Talen Energy Supply, LLC, Term Loan
144,176	5.242%, (LIBOR 1M + 4.000%), 7/6/2023	143,590

	Total	991,389

	Total Bank Loans (cost $21,849,088)	21,710,020

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Asset-Backed Securities (2.2%)
	Access Group, Inc.
181,432	1.738%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Af,g	180,473
	ALM Loan Funding CLO
425,000	2.493%, (LIBOR 3M + 1.140%), 10/17/2026, Ser. 2014-11A, Class A1R*,g	424,997
	AMSR Trust
450,000	2.637%, (LIBOR 1M + 1.400%), 11/17/2033, Ser. 2016-SFR1, Class Af,g	450,864
	Apidos CLO XVIII
400,000	2.483%, (LIBOR 3M + 1.120%), 7/22/2026, Ser. 2014-18A, Class A1R*,g	400,493
	Babson CLO, Ltd.
170,000	2.503%, (LIBOR 3M + 1.150%), 10/17/2026, Ser. 2014-IIA, Class AR*,g	170,615
	Betony CLO, Ltd.
150,000	2.709%, (LIBOR 3M + 1.350%), 4/15/2027, Ser. 2015-1A, Class AR*,g	150,973
	Birchwood Park CLO, Ltd.
170,000	2.539%, (LIBOR 3M + 1.180%), 7/15/2026, Ser. 2014-1A, Class AR*,g	170,682
	BlueMountain CLO, Ltd.
300,000	2.499%, (LIBOR 3M + 1.140%), 10/15/2026, Ser. 2014-3A, Class A1R*,g	300,830
	Carlyle Global Market Strategies CLO, Ltd.
175,000	2.559%, (LIBOR 3M + 1.200%), 10/15/2026, Ser. 2014-4A, Class A1R*,g	176,212
	Cent CLO 16, LP
138,204	2.561%, (LIBOR 3M + 1.250%), 8/1/2024, Ser. 2012- 16A, Class A1AR*,g	138,262
	Cent CLO 22, Ltd.
175,000	2.722%, (LIBOR 3M + 1.410%), 11/7/2026, Ser. 2014-22A, Class A1R*,g	175,282
	Chesapeake Funding II, LLC
283,278	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[f]	283,304
	Commonbond Student Loan Trust
328,789	2.730%, 10/25/2040, Ser. 2016-B, Class A1[f]	330,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Asset-Backed Securities (2.2%) - continued
	DRB Prime Student Loan Trust
$528,388	3.200%, 1/25/2040, Ser. 2015-D, Class A2*	$533,797
	Dryden 34 Senior Loan Fund CLO
170,000	2.519%, (LIBOR 3M + 1.160%), 10/15/2026, Ser. 2014-34A, Class AR*,g	170,829
	Earnest Student Loan Program, LLC
492,932	3.020%, 5/25/2034, Ser. 2016-B, Class A2[f]	494,147
	Edlinc Student Loan Funding Trust
117,248	4.210%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class AT*,g	119,256
	Galaxy XX CLO, Ltd.
550,000	2.813%, (LIBOR 3M + 1.450%), 7/20/2027, Ser. 2015-20A, Class A*,g	551,864
	GoldenTree Loan Opportunities IX, Ltd.
250,000	2.748%, (LIBOR 3M + 1.370%), 10/29/2026, Ser. 2014-9A, Class AR*,g	250,685
	Golub Capital Partners CLO 23M, Ltd.
500,000	2.797%, (LIBOR 3M + 1.485%), 5/5/2027, Ser. 2015- 23A, Class A1*,g	500,380
	Limerock CLO III, LLC
500,000	2.563%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1R*,g	501,890
	Madison Park Funding XIV, Ltd.
450,000	2.483%, (LIBOR 3M + 1.120%), 7/20/2026, Ser. 2014-14A, Class A1R*,g	452,595
	Magnetite XII, Ltd.
525,000	2.689%, (LIBOR 3M + 1.330%), 4/15/2027, Ser. 2015-12A, Class AR*,g	526,572
	Marlette Funding Trust
564,344	2.390%, 7/15/2024, Ser. 2017-2A, Class Af	564,670
	Morgan Stanley Bank of America Merrill Lynch Trust
675,000	3.176%, 8/15/2045, Ser. 2012-C5, Class A4	693,276
675,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	689,249
	Morgan Stanley Capital, Inc.
604,896	1.388%, (LIBOR 1M + 0.150%), 2/25/2037, Ser. 2007-NC2, Class A2FPg	387,896
	Mountain View CLO, Ltd.
525,000	2.819%, (LIBOR 3M + 1.460%), 7/15/2027, Ser. 2015-9A, Class A1A*,g	525,237
	Murray Hill Marketplace Trust
80,878	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	81,135
	Neuberger Berman CLO XIV, Ltd.
250,000	2.628%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class AR*,g	251,896
	Neuberger Berman CLO, Ltd.
110,000	2.543%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class AR*,g	110,618
	NZCG Funding CLO, Ltd.
525,000	2.925%, (LIBOR 3M + 1.550%), 4/27/2027, Ser. 2015-2A, Class A1*,g	525,718
	Octagon Investment Partners XX, Ltd.
425,000	2.439%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class AR*,g	427,103
	OHA Loan Funding, LLC
500,000	2.513%, (LIBOR 3M + 1.150%), 10/20/2026, Ser. 2014-1A, Class A1R*,g	501,606
	OneMain Financial Issuance Trust
325,000	4.100%, 3/20/2028, Ser. 2016-2A, Class Af	329,955
	OZLM VIII, Ltd.
170,000	2.483%, (LIBOR 3M + 1.130%), 10/17/2026, Ser. 2014-8A, Class A1AR*,g	170,506
	Race Point IX CLO, Ltd.
375,000	2.569%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1AR*,g	375,791
	Renaissance Home Equity Loan Trust
1,594,405	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[h]	1,186,793
	Shackleton, Ltd.
525,000	2.729%, (LIBOR 3M + 1.370%), 4/15/2027, Ser. 2015-7A, Class AR*,g	526,011
	SLM Student Loan Trust
225,677	1.638%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ag	223,420
172,806	1.758%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[g]	173,269
238,540	2.289%, (LIBOR 1M + 1.050%), 5/17/2027, Ser. 2013-A, Class A2Bf,g	240,043
	SoFi Consumer Loan Program, LLC
609,991	3.260%, 8/25/2025, Ser. 2016-1, Class Af	618,626
427,185	3.050%, 12/26/2025, Ser. 2016-3, Class Af	430,725
473,216	2.140%, 9/25/2026, Ser. 2017-5, Class A1[f]	472,805
	SoFi Professional Loan Program, LLC
160,986	2.420%, 3/25/2030, Ser. 2015-A, Class A2[f]	160,882
500,000	2.490%, 1/25/2036, Ser. 2016-E, Class A2Bf	497,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Asset-Backed Securities (2.2%) - continued
	Stanwich Mortgage Loan Company, LLC
$305,346	3.598%, 3/16/2022, Ser. 2017-NPA1, Class A1*,h	$305,964
	Symphony CLO VIII, Ltd.
58,321	2.450%, (LIBOR 3M + 1.100%), 1/9/2023, Ser. 2012- 8A, Class AR*,g	58,436
	Symphony CLO XV, Ltd.
500,000	2.533%, (LIBOR 3M + 1.180%), 10/17/2026, Ser. 2014-15A, Class AR*,g	501,727
	Verizon Owner Trust
125,000	2.060%, 9/20/2021, Ser. 2017-1A, Class Af	125,179
	Voya CLO 3, Ltd.
170,000	2.787%, (LIBOR 3M + 1.420%), 7/25/2026, Ser. 2014-3A, Class A1*,g	170,141

	Total	18,782,005

Basic Materials (0.5%)
	Alcoa Nederland Holding BV
255,000	6.750%, 9/30/2024[f]	283,438
	Anglo American Capital plc
300,000	4.875%, 5/14/2025[f]	320,407
	ArcelorMittal SA
310,000	6.000%, 3/1/2021	339,450
	BWAY Holding Company
265,000	5.500%, 4/15/2024[f]	275,931
	CF Industries, Inc.
450,000	3.450%, 6/1/2023[i]	444,375
	Chemours Company
250,000	5.375%, 5/15/2027	266,875
	First Quantum Minerals, Ltd.
180,000	7.500%, 4/1/2025[f]	190,575
	Georgia-Pacific, LLC
110,000	2.539%, 11/15/2019[f]	111,136
	Glencore Finance Canada, Ltd.
80,000	6.000%, 11/15/2041[f]	93,328
	Glencore Funding, LLC
80,000	2.419%, (LIBOR 3M + 1.060%), 4/16/2018[f,g]	80,200
80,000	4.125%, 5/30/2023[f]	83,810
110,000	4.000%, 3/27/2027[f]	110,731
	International Paper Company
222,000	4.350%, 8/15/2048	228,140
	Kinross Gold Corporation
160,000	5.950%, 3/15/2024	177,600
245,000	4.500%, 7/15/2027[f]	248,063
	Novelis Corporation
105,000	5.875%, 9/30/2026[f]	108,215
	Olin Corporation
315,000	5.125%, 9/15/2027	331,144
	Sherwin-Williams Company
180,000	3.125%, 6/1/2024	182,143
	Vale Overseas, Ltd.
192,000	5.875%, 6/10/2021	210,240
120,000	6.250%, 8/10/2026	138,242
125,000	6.875%, 11/10/2039	149,337
	Westlake Chemical Corporation
160,000	3.600%, 8/15/2026	161,422

	Total	4,534,802

Capital Goods (0.9%)
	AECOM
380,000	5.875%, 10/15/2024	419,330
	Ashtead Capital, Inc.
230,000	4.125%, 8/15/2025[f]	231,725
	Bombardier, Inc.
325,000	7.500%, 3/15/2025[f]	335,562
	Building Materials Corporation of America
190,000	6.000%, 10/15/2025[f]	205,438
	CEMEX SAB de CV
275,000	6.125%, 5/5/2025[f]	293,288
	Cintas Corporation No. 2
125,000	3.700%, 4/1/2027	130,280
	CNH Industrial Capital, LLC
345,000	4.375%, 11/6/2020	361,388
	Crown Americas Capital Corporation IV
310,000	4.500%, 1/15/2023	322,741
	Crown Cork & Seal Company, Inc.
240,000	7.375%, 12/15/2026	282,000
	General Dynamics Corporation
225,000	2.375%, 11/15/2024	220,779
	General Electric Company
251,000	5.000%, 1/21/2021[g,j]	261,273
	L3 Technologies, Inc.
409,000	3.950%, 5/28/2024	425,782
	Lockheed Martin Corporation
70,000	2.500%, 11/23/2020	70,875
160,000	3.600%, 3/1/2035	159,001
184,000	4.500%, 5/15/2036	203,284
40,000	6.150%, 9/1/2036	51,986
	Northrop Grumman Corporation
300,000	3.850%, 4/15/2045	297,087
	Owens-Brockway Glass Container, Inc.
395,000	5.000%, 1/15/2022[f]	417,712
	Pentair Finance SA
275,000	2.900%, 9/15/2018	277,042
	Republic Services, Inc.
125,000	2.900%, 7/1/2026	122,295
	Reynolds Group Issuer, Inc.
305,000	5.125%, 7/15/2023[f]	317,581
	Roper Industries, Inc.
241,000	2.050%, 10/1/2018	241,575
	Roper Technologies, Inc.
120,000	2.800%, 12/15/2021	121,142
	Siemens Financieringsmaatschappij NV
350,000	4.200%, 3/16/2047[f]	376,355
	Standard Industries, Inc.
295,000	5.500%, 2/15/2023[f]	311,225
	Textron, Inc.
135,000	5.600%, 12/1/2017	135,390
125,000	7.250%, 10/1/2019	136,601
275,000	3.375%, 3/1/2028	273,462

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Capital Goods (0.9%) - continued
	United Rentals North America, Inc.
$260,000	5.500%, 7/15/2025	$277,875
	United Technologies Corporation
220,000	4.050%, 5/4/2047	225,770
	Waste Management, Inc.
55,000	3.125%, 3/1/2025	55,596

	Total	7,561,440

Collateralized Mortgage Obligations (1.4%)
	Alternative Loan Trust
238,738	6.000%, 6/25/2036, Ser. 2006-24CB, Class A9	204,728
	Angel Oak Mortgage Trust I, LLC
139,221	3.500%, 7/25/2046, Ser. 2016-1, Class A1*	139,816
	Bayview Opportunity Master Fund Trust
356,163	4.000%, 6/28/2054, Ser. 2017-SPL2, Class Af,g	370,006
555,704	4.000%, 10/28/2064, Ser. 2017-SPL1, Class Af,g	577,338
	Citigroup Mortgage Loan Trust, Inc.
160,650	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	158,974
	CitiMortgage Alternative Loan Trust
510,558	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	449,755
	COLT Mortgage Loan Trust
233,534	2.800%, 12/26/2046, Ser. 2016-3, Class A1*,g	233,620
644,965	2.415%, 10/25/2047, Ser. 2017-2, Class A1Af,g	646,015
	Countrywide Alternative Loan Trust
322,329	3.399%, 10/25/2035, Ser. 2005-43, Class 4A1[g]	285,253
205,538	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	139,976
99,433	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	96,780
641,731	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	538,072
616,357	7.000%, 10/25/2037, Ser. 2007-24, Class A10	370,305
	Countrywide Home Loans, Inc.
176,352	5.750%, 4/25/2037, Ser. 2007-3, Class A27	153,138
	Deutsche Alt-A Securities Mortgage Loan Trust
139,923	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	127,205
	Federal Home Loan Mortgage Corporation
934,424	3.000%, 4/15/2028, Ser. 4193, Class AIk	82,814
817,181	3.000%, 2/15/2033, Ser. 4170, Class IGk	94,861
	Federal National Mortgage Association
1,602,827	3.500%, 1/25/2033, Ser. 2012-150, Class YIk	208,453
	Greenpoint Mortgage Funding Trust
657,900	1.438%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bg	568,974
	J.P. Morgan Mortgage Trust
46,014	3.566%, 10/25/2036, Ser. 2006-A6, Class 1A2[g]	42,935
486,258	1.618%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[g]	296,862
614,790	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	413,930
	MASTR Alternative Loans Trust
140,034	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	141,359
357,025	1.688%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[g]	179,043
	Merrill Lynch Alternative Note Asset Trust
138,638	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	117,421
	Preston Ridge Partners Mortgage Trust, LLC
889,238	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,h	887,548
	Pretium Mortgage Credit Partners, LLC
433,336	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[f,h]	435,485
	Residential Accredit Loans, Inc. Trust
103,106	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	100,524
	Residential Asset Securitization Trust
670,026	1.618%, (LIBOR 1M + 0.380%), 8/25/2037, Ser. 2007-A8, Class 2A3[g]	172,023
	Sequoia Mortgage Trust
773,438	3.631%, 9/20/2046, Ser. 2007-1, Class 4A1[g]	644,747
	Sunset Mortgage Loan Company, LLC
593,673	3.500%, 6/15/2047, Ser. 2017-NPL1, Class A*,h	592,665
262,910	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,h	262,996
	Towd Point Mortgage Trust
427,158	2.750%, 10/25/2056, Ser. 2017-1, Class A1[f,g]	428,586
400,000	1.838%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[f,g]	399,920
	Verus Securitization Trust
389,028	2.853%, 1/25/2047, Ser. 2017-1A, Class A1*,h	392,752
599,700	2.485%, 7/25/2047, Ser. 2017-2A, Class A1*	599,963
	WaMu Mortgage Pass Through Certificates
120,337	3.239%, 9/25/2036, Ser. 2006-AR10, Class 1A2[g]	117,066
110,956	3.252%, 10/25/2036, Ser. 2006-AR12, Class 1A1[g]	107,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Collateralized Mortgage Obligations (1.4%) -continued
	Washington Mutual Mortgage Pass Through Certificates Trust
$320,356	7.000%, 2/25/2036, Ser. 2006-1, Class 2CB1	$259,050

	Total	12,038,838

Commercial Mortgage-Backed Securities (1.3%)
	Commercial Mortgage Pass-Through Certificates
520,500	2.282%, (LIBOR 1M + 1.050%), 6/8/2030, Ser. 2013- THL, Class A2[f,g]	520,632
	Commercial Mortgage Trust
150,000	3.039%, 11/12/2046, Ser. 2013-CR13, Class A2	151,666
	CSAIL Commercial Mortgage Trust
750,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	775,445
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
427,588	2.776%, 3/25/2023, Ser. K724, Class A1	436,293
1,450,000	3.002%, 1/25/2024, Ser. K725, Class A2	1,492,848
650,000	3.430%, 1/25/2027, Ser. K063, Class A2[g]	681,623
	Federal National Mortgage Association - ACES
486,190	2.417%, 9/25/2026, Ser. 2017-M1, Class A1[g]	481,585
475,000	2.569%, 12/25/2026, Ser. 2017-M3, Class A2[g]	462,672
700,000	2.784%, 2/25/2027, Ser. 2017-M2, Class A2[g]	699,300
900,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[g]	907,740
	Federal National Mortgage Association Grantor Trust
924,802	2.898%, 6/25/2027, Ser. 2017-T1, Class A	917,759
	GS Mortgage Securities Trust
800,000	3.666%, 9/10/2047, Ser. 2104-GC24, Class A4	843,351
800,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	814,480
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
42,579	5.795%, 2/12/2049, Ser. 2007-CB19, Class AMg	42,772
	JPMBB Commercial Mortgage Securities Trust
550,000	3.231%, 1/15/2048, Ser. 2014-C26, Class A3	560,514
	SCG Trust
150,000	2.889%, (LIBOR 1M + 1.650%), 11/15/2026, Ser. 2013-SRP1, Class Af,g	148,496
	UBS Commercial Mortgage Trust
981,488	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	1,017,525
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	522,430

	Total	11,477,131

Communications Services (1.8%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	202,066
	Altice Financing SA
307,000	6.625%, 2/15/2023[f]	323,609
	AMC Networks, Inc.
265,000	5.000%, 4/1/2024	269,803
	America Movil SAB de CV
164,000	5.000%, 10/16/2019	172,955
	American Tower Corporation
230,000	3.300%, 2/15/2021	235,706
	AT&T, Inc.
112,000	5.875%, 10/1/2019	119,917
75,000	2.263%, (LIBOR 3M + 0.930%), 6/30/2020[g]	76,066
168,000	3.875%, 8/15/2021	176,874
160,000	3.000%, 6/30/2022	161,907
130,000	3.800%, 3/1/2024	133,385
296,000	3.900%, 8/14/2027	294,647
175,000	5.250%, 3/1/2037	183,070
500,000	4.900%, 8/14/2037	499,753
120,000	6.350%, 3/15/2040	139,199
160,000	5.550%, 8/15/2041	169,741
264,000	5.150%, 3/15/2042	264,425
160,000	4.750%, 5/15/2046	150,738
	British Sky Broadcasting Group plc
180,000	2.625%, 9/16/2019[f]	181,114
140,000	3.125%, 11/26/2022[f]	142,024
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[f]	426,000
	CenturyLink, Inc.
340,000	6.450%, 6/15/2021	358,737
	Charter Communications Operating, LLC
77,000	6.834%, 10/23/2055	91,715
108,000	3.579%, 7/23/2020	110,882
398,000	4.908%, 7/23/2025	423,376
215,000	6.484%, 10/23/2045	247,870
	Clear Channel Worldwide Holdings, Inc.
240,000	6.500%, 11/15/2022	248,400
	Comcast Corporation
150,000	2.750%, 3/1/2023	151,552
395,000	4.400%, 8/15/2035	428,323
100,000	4.650%, 7/15/2042	109,682
87,000	4.750%, 3/1/2044	96,656
	Cox Communications, Inc.
80,000	4.600%, 8/15/2047[f]	78,719
	Crown Castle International Corporation
218,000	3.400%, 2/15/2021	224,053
418,000	5.250%, 1/15/2023	461,772
160,000	3.200%, 9/1/2024	158,975
	CSC Holdings, LLC
40,000	5.500%, 4/15/2027[f]	41,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Communications Services (1.8%) - continued
	Digicel, Ltd.
$570,000	6.000%, 4/15/2021*	$560,891
	Discovery Communications, LLC
220,000	4.900%, 3/11/2026	236,434
360,000	5.000%, 9/20/2037	368,522
	Gray Television, Inc.
270,000	5.875%, 7/15/2026[f]	276,750
	Intelsat Jackson Holdings SA
385,000	8.000%, 2/15/2024[f]	410,025
	Level 3 Communications, Inc.
380,000	5.375%, 1/15/2024	394,725
	Level 3 Financing, Inc.
135,000	5.375%, 5/1/2025	141,075
	Moody’s Corporation
110,000	2.750%, 12/15/2021	110,740
	Neptune Finco Corporation
281,000	10.875%, 10/15/2025[f]	344,225
	Netflix, Inc.
320,000	4.875%, 4/15/2028[f]	318,064
	Nexstar Escrow Corporation
270,000	5.625%, 8/1/2024[f]	277,088
	Omnicom Group, Inc.
95,000	3.600%, 4/15/2026	96,309
	S&P Global, Inc.
184,000	3.300%, 8/14/2020	188,650
	SES Global Americas Holdings GP
130,000	2.500%, 3/25/2019[f]	129,921
	SFR Group SA
515,000	6.000%, 5/15/2022[f]	536,887
	Sprint Communications, Inc.
235,000	6.000%, 11/15/2022	246,750
	Sprint Corporation
305,000	7.625%, 2/15/2025	336,263
	Telefonica Emisiones SAU
189,000	3.192%, 4/27/2018	190,310
	Time Warner Entertainment Company, LP
270,000	8.375%, 3/15/2023	335,115
	T-Mobile USA, Inc.
310,000	6.125%, 1/15/2022	322,400
	Verizon Communications, Inc.
393,000	5.150%, 9/15/2023	440,379
298,000	3.376%, 2/15/2025[f]	299,786
180,000	4.272%, 1/15/2036	177,027
320,000	4.862%, 8/21/2046	322,663
325,000	4.522%, 9/15/2048	311,650
	Viacom, Inc.
135,000	3.875%, 12/15/2021	138,456
90,000	4.250%, 9/1/2023	92,654
180,000	6.875%, 4/30/2036	202,372
120,000	5.850%, 9/1/2043	121,473
	Virgin Media Secured Finance plc
265,000	5.250%, 1/15/2026[f]	274,991

	Total	15,757,506

Consumer Cyclical (1.1%)
	Amazon.com, Inc.
100,000	3.150%, 8/22/2027[f]	100,591
200,000	3.875%, 8/22/2037[f]	206,755
120,000	4.050%, 8/22/2047[f]	123,806
	American Honda Finance Corporation
185,000	2.000%, 2/14/2020	185,180
	Automatic Data Processing, Inc.
75,000	3.375%, 9/15/2025	77,277
	Cinemark USA, Inc.
505,000	4.875%, 6/1/2023	514,469
	CVS Health Corporation
50,000	2.250%, 8/12/2019	50,082
520,000	4.875%, 7/20/2035	570,886
220,000	5.125%, 7/20/2045	245,659
	Daimler Finance North America, LLC
160,000	1.998%, (LIBOR 3M + 0.620%), 10/30/2019[f,g]	160,966
	Delphi Automotive plc
230,000	3.150%, 11/19/2020	235,381
	Delphi Jersey Holdings plc
295,000	5.000%, 10/1/2025[f]	297,213
	Ford Motor Credit Company, LLC
260,000	2.551%, 10/5/2018	261,566
200,000	2.943%, 1/8/2019	202,107
160,000	2.262%, 3/28/2019	160,378
80,000	2.459%, 3/27/2020	80,315
60,000	3.200%, 1/15/2021	61,350
200,000	2.601%, (LIBOR 3M + 1.270%), 3/28/2022[g]	202,866
	General Motors Company
200,000	5.150%, 4/1/2038	207,884
	General Motors Financial Company, Inc.
80,000	2.289%, (LIBOR 3M + 0.930%), 4/13/2020[g]	80,621
138,000	3.700%, 11/24/2020	143,059
92,000	4.200%, 3/1/2021	96,591
210,000	3.150%, 6/30/2022	212,169
80,000	3.950%, 4/13/2024	82,449
250,000	4.300%, 7/13/2025	259,065
	Home Depot, Inc.
225,000	3.000%, 4/1/2026	227,037
205,000	5.400%, 9/15/2040	254,528
120,000	4.250%, 4/1/2046	129,489
220,000	3.900%, 6/15/2047	224,985
	Hyundai Capital America
78,000	2.400%, 10/30/2018[f]	78,030
138,000	3.000%, 10/30/2020[f]	138,508
	Jaguar Land Rover Automotive plc
315,000	5.625%, 2/1/2023[f]	324,450
	KB Home
160,000	4.750%, 5/15/2019	164,000
	L Brands, Inc.
315,000	5.625%, 2/15/2022	336,893
	Landry’s, Inc.
260,000	6.750%, 10/15/2024[f]	264,550
	Lear Corporation
165,000	5.250%, 1/15/2025	176,806
	Lennar Corporation
315,000	4.875%, 12/15/2023	333,113
	Live Nation Entertainment, Inc.
215,000	4.875%, 11/1/2024[f]	222,454
	McDonald’s Corporation
135,000	2.750%, 12/9/2020	137,661
160,000	2.625%, 1/15/2022	161,584

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Consumer Cyclical (1.1%) - continued
	MGM Resorts International
$380,000	6.000%, 3/15/2023	$416,632
	New Red Finance, Inc.
275,000	4.250%, 5/15/2024[f]	276,980
	Nissan Motor Acceptance Corporation
135,000	2.150%, 9/28/2020[f]	134,536
	Prime Security Services Borrower, LLC
360,000	9.250%, 5/15/2023[f]	398,952
	Six Flags Entertainment Corporation
270,000	4.875%, 7/31/2024[f]	277,763
	Toll Brothers Finance Corporation
67,000	4.000%, 12/31/2018	68,005

	Total	9,565,641

Consumer Non-Cyclical (1.8%)
	Abbott Laboratories
200,000	2.900%, 11/30/2021	203,091
100,000	3.400%, 11/30/2023	102,459
65,000	3.750%, 11/30/2026	67,043
340,000	4.750%, 11/30/2036	374,275
175,000	4.900%, 11/30/2046	196,048
	AbbVie, Inc.
310,000	2.500%, 5/14/2020	312,459
230,000	3.600%, 5/14/2025	236,415
230,000	4.450%, 5/14/2046	241,765
	Actavis Funding SCS
140,000	3.850%, 6/15/2024	145,359
280,000	4.550%, 3/15/2035	294,293
120,000	4.850%, 6/15/2044	128,388
	Altria Group, Inc.
80,000	2.850%, 8/9/2022	81,058
100,000	2.625%, 9/16/2026	96,281
	Amgen, Inc.
264,000	2.200%, 5/11/2020	264,523
92,000	2.700%, 5/1/2022	92,496
75,000	3.125%, 5/1/2025	75,426
540,000	3.200%, 11/2/2027[b]	537,845
	Anheuser-Busch InBev Finance, Inc.
100,000	2.571%, (LIBOR 3M + 1.260%), 2/1/2021[g]	103,486
337,000	3.650%, 2/1/2026	347,687
320,000	4.700%, 2/1/2036	351,856
230,000	4.900%, 2/1/2046	258,153
	Anheuser-Busch InBev Worldwide, Inc.
108,000	3.750%, 1/15/2022	113,995
	BAT Capital Corporation
80,000	2.297%, 8/14/2020[f]	80,011
120,000	3.222%, 8/15/2024[f]	120,781
125,000	3.557%, 8/15/2027[f]	125,301
160,000	4.540%, 8/15/2047[f]	163,135
	BAT International Finance plc
100,000	1.830%, (LIBOR 3M + 0.510%), 6/15/2018[f,g]	100,167
	Bayer U.S. Finance, LLC
120,000	3.375%, 10/8/2024[f]	122,443
	Becton, Dickinson and Company
187,000	3.734%, 12/15/2024	192,173
132,000	4.669%, 6/6/2047	137,894
	Boston Scientific Corporation
90,000	6.000%, 1/15/2020	97,152
75,000	3.850%, 5/15/2025	77,796
120,000	7.375%, 1/15/2040	163,777
	Bunge Limited Finance Corporation
162,000	8.500%, 6/15/2019	177,922
91,000	3.500%, 11/24/2020	93,280
	Cardinal Health, Inc.
88,000	3.079%, 6/15/2024	87,408
170,000	3.410%, 6/15/2027	168,120
	Celgene Corporation
350,000	2.875%, 8/15/2020	355,328
50,000	3.550%, 8/15/2022	51,789
	Church & Dwight Company, Inc.
65,000	2.450%, 12/15/2019	65,437
	Clorox Company
270,000	3.100%, 10/1/2027	268,990
	EMD Finance, LLC
232,000	2.950%, 3/19/2022[f]	235,503
	Energizer Holdings, Inc.
171,000	5.500%, 6/15/2025[f]	179,550
	Envision Healthcare Corporation
120,000	5.125%, 7/1/2022[f]	121,800
	Express Scripts Holding Company
80,000	3.000%, 7/15/2023	79,612
	Forest Laboratories, LLC
46,000	4.875%, 2/15/2021[f]	49,200
	Gilead Sciences, Inc.
80,000	2.950%, 3/1/2027	78,650
	H. J. Heinz Company
200,000	3.500%, 7/15/2022	206,614
	HCA, Inc.
185,000	5.250%, 6/15/2026	196,794
155,000	4.500%, 2/15/2027	156,550
	Imperial Tobacco Finance plc
250,000	2.950%, 7/21/2020[f]	253,406
	JBS USA, LLC
310,000	5.750%, 6/15/2025[f]	300,700
	Kimberly-Clark Corporation
220,000	3.900%, 5/4/2047	228,231
	Kraft Foods Group, Inc.
184,000	5.000%, 6/4/2042	196,162
	Kroger Company
105,000	2.800%, 8/1/2022	105,277
	Laboratory Corporation of America Holdings
75,000	2.625%, 2/1/2020	75,602
	McKesson Corporation
125,000	4.883%, 3/15/2044	135,001
	Mead Johnson Nutrition Company
92,000	3.000%, 11/15/2020	94,036
	Medtronic, Inc.
700,000	4.375%, 3/15/2035	772,790
90,000	4.625%, 3/15/2045	101,889
	Merck & Company, Inc.
80,000	1.684%, (LIBOR 3M + 0.375%), 2/10/2020[g]	80,500
50,000	3.700%, 2/10/2045	50,812
	Molson Coors Brewing Company
140,000	2.250%, 3/15/2020[f]	139,984

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Consumer Non-Cyclical (1.8%) - continued
	Mondelez International Holdings Netherlands BV
$180,000	2.000%, 10/28/2021[f]	$176,610
	Mondelez International, Inc.
87,000	1.831%, (LIBOR 3M + 0.520%), 2/1/2019[g]	87,230
	Mylan NV
180,000	3.000%, 12/15/2018	181,662
55,000	3.150%, 6/15/2021	55,618
88,000	5.250%, 6/15/2046	92,316
	Newell Rubbermaid, Inc.
138,000	5.500%, 4/1/2046	163,682
	PepsiCo, Inc.
180,000	2.850%, 2/24/2026	179,138
	Reynolds American, Inc.
299,000	5.700%, 8/15/2035	352,724
	Roche Holdings, Inc.
138,000	4.000%, 11/28/2044[f]	143,902
	Shire Acquisitions Investments Ireland Designated Activity Company
252,000	2.400%, 9/23/2021	250,271
264,000	3.200%, 9/23/2026	257,355
	Simmons Foods, Inc.
295,000	5.750%, 11/1/2024[f]	296,386
	Smithfield Foods, Inc.
200,000	2.700%, 1/31/2020[f]	200,523
	Tenet Healthcare Corporation
300,000	8.125%, 4/1/2022	300,375
	Teva Pharmaceutical Finance Company, LLC
100,000	6.150%, 2/1/2036[i]	102,634
	Teva Pharmaceutical Finance Netherlands III BV
425,000	3.150%, 10/1/2026[i]	376,601
	Thermo Fisher Scientific, Inc.
69,000	3.000%, 4/15/2023	69,826
	TreeHouse Foods, Inc.
210,000	4.875%, 3/15/2022	216,562
	Tyson Foods, Inc.
88,000	3.550%, 6/2/2027	89,685
	VRX Escrow Corporation
595,000	6.125%, 4/15/2025[f]	499,800
	Zoetis, Inc.
275,000	4.700%, 2/1/2043	300,636

	Total	15,505,504

Energy (1.7%)
	Alliance Resource Operating Partners, LP
265,000	7.500%, 5/1/2025[f]	279,906
	Anadarko Petroleum Corporation
265,000	4.850%, 3/15/2021	281,369
176,000	5.550%, 3/15/2026[i]	198,015
	Antero Resources Corporation
305,000	5.125%, 12/1/2022	313,388
	BP Capital Markets plc
104,000	3.062%, 3/17/2022	106,667
275,000	3.535%, 11/4/2024	286,465
50,000	3.119%, 5/4/2026	50,409
312,000	3.279%, 9/19/2027	313,867
	Buckeye Partners, LP
128,000	2.650%, 11/15/2018	128,798
	Canadian Natural Resources, Ltd.
150,000	3.450%, 11/15/2021	154,963
80,000	6.250%, 3/15/2038	98,843
	Canadian Oil Sands, Ltd.
115,000	9.400%, 9/1/2021[f]	139,475
	Cenovus Energy, Inc.
175,000	3.800%, 9/15/2023	178,156
148,000	5.200%, 9/15/2043	147,409
	Cheniere Energy Partners, LP
295,000	5.250%, 10/1/2025[f]	303,850
	Cimarex Energy Company
120,000	4.375%, 6/1/2024	127,903
	Columbia Pipeline Group, Inc.
210,000	2.450%, 6/1/2018	210,597
	ConocoPhillips
220,000	6.500%, 2/1/2039	299,528
	Continental Resources, Inc.
220,000	5.000%, 9/15/2022	222,475
	Devon Energy Corporation
135,000	3.250%, 5/15/2022	136,981
	El Paso Pipeline Partners Operating Company, LLC
130,000	4.300%, 5/1/2024	136,391
	Enbridge, Inc.
165,000	2.900%, 7/15/2022	165,876
	Encana Corporation
45,000	3.900%, 11/15/2021	46,663
168,000	6.625%, 8/15/2037	210,658
210,000	6.500%, 2/1/2038	261,026
	Energy Transfer Equity, LP
310,000	5.500%, 6/1/2027	328,600
	Energy Transfer Partners, LP
160,000	4.650%, 6/1/2021	170,064
155,000	4.900%, 3/15/2035	153,339
	Energy Transfer, LP
50,000	5.150%, 2/1/2043	48,905
	EnLink Midstream Partners, LP
45,000	4.150%, 6/1/2025	45,662
50,000	4.850%, 7/15/2026	52,664
	Enterprise Products Operating, LLC
132,000	5.100%, 2/15/2045	149,078
	EQT Corporation
99,000	5.150%, 3/1/2018	99,946
118,000	8.125%, 6/1/2019	128,850
110,000	3.000%, 10/1/2022	109,568
90,000	3.900%, 10/1/2027	89,650
	Exxon Mobil Corporation
80,000	4.114%, 3/1/2046	87,056
	Kinder Morgan Energy Partners, LP
135,000	3.500%, 3/1/2021	138,858
	Magellan Midstream Partners, LP
130,000	5.000%, 3/1/2026	145,444
	Marathon Oil Corporation
120,000	2.700%, 6/1/2020	119,855
300,000	6.600%, 10/1/2037	353,851
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	72,104
160,000	6.500%, 3/1/2041	195,993
183,000	4.750%, 9/15/2044	185,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Energy (1.7%) - continued
	MPLX, LP
$264,000	4.875%, 6/1/2025	$285,919
125,000	4.125%, 3/1/2027	128,578
	Newfield Exploration Company
250,000	5.625%, 7/1/2024	270,313
	Noble Energy, Inc.
145,000	5.625%, 5/1/2021	148,806
	ONEOK, Inc.
250,000	7.500%, 9/1/2023	299,300
130,000	4.000%, 7/13/2027	132,280
	Parsley Energy, LLC
125,000	5.625%, 10/15/2027[f]	128,985
	PBF Holding Company, LLC
225,000	7.250%, 6/15/2025[f]	232,594
	Petrobras Global Finance BV
58,000	8.375%, 5/23/2021	66,881
220,000	6.250%, 3/17/2024	235,917
	Petroleos Mexicanos
260,000	6.000%, 3/5/2020	277,290
71,250	2.378%, 4/15/2025	71,212
100,000	6.750%, 9/21/2047	103,070
	Pioneer Natural Resources Company
90,000	4.450%, 1/15/2026	96,950
	Plains All American Pipeline, LP
205,000	5.000%, 2/1/2021	216,260
	Regency Energy Partners, LP
160,000	5.875%, 3/1/2022	177,127
310,000	5.000%, 10/1/2022	334,568
	Sabine Pass Liquefaction, LLC
125,000	6.250%, 3/15/2022	140,715
150,000	5.625%, 4/15/2023	166,578
175,000	5.750%, 5/15/2024	196,015
310,000	5.625%, 3/1/2025	344,382
	Schlumberger Holdings Corporation
70,000	3.000%, 12/21/2020[f]	71,525
	Shell International Finance BV
75,000	1.759%, (LIBOR 3M + 0.450%), 5/11/2020[g]	75,590
	Southwestern Energy Company
295,000	7.500%, 4/1/2026	306,063
	Suncor Energy, Inc.
155,000	3.600%, 12/1/2024	160,365
	Sunoco Logistics Partners Operations, LP
85,000	4.400%, 4/1/2021	89,376
	Tesoro Corporation
584,000	4.750%, 12/15/2023[f]	631,510
	Weatherford International, Ltd.
255,000	8.250%, 6/15/2023	256,275
	Western Gas Partners, LP
176,000	4.000%, 7/1/2022	181,632
	Williams Companies, Inc.
225,000	7.500%, 1/15/2031	273,094
	Williams Partners, LP
100,000	4.000%, 11/15/2021	104,554
100,000	4.500%, 11/15/2023	106,862
155,000	3.750%, 6/15/2027	155,499
175,000	6.300%, 4/15/2040	212,806
	Woodside Finance, Ltd.
225,000	3.650%, 3/5/2025[f]	227,072
90,000	3.700%, 3/15/2028[f]	89,911

	Total	14,470,934

Financials (4.6%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[f]	211,960
	ACE INA Holdings, Inc.
138,000	4.350%, 11/3/2045	152,723
	AerCap Ireland Capital, Ltd.
90,000	3.750%, 5/15/2019	92,052
80,000	4.625%, 10/30/2020	84,959
215,000	5.000%, 10/1/2021	232,381
80,000	4.625%, 7/1/2022	85,854
	Aetna, Inc.
185,000	2.800%, 6/15/2023	183,939
	Air Lease Corporation
105,000	2.125%, 1/15/2018	105,101
40,000	2.625%, 9/4/2018	40,253
220,000	3.375%, 1/15/2019	223,462
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	214,200
200,000	4.125%, 3/30/2020	206,500
	American Express Credit Corporation
125,000	1.871%, (LIBOR 3M + 0.550%), 3/18/2019[g]	125,789
264,000	1.875%, 5/3/2019	263,775
	American International Group, Inc.
65,000	3.300%, 3/1/2021	66,908
138,000	4.125%, 2/15/2024	146,775
255,000	3.750%, 7/10/2025	263,626
250,000	3.900%, 4/1/2026	259,080
	Anthem, Inc.
220,000	4.625%, 5/15/2042	236,769
	Aon plc
69,000	3.875%, 12/15/2025	72,426
	ASP AMC Merger Sub, Inc.
275,000	8.000%, 5/15/2025[f]	266,062
	Avalonbay Communities, Inc.
200,000	3.500%, 11/15/2025	205,965
	Banco Santander SA
200,000	6.375%, 5/19/2019[g,j]	208,000
	Bank of America Corporation
165,000	2.393%, (LIBOR 3M + 1.070%), 3/22/2018[g]	165,564
105,000	2.205%, (LIBOR 3M + 0.870%), 4/1/2019[g]	105,924
110,000	2.369%, 7/21/2021[g]	109,921
132,000	2.328%, 10/1/2021[g]	131,636
205,000	3.300%, 1/11/2023	209,961
175,000	2.881%, 4/24/2023[g]	175,545
184,000	4.000%, 4/1/2024	194,942
500,000	4.000%, 1/22/2025	517,640
225,000	3.093%, 10/1/2025[g]	224,033
138,000	3.500%, 4/19/2026	140,469
240,000	4.183%, 11/25/2027	250,243
180,000	3.824%, 1/20/2028[g]	185,323
212,000	5.875%, 2/7/2042	272,752
	Bank of New York Mellon Corporation
230,000	2.500%, 4/15/2021	232,136
	Bank of Nova Scotia
185,000	2.700%, 3/7/2022	186,377

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Financials (4.6%) - continued
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
$65,000	2.850%, 9/8/2021[f]	$65,658
	Barclays Bank plc
46,000	10.179%, 6/12/2021[f]	56,798
	Barclays plc
150,000	2.750%, 11/8/2019	151,429
250,000	3.684%, 1/10/2023	255,329
236,000	3.650%, 3/16/2025	236,888
	BB&T Corporation
65,000	2.074%, (LIBOR 3M + 0.715%), 1/15/2020[g]	65,498
	Berkshire Hathaway Energy Company
140,000	4.500%, 2/1/2045	153,908
	Berkshire Hathaway, Inc.
115,000	2.750%, 3/15/2023	116,586
	BPCE SA
315,000	3.500%, 10/23/2027[f]	311,827
	Caisse Centrale Desjardins du Quebec
95,000	2.043%, (LIBOR 3M + 0.665%), 1/29/2018[f,g]	95,130
	Capital One Financial Corporation
115,000	2.450%, 4/24/2019	115,617
154,000	2.500%, 5/12/2020	154,530
160,000	3.050%, 3/9/2022	162,251
	Capital One NA
250,000	2.350%, 1/31/2020	250,404
	CBOE Holdings, Inc.
100,000	1.950%, 6/28/2019	99,702
	Cigna Corporation
350,000	3.050%, 10/15/2027	341,261
	CIT Group, Inc.
375,000	5.000%, 8/15/2022	403,125
	Citigroup, Inc.
90,000	2.119%, (LIBOR 3M + 0.770%), 4/8/2019[g]	90,504
220,000	2.140%, (LIBOR 3M + 0.790%), 1/10/2020[g]	221,777
185,000	2.700%, 3/30/2021	186,595
200,000	2.750%, 4/25/2022	200,598
139,000	4.050%, 7/30/2022	146,043
145,000	4.400%, 6/10/2025	153,153
160,000	3.200%, 10/21/2026	158,330
240,000	3.668%, 7/24/2028	242,917
120,000	4.125%, 7/25/2028	123,626
225,000	3.520%, 10/27/2028[g]	224,596
	Citizens Bank NA
250,000	2.300%, 12/3/2018	250,928
250,000	2.200%, 5/26/2020	249,205
	Commerzbank AG
200,000	8.125%, 9/19/2023[f]	243,065
	Commonwealth Bank of Australia
120,000	2.250%, 3/10/2020[f]	120,454
	Compass Bank
150,000	2.750%, 9/29/2019	151,118
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
258,000	3.950%, 11/9/2022	272,090
528,000	4.625%, 12/1/2023	571,666
	Credit Agricole SA
105,000	2.159%, (LIBOR 3M + 0.800%), 4/15/2019[f,g]	105,934
	Credit Suisse AG
92,000	5.400%, 1/14/2020	98,084
	Credit Suisse Group AG
250,000	2.997%, 12/14/2023[f,g]	249,318
	Credit Suisse Group Funding, Ltd.
526,000	2.750%, 3/26/2020	531,365
100,000	3.125%, 12/10/2020	101,881
184,000	3.750%, 3/26/2025	188,964
	DDR Corporation
185,000	4.625%, 7/15/2022	195,301
	Deutsche Bank AG
240,000	2.700%, 7/13/2020	240,796
275,000	3.375%, 5/12/2021	279,861
100,000	4.250%, 10/14/2021	104,687
	Digital Realty Trust LP
230,000	3.400%, 10/1/2020	236,738
	Discover Bank
135,000	8.700%, 11/18/2019	150,173
	Duke Realty, LP
50,000	3.875%, 2/15/2021	52,080
96,000	4.375%, 6/15/2022	102,632
	ERP Operating, LP
54,000	3.375%, 6/1/2025	55,226
	European Investment Bank
160,000	1.875%, 3/15/2019	160,453
	Fifth Third Bancorp
112,000	2.875%, 7/27/2020	114,022
65,000	2.875%, 10/1/2021	66,208
135,000	2.600%, 6/15/2022	134,471
	Five Corners Funding Trust
220,000	4.419%, 11/15/2023[f]	237,254
	GE Capital International Funding Company
675,000	4.418%, 11/15/2035	722,108
	Goldman Sachs Group, Inc.
270,000	2.578%, (LIBOR 3M + 1.200%), 4/30/2018[g]	271,369
90,000	2.415%, (LIBOR 3M + 1.100%), 11/15/2018[g]	90,778
488,000	5.375%, 3/15/2020	522,345
95,000	2.523%, (LIBOR 3M + 1.160%), 4/23/2020[g]	96,652
300,000	5.375%, 5/10/2020[g,j]	310,912
524,000	5.250%, 7/27/2021	573,673
176,000	2.908%, 6/5/2023[g]	175,634
360,000	3.272%, 9/29/2025[g]	358,708
300,000	3.691%, 6/5/2028[g]	302,702
160,000	4.750%, 10/21/2045	177,787
	Hartford Financial Services Group, Inc.
334,000	5.125%, 4/15/2022	369,110
	HBOS plc
271,000	6.750%, 5/21/2018[f]	277,991
	HCP, Inc.
290,000	4.000%, 12/1/2022	304,795
100,000	3.400%, 2/1/2025	99,916
	HSBC Bank plc
220,000	1.955%, (LIBOR 3M + 0.640%), 5/15/2018[f,g]	220,657
	HSBC Holdings plc
315,000	3.400%, 3/8/2021	325,036
200,000	6.875%, 6/1/2021[g,j]	220,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Financials (4.6%) - continued
$125,000	2.650%, 1/5/2022	$125,175
350,000	3.900%, 5/25/2026	365,583
	Huntington National Bank
250,000	2.200%, 11/6/2018	250,701
	Icahn Enterprises, LP
185,000	6.000%, 8/1/2020	190,781
115,000	6.750%, 2/1/2024	121,756
	ING Groep NV
200,000	3.150%, 3/29/2022	203,981
	International Lease Finance Corporation
40,000	4.625%, 4/15/2021	42,438
80,000	5.875%, 8/15/2022	89,924
	Iron Mountain, Inc.
150,000	4.875%, 9/15/2027[f]	152,625
	J.P. Morgan Chase & Company
171,000	6.300%, 4/23/2019	181,681
75,000	2.250%, 1/23/2020	75,352
170,000	1.996%, (LIBOR 3M + 0.680%), 6/1/2021[g]	170,965
90,000	2.295%, 8/15/2021	89,611
230,000	4.500%, 1/24/2022	248,255
134,000	3.200%, 1/25/2023	137,083
230,000	2.700%, 5/18/2023	229,407
105,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[g]	107,814
200,000	3.625%, 5/13/2024	208,416
145,000	3.125%, 1/23/2025	145,841
150,000	3.300%, 4/1/2026	151,141
260,000	3.882%, 7/24/2038[g]	262,385
	KeyCorp
220,000	2.900%, 9/15/2020	224,147
	Kimco Realty Corporation
320,000	3.300%, 2/1/2025	320,608
	Liberty Mutual Group, Inc.
80,000	4.950%, 5/1/2022[f]	87,361
	Liberty Property, LP
216,000	3.750%, 4/1/2025	221,637
	Lincoln National Corporation
80,000	8.750%, 7/1/2019	88,640
	Lloyds Bank plc
105,000	1.841%, (LIBOR 3M + 0.520%), 3/16/2018[g]	105,166
	Lloyds Banking Group plc
225,000	2.907%, 11/7/2023[b,d,g]	225,000
	MetLife, Inc.
210,000	4.050%, 3/1/2045	214,696
	Mitsubishi UFJ Financial Group, Inc.
200,000	3.287%, 7/25/2027	199,460
	Morgan Stanley
300,000	6.625%, 4/1/2018	305,969
180,000	2.647%, (LIBOR 3M + 1.280%), 4/25/2018[g]	180,953
80,000	5.550%, 7/15/2020[g,j]	84,000
115,000	2.500%, 4/21/2021	115,201
200,000	2.625%, 11/17/2021	200,257
110,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[g]	111,698
198,000	2.750%, 5/19/2022	198,367
135,000	4.875%, 11/1/2022	146,162
70,000	4.000%, 7/23/2025	73,607
275,000	4.350%, 9/8/2026	288,294
240,000	3.591%, 7/22/2028[g]	241,840
	MPT Operating Partnership, LP
325,000	6.375%, 3/1/2024	351,406
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	113,594
	National City Corporation
279,000	6.875%, 5/15/2019	299,160
	New York Life Global Funding
128,000	2.300%, 6/10/2022[f]	127,417
	Park Aerospace Holdings, Ltd.
400,000	5.500%, 2/15/2024[f]	415,000
	Prudential Financial, Inc.
65,000	2.350%, 8/15/2019	65,299
	Quicken Loans, Inc.
410,000	5.750%, 5/1/2025[f]	434,600
	Realty Income Corporation
175,000	4.125%, 10/15/2026	182,189
	Regions Bank
250,000	7.500%, 5/15/2018	257,299
	Regions Financial Corporation
125,000	2.250%, 9/14/2018	125,376
	Reinsurance Group of America, Inc.
139,000	5.000%, 6/1/2021	149,489
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[f]	85,356
	Royal Bank of Scotland Group plc
220,000	8.625%, 8/15/2021[g,j]	249,128
200,000	3.875%, 9/12/2023	205,084
	Santander UK Group Holdings plc
160,000	2.875%, 10/16/2020	161,995
	Santander UK plc
112,000	3.050%, 8/23/2018	113,126
	Simon Property Group, LP
70,000	2.500%, 9/1/2020	70,650
225,000	2.750%, 2/1/2023	225,663
160,000	4.250%, 11/30/2046	165,400
	Skandinaviska Enskilda Banken AB
130,000	2.375%, 3/25/2019[f]	130,795
	Societe Generale SA
132,000	4.750%, 11/24/2025[f]	140,223
	Standard Chartered plc
168,000	2.100%, 8/19/2019[f]	167,518
	State Street Corporation
104,000	2.217%, (LIBOR 3M + 0.900%), 8/18/2020[g]	106,169
	Sumitomo Mitsui Financial Group, Inc.
160,000	2.784%, 7/12/2022	160,431
120,000	3.010%, 10/19/2026	117,466
	Sumitomo Mitsui Trust Bank, Ltd.
225,000	1.950%, 9/19/2019[f]	224,020
	SunTrust Banks, Inc.
175,000	2.250%, 1/31/2020	175,704
	Svenska Handelsbanken AB
150,000	1.811%, (LIBOR 3M + 0.490%), 6/17/2019[g]	150,758
	Synchrony Financial
220,000	3.000%, 8/15/2019	223,127
60,000	2.541%, (LIBOR 3M + 1.230%), 2/3/2020[g]	60,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Financials (4.6%) - continued
$70,000	4.250%, 8/15/2024	$72,846
	Toronto-Dominion Bank
70,000	2.249%, (LIBOR 3M + 0.930%), 12/14/2020[g]	71,294
	UBS Group Funding Jersey, Ltd.
200,000	3.000%, 4/15/2021[f]	202,978
138,000	4.125%, 9/24/2025[f]	145,538
	UBS Group Funding Switzerland AG
190,000	3.491%, 5/23/2023[f]	194,701
	UnitedHealth Group, Inc.
40,000	3.350%, 7/15/2022	41,587
225,000	2.950%, 10/15/2027	222,384
405,000	4.625%, 7/15/2035	458,695
	USB Realty Corporation
65,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[f,g,j]	57,850
	Ventas Realty, LP
190,000	3.100%, 1/15/2023	190,338
	Voya Financial, Inc.
89,000	2.900%, 2/15/2018	89,247
310,000	3.125%, 7/15/2024	308,056
	Wells Fargo & Company
95,000	2.058%, (LIBOR 3M + 0.680%), 1/30/2020[g]	95,989
180,000	2.550%, 12/7/2020	181,461
190,000	2.625%, 7/22/2022	189,681
185,000	3.069%, 1/24/2023	187,444
160,000	3.450%, 2/13/2023	164,288
205,000	3.000%, 2/19/2025	203,360
175,000	3.000%, 4/22/2026	171,618
163,000	3.000%, 10/23/2026	159,710
307,000	4.900%, 11/17/2045	340,468
	Welltower, Inc.
108,000	3.750%, 3/15/2023	112,148
282,000	4.000%, 6/1/2025	293,157

	Total	39,312,510

Foreign Government (0.1%)
	Argentina Government International Bond
150,000	7.500%, 4/22/2026	169,500
45,000	6.875%, 1/26/2027	49,072
	Brazil Government International Bond
120,000	7.125%, 1/20/2037	143,160
200,000	5.625%, 2/21/2047[i]	203,800
	Export-Import Bank of Korea
90,000	2.250%, 1/21/2020	89,551
	Indonesia Government International Bond
200,000	3.850%, 7/18/2027[f,i]	205,966
	Kommunalbanken AS
150,000	1.500%, 10/22/2019[f]	148,984
	Turkey Government International Bond
240,000	5.750%, 5/11/2047	228,720

	Total	1,238,753

Mortgage-Backed Securities (12.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,470,000	3.000%, 11/1/2032[d]	4,579,043
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
11,070,000	4.000%, 11/1/2047[d]	11,617,014
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,257,515	1.749%, (LIBOR 12M + 1.550%), 7/1/2043[g]	1,297,288
13,375,000	3.000%, 11/1/2047[d]	13,380,747
39,650,000	3.500%, 11/1/2047[d]	40,749,669
24,360,000	4.000%, 11/1/2047[d]	25,560,872
8,400,000	4.500%, 11/1/2047[d]	8,978,485

	Total	106,163,118

Technology (1.1%)
	Amphenol Corporation
66,000	2.550%, 1/30/2019	66,489
	Apple, Inc.
75,000	1.609%, (LIBOR 3M + 0.300%), 5/6/2020[g]	75,387
110,000	3.000%, 2/9/2024	112,177
322,000	3.200%, 5/13/2025	330,009
170,000	3.200%, 5/11/2027	172,589
200,000	3.000%, 6/20/2027	199,938
215,000	4.500%, 2/23/2036	244,863
138,000	4.650%, 2/23/2046	156,910
220,000	4.250%, 2/9/2047	235,713
315,000	3.750%, 9/12/2047	312,857
	Applied Materials, Inc.
88,000	3.300%, 4/1/2027	89,989
	Avnet, Inc.
120,000	3.750%, 12/1/2021	123,421
	Baidu, Inc.
180,000	3.000%, 6/30/2020	182,347
	Broadcom Corporation
405,000	3.500%, 1/15/2028[f]	402,805
	CDK Global, Inc.
150,000	4.875%, 6/1/2027[f]	156,375
	Cisco Systems, Inc.
100,000	1.816%, (LIBOR 3M + 0.500%), 3/1/2019[g]	100,647
	CommScope Technologies Finance, LLC
215,000	6.000%, 6/15/2025[f]	226,825
	Diamond 1 Finance Corporation
115,000	3.480%, 6/1/2019[f]	117,052
220,000	5.450%, 6/15/2023[f]	241,016
69,000	6.020%, 6/15/2026[f]	77,024
80,000	8.350%, 7/15/2046[f]	103,609
	Equinix, Inc.
210,000	5.750%, 1/1/2025	225,225
	Fidelity National Information Services, Inc.
195,000	2.850%, 10/15/2018	196,803
91,000	3.625%, 10/15/2020	94,406
	Harland Clarke Holdings Corporation
280,000	8.375%, 8/15/2022[f]	295,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Technology (1.1%) - continued
	Hewlett Packard Enterprise Company
$115,000	2.850%, 10/5/2018	$115,969
110,000	2.100%, 10/4/2019[f]	109,889
115,000	4.400%, 10/15/2022	122,505
	Intel Corporation
40,000	3.100%, 7/29/2022	41,499
140,000	3.700%, 7/29/2025	148,518
207,000	4.100%, 5/19/2046	218,897
	International Business Machines Corporation
184,000	4.700%, 2/19/2046[i]	211,929
	Iron Mountain, Inc.
125,000	6.000%, 8/15/2023	131,563
	Microsoft Corporation
280,000	4.750%, 11/3/2055	328,067
280,000	4.200%, 11/3/2035	310,974
500,000	3.700%, 8/8/2046	503,109
215,000	4.250%, 2/6/2047	237,287
	NetApp, Inc.
145,000	2.000%, 9/27/2019	144,577
	NXP BV
160,000	3.875%, 9/1/2022[f]	166,200
	Oracle Corporation
65,000	2.500%, 5/15/2022	65,516
184,000	2.400%, 9/15/2023	182,850
490,000	2.950%, 5/15/2025	494,877
225,000	3.850%, 7/15/2036	235,016
	QUALCOMM, Inc.
138,000	3.000%, 5/20/2022	140,639
88,000	4.300%, 5/20/2047	88,854
	Seagate HDD Cayman
135,000	4.750%, 1/1/2025	133,898
	Sensata Technologies UK Financing Company plc
240,000	6.250%, 2/15/2026[f]	263,400
	Tyco Electronics Group SA
40,000	3.450%, 8/1/2024	41,304
80,000	3.125%, 8/15/2027	79,449
	VMware, Inc.
55,000	2.950%, 8/21/2022	55,128

	Total	9,111,440

Transportation (0.3%)
	Air Canada Pass Through Trust
55,559	3.875%, 3/15/2023[f]	55,837
	American Airlines Pass Through Trust
235,020	3.375%, 5/1/2027	237,227
	Avis Budget Car Rental, LLC
190,000	6.375%, 4/1/2024[f,i]	197,125
	Burlington Northern Santa Fe, LLC
130,000	5.750%, 5/1/2040	166,378
400,000	5.050%, 3/1/2041	471,408
130,000	4.450%, 3/15/2043	142,917
200,000	3.900%, 8/1/2046	207,351
	Continental Airlines, Inc.
112,885	4.150%, 4/11/2024	118,811
	CSX Corporation
98,000	3.700%, 11/1/2023	102,731
	Delta Air Lines, Inc.
44,836	4.950%, 5/23/2019	46,230
95,000	2.875%, 3/13/2020	95,975
	ERAC USA Finance, LLC
66,000	2.800%, 11/1/2018[f]	66,561
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	61,466
	Southwest Airlines Company
162,000	2.750%, 11/6/2019	164,052
	United Continental Holdings, Inc.
300,000	4.250%, 10/1/2022	301,500
	XPO Logistics, Inc.
300,000	6.500%, 6/15/2022[f]	315,054

	Total	2,750,623

U.S. Government and Agencies (9.0%)
	U.S. Treasury Bonds
1,000,000	2.250%, 8/15/2027	988,906
550,000	4.375%, 5/15/2040	698,500
2,000,000	3.000%, 5/15/2042	2,062,813
4,999,000	2.500%, 5/15/2046	4,627,004
1,005,000	3.000%, 5/15/2047	1,029,301
500,000	2.750%, 8/15/2047	487,051
	U.S. Treasury Bonds, TIPS
3,722,495	0.125%, 1/15/2023	3,705,876
5,992,444	0.625%, 1/15/2026	6,066,440
3,811,088	0.375%, 1/15/2027	3,760,047
	U.S. Treasury Notes
2,300,000	0.875%, 3/31/2018	2,296,406
2,150,000	1.000%, 11/30/2018	2,138,578
2,500,000	0.750%, 2/15/2019	2,475,781
1,900,000	1.000%, 10/15/2019	1,878,105
5,620,000	1.500%, 10/31/2019	5,608,584
5,500,000	1.375%, 9/30/2020	5,443,281
1,000,000	1.375%, 5/31/2021	983,750
9,370,000	1.125%, 8/31/2021	9,109,397
1,500,000	1.875%, 2/28/2022	1,495,371
16,000,000	2.125%, 6/30/2022	16,091,250
4,000,000	1.875%, 7/31/2022	3,976,094
755,000	1.625%, 8/15/2022	742,407
1,500,000	2.125%, 7/31/2024	1,491,563

	Total	77,156,505

Utilities (1.3%)
	American Electric Power Company, Inc.
216,000	2.950%, 12/15/2022	219,905
	Appalachian Power Company
85,000	3.300%, 6/1/2027	85,700
	Arizona Public Service Company
80,000	2.200%, 1/15/2020	80,168
	Atmos Energy Corporation
85,000	3.000%, 6/15/2027	84,612
	Berkshire Hathaway Energy Company
55,000	2.400%, 2/1/2020	55,406
	Calpine Corporation
150,000	5.375%, 1/15/2023	145,875
	CMS Energy Corporation
120,000	2.950%, 2/15/2027	116,179
120,000	3.450%, 8/15/2027	121,917
	Commonwealth Edison Company
205,000	3.700%, 3/1/2045	206,020
65,000	4.350%, 11/15/2045	71,685

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (41.4%)	Value
Utilities (1.3%) - continued
	Consolidated Edison Company of New York, Inc.
$69,000	4.500%, 12/1/2045	$77,600
	Consolidated Edison, Inc.
92,000	2.000%, 5/15/2021	91,341
	Dominion Energy, Inc.
180,000	2.962%, 7/1/2019	182,394
176,000	2.579%, 7/1/2020	176,926
	DTE Electric Company
115,000	3.700%, 3/15/2045	113,768
145,000	3.700%, 6/1/2046	146,048
	DTE Energy Company
30,000	2.400%, 12/1/2019	30,114
	Duke Energy Corporation
168,000	2.100%, 6/15/2018	168,292
160,000	3.750%, 9/1/2046	155,391
	Duke Energy Florida, LLC
120,000	3.200%, 1/15/2027	121,185
	Duke Energy Indiana, LLC
185,000	3.750%, 5/15/2046	185,944
	Dynegy, Inc.
235,000	7.375%, 11/1/2022[i]	251,744
	Edison International
180,000	2.950%, 3/15/2023	182,198
	Emera U.S. Finance, LP
125,000	2.150%, 6/15/2019	125,084
120,000	4.750%, 6/15/2046	129,788
	Enbridge Energy Partners, LP
220,000	5.875%, 10/15/2025	251,863
	Eversource Energy
70,000	1.600%, 1/15/2018	69,991
	Exelon Corporation
100,000	5.100%, 6/15/2045	115,134
138,000	4.450%, 4/15/2046	146,097
	Exelon Generation Company, LLC
189,000	5.200%, 10/1/2019	199,756
165,000	2.950%, 1/15/2020	167,528
	FirstEnergy Corporation
50,000	2.850%, 7/15/2022	49,984
320,000	4.850%, 7/15/2047	344,719
	ITC Holdings Corporation
66,000	4.050%, 7/1/2023	68,894
80,000	5.300%, 7/1/2043	93,632
	Kinder Morgan Energy Partners, LP
215,000	6.500%, 9/1/2039	248,798
	MidAmerican Energy Holdings Company
276,000	6.500%, 9/15/2037	374,173
	Monongahela Power Company
150,000	5.400%, 12/15/2043[f]	184,017
	National Rural Utilities Cooperative Finance Corporation
175,000	2.300%, 11/1/2020	176,122
	NextEra Energy Capital Holdings, Inc.
115,000	2.300%, 4/1/2019	115,357
	NextEra Energy Partners, LP
295,000	4.250%, 9/15/2024[f]	297,950
	NiSource Finance Corporation
88,000	3.490%, 5/15/2027	89,202
255,000	5.650%, 2/1/2045	315,102
	Northern States Power Company
225,000	4.125%, 5/15/2044	241,776
	NRG Energy, Inc.
315,000	6.625%, 3/15/2023[i]	326,025
	Oncor Electric Delivery Company, LLC
352,000	3.750%, 4/1/2045	356,996
	Pacific Gas and Electric Company
215,000	3.300%, 3/15/2027	216,081
138,000	4.250%, 3/15/2046	144,047
	PG&E Corporation
75,000	2.400%, 3/1/2019	75,270
	PPL Capital Funding, Inc.
78,000	3.500%, 12/1/2022	81,014
88,000	3.400%, 6/1/2023	90,606
225,000	5.000%, 3/15/2044	258,369
	PPL Electric Utilities Corporation
132,000	3.950%, 6/1/2047	138,751
	Public Service Electric & Gas Company
220,000	3.000%, 5/15/2027	220,157
	Sempra Energy
250,000	6.150%, 6/15/2018	256,765
75,000	2.400%, 3/15/2020	75,318
	Southern California Edison Company
45,000	2.400%, 2/1/2022	45,092
175,000	4.000%, 4/1/2047	187,413
	Southern Company
185,000	1.850%, 7/1/2019	184,633
170,000	2.950%, 7/1/2023	170,834
200,000	3.250%, 7/1/2026	198,874
185,000	4.400%, 7/1/2046	194,713
	Southern Company Gas Capital Corporation
220,000	4.400%, 5/30/2047	230,884
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	65,373
	Tallgrass Energy Partners, LP
445,000	5.500%, 1/15/2028[f]	456,681
	Tesoro Logistics, LP
275,000	5.250%, 1/15/2025	295,625
	Xcel Energy, Inc.
230,000	3.350%, 12/1/2026	233,040

	Total	11,377,940

	Total Long-Term Fixed Income (cost $354,082,872)	356,804,690

Shares	Registered Investment Companies (36.3%)	Value
Affiliated Equity Holdings (17.4%)
2,441,728	Thrivent Large Cap Growth Fund, Class S	27,420,600
43,007	Thrivent Large Cap Stock Fund, Class S	1,268,721
2,607,494	Thrivent Large Cap Value Fund, Class S	59,555,164
561,535	Thrivent Mid Cap Stock Fund, Class S	16,306,982
3,494,435	Thrivent Partner Worldwide Allocation Fund, Class S	39,836,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

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Schedule of Investments as of October 31, 2017

Shares	Registered Investment Companies (36.3%)	Value
Affiliated Equity Holdings (17.4%) - continued
210,863	Thrivent Small Cap Stock Fund, Class S	$5,665,880

	Total	150,053,910

Affiliated Fixed Income Holdings (17.1%)
1,973,622	Thrivent Core Emerging Markets Debt Fund	19,459,916
4,490,020	Thrivent High Yield Fund, Class S	22,001,074
7,333,912	Thrivent Income Fund, Class S	67,911,971
3,037,287	Thrivent Limited Maturity Bond Fund, Class S	37,905,519

	Total	147,278,480

Equity Funds/Exchange Traded Funds (0.5%)
388	iShares Russell 2000 Growth Index Fund	70,461
168	iShares Russell 2000 Index Fund	25,076
1,450	Materials Select Sector SPDR Fund	85,550
13,742	SPDR S&P 500 ETF Trust	3,533,755
1,821	SPDR S&P Biotech ETF	152,308
46	SPDR S&P MidCap 400 ETF Trust	15,347
1,760	SPDR S&P Oil & Gas Exploration & Production ETF	60,333
2,430	VanEck Vectors Oil Services ETF	58,903

	Total	4,001,733

Fixed Income Funds/Exchange Traded Funds (1.3%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,684,000
49,500	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,996,430
3,415	SPDR Bloomberg Barclays High Yield Bond ETF	127,175
39,500	Vanguard Short-Term Corporate Bond ETF	3,161,580

	Total	10,969,185

	Total Registered Investment Companies (cost $241,241,449)	312,303,308

Shares	Common Stock (16.1%)	Value
Consumer Discretionary (1.9%)
1,705	Amazon.com, Inc.[l]	1,884,502
4,675	American Axle & Manufacturing Holdings, Inc.[l]	83,168
334	American Public Education, Inc.[l]	6,680
8,445	Aramark	368,962
710	Ascent Capital Group, Inc.[l]	7,988
2,990	BorgWarner, Inc.	157,633
4,006	Bright Horizons Family Solutions, Inc.[l]	345,718
519	Brunswick Corporation	26,287
1,220	Buffalo Wild Wings, Inc.[l]	144,204
1,942	Burlington Stores, Inc.[l]	182,334
3,380	Caleres, Inc.	92,375
3,136	Callaway Golf Company	45,252
682	Cedar Fair, LP	42,693
1,044	Century Casinos, Inc.[l]	8,613
1,146	Children’s Place, Inc.	124,685
200	Chipotle Mexican Grill, Inc.[l]	54,380
319	Citi Trends, Inc.	6,941
56,110	Comcast Corporation	2,021,643
3,242	Core-Mark Holding Company, Inc.	110,423
1,725	CSS Industries, Inc.	51,716
1,578	Culp, Inc.	50,023
5,288	Delphi Automotive plc	525,521
49	Discovery Communications, Inc., Class Cl	873
2,000	DISH Network Corporation[l]	97,080
4,280	Dollar Tree, Inc.[l]	390,550
430	Domino’s Pizza, Inc.	78,690
2,220	DSW, Inc.	42,513
3,929	Duluth Holdings, Inc.[l]	81,173
1,500	Emerald Expositions Events, Inc.	34,935
1,057	Entravision Communications Corporation	5,496
897	Expedia, Inc.	111,820
870	Five Below, Inc.[l]	48,068
50	Floor & Decor Holdings, Inc.[l]	1,885
1,230	FTD Companies, Inc.[l]	13,284
2,281	G-III Apparel Group, Ltd.[l]	57,801
200	Golden Entertainment, Inc.[l]	5,336
6,235	Gray Television, Inc.[l]	97,079
1,760	Habit Restaurants, Inc.[l]	21,648
9,639	Harley-Davidson, Inc.	456,310
2,231	Haverty Furniture Companies, Inc.	53,209
400	Hemisphere Media Group, Inc.[l]	4,880
4,380	Home Depot, Inc.	726,116
1,320	Hyatt Hotels Corporation[l]	82,711
4,895	International Speedway Corporation	190,171
2,160	La-Z-Boy, Inc.	58,212
2,440	Liberty Interactive Corporation[l]	55,437
5,670	Liberty Media Corporation - Liberty SiriusXM[l]	236,156
282	Lithia Motors, Inc.	31,917
15,412	Lowe’s Companies, Inc.	1,232,189
4,360	Michaels Companies, Inc.[l]	84,671
4,959	Modine Manufacturing Company[l]	104,387
2,960	Netflix, Inc.[l]	581,433
8,430	Newell Brands, Inc.	343,775
3,760	News Corporation, Class A	51,362
1,220	News Corporation, Class B	16,958
5,180	Norwegian Cruise Line Holdings, Ltd.[l]	288,785
4,716	Nutrisystem, Inc.	235,564
2,350	Office Depot, Inc.	7,285
310	O’Reilly Automotive, Inc.[l]	65,394
1,671	Oxford Industries, Inc.	107,947
1,300	Papa John’s International, Inc.	88,465
9,820	Pinnacle Entertainment, Inc.[l]	254,043
1,550	Polaris Industries, Inc.	183,566
225	Priceline Group, Inc.[l]	430,191
1,832	PVH Corporation	232,316
2,620	Ross Stores, Inc.	166,344
1,750	Ruth’s Hospitality Group, Inc.	36,925
2,783	Scripps Networks Interactive, Inc.	231,768
950	Signet Jewelers, Ltd.	62,292
6,445	Six Flags Entertainment Corporation	404,682
560	Spartan Motors, Inc.	9,044
660	Stamps.com, Inc.[l]	148,104
4,827	Starbucks Corporation	264,713
730	Steven Madden, Ltd.[l]	28,470
1,070	Systemax, Inc.	30,549
4,375	Taylor Morrison Home Corporation[l]	105,656
117	Tenneco, Inc.	6,799
4,914	Time, Inc.	57,002
6,490	Toll Brothers, Inc.	298,800
8,798	Tower International, Inc.	267,459
3,345	Tupperware Brands Corporation	196,519
310	Ulta Beauty, Inc.[l]	62,555

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (16.1%)	Value
Consumer Discretionary (1.9%) - continued
296	Vail Resorts, Inc.	$67,790
2,110	VF Corporation	146,961
1,907	Walt Disney Company	186,524
475	Whirlpool Corporation	77,867
2,080	Wingstop, Inc.	70,450
480	Wyndham Worldwide Corporation	51,288
3,580	Zoe’s Kitchen, Inc.[l]	43,962
2,260	Zumiez, Inc.[l]	39,889

	Total	16,695,834

Consumer Staples (0.6%)
2,460	Altria Group, Inc.	157,981
2,982	Blue Buffalo Pet Products, Inc.[l]	86,269
11,140	Cott Corporation	167,100
7,400	CVS Health Corporation	507,122
6,079	Darling Ingredients, Inc.[l]	110,942
2,264	e.l.f. Beauty, Inc.[l]	47,974
3,740	Hain Celestial Group, Inc.[l]	134,715
800	Ingredion, Inc.	100,280
1,340	Inter Parfums, Inc.	62,042
870	John B. Sanfilippo & Son, Inc.	51,200
1,630	Kimberly-Clark Corporation	183,391
3,900	MGP Ingredients, Inc.	265,044
4,430	Monster Beverage Corporation[l]	256,630
5,310	PepsiCo, Inc.	585,321
5,422	Pinnacle Foods, Inc.	295,065
168	Procter & Gamble Company	14,505
1	Seaboard Corporation	4,400
442	Seneca Foods Corporation[l]	15,912
8,999	SpartanNash Company	220,926
1,200	SUPERVALU, Inc.[l]	19,548
11,860	US Foods Holding Corporation[l]	323,541
13,038	Wal-Mart Stores, Inc.	1,138,348

	Total	4,748,256

Energy (0.7%)
3,700	Anadarko Petroleum Corporation	182,669
440	Andeavor	46,746
2,001	Arch Coal, Inc.	152,916
13,224	Archrock, Inc.	158,688
6,040	Callon Petroleum Company[l]	66,984
7,450	Chevron Corporation	863,381
335	Cimarex Energy Company	39,172
1,900	Concho Resources, Inc.[l]	254,999
1,560	Contango Oil & Gas Company[l]	6,224
1,200	Continental Resources, Inc.[l]	48,852
931	Contura Energy, Inc.	55,022
1,043	Delek US Holdings, Inc.	27,170
6,810	Devon Energy Corporation	251,289
3,413	EQT Corporation	213,449
1,420	Era Group, Inc.[l]	15,279
2,320	Exterran Corporation[l]	74,866
8,588	Exxon Mobil Corporation	715,810
10,490	Halliburton Company	448,343
1,370	HollyFrontier Corporation	50,622
32,256	Marathon Oil Corporation	458,680
650	Marathon Petroleum Corporation	38,831
2,500	NCS Multistage Holdings, Inc.[l]	54,450
13,135	Newpark Resources, Inc.[l]	114,931
5,545	Oil States International, Inc.[l]	127,812
5,200	Overseas Shipholding Group, Inc.[l]	12,324
1,356	Par Pacific Holdings, Inc.[l]	28,462
3,977	Parsley Energy, Inc.[l]	105,788
7,685	Patterson-UTI Energy, Inc.	152,009
10,804	Pioneer Energy Services Corporation[l]	20,528
1,780	Pioneer Natural Resources Company	266,413
7,402	ProPetro Holding Corporation[l]	112,733
7,092	Rowan Companies plc[l]	101,628
2,340	RPC, Inc.	56,885
400	Select Energy Services, Inc.[l]	6,512
5,319	Smart Sand, Inc.[l]	38,244
12,183	Teekay Tankers, Ltd.	18,031
63,930	Weatherford International plc[l]	221,837
6,180	Whiting Petroleum Corporation[l]	37,142
13,805	WPX Energy, Inc.[l]	155,720

	Total	5,801,441

Financials (3.4%)
2,120	Affiliated Managers Group, Inc.	395,380
2,162	AG Mortgage Investment Trust, Inc.	40,667
4,638	AGNC Investment Corporation	93,363
3,850	Ally Financial, Inc.	100,600
3,570	American International Group, Inc.	230,658
700	Ameris Bancorp	33,530
2,683	Aon plc	384,823
612	Argo Group International Holdings, Ltd.	38,525
3,543	Associated Banc-Corp	89,638
8,240	Assured Guaranty, Ltd.	305,704
5,960	BancorpSouth, Inc.	188,336
45,885	Bank of America Corporation	1,256,790
250	Bank of Marin Bancorp	16,938
12,232	Bank of New York Mellon Corporation	629,336
1,118	Bank of the Ozarks	52,121
1,575	BankFinancial Corporation	24,948
10,778	Beneficial Bancorp, Inc.	177,837
4,684	Berkshire Hathaway, Inc.[l]	875,627
280	Berkshire Hills Bancorp, Inc.	10,724
8,770	Blackstone Group, LP	291,953
1,028	Blue Hills Bancorp, Inc.	22,308
12,572	Boston Private Financial Holdings, Inc.	199,895
6,190	Brookline Bancorp, Inc.	95,326
1,800	Brown & Brown, Inc.	89,712
1,285	Cadence Bancorporation[l]	31,303
2,860	Capital One Financial Corporation	263,635
561	Capstead Mortgage Corporation	4,948
4,830	Cathay General Bancorp	201,894
9,999	Central Pacific Financial Corporation	311,169
2,230	Chemical Financial Corporation	117,499
540	Cherry Hill Mortgage Investment Corporation	9,833
2,130	Chubb, Ltd.	321,247
35,756	Citigroup, Inc.	2,628,066
1,867	Citizens Financial Group, Inc.	70,965
580	Clifton Bancorp, Inc.	9,877
15,740	CNO Financial Group, Inc.	377,288
9,186	CoBiz Financial, Inc.	187,762
7,540	Comerica, Inc.	592,418
660	Community Trust Bancorp, Inc.	31,878
15,552	CYS Investments, Inc.	124,416
9,691	Dynex Capital, Inc.	67,837
21,227	E*TRADE Financial Corporation[l]	925,285
1,187	Eagle Bancorp, Inc.[l]	79,114
6,407	East West Bancorp, Inc.	383,395
890	Elevate Credit, Inc.[l]	6,969
2,254	Ellington Residential Mortgage REIT	30,159
4,432	Employers Holdings, Inc.	211,406
7,123	Enterprise Financial Services Corporation	310,563
821	Essent Group, Ltd.[l]	34,991

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (16.1%)	Value
Financials (3.4%) - continued
1,000	Everi Holdings, Inc.[l]	$8,290
639	FBL Financial Group, Inc.	49,427
19,283	Fifth Third Bancorp	557,279
1,076	Financial Institutions, Inc.	35,293
65,667	First BanCorp[l]	338,185
3,140	First Busey Corporation	97,717
11,040	First Commonwealth Financial Corporation	160,742
1,107	First Connecticut Bancorp, Inc.	29,225
631	First Defiance Financial Corporation	34,200
1,620	First Financial Bancorp	44,226
930	First Financial Corporation	44,175
2,191	First Interstate BancSystem, Inc.	86,106
330	First Merchants Corporation	14,190
210	First Mid-Illinois Bancshares, Inc.	8,106
5,524	First Midwest Bancorp, Inc.	127,549
1,110	First of Long Island Corporation	35,020
4,850	First Republic Bank	472,390
1,690	FNF Group	63,240
2,582	Franklin Resources, Inc.	108,780
4,240	GAIN Capital Holdings, Inc.	31,291
3,884	Goldman Sachs Group, Inc.	941,792
3,134	Great Southern Bancorp, Inc.	168,452
2,465	Green Bancorp, Inc.[l]	54,600
3,461	Hamilton Lane, Inc.	95,143
2,360	Hancock Holding Company	115,050
7,689	Hanmi Financial Corporation	236,437
292	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,026
4,719	Hanover Insurance Group, Inc.	464,255
7,555	Hartford Financial Services Group, Inc.	415,903
3,294	Heartland Financial USA, Inc.	162,229
4,760	Heritage Commerce Corporation	73,209
2,916	Heritage Financial Corporation	88,938
2,463	Hometrust Bancshares, Inc.[l]	64,654
8,293	Hope Bancorp, Inc.	153,006
2,815	Horace Mann Educators Corporation	123,297
1,863	Horizon Bancorp	51,270
3,230	Houlihan Lokey, Inc.	134,465
19,670	Huntington Bancshares, Inc.	271,446
1,896	IBERIABANK Corporation	139,830
1,430	Independent Bank Corporation	32,175
1,042	Infinity Property & Casualty Corporation	98,313
6,655	Interactive Brokers Group, Inc.	359,503
6,350	Intercontinental Exchange, Inc.	419,735
4,642	Invesco Mortgage Capital. Inc.	79,935
13,180	Invesco, Ltd.	471,712
6,110	Investors Bancorp, Inc.	84,012
9,100	KeyCorp	166,075
1,650	Lakeland Bancorp, Inc.	33,907
1,490	Lazard, Ltd.	70,835
9,180	Loews Corporation	454,502
1,449	Maiden Holdings, Ltd.	11,954
240	MarketAxess Holdings, Inc.	41,760
7,645	Meridian Bancorp, Inc.	150,607
12,020	MetLife, Inc.	644,032
6,910	MGIC Investment Corporation[l]	98,813
5,010	MidWestOne Financial Group, Inc.	176,402
3,440	MTGE Investment Corporation	62,264
1,450	Nasdaq, Inc.	105,342
3,860	National Bank Holdings Corporation	126,685
1,777	Navigators Group, Inc.	103,066
1,016	OFG Bancorp	9,042
1,400	Old Second Bancorp, Inc.	19,180
20,583	OM Asset Management plc	314,508
843	PacWest Bancorp	40,734
390	Peoples Bancorp, Inc.	12,917
5,243	Popular, Inc.	192,313
270	Preferred Bank	16,667
1,390	Primerica, Inc.	123,015
5,975	Principal Financial Group, Inc.	393,454
7,110	Provident Financial Services, Inc.	193,392
544	QCR Holdings, Inc.	25,976
2,050	Raymond James Financial, Inc.	173,799
1,111	Renasant Corporation	45,995
5,211	Sandy Spring Bancorp, Inc.	210,577
6,510	Santander Consumer USA Holdings Inc.[l]	108,326
6,257	Seacoast Banking Corporation of Florida[l]	155,111
220	Selective Insurance Group, Inc.	13,112
6,297	SLM Corporation[l]	66,685
1,873	State Auto Financial Corporation	48,024
754	State Bank Financial Corporation	21,798
3,700	State Street Corporation	340,400
4,216	Sterling Bancorp	105,611
3,525	Stifel Financial Corporation	186,931
1,130	SVB Financial Group[l]	247,786
11,253	Synchrony Financial	367,073
14,684	Synovus Financial Corporation	687,945
3,740	TD Ameritrade Holding Corporation	186,963
600	Territorial Bancorp, Inc.	18,954
420	TFS Financial Corporation	6,476
3,604	TriCo Bancshares	149,278
1,985	TriState Capital Holdings, Inc.[l]	44,960
1,180	Triumph Bancorp, Inc.[l]	36,580
14,194	TrustCo Bank Corporation	130,230
2,895	Union Bankshares Corporation	99,906
2,600	United Community Banks, Inc.	71,292
4,882	United Financial Bancorp, Inc.	89,389
302	United Fire Group, Inc.	13,919
680	Unum Group	35,387
1,022	Washington Trust Bancorp, Inc.	56,721
8,793	Western Alliance Bancorp[l]	490,649
4,278	Western Asset Mortgage Capital Corporation	43,079
2,449	WSFS Financial Corporation	121,715
11,180	Zions Bancorporation	519,423

	Total	29,112,010

Health Care (1.8%)
389	ABIOMED, Inc.[l]	75,046
548	Acadia Healthcare Company, Inc.[l]	17,185
638	Aerie Pharmaceuticals, Inc.[l]	39,397
3,376	Alexion Pharmaceuticals, Inc.[l]	403,972
435	Align Technology, Inc.[l]	103,956
460	American Renal Associates Holdings, Inc.[l]	5,580
4,017	Amgen, Inc.	703,859
3,989	Asterias Biotherapeutics, Inc.[l]	9,973
102	Atrion Corporation	67,080
1,520	Biogen, Inc.[l]	473,723
2,450	BioMarin Pharmaceutical, Inc.[l]	201,121
1,012	Cardiovascular Systems, Inc.[l]	24,359
4,260	Catalent, Inc.[l]	181,433
5,512	Celgene Corporation[l]	556,547
816	Chemed Corporation	182,319
1,179	CIGNA Corporation	232,522
370	Coherus Biosciences, Inc.[l]	4,163
760	CONMED Corporation	39,687

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (16.1%)	Value
Health Care (1.8%) - continued
200	Cooper Companies, Inc.	$48,052
2,050	Curis, Inc.[l]	3,239
2,344	Danaher Corporation	216,281
60	DaVita, Inc.[l]	3,644
2,160	Dexcom, Inc.[l]	97,135
750	Edwards Lifesciences Corporation[l]	76,672
350	Eli Lilly and Company	28,679
3,080	Evolent Health, Inc.[l]	50,050
4,142	Express Scripts Holding Company[l]	253,863
3,860	GenMark Diagnostics, Inc.[l]	28,757
5,850	GlaxoSmithKline plc ADR	213,116
519	Heska Corporation[l]	50,603
2,910	HMS Holdings Corporation[l]	55,988
2,290	Hologic, Inc.[l]	86,677
600	INC Research Holdings, Inc.[l]	34,290
827	Inogen, Inc.[l]	81,815
1,548	Intersect ENT, Inc.[l]	45,898
320	Intra-Cellular Therapies, Inc.[l]	4,989
1,322	Ironwood Pharmaceuticals, Inc.[l]	20,332
8,246	Johnson & Johnson	1,149,575
4,040	Kindred Healthcare, Inc.	24,442
250	Laboratory Corporation of America Holdings[l]	38,428
1,508	Magellan Health Services, Inc.[l]	128,632
830	Medpace Holdings, Inc.[l]	31,100
15,990	Medtronic plc	1,287,515
12,370	Merck & Company, Inc.	681,463
440	Mettler-Toledo International, Inc.[l]	300,357
3,630	MiMedx Group, Inc.[l]	46,028
3,930	Mylan NVl	140,340
6,410	Myriad Genetics, Inc.[l]	219,735
1,217	National Healthcare Corporation	77,888
1,478	Neurocrine Biosciences, Inc.[l]	91,799
1,371	Nevro Corporation[l]	120,072
3,093	NuVasive, Inc.[l]	175,466
3,380	Omnicell, Inc.[l]	168,324
1,590	PerkinElmer, Inc.	114,989
1,670	Perrigo Company plc	135,253
34,970	Pfizer, Inc.	1,226,048
280	Prothena Corporation plc[l]	16,254
530	Qiagen NVl	17,946
3,410	RadNet, Inc.[l]	37,340
130	Sage Therapeutics, Inc.[l]	8,226
2,864	Tactile Systems Technology, Inc.[l]	82,168
1,274	Teleflex, Inc.	301,913
3,503	Thermo Fisher Scientific, Inc.	678,986
3,894	Triple-S Management Corporation[l]	93,495
9,788	UnitedHealth Group, Inc.	2,057,633
800	Universal Health Services, Inc.	82,160
1,345	Veeva Systems, Inc.[l]	81,964
1,206	Vertex Pharmaceuticals, Inc.[l]	176,353
450	Waters Corporation[l]	88,223
690	West Pharmaceutical Services, Inc.	69,966
4,780	Wright Medical Group NVl	125,284
8,640	Zoetis, Inc.	551,405

	Total	15,348,772

Industrials (2.2%)
1,040	ABM Industries, Inc.	43,649
4,509	Acco Brands Corporation[l]	58,842
1,040	Actuant Corporation	26,520
11,477	Advanced Disposal Services, Inc.[l]	286,007
2,906	AECOM[l]	101,884
4,639	Aegion Corporation[l]	108,042
2,670	AGCO Corporation	183,082
7,297	AMETEK, Inc.	492,475
1,680	ArcBest Corporation	54,768
902	Astec Industries, Inc.	46,859
5,104	AZZ, Inc.	243,971
900	Barnes Group, Inc.	58,581
1,620	Boeing Company	417,928
1,125	Brink’s Company	85,612
3,115	BWX Technologies, Inc.	186,651
4,364	CBIZ, Inc.[l]	73,970
668	CIRCOR International, Inc.	29,359
3,840	Colfax Corporation[l]	160,166
4,544	Comfort Systems USA, Inc.	201,299
5,313	Costamare, Inc.	32,994
1,027	Crane Company	85,364
162	CSW Industrials, Inc.[l]	7,946
11,974	CSX Corporation	603,849
1,334	Cummins, Inc.	235,958
3,240	Curtiss-Wright Corporation	383,130
4,360	Delta Air Lines, Inc.	218,131
4,284	Dover Corporation	409,079
330	Dycom Industries, Inc.[l]	28,984
3,093	Eaton Corporation plc	247,502
5,265	EMCOR Group, Inc.	423,885
2,560	Encore Wire Corporation	115,584
920	EnerSys	63,820
1,090	Engility Holdings, Inc.[l]	36,700
689	ESCO Technologies, Inc.	39,928
4,405	Federal Signal Corporation	94,047
480	Fortive Corporation	34,685
3,120	Fortune Brands Home and Security, Inc.	206,107
740	Franklin Electric Company, Inc.	33,670
2,195	Gardner Denver Holdings, Inc.[l]	63,326
1,570	Genesee & Wyoming, Inc.[l]	112,695
1,069	Gibraltar Industries, Inc.[l]	35,544
100	Global Brass and Copper Holdings, Inc.	3,500
590	GMS, Inc.[l]	20,090
470	Gorman-Rupp Company	15,031
2,403	Granite Construction, Inc.	153,047
5,330	Harsco Corporation[l]	113,262
693	Healthcare Services Group, Inc.	36,653
802	Heico Corporation	72,725
410	Heidrick & Struggles International, Inc.	10,188
620	Hillenbrand, Inc.	24,521
8,023	Honeywell International, Inc.	1,156,596
670	Hubbell, Inc.	84,299
700	Huntington Ingalls Industries, Inc.	162,981
318	Hyster-Yale Materials Handling, Inc.	24,960
1,951	ICF International, Inc.[l]	104,769
3,340	Ingersoll-Rand plc	295,924
15,531	Interface, Inc.	354,107
770	International Seaways, Inc.[l]	15,508
1,146	ITT Corporation	53,449
1,100	JB Hunt Transport Services, Inc.	117,029
5,970	KAR Auction Services, Inc.	282,560
2,987	Kforce, Inc.	62,578
3,900	Kirby Corporation[l]	276,315
1,040	L3 Technologies, Inc.	194,667
980	Lincoln Electric Holdings, Inc.	89,837
940	Lindsay Corporation	86,066
130	Lydall, Inc.[l]	7,514
3,850	Masco Corporation	153,307
760	Masonite International Corporation[l]	50,996
350	Middleby Corporation[l]	40,565
420	Milacron Holdings Corporation[l]	7,539

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (16.1%)	Value
Industrials (2.2%) - continued
1,380	Moog, Inc.[l]	$121,109
8,520	MRC Global, Inc.[l]	146,118
1,995	MYR Group, Inc.[l]	63,621
3,687	Navigant Consulting, Inc.[l]	63,822
17,056	NCI Building Systems, Inc.[l]	272,043
2,600	Norfolk Southern Corporation	341,692
1,270	Old Dominion Freight Line, Inc.	153,835
797	On Assignment, Inc.[l]	48,792
2,256	Orbital ATK, Inc.	299,890
790	Orion Group Holdings, Inc.[l]	5,688
4,294	Oshkosh Corporation	393,159
841	Parker Hannifin Corporation	153,575
1,380	PGT Innovations, Inc.[l]	19,458
711	Ply Gem Holdings, Inc.[l]	12,016
393	Proto Labs, Inc.[l]	34,289
500	Quad/Graphics, Inc.	11,395
1,922	Radiant Logistics, Inc.[l]	9,379
2,560	Raven Industries, Inc.	86,144
3,583	Raytheon Company	645,657
1,530	Rockwell Collins, Inc.	207,468
1,350	Roper Industries, Inc.	348,530
3,828	Saia, Inc.[l]	248,054
15,736	Southwest Airlines Company	847,541
1,180	SP Plus Corporation[l]	45,725
5,625	SPX Corporation[l]	164,756
2,695	SPX FLOW, Inc.[l]	111,115
630	Stanley Black & Decker, Inc.	101,776
734	Tennant Company	50,903
2,630	Terex Corporation	123,899
2,970	TPI Composites, Inc.[l]	74,399
6,267	TransUnion[l]	328,955
6,675	TriMas Corporation[l]	177,221
2,697	TrueBlue, Inc.[l]	73,089
2,840	United Continental Holdings, Inc.[l]	166,083
4,010	United Parcel Service, Inc.	471,295
2,260	United Rentals, Inc.[l]	319,745
5,830	United Technologies Corporation	698,201
1,904	Universal Truckload Services, Inc.	41,126
402	Valmont Industries, Inc.	63,878
3,815	Vectrus, Inc.[l]	116,396
1,720	WABCO Holdings, Inc.[l]	253,820
1,318	WageWorks, Inc.[l]	84,023
6,463	Waste Connections, Inc.	456,740
255	Watsco, Inc.	42,475
1,300	Willdan Group, Inc.[l]	39,078
1,963	Xylem, Inc.	130,598

	Total	19,111,747

Information Technology (3.9%)
1,450	2U, Inc.[l]	92,264
5,420	Advanced Micro Devices, Inc.[l]	59,539
6,380	Agilent Technologies, Inc.	434,031
7,135	Akamai Technologies, Inc.[l]	372,804
2,740	Alliance Data Systems Corporation	613,020
967	Alphabet, Inc., Class Al	998,950
1,005	Alphabet, Inc., Class Cl	1,021,723
634	Ambarella, Inc.[l]	35,783
703	American Software, Inc.	8,724
3,920	Amphenol Corporation	341,040
9,710	Apple, Inc.	1,641,378
5,132	Applied Materials, Inc.	289,599
2,987	Arista Networks, Inc.[l]	597,071
7,952	Arrow Electronics, Inc.[l]	664,708
870	Atkore International Group, Inc.[l]	16,800
2,000	Belden, Inc.	159,820
8,749	Benchmark Electronics, Inc.[l]	270,782
13,058	Booz Allen Hamilton Holding Corporation	493,462
2,860	Brooks Automation, Inc.	98,355
8,030	CA, Inc.	260,011
911	Cavium, Inc.[l]	62,850
1,791	CDW Corporation	125,370
11,380	Ciena Corporation[l]	242,053
56,710	Cisco Systems, Inc.	1,936,646
352	Cognex Corporation	43,349
1,058	CommerceHub, Inc.[l]	22,567
1,340	CommVault Systems, Inc.[l]	69,747
4,350	Computer Sciences Government Services, Inc.	139,157
1,475	Comtech Telecommunications Corporation	31,727
2,472	CoreLogic, Inc.[l]	115,937
1,947	Criteo SA ADR[l]	81,326
800	Descartes Systems Group, Inc.[l]	23,240
5,200	Dolby Laboratories, Inc.	301,288
5,681	DST Systems, Inc.	333,020
9,801	eBay, Inc.[l]	368,910
7,562	Endurance International Group Holdings, Inc.[l]	62,008
630	Entegris, Inc.	20,632
1,895	Envestnet, Inc.[l]	101,193
730	Euronet Worldwide, Inc.[l]	70,547
20,744	EVERTEC, Inc.	311,160
720	ExlService Holdings, Inc.[l]	44,942
2,580	Extreme Networks, Inc.[l]	30,960
7,570	Facebook, Inc.[l]	1,363,054
4,819	Fidelity National Information Services, Inc.	447,010
470	Finisar Corporation[l]	11,064
3,671	Fiserv, Inc.[l]	475,138
14,550	FLIR Systems, Inc.	681,231
1,562	Forrester Research, Inc.	68,259
5,530	Fortinet, Inc.[l]	217,937
1,740	Global Payments, Inc.	180,873
2,257	Guidewire Software, Inc.[l]	180,515
12,520	HP, Inc.	269,806
840	IAC/InterActiveCorporation[l]	108,402
6,256	Insight Enterprises, Inc.[l]	281,833
19,469	Intel Corporation	885,645
6,062	Keysight Technologies, Inc.[l]	270,790
2,190	Lam Research Corporation	456,768
2,830	Liberty Tripadvisor Holdings, Inc.[l]	30,564
3,820	M/A-COM Technology Solutions Holdings, Inc.[l]	156,162
2,633	ManTech International Corporation	122,198
10,940	MasterCard, Inc.	1,627,544
1,020	Maxim Integrated Products, Inc.	53,591
2,193	Methode Electronics, Inc.	102,852
1,790	Microsemi Corporation[l]	95,532
26,794	Microsoft Corporation	2,228,725
1,162	Monolithic Power Systems, Inc.	141,381
4,620	National Instruments Corporation	207,900
980	NetApp, Inc.	43,532
2,310	New Relic, Inc.[l]	118,572
1,500	Nice, Ltd. ADR	124,965
5,323	NRG Yield, Inc., Class A	97,677
1,548	NVIDIA Corporation	320,142
1,630	NXP Semiconductors NVl	190,791
29,231	Oracle Corporation	1,487,858
990	Palo Alto Networks, Inc.[l]	145,728
610	Paylocity Holding Corporation[l]	32,580
12,375	PayPal Holdings, Inc.[l]	897,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (16.1%)	Value
Information Technology (3.9%) - continued
2,874	Pegasystems, Inc.	$167,554
1,080	Plexus Corporation[l]	66,344
3,021	Progress Software Corporation	127,879
1,949	Proofpoint, Inc.[l]	180,107
2,106	Q2 Holdings, Inc.[l]	89,610
8,734	Red Hat, Inc.[l]	1,055,329
3,489	Rudolph Technologies, Inc.[l]	96,820
7,520	Salesforce.com, Inc.[l]	769,597
430	ScanSource, Inc.[l]	18,468
6,449	Sequans Communications SA ADR[l]	11,673
2,910	ServiceNow, Inc.[l]	367,737
210	Silicon Laboratories, Inc.[l]	19,929
612	Sonus Networks, Inc.[l]	4,774
1,100	SS&C Technologies Holdings, Inc.	44,220
5,051	Synopsys, Inc.[l]	437,013
2,750	Teradata Corporation[l]	91,987
2,406	Teradyne, Inc.	103,193
4,280	Texas Instruments, Inc.	413,833
257	TiVo Corp	4,665
5,683	Total System Services, Inc.	409,460
12,111	Travelport Worldwide, Ltd.	190,022
1,630	Trimble, Inc.[l]	66,634
6,375	Twitter, Inc.[l]	131,452
1,178	Tyler Technologies, Inc.[l]	208,848
156	Ultimate Software Group, Inc.[l]	31,604
2,226	Verint Systems, Inc.[l]	93,937
5,249	Virtusa Corporation[l]	200,302
9,670	Visa, Inc.	1,063,507
1,540	Xerox Corporation	46,677
3,560	Xilinx, Inc.	262,336
1,330	XO Group, Inc.[l]	26,547
9,484	Zix Corporation[l]	45,997

	Total	33,981,097

Materials (0.7%)
309	A. Schulman, Inc.	12,144
1,682	AK Steel Holding Corporation[l]	7,720
290	Alcoa Corporation[l]	13,856
1,349	American Vanguard Corporation	30,352
1,236	Balchem Corporation	104,182
4,999	Boise Cascade Company[l]	177,215
1,260	Celanese Corporation	131,431
5,300	CF Industries Holdings, Inc.	201,294
2,470	Chemours Company	139,827
3,801	Continental Building Products, Inc.[l]	101,487
6,837	Crown Holdings, Inc.[l]	411,382
5,233	Eastman Chemical Company	475,209
3,410	Ecolab, Inc.	445,551
5,793	Ferro Corporation[l]	137,989
3,560	Ferroglobe Representation & Warranty Insurance Trust[b,l]	0
2,520	FMC Corporation	234,007
4,585	Freeport-McMoRan, Inc.[l]	64,098
6,093	Graphic Packaging Holding Company	94,381
2,915	Innospec, Inc.	180,293
250	International Paper Company	14,317
1,635	Kadant, Inc.	185,736
480	Koppers Holdings, Inc.[l]	23,304
730	Kraton Performance Polymers, Inc.[l]	35,792
740	Martin Marietta Materials, Inc.	160,469
1,200	Materion Corporation	61,620
5,285	Myers Industries, Inc.	114,156
730	Neenah Paper, Inc.	63,364
2,140	Nucor Corporation	123,756
1,770	Nutanix, Inc.[l]	50,445
168	Olympic Steel, Inc.	3,172
9,808	OMNOVA Solutions, Inc.[l]	108,378
16,260	Owens-Illinois, Inc.[l]	388,451
743	Packaging Corporation of America	86,389
4,410	Quantenna Communications, Inc.[l]	68,311
2,260	RPM International, Inc.	120,526
3,710	Ryerson Holding Corporation[l]	32,648
2,310	Schnitzer Steel Industries, Inc.	68,030
1,890	Schweitzer-Mauduit International, Inc.	79,815
834	Scotts Miracle-Gro Company	83,083
1,430	Sensient Technologies Corporation	108,751
5,565	Steel Dynamics, Inc.	207,074
632	SunCoke Energy, Inc.[l]	7,009
1,090	Trinseo SA	77,390
430	W. R. Grace & Company	32,891
10,695	Westrock Company	655,924

	Total	5,923,219

Real Estate (0.5%)
1,220	American Assets Trust, Inc.	47,324
2,389	Ares Commercial Real Estate Corporation	31,009
15,129	Armada Hoffler Properties, Inc.	215,891
1,280	Ashford Hospitality Prime, Inc.	12,442
515	Ashford Hospitality Trust, Inc.	3,620
1,530	Bluerock Residential Growth REIT, Inc.	17,274
10,345	Brixmor Property Group, Inc.	180,727
900	Camden Property Trust	82,116
3,306	Cedar Realty Trust, Inc.	17,985
3,852	Chatham Lodging Trust	83,781
1,934	City Office REIT, Inc.	25,219
4,306	Cousins Properties, Inc.	38,840
1,400	CyrusOne, Inc.	85,946
3,710	DDR Corporation	28,456
700	Digital Realty Trust, Inc.	82,908
2,530	Douglas Emmett, Inc.	100,669
3,000	Duke Realty Corporation	85,440
1,320	Easterly Government Properties, Inc.	26,558
2,610	Equity Commonwealth[l]	78,431
850	Equity Lifestyle Properties, Inc.	75,208
2,210	Franklin Street Properties Corporation	22,100
3,250	General Growth Properties, Inc.	63,245
2,800	HFF, Inc.	122,808
7,420	Highwoods Properties, Inc.	378,791
3,840	Hospitality Properties Trust	109,747
4,639	Host Hotels & Resorts, Inc.	90,739
10,023	InfraREIT, Inc.	224,515
3,103	Invitation Homes, Inc.	70,035
4,141	Liberty Property Trust	177,566
2,191	Mid-America Apartment Communities, Inc.	224,249
9,750	Monmouth Real Estate Investment Corporation	166,140
4,109	National Storage Affiliates Trust	101,862
128	One Liberty Properties, Inc.	3,101
2,250	Outfront Media, Inc.	52,762
1,509	Pebblebrook Hotel Trust	53,811
2,340	Physicians Realty Trust	40,669
1,660	Ramco-Gershenson Properties Trust	20,966
650	RE/MAX Holdings, Inc.	43,225
670	Realogy Holdings Corporation	21,661
6,060	Retail Properties of America, Inc.	74,053
90	RMR Group, Inc.	4,720
330	Saul Centers, Inc.	20,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Shares	Common Stock (16.1%)	Value
Real Estate (0.5%) - continued
1,850	SBA Communications Corporation[l]	$290,783
10,890	Summit Hotel Properties, Inc.	172,171
3,279	Terreno Realty Corporation	120,405
1,510	UDR, Inc.	58,573
3,625	Urstadt Biddle Properties, Inc.	78,771
7,200	Weyerhaeuser Company	258,552
2,210	Xenia Hotels & Resorts, Inc.	48,090

	Total	4,434,124

Telecommunications Services (0.1%)
7,540	AT&T, Inc.	253,721
60	ATN International, Inc.	3,258
210	Cincinnati Bell, Inc.[l]	4,011
2,120	Intelsat SAl	9,222
340	Telephone & Data Systems, Inc.	9,911
13,083	Verizon Communications, Inc.	626,283
2,632	Vonage Holdings Corporation[l]	21,398

	Total	927,804

Utilities (0.3%)
7,270	AES Corporation	77,280
250	Alliant Energy Corporation	10,815
930	American States Water Company	49,987
1,093	Artesian Resources Corporation	44,398
8,928	CMS Energy Corporation	431,847
391	Connecticut Water Service, Inc.	24,250
860	Consolidated Water Company, Ltd.	10,578
1,303	Eversource Energy	81,620
2,130	MDU Resources Group, Inc.	58,255
750	Middlesex Water Company	32,610
1,340	New Jersey Resources Corporation	59,563
2,390	NorthWestern Corporation	141,679
15,787	OGE Energy Corporation	581,593
13,197	PG&E Corporation	762,391
2,270	PNM Resources, Inc.	98,518
740	Portland General Electric Company	35,328
2,100	Public Service Enterprise Group, Inc.	103,320
131	Sempra Energy	15,392
880	Southwest Gas Holdings, Inc.	72,503
870	Spire, Inc.	68,687
2,150	TerraForm Power, Inc.	28,875
1,810	UGI Corporation	86,627
39	Unitil Corporation	2,028

	Total	2,878,144

	Total Common Stock (cost $107,971,584)	138,962,448

Shares	Preferred Stock (<0.1%)	Value
Energy (<0.1%)
692	Alpha Natural Resources, Inc., 0.000%[l]	17,992
692	ANR Holdings, Inc., 0.000%[l]	4,844

	Total	22,836

	Total Preferred Stock (cost $1,136)	22,836

Shares	Collateral Held for Securities Loaned (0.2%)	Value
2,075,383	Thrivent Cash Management Trust	2,075,383

	Total Collateral Held for Securities Loaned (cost $2,075,383)	2,075,383

Shares or Principal Amount	Short-Term Investments (16.0%)[m]	Value
	Federal Home Loan Bank Discount Notes
800,000	1.039%, 11/10/2017[n]	799,798
300,000	1.035%, 11/17/2017[n]	299,865
100,000	1.025%, 11/24/2017[n]	99,936
200,000	1.040%, 11/28/2017[n]	199,848
100,000	1.030%, 12/13/2017[n]	99,879
2,100,000	1.035%, 12/20/2017[n]	2,097,026
400,000	1.040%, 12/22/2017[n]	399,411
300,000	1.096%, 1/17/2018[n]	299,281
	Thrivent Core Short-Term Reserve Fund
13,315,412	1.350%	133,154,115
	U.S. Treasury Bills
360,000	1.015%, 12/7/2017[o]	359,647

	Total Short-Term Investments (cost $137,808,811)	137,808,806

	Total Investments (cost $865,030,323) 112.5%	969,687,491

	Other Assets and Liabilities, Net (12.5%)	(108,114,974)

	Total Net Assets 100.0%	861,572,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

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Schedule of Investments as of October 31, 2017

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of 10/31/2017.

f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $34,696,694 or 4.0% of total net assets. g Denotes variable rate securities. The rate shown is as of October 31, 2017.

h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	At October 31, 2017, $259,745 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Fund as of October 31, 2017 was $13,918,354 or 1.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

Security	Acquisition Date	Cost
ALM Loan Funding CLO, 10/17/2026	4/28/2017	$425,000
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	138,975
Apidos CLO XVIII, 7/22/2026	4/4/2017	400,000
Babson CLO, Ltd., 10/17/2026	3/10/2017	170,000
Betony CLO, Ltd., 4/15/2027	11/17/2016	150,000
Birchwood Park CLO, Ltd., 7/15/2026	2/14/2017	170,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	300,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	1/27/2017	175,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	138,204
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	175,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	233,727
Digicel, Ltd., 4/15/2021	8/18/2014	557,651
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	534,832
Dryden 34 Senior Loan Fund CLO, 10/15/2026	3/1/2017	170,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	117,942
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	550,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	498,750
Limerock CLO III, LLC, 10/20/2026	1/30/2017	500,000
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	450,000
Magnetite XII, Ltd., 4/15/2027	11/17/2016	525,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	523,640
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	80,876
Neuberger Berman CLO XIV, Ltd., 1/28/2030	4/19/2017	250,000
Neuberger Berman CLO, Ltd., 4/22/2029	4/27/2017	110,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	525,000
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	425,000
OHA Loan Funding, LLC, 10/20/2026	3/9/2017	500,000
OZLM VIII, Ltd., 10/17/2026	5/16/2017	170,000
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	889,152
Race Point IX CLO, Ltd., 10/15/2030	8/28/2017	375,000
Shackleton, Ltd., 4/15/2027	12/16/2016	525,000
Stanwich Mortgage Loan Company, LLC, 3/16/2022	4/6/2017	305,346
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	262,911
Sunset Mortgage Loan Company, LLC, 6/15/2047	6/15/2017	593,673
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	58,321
Symphony CLO XV, Ltd., 10/17/2026	2/16/2017	500,000
Verus Securitization Trust, 7/25/2047	7/24/2017	599,663
Verus Securitization Trust, 1/25/2047	2/16/2017	389,019
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	169,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$2,013,811

Total lending	$2,013,811
Gross amount payable upon return of collateral for securities loaned	$2,075,383

Net amounts due to counterparty	$61,572

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Alabama (0.4%)
	Alabama Public School and College Auth. Capital Improvement Rev. Refg.
$1,500,000	5.000%, 5/1/2029, Ser. Aa	$1,585,935
	Auburn University, AL General Fee Rev. Refg.
1,000,000	5.000%, 6/1/2032, Ser. A	1,168,640
1,250,000	5.000%, 6/1/2033, Ser. A	1,454,237
	UAB Medicine Finance Auth. Rev.
2,000,000	5.000%, 9/1/2041, Ser. B	2,290,460

	Total	6,499,272

Alaska (0.7%)
	Valdez, AK Marine Terminal Rev. (Exxon Mobil)
5,300,000	0.900%, 12/1/2029[b]	5,300,000
	Valdez, AK Marine Terminal Rev. (Exxon Pipeline Company)
5,475,000	0.900%, 10/1/2025[b]	5,475,000

	Total	10,775,000

Arizona (1.0%)
	Arizona State Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. Aa	1,696,200
	Arizona State University Board of Regents System Rev. Green Bonds
1,000,000	5.000%, 7/1/2042, Ser. B	1,156,510
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,515,000	5.000%, 5/15/2031	2,831,311
	Northern Arizona Capital Fac. Lease Rev. (Student & Academic Services, LLC) (BAM Insured)
750,000	5.000%, 6/1/2039[c]	849,480
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,141,420
	Northern Arizona University Refg. Rev.
1,180,000	5.000%, 6/1/2036, Ser. A	1,350,616
750,000	5.000%, 6/1/2037, Ser. A	857,228
320,000	5.000%, 6/1/2038, Ser. A	364,976
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. A	3,366,949
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
1,450,000	5.000%, 7/1/2038, AMT	1,585,198
	Yavapai County, AZ Industrial Development Auth. Hospital Fac. Rev. Refg. (Yavapai Regional Medical Center)
500,000	5.000%, 8/1/2036	549,735

	Total	15,749,623

Arkansas (0.5%)
	Rogers, AR Sales and Use Tax Refg. and Improvement
2,190,000	4.000%, 11/1/2027, Ser. 2011	2,351,359
	University of Arkansas Rev. Refg.
900,000	5.000%, 11/1/2037, Ser. A	1,051,056
1,300,000	5.000%, 11/1/2046, Ser. A	1,499,251
	University of Arkansas Rev. Refg. Various Fac. Rev. (Pine Bluff Campus)
650,000	5.000%, 12/1/2029, Ser. A	760,819
	University of Arkansas Rev. Student Fee (Community College at Morrilton)
570,000	5.000%, 5/1/2046	653,106
	University of Arkansas Rev. Various Fac. (Fayetteville Campus)
1,135,000	5.000%, 11/1/2039, Ser. A	1,311,390
825,000	5.000%, 11/1/2041, Ser. A	950,359

	Total	8,577,340

California (10.8%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ac	4,754,892
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
10,000,000	Zero Coupon, 8/1/2031	6,631,800
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	8,084,580
	California Health Fac. Financing Auth. Rev.
4,750,000	5.000%, 11/15/2056, Ser. A	5,452,810
1,750,000	5.000%, 8/15/2055	1,986,845
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,c	6,184,850
	California Municipal Finance Auth. Refg. Rev. (Biola University)
1,500,000	5.875%, 10/1/2034[a]	1,566,345
1,250,000	5.000%, 10/1/2042	1,357,688
	California Various Purpose G.O.
3,565,000	5.500%, 4/1/2024	3,784,960
10,000	5.250%, 4/1/2029	10,036
6,670,000	5.250%, 3/1/2038[a]	6,765,648
5,000,000	6.000%, 4/1/2038	5,342,000
5,000,000	6.000%, 11/1/2039	5,478,500
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,149,775
	Foothill-De Anza, CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. Ca	5,692,100
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Ser. Ac	493,466
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Aa	10,914,300
	Los Angeles Unified School District, Los Angeles County, CA G.O.
1,000,000	5.000%, 7/1/2032, Ser. A	1,128,880
5,000,000	5.000%, 1/1/2034, Ser. I	5,313,700
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,694,160
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	8,095,780

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
California (10.8%) - continued
	Pittsburg, CA Redevelopment Agency Tax Allocation (Los Medanos Community Development) (AMBAC Insured)
$5,000,000	Zero Coupon, 8/1/2024[c]	$4,205,850
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA/FHLMC Collateralized)
2,080,000	7.600%, 5/1/2023, Ser. Aa	2,429,274
	San Bernardino, CA Single Family Mortgage Rev. Refg. (GNMA Collateralized)
740,000	7.500%, 5/1/2023, Ser. Aa	863,188
	San Diego County, CA C.O.P.
5,000,000	5.250%, 7/1/2030	5,427,500
	San Diego Unified School District G.O.
10,000,000	0.000%, 7/1/2033, Ser. Aa,d	11,654,200
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,716,240
7,030,000	6.000%, 5/1/2039, Ser. E	7,545,580
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,747,489
	San Jose, CA Redevelopment Agency Tax Allocation Refg. (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Ser. Ac	2,768,942
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C	4,214,250
	State of California
560,000	5.250%, 3/1/2038[a]	567,941
2,770,000	5.250%, 3/1/2038[a]	2,809,722
	Tuolumne Wind Auth. Rev. (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Ser. Aa	2,106,020
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,486,640
	University of California Rev.
810,000	5.250%, 5/15/2039, Ser. Oa	861,702
2,765,000	5.250%, 5/15/2039, Ser. Oa	2,941,490
1,425,000	5.250%, 5/15/2039, Ser. Oa	1,515,958

	Total	172,745,101

Colorado (3.7%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Fac.)
500,000	5.000%, 6/1/2019	523,615
200,000	5.000%, 6/1/2021	219,394
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,013,610
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc. High School)
3,000,000	5.125%, 12/1/2039	3,055,830
	Colorado Health Fac. Auth. Hospital Rev. (Parkview Medical Center, Inc.)
4,000,000	5.000%, 9/1/2046	4,430,440
	Colorado Health Fac. Auth. Hospital Rev. Refg. (Evangelical Lutheran Good Samaritan Society)
2,500,000	5.000%, 6/1/2047	2,753,725
	Colorado Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,057,990
	Colorado Health Fac. Auth. Rev. Refg. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,385,714
500,000	5.625%, 6/1/2043	566,965
	Colorado High Performance Transportation Enterprise Rev.
4,050,000	5.000%, 12/31/2047	4,421,061
	Colorado Higher Education Capital Construction Lease Purchase Financing Program C.O.P.
405,000	5.500%, 11/1/2027[a]	422,706
1,180,000	5.500%, 11/1/2027[a]	1,231,590
	Colorado School of Mines Institutional Enterprise Rev.
1,740,000	5.000%, 12/1/2047, Ser. A	2,017,756
	Denver, CO Health & Hospital Auth. Healthcare Rev. Refg.
1,500,000	5.000%, 12/1/2034, Ser. A*	1,650,855
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030	5,354,400
	E-470 Colorado Public Highway Auth. Rev.
1,000,000	5.000%, 9/1/2020, Ser. A	1,098,670
	Eagle County, CO Airport Terminal Corporation Rev.
1,000,000	5.000%, 5/1/2041, AMT	1,124,180
	Park Creek, CO Metropolitan District Rev. Refg.
1,220,000	5.000%, 12/1/2022	1,383,968
1,000,000	5.000%, 12/1/2024	1,157,080
	Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood)
1,000,000	5.000%, 12/1/2021*	1,081,850
500,000	5.000%, 12/1/2022*	545,555
	University of Colorado University Enterprise Rev.
1,250,000	5.375%, 6/1/2032, Ser. Aa	1,332,675
3,250,000	5.000%, 6/1/2033, Ser. A	3,793,790
9,790,000	5.000%, 6/1/2033[a]	11,064,169
3,000,000	5.000%, 6/1/2034, Ser. A	3,489,990

	Total	59,177,578

District of Columbia (0.9%)
	District of Columbia Income Tax Secured Rev. Refg.
2,325,000	5.000%, 12/1/2017, Ser. A	2,332,533
5,225,000	5.000%, 12/1/2028, Ser. C	5,629,467
	Metropolitan Washington DC Airports Auth. Airport System Rev. Refg.
6,000,000	5.000%, 10/1/2038, Ser. A, AMT	6,655,980

	Total	14,617,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Florida (6.9%)
	Broward County, FL Water and Sewer Utility Rev.
$3,115,000	5.250%, 10/1/2034, Ser. Aa	$3,232,778
	Broward County, FL Water and Sewer Utility Rev. Refg.
1,000,000	5.000%, 10/1/2030, Ser. A	1,183,990
1,500,000	5.000%, 10/1/2031, Ser. B	1,766,535
	Citizens Property Insurance Corporation Rev.
10,000,000	5.000%, 6/1/2022, Ser. A1	11,354,700
	CityPlace Community Development District Special Assessment and Rev.
2,000,000	5.000%, 5/1/2026	2,255,500
	County of Broward, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
1,155,000	5.000%, 4/1/2021, Ser. A, AMT[c]	1,280,479
605,000	5.000%, 4/1/2022, Ser. A, AMT[c]	682,398
700,000	5.000%, 4/1/2025, Ser. A, AMT[c]	787,703
	Florida State Municipal Power Agency Rev.
1,000,000	5.000%, 10/1/2030, Ser. B	1,180,050
840,000	5.000%, 10/1/2031, Ser. B	987,941
	Greater Orlando Aviation Auth. Airport Fac. Rev.
1,500,000	5.000%, 10/1/2039, Ser. Ca	1,608,705
	Gulf Breeze, FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,209,011
	Halifax Hospital Medical Center Rev.
755,000	5.000%, 6/1/2020	818,631
	Higher Educational Fac. Financing Auth., FL Educational Fac. Rev. (Ringling College)
7,000,000	5.000%, 3/1/2042[e]	7,660,030
	Hillsborough County, FL Community Investment Tax Refg. Rev.
4,025,000	5.000%, 11/1/2017, Ser. B	4,025,000
	Jacksonville, FL Port Auth. Rev. Refg.
2,545,000	5.000%, 11/1/2038, Ser. A, AMT	2,745,241
	Miami-Dade County Industrial Development Auth. (Pinecrest Academy, Inc.)
1,500,000	5.250%, 9/15/2044	1,603,215
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Ba	8,121,750
8,000,000	5.500%, 10/1/2041, Ser. A	8,607,680
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,634,650
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[a,c]	2,140,080
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Health, Inc.)
5,010,000	5.125%, 10/1/2026	5,375,079
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Regional Healthcare System) (NATL-RE Insured)
1,390,000	6.250%, 10/1/2018, Ser. Ac	1,453,328
	Orlando-Orange County, FL Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. Aa	3,949,560
4,095,000	5.000%, 7/1/2035, Ser. Ca	4,492,625
	Palm Beach County Health Fac. Auth. Rev. Refg. (Lifespace Communities, Inc.)
3,000,000	5.000%, 5/15/2038, Ser. C	3,325,110
	South FL Water Management District C.O.P. Refg.
4,000,000	5.000%, 10/1/2036	4,590,880
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. Aa	7,282,948
	Tallahassee, FL Consolidated Utility Systems Rev.
4,535,000	5.000%, 10/1/2032	4,550,102
	Tampa, FL Hospital Rev. Refg. (H. Lee Moffitt Cancer Center)
5,000,000	5.000%, 7/1/2037, Ser. B	5,588,700

	Total	110,494,399

Georgia (1.0%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,109,960
500,000	5.000%, 1/1/2034, Ser. C, AMT	554,345
500,000	5.000%, 1/1/2037, Ser. C, AMT	552,670
	Atlanta, GA Airport General Rev. Refg.
1,425,000	5.000%, 1/1/2033, Ser. B	1,631,668
	Atlanta, GA Water & Wastewater Rev. Refg.
2,500,000	5.000%, 11/1/2031	2,954,850
	Brunswick, GA Water and Sewer Rev. Refg. and Improvement (NATL-RE Insured)
680,000	6.100%, 10/1/2019[a,c]	720,168
	Burke County Development Auth. Pollution Control Rev. (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Ser. C	6,036,780
	Cherokee County, GA Water and Sewerage (NATL-RE Insured)
1,565,000	5.500%, 8/1/2018[c]	1,611,058
	Georgia Refg. Electric Auth. Rev.
610,000	5.000%, 1/1/2035, Ser. A	687,256

	Total	15,858,755

Hawaii (1.5%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,347,466
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	1,106,020
5,395,000	5.250%, 11/15/2037	5,961,043

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Hawaii (1.5%) - continued
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
$1,600,000	5.000%, 8/1/2028, AMT	$1,776,624
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,504,900
	Honolulu, HI City & County Wastewater System Rev.
350,000	5.000%, 7/1/2036, Ser. A	409,154
	Honolulu, HI City & County Wastewater System Rev. Refg.
4,505,000	5.000%, 7/1/2036, Ser. B	5,266,390

	Total	24,371,597

Illinois (6.4%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	10,725,882
	Chicago, IL G.O. Refg.
4,000,000	5.000%, 1/1/2023, Ser. C	4,381,920
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,286,578
	Chicago, IL O’Hare International Airport Rev.
1,000,000	5.000%, 1/1/2047, Ser. G, AMT	1,118,350
1,000,000	5.000%, 1/1/2047, AMT	1,118,350
	Chicago, IL O’Hare International Airport Rev. Refg.
1,200,000	5.000%, 1/1/2029	1,402,476
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. Aa	4,712,452
1,000,000	5.000%, 10/1/2041	1,134,460
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,160,760
5,000,000	7.250%, 11/1/2038, Ser. Aa	5,302,600
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000%, 3/1/2034, Ser. A	3,874,740
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured )
2,020,000	5.250%, 11/1/2035, Ser. Ba,c	2,102,295
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
1,015,000	6.000%, 4/1/2018, Ser. Cc	1,028,692
	Illinois Sales Tax Rev. (Build Illinois) (NATL-RE Insured)
8,050,000	5.750%, 6/15/2018, 2nd Ser.[c]	8,281,840
	Illinois State Finance Auth. Rev.
700,000	5.000%, 8/1/2042, Ser. A	770,245
	Joliet Regional Port District, IL Marine Terminal Rev. Refg. (Exxon)
400,000	0.900%, 10/1/2024b	400,000
	McHenry and Lake Counties G.O. School (AGM Insured)
780,000	9.000%, 12/1/2017[a,c]	784,984
	Metropolitan Pier and Exposition Auth., IL Dedicated Tax Rev. (McCormick Place Expansion) (NATL-RE Insured)
5,695,000	5.500%, 6/15/2020[c]	5,771,996
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ac	16,521,412
3,100,000	Zero Coupon, 6/15/2024, Ser. Ac	2,530,530
2,000,000	Zero Coupon, 12/15/2024, Ser. Ac	1,601,000
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
1,740,000	6.700%, 11/1/2021, Ser. Ac	1,926,023
	State of Illinois G.O.
7,000,000	5.000%, 11/1/2023, Ser. De	7,601,440
5,000,000	5.000%, 3/1/2027	5,284,300
1,500,000	5.500%, 7/1/2033	1,627,965
1,750,000	5.500%, 7/1/2038	1,874,443
	State of Illinois G.O. Refg.
5,335,000	5.000%, 4/1/2018, Ser. A	5,409,637
	University of Illinois Auxiliary Fac. System Rev.
2,500,000	5.750%, 4/1/2038, Ser. Aa	2,661,525

	Total	102,396,895

Indiana (2.5%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Da	7,378,560
	Indiana Finance Auth. Hospital Rev. (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Ser. Aa	1,610,160
	Indiana Finance Auth. Wastewater Utility Rev. (CWA Auth., Inc.)
6,000,000	5.000%, 10/1/2041, Ser. A	6,856,680
	Indiana Health and Educational Fac. Financing Auth. Health System Rev. Refg. (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
450,000	5.250%, 5/15/2041, Ser. Ea,c	459,369
	Indiana Municipal Power Agency Power Supply System Rev.
1,750,000	5.250%, 1/1/2034, Ser. Aa	2,094,522
4,155,000	5.000%, 1/1/2042, Ser. Aa	4,698,474
	Indianapolis Local Public Improvement Bank Rev. Refg. (Waterworks)
980,000	5.750%, 1/1/2038, Ser. Aa	1,033,008
4,020,000	5.750%, 1/1/2038, Ser. A	4,228,799
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
2,850,000	5.000%, 4/1/2037, Ser. A	2,984,150
6,965,000	5.000%, 4/1/2042, Ser. A	7,255,440
	Purdue University, IN Rev. Refg.
1,500,000	5.000%, 7/1/2028, Ser. A	1,775,835

	Total	40,374,997

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Iowa (1.1%)
	Ames, IA Rev. Refg. (Mary Greeley Medical Center)
$4,430,000	5.000%, 6/15/2032	$5,117,580
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Rev.
3,165,000	5.400%, 6/1/2029[a]	3,375,568
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,337,899
	Iowa State Finance Auth. Rev. (Lifespace Communities, Inc.)
4,000,000	5.000%, 5/15/2041, Ser. A	4,461,280
	Waterloo, IA Community School District Tax Rev. Refg. (School Infrastructure Sales, Services, and Use)
3,560,000	5.000%, 7/1/2029, Ser. Aa	3,785,170

	Total	18,077,497

Kansas (0.6%)
	Kansas Development Finance Auth. Rev.
3,575,000	5.000%, 5/15/2030, Ser. S	3,770,695
	Sedgwick and Shawnee Counties, KS Single Family Mortgage Rev. (GNMA Collateralized)
20,000	6.700%, 6/1/2029, Ser. A-2	20,241
	University of Kansas Hospital Auth. Refg. Rev.
5,000,000	5.000%, 3/1/2047, Ser. A	5,708,600

	Total	9,499,536

Kentucky (1.2%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Ser. Aa	6,639,637
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. Aa	5,795,150
	Paducah, KY Electric Plant Board Rev. (AGC Insured)
2,500,000	5.250%, 10/1/2035, Ser. Aa,c	2,642,225
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
750,000	5.000%, 10/1/2035, Ser. Ac	846,510
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	3,951,667

	Total	19,875,189

Louisiana (2.6%)
	City of Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. A	5,586,550
	City of New Orleans, LA G.O. Refg.
750,000	5.000%, 12/1/2026	888,817
850,000	5.000%, 12/1/2027	1,000,509
350,000	5.000%, 12/1/2029	406,431
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	433,268
1,520,000	5.000%, 11/1/2031	1,710,395
	Louisiana Local Government Environmental Fac. & Community Development Auth. East Baton Rouge Sewer Rev.
4,900,000	5.000%, 2/1/2035, Ser. A	5,516,714
	Louisiana State Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. Ba	5,464,750
7,000,000	5.000%, 5/1/2045, Ser. Ba	7,650,650
	Louisiana State Public Fac. Auth. Rev. (University of New Orleans Research & Technology Foundation, Inc. Student Housing) (AGM Insured)
1,355,000	5.000%, 9/1/2030[c]	1,572,911
800,000	5.000%, 9/1/2031[c]	925,928
	Louisiana Utilities Rev. (Parish of St. Tammany)
2,000,000	5.500%, 8/1/2035, Ser. B	2,207,060
	New Orleans, LA Aviation Board Rev.
2,500,000	5.000%, 1/1/2040, Ser. B, AMT	2,789,350
750,000	5.000%, 1/1/2048, Ser. B, AMT	848,820
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
1,365,000	5.000%, 4/1/2030, Ser. B, AMT	1,482,677
1,500,000	5.000%, 4/1/2031, Ser. B, AMT	1,621,575
525,000	5.000%, 4/1/2033, Ser. B, AMT	563,251

	Total	40,669,656

Maryland (0.1%)
	Maryland Health & Higher Educational Fac. Auth. Rev. (Loyola University)
1,000,000	5.000%, 10/1/2045	1,137,390

	Total	1,137,390

Massachusetts (4.3%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bc	6,302,400
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046	7,394,790
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	845,423
	Massachusetts Development Finance Agency Rev. (Wellesley College)
3,000,000	5.000%, 7/1/2042, Ser. J	3,408,810
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	20,295,700
	Massachusetts Health and Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	6,951,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Massachusetts (4.3%) - continued
	Massachusetts Port Auth. Rev.
$8,300,000	5.000%, 7/1/2042, Ser. A, AMT	$9,058,703
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	7,973,157
	Massachusetts Water Pollution Abatement Trust Pool Program Refg.
5,000,000	5.000%, 8/1/2024	6,058,150

	Total	68,288,877

Michigan (2.6%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
1,270,000	5.700%, 4/1/2020	1,343,190
	Flint Hospital Building Auth. Rev. Refg. (Hurley Medical Center)
3,000,000	5.000%, 7/1/2019, Ser. B	3,096,060
	Grand Valley, MI State University General Rev. Refg.
650,000	5.000%, 12/1/2029, Ser. B	757,588
	Grand Valley, MI State University Rev.
1,850,000	5.000%, 12/1/2031, Ser. A	2,156,434
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,263,500
	Kalamazoo Hospital Finance Auth. Hospital Rev. Refg. (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Ser. Ac	3,313,245
2,210,000	5.250%, 5/15/2036[a,c]	2,426,492
1,790,000	5.250%, 5/15/2036[c]	1,912,257
	Kent County, MI G.O.
2,775,000	5.000%, 1/1/2024, AMT	3,097,843
	Michigan State Finance Auth. Rev. (Beaumont Health Credit Group)
6,000,000	5.000%, 11/1/2044	6,685,980
	Rochester Community School District, Oakland and Macomb Counties, MI School Building and Site G.O. (NATL-RE Q-SBLF Insured)
4,560,000	5.000%, 5/1/2019[c]	4,721,059

	Total	40,773,648

Minnesota (3.5%)
	Goodhue County, MN Education District No. 6051 C.O.P.
250,000	5.000%, 2/1/2029	281,923
500,000	5.000%, 2/1/2034	552,960
750,000	5.000%, 2/1/2039	821,407
	Ham Lake, MN Charter School Lease Rev. (DaVinci Academy of Arts and Science)
340,000	5.000%, 7/1/2036, Ser. A	343,550
	Minnesota Higher Education Fac. Auth. Rev. (Augsburg College)
2,500,000	5.000%, 5/1/2046, Ser. A	2,699,125
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,575,000	5.250%, 12/1/2035, Ser. H	1,657,987
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,927,548
	Minnesota Higher Education Fac. Auth. Rev. Refg. (Gustavus Adolphus College)
4,250,000	5.000%, 10/1/2047	4,841,132
	Minnesota State Municipal Power Agency Electric Rev.
200,000	5.000%, 10/1/2029	235,450
150,000	5.000%, 10/1/2030	176,273
200,000	5.000%, 10/1/2032	234,612
175,000	5.000%, 10/1/2033	204,552
1,500,000	5.000%, 10/1/2047	1,709,160
	North Oaks, MN Senior Housing Rev. Refg. (Waverly Gardens)
4,000,000	5.000%, 10/1/2047	4,330,600
	Northern Municipal Power Agency, MN Electric System Rev. (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Ser. Aa,c	2,012,860
	Rochester, MN Health Care Fac. Rev. (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,096,810
	Shakopee Independent School District No. 720 G.O. School Building Crossover Refg.
1,425,000	5.000%, 2/1/2018	1,439,079
	St. Cloud, MN Health Care Rev. Refg. (CentraCare Health System)
125,000	5.125%, 5/1/2030, Ser. A	134,883
1,915,000	5.125%, 5/1/2030, Ser. Aa	2,098,878
1,000,000	5.000%, 5/1/2046, Ser. A	1,129,220
	St. Louis Park, MN Health Care Fac. Rev. Refg. (Park Nicollet Health Services)
1,000,000	5.750%, 7/1/2030, Ser. Ca	1,030,590
5,745,000	5.750%, 7/1/2039[a]	6,174,266
	St. Paul, MN Housing & Redevelopment Auth. Health Care Fac. Rev. Refg. (HealthPartners Obligated Group)
5,945,000	5.000%, 7/1/2032, Ser. A	6,816,121
	St. Paul, MN Housing & Redevelopment Auth. Health Care Rev. Refg. (Fairview Health Services)
6,945,000	5.000%, 11/15/2047, Ser. A	7,979,874
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
1,655,000	5.000%, 8/1/2030, Ser. B	1,862,686
	Western Minnesota Municipal Power Agency Rev.
1,000,000	5.000%, 1/1/2033, Ser. A	1,152,450
1,000,000	5.000%, 1/1/2034, Ser. A	1,148,730
300,000	5.000%, 1/1/2035, Ser. A	344,064
1,000,000	5.000%, 1/1/2040, Ser. A	1,137,670
	Winona, MN Health Care Fac. Rev. Refg. (Winona Health Obligated Group)
500,000	5.000%, 7/1/2034	520,665

	Total	56,095,125

Mississippi (0.3%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,896,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Mississippi (0.3%) - continued
	Mississippi Development Bank S.O. (Desoto County Highway Construction)
$3,180,000	5.000%, 1/1/2030	$3,579,217

	Total	5,475,867

Missouri (0.4%)
	City of St. Louis, MO Airport Rev. (AGM Insured)
1,000,000	5.000%, 7/1/2047, Ser. Cc	1,147,670
	Missouri State Environmental Improvement and Energy Resources Auth. Water Pollution Rev.
175,000	5.250%, 1/1/2018	175,620
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (Lake Regional Health System)
810,000	5.000%, 2/15/2019	842,149
925,000	5.000%, 2/15/2022	1,029,553
1,680,000	5.000%, 2/15/2034	1,786,982
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
1,000,000	5.000%, 7/1/2032, AMT	1,087,770

	Total	6,069,744

Nebraska (1.5%)
	Douglas County, NE Hospital Auth. No. 3 Health Fac. Refg. Rev. (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048[a]	2,092,400
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,826,400
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. A	1,487,525
	Omaha, NE Public Power District Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,374,782
	Omaha, NE Sanitary Sewerage System Rev.
1,340,000	5.000%, 11/15/2034	1,567,143
	University of Nebraska Lincoln Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037	1,121,810
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038	3,458,334
	University of Nebraska Student Housing Rev.
1,680,000	5.000%, 5/15/2040, Ser. B	1,820,532

	Total	23,748,926

New Hampshire (0.1%)
	New Hampshire State Turnpike System Rev. Refg.
2,000,000	5.000%, 10/1/2019	2,140,600

	Total	2,140,600

New Jersey (1.4%)
	New Jersey Economic Development Auth. Rev.
1,100,000	5.000%, 6/15/2042, Ser. D	1,178,903
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. A	1,067,050
	New Jersey G.O. (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Ser. Lc	1,027,600
	New Jersey Transportation Trust Fund Auth. Rev.
1,000,000	5.250%, 6/15/2033, Ser. AA	1,106,250
1,645,000	5.250%, 6/15/2034, Ser. AA	1,809,434
	New Jersey Transportation Trust Fund Auth. Rev. Federal Highway Reimbursement Notes
10,000,000	5.000%, 6/15/2023, Ser. A-2	10,221,700
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,607,445
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	3,892,670

	Total	21,911,052

New York (6.8%)
	Buffalo & Erie County, NY Industrial Land Development Corporation Rev.
1,500,000	5.000%, 8/1/2047, Ser. A	1,553,760
	City of New York G.O.
1,920,000	5.000%, 8/1/2032, Ser. A	2,254,003
	Hudson, NY Yards Infrastructure Corporation Rev. Refg.
2,000,000	5.000%, 2/15/2042, Ser. A	2,334,360
	Metropolitan Transportation Auth. NY Rev. Refg.
2,190,000	5.000%, 11/15/2035	2,617,444
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,585,000	5.750%, 6/15/2040, Ser. A	8,831,218
2,570,000	5.750%, 6/15/2040, Ser. Aa	2,644,838
3,250,000	5.375%, 6/15/2043, Ser. EE	3,635,515
2,500,000	5.000%, 6/15/2046, Ser. B	2,908,225
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	14,264,829
15,000,000	5.000%, 11/1/2033, Ser. D-1	17,035,800
6,000,000	5.000%, 2/1/2043, Ser. A	6,957,240
	New York State Dormitory Auth. State Personal Income Tax Rev.
15,000	5.000%, 2/15/2029, Ser. Aa	15,737
235,000	5.000%, 2/15/2029, Ser. A	246,080
4,875,000	5.000%, 2/15/2029, Ser. Aa	5,114,509
5,000,000	5.000%, 3/15/2039, Ser. C	5,776,250
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	11,295,700
	New York State Urban Development Corporation State Personal Income Tax Rev. (State Fac. and Equipment)
3,870,000	5.000%, 3/15/2036, Ser. B-1[a]	4,075,071
	Port Auth. of New York & New Jersey Rev.
1,125,000	5.000%, 12/1/2024, AMT	1,320,120
2,500,000	5.000%, 9/1/2035	2,907,175
2,500,000	5.000%, 9/1/2036	2,898,650
5,000,000	5.000%, 9/1/2039	5,759,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
New York (6.8%) - continued
	Triborough NY Bridge & Tunnel Auth. Rev.
$2,550,000	5.000%, 11/15/2037, Ser. 2008B-3	$3,040,136
1,000,000	5.250%, 11/15/2045, Ser. A	1,166,880

	Total	108,653,440

North Carolina (2.0%)
	Charlotte, NC, Rev. (Charlotte Douglas International Airport)
1,500,000	5.000%, 7/1/2042, Ser. A	1,758,240
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
1,000,000	5.000%, 4/1/2032	1,136,680
1,000,000	5.000%, 4/1/2033	1,133,420
	North Carolina Eastern Municipal Power Agency Power System Rev.
7,190,000	5.250%, 1/1/2020, Ser. Aa	7,239,755
2,580,000	5.000%, 1/1/2021, Ser. Aa	2,877,474
2,000,000	5.000%, 1/1/2026, Ser. Ba	2,089,700
1,475,000	6.000%, 1/1/2026, Ser. Aa	1,753,096
	North Carolina Medical Care Commission Health System Rev. Refg. (Mission Health Combined Group)
1,000,000	5.000%, 10/1/2035	1,180,030
500,000	5.000%, 10/1/2036	588,120
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev. Refg.
925,000	5.000%, 1/1/2025, Ser. A	965,598
2,275,000	5.000%, 1/1/2025, Ser. Aa	2,377,034
360,000	5.000%, 1/1/2030, Ser. A	375,116
890,000	5.000%, 1/1/2030, Ser. Aa	929,917
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	5,287,040
	University of North Carolina at Wilmington, Rev. (Student Housing)
1,745,000	5.000%, 6/1/2022	1,999,369

	Total	31,690,589

North Dakota (0.4%)
	Grand Forks, ND Altru Health System Rev.
3,890,000	5.000%, 12/1/2042, Ser. A	4,329,492
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Ser. A	1,688,902

	Total	6,018,394

Ohio (5.5%)
	American Municipal Power Ohio, Inc. Rev. (Greenup Hydroelectric)
1,000,000	5.000%, 2/15/2041, Ser. A	1,132,390
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,315,780
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	15,836,612
	City of Toledo, OH Water System Rev. Improvements
2,455,000	5.000%, 11/15/2036	2,868,594
	City of Toledo, OH Water System Rev. Improvements and Refg.
2,500,000	5.000%, 11/15/2038	2,812,975
	County of Fairfield, OH Hospital Rev. Refg. and Improvement (Fairfield Medical Center)
3,470,000	5.250%, 6/15/2043	3,670,115
	Cuyahoga County, OH G.O. Capital Improvement and Refg.
2,540,000	5.000%, 12/1/2021, Ser. A	2,822,854
	Cuyahoga County, OH Sales Tax Rev.
1,000,000	5.000%, 12/1/2035	1,171,200
	Hamilton County, OH Health Care Improvement Rev. Refg. (Life Enriching Communities)
1,800,000	5.000%, 1/1/2046	1,922,922
	Kent State University General Receipts Rev.
1,000,000	5.000%, 5/1/2021	1,123,540
2,000,000	5.000%, 5/1/2029	2,380,640
1,500,000	5.000%, 5/1/2037, Ser. A	1,682,325
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,360,000	5.125%, 8/15/2025	1,495,905
1,750,000	5.500%, 8/15/2030	1,926,470
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,787,392
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,893,782
	Ohio Higher Educational Facility Commission Rev. Refg. (Kenyon College)
3,235,000	5.250%, 7/1/2044[a]	3,570,243
1,505,000	5.250%, 7/1/2044	1,632,458
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,647,550
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
1,080,000	6.500%, 10/1/2020, Ser. B	1,172,945
2,745,000	5.000%, 12/1/2028	3,224,716
	Ohio State Turnpike Commission Rev.
8,570,000	0.000%, 2/15/2034[d]	8,308,101
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
2,000,000	5.500%, 2/15/2024, Ser. Ac	2,394,120
10,000,000	5.500%, 2/15/2026, Ser. Ac	12,556,900

	Total	87,350,529

Oklahoma (1.2%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,973,105
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,428,430
	Oklahoma Municipal Power Auth. Power Supply System Rev.
1,620,000	6.000%, 1/1/2038, Ser. Aa	1,633,333
	Oklahoma State Turnpike Auth. Rev.
2,500,000	5.000%, 1/1/2042, Ser. A	2,881,075
	Oklahoma State Turnpike Auth. Rev. Refg.
500,000	5.000%, 1/1/2028, Ser. A	555,015

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Oklahoma (1.2%) - continued
	Oklahoma State Water Resources Board Loan Program Rev.
$2,005,000	5.000%, 10/1/2040, Ser. A	$2,331,895

	Total	19,802,853

Oregon (0.3%)
	Clackamas County, OR Hospital Fac. Auth. Rev. (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Ser. Aa	321,936
	Port of Portland, OR Rev. Refg. (Portland International Airport)
1,025,000	5.000%, 7/1/2035, Ser. 23	1,181,825
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
5,000,000	Zero Coupon, 6/15/2028, Ser. B	3,772,650

	Total	5,276,411

Pennsylvania (3.3%)
	Allegheny County Hospital Development Auth. Rev. (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Ser. B	3,071,250
2,100,000	5.625%, 8/15/2039	2,240,406
	Cumberland County, PA Municipal Auth. Rev. (Daikon Lutheran Social Ministries)
1,350,000	5.000%, 1/1/2038	1,461,254
	Cumberland County, PA Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
205,000	6.125%, 1/1/2029	214,819
1,860,000	6.125%, 1/1/2029[a]	1,966,411
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,576,122
	Pennsylvania Economic Development Financing Auth. Unemployment Compensation Rev.
3,000,000	5.000%, 7/1/2020, Ser. B	3,189,750
	Pennsylvania Turnpike Commission Turnpike Rev.
3,000,000	5.000%, 12/1/2040, Ser. B	3,418,410
4,950,000	5.000%, 12/1/2046, Ser. A-1	5,578,204
	Pennsylvania Turnpike Commission Turnpike Rev. (AGC Insured)
10,070,000	6.250%, 6/1/2038, Ser. Ca,c	10,372,201
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,440,000	6.250%, 6/1/2033, Ser. Cc	13,252,223

	Total	52,341,050

South Carolina (2.2%)
	Beaufort-Jasper Water & Sewer Auth. Rev. Refg.
330,000	5.000%, 3/1/2024, Ser. B	395,089
425,000	5.000%, 3/1/2025, Ser. B	515,721
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	7,176,025
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	11,434,014
	Greenwood County, SC Hospital Fac. Refg. Rev. (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Ser. B	1,264,794
2,890,000	5.000%, 10/1/2031, Ser. B	3,191,022
	Greenwood County, SC Hospital Fac. Rev. (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039[a]	2,428,965
	Piedmont, SC Municipal Power Agency Electric Rev. Refg. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[c]	4,586,200
	South Carolina State Public Service Auth.
305,000	5.500%, 1/1/2038, Ser. Aa	320,619
3,550,000	5.500%, 1/1/2038, Ser. Aa	3,731,796

	Total	35,044,245

South Dakota (0.3%)
	South Dakota Board Of Regents Housing & Auxiliary Fac. System Rev.
1,000,000	5.000%, 4/1/2033, Ser. B	1,159,190
	South Dakota Health & Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023[a]	1,104,250
820,000	5.000%, 9/1/2025[a]	905,485
	South Dakota Health & Educational Fac. Auth. Rev. (Sanford Health)
1,250,000	5.500%, 11/1/2040	1,328,937

	Total	4,497,862

Tennessee (0.5%)
	Jackson-Madison County General Hospital, Inc.
555,000	5.625%, 4/1/2038	564,191
1,505,000	5.625%, 4/1/2038[a]	1,533,159
930,000	5.750%, 4/1/2041	945,689
2,520,000	5.750%, 4/1/2041[a]	2,568,434
	Tennessee State School Bond Auth. Rev. (2nd Program)
500,000	5.000%, 11/1/2031	589,980
450,000	5.000%, 11/1/2032	528,750
1,275,000	5.000%, 11/1/2034	1,485,579
250,000	5.000%, 11/1/2036	288,852

	Total	8,504,634

Texas (11.1%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	1,054,240
2,000,000	6.000%, 8/15/2043	2,319,300
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
1,000,000	5.000%, 8/15/2036, Ser. Ac	1,167,720
4,605,000	5.000%, 8/15/2039[c]	5,230,037
2,000,000	5.000%, 8/15/2046, Ser. Ac	2,281,960
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. Aa	4,588,080
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,699,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Texas (11.1%) - continued
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
$10,000,000	6.375%, 2/15/2034[a,c]	$10,152,700
	Gulf Coast Waste Disposal Auth., TX Pollution Control Rev. Refg. (Exxon)
4,400,000	0.900%, 6/1/2020[b]	4,400,000
	Harris County Health Fac. Development Corporation Hospital Rev. Refg. (Memorial Hermann Healthcare System)
2,015,000	7.250%, 12/1/2035, Ser. Ba	2,147,043
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
5,800,000	0.900%, 3/1/2024[b]	5,800,000
6,000,000	0.900%, 3/1/2024[b]	6,000,000
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	0.000%, 8/15/2024[c]	6,113,660
	Harris County, TX Toll Road Rev. Refg.
5,000,000	5.000%, 8/15/2047, Ser. A	5,721,400
6,500,000	5.250%, 8/15/2047, Ser. Ba	6,712,030
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,c	14,000,500
	Lewisville Independent School District, Denton County, TX G.O. Unlimited Tax School Building and Refg. (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	5,220,393
	New Hope Cultural Education Facilities Corporation, TX Student Housing Rev. (Collegiate Housing College Station I LLC - Texas A&M University)
1,000,000	5.000%, 4/1/2029, Ser. A	1,102,150
	North East Independent School District, Bexar County, TX G.O. Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,334,300
2,000,000	5.250%, 2/1/2029[c]	2,554,320
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
4,500,000	5.125%, 12/1/2042, Ser. A	4,785,345
	North Texas Tollway Auth. System Rev.
15,000,000	5.000%, 9/1/2030, Ser. Da	17,037,000
	North Texas Tollway Auth. System Rev. Refg.
420,000	5.625%, 1/1/2033a	423,129
125,000	5.625%, 1/1/2033	125,942
455,000	5.625%, 1/1/2033, Ser. Aa	458,431
5,000,000	5.000%, 1/1/2042, Ser. B	5,505,800
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	0.000%, 1/1/2028, Ser. Dc	3,731,450
	Northside Independent School District School Building G.O. (PSF-GTD Insured)
4,375,000	1.350%, 6/1/2033[b,c]	4,381,300
	Northwest Independent School District G.O. (Denton, Tarrant and Wise Counties, TX) (PSF-GTD Insured)
5,705,000	5.000%, 2/15/2038[c]	6,536,846
	Pharr, TX Higher Education Finance Auth. Education Rev. (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Ser. Aa	2,722,375
350,000	6.500%, 8/15/2039, Ser. Aa	382,676
1,650,000	6.500%, 8/15/2039, Ser. Aa	1,804,044
	Red River Education Finance Corporation Rev. (St. Edwards University)
2,130,000	5.000%, 6/1/2046	2,371,691
	San Juan Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. Aa	2,292,740
	Socorro, TX Independent School District G.O. (PSF-GTD Insured)
75,000	5.000%, 8/15/2034	81,941
1,925,000	5.000%, 8/15/2034[a]	2,123,140
	Southwest Higher Education Auth., Inc., Higher Education Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041	1,854,751
	State of Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	16,120,774
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center)
2,640,000	5.000%, 9/1/2030	2,995,265
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center) (AGC Insured)
1,250,000	5.250%, 9/1/2026, Ser. Bc	1,327,225
2,000,000	5.250%, 9/1/2027, Ser. Bc	2,121,700
1,000,000	5.250%, 9/1/2028, Ser. Bc	1,059,470

	Total	177,841,988

Utah (1.7%)
	Riverton, UT Hospital Rev.
3,010,000	5.000%, 8/15/2041	3,173,202
	Salt Lake City, UT Airport Rev.
1,000,000	5.000%, 7/1/2042, Ser. A, AMT	1,151,260
	Utah Associated Municipal Power Systems Rev. Refg. (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027[a]	6,501,660
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
1,085,000	5.000%, 5/15/2023, Ser. A	1,275,287
3,175,000	5.000%, 5/15/2043	3,473,577
1,610,000	5.000%, 5/15/2045, Ser. A	1,802,202
7,500,000	5.000%, 5/15/2046, Ser. B	8,599,425
	Utah State Charter School Finance Auth. Charter School Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,080,200

	Total	27,056,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (99.7%)	Value
Vermont (0.3%)
	Vermont Educational & Health Buildings Financing Agency Rev. Refg. (University of Vermont Medical Center)
$3,000,000	5.000%, 12/1/2035, Ser. A	$3,402,300
1,000,000	5.000%, 12/1/2036, Ser. A	1,130,900

	Total	4,533,200

Virginia (1.8%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
1,000,000	5.000%, 5/15/2025, Ser. C	1,057,450
2,405,000	5.000%, 5/15/2044, Ser. A	2,718,083
	Fairfax County, VA Industrial Development Auth. Health Care Rev. Refg. (Inova Health System)
1,320,000	5.250%, 8/15/2019	1,388,732
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034	11,189,900
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040[a]	2,126,500
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
8,910,000	6.000%, 1/1/2037, AMT	10,073,201

	Total	28,553,866

Washington (3.4%)
	Clark County, WA Public Utility District No. 1 Electric Rev. Refg.
785,000	5.000%, 1/1/2029	929,087
	Clark County, WA Public Utility District No. 1 Generating System Rev. Refg.
2,480,000	5.000%, 1/1/2024	2,925,135
	FYI Properties Lease Rev. (State of Washington Department of Informational Services)
2,555,000	5.500%, 6/1/2034	2,712,771
	Pierce County, WA School District No. 10, Tacoma G.O. Refg.
2,170,000	5.000%, 12/1/2039	2,535,254
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
670,000	5.000%, 6/1/2019, AMT	706,917
1,000,000	5.000%, 6/1/2020, AMT	1,087,460
	Snohomish County, WA Edmonds School District No. 15 U.T.G.O.
1,000,000	5.000%, 12/1/2033	1,154,740
	State of Washington Various Purpose G.O.
5,390,000	5.000%, 8/1/2021, Ser. A	6,100,079
12,095,000	5.000%, 8/1/2030, Ser. A	14,177,275
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[a]	2,936,246
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,365,900
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[a]	5,422,624
	Washington Higher Education Fac. Auth. Rev. Refg. (Gonzaga University)
3,120,000	5.000%, 4/1/2029, Ser. Ba	3,286,608
2,205,000	5.000%, 4/1/2029, Ser. Ba	2,324,335
	Washington Higher Education Fac. Auth. Rev. Refg. (Whitworth University)
1,290,000	5.875%, 10/1/2034[a]	1,403,494
1,000,000	5.625%, 10/1/2040[a]	1,083,270

	Total	54,151,195

Wisconsin (2.5%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ac	3,370,500
	Monroe, WI Redevelopment Auth. Rev. (Monroe Clinic, Inc.)
3,520,000	5.875%, 2/15/2039[a]	3,730,707
	Wisconsin Health & Educational Fac. Auth. Rev. (Marquette University)
1,125,000	5.000%, 10/1/2033, Ser. B-1[a]	1,215,855
	Wisconsin Health & Educational Fac. Auth. Rev. (Marshfield Clinic Health Systems)
2,000,000	5.000%, 2/15/2046, Ser. A	2,203,480
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,335,000	5.500%, 12/15/2038, Ser. A	5,652,753
1,195,000	5.000%, 12/15/2039	1,315,157
2,500,000	5.000%, 12/15/2044	2,726,550
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,582,126
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	9,016,320

	Total	39,813,448

Wyoming (0.4%)
	Wyoming Municipal Power Agency Power Supply System Rev.
3,270,000	5.375%, 1/1/2042, Ser. Aa	3,293,315
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
2,175,000	5.750%, 10/1/2020	2,303,064

	Total	5,596,379

	Total Long-Term Fixed Income (cost $1,503,957,802)	1,592,128,540

	Total Investments (cost $1,503,957,802) 99.7%	$1,592,128,540

	Other Assets and Liabilities, Net 0.3%	4,085,393

	Total Net Assets 100.0%	$1,596,213,933

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2017

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b	Denotes variable rate securities. The rate shown is as of October 31, 2017.
c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Municipal Bond Fund as of October 31, 2017 was $3,278,260 or 0.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

Security	Acquisition Date	Cost
Denver, CO Health & Hospital Auth. Healthcare Rev. Refg., 12/1/2034	8/23/2017	$1,661,210
Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood), 12/1/2022	1/23/2013	528,663
Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood), 12/1/2021	1/23/2013	1,052,684

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Company
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
BAM	-	Build America Mutual
C.O.P.	-	Certificate of Participation
CR	-	Custodian Receipts
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O.	-	Unlimited Tax General Obligation

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (31.2%)[a]	Value
Basic Materials (1.9%)
	Arch Coal, Inc., Term Loan	$1,047,124
$1,037,393	4.492%, (LIBOR 1M + 3.250%), 3/7/2024
	Big River Steel, LLC, Term Loan
1,040,000	6.333%, (LIBOR 3M + 5.000%), 8/15/2023[b]	1,058,200
	Chemours Company, Term Loan
1,310,119	3.750%, (LIBOR 1M + 2.500%), 5/12/2022	1,320,495
	CONSOL Mining Corporation, Term Loan
1,040,000	0.000%, (LIBOR 3M + 6.000%), 10/30/2022[b,c,d]	1,034,800
	Contura Energy, Inc., Term Loan
1,741,150	6.280%, (LIBOR 2M + 5.000%), 3/17/2024	1,722,659
	Peabody Energy Corporation, Term Loan
1,643,553	4.742%, (LIBOR 1M + 3.500%), 3/31/2022	1,654,335
	Tronox Finance, LLC, Term Loan
716,512	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	722,187
1,653,488	4.323%, (LIBOR 3M + 3.000%), 9/14/2024	1,666,584

	Total	10,226,384

Capital Goods (2.1%)
	Advanced Disposal Services, Inc., Term Loan
1,074,351	3.952%, (LIBOR 1W + 2.750%), 11/10/2023	1,083,483
	Berry Plastics Corporation, Term Loan
1,149,020	3.488%, (LIBOR 1M + 2.250%), 2/8/2020	1,154,477
530,000	3.488%, (LIBOR 1M + 2.250%), 1/6/2021	532,401
1,738,133	3.488%, (LIBOR 1M + 2.250%), 1/19/2024	1,743,295
	Cortes NP Intermediate Holding II Corporation, Term Loan
3,365,000	5.689%, (LIBOR 1M + 4.000%), 11/30/2023	3,388,151
	Reynolds Group Holdings, Inc., Term Loan
816,765	3.992%, (LIBOR 1M + 2.750%), 2/5/2023	821,356
	Sterigenics-Nordion Holdings, LLC, Term Loan
2,288,500	4.242%, (LIBOR 1M + 3.000%), 5/15/2022	2,288,500

	Total	11,011,663

Communications Services (9.9%)
	Altice Financing SA, Term Loan
895,500	4.109%, (LIBOR 3M + 2.750%), 7/15/2025	895,124
40,000	0.000%, (LIBOR 3M + 2.750%), 10/6/2026[c,d]	40,000
	Altice US Finance I Corporation, Term Loan
1,122,188	3.492%, (LIBOR 1M + 2.250%), 7/14/2025	1,120,313
	Atlantic Broadband Penn, LLC, Term Loan
512,833	3.742%, (LIBOR 1M + 2.500%), 11/30/2019	513,156
	Beasley Broadcast Group, Inc., Term Loan
786,566	7.237%, (LIBOR 1W + 6.000%), 11/1/2023	793,449
	Birch Communication Inc., Term Loan
1,612,523	8.600%, (LIBOR 3M + 7.250%), 7/18/2020	1,473,846
	CBS Radio, Inc., Term Loan
1,014,921	4.738%, (LIBOR 1M + 3.500%), 10/17/2023	1,021,011
	Cengage Learning Acquisitions, Term Loan
2,186,793	5.485%, (LIBOR 1M + 4.250%), 6/7/2023	2,045,330
	CenturyLink, Inc., Term Loan
2,155,000	2.750%, (LIBOR 1M + 2.750%), 1/31/2025[c,d]	2,126,274
	Charter Communications Operating, LLC, Term Loan
466,347	3.250%, (LIBOR 1M + 2.000%), 7/1/2020	468,418
461,386	3.250%, (LIBOR 1M + 2.000%), 1/3/2021	463,176
869,374	3.500%, (LIBOR 1M + 2.250%), 1/15/2024	875,581
	Coral-US Co-Borrower, LLC, Term Loan
4,375,000	4.742%, (LIBOR 1M + 3.500%), 11/19/2024	4,390,706
	CSC Holdings, LLC, Term Loan
1,487,525	3.489%, (LIBOR 1M + 2.250%), 7/17/2025	1,485,130
	Frontier Communications Corporation, Term Loan
1,920,187	4.990%, (LIBOR 1M + 3.750%), 6/1/2024	1,825,196
	Hargray Merger Subsidiary Corporation, Term Loan
1,203,212	4.242%, (LIBOR 1M + 3.000%), 3/24/2024[c,d]	1,206,726
	Intelsat Jackson Holdings SA, Term Loan
600,000	4.071%, (LIBOR 3M + 2.750%), 6/30/2019	597,912
	Level 3 Financing, Inc., Term Loan
2,765,000	3.489%, (LIBOR 1M + 2.250%), 2/22/2024	2,774,373
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	4.859%, (LIBOR 3M + 3.500%), 1/7/2022	2,105,808
445,000	8.109%, (LIBOR 3M + 6.750%), 7/7/2023[b]	437,212

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (31.2%)[a]	Value
Communications Services (9.9%) - continued
	LTS Buyer, LLC, Term Loan
$2,069,797	6.500%, (LIBOR 1M + 3.250%), 4/13/2020	$2,073,688
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,274,844	5.242%, (LIBOR 1M + 4.000%), 5/4/2022	3,265,969
	Mediacom Illinois, LLC, Term Loan
796,000	3.460%, (LIBOR 1W + 2.250%), 2/15/2024	797,743
	NEP/NCP Holdco, Inc., Term Loan
2,328,150	4.492%, (LIBOR 1M + 3.250%), 7/21/2022	2,335,437
	New LightSquared, Term Loan
509,878	20.134%,PIK 9.97%, (LIBOR 3M + 8.750%), 12/7/2020[e]	488,688
	Raycom TV Broadcasting, LLC, Term Loan
1,445,000	3.988%, (LIBOR 1M + 2.750%), 8/18/2024	1,455,837
	SBA Senior Finance II, LLC, Term Loan
720,763	3.500%, (LIBOR 1M + 2.250%), 3/24/2021	723,567
371,450	3.500%, (LIBOR 1M + 2.250%), 6/10/2022	372,483
	SFR Group SA, Term Loan
810,925	4.130%, (LIBOR 3M + 2.750%), 6/22/2025	809,190
	Sprint Communications, Inc., Term Loan
3,273,550	3.750%, (LIBOR 1M + 2.500%), 2/2/2024	3,284,451
	TNS, Inc., Term Loan
1,485,000	0.000%, (LIBOR 1M + 4.000%), 8/14/2022[c,d]	1,488,341
	Unitymedia Finance, LLC, Term Loan
1,840,000	0.000%, (LIBOR 3M + 2.250%), 1/20/2026[c,d]	1,835,400
	Univision Communications, Inc., Term Loan
1,890,641	3.992%, (LIBOR 1M + 2.750%), 3/15/2024	1,883,551
	Virgin Media Bristol, LLC, Term Loan
1,635,000	3.989%, (LIBOR 1M + 2.750%), 1/31/2025	1,641,131
	WideOpenWest Finance, LLC, Term Loan
2,910,000	4.487%, (LIBOR 1M + 3.250%), 8/6/2023	2,913,637

	Total	52,027,854

Consumer Cyclical (4.0%)
	Amaya Holdings BV, Term Loan
2,370,885	4.833%, (LIBOR 3M + 3.500%), 8/1/2021	2,386,509
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,452,028	3.990%, (LIBOR 1M + 2.750%), 7/29/2021	1,453,393
	Ceridian HCM Holding, Inc., Term Loan
831,211	4.739%, (LIBOR 1M + 3.500%), 9/15/2020	831,211
	Eldorado Resorts, Inc., Term Loan
517,958	3.500%, (LIBOR 1M + 2.250%), 4/17/2024	518,605
	Four Seasons Hotels, Ltd., Term Loan
1,532,281	3.742%, (LIBOR 1M + 2.500%), 11/30/2023	1,542,440
	Golden Entertainment, Inc., Term Loan
2,625,000	4.240%, (LIBOR 3M + 3.000%), 8/15/2024	2,626,103
410,000	0.000%, (LIBOR 3M + 7.000%), 8/15/2025[c,d]	413,075
	Golden Nugget, Inc., Term Loan
2,119,643	4.526%, (LIBOR 1M + 3.250%), 10/4/2023	2,140,543
	IMG Worldwide, Inc., Term Loan
466,667	8.630%, (LIBOR 3M + 7.250%), 5/6/2022[b]	469,000
	KAR Auction Services, Inc., Term Loan
827,497	3.875%, (LIBOR 3M + 2.500%), 3/9/2023	833,017
	Michaels Stores, Inc., Term Loan
399,446	3.990%, (LIBOR 1M + 2.750%), 1/28/2023	399,546
	Mohegan Tribal Gaming Authority, Term Loan
2,139,845	5.242%, (LIBOR 1M + 4.000%), 10/13/2023[c,d]	2,162,912
	Scientific Games International, Inc., Term Loan
4,245,000	4.516%, (LIBOR 1M + 3.250%), 8/14/2024	4,292,162
	Seminole Hard Rock Entertainment, Inc., Term Loan
912,720	4.083%, (LIBOR 3M + 2.750%), 5/14/2020	915,385

	Total	20,983,901

Consumer Non-Cyclical (4.4%)
	Air Medical Group Holdings, Inc., Term Loan
3,937,452	5.239%, (LIBOR 1M + 4.000%), 4/28/2022	3,952,217
495,000	0.000%, (LIBOR 1M + 4.000%), 9/26/2024[c,d]	497,168
	Albertson’s, LLC, Term Loan
1,405,615	4.330%, (LIBOR 3M + 3.000%), 12/21/2022	1,359,778
1,685,064	4.317%, (LIBOR 3M + 3.000%), 6/22/2023	1,631,007
	CHS/Community Health Systems, Inc., Term Loan
528,373	4.067%, (LIBOR 3M + 2.750%), 12/31/2019	515,677
1,154,856	4.317%, (LIBOR 3M + 3.000%), 1/27/2021	1,116,145

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (31.2%)[a]	Value
Consumer Non-Cyclical (4.4%) - continued
	Diversey BV, Term Loan
$1,510,000	4.316%, (LIBOR 3M + 3.000%), 7/25/2024	$1,515,934
	Endo Luxembourg Finance Company I SARL., Term Loan
1,231,913	5.500%, (LIBOR 1M + 4.250%), 4/27/2024	1,247,927
	Grifols Worldwide Operations USA, Inc., Term Loan
1,368,125	3.452%, (LIBOR 1W + 2.250%), 1/23/2025	1,372,462
	JBS USA LUX SA, Term Loan
3,198,925	3.739%, (LIBOR 1M + 2.500%), 10/30/2022	3,128,965
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,842,976	5.083%, (LIBOR 3M + 3.750%), 6/30/2021	1,851,436
	Revlon Consumer Products Corporation, Term Loan
1,303,616	4.742%, (LIBOR 1M + 3.500%), 9/7/2023	1,122,739
	Valeant Pharmaceuticals International, Inc., Term Loan
3,448,579	5.990%, (LIBOR 1M + 4.750%), 4/1/2022	3,524,034

	Total	22,835,489

Energy (0.8%)
	Houston Fuel Oil Terminal, LLC, Term Loan
1,990,552	4.830%, (LIBOR 3M + 3.500%), 8/19/2021	1,999,270
	MEG Energy Corporation, Term Loan
885,550	4.833%, (LIBOR 3M + 3.500%), 12/31/2023	887,879
	MRC Global US, Inc., Term Loan
760,000	4.742%, (LIBOR 1M + 3.500%), 9/15/2024[b]	769,500
	Pacific Drilling SA, Term Loan
2,187,887	4.875%, (LIBOR 3M + 3.500%), 6/3/2018	713,405

	Total	4,370,054

Financials (3.1%)
	ASP AMC Merger Sub, Inc., Term Loan
2,635,619	4.833%, (LIBOR 3M + 3.500%), 4/13/2024	2,629,030
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,239,387	3.489%, (LIBOR 1M + 2.250%), 4/3/2022	2,256,048
	Colorado Buyer, Inc., Term Loan
384,038	4.310%, (LIBOR 3M + 3.000%), 5/1/2024	386,918
235,000	8.570%, (LIBOR 3M + 7.250%), 5/1/2025	238,330
	Delos Finance SARL, Term Loan
915,000	3.333%, (LIBOR 2M + 2.000%), 10/6/2023	921,432
	Digicel International Finance, Ltd., Term Loan
820,000	5.070%, (LIBOR 3M + 3.750%), 5/10/2024	826,355
	Ineos Finance, LLC, Term Loan
2,335,957	3.941%, (LIBOR 1M + 2.750%), 3/31/2022	2,337,055
3,320,000	0.000%, (LIBOR 3M + 2.000%), 3/31/2024[c,d]	3,322,092
	MoneyGram International, Inc., Term Loan
1,545,597	4.583%, (LIBOR 3M + 3.250%), 3/28/2020	1,543,665
	TransUnion, LLC, Term Loan
1,585,000	3.242%, (LIBOR 1M + 2.000%), 4/9/2023	1,589,454

	Total	16,050,379

Technology (3.0%)
	First Data Corporation, Term Loan
3,613,275	3.738%, (LIBOR 1M + 2.500%), 4/26/2024	3,627,475
	Harland Clarke Holdings Corporation, Term Loan
1,041,992	7.333%, (LIBOR 3M + 6.000%), 12/31/2021	1,041,669
1,155,438	6.833%, (LIBOR 3M + 5.500%), 2/9/2022[c,d]	1,155,231
2,295,000	0.000%, (LIBOR 3M + 4.750%), 10/31/2023[c,d]	2,303,606
	Micron Technology, Inc., Term Loan
995,000	0.000%, (LIBOR 3M + 2.000%), 4/26/2022[c,d]	1,004,124
	ON Semiconductor Corporation, Term Loan
465,272	3.492%, (LIBOR 1M + 2.250%), 3/31/2023	467,259
	Rackspace Hosting, Inc., Term Loan
1,810,463	4.311%, (LIBOR 2M + 3.000%), 11/3/2023	1,809,340
	Syniverse Holdings, Inc., Term Loan
1,290,000	4.242%, (LIBOR 1M + 3.000%), 4/23/2019	1,254,886
	Western Digital Corporation, Term Loan
2,922,913	3.990%, (LIBOR 1M + 2.750%), 4/29/2023	2,931,681

	Total	15,595,271

Transportation (0.9%)
	Arctic LNG Carriers, Ltd., Term Loan
2,982,525	5.742%, (LIBOR 1M + 4.500%), 5/18/2023	3,008,622
	OSG Bulk Ships, Inc., Term Loan
537,265	5.570%, (LIBOR 3M + 4.250%), 8/5/2019[c,d]	517,117
	XPO Logistics, Inc., Term Loan
1,390,000	3.599%, (LIBOR 3M + 2.250%), 10/30/2021	1,397,548

	Total	4,923,287

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

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Schedule of Investments as of October 31, 2017

Principal Amount	Bank Loans (31.2%)[a]	Value
Utilities (1.1%)
	Calpine Corporation, Term Loan
$1,880,760	4.090%, (LIBOR 3M + 2.750%), 1/15/2024	$1,888,978
	EnergySolutions, LLC, Term Loan
737,500	6.090%, (LIBOR 3M + 4.750%), 5/29/2020[b]	752,250
	HD Supply Waterworks, Term Loan
1,215,000	4.455%, (LIBOR 6M + 3.000%), 7/21/2024	1,222,594
	Intergen NV, Term Loan
967,013	5.840%, (LIBOR 3M + 4.500%), 6/13/2020	966,607
	Talen Energy Supply, LLC, Term Loan
969,652	5.242%, (LIBOR 1M + 4.000%), 7/6/2023	965,716

	Total	5,796,145

	Total Bank Loans (cost $164,999,614)	163,820,427

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Asset-Backed Securities (4.5%)
	ALM XI Ltd.
950,000	4.603%, (LIBOR 3M + 3.250%), 10/17/2026, Ser. 2014-11A, Class CR*,f	951,994
	Apidos CLO XVIII
575,000	4.613%, (LIBOR 3M + 3.250%), 7/22/2026, Ser. 2014-18A, Class CR*,f	576,147
	Asset Backed Securities Corporation Home Equity Loan Trust
615,722	1.378%, (LIBOR 1M + 0.140%), 7/25/2036, Ser. 2006-HE5, Class A4[f]	602,787
	BlueMountain CLO, Ltd.
1,275,000	4.559%, (LIBOR 3M + 3.200%), 10/15/2026, Ser. 2014-3A, Class CR*,f	1,277,368
	CLUB Credit Trust
750,000	3.170%, 4/17/2023, Ser. 2017-NP1, Class B*	752,186
	College Ave Student Loans, LLC
842,115	2.888%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1*,f	856,361
	Credit Based Asset Servicing and Securitization, LLC
620,723	3.426%, 12/25/2036, Ser. 2006-CB2, Class AF2[g]	518,162
	DRB Prime Student Loan Trust
365,296	2.890%, 6/25/2040, Ser. 2016-B, Class A2[h]	366,236
	Earnest Student Loan Program, LLC
684,288	2.680%, 7/25/2035, Ser. 2016-C, Class A2[h]	681,354
	First Horizon ABS Trust
138,599	1.398%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Af,i	135,919
	GMAC Mortgage Corporation Loan Trust
374,242	1.738%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[f,i]	381,856
185,087	3.875%, 9/19/2035, Ser. 2005-AR5, Class 5A1[f]	173,527
498,679	1.418%, (LIBOR 1M + 0.180%), 12/25/2036, Ser. 2006-HE4, Class A1[f,i]	481,916
	J.P. Morgan Mortgage Acquisition Trust
425,412	4.462%, 3/25/2047, Ser. 2007-HE1, Class AF4[g]	312,915
	Lehman XS Trust
525,157	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bg	451,231
	Lendmark Funding Trust
900,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ah	900,682
	Madison Park Funding XIV, Ltd.
1,250,000	4.613%, (LIBOR 3M + 3.250%), 7/20/2026, Ser. 2014-14A, Class DR*,[f]	1,252,849
	Mariner Finance Issuance Trust
900,000	3.620%, 2/20/2029, Ser. 2017-AA, Class A*	903,454
	Marlette Funding Trust
573,881	2.827%, 3/15/2024, Ser. 2017-AA, Class Ah	575,936
	Merrill Lynch Mortgage Investors Trust
861,354	3.130%, 6/25/2035, Ser. 2005-A5, Class M1[f]	758,744
	Murray Hill Marketplace Trust
56,325	4.190%, 11/25/2022, Ser. 2016-LC1, Class A*	56,504
	NRZ Advance Receivables Trust Advance Receivables Backed
500,000	2.751%, 6/15/2049, Ser. 2016-T1, Class AT1*	495,645
	Oak Hill Advisors Residential Loan Trust
1,039,188	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1*,g	1,038,958
	Octagon Investment Partners XX, Ltd.
850,000	4.859%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DR*,f	851,516
	Preston Ridge Partners Mortgage Trust, LLC
570,552	4.250%, 1/25/2022, Ser. 2017-1A, Class A1*,g	571,809
	Pretium Mortgage Credit Partners, LLC
641,369	3.250%, 3/28/2057, Ser. 2017-NPL2, Class A1[g,h]	643,738
	Renaissance Home Equity Loan Trust
1,238,013	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[g]	872,615
924,172	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[g]	526,893

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Asset-Backed Securities (4.5%) - continued
	SoFi Consumer Loan Program, LLC
$610,264	3.050%, 12/26/2025, Ser. 2016-3, Class Ah	$615,321
525,537	3.280%, 1/26/2026, Ser. 2017-1, Class Ah	531,894
	Upstart Securitization Trust
802,842	2.639%, 6/20/2024, Ser. 2017-1, Class A*	802,006
	US Residential Opportunity Fund Trust
670,155	3.475%, 7/27/2036, Ser. 2016-1III, Class A*,g	669,720
	Vericrest Opportunity Loan Transferee
233,555	3.500%, 2/25/2047, Ser. 2017-NPL1, Class A1[g,h]	234,864
475,465	3.375%, 4/25/2047, Ser. 2017-NPL4, Class A1[g,h]	478,661
	Voya CLO 4, Ltd.
1,050,000	4.359%, (LIBOR 3M + 3.000%), 10/14/2026, Ser. 2014-4A, Class CR*,f	1,053,480
	Wachovia Asset Securitization, Inc.
1,041,232	1.378%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class A*,f,i	912,798
	Wells Fargo Home Equity Trust
550,486	1.738%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1f	511,550

	Total	23,779,596

Basic Materials (1.4%)
	Alcoa Nederland Holding BV
550,000	6.750%, 9/30/2024[h]	611,336
	Anglo American Capital plc
234,000	4.125%, 9/27/2022[h]	244,841
620,000	4.750%, 4/10/2027[h]	655,355
	ArcelorMittal SA
675,000	6.000%, 3/1/2021	739,125
	BWAY Holding Company
555,000	5.500%, 4/15/2024[h]	577,894
	CF Industries, Inc.
645,000	3.450%, 6/1/2023[j]	636,937
	Dow Chemical Company
136,000	8.550%, 5/15/2019	149,325
	EI du Pont de Nemours & Company
233,000	2.200%, 5/1/2020	233,846
	First Quantum Minerals, Ltd.
559,000	7.000%, 2/15/2021[h]	579,962
	FMG Resources Property, Ltd.
585,000	5.125%, 5/15/2024[h]	601,819
	Kinross Gold Corporation
117,000	5.125%, 9/1/2021	124,312
	LyondellBasell Industries NV
140,000	5.000%, 4/15/2019	144,809
	Peabody Securities Finance Corporation
535,000	6.375%, 3/31/2025[h]	551,719
	Sherwin-Williams Company
232,000	2.250%, 5/15/2020	232,503
	Trinseo Materials Operating SCA
615,000	5.375%, 9/1/2025[h]	647,288
	Vale Overseas, Ltd.
207,000	5.875%, 6/10/2021	226,665
	Xstrata Finance Canada, Ltd.
175,000	4.950%, 11/15/2021[h]	189,175

	Total	7,146,911

Capital Goods (1.8%)
	AECOM
775,000	5.875%, 10/15/2024	855,213
	Ashtead Capital, Inc.
495,000	4.125%, 8/15/2025[h]	498,713
	Bombardier, Inc.
520,000	7.500%, 3/15/2025[h]	536,900
	Building Materials Corporation of America
825,000	6.000%, 10/15/2025[h]	892,031
	Caterpillar Financial Services Corporation
188,000	1.850%, 9/4/2020	186,868
	Cemex SAB de CV
830,000	5.700%, 1/11/2025[h]	873,575
	Cintas Corporation No. 2
174,000	2.900%, 4/1/2022	176,676
	CNH Industrial Capital, LLC
1,000,000	4.375%, 11/6/2020	1,047,500
	Crown Americas Capital Corporation IV
675,000	4.500%, 1/15/2023	702,742
	Crown Cork & Seal Company, Inc.
530,000	7.375%, 12/15/2026	622,750
	General Electric Company
260,000	5.000%, 1/21/2021f,[k]	270,642
	L3 Technologies, Inc.
195,000	4.950%, 2/15/2021	208,926
	Lockheed Martin Corporation
160,000	2.500%, 11/23/2020	161,999
	Owens-Brockway Glass Container, Inc.
540,000	5.000%, 1/15/2022[h]	571,050
	Rockwell Collins, Inc.
174,000	1.950%, 7/15/2019	174,030
	Roper Industries, Inc.
215,000	2.050%, 10/1/2018	215,513
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	60,571
	Textron Financial Corporation
400,000	3.050%, (LIBOR 3M + 1.735%), 2/15/2042[f,h]	348,000
	United Rentals North America, Inc.
855,000	5.500%, 7/15/2025	913,781

	Total	9,317,480

Collateralized Mortgage Obligations (7.0%)
	AJAX Mortgage Loan Trust
	3.470%, 4/25/2057, Ser.
785,162	2017-A, Class A*,g	789,207

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Collateralized Mortgage Obligations (7.0%) - continued
	American Home Mortgage Assets Trust
$649,176	1.428%, (LIBOR 1M + 0.190%), 12/25/2046, Ser. 2006-6, Class A1Af	$539,364
640,694	1.428%, (LIBOR 1M + 0.190%), 6/25/2047, Ser. 2007-5, Class A1[f]	515,735
	Angel Oak Mortgage Trust
172,149	4.500%, 11/25/2045, Ser. 2015-1, Class A*,g	171,835
	Banc of America Alternative Loan Trust
492,861	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	435,472
420,768	2.038%, (LIBOR 1M + 0.800%), 5/25/2046, Ser. 2006-4, Class 3CB1[f]	320,975
	Banc of America Mortgage Securities, Inc.
219,061	3.595%, 9/25/2035, Ser. 2005-H, Class 2A1[f]	213,101
	Banc of America Mortgage Trust
194,744	3.713%, 7/25/2035, Ser. 2005-F, Class 2A2[f]	181,848
	BCAP, LLC Trust
691,201	1.418%, (LIBOR 1M + 0.180%), 3/25/2037, Ser. 2007-AA1, Class 2A1[f]	650,573
	Bear Stearns ALT-A Trust
456,075	3.585%, 10/25/2033, Ser. 2003-3, Class 5Af	455,163
152,070	3.767%, 6/25/2034, Ser. 2004-5, Class 3A1[f]	155,391
	Bear Stearns ARM Trust
693,218	3.587%, 2/25/2035, Ser. 2004-12, Class 3A1[f]	691,503
	CHL Mortgage Pass-Through Trust
211,613	6.250%, 9/25/2036, Ser. 2006-13, Class 1A15	184,777
321,686	6.000%, 4/25/2037, Ser. 2007-3, Class A33	283,731
482,529	6.000%, 4/25/2037, Ser. 2007-3, Class A18	425,597
	CitiMortgage Alternative Loan Trust
283,643	5.750%, 4/25/2037, Ser. 2007-A4, Class 1A5	249,864
	COLT Mortgage Loan Trust
391,313	2.750%, 9/25/2046, Ser. 2016-2, Class A1*,f	396,699
	Countrywide Alternative Loan Trust
21,887	5.500%, 5/25/2035, Ser. 2005-J3, Class 2A13	21,857
760,000	5.500%, 5/25/2035, Ser. 2005-J3, Class 1A5	693,100
388,056	5.750%, 5/25/2036, Ser. 2006-6CB, Class 2A16	291,369
369,968	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	251,956
740,247	6.000%, 11/25/2036, Ser. 2006-33CB, Class 2A1	638,537
496,232	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	482,991
377,489	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	316,513
284,221	7.000%, 10/25/2037, Ser. 2007-24, Class A10	170,759
	Countrywide Home Loan Mortgage Pass Through Trust
280,984	3.435%, 11/25/2035, Ser. 2005-22, Class 2A1[f]	249,071
	Countrywide Home Loans, Inc.
221,257	3.245%, 3/20/2036, Ser. 2006-HYB1, Class 1A1[f]	190,707
	Credit Suisse First Boston Mortgage Securities Corporation
198,911	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	193,324
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
390,423	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[f]	400,237
301,559	1.714%, (12 MTA + 0.770%), 4/25/2047, Ser. 2007-OA2, Class A1[f]	279,008
559,185	1.458%, (LIBOR 1M + 0.220%), 8/25/2047, Ser. 2007-OA5, Class A1Bf	522,877
	First Horizon Alternative Mortgage Securities Trust
661,277	3.221%, 7/25/2035, Ser. 2005-AA5, Class 2A1[f]	649,284
	GCAT, LLC
603,959	3.375%, 3/25/2047, Ser. 2017-1, Class A1*,g	605,921
	GMAC Mortgage Corporation Loan Trust
354,642	3.743%, 5/25/2035, Ser. 2005-AR2, Class 4Af	336,492
	Greenpoint Mortgage Funding Trust
	1.438%, (LIBOR 1M + 0.200%), 10/25/2045, Ser.
284,739	2005-AR4, Class G41Bf	246,252
	HarborView Mortgage Loan Trust
426,885	3.562%, 7/19/2035, Ser. 2005-4, Class 3A1[f]	376,862
247,402	3.698%, 12/19/2035, Ser. 2005-14, Class 3A1Af	244,598
	IndyMac INDA Mortgage Loan Trust
794,215	3.389%, 8/25/2036, Ser. 2006-AR1, Class A1[f]	758,401
	IndyMac INDX Mortgage Loan Trust
446,787	3.341%, 10/25/2035, Ser. 2005-AR19, Class A1[f]	414,969
644,213	1.448%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bf	593,329
	J.P. Morgan Alternative Loan Trust
1,007,694	3.421%, 3/25/2036, Ser. 2006-A1, Class 2A1[f]	919,334
519,066	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	463,703
	J.P. Morgan Mortgage Trust
390,986	3.573%, 7/25/2035, Ser. 2007-A1, Class 2A1[f]	391,304

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Collateralized Mortgage Obligations (7.0%) - continued
$309,590	3.566%, 8/25/2035, Ser. 2005-A5, Class 1A2[f]	$308,385
287,588	3.566%, 10/25/2036, Ser. 2006-A6, Class 1A2[f]	268,341
331,419	3.538%, 1/25/2037, Ser. 2006-A7, Class 2A2[f]	332,789
	Lehman Mortgage Trust
151,384	6.000%, 1/25/2036, Ser. 2005-3, Class 2A7	139,635
	Master Asset Securitization Trust
332,014	1.738%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[f]	173,276
	Merrill Lynch Mortgage Investors Trust
556,293	6.250%, 8/25/2036, Ser. 2006-AF1, Class AF2A	441,123
	Mill City Mortgage Loan Trust
970,825	2.750%, 11/25/2058, Ser. 2017-1, Class A1[f,h]	974,499
	Morgan Stanley Mortgage Loan Trust
385,666	3.684%, 11/25/2035, Ser. 2005-6AR, Class 5A1[f]	310,649
	MortgageIT Trust
560,038	1.498%, (LIBOR 1M + 0.260%), 12/25/2035, Ser. 2005-5, Class A1[f]	559,144
558,331	1.438%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[f]	509,206
	Popular ABS Mortgage Pass-Through Trust
900,000	4.182%, 11/25/2035, Ser. 2005-5, Class AF4[g]	900,403
	Preston Ridge Partners Mortgage Trust, LLC
790,433	3.470%, 9/25/2022, Ser. 2017-2A, Class A1*,g	788,931
	Pretium Mortgage Credit Partners, LLC
883,005	3.500%, 4/29/2032, Ser. 2017-NPL1, Class A1*,g	887,316
	Residential Accredit Loans, Inc. Trust
446,646	5.500%, 2/25/2035, Ser. 2005-QS2, Class A1	439,870
240,664	4.280%, 9/25/2035, Ser. 2005-QA10, Class A31[f]	202,644
536,153	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	522,726
339,095	1.458%, (LIBOR 1M + 0.220%), 7/25/2036, Ser. 2006-QA5, Class 1A3[f]	234,635
610,550	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	571,263
456,533	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	437,097
	Residential Asset Securitization Trust
437,442	6.228%, 8/25/2022, Ser. 2007-A8, Class 3A1[f]	376,854
	Residential Funding Mortgage Security I Trust
433,992	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	410,129
	Sequoia Mortgage Trust
700,125	3.631%, 9/20/2046, Ser. 2007-1, Class 4A1[f]	583,632
	Structured Adjustable Rate Mortgage Loan Trust
231,974	3.231%, 1/25/2035, Ser. 2004-19, Class 2A2	225,006
350,463	3.567%, 7/25/2035, Ser. 2005-15, Class 4A1[f]	304,968
	Structured Asset Mortgage Investments, Inc.
879,638	1.548%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[f]	787,855
	Sunset Mortgage Loan Company, LLC
235,506	4.459%, 9/18/2045, Ser. 2015-NPL1, Class A*,g	235,788
182,015	3.844%, 7/16/2047, Ser. 2016-NPL1, Class A*,g	182,074
	WaMu Mortgage Pass Through Certificates
509,767	3.169%, 8/25/2036, Ser. 2006-AR8, Class 3A2[f]	484,628
479,407	2.613%, 1/25/2037, Ser. 2006-AR18, Class 1A1[f]	440,987
148,834	3.221%, 8/25/2046, Ser. 2006-AR8, Class 1A1[f]	140,113
607,152	1.904%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Af	548,436
1,111,940	1.824%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Af	996,014
821,445	1.674%, (12 MTA + 0.730%), 1/25/2047, Ser. 2006-AR19, Class 1A1Af	795,292
535,537	1.684%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Af	456,434
	Washington Mutual Mortgage Pass Through Certificates Trust
533,208	1.694%, (12 MTA + 0.750%), 2/25/2047, Ser. 2007-OA3, Class 2Af	431,169
	Wells Fargo Commercial Mortgage Trust
1,155,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	1,184,851
	Wells Fargo Mortgage Backed Securities Trust
257,000	3.243%, 3/25/2036, Ser. 2006-AR6, Class 3A1[f]	246,839
744,714	3.257%, 3/25/2036, Ser. 2006-AR2, Class 2A1[f]	752,967
309,719	3.339%, 7/25/2036, Ser. 2006-AR10, Class 2A1[f]	307,344
407,425	3.624%, 10/25/2036, Ser. 2006-AR14, Class 2A3[f]	384,121
102,055	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	101,556

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Collateralized Mortgage Obligations (7.0%) - continued
$113,955	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	$114,566

	Total	36,857,145

Communications Services (2.5%)
	Altice US Finance I Corporation
575,000	5.500%, 5/15/2026[h]	598,000
	AMC Networks, Inc.
855,000	5.000%, 4/1/2024	870,497
	America Movil SAB de CV
134,000	5.000%, 10/16/2019	141,317
	American Tower Corporation
170,000	2.800%, 6/1/2020	172,354
	AT&T, Inc.
171,000	5.875%, 10/1/2019	183,087
117,000	5.200%, 3/15/2020	125,589
165,000	2.263%, (LIBOR 3M + 0.930%), 6/30/2020[f]	167,345
250,000	2.800%, 2/17/2021	253,557
357,000	2.850%, 2/14/2023	354,508
	British Sky Broadcasting Group plc
240,000	2.625%, 9/16/2019[h]	241,486
	CCOH Safari, LLC
860,000	5.750%, 2/15/2026[h]	899,001
	CenturyLink, Inc.
500,000	6.450%, 6/15/2021	527,555
	Charter Communications Operating, LLC
190,000	3.579%, 7/23/2020	195,071
80,000	4.464%, 7/23/2022	84,369
	Clear Channel Worldwide Holdings, Inc.
835,000	6.500%, 11/15/2022	864,225
	Comcast Corporation
234,000	1.625%, 1/15/2022	227,912
	Crown Castle International Corporation
80,000	3.400%, 2/15/2021	82,221
553,000	5.250%, 1/15/2023	610,909
	CSC Holdings, LLC
60,000	5.500%, 4/15/2027[h]	61,800
	Digicel, Ltd.
779,079	6.000%, 4/15/2021*	766,629
	Discovery Communications, LLC
120,000	2.200%, 9/20/2019	120,133
231,000	2.950%, 3/20/2023	229,899
	Intelsat Jackson Holdings SA
820,000	8.000%, 2/15/2024[h]	873,300
	Moody’s Corporation
117,000	2.750%, 12/15/2021	117,787
	Neptune Finco Corporation
306,000	10.875%, 10/15/2025[h]	374,850
	Netflix, Inc.
690,000	4.875%, 4/15/2028[h]	685,826
	SFR Group SA
800,000	6.000%, 5/15/2022[h]	834,000
	Sprint Corporation
825,000	7.625%, 2/15/2025	909,563
	Telefonica Emisiones SAU
218,000	3.192%, 4/27/2018	219,512
	Time Warner, Inc.
117,000	4.875%, 3/15/2020	124,021
	Verizon Communications, Inc.
238,000	4.500%, 9/15/2020	253,887
303,000	2.946%, 3/15/2022	307,549
	Viacom, Inc.
232,000	4.250%, 9/1/2023	238,841
	Virgin Media Secured Finance plc
540,000	5.250%, 1/15/2026[h]	560,358

	Total	13,276,958

Consumer Cyclical (2.9%)
	Allison Transmission, Inc.
870,000	5.000%, 10/1/2024[h]	906,975
	American Honda Finance Corporation
175,000	2.000%, 2/14/2020	175,170
	BMW US Capital, LLC
200,000	1.500%, 4/11/2019[h]	199,132
	Brookfield Residential Properties, Inc.
570,000	6.125%, 7/1/2022[h]	594,938
	Cinemark USA, Inc.
394,000	4.875%, 6/1/2023	401,387
	CVS Health Corporation
117,000	2.750%, 12/1/2022	116,473
	Delphi Jersey Holdings plc
640,000	5.000%, 10/1/2025[h]	644,800
	Ford Motor Credit Company, LLC
232,000	2.262%, 3/28/2019	232,549
250,000	2.597%, 11/4/2019	251,613
174,000	3.336%, 3/18/2021	178,620
	General Motors Financial Company, Inc.
110,000	3.150%, 1/15/2020	112,007
174,000	2.650%, 4/13/2020	175,461
174,000	4.375%, 9/25/2021	184,736
116,000	3.150%, 6/30/2022	117,198
	Home Depot, Inc.
160,000	2.625%, 6/1/2022	162,746
	Hyundai Capital America
116,000	2.550%, 4/3/2020[h]	115,580
116,000	2.750%, 9/18/2020[h]	115,880
	Jaguar Land Rover Automotive plc
425,000	4.125%, 12/15/2018[h]	433,500
376,000	5.625%, 2/1/2023[h]	387,280
	KB Home
412,000	4.750%, 5/15/2019	422,300
	L Brands, Inc.
376,000	6.625%, 4/1/2021	414,070
	Landry’s, Inc.
560,000	6.750%, 10/15/2024[h]	569,800
	Lennar Corporation
740,000	4.750%, 11/15/2022	781,625
870,000	4.500%, 4/30/2024	896,100
	Live Nation Entertainment, Inc.
175,000	5.375%, 6/15/2022[h]	181,563
355,000	4.875%, 11/1/2024[h]	367,308
	McDonald’s Corporation
232,000	2.625%, 1/15/2022	234,297

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Consumer Cyclical (2.9%) - continued
	MGM Resorts International
$825,000	6.000%, 3/15/2023	$904,530
	New Red Finance, Inc.
590,000	4.250%, 5/15/2024[h]	594,248
	Newell Rubbermaid, Inc.
125,000	3.150%, 4/1/2021	127,730
	Nissan Motor Acceptance Corporation
175,000	2.000%, 3/8/2019[h]	174,927
	Prime Security Services Borrower, LLC
725,000	9.250%, 5/15/2023[h]	803,445
	Ralph Lauren Corporation
160,000	2.625%, 8/18/2020	162,170
	Royal Caribbean Cruises, Ltd.
799,079	5.250%, 11/15/2022	884,234
	Six Flags Entertainment Corporation
570,000	4.875%, 7/31/2024[h]	586,388
	Toll Brothers Finance Corporation
268,000	4.000%, 12/31/2018	272,020
	Visa, Inc.
160,000	2.200%, 12/14/2020	161,100
	Volkswagen Group of America Finance, LLC
163,000	2.450%, 11/20/2019[h]	163,714
	Yum! Brands, Inc.
870,000	5.000%, 6/1/2024[h]	917,850

	Total	15,125,464

Consumer Non-Cyclical (2.5%)
	Abbott Laboratories
234,000	2.550%, 3/15/2022	233,106
175,000	3.400%, 11/30/2023	179,304
	AbbVie, Inc.
234,000	2.500%, 5/14/2020	235,856
117,000	2.900%, 11/6/2022	118,215
	Albertsons Companies, LLC
750,000	6.625%, 6/15/2024	705,000
	Amgen, Inc.
232,000	2.650%, 5/11/2022	232,830
	Anheuser-Busch InBev Finance, Inc.
225,000	2.571%, (LIBOR 3M + 1.260%), 2/1/2021[f]	232,843
165,000	2.650%, 2/1/2021	167,015
117,000	3.300%, 2/1/2023	120,689
	Anheuser-Busch InBev Worldwide, Inc.
182,000	6.500%, 7/15/2018	188,014
	BAT Capital Corporation
120,000	2.297%, 8/14/2020[h]	120,017
117,000	2.764%, 8/15/2022[h]	117,090
	Bayer U.S. Finance, LLC
170,000	2.375%, 10/8/2019[h]	170,888
	Becton, Dickinson and Company
232,000	3.125%, 11/8/2021	236,884
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	118,742
	Bunge Limited Finance Corporation
160,000	3.500%, 11/24/2020	164,009
	Cardinal Health, Inc.
120,000	1.948%, 6/14/2019	119,742
120,000	2.616%, 6/15/2022	119,026
	Celgene Corporation
160,000	3.550%, 8/15/2022	165,724
	CVS Health Corporation
136,000	2.250%, 12/5/2018	136,510
	Envision Healthcare Corporation
800,000	5.125%, 7/1/2022[h]	812,000
	Express Scripts Holding Company
117,000	4.750%, 11/15/2021	126,343
	Forest Laboratories, LLC
63,000	4.375%, 2/1/2019[h]	64,452
57,000	4.875%, 2/15/2021[h]	60,965
	HCA, Inc.
469,079	4.750%, 5/1/2023	490,774
285,000	5.250%, 6/15/2026	303,169
	JBS USA, LLC
855,000	5.750%, 6/15/2025[h]	829,350
	Kraft Heinz Foods Company
248,000	5.375%, 2/10/2020	265,322
	Kroger Company
122,000	2.800%, 8/1/2022	122,322
	Laboratory Corporation of America Holdings
90,000	2.625%, 2/1/2020	90,722
	Mead Johnson Nutrition Company
160,000	3.000%, 11/15/2020	163,540
	Medtronic Global Holdings SCA
232,000	1.700%, 3/28/2019	231,741
	Molson Coors Brewing Company
230,000	2.250%, 3/15/2020[h]	229,974
	Mondelez International Holdings Netherlands BV
180,000	2.000%, 10/28/2021[h]	176,610
	Mylan NV
234,000	3.150%, 6/15/2021	236,629
	PepsiCo, Inc.
175,000	1.877%, (LIBOR 3M + 0.530%), 10/6/2021[f]	177,765
	Pernod Ricard SA
130,000	5.750%, 4/7/2021[h]	144,076
	Pinnacle Foods, Inc.
500,000	5.875%, 1/15/2024	532,500
	Reynolds American, Inc.
87,000	3.250%, 6/12/2020	89,189
	Shire Acquisitions Investments Ireland Designated Activity Company
185,000	1.900%, 9/23/2019	184,241
232,000	2.400%, 9/23/2021	230,408
	Simmons Foods, Inc.
635,000	5.750%, 11/1/2024[h]	637,984
	Smithfield Foods, Inc.
175,000	2.700%, 1/31/2020[h]	175,457
	Tenet Healthcare Corporation
675,000	8.125%, 4/1/2022	675,844
	Teva Pharmaceutical Finance Company BV
116,000	2.950%, 12/18/2022	109,395
	Teva Pharmaceutical Finance IV, LLC
60,000	2.250%, 3/18/2020	58,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Consumer Non-Cyclical (2.5%) - continued
	Teva Pharmaceutical Finance Netherlands III BV
$165,000	2.200%, 7/21/2021	$155,173
	TreeHouse Foods, Inc.
550,000	4.875%, 3/15/2022	567,187
	Valeant Pharmaceuticals International
469,079	7.250%, 7/15/2022[h,j]	450,902
	VPII Escrow Corporation
500,000	7.500%, 7/15/2021[h]	493,125
	Zoetis, Inc.
175,000	3.450%, 11/13/2020	180,643

	Total	12,948,048

Energy (3.1%)
	Alliance Resource Operating Partners, LP
545,000	7.500%, 5/1/2025[h]	575,656
	Anadarko Petroleum Corporation
150,000	8.700%, 3/15/2019	162,959
	BP Capital Markets plc
117,000	2.315%, 2/13/2020	117,928
490,000	2.520%, 9/19/2022	490,103
	Buckeye Partners, LP
268,000	2.650%, 11/15/2018	269,671
	Canadian Natural Resources, Ltd.
120,000	2.950%, 1/15/2023	120,641
	Canadian Oil Sands, Ltd.
125,000	9.400%, 9/1/2021[h]	151,603
	Cenovus Energy, Inc.
116,000	3.800%, 9/15/2023	118,092
	Cheniere Energy Partners, LP
635,000	5.250%, 10/1/2025[h]	654,050
	Concho Resources, Inc.
230,000	4.375%, 1/15/2025	242,687
	Continental Resources, Inc.
116,000	5.000%, 9/15/2022	117,305
	Crestwood Midstream Partners, LP
550,000	6.250%, 4/1/2023	572,000
	Enbridge, Inc.
120,000	2.900%, 7/15/2022	120,637
	Encana Corporation
215,000	3.900%, 11/15/2021	222,944
	Energy Transfer Equity, LP
855,000	5.500%, 6/1/2027	906,300
	Energy Transfer Partners, LP
170,000	4.150%, 10/1/2020	177,454
	Enterprise Products Operating, LLC
500,000	5.250%, 8/16/2077[f]	513,750
	EOG Resources, Inc.
160,000	2.625%, 3/15/2023	158,885
	EQT Corporation
52,000	5.150%, 3/1/2018	52,497
134,000	8.125%, 6/1/2019	146,321
119,000	3.000%, 10/1/2022	118,533
	Exxon Mobil Corporation
200,000	1.708%, 3/1/2019	200,163
	Kinder Morgan Energy Partners, LP
234,000	3.450%, 2/15/2023	237,620
	Marathon Oil Corporation
118,000	2.700%, 6/1/2020	117,857
	Marathon Petroleum Corporation
160,000	3.400%, 12/15/2020	164,810
	MEG Energy Corporation
376,000	6.375%, 1/30/2023[h]	344,040
	MPLX, LP
175,000	4.500%, 7/15/2023	187,054
845,000	4.875%, 12/1/2024	918,937
	ONEOK, Inc.
174,000	7.500%, 9/1/2023	208,313
	Parsley Energy, LLC
270,000	5.625%, 10/15/2027[h]	278,608
	PBF Holding Company, LLC
475,000	7.250%, 6/15/2025[h]	491,031
	Petrobras Global Finance BV
744,000	8.375%, 5/23/2021	857,925
607,000	7.375%, 1/17/2027	673,770
	Petroleos Mexicanos
115,000	6.375%, 2/4/2021	125,051
	Plains All American Pipeline, LP
87,000	5.000%, 2/1/2021	91,779
	Regency Energy Partners, LP
675,000	5.000%, 10/1/2022	728,495
	Sabine Pass Liquefaction, LLC
117,000	6.250%, 3/15/2022	131,709
117,000	5.625%, 4/15/2023	129,931
805,000	5.625%, 3/1/2025	894,282
	Schlumberger Holdings Corporation
160,000	3.000%, 12/21/2020[h]	163,487
	Southwestern Energy Company
635,000	7.500%, 4/1/2026	658,812
	Sunoco Logistics Partners Operations, LP
160,000	4.400%, 4/1/2021	168,238
	Tesoro Corporation
650,000	4.750%, 12/15/2023[h]	702,879
	TransCanada Trust
600,000	5.875%, 8/15/2076[f]	655,500
	Weatherford International, Ltd.
590,000	8.250%, 6/15/2023[j]	592,950
	Western Gas Partners, LP
120,000	4.000%, 7/1/2022	123,840
	Williams Partners, LP
250,000	4.000%, 11/15/2021	261,385

	Total	16,118,482

Financials (5.9%)
	ACE INA Holdings, Inc.
160,000	2.875%, 11/3/2022	162,593
	AIG Global Funding
242,000	2.150%, 7/2/2020[h]	241,820
	Air Lease Corporation
80,000	2.625%, 9/4/2018	80,506
	Ally Financial, Inc.
540,000	3.750%, 11/18/2019	550,800
	American Express Credit Corporation
116,000	1.641%, (LIBOR 3M + 0.330%), 5/3/2019[f]	116,349
116,000	2.200%, 3/3/2020	116,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Financials (5.9%) - continued
$160,000	2.369%, (LIBOR 3M + 1.050%), 9/14/2020[f]	$162,962
	Banco Santander SA
600,000	6.375%, 5/19/2019[f,k]	624,000
	Bank of America Corporation
116,000	2.369%, 7/21/2021[f]	115,917
254,000	2.328%, 10/1/2021[f]	253,299
234,000	5.700%, 1/24/2022	262,537
	Bank of Montreal
130,000	1.500%, 7/18/2019	129,148
182,000	2.100%, 6/15/2020	181,937
	Bank of New York Mellon Corporation
234,000	2.600%, 2/7/2022	235,562
	Bank of Nova Scotia
174,000	2.700%, 3/7/2022	175,295
	Barclays plc
234,000	3.200%, 8/10/2021	237,047
	BB&T Corporation
202,000	2.050%, 6/19/2018	202,404
245,000	2.150%, 2/1/2021	244,357
	BNP Paribas SA
730,000	7.625%, 3/30/2021[f,h,k]	818,512
	Capital One Financial Corporation
116,000	2.500%, 5/12/2020	116,399
354,000	3.050%, 3/9/2022	358,980
	CBOE Holdings, Inc.
181,000	1.950%, 6/28/2019	180,460
	Central Fidelity Capital Trust I
310,000	2.359%, (LIBOR 3M + 1.000%), 4/15/2027[f]	300,312
	Citigroup, Inc.
234,000	2.450%, 1/10/2020	235,355
234,000	2.650%, 10/26/2020	236,175
363,000	2.350%, 8/2/2021	361,155
116,000	2.750%, 4/25/2022	116,347
125,000	2.065%, (LIBOR 3M + 0.690%), 10/27/2022[f]	124,876
	Citizens Bank NA
250,000	2.200%, 5/26/2020	249,205
	CNA Financial Corporation
185,000	5.750%, 8/15/2021	204,738
	Commonwealth Bank of Australia
232,000	2.250%, 3/10/2020[h]	232,877
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
232,000	3.950%, 11/9/2022	244,670
	Credit Agricole SA
116,000	3.375%, 1/10/2022[h]	118,510
220,000	8.125%, 12/23/2025[f,h,k]	264,808
	Credit Suisse Group AG
588,000	7.500%, 12/11/2023[f,h,k]	683,550
	Credit Suisse Group Funding Guernsey, Ltd.
350,000	3.800%, 9/15/2022	363,653
	Credit Suisse Group Funding, Ltd.
234,000	3.125%, 12/10/2020	238,401
	DDR Corporation
176,000	3.500%, 1/15/2021	178,581
	Deutsche Bank AG
125,000	2.700%, 7/13/2020	125,414
348,000	4.250%, 10/14/2021	364,310
	Digital Realty Trust, LP
185,000	2.750%, 2/1/2023	184,645
	Discover Bank
70,000	8.700%, 11/18/2019	77,867
	Fifth Third Bancorp
175,000	2.600%, 6/15/2022	174,314
	First Tennessee Bank NA
850	3.750%, (LIBOR 3M + 0.850%), 11/28/2017[f,h,k]	672,802
	Goldman Sachs Group, Inc.
228,000	7.500%, 2/15/2019	243,673
232,000	5.375%, 5/10/2020[f,k]	240,439
174,000	2.600%, 12/27/2020	175,044
234,000	5.250%, 7/27/2021	256,182
175,000	2.485%, (LIBOR 3M + 1.170%), 11/15/2021[f]	177,563
234,000	3.000%, 4/26/2022	236,225
120,000	2.366%, (LIBOR 3M + 1.050%), 6/5/2023[f]	121,066
	Hartford Financial Services Group, Inc.
263,000	6.000%, 1/15/2019	275,219
	HCP, Inc.
139,000	3.750%, 2/1/2019	141,330
	Hospitality Properties Trust
150,000	4.250%, 2/15/2021	156,062
	HSBC Holdings plc
348,000	3.400%, 3/8/2021	359,087
234,000	6.875%, 6/1/2021[f,k]	257,692
150,000	6.375%, 9/17/2024[f,k]	162,937
	Huntington Bancshares, Inc.
200,000	3.150%, 3/14/2021	204,638
	Icahn Enterprises, LP
315,000	6.000%, 8/1/2020	324,844
235,000	6.750%, 2/1/2024	248,806
	ILFC E-Capital Trust II
965,000	4.610%, (LIBOR 3M + 1.800%), 12/21/2065[f,h]	936,050
	International Lease Finance Corporation
234,000	4.625%, 4/15/2021	248,265
234,000	5.875%, 8/15/2022	263,026
	Intesa Sanpaolo SPA
68,000	3.875%, 1/16/2018	68,275
200,000	3.125%, 7/14/2022[h]	200,494
	Iron Mountain, Inc.
235,000	4.875%, 9/15/2027[h]	239,113
	J.P. Morgan Chase & Company
138,000	6.300%, 4/23/2019	146,619
75,000	2.250%, 1/23/2020	75,352
175,000	1.996%, (LIBOR 3M + 0.680%), 6/1/2021[f]	175,993
174,000	2.776%, 4/25/2023[f]	174,587
231,000	2.595%, (LIBOR 3M + 1.230%), 10/24/2023[f]	237,191
	KeyCorp
223,000	2.300%, 12/13/2018	223,947
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[h]	58,171
	Lincoln National Corporation
130,000	6.250%, 2/15/2020	141,383

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Financials (5.9%) - continued
	Macquarie Bank, Ltd.
$200,000	6.125%, 3/8/2027[f,h,k]	$209,750
	MetLife, Inc.
244,000	1.903%, 12/15/2017	244,150
	Mitsubishi UFJ Financial Group, Inc.
117,000	2.998%, 2/22/2022	118,868
	Morgan Stanley
234,000	2.800%, 6/16/2020	237,368
232,000	5.500%, 7/28/2021	256,290
231,000	2.543%, (LIBOR 3M + 1.180%), 1/20/2022[f]	234,566
116,000	2.750%, 5/19/2022	116,215
150,000	4.875%, 11/1/2022	162,403
	MPT Operating Partnership, LP
550,000	5.500%, 5/1/2024	582,312
	National City Corporation
140,000	6.875%, 5/15/2019	150,116
	New York Life Global Funding
160,000	1.550%, 11/2/2018[h]	159,909
	Nomura Holdings, Inc.
135,000	2.750%, 3/19/2019	136,231
	Park Aerospace Holdings, Ltd.
805,000	5.500%, 2/15/2024[h]	835,187
	PNC Bank NA
234,000	2.450%, 11/5/2020	235,941
	Quicken Loans, Inc.
830,000	5.750%, 5/1/2025[h]	879,800
	Realty Income Corporation
174,000	5.750%, 1/15/2021	189,995
	Regions Bank
250,000	7.500%, 5/15/2018	257,299
	Regions Financial Corporation
135,000	3.200%, 2/8/2021	138,036
	Reinsurance Group of America, Inc.
175,000	4.700%, 9/15/2023	189,320
	Royal Bank of Canada
232,000	2.125%, 3/2/2020	232,494
	Royal Bank of Scotland Group plc
650,000	7.500%, 8/10/2020[f,k]	696,475
174,000	8.625%, 8/15/2021[f,k]	197,038
638,000	7.648%, 9/30/2031[f,k]	815,173
	Simon Property Group, LP
160,000	2.500%, 9/1/2020	161,485
225,000	2.500%, 7/15/2021	226,180
	Societe Generale SA
200,000	8.000%, 9/29/2025[f,h,k]	233,500
	Standard Chartered plc
35,000	2.100%, 8/19/2019[h]	34,900
60,000	2.888%, (LIBOR 3M + 1.510%), 1/30/2027[f,h,k]	51,903
	State Street Capital Trust IV
1,240,000	2.320%, (LIBOR 3M + 1.000%), 6/15/2047[f]	1,131,748
	State Street Corporation
160,000	2.217%, (LIBOR 3M + 0.900%), 8/18/2020[f]	163,337
	Sumitomo Mitsui Banking Corporation
135,000	1.939%, (LIBOR 3M + 0.580%), 1/16/2018[f]	135,119
	Sumitomo Mitsui Financial Group, Inc.
232,000	2.934%, 3/9/2021	235,986
116,000	2.784%, 7/12/2022	116,312
	Sumitomo Mitsui Trust Bank, Ltd.
250,000	2.050%, 3/6/2019h	250,004
	SunTrust Banks, Inc.
125,000	2.900%, 3/3/2021	127,036
	Synchrony Financial
118,000	3.000%, 8/15/2019	119,677
75,000	2.541%, (LIBOR 3M + 1.230%), 2/3/2020[f]	75,937
	Toronto-Dominion Bank
150,000	2.203%, (LIBOR 3M + 0.840%), 1/22/2019[f]	151,317
160,000	2.249%, (LIBOR 3M + 0.930%), 12/14/2020[f]	162,959
	UBS Group Funding Jersey, Ltd.
232,000	3.000%, 4/15/2021[h]	235,454
	UnitedHealth Group, Inc.
160,000	3.350%, 7/15/2022	166,350
	USB Realty Corporation
525,000	2.506%, (LIBOR 3M + 1.147%), 1/15/2022[f,h,k]	467,250
	Voya Financial, Inc.
96,000	2.900%, 2/15/2018	96,267
	Wachovia Capital Trust II
100,000	1.859%, (LIBOR 3M + 0.500%), 1/15/2027[f]	94,000
	Wells Fargo & Company
120,000	2.100%, 7/26/2021	118,563
122,000	2.625%, 7/22/2022	121,795
231,000	2.475%, (LIBOR 3M + 1.110%), 1/24/2023[f]	235,689
200,000	2.610%, (LIBOR 3M + 1.230%), 10/31/2023[f]	205,770
	Welltower, Inc.
174,000	4.950%, 1/15/2021	186,468
	Westpac Banking Corporation
195,000	2.166%, (LIBOR 3M + 0.850%), 8/19/2021[f]	197,470
	XL Group plc
250,000	3.817%, (LIBOR 3M + 2.458%), 12/4/2017[f,k]	225,312

	Total	31,091,631

Foreign Government (14.0%)
	Argentina Government International Bond
1,388,000	6.875%, 4/22/2021	1,512,920
865,000	5.625%, 1/26/2022	908,250
2,225,000	7.500%, 4/22/2026	2,514,250
682,000	6.875%, 1/26/2027	743,721
1,557,865	8.280%, 12/31/2033	1,816,470
521,000	7.125%, 7/6/2036	560,336
1,294,547	2.500%, 12/31/2038[g]	928,837
603,000	7.625%, 4/22/2046	676,265
	Brazil Government International Bond
1,303,000	4.875%, 1/22/2021	1,392,256
1,800,000	2.625%, 1/5/2023	1,740,600
692,000	6.000%, 4/7/2026	767,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Principal Amount	Long-Term Fixed Income (61.1%)	Value
Foreign Government (14.0%) - continued
$873,000	7.125%, 1/20/2037	$1,041,489
1,032,000	5.000%, 1/27/2045	954,996
463,000	5.625%, 2/21/2047[j]	471,797
	Colombia Government International Bond
870,000	4.375%, 7/12/2021	922,200
656,000	2.625%, 3/15/2023[j]	643,536
910,000	4.000%, 2/26/2024	947,310
445,000	3.875%, 4/25/2027	447,893
320,000	7.375%, 9/18/2037	422,400
325,000	6.125%, 1/18/2041	382,525
982,000	5.625%, 2/26/2044	1,093,948
1,032,000	5.000%, 6/15/2045	1,061,670
	Croatia Government International Bond
172,000	6.750%, 11/5/2019[h]	185,519
1,034,000	6.625%, 7/14/2020[h]	1,131,988
521,000	6.000%, 1/26/2024[h,j]	593,289
	Hungary Government International Bond
1,466,000	5.750%, 11/22/2023	1,685,029
1,462,000	5.375%, 3/25/2024	1,661,873
	Indonesia Government International Bond
1,140,000	4.875%, 5/5/2021[h]	1,225,557
254,000	3.750%, 4/25/2022[h]	263,971
868,000	3.375%, 4/15/2023[h]	881,839
1,116,000	5.875%, 1/15/2024[h]	1,281,313
200,000	4.125%, 1/15/2025[h]	209,491
744,000	4.750%, 1/8/2026[h]	811,104
875,000	8.500%, 10/12/2035[h]	1,309,189
454,000	6.750%, 1/15/2044[h]	609,508
1,744,000	5.125%, 1/15/2045[h]	1,935,266
	Mexico Government International Bond
582,000	5.750%, 10/12/2110	609,645
1,226,000	4.000%, 10/2/2023	1,284,235
1,215,000	3.600%, 1/30/2025	1,230,187
1,123,000	4.125%, 1/21/2026	1,170,166
528,000	4.150%, 3/28/2027	548,856
344,000	6.750%, 9/27/2034	446,340
578,000	6.050%, 1/11/2040	676,838
1,130,000	4.750%, 3/8/2044	1,129,288
694,000	5.550%, 1/21/2045	775,545
602,000	4.600%, 1/23/2046	587,394
569,000	4.350%, 1/15/2047	535,145
	Panama Government International Bond
514,000	4.000%, 9/22/2024	547,924
783,000	3.750%, 3/16/2025	817,452
272,000	9.375%, 4/1/2029	408,680
716,000	6.700%, 1/26/2036	945,120
	Peru Government International Bond
350,000	5.625%, 11/18/2050	441,350
1,032,000	8.750%, 11/21/2033	1,620,240
	Philippines Government International Bond
653,000	4.000%, 1/15/2021	689,283
675,000	7.750%, 1/14/2031	971,005
625,000	6.375%, 10/23/2034	837,197
360,000	5.000%, 1/13/2037	424,769
720,000	3.950%, 1/20/2040	743,346
	Romania Government International Bond
730,000	4.375%, 8/22/2023[h]	780,998
380,000	4.875%, 1/22/2024[h]	417,531
174,000	6.125%, 1/22/2044[h]	220,703
	Russia Government International Bond
3,000,000	5.000%, 4/29/2020[h]	3,172,488
632,000	4.875%, 9/16/2023[h]	687,437
600,000	4.750%, 5/27/2026[h]	633,336
883,500	7.500%, 3/31/2030[h]	1,039,880
1,116,000	5.625%, 4/4/2042[h]	1,230,859
	South Africa Government International Bond
175,000	5.500%, 3/9/2020	185,062
735,000	5.875%, 5/30/2022[j]	801,917
475,000	4.875%, 4/14/2026	472,142
957,000	4.300%, 10/12/2028[j]	885,225
200,000	5.650%, 9/27/2047	191,720
	Turkey Government International Bond
708,000	7.000%, 6/5/2020	766,778
1,450,000	5.125%, 3/25/2022	1,504,189
750,000	6.250%, 9/26/2022	813,972
1,052,000	5.750%, 3/22/2024	1,107,773
1,481,000	4.250%, 4/14/2026	1,398,805
745,000	4.875%, 10/9/2026	727,516
1,024,000	6.875%, 3/17/2036	1,127,752
675,000	6.750%, 5/30/2040	734,062
700,000	4.875%, 4/16/2043	603,614
1,049,000	6.625%, 2/17/2045	1,120,357

	Total	73,800,500

Mortgage-Backed Securities (12.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,750,000	3.000%, 11/1/2032[d]	3,841,479
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,075,000	4.000%, 11/1/2047[d]	7,424,605
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
9,000,000	3.000%, 11/1/2047[d]	9,003,867
26,500,000	3.500%, 11/1/2047[d]	27,234,962
13,737,500	4.000%, 11/1/2047[d]	14,414,716
2,900,000	4.500%, 11/1/2047[d]	3,099,715

	Total	65,019,344

Technology (1.4%)
	Alliance Data Systems Corporation
440,000	5.375%, 8/1/2022[h]	448,800
	Apple, Inc.
232,000	2.850%, 5/6/2021	237,718
232,000	1.659%, (LIBOR 3M + 0.350%), 5/11/2022[f]	233,676
	Baidu, Inc.
122,000	3.000%, 6/30/2020	123,591
	Broadcom Corporation
231,000	2.375%, 1/15/2020[h]	232,308
247,000	2.650%, 1/15/2023[h]	244,304
	CDK Global, Inc.
320,000	4.875%, 6/1/2027[h]	333,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Technology (1.4%) - continued
	Diamond 1 Finance Corporation
$125,000	3.480%, 6/1/2019[h]	$127,230
234,000	5.450%, 6/15/2023[h]	256,353
	Equinix, Inc.
540,000	5.750%, 1/1/2025	579,150
	Fidelity National Information Services, Inc.
90,000	3.625%, 10/15/2020	93,368
195,000	2.250%, 8/15/2021	193,516
	Harland Clarke Holdings Corporation
610,000	8.375%, 8/15/2022[h]	642,788
	Hewlett Packard Enterprise Company
283,000	3.600%, 10/15/2020	292,646
	Intel Corporation
220,000	1.700%, 5/19/2021	217,322
160,000	3.100%, 7/29/2022	165,994
	Iron Mountain, Inc.
360,079	6.000%, 8/15/2023	378,983
	Microsoft Corporation
234,000	2.400%, 2/6/2022	235,946
	NetApp, Inc.
185,000	2.000%, 9/27/2019	184,460
	NXP BV
415,000	3.875%, 9/1/2022[h]	431,081
	Oracle Corporation
170,000	2.500%, 5/15/2022	171,351
	Seagate HDD Cayman
290,000	4.750%, 1/1/2025	287,633
	Sensata Technologies BV
765,000	4.875%, 10/15/2023[h]	803,250
	Texas Instruments, Inc.
170,000	1.750%, 5/1/2020	169,264
	VMware, Inc.
125,000	2.300%, 8/21/2020	124,709

	Total	7,209,041

Transportation (0.4%)
	Air Canada Pass Through Trust
55,559	3.875%, 3/15/2023[h]	55,837
	American Airlines Pass Through Trust
102,127	4.950%, 1/15/2023	109,169
	Avis Budget Car Rental, LLC
290,000	5.125%, 6/1/2022[h]	291,450
	Delta Air Lines, Inc.
82,743	4.950%, 5/23/2019	85,315
174,000	2.875%, 3/13/2020	175,786
	J.B. Hunt Transport Services, Inc.
160,000	3.300%, 8/15/2022	163,908
	United Airlines Pass Through Trust
160,000	3.700%, 12/1/2022	165,200
	United Continental Holdings, Inc.
640,000	4.250%, 10/1/2022	643,200
	XPO Logistics, Inc.
500,000	6.500%, 6/15/2022[h]	525,090

	Total	2,214,955

Utilities (1.3%)
	Alabama Power Company
117,000	2.450%, 3/30/2022	116,945
	Ameren Corporation
160,000	2.700%, 11/15/2020	161,618
	Arizona Public Service Company
95,000	2.200%, 1/15/2020	95,200
	Berkshire Hathaway Energy Company
240,000	2.400%, 2/1/2020	241,770
	Calpine Corporation
315,000	5.375%, 1/15/2023[j]	306,337
	CenterPoint Energy, Inc.
120,000	2.500%, 9/1/2022	119,569
	Consolidated Edison, Inc.
117,000	2.000%, 3/15/2020	116,958
	Dominion Energy, Inc.
232,000	2.579%, 7/1/2020	233,220
	DTE Energy Company
242,000	2.400%, 12/1/2019	242,923
	Duke Energy Corporation
250,000	2.400%, 8/15/2022	248,128
	Dynegy, Inc.
775,000	7.375%, 11/1/2022[j]	830,219
	Edison International
116,000	2.125%, 4/15/2020	115,991
	Emera U.S. Finance, LP
135,000	2.150%, 6/15/2019	135,091
	Eversource Energy
80,000	1.600%, 1/15/2018	79,990
	Exelon Generation Company, LLC
138,000	5.200%, 10/1/2019	145,853
175,000	2.950%, 1/15/2020	177,681
	FirstEnergy Corporation
184,000	2.850%, 7/15/2022	183,942
	Fortis, Inc.
160,000	2.100%, 10/4/2021	156,985
	NextEra Energy Capital Holdings, Inc.
125,000	2.300%, 4/1/2019	125,388
	NextEra Energy Partners, LP
620,000	4.250%, 9/15/2024[h]	626,200
	NRG Energy, Inc.
469,079	6.625%, 3/15/2023	485,497
	Pacific Gas & Electric Company
134,000	5.625%, 11/30/2017	134,468
	PG&E Corporation
136,000	2.400%, 3/1/2019	136,490
	PPL Capital Funding, Inc.
175,000	3.500%, 12/1/2022	181,762
	PSEG Power, LLC
143,000	3.000%, 6/15/2021	144,829
	Sempra Energy
244,000	6.150%, 6/15/2018	250,603
75,000	2.400%, 3/15/2020	75,318
	Southern California Edison Company
55,000	2.400%, 2/1/2022	55,113
	Southern Company
100,000	1.850%, 7/1/2019	99,802
116,000	2.350%, 7/1/2021	115,377

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (61.1%)	Value
Utilities (1.3%) - continued
	Tallgrass Energy Partners, LP
$950,000	5.500%, 1/15/2028[h]	$974,938

	Total	7,114,205

	Total Long-Term Fixed Income (cost $314,827,500)	321,019,760

Shares	Registered Investment Companies (3.3%)	Value
Affiliated Fixed Income Holdings (0.2%)
112,155	Thrivent Core Emerging Markets Debt Fund	1,105,850

	Total	1,105,850

Equity Funds/Exchange Traded Funds (0.2%)
34,500	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	461,955
39,674	BlackRock Resources & Commodities Strategy Trust	353,892
17,000	Guggenheim Multi-Asset Income ETF	366,520

	Total	1,182,367

Fixed Income Funds/Exchange Traded Funds (2.9%)
184,069	Aberdeen Asia-Pacific Income Fund, Inc.	925,867
5,300	iShares J.P. Morgan USD Emerging Markets Bond ETF	616,125
171,926	MFS Intermediate Income Trust	728,966
240,000	PowerShares Senior Loan Portfolio	5,548,800
21,345	SPDR Bloomberg Barclays High Yield Bond ETF	794,888
141,898	Templeton Global Income Fund	939,365
46,445	Vanguard Short-Term Corporate Bond ETF	3,717,458
67,173	Western Asset Emerging Markets Debt Fund, Inc.	1,047,899
104,309	Western Asset High Income Opportunity Fund, Inc.	526,760

	Total	14,846,128

	Total Registered Investment Companies (cost $18,020,328)	17,134,345

Shares	Preferred Stock (1.4%)	Value
Consumer Staples (0.1%)
14,320	CHS, Inc., 7.100%[k]	396,234

	Total	396,234

Energy (0.1%)
9,229	Alpha Natural Resources, Inc., 0.000%[l]	239,954
9,229	ANR Holdings, Inc., 0.000%[l]	64,603
19,500	NuStar Logistics, LP, 7.625%	489,840

	Total	794,397

Financials (1.2%)
7,320	Agribank FCB, 6.875%[k]	810,690
28,995	Citigroup, Inc., 6.875%[k]	837,666
9,200	Citigroup, Inc., 7.750%[f]	250,424
5,700	CoBank ACB, 6.250%*,k	612,750
19,000	Countrywide Capital V, 7.000%	487,920
23,000	GMAC Capital Trust I, 7.100%[f]	603,980
12,100	Goldman Sachs Group, Inc., 5.500%[k]	324,885
14,300	Morgan Stanley, 7.125%[k]	413,985
19,266	U.S. Bancorp, 6.500%[k]	554,475
889	Wells Fargo & Company, Convertible, 7.500%[k]	1,164,590

	Total	6,061,365

	Total Preferred Stock (cost $6,603,907)	7,251,996

Shares	Common Stock (0.7%)	Value
Energy (0.2%)
6,832	Arch Coal, Inc.	522,102
12,424	Contura Energy, Inc.	734,258

	Total	1,256,360

Financials (0.4%)
137,173	Apollo Investment Corporation	812,064
63,062	Ares Capital Corporation	1,014,037

	Total	1,826,101

Materials (0.1%)
48,119	Verso Corporationl	337,314

	Total	337,314

	Total Common Stock (cost $3,111,665)	3,419,775

Shares	Collateral Held for Securities Loaned (1.0%)	Value
5,427,049	Thrivent Cash Management Trust	5,427,049

	Total Collateral Held for Securities Loaned (cost $5,427,049)	5,427,049

Shares or Principal Amount	Short-Term Investments (16.9%)[m]	Value
	Federal Home Loan Bank Discount Notes
400,000	1.030%, 11/7/2017[n]	399,933
300,000	1.090%, 1/12/2018[n]	299,328
8,821,694	Thrivent Core Short-Term Reserve Fund 1.350%	88,216,940

	Total Short-Term Investments (cost $88,916,217)	88,916,201

	Total Investments (cost $601,906,280) 115.6%	$606,989,553

	Other Assets and Liabilities, Net (15.6%)	(81,993,911)

	Total Net Assets 100.0%	$524,995,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

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a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of 10/31/2017.

f	Denotes variable rate securities. The rate shown is as of October 31, 2017.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $67,551,895 or 12.9% of total net assets.

i	All or a portion of the security is insured or guaranteed.
j	All or a portion of the security is on loan.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Fund as of October 31, 2017 was $18,459,945 or 3.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

Security	Acquisition Date	Cost
AJAX Mortgage Loan Trust, 4/25/2057	5/19/2017	$785,075
ALM XI Ltd., 10/17/2026	4/28/2017	950,000
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	171,786
Apidos CLO XVIII, 7/22/2026	4/4/2017	575,000
BlueMountain CLO, Ltd., 10/15/2026	4/10/2017	1,275,318
CLUB Credit Trust, 4/17/2023	6/14/2017	749,997
CoBank ACB, 6.250%, 10/1/2022	1/15/2016	590,662
College Ave Student Loans, LLC, 11/26/2046	7/11/2017	842,115
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	393,524
Digicel, Ltd., 4/15/2021	8/19/2013	776,875
GCAT, LLC, 3/25/2047	3/22/2017	602,828
Madison Park Funding XIV, Ltd., 7/20/2026	4/13/2017	1,250,000
Mariner Finance Issuance Trust, 2/20/2029	2/16/2017	899,822
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	56,324
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	499,999
Oak Hill Advisors Residential Loan Trust, 6/25/2057	8/8/2017	1,039,188
Octagon Investment Partners XX, Ltd., 8/12/2026	4/21/2017	850,000
Preston Ridge Partners Mortgage Trust, LLC, 1/25/2022	1/24/2017	570,552
Preston Ridge Partners Mortgage Trust, LLC, 9/25/2022	9/27/2017	790,357
Pretium Mortgage Credit Partners, LLC, 4/29/2032	3/31/2017	883,005
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	235,506
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	182,015
Upstart Securitization Trust, 6/20/2024	6/13/2017	802,835
US Residential Opportunity Fund Trust, 7/27/2036	7/20/2016	670,155
Voya CLO 4, Ltd., 10/14/2026	6/16/2017	1,050,000
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	1,041,232

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of October 31, 2017:

Securities Lending Transactions
Taxable Debt Security	$5,222,491

Total lending	$5,222,491
Gross amount payable upon return of collateral for securities loaned	$5,427,049

Net amounts due to counterparty	$204,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 6M	-	ICE Libor USD Rate 6 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value
Australia (4.7%)
10,424	Abacus Property Group	$30,342
29,115	Altium, Ltd.	267,338
1,032	Ansell, Ltd.	18,996
111,755	Aristocrat Leisure, Ltd.	2,020,341
7,395	Asaleo Care Limited	8,387
250,037	Australia & New Zealand Banking Group, Ltd.	5,737,995
159,853	Australian Pharmaceutical Industries, Ltd.	184,523
74,824	BHP Billiton, Ltd.	1,540,539
43,473	Breville Group, Ltd.	388,251
88,966	Charter Hall Group	395,543
51,329	Costa Group Holdings, Ltd.	244,234
28,251	CSL, Ltd.	3,007,636
778,584	CSR, Ltd.	2,831,966
109,895	Downer EDI, Ltd.	589,686
131,197	FlexiGroup, Ltd.	147,562
379,684	Fortescue Metals Group, Ltd.	1,350,009
127,074	Genworth Mortgage Insurance Australia, Ltd.	276,569
113,883	Iluka Resources, Ltd.	820,634
280,061	Investa Office Fund	961,820
96,387	IOOF Holdings, Ltd.	795,036
3,087	McMillan Shakespeare, Ltd.	37,261
367,277	Medibank Private, Ltd.	864,489
1,046,089	Metcash, Ltd.	2,161,015
97,163	Mineral Resources, Ltd.	1,296,619
817,780	Mirvac Group	1,511,545
127,119	Monadelphous Group, Ltd.	1,652,739
181,820	OZ Minerals, Ltd.	1,122,753
21,556	Perpetual, Ltd.	801,130
304,872	Qantas Airways, Ltd.	1,438,886
27,082	Regis Resources, Ltd.	80,451
44,947	Rio Tinto, Ltd.	2,395,063
140,242	Sandfire Resources NL	617,495
15,913	Seven Group Holdings, Ltd.	161,921
103,035	Sigma Healthcare, Ltd.	59,581
93,055	Sims Metal Management, Ltd.	943,542
721,199	South32, Ltd.	1,883,815
301,219	Southern Cross Media Group, Ltd.	258,828
18,453	St Barbara, Ltd.	40,798
197,191	Treasury Wine Estates, Ltd.	2,367,073
358,104	Vita Group, Ltd.	354,787
376,072	Whitehaven Coal, Ltd.[a]	1,074,898

	Total	42,742,096

Austria (0.9%)
9,294	Lenzing AG	1,257,994
76,495	OMV AG	4,590,726
36,556	Raiffeisen Bank International AGa	1,271,277
4,004	S IMMO AG	70,544
21,841	UNIQA Insurance Group AG	223,780
15,717	Verbund AG	381,674
1,641	Vienna Insurance Group AG Wiener Versicherung Gruppe	48,039

	Total	7,844,034

Belgium (0.9%)
15,957	Agfa-Gevaert NVa	74,972
13,399	Anheuser-Busch InBev NV	1,643,002
1,988	Barco NV	203,677
1,952	bpost SA	55,035
839	Compagnie d’ Entreprises CFE	122,686
2,208	Gimv NV	133,071
2,766	KBC Ancora	164,901
6,793	Melexis NV	680,683
7,322	Mobistar SA	169,602
27,868	NV Bekaert SA	1,318,204
7,844	SA D’Ieteren NV	358,739
23,279	Solvay SA	3,458,288
5,536	Tessenderlo Group[a]	265,666

	Total	8,648,526

Bermuda (<0.1%)
4,000	Johnson Electric Holdings Limited	16,138
2,427	Stolt-Nielsen, Ltd.	34,171

	Total	50,309

Brazil (1.8%)
308,900	Ambev SA	1,971,642
353,133	Banco Bradesco SA ADR	3,732,616
114,608	BRF SAa	1,552,724
233,600	Lojas Renner SA	2,456,467
77,666	Multiplan Empreendimentos Imobiliarios SA	1,699,663
118,412	Ultrapar Participacoes SA	2,837,863
234,596	Vale SA ADR	2,296,695

	Total	16,547,670

Canada (2.5%)
73,068	CAE, Inc.	1,294,733
42,748	Canadian National Railway Company	3,439,788
10,318	Canadian Utilities, Ltd.	311,595
32,645	Dollarama, Inc.	3,633,942
2,014	Finning International, Inc.	49,113
18,790	Genworth MI Canada, Inc.	583,901
20,643	Gluskin Sheff + Associates, Inc.	258,257
24,107	IGM Financial, Inc.	849,659
59,546	Manulife Financial Corporation	1,197,290
39,440	Pembina Pipeline Corporation	1,303,865
21,832	Premium Brands Holdings Corporation	1,766,732
32,978	Restaurant Brands International, Inc.	2,130,623
68,833	Teck Resources, Ltd.	1,406,432
52,200	Transcanada Corporation	2,478,296
72,164	Transcontinental, Inc.	1,602,028

	Total	22,306,254

Cayman Islands (0.6%)
388,000	China Resources Land, Ltd.	1,157,981
44,400	Tencent Holdings, Ltd.	1,995,563
1,877,830	WH Group, Ltd.[b]	1,902,958
660,000	Xinyi Glass Holdings Company, Ltd.	639,556

	Total	5,696,058

Chile (0.4%)
58,646	Banco Santander Chile SA ADR	1,834,447
150,675	S.A.C.I. Falabella	1,439,231

	Total	3,273,678

China (1.0%)
70,372	China International Travel Service Corporation, Ltd.	439,376
408,897	Hangzhou Hikvision Digital Technology Company, Ltd.	2,425,363
32,595	Kweichow Moutai Company, Ltd.	3,041,124
220,900	Midea Group Company, Ltd.	1,700,267
262,682	Shanghai International Airport
	Company, Ltd.	1,734,985

	Total	9,341,115

Denmark (1.4%)
814	Aktieselskabet Schouw & Company	84,707
15,928	Bavarian Nordic ASa	646,325
32,405	Danske Bank AS	1,236,687
12,967	DFDS AS	751,982

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value
Denmark (1.4%) - continued
563	FLSmidth & Company AS	$38,595
33,966	GN Store Nord AS	1,124,057
433	Jyske Bank AS	24,468
30,574	Novo Nordisk AS	1,522,244
5,809	Rockwool International AS	1,577,072
10,412	Royal Unibrew AS	599,465
8,657	Scandinavian Tobacco Group ASb	146,356
16,857	Spar Nord Bank AS	214,397
74,756	Sydbank AS	2,918,361
26,278	Vestas Wind Systems AS	2,319,947

	Total	13,204,663

Faroe Islands (0.1%)
12,155	Bakkafrost PF	543,134

	Total	543,134

Finland (1.2%)
7,820	Cramo Oyj	173,620
25,423	Finnair Oyj	331,677
25,975	KONE Oyj	1,405,872
17,220	Konecranes Oyj	792,873
21,656	Ramirent Oyj	199,285
226,310	UPM-Kymmene Oyj	6,796,603
48,538	Valmet Oyj	941,094

	Total	10,641,024

France (5.5%)
71,952	Air France-KLM[a]	1,126,601
1,952	Alten SA	170,832
17,996	Amundi SAb	1,525,181
12,583	AtoS	1,954,338
135,545	AXA SA	4,091,889
34,468	BNP Paribas SA	2,690,210
13,283	Capgemini SA	1,613,673
33,534	CNP Assurances	780,085
7,589	Derichebourg	80,921
15,554	Eiffage SA	1,624,703
78,676	Engie	1,329,779
4,034	Eramet SAa	332,232
1,595	Euler Hermes Group	185,038
2,786	Eurofins Scientific SE	1,742,800
116,376	Eutelsat Communications	2,914,984
22,310	Faurecia	1,621,834
8,839	Ipsos SA	326,696
3,985	Jacquet Metal Service	128,883
2,248	Kaufman & Broad SA	99,336
6,832	Kering SA	3,133,194
13,728	LVMH Moet Hennessy Louis Vuitton SE	4,094,558
13,921	Metropole Television SA	321,835
14,105	Neopost SA	519,920
12,130	Nexity SA	745,536
50,895	Peugeot SA	1,207,512
2,073	Plastic Omnium SA	86,439
25,102	Safran SA	2,643,801
35,031	Sanofi	3,316,967
61,910	SCOR SE	2,570,096
7,354	Societe Generale	409,283
13,765	Thales SA	1,434,498
89,699	Total SA	4,999,653
6,182	UbiSoft Entertainment SAa	471,684
953	Vilmorin & Cie SA	91,783

	Total	50,386,774

Germany (7.4%)
43,914	Aareal Bank AG	1,825,830
10,883	Adidas AG	2,422,373
25,330	Allianz SE	5,913,512
52,769	Alstria Office REIT AG	750,156
3,305	Amadeus Fire AG	303,828
18,055	Aurubis AG	1,479,543
40,944	BASF SE	4,477,364
48,695	Bayer AG	6,334,193
18,822	Covestro AGb	1,809,351
67,215	Deutsche Pfandbriefbank AGb	967,440
81,785	Deutsche Post AG	3,749,031
78,532	Deutz AG	665,283
9,520	Duerr AG	1,317,471
95,550	Evonik Industries AG	3,475,718
57,478	Evotec AGa	1,223,111
38,772	Fresenius SE & Company KGaA	3,245,846
2,636	Fuchs Petrolub SE	131,271
13,063	Gerresheimer AG	1,044,861
16,649	Hamburger Hafen und Logistik AG	531,698
25,038	Hannover Rueckversicherung SE	3,150,805
2,505	Homag Group AG	186,719
17,275	Hugo Boss AG	1,545,066
1,177	Isra Vision AG	229,025
21,257	Jenoptik AG	716,453
15,333	Jungheinrich AG	698,296
4,793	Leoni AG	318,893
12,786	Merck KGaA	1,371,847
5,000	Muenchener Rueckversicherungs-Gesellschaft AG	1,122,511
135	Pfeiffer Vacuum Technology AG	21,678
13,682	Rheinmetall AG	1,624,989
3,261	SAF-Holland SA	64,595
49,452	SAP SE	5,650,513
42,139	Siemens AG	6,052,539
14,444	Software AG	735,425
80,349	TAG Immobilien AG	1,385,206
4,791	Takkt AG	99,366
2,139	Wacker Neuson SE	69,670
5,172	Zeal Network SE	138,566

	Total	66,850,042

Hong Kong (2.7%)
567,600	AIA Group, Ltd.	4,277,138
242,000	Champion REIT	174,651
370,500	China Mobile, Ltd.	3,726,627
108,000	CITIC Telecom International Holdings, Ltd.	30,885
260,500	CK Asset Holdings, Ltd.	2,143,872
85,000	Emperor Entertainment Hotel, Ltd.	20,594
108,000	Giordano International, Ltd.	61,059
10,000	Great Eagle Holdings, Ltd.	55,054
629,000	Hang Lung Group, Ltd.	2,210,102
61,106	Hong Kong Exchanges and Clearing, Ltd.	1,702,673
53,500	Hopewell Holdings, Ltd.	205,432
55,462	i-CABLE Communications, Ltd.[a]	1,737
279,000	Luk Fook Holdings International, Ltd.	1,180,173
776,000	Melco International Development, Ltd.	2,126,760
174,000	Shun Tak Holdings, Ltd.	74,997
225,000	Sun Hung Kai Properties, Ltd.	3,680,865
35,000	Sunlight Real Estate Investment Trust	23,739
51,500	Swire Pacific, Ltd., Class A	508,927
53,150	Swire Properties, Ltd.	179,606
200,000	Wharf Holdings, Ltd.	1,821,629

	Total	24,206,520

Hungary (0.1%)

55,410	Richter Gedeon Nyrt	1,378,299

	Total	1,378,299

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value
India (2.2%)
90,300	Aditya Birla Capital, Ltd.[a]	$248,017
47,500	Grasim Industries, Ltd.	900,710
31,679	Hero Motocorp, Ltd.	1,885,342
115,000	Hindustan Unilever, Ltd.	2,197,771
188,191	Housing Development Finance Corporation	4,963,125
826,201	ITC, Ltd.	3,392,216
82,200	Kotak Mahindra Bank, Ltd.	1,301,563
38,418	Tata Consultancy Services, Ltd.	1,557,272
48,428	Ultra Tech Cement, Ltd.	3,293,979

	Total	19,739,995

Indonesia (0.8%)
5,662,400	Astra International Tbk PT	3,340,062
1,071,600	Indocement Tunggal Prakarsa Tbk PT	1,773,819
1,216,400	PT Bank Central Asia Tbk	1,873,793

	Total	6,987,674

Ireland (0.4%)
53,439	CRH plc	2,011,014
126,820	United Drug plc	1,557,184

	Total	3,568,198

Israel (0.3%)
16,163	Check Point Software Technologies, Ltd.[a]	1,902,547
253,805	El Al Israel Airlines, Ltd.	138,869
75,803	Israel Discount Bank, Ltd.a	201,362
23,509	Shufersal, Ltd.	149,402

	Total	2,392,180

Italy (1.6%)
13,018	Ascopiave SPA	54,682
42,941	Assicurazioni Generali SPA	781,516
13,235	ASTM SPA	367,127
20,576	Azimut Holding SPA	406,158
19,626	Banca Generali SPA	645,716
26,912	Banca Popolare Di Sondrio SCRL	106,459
47,226	Beni Stabili SPA	41,808
10,634	Biesse SPA	473,741
4,406	De’Longhi	144,475
24,325	DiaSorin SPA	2,212,727
9,933	EL En SPA	281,162
161,471	Enav SPA[b]	768,652
263,178	Enel SPA	1,632,143
12,873	ERG SPA	215,180
547	Industria Macchine Automatiche SPA	49,051
1,528	Italmobiliare SPA	41,119
6,287	La Doria SPA	119,225
124,319	Mediobanca SPA	1,361,834
9,424	Piaggio & C. SPA	30,825
46,878	Prysmian SPA	1,613,046
50,509	Recordati SPA	2,348,120
67,771	Societa Cattolica di Assicurazioni SCRL	734,565
29,986	Societa Iniziative Autostradali e Servizi SPA	510,315

	Total	14,939,646

Japan (19.3%)
29,900	Adeka Corporation	516,457
7,000	Aisan Industry Company, Ltd.	80,158
29,400	Aisin Seiki Company, Ltd.	1,522,993
14,000	AOKI Holdings, Inc.	195,288
3,600	Arcland Sakamoto Company, Ltd.	58,841
46,300	Arcs Company, Ltd.	1,035,877
16,600	Asahi Diamond Industrial Company, Ltd.	161,042
9,600	ASKA Pharmaceutical Company, Ltd.	182,330
113,400	Astellas Pharmaceutical, Inc.	1,509,224
1,000	Ateam, Inc.	26,470
1,000	Autobacs Seven Company, Ltd.	17,190
19,900	Avex Group Holdings, Inc.	275,085
53,600	Bridgestone Corporation	2,560,493
53,700	Brother Industries, Ltd.	1,306,688
17,400	Canon Electronics, Inc.	391,547
70,500	Canon, Inc.	2,648,481
26,700	Capcom Company, Ltd.	679,313
6,800	Cawachi, Ltd.	166,849
18,600	Chiyoda Company, Ltd.	476,260
2,600	Chiyoda Integre Company, Ltd.	63,333
53,500	Chubu Electric Power Company, Inc.	689,962
36,900	Citizen Watch Company, Ltd.	271,287
12,900	Cosmo Energy Holdings Company, Ltd.	296,338
2,200	Daiichi Jitsugyo Company, Ltd.	64,658
27,900	Daiichi Sankyo Company, Ltd.	640,826
3,500	Daiichikosho Company, Ltd.	164,929
1,000	Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	45,793
2,900	Daishi Bank, Ltd.	142,011
2,200	DCM Holdings Company, Ltd.	20,211
21,000	Dexerials Corporation	236,629
18,200	DMG Mori Company, Ltd.	367,014
14,600	Doutor Nichires Holdings Company, Ltd.	346,639
47,600	DTS Corporation	1,428,440
25,900	EDION Corporation	261,661
5,400	EIZO Corporation	223,861
14,900	EPS Holdings, Inc.	293,370
86,000	Financial Products Group Company, Ltd.	998,100
30,900	Foster Electric Company, Ltd.	725,263
27,800	Fuji Machine Manufacturing Company, Ltd.	530,246
8,000	Fuji Oil Holdings, Inc.	215,691
8,200	Fuji Soft, Inc.	249,375
7,900	Fujibo Holdings, Inc.	249,411
304,000	Fujitsu, Ltd.	2,368,918
7,600	Glory, Ltd.	284,226
13,900	Goldcrest Company, Ltd.	301,149
5,400	Gree, Inc.	36,658
160	Hankyu REIT, Inc.	185,744
115,800	Haseko Corporation	1,681,581
36,300	Heiwa Corporation	669,362
173	Heiwa Real Estate REIT, Inc.	139,368
116,790	Hiroshima Bank, Ltd.	988,832
16,400	Hitachi Zosen Corporation	86,414
244,000	Hitachi, Ltd.	1,943,057
40,300	Hokuetsu Kishu Paper Company, Ltd.	258,644
349,400	Honda Motor Company, Ltd.	10,949,175
78,200	IBIDEN Company, Ltd.	1,309,420
4	Industrial & Infrastructure Fund Investment Corporation	16,305
13,200	INES Corporation	123,605
191,000	ITOCHU Corporation	3,345,679
4,900	Itochu Enex Company, Ltd.	49,944
10,100	JAFCO Company, Ltd.	499,179
31,200	Japan Airlines Company, Ltd.	1,067,893
32,000	Japan Aviation Electronics Industry, Ltd.	585,365
186	Japan Rental Housing Investments, Inc.	128,575
138,800	JVC Kenwood Corporation	435,154
2,700	Kaga Electronics Company, Ltd.	80,898

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value
Japan (19.3%) - continued
134,000	Kajima Corporation	$1,389,780
98,000	Kaneka Corporation	809,277
1,600	Kanematsu Electronics, Ltd.	49,931
32,900	Kao Corporation	1,988,316
35,100	KDDI Corporation	935,157
12,000	Keihin Corporation	221,235
165	Kenedix Office Investment Corporation	883,961
102	Kenedix Residential Investment Corporation	261,044
65,600	Kinden Corporation	1,107,845
62,400	KITZ Corporation	534,667
15,300	Koei Tecmo Holdings Company, Ltd.	303,836
17,900	Kohnan Shoji Company, Ltd.	382,567
37,400	Kokuyo Company, Ltd.	670,653
186,700	Konica Minolta Holdings, Inc.	1,637,868
39,700	Konoike Transport Company, Ltd.	610,883
108,500	K’s Holdings Corporation	2,490,129
28,000	Kurabo Industries, Ltd.	81,223
1,700	Kureha Corporation	99,996
1,300	KYB Company, Ltd.	84,407
31,300	Kyoei Steel, Ltd.	549,566
7,200	Kyokuto Kaihatsu Kogyo Company, Ltd.	128,937
64,400	Kyowa Exeo Corporation	1,402,843
213	LaSalle Logiport REIT	200,406
125,700	Leopalace21 Corporation	938,632
120,000	Makino Milling Machine Company, Ltd.	1,132,237
8,000	Mandom Corporation	238,372
142,900	Marubeni Corporation	958,150
21,800	Marusan Securities Company, Ltd.	199,347
7,800	Maruwa Company, Ltd.	451,369
16,300	Matsumotokiyoshi Holdings Company, Ltd.	1,172,183
16,800	Maxell Holdings, Ltd.	381,797
8,700	Meiko Network Japan Company, Ltd.	100,814
2,700	MEITEC Corporation	131,888
27,400	Ministop Company, Ltd.	556,052
19,900	MIRAIT Holdings Corporation	260,046
126,400	Mitsubishi Corporation	2,960,028
5,900	Mitsubishi Shokuhin Company, Ltd.	175,062
310,300	Mitsubishi UFJ Financial Group, Inc.	2,104,810
108,200	Mitsui & Company, Ltd.	1,615,897
2,600	Mitsui Sugar Company, Ltd.	88,943
2,054,000	Mizuho Financial Group, Inc.	3,731,873
29,400	Morinaga Milk Industry Company, Ltd.	1,128,686
12,000	Nachi-Fujikoshi Corporation	73,968
7,100	NEC Networks & System Integration Corporation	176,935
44,200	NHK Spring Company, Ltd.	505,830
38,000	NICHIAS Corporation	494,796
51,700	Nichirei Corporation	1,330,878
38,700	Nikkiso Company, Ltd.	363,546
14,400	Nikkon Holdings Company, Ltd.	368,801
41,000	Nippon Electric Glass Company, Ltd.	1,673,973
497,100	Nippon Light Metal Holdings Company, Ltd.	1,463,147
15	Nippon REIT Investment Corporation	42,941
10,000	Nippon Shokubai Company, Ltd.	754,309
124,700	Nippon Telegraph & Telephone Corporation	6,028,936
16,400	Nippon Thompson Company, Ltd.	95,535
31,900	Nipro Corporation	465,072
31,200	Nishimatsu Construction Company, Ltd.	941,935
891,978	Nissan Motor Company, Ltd.	8,674,820
14,500	Nisshin Oillio Group, Ltd.	475,986
11,000	Nisshin Steel Company, Ltd.	159,866
2,000	Nitto Boseki Company, Ltd.	67,218
13,983	Nitto Kogyo Corporation	239,668
9,900	Noritz Corporation	181,901
16,400	NSD Company, Ltd.	328,296
61,600	NTN Corporation	299,209
64,800	NTT DOCOMO, Inc.	1,569,376
114,800	Obayashi Corporation	1,503,110
5,200	Oiles Corporation	102,363
98,500	ORIX Corporation	1,693,571
219,100	Osaka Gas Company, Ltd.	4,243,759
12,200	Paramount Bed Holdings Company, Ltd.	538,010
58,200	Persol Holdings Company, Ltd.	1,443,108
12,000	Plenus Company, Ltd.	244,452
204,000	Prima Meat Packers, Ltd.	1,333,047
8,300	Resorttrust, Inc.	163,423
2,400	Riken Vitamin Company, Ltd.	92,168
18,300	Rohm Company, Ltd.	1,703,497
8,700	ROHTO Pharmaceutical Company, Ltd.	200,819
700	Roland DG Corporation	19,367
44,900	Round One Corporation	580,229
8,900	Ryobi, Ltd.	229,208
15,200	Saizeriya Company, Ltd.	468,889
50,400	Sangetsu Company, Ltd.	927,565
65,500	Sankyo Company, Ltd.	2,114,182
14,000	Sankyu, Inc.	578,805
600	Sanyo Special Steel Company, Ltd.	15,400
7,000	Sawai Pharmaceutical Company, Ltd.	397,042
14,500	SCREEN Holdings Company, Ltd.	1,136,490
2,600	Seino Holdings Company, Ltd.	37,932
148	Sekisui House Residential Investment Corporation	144,609
105,600	Sekisui House, Ltd.	1,974,559
41,200	Senko Group Holdings Company, Ltd.	298,808
114,200	Senshu Ikeda Holdings, Inc.	440,926
22,300	Shikoku Electric Power Company	291,797
13,900	SHIMAMURA Company, Ltd.	1,548,575
3,300	Shindengen Electric Manufacturing Company, Ltd.	225,265
100,300	Shinko Electric Industries Company, Ltd.	772,925
85,200	ShinMaywa Industries, Ltd.	838,267
14,800	Ship Healthcare Holdings, Inc.	462,824
8,200	SHOWA Corporation	107,484
8,700	Showa Denko KK	291,510
4,000	SMK Corporation	18,904
46,700	SoftBank Group Corporation	4,138,656
2,000	STUDIO ALICE Company, Inc.	46,271
139,691	Sumitomo Corporation	2,020,506
55,000	Sumitomo Heavy Industries, Ltd.	2,310,798
59,600	Sumitomo Mitsui Financial Group, Inc.	2,387,739
2,600	Sumitomo Seika Chemicals Company, Ltd.	138,130
15,000	Sun Frontier Fudousan Co., Ltd.	180,594
44,000	Suzuki Motor Corporation	2,410,024
2,000	Taihei Dengyo Kaisha, Ltd.	51,067
11,300	Taiho Kogyo Company, Ltd.	169,035
22,200	Taikisha, Ltd.	646,552
89,100	Taiyo Yuden Company, Ltd.	1,555,625
140,500	Takara Leben Company, Ltd.	645,858
37,800	Takeda Pharmaceutical Company, Ltd.	2,131,351

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value
Japan (19.3%) - continued
8,700	Tatsuta Electric Wire and Cable Company, Ltd.	$63,813
3,400	TIS, Inc.	105,807
38,300	Toagosei Company, Ltd.	496,722
31,600	Tokai Rika Company, Ltd.	665,120
14,100	Tokyo Electron, Ltd.	2,482,725
20,600	Tokyo Seimitsu Company, Ltd.	818,936
388	Tokyu REIT, Inc.	455,206
2,200	Topy Industries, Ltd.	75,165
23,000	Tosei Corporation	226,533
85,000	Toshiba Machine Company, Ltd.	527,775
5,800	Toyo Tanso Company, Ltd.	163,738
39,300	Toyoda Gosei Company, Ltd.	960,964
31,700	Toyota Motor Corporation	1,966,227
1,400	Tsubaki Nakashima Company, Ltd.	32,282
29,000	Tsubakimoto Chain Company	249,918
79,800	TV Asahi Holdings Corporation	1,607,015
17,700	UACJ Corporation	521,930
700	Ube Industries, Ltd.	21,504
32,900	ULVAC, Inc.	2,330,769
17,100	Unipres Corporation	461,697
1,900	Ushio, Inc.	26,373
2,200	Wakita & Company, Ltd.	27,064
26,700	West Japan Railway Company	1,882,777
10,200	Yamato Kogyo Company, Ltd.	272,840
12,600	Yodogawa Steel Works, Ltd.	369,050
13,300	Zenkoku Hosho Company, Ltd.	546,481
5,600	ZEON Corporation	74,557

	Total	175,246,517

Luxembourg (0.5%)
74,342	Arcelor Mittala	2,128,826
55,250	B&M European Value Retail SA	291,530
4,647	Oriflame Holdings AG	167,417
121,515	Subsea 7 SA	2,048,422

	Total	4,636,195

Malaysia (0.2%)
306,500	Public Bank Berhad	1,481,173

	Total	1,481,173

Mexico (0.8%)
36,600	Fomento Economico Mexicano SAB de CV ADR	3,211,650
9,500	Grupo Aeroportuario del Sureste SAB de CV ADR	1,698,505
428,606	Grupo Financiero Banorte SAB de CV ADR	2,539,655
111,464	Organizacion Soriana SAB de CVa	233,722

	Total	7,683,532

Netherlands (2.8%)
206,444	ABN AMRO Group NVb	6,375,890
4,491	ASM International NV	300,960
35,571	ASR Nederland NV	1,458,221
20,059	BE Semiconductor Industries NV	1,576,282
38,686	Euronext NVb	2,297,588
19,006	Ferrari NV	2,275,739
34,943	NN Group NV	1,463,327
1,680	NSI NV	63,708
53,873	Philips Lighting NVb	2,041,839
68,884	RELX NV	1,555,181
112,094	Unilever NV	6,511,534

	Total	25,920,269

New Zealand (0.1%)
90,080	a2 Milk Company, Ltd.[a]	534,805
158,670	Air New Zealand, Ltd.	358,457

	Total	893,262

Norway (1.5%)
52,817	Aker BP ASA	1,216,732
16,119	Borregaard ASA	155,351
227,030	DnB ASA	4,381,541
92,671	DNO International ASA[a]	112,590
38,220	Grieg Seafood ASA	362,911
81,495	Leroy Seafood Group ASA	489,415
198,833	Norsk Hydro ASA	1,538,641
5,038	Norway Royal Salmon ASA	97,762
32,546	SalMar ASA	970,359
18,750	SpareBank 1 Nord-Norge	148,086
19,490	SpareBank 1 SMN	202,433
169,376	Telenor ASA	3,596,486

	Total	13,272,307

Philippines (0.5%)
11,120	Ayala Corporation	221,901
3,199,800	Ayala Land, Inc.	2,680,026
911,364	Bank of the Philippine Islands	1,730,047

	Total	4,631,974

Poland (0.1%)
34,898	Bank Pekao SA	1,140,324

	Total	1,140,324

Portugal (0.6%)
46,370	Altri SGPS SA	296,224
2,978,379	Banco Espirito Santo SAa,c,d	347
70,319	CTT-Correios de Portugal SA	414,015
383,694	Electricidade de Portugal SA	1,368,337
110,848	Galp Energia SGPS SA	2,060,894
73,827	Jeronimo Martins SGPS SA	1,341,373
4,145	Semapa-Sociedade de Investimento e
	Gestao, SGPS SA	82,878

	Total	5,564,068

Russia (0.4%)
25,100	Lukoil ADR	1,333,272
15,197	Magnit PJSC	1,998,557

	Total	3,331,829

Singapore (0.3%)
174,500	CapitaLand Retail China Trust	212,508
25,700	China Aviation Oil (Singapore) Corporation Ltd	33,388
206,800	Frasers Commercial Trust	210,207
58,700	Indofood Agri Resources, Ltd.	19,355
35,700	OUE, Ltd.	53,947
110,300	United Engineers, Ltd.	213,679
96,300	Venture Corporation, Ltd.	1,376,579
291,300	Yanlord Land Group, Ltd.	382,784

	Total	2,502,447

South Africa (0.4%)
141,890	Massmart Holdings, Ltd.	1,074,304
177,800	MTN Group, Ltd.	1,543,857
259,111	Truworths International, Ltd.	1,381,070

	Total	3,999,231

South Korea (0.5%)
3,914	Amorepacific Corporation	623,599
7,488	Amorepacific Group	960,235
3,514	NAVER Corporation	2,808,642

	Total	4,392,476

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value
Spain (1.7%)
36,752	ACS Actividades de Construccion y Servicios, SA	$1,448,730
1,627	Amadeus IT Holding SA	110,390
14,512	Applus Services SA	202,931
123,664	Banco Bilbao Vizcaya Argentaria SA	1,081,377
5,929	Construcciones y Auxiliar de Ferrocarriles SA	244,141
129,814	Ence Energia y Celulosa SA	753,041
53,751	Endesa SA	1,230,266
9,956	Hispania Activos Inmobiliarios SA	171,697
173,449	Iberdrola SA	1,401,643
7,678	International Consolidated Airlines Group SA	64,847
4,443	Let’s GOWEX SAa,d	1
80,462	Melia Hotels International SA	1,100,631
111,296	Merlin Properties Socimi SA	1,469,566
22,059	NH Hotel Group SA	139,467
251,487	Repsol SA	4,712,717
132,182	Telefonica SA	1,385,990
3,445	Viscofan SA	208,533

	Total	15,725,968

Sweden (2.8%)
39,440	Atlas Copco AB	1,565,698
26,306	Betsson AB	206,447
12,621	Bilia AB	113,069
54,755	Boliden AB	1,915,974
15,481	Bonava AB	225,449
7,462	Bure Equity AB	92,254
1,374	Clas Ohlson AB	23,757
16,521	Dometic Group ABb	143,642
60,871	Essity Aktiebolag[a]	1,819,401
40,754	Granges AB	422,310
23,360	Hemfosa Fastigheter AB	283,815
8,538	Investor AB	423,029
41,188	JM AB	1,086,785
65,091	Loomis AB	2,611,680
8,860	NetEnt ABa	70,216
31,718	Nobina ABb	172,388
345,208	Nordea Bank AB	4,171,737
49,892	Scandic Hotels Group ABb	643,602
133,154	SKF AB	3,094,343
348,512	Svenska Cellulosa AB SCA	3,272,518
16,579	Swedish Orphan Biovitrum ABa	245,669
2,681	Vitrolife AB	214,011
143,647	Volvo AB	2,845,108

	Total	25,662,902

Switzerland (4.8%)
36,223	Adecco SA	2,873,835
234	ALSO Holding AGa	31,675
919	Bachem Holding AG	116,086
6,510	BKW FMB Energie	380,523
2,564	Bobst Group SA	274,081
2,191	Bucher Industries AG	857,276
6,318	Cembra Money Bank AG	565,994
233	Conzzeta AG	228,880
33,197	Ferguson plc	2,321,457
142,289	Ferrexpo plc	480,388
53	Forbo Holding AG	80,134
9,739	GAM Holding AGa	151,804
1,263	Georg Fischer AG	1,556,104
91	Gurit Holding AG	104,623
2,609	Implenia AG	164,798
967	Inficon Holding AG	600,611
1,398	Kardex AG	166,474
10,268	Lonza Group AG	2,727,809
867	Mobimo Holding AG	218,999
95,249	Nestle SA	8,014,111
59,226	Novartis AG	4,884,919
18,747	Pargesa Holding SA	1,569,905
2,544	Partners Group Holding AG	1,711,064
979	Rieter Holding AG	228,939
5,428	Roche Holding AG-BR	1,261,369
27,185	Roche Holding AG-Genusschein	6,283,299
229	Schweiter Technologies AG	280,936
1,331	Siegfried Holding AG	416,306
8,997	Sulzer, Ltd.	1,152,583
9,610	TE Connectivity, Ltd.	874,222
3,579	Tecan Group AG	756,987
947	Temenos Group AG	109,351
3,021	Valora Holding AG	968,240
4,947	Vontobel Holding AG	307,848
2,867	Zurich Insurance Group AG	874,908

	Total	43,596,538

Taiwan (0.8%)
321,100	Taiwan Mobile Company, Ltd.	1,144,793
752,362	Taiwan Semiconductor Manufacturing Company, Ltd.	6,082,322

	Total	7,227,115

Thailand (0.6%)
186,150	Siam Cement pcl	2,733,975
598,700	Siam Commercial Bank pcl	2,640,880

	Total	5,374,855

Turkey (0.6%)
606,258	Akbank TAS	1,603,782
105,296	BIM Birlesik Magazalar AS	2,148,850
504,000	Turkiye Garanti Bankasi AS	1,388,571

	Total	5,141,203

United Kingdom (12.5%)
112,049	3i Group plc	1,429,980
17,399	Abcam plc	229,929
160,078	Anglo American plc	3,019,543
81,619	Ashmore Group plc	417,308
74,682	Ashtead Group plc	1,923,765
43,825	Associated British Foods plc	1,939,652
261,842	Aviva plc	1,756,542
76,411	Barratt Developments plc	664,377
36,466	Bellway plc	1,768,077
187,319	BHP Billiton plc	3,391,518
1,967	BHP Billiton plc	35,486
10,747	Big Yellow Group plc	110,977
6,340	Bodycote plc	78,856
391,010	BP plc	2,652,077
34,440	Brewin Dolphin Holdings plc	161,673
100,722	British American Tobacco plc	6,507,605
5,092	Burford Capital, Ltd.	83,860
26,297	Carnival plc	1,733,709
51,043	Coca-Cola HBC AG	1,725,103
76,586	Crest Nicholson Holdings plc	576,297
127,010	Diageo plc	4,337,227
30,981	Dialog Semiconductor plc[a]	1,547,852
281,440	Direct Line Insurance Group plc	1,389,051
11,300	DS Smith plc	78,150
174,975	Electrocomponents plc	1,613,792
65,156	Elementis plc	246,047
78,156	Fenner plc	357,859
2,211	Fevertree Drinks plc	62,284
35,357	Galliford Try plc	572,902
60,419	Grainger plc	223,447
177,748	Hansteen Holdings plc	323,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares	Common Stock (88.6%)	Value
United Kingdom (12.5%) - continued
311,216	Hays plc	$770,392
1,904,072	HSBC Holdings plc	18,593,416
42,610	Ibstock plc[b]	140,411
129,043	Inchcape plc	1,339,443
67,537	Intermediate Capital Group plc	872,059
168,421	JD Sports Fashion plc	799,906
162,422	Jupiter Fund Management plc	1,281,584
193,778	KAZ Minerals plc[a]	2,092,302
1,745,202	Lloyds TSB Group plc	1,581,900
260,528	Man Group plc	669,966
433,781	Marks and Spencer Group plc	1,982,541
147,243	Mitie Group plc	463,331
114,081	Mondi plc	2,758,950
5,291	Morgan Advanced Materials plc	22,066
140,556	National Express Group plc	686,044
3,829	NEX Group plc	32,224
5,831	Next plc	381,151
45,297	Northgate plc	269,521
435,776	Old Mutual plc	1,105,442
68,774	OneSavings Bank plc	370,159
411,335	PageGroup plc	2,555,036
132,566	Paragon Banking Group plc	836,616
45,479	Persimmon plc	1,692,484
273,599	QinetiQ Group plc	886,876
135,728	Redrow plc	1,173,535
16,048	RELX plc	369,278
37,160	Rentokil Initial plc	165,709
16,919	Royal Dutch Shell plc	532,741
87,554	Royal Dutch Shell plc, Class A	2,756,171
232,593	Royal Dutch Shell plc, Class B	7,488,835
44,928	Safestore Holdings plc	265,430
24,504	Saga plc	62,193
35,179	Savills plc	435,924
31,227	Schroders plc	1,448,828
101,050	Smith & Nephew plc	1,905,955
120,202	Smiths Group plc	2,508,112
3,758	Spectris plc	127,766
16,217	Spirax-Sarco Engineering plc	1,216,858
298,962	SSP Group plc	2,321,755
123,132	Standard Chartered plc[a]	1,226,375
105,978	Synthomer plc	689,134
151,622	Thomas Cook Group plc	241,239
62,403	Unilever plc	3,536,613
18,880	UNITE Group plc	176,280
53,687	Vesuvius plc	418,841
2,555	Victrex plc	81,353
369,825	William Morrison Supermarkets plc	1,101,228

	Total	113,392,341

United States (0.3%)
12,581	Kulicke and Soffa Industries, Inc.[a]	284,960
60,600	Yum China Holding, Inc.	2,445,210

	Total	2,730,170

	Total Common Stock (cost $690,107,183)	804,834,585

Principal Amount	Long-Term Fixed Income (8.5%)
Angola (<0.1%)
	Angola Government International Bond
$210,000	9.500%, 11/12/2025	228,900

	Total	228,900

Argentina (0.7%)
	Argentina Government International Bond
$1,280,000	22.838%, (BADLARPP + 2.75%), 3/1/2018[e,f]	75,390
525,000	22.710%, (BADLARPP + 2.5%), 3/11/2019[e,f]	31,219
700,000	23.338%, (BADLARPP + 3.25%), 3/1/2020[e,f]	43,409
13,870,000	26.250%, (ARPP7DRR FLAT), 6/21/2020[e,f]	866,409
230,000	6.875%, 4/22/2021	250,700
1,225,000	22.548%, (BADLARPP + 2%), 4/3/2022[e,f]	73,122
80,000	16.000%, 10/17/2023[e]	4,621
460,000	7.500%, 4/22/2026	519,800
30,000	15.500%, 10/17/2026[e]	1,788
800,000	6.875%, 1/26/2027	872,400
426,592	7.820%, 12/31/2033[g]	565,912
137,610	7.820%, 12/31/2033[g]	184,156
235,543	8.280%, 12/31/2033	270,167
850,000	7.125%, 7/6/2036	914,175
100,000	2.260%, 12/31/2038[g,h]	82,821
1,030,000	2.500%, 12/31/2038[h]	739,025
	Argentina Treasury Bond BONCER
100,000	2.500%, 7/22/2021[e]	6,898
	Cablevision SA
150,000	6.500%, 6/15/2021[b]	160,435

	Total	5,662,447

Azerbaijan (<0.1%)
	Azerbaijan Government International Bond
150,000	3.500%, 9/1/2032b	129,188

	Total	129,188

Bahrain (<0.1%)
	Bahrain Government International Bond
370,000	6.750%, 9/20/2029b	368,002

	Total	368,002

Belize (<0.1%)
	Belize Government International Bond
135,900	4.938%, 2/20/2034*	84,258

	Total	84,258

Bermuda (0.1%)
	Bermuda Government International Bond
200,000	3.717%, 1/25/2027[b]	201,000
	Digicel, Ltd.
200,000	6.000%, 4/15/2021*	196,804
330,000	6.750%, 3/1/2023[b]	326,288

	Total	724,092

Brazil (0.2%)
	Banco do Brasil SA/Cayman
600,000	9.000%, 6/18/2024[f,i]	658,500
	Brazil Government International Bond
85,000	Zero Coupon, 5/15/2055[j]	90,008
	Brazil Letras do Tesouro Nacional
1,680,000	Zero Coupon, 10/1/2019[j]	442,517
	Brazil Loan Trust 1
314,429	5.477%, 7/24/2023*	327,950
	Brazil Minas SPE via State of Minas Gerais
460,000	5.333%, 2/15/2028*	468,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (8.5%)	Value
Brazil (0.2%) - continued
	Brazil Notas do Tesouro Nacional Serie F
$147,000	10.000%, 1/1/2025[j]	$46,934

	Total	2,033,959

Bulgaria (0.1%)
	Bulgaria Government International Bond
350,000	3.000%, 3/21/2028[g]	462,737
276,000	3.125%, 3/26/2035[g]	353,166

	Total	815,903

Cayman Islands (<0.1%)
	China Evergrande Group
210,000	8.250%, 3/23/2022	220,893
200,000	8.750%, 6/28/2025	207,595

	Total	428,488

Chile (0.2%)
	Chile Government International Bond
460,000	3.860%, 6/21/2047	465,750
	GNL Quintero SA
310,000	4.634%, 7/31/2029[b]	322,787
	Itau CorpBanca
286,000	3.875%, 9/22/2019[b]	293,319
	Sociedad Quimica y Minera de Chile SA
200,000	3.625%, 4/3/2023	202,000
200,000	4.375%, 1/28/2025*	207,250

	Total	1,491,106

Colombia (0.2%)
	Banco de Bogota SA
450,000	6.250%, 5/12/2026[b]	488,250
	Colombia Government International Bond
30,000	8.125%, 5/21/2024	38,025
100,000	3.875%, 3/22/2026[g]	134,819
390,000	5.625%, 2/26/2044	434,460
585,000	5.000%, 6/15/2045	601,819

	Total	1,697,373

Costa Rica (0.2%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	202,500
220,000	5.250%, 8/12/2018[b]	222,750
	Banco Nacional de Costa Rica
220,000	4.875%, 11/1/2018[b]	222,530
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	34,800
210,000	5.625%, 4/30/2043[b]	188,475
200,000	5.625%, 4/30/2043	179,500
450,000	7.158%, 3/12/2045[b]	478,125

	Total	1,528,680

Croatia (<0.1%)
	Croatia Government International Bond
150,000	6.625%, 7/14/2020	164,215
100,000	3.875%, 5/30/2022[g]	130,546

	Total	294,761

Dominican Republic (0.4%)
	Aeropuertos Dominicanos Siglo XXI SA
270,000	6.750%, 3/30/2029[b]	292,950
	Dominican Republic Government International Bond
8,045	9.040%, 1/23/2018	8,177
4,000,000	15.000%, 4/5/2019[k]	90,541
900,000	16.000%, 7/10/2020[k]	21,992
400,000	7.500%, 5/6/2021	442,500
600,000	11.500%, 5/10/2024[k]	13,854
100,000	6.875%, 1/29/2026[b]	114,283
100,000	5.950%, 1/25/2027[b]	107,650
290,000	8.625%, 4/20/2027	353,800
1,600,000	18.500%, 2/4/2028*,k	48,432
2,900,000	11.375%, 7/6/2029[k]	64,071
990,000	6.850%, 1/27/2045	1,103,850
660,000	6.850%, 1/27/2045[b]	735,900

	Total	3,398,000

Ecuador (0.4%)
	Ecuador Government International Bond
390,000	10.750%, 3/28/2022	440,700
430,000	7.950%, 6/20/2024	434,300
210,000	9.650%, 12/13/2026	227,850
700,000	9.650%, 12/13/2026	759,500
540,000	9.625%, 6/2/2027[b]	580,500
770,000	8.875%, 10/23/2027[b]	785,338
	EP PetroEcuador
164,210	6.961%, (LIBOR 3M+ 5.63%), 9/24/2019[f]	167,166

	Total	3,395,354

Egypt (<0.1%)
	Citigroup Global Markets Holdings, Inc.
8,100,000	Zero Coupon, 5/10/2018*,l	419,216

	Total	419,216

El Salvador (0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	103,750
40,000	7.750%, 1/24/2023	43,100
92,000	5.875%, 1/30/2025	90,850
109,000	6.375%, 1/18/2027	108,455
50,000	8.625%, 2/28/2029[b]	56,625
354,000	7.650%, 6/15/2035	369,045
150,000	7.625%, 2/1/2041	156,375

	Total	928,200

Ghana (<0.1%)

	Ghana Government International Bond
220,000	7.875%, 8/7/2023	237,886

	Total	237,886

Guatemala (0.2%)
	Agromercantil Senior Trust
170,000	6.250%, 4/10/2019[b]	175,515
	Guatemala Government International Bond
400,000	5.750%, 6/6/2022	434,324
230,000	4.500%, 5/3/2026[b]	231,732
350,000	4.375%, 6/5/2027[b]	348,250
700,000	4.875%, 2/13/2028	718,298

	Total	1,908,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (8.5%)	Value
Honduras (0.1%)
	Honduras Government International Bond
$290,000	8.750%, 12/16/2020*	$329,695
400,000	8.750%, 12/16/2020	454,752

	Total	784,447

Indonesia (0.7%)
	Indonesia Government International Bond
320,000	3.700%, 1/8/2022[b]	332,140
330,000	2.625%, 6/14/2023[b,g]	411,623
843,000	5.875%, 1/15/2024	967,874
200,000	4.125%, 1/15/2025	209,491
520,000	3.375%, 7/30/2025[g]	674,580
200,000	3.750%, 6/14/2028b,[g]	263,932
420,000	3.750%, 6/14/2028[g]	554,256
280,000	8.500%, 10/12/2035	418,940
280,000	5.250%, 1/17/2042	313,528
600,000	6.750%, 1/15/2044	805,517
	Perusahaan Penerbit SBSN Indonesia III
200,000	3.400%, 3/29/2022[b]	203,900
260,000	4.325%, 5/28/2025	272,090
1,020,000	4.150%, 3/29/2027[b]	1,051,620

	Total	6,479,491

Isle of Man (<0.1%)
	Gohl Capital, Ltd.
200,000	4.250%, 1/24/2027	207,685

	Total	207,685

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
128,000	3.839%, 12/30/2018[b]	128,977

	Total	128,977

Italy (0.1%)
	Wind Tre SPA
240,000	2.625%, 1/20/2023[b,g,m]	280,822
260,000	3.125%, 1/20/2025[b,g,m]	303,769
340,000	5.000%, 1/20/2026[b,m]	342,206

	Total	926,797

Ivory Coast (<0.1%)
	Ivory Coast Government International Bond
200,000	6.375%, 3/3/2028	207,659

	Total	207,659

Japan (0.1%)
	SoftBank Group Corporation
400,000	6.000%, 7/19/2023[f,i]	406,000
	Universal Entertainment Corporation
	8.500%, PIK 2.606%,
256,190	8/24/2020*,n	264,516

	Total	670,516

Kenya (0.1%)
	Kenya Government International Bond
840,000	6.875%, 6/24/2024	872,928

	Total	872,928

Kuwait (<0.1%)
	State of Kuwait
340,000	3.500%, 3/20/2027	346,800

	Total	346,800

Luxembourg (0.2%)
	Altice Financing SA
$200,000	6.625%, 2/15/2023[b]	210,820
200,000	7.500%, 5/15/2026	219,750
	Gazprom OAO Via Gaz Capital SA
200,000	9.250%, 4/23/2019	217,847
	Sberbank of Russia Via SB Capital SA
200,000	5.500%, 2/26/2024[f]	204,537
	Telefonica Celular del Paraguay SA
200,000	6.750%, 12/13/2022	205,612
	Wind Acquisition Finance SA
260,000	7.000%, 4/23/2021[g]	314,082
420,000	7.375%, 4/23/2021	436,296

	Total	1,808,944

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia Government International Bond
340,000	4.875%, 12/1/2020[b,g]	431,218
280,000	5.625%, 7/26/2023[b,g]	367,395

	Total	798,613

Mauritius (0.1%)
	Greenko Investment Company
200,000	4.875%, 8/16/2023[b]	199,050
	MTN (Mauritius) Investments, Ltd.
200,000	5.373%, 2/13/2022	205,850
	Neerg Energy, Ltd.
200,000	6.000%, 2/13/2022[b]	206,657

	Total	611,557

Mexico (0.8%)
	America Movil SAB de CV
2,010,000	6.000%, 6/9/2019[o]	101,450
	Banco Mercantil del Norte SA
220,000	7.625%, 1/10/2028[b,f,i]	238,975
	Cemex SAB de CV
100,000	4.750%, 1/11/2022[b,g]	120,130
	Gruma, SAB de CV
200,000	4.875%, 12/1/2024[b]	215,500
	Mexican Bonos
1,971,200	6.500%, 6/10/2021[o]	100,996
43,028,600	6.500%, 6/9/2022[o]	2,195,403
9,206,100	8.000%, 12/7/2023[o]	501,382
	Mexico Government International Bond
128,000	5.750%, 10/12/2110	134,080
200,000	4.350%, 1/15/2047	188,100
440,000	4.600%, 2/10/2048	430,540
	Petroleos Mexicanos
70,000	3.500%, 7/23/2020	71,008
330,000	6.375%, 2/4/2021	358,842
120,000	5.375%, 3/13/2022[b]	127,308
10,000	3.500%, 1/30/2023	9,767
860,000	5.125%, 3/15/2023[g]	1,164,558
80,000	6.875%, 8/4/2026	89,952
390,000	6.500%, 3/13/2027[b]	425,646
250,000	6.500%, 3/13/2027[b]	272,850
89,000	5.500%, 6/27/2044	80,403
20,000	6.375%, 1/23/2045	19,836
160,000	6.750%, 9/21/2047[b]	164,912
97,000	6.750%, 9/21/2047	99,978

	Total	7,111,616

Mongolia (<0.1%)
	Mongolia Government International Bond
200,000	5.125%, 12/5/2022	198,759

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (8.5%)	Value
Mongolia (<0.1%) - continued
$200,000	8.750%, 3/9/2024	$229,789

	Total	428,548

Netherlands (0.3%)
	Greenko Dutch BV
290,000	5.250%, 7/24/2024[b]	294,713
	Metinvest BV
30,505	9.373%, PIK 4.697%, 12/31/2021[n]	31,725
101,682	9.373%, PIK 4.697%, 12/31/2021[n]	105,749
	Petrobras Global Finance BV
570,000	6.125%, 1/17/2022	616,170
106,000	5.299%, 1/27/2025[b]	106,345
677,000	5.999%, 1/27/2028[b]	685,117

	Total	1,839,819

Nigeria (0.1%)
	Nigeria Government International Bond
206,000	6.750%, 1/28/2021	218,941
200,000	6.375%, 7/12/2023	209,874
400,000	7.875%, 2/16/2032	439,392

	Total	868,207

Panama (<0.1%)
	Panama Notas del Tesoro
50,000	4.875%, 2/5/2021	53,875

	Total	53,875

Paraguay (0.2%)
	Banco Regional SAECA
150,000	8.125%, 1/24/2019	157,875
180,000	8.125%, 1/24/2019[b]	189,450
	Paraguay Government International Bond
410,000	5.000%, 4/15/2026[b]	441,775
350,000	4.700%, 3/27/2027[b]	367,500
400,000	6.100%, 8/11/2044	457,000

	Total	1,613,600

Peru (0.1%)
	Abengoa Transmision Sur SA
317,984	6.875%, 4/30/2043*	350,180
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022[b]	213,000
	Corporacion Lindley SA
90,000	6.750%, 11/23/2021*	100,800
260,000	6.750%, 11/23/2021	291,200
22,000	4.625%, 4/12/2023	22,880
80,000	4.625%, 4/12/2023[b]	83,200

	Total	1,061,260

Romania (0.1%)
	Romania Government International Bond
940,000	4.375%, 8/22/2023	1,005,668
10,000	4.875%, 1/22/2024	10,988
170,000	2.375%, 4/19/2027[b,g]	201,153

	Total	1,217,809

Russia (0.2%)
	Gazprom OAO Via Gaz Capital SA
100,000	7.288%, 8/16/2037	121,282
	Lukoil International Finance BV
200,000	6.125%, 11/9/2020	217,300
	Phosagro OAO via Phosagro Bond Funding, Ltd.
200,000	4.204%, 2/13/2018*	201,007
	Russia Government International Bond
200,000	4.875%, 9/16/2023[b]	217,543
600,000	4.750%, 5/27/2026	633,336
400,000	4.250%, 6/23/2027[b]	407,668
400,000	5.250%, 6/23/2047[b]	409,500

	Total	2,207,636

South Africa (0.6%)
	South Africa Government International Bond
1,100,000	5.875%, 9/16/2025	1,172,545
1,480,000	10.500%, 12/21/2026[p]	113,398
540,000	4.850%, 9/27/2027	527,105
200,000	4.300%, 10/12/2028	185,000
1,080,000	8.000%, 1/31/2030[p]	67,576
2,830,000	7.000%, 2/28/2031[p]	159,766
8,525,000	8.250%, 3/31/2032[p]	529,720
1,020,000	8.875%, 2/28/2035[p]	65,613
1,830,000	6.250%, 3/31/2036[p]	89,310
2,490,000	8.500%, 1/31/2037[p]	153,273
2,460,000	9.000%, 1/31/2040[p]	156,504
570,000	6.500%, 2/28/2041[p]	27,440
2,700,000	8.750%, 1/31/2044[p]	165,923
1,050,000	5.650%, 9/27/2047	1,006,530
3,162,000	8.750%, 2/28/2048[p]	194,824

	Total	4,614,527

Sri Lanka (0.1%)
	Sri Lanka Government International Bond
200,000	5.750%, 1/18/2022[b]	212,143
200,000	6.125%, 6/3/2025	213,420
370,000	6.850%, 11/3/2025[b]	410,694

	Total	836,257

Supranational (<0.1%)
	Eastern and Southern African Trade and Development Bank
200,000	5.375%, 3/14/2022	207,519

	Total	207,519

Suriname (0.1%)
	Suriname Government International Bond
200,000	9.250%, 10/26/2026	216,750
280,000	9.250%, 10/26/2026[b]	303,450

	Total	520,200

Tajikistan (<0.1%)
	Tajikistan Government International Bond
200,000	7.125%, 9/14/2027[b]	192,300

	Total	192,300

Turkey (0.6%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	206,026
	Hazine Mustesarligi Varlik Kiralama AS
690,000	5.004%, 4/6/2023[b]	702,576
	TC Ziraat Bankasi AS
200,000	5.125%, 5/3/2022	199,102

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Principal Amount	Long-Term Fixed Income (8.5%)	Value
Turkey (0.6%) - continued
	Turkey Government International Bond
$710,000	7.000%, 6/5/2020	$768,944
600,000	6.250%, 9/26/2022	651,178
200,000	3.250%, 3/23/2023	188,572
640,000	5.750%, 3/22/2024	673,930
600,000	3.250%, 6/14/2025[g]	699,259
10,000	6.875%, 3/17/2036	11,013
100,000	6.750%, 5/30/2040	108,750
200,000	6.000%, 1/14/2041	199,949
600,000	4.875%, 4/16/2043	517,384
830,000	5.750%, 5/11/2047	790,990

	Total	5,717,673

Ukraine (0.2%)
	Ukraine Government International Bond
190,000	7.750%, 9/1/2021	202,832
120,000	7.750%, 9/1/2022	128,245
280,000	7.750%, 9/1/2023	297,161
740,000	7.750%, 9/1/2024	775,665
100,000	7.750%, 9/1/2027	103,008
210,000	7.375%, 9/25/2032[b]	207,033

	Total	1,713,944

United Arab Emirates (0.3%)
	Abu Dhabi Crude Oil Pipeline, LLC
790,000	4.600%, 11/2/2047[b,m]	807,233
	Abu Dhabi Government International Bond
200,000	3.125%, 5/3/2026	200,049
500,000	3.125%, 10/11/2027[b]	493,726
	Dolphin Energy, Ltd.
210,000	5.500%, 12/15/2021	229,408
	Ruwais Power Company PJSC
360,000	6.000%, 8/31/2036[b]	420,300

	Total	2,150,716

United States (0.1%)
	Cemex Finance, LLC.
140,000	4.625%, 6/15/2024[g]	177,864
	Citigroup Global Markets Holdings, Inc.
5,000,000	Zero Coupon, 5/3/2018*,l	258,184
	Comcel Trust
200,000	6.875%, 2/6/2024	211,000
	Commonwealth of Puerto Rico G.O.
120,000	8.000%, 7/1/2035, Ser. Ad,q	35,700
	Commonwealth of Puerto Rico Public Improvement Refg. G.O.
30,000	5.500%, 7/1/2032, Ser. Ad,q	8,775
10,000	5.500%, 7/1/2039, Ser. Ad,q	2,925
100,000	6.000%, 7/1/2039, Ser. Bd,q	29,250
	JPMorgan Chase Bank NA
6,525,000	Zero Coupon, 2/15/2018*,[l]	349,225
	Puerto Rico Sales Tax Financing Corporation Refg. Rev.
10,000	5.375%, 8/1/2038, Ser. Cd,q	1,513
490,000	5.250%, 8/1/2041, Ser. Cd,q	74,112
75,000	5.000%, 8/1/2043, Ser. A-1[d,q]	11,344
5,000	5.250%, 8/1/2043, Ser. A-1[d,q]	756
	Puerto Rico Sales Tax Financing Corporation Rev.
95,000	5.500%, 8/1/2028, Ser. Ad,q	14,369
55,000	6.750%, 8/1/2032, Ser. Ad,q	8,319
25,000	5.500%, 8/1/2037, Ser. Ad,q	3,781
35,000	5.375%, 8/1/2039, Ser. Ad,q	5,294
550,000	5.500%, 8/1/2042, Ser. Ad,q	83,187
35,000	6.000%, 8/1/2042, Ser. Ad,q	5,294
	Puerto Rico Sales Tax Financing Corporation Sales Tax Rev.
35,000	5.750%, 8/1/2037, Ser. Ad,q	5,294

	Total	1,286,186

Venezuela (0.4%)
	Petroleos de Venezuela SA
5,360,000	6.000%, 10/28/2022	1,407,000
3,550,000	6.000%, 5/16/2024	985,125
947,000	6.000%, 11/15/2026	260,425
680,000	5.375%, 4/12/2027	196,520
70,000	5.500%, 4/12/2037	20,125
	Venezuela Government International Bond
119,000	8.250%, 10/13/2024	40,163
483,000	9.250%, 5/7/2028	163,012
260,000	9.375%, 1/13/2034	89,700

	Total	3,162,070

Vietnam (<0.1%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	137,000

	Total	137,000

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
140,000	5.750%, 1/31/2027[b]	147,818

	Total	147,818

Zambia (<0.1%)
	Zambia Government International Bond
370,000	8.970%, 7/30/2027	403,374
380,000	8.970%, 7/30/2027[b]	414,276

	Total	817,650

	Total Long-Term Fixed Income (cost $77,067,486)	77,524,576

Shares	Preferred Stock (1.1%)
Germany (0.2%)
4,179	Draegerwerk AG & Company KGaA	480,243
10,914	Henkel AG & Company KGaA, 1.620%	1,532,505

	Total	2,012,748

South Korea (0.9%)
3,730	Samsung Electronics Company, Ltd.	7,470,611

	Total	7,470,611

	Total Preferred Stock (cost $4,732,383)	9,483,359

Shares	Registered Investment Companies (<0.1%)	Value
Equity Funds/Exchange Traded Funds (<0.1%)
3,482	iShares MSCI EAFE Index Fund	242,452

	Total	242,452

	Total Registered Investment Companies (cost $242,031)	242,452

Shares or Principal Amount	Short-Term Investments (1.3%)[r]
	Federal Home Loan Bank Discount Notes
200,000	1.040%, 12/22/2017[s]	199,705

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2017

Shares or Principal Amount	Short-Term Investments (1.3%)[r]	Value
	Thrivent Core Short-Term Reserve Fund
1,177,911	1.350%	$11,779,105

	Total Short-Term Investments (cost $11,978,810)	11,978,810

	Total Investments (cost $784,127,893)99.5%	$904,063,782

	Other Assets and Liabilities, Net 0.5%	4,782,799

	Total Net Assets 100.0%	$908,846,581

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2017, the value of these investments was $39,993,153 or 4.4% of total net assets.

c

Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the Notes to Financial Statements.

d	In bankruptcy. Interest is not being accrued.
e	Principal amount is displayed in Argentine Pesos.
f	Denotes variable rate securities. The rate shown is as of October 31, 2017.
g	Principal amount is displayed in Euros.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2017.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	Principal amount is displayed in Brazilian Real.
k	Principal amount is displayed in Dominican Republic Pesos.
l	Principal amount is displayed in Egyptian Pounds.
m	Denotes investments purchased on a when-issued or delayed delivery basis.
n

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of 10/31/2017.

o	Principal amount is displayed in Mexican Pesos.
p	Principal amount is displayed in South African Rand.
q	Defaulted security. Interest is not being accrued.
r	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
s	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Fund as of October 31, 2017 was $3,605,567 or 0.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2017.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$317,968
Belize Government International Bond, 2/20/2034	3/22/2017	90,059
Brazil Loan Trust 1, 7/24/2023	7/25/2013	321,683
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	492,031
Citigroup Global Markets Holdings, Inc., 5/3/2018	4/27/2017	255,916
Citigroup Global Markets Holdings, Inc., 5/10/2018	8/7/2017	415,551
Corporacion Lindley SA, 11/23/2021	11/18/2011	90,000
Digicel, Ltd., 4/15/2021	1/20/2016	183,265
Dominican Republic Government International Bond, 2/4/2028	3/6/2013	45,508
Honduras Government International Bond, 12/16/2020	12/11/2013	290,000
JPMorgan Chase Bank NA, 2/15/2018	5/15/2017	342,254
Phosagro OAO via Phosagro Bond Funding, Ltd., 2/13/2018	2/6/2013	200,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	198,820
Universal Entertainment Corporation, 8/24/2020	10/18/2016	256,428

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
G.O.	-	General Obligation
PIK	-	Payment-In-Kind
Refg.	-	Refunding
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series

Reference Rate Index:

ARPP7DRR	-	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP	-	Argentina Deposit Rates Badlar Private Banks
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics pursuant to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 28, 2017	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 28, 2017	By:
/s/ David S. Royal
David S. Royal
President

Date: December 28, 2017	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer